As filed with the Securities and Exchange Commission on April 19, 2018
File No. 333-101937
811-04972
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-4
REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933
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PRE-EFFECTIVE AMENDMENT NO.		/ /
POST-EFFECTIVE AMENDMENT NO.	25	/X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO.	657	/X/

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN

(Exact Name of Registrant)

HARTFORD LIFE INSURANCE COMPANY

(Name of Depositor)

P.O. BOX 2999
HARTFORD, CT 06104-2999

(Address of Depositor's Principal Offices)

(860) 547-4390

(Depositor's Telephone Number, Including Area Code)

LISA PROCH
HARTFORD LIFE INSURANCE COMPANY
P.O. BOX 2999
HARTFORD, CT 06104-2999

(Name and Address of Agent for Service)
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APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.
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It is proposed that this filing will become effective:

/ /	immediately upon filing pursuant to paragraph (b) of Rule 485
/X/	on May 1, 2018 pursuant to paragraph (b) of Rule 485
/ /	60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /	on ________ pursuant to paragraph (a)(1) of Rule 485
/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

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PART A

HARTFORD LEADERS ACCESS
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (EST. 4/1/99)
HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (EST. 12/8/86)
PO BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (INVESTMENT PROFESSIONALS)
www.thehartford.com/annuities

On December 3, 2017, a Stock and Asset Purchase Agreement (the “Purchase Agreement”) was entered into by and among Hartford Holdings, Inc. (“HHI”) and its parent company, The Hartford Financial Services Group, Inc. (“HFSG”), Hopmeadow Acquisition, Inc. (“Buyer”), Hopmeadow Holdings, LP (“Buyer Parent”) and Hopmeadow Holdings GP LLC (“Buyer Parent GP”), pursuant to which HHI agreed to sell all of the issued and outstanding equity of Hartford Life, Inc. (“HLI”), the parent of Hartford Life Insurance Company ("HLIC") and its indirect wholly owned subsidiary, Hartford Life and Annuity Insurance Company, to Buyer (the “Talcott Resolution Sale Transaction”).  Buyer, Buyer Parent and Buyer Parent GP are funded by a group of investors (the “Investor Group”) led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. HHI will also be a member of the Investor Group.
The closing of the Talcott Resolution Sale Transaction is subject to regulatory approvals, and the satisfaction of other closing conditions. Talcott Resolution will continue to administer and provide all contractual benefits of your annuity. The terms, features and benefits of your insurance contract will NOT change as a result of the Sale. The Talcott Resolution Sale Transaction is expected to close in the first half of 2018.
Additional information regarding the Talcott Resolution Sale Transaction can be found on The Hartford's* website at https://ir.thehartford.com and in Current Reports on Form 10-K filed by HFSG on February 23, 2018 and by HLIC on March 1, 2018 with the Securities and Exchange Commission.
*The Hartford Financial Services Group, Inc., (NYSE: HIG) operates through its subsidiaries under the brand name, The Hartford, and is headquartered in Hartford, Conn.
* * * * * * * * * *
The variable annuity products described in this prospectus are no longer for sale. In 2013, we announced that we would no longer be selling or issuing annuity products and part of the company’s long-term strategy is to reduce the liabilities associated with the in-force annuity block of contracts. However, we continue to administer the in-force annuity contracts. This variable annuity prospectus describes a contract between each Owner and joint Owner (“you”) and Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company (“us,” “we” or “our”). You should read the terms of your contract, including any riders, as your contract contains the specific terms of the benefits, limitations, restrictions, costs and obligations regarding your annuity. This is an individual, deferred, flexible-premium variable annuity. This variable annuity allows you to allocate your Premium Payment among the following portfolio companies:

✓	AIM Variable Insurance Funds

✓	American Funds Insurance Series

✓	Franklin Templeton Investments

✓	Hartford HLS Funds

✓	Lord Abbett
✓	MFS Investment Management

Please see Appendix A for additional information. There may be contract and/or rider variations due to requirements under state law. See your contract and riders for the provisions appropriate to you.
Please read this prospectus carefully and keep it for your records and for future reference. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission (“SEC” or “Commission”). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn’t approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained free of charge from us by calling 1-800-862-6668 or from the SEC’s website (www.sec.gov).
This variable annuity may not be suitable for everyone. This variable annuity may not be appropriate for people who do not have a long investment time horizon and is not appropriate for people who intend to engage in market timing. You will get no additional tax advantage from this variable annuity if you are investing through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account (“IRA”)). This prospectus is not intended to provide tax, accounting or legal advice. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax adviser. This product is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
Four Simple Steps to Safeguard Your Account Against Fraud
We take protection of our customer accounts and information seriously. With the number of security breaches on the rise, it is a good time to remind you, our clients, to increase your awareness and protect yourself from fraud. We recommend four easy ways you can help protect yourself and your investments.
1. Strengthen Your Password
A strong password is your primary line of defense, which is why criminals attempt to acquire them. Passwords should be complex and difficult to guess. In order to ensure their ongoing effectiveness, passwords should be changed on a regular basis.
2. Keep Your Information Current
Make sure your contact information, including mailing address, email address and phone number is up to date with us. This will ensure that you receive your important documents.
3. Be Aware
Learn to recognize phishing emails, suspicious phone calls and texts from individuals posing as legitimate organizations, such as a bank, credit card company and government agencies. Do not click on links or download attachments from unknown sources.
4. Review Your Account Statements and Notify Law Enforcement of Suspicious Activity
As a precautionary measure, we recommend that you remain vigilant by reviewing your account statements and credit reports closely. If you detect any suspicious activity on an account, you should promptly notify the financial institution or company with which the account is maintained. You also should promptly report any fraudulent activity or suspected incidence of identity theft to proper law enforcement authorities or the Federal Trade Commission (FTC).
To file a complaint with the FTC, you may do so at www.ftc.gov/idtheft or call 1-877-ID-THEFT (877-438-4338). The FTC mailing address is 600 Pennsylvania Ave. NW, Washington, DC 20580. Complaints filed with the FTC will be added to the FTC’s Identity Theft Data Clearinghouse, which is a database made available to law enforcement agencies.
Obtain a Copy of Your Credit Report
You may obtain a free copy of your credit report from each of the three major credit reporting agencies once every 12 months by visiting www.annualcreditreport.com, calling toll-free 877-322-8228, or by completing an Annual Credit Report Request Form (found on the website) and mailing it to Annual Credit Report Request Service, P.O. Box 105281, Atlanta, GA 30348.

Or you can elect to purchase a copy of your credit report by contacting one of the three national credit reporting agencies. Contact information for the three national credit reporting agencies is provided below:

Equifax (800) 685-1111 www.equifax.com P.O. Box 740241 Atlanta, GA 30374	Experian (888) 397-3742 www.experian.com P.O. Box 2002 Allen, TX 75013	Transunion (800) 888-4213 www.transunion.com P.O. Box 1000 Chester, PA 19016
Additional Free Resources on Identity Theft
You may wish to review the tips provided by the FTC on how to avoid identity theft. For more information, please visit www.consumer.ftc.gov/topics/privacy-identity or call 1-877-ID THEFT (877-438-4338).
We are not an investment adviser nor are we registered as such with the SEC or any state securities regulatory authority. We are not acting in any fiduciary capacity with respect to your investment. This information does not constitute personalized investment advice or financial planning advice.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PROSPECTUS DATED: MAY 1, 2018 STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 2018

1. Highlights
a. Overview
This Contract and all features are closed to new investors.
This is a deferred, flexible-premium variable annuity. A deferred variable annuity has an accumulation phase and a payout phase. You make investments during the accumulation phase. The value of your investments is used to set your benefits. At the end of the accumulation phase, we use that accumulated value to set the payments that we make during the payout phase. Generally speaking, the longer the accumulation phase, the greater your Contract Value will be for setting your benefits and annuity payouts.
This variable annuity provides:

✓	Different investment options. (Sections 3, 5(a) & Appendix A)
✓	Tax-free transfers among investment options. (Sections 5(a), Appendix Tax)
✓	Tax deferral on your investments until you withdraw your money (subject to possible IRS penalty). (Sections 5(c), Appendix Tax)
✓	Several optional living benefits that provide guaranteed withdrawals over a fixed or an indeterminate time period. (Sections 2 & 7)
✓	Annuity Payouts over a fixed or an indeterminate time period. (Section 5(d))
✓	Different Death Benefits. (Sections 2, 5(e), 6, 7(b) & 7(c))
b. Optional Features Previously Available

Optional Feature	General Purpose
MAV/MAV Plus*	Guaranteed Minimum Death Benefit that ratchets up based on performance
The Hartford’s Principal First*	Guaranteed Minimum Withdrawal Benefit with periodic step-up rights
The Hartford’s Principal First Preferred*	Guaranteed Minimum Withdrawal Benefit
The Hartford’s Lifetime Income Builder Selects*	Guaranteed Minimum Lifetime Withdrawal Benefit (aka Lifetime Withdrawal Feature) with limited annual step-up rights
The Hartford’s Lifetime Income Builder Portfolios*	Guaranteed Minimum Lifetime Withdrawal Benefit (aka Lifetime Withdrawal Feature) with full annual step-up rights
The Hartford’s Lifetime Income Builder*	Guaranteed Minimum Lifetime Withdrawal Benefit
The Hartford’s Lifetime Income Builder II*	Guaranteed Minimum Lifetime Withdrawal Benefit with limited annual step-up rights
The Hartford’s Lifetime Income Foundation*	Guaranteed Minimum Lifetime Withdrawal Benefit
* No longer available for sale.
Partial Surrenders taken prior to the Lifetime Eligibility Date or in excess of the available Lifetime Benefit Payment will reduce the Guaranteed Minimum Death Benefit by an amount greater than the amount withdrawn as a result of a proportionate reduction.
Optional features are subject to restrictions that may limit or eliminate the availability of these benefits. Optional features selected are identified on your application and Contract. Not every optional feature was available from your Financial Intermediary and may be subject to additional restrictions. For more information, see Section 6, 7 and Appendices B and C.
c. Investment Options (Sections 3, 5(a) & Appendices II & A)
You may invest in:

✓	Funds with different investment strategies, objectives and risk/reward profiles.
✓	In certain circumstances, you were able to invest in a Fixed Accumulation Feature. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.

d. Charges and Fees (Sections 2, 5(b), 5(c) & Appendices II & A)
You will pay the following types of fees:

✓	Sales charges (varies by Contract version)
✓	Contract expenses (varies by Contract version)
✓	Optional rider fees (if selected)
✓	Fund expenses
Here are a few suggestions that might make it easier for you to use this prospectus:

✓
We use a lot of defined terms to describe how this variable annuity works. These terms are capitalized and described in the Definition section (section 8(a)). Unavoidably, we sometimes interchangeably use different terms that essentially mean the same thing (for instance, this variable annuity is also called a “Contract”).

✓
We include cross references to other sections to help describe certain aspects of this variable annuity in more detail. For example, we may describe an optional benefit in section 7 but examples of how it works are in Appendix I.

✓
Know what kind of variable annuity you purchased. We have noted what type of variable annuity (and in some instances, what series of variable annuity) this is on the cover page of this prospectus. This information will also appear in your Contract.

✓
 The format and tables provided are designed to help you compare features. We have used a consistent question and answer format in sections 6 and 7 to make it easier to compare optional benefits. Appendix A is designed to compare and contrast different variations of this variable annuity.

e. Commissions for selling this variable annuity (Section 8(f) & Appendix A)
We paid a commission for selling this variable annuity and even though this product is no longer available for new sales, commissions may continue to be paid for past sales. Commissions vary based on a variety of factors such as whether they are paid up front or over time, the type of variable annuity sold and your age.
f. Surrender Offers
In 2013 and 2014 we made an Enhanced Surrender Value offers (“Offers”) to certain Contract Owners. The Offers provided you the option to fully surrender your Contract in return for an enhanced surrender value. The Offers are no longer available. We may make additional offers in the future that may be similar to the Offers or may be different than the Offers. We will notify you in writing if additional offers are available.
g. Can I defer my Annuity Commencement Date?
If you are eligible, you may elect a one-time deferral of your Annuity Commencement Date. To elect this option we must receive at our Administrative Office the Annuity Commencement Date Deferral Option Request Form In Good Order during the Election Period. The Election Period begins when we send you the Annuity Commencement Date Deferral Option rider and ends on your Annuity Commencement Date. The Annuity Commencement Date Deferral Option rider will become effective on the Annuity Commencement Date. For more information, please see the section titled Annuity Commencement Date Deferral Option.

2. Synopsis
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering your variable annuity. The first table describes the fees and expenses that you will pay at the time that you buy or Surrender this variable annuity. State premium taxes may also be deducted.
Contract Owner Transaction Expenses

Sales Charge Imposed on Purchases (as a percentage of Premium Payments)	None
$0 - $49,999	0%
$50,000 - $99,999	0%
$100,000 - $249,999	0%
$250,000 - $499,999	0%
$500,000 - $999,999	0%
$1,000,000+	0%
Contingent Deferred Sales Charge* (as a percentage of Premium Payments) First Year	0%
Second Year	0%
Third Year	0%
Fourth Year	0%
Fifth Year	0%
Sixth Year	0%
Seventh Year	0%
Eighth Year	0%
Ninth Year	0%
Surrender Fee (as a percentage of amount Surrendered, if applicable)	None
Exchange Fee	None

*	Each Premium Payment has its own Contingent Deferred Sales Charge schedule.
Contract Owner Periodic Expenses
The next table describes the fees and expenses that you will pay periodically and on a daily basis (except as noted) during the time that you own this variable annuity, not including Fund fees and expenses.

	Series II/IIR	Series III
Annual Maintenance Fee (1)	$30	$30
Separate Account Annual Expenses (as a percentage of average daily Account Value)
Mortality and Expense Risk Charge	1.50%	1.55%
Administrative Charge	0.15%	0.20%
Total Separate Account Annual Expenses	1.65%	1.75%
Maximum Optional Charges (as a percentage of average daily Account Value)
The Hartford’s Principal First Preferred Charge (5)	0.20%	0.20%
The Hartford’s Principal First Charge (2)(5)	0.75%	0.75%
MAV/MAV Plus Charge	0.30%	0.30%
Total Separate Account Annual Expenses with optional benefit separate account charges	2.70%	2.80%
Maximum Optional Charges (3) (as a percentage of Benefit Amount or Payment Base(4))
The Hartford’s Lifetime Income Foundation Charge (5)	0.30%	0.30%
The Hartford’s Lifetime Income Builder II Charge (2)(5)	0.75%	0.75%
The Hartford’s Lifetime Income Builder Charge (2)(5)	0.75%	0.75%
The Hartford’s Lifetime Income Builder Selects (2)(3)(5)
Single Life Option Charge	1.50%	1.50%
Joint/Spousal Life Option Charge	1.50%	1.50%

The Hartford’s Lifetime Income Builder Portfolios (2)(3)(5)
Single Life Option Charge	1.50%	1.50%
Joint/Spousal Life Option Charge	1.50%	1.50%

(1)	Fee waived if Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract.

(2)
Current rider charges are:The Hartford's Lifetime Income Builder - 0.75%; The Hartford's Lifetime Income Builder II - 0.75%; The Hartford's Principal First - 0.75%: Current charges for The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios (Single and Joint/Spousal Options) are 1.50%. Your rider charge may be lower if you chose to decline a rider fee increase.

(3)	Charge deducted on each Contract Anniversary and when you fully Surrender your Contract.

(4)	See “Does the Benefit Amount/Payment Base change under this rider?” in Section 6 for a description of the terms “Benefit Amount” and “Payment Base.”

(5)	You may not own more than one of these optional riders at the same time.
The next item shows the minimum and maximum total fund operating expenses charged by the Funds that you may pay on a daily basis during the time that you own this variable annuity. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Hartford Leaders Access II/IIR/III	Minimum	Maximum
Total Annual Fund Operating Expenses
(these are expenses that are deducted from Fund assets, including management fees, Rule 12b-1 distribution and/or service fees, and other expenses)	0.40%	1.38%

EXAMPLE
This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities.
Let’s say, hypothetically, that your annual investment return is 5% and that your fees and expenses today were as high as possible.
The example illustrates the effect of fees and expenses that you could incur (other than taxes). Your actual fees and expenses may vary. For every $10,000 invested, here’s how much you would pay under each of the three scenarios posed:

Hartford Leaders Access Series III:
(1) If you Surrender your Contract at the end of the applicable time period:

1 year	$534
3 years	$1,598
5 years	$2,657
10 years	$5,282
(2) If you annuitize at the end of the applicable time period:

1 year	$352
3 years	$1,416
5 years	$2,475
10 years	$5,100
(3) If you do not Surrender your Contract:

1 year	$534
3 years	$1,598
5 years	$2,657
10 years	$5,282

Condensed Financial Information
When Premium Payments (and any applicable Payment Enhancements) are credited to your Funds, they are converted into Accumulation Units by dividing the amount of your Premium Payments (and any applicable Payment Enhancements), minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see Section 5(a). Please refer to Appendix II for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us.
Available Information
We provide information about our financial strength in reports filed with the SEC and state insurance departments. For example, we file annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above.
You may read or copy these reports at the SEC’s Public Reference Room at 100 F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.thehartford.com/annuities or visiting at the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.

3. General Information
The Company
We are a stock life insurance company. Hartford Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. Hartford Life and Annuity Insurance Company is authorized to do business in all states of the United States except New York, the District of Columbia and Puerto Rico. Hartford Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Hartford, Connecticut. Not all Contracts were available from each issuing company. Neither company cross guarantees the obligations of the other. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.
The General Account
The Fixed Accumulation Feature is part of our General Account. Any amounts that we are obligated to pay under the Fixed Accumulation Feature and any other payment obligation we undertake under the Contract are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and financial products and pay our obligations under these products from our assets in the General Account. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.
The Separate Account
We set aside and invest the assets of some of our annuity contracts, including this Contract, in a Separate Account. These Separate Accounts are registered as a unit investment trust under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of a Separate Account or us. Separate Accounts meet the definition of “Separate Account” under federal securities law. The Separate Accounts referenced in this prospectus hold only assets for variable annuity contracts. These Separate Accounts:

•	Hold assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.

•
Are not subject to the liabilities arising out of any other business we may conduct. The General Account is subject to the Company’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.

•	Are not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts.

•	May be subject to liabilities from a Sub-Account of a Separate Account that holds assets of other variable annuity contracts offered by a Separate Account, which are not described in this prospectus.

•	Are credited with income and gains, and takes losses, whether or not realized, from the assets they hold without regard to our other income, gains or loss.
We do not guarantee the investment results of any Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.
The Funds
At the time you purchased your Contract, you allocated your Premium Payments to Sub-Accounts. These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you can buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution fees and operating expenses. "Master-feeder" or "fund of funds" ("feeder funds") invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return. Please contact us to obtain a copy of the prospectuses for each Fund (or for any feeder funds). You should read these prospectuses carefully before investing. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all Contract classes. Please see Appendix A for more information.
Mixed and Shared Funding — Fund shares may be sold to our other separate accounts, our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as “mixed and shared funding.” As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and other contract owners investing these Funds. If a material conflict arose, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund.
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:

•	Notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted.

•	Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

•	Arrange for the handling and tallying of proxies received from Contract Owners.

•	Vote all Fund shares attributable to your Contract according to timely instructions received from you, and

•	Vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the underlying funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Contract Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Fees and Payments We Receive from Funds and related parties — We receive substantial fees and payments with respect to the Funds that are offered through your Contract (sometimes referred to as “revenue sharing” payments). We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. All of the Funds on the overall menu make payments to Hartford or an affiliate. We receive these payments and fees under agreements between us and a Fund’s principal underwriter transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.55% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under distribution and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. Hartford expects to make a profit on the amount of the fees and payments that exceed Hartford’s own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2017, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities):
AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services Inc., BlackRock Advisors, LLC, BlackRock Investment, LLC, Columbia Management Distributors, Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, The Huntington Funds, Invesco Advisors Inc., Invesco Distributors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, JPMorgan Investment Advisors, Inc., Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership,

The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.
We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the HLS Funds) and HIMCO VIT Funds, based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.
Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by Hartford varies by Fund and Hartford may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2017, and are not expected to exceed 0.40% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $75 from that Fund). For the fiscal year ended December 31, 2017, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $53.5 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.
Fixed Accumulation Feature
As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for contracts issued in Massachusetts. Any Contract Value currently invested in the Fixed Accumulation Feature may remain.
The following information applies only for Contract Value allocated to or in the Fixed Accumulation Feature as of October 4, 2013.
Important Information You Should Know: This portion of the prospectus relating to the Fixed Accumulation Feature is not registered under the 1933 Act and the Fixed Accumulation Feature is not registered as an investment company under the 1940 Act. The Fixed Accumulation Feature or any of its interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosure regarding the Fixed Accumulation Feature. The following disclosure about the Fixed Accumulation Feature may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The Fixed Accumulation Feature is not offered in all Contracts and is not available in all states.
Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in the General Account. Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors.
We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate that meets your State’s minimum non-forfeiture requirements. We reserve the right to prospectively declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates and no assurances are offered as to future rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments, regulatory and tax requirements, and competitive factors.
We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a “first-in first-out” basis.
Important: Any interest credited to amounts you allocate to the Fixed Accumulation Feature in excess of the minimum guaranteed interest rate will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Accumulation Feature may not exceed the minimum guaranteed interest rate for any given year. The Fixed Accumulation Feature interest rates may vary by State. While we do not charge a separate fee for investing in the Fixed Accumulation Feature, our expenses associated with offering this feature are factored into the Fixed Accumulation Feature.
From time to time, we may credit increased interest rates under certain programs established in our sole discretion.
4. Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of either the Separate Account’s inception or the Sub-Account’s inception, whichever is later, for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge (CDSC), and Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.
The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for CDSC or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.
If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the Fund less the recurring charges at the Separate Account level.
A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.
5. The Contract
a. Purchases and Contract Value
Who could buy this Contract?
This Contract is no longer available for sale. The Contract is an individual or group tax-deferred variable annuity Contract. It was designed for retirement planning purposes and was available for purchase by any individual, group or trust, including:

•	Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

•
Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code. We no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts or additional Premium Payments into any individual annuity contract funded through a 403(b) plan;

•	Individual Retirement Annuities adopted according to Section 408 of the Code;

•	Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and

•	Certain eligible deferred compensation plans as defined in Section 457 of the Code.
The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts were able to purchase Contracts that were not part of a tax qualified retirement plan. These are known as non-qualified Contracts.
If you purchased the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.
Refer to Appendix A for more information about the different forms of contracts we offered.
How was this Contract Purchased?
The Contract was only available for purchase through a Financial Intermediary.
Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.
We will not accept Premium Payments in the aggregate of $1 million or more unless we provide prior approval. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your Premium Payment:

•	if total Premium Payments aggregated by social security number or taxpayer identification number equal $1 million or more; and

•	for all applications where the Owner or joint Owner are non-resident aliens.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state and may result in you not receiving important notices about your Contract.
Description of the Right to Cancel provision you had when you Purchased your Contract
If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.
Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Day we receive your request to cancel and will refund any sales or Contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.
If you cancel a Plus Contract, we will recapture any Payment Enhancements we previously credited to your Contract, and you will assume the risk of any investment loss on those Payment Enhancements.
Replacement of Annuities
A "replacement" occurs when a new contract is purchased and, in connection with the sale, an existing contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new annuity contract involves the use of the funds obtained from the values of an existing annuity contract through Withdrawal, Surrender or loan.
There are circumstances in which replacing your existing annuity contract can benefit you. However, a replacement may not be in your best interest. Accordingly, you should make a careful comparison of the cost and benefits of your existing contract and the proposed contract with the assistance of your financial and tax advisers to determine whether replacement is in your best interest. You should be aware that the person selling you the new contract will generally earn a commission if you buy the new contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.
You should also note that once you have replaced your variable annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable annuity contract during your "free look" period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered contract if the owner chooses to reject their new variable annuity contract during their "free look" period.
How are Premium Payments applied to your Contract?
If we receive your subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Premium Payments based on your last instructions on record. We will send you a confirmation when we invest your Premium Payments.
How is the value of your Contract calculated before the Annuity Commencement Date?
The Contract Value is the sum of the value of the Fixed Accumulation Feature, if applicable, and all Funds. There are two things that affect your Contract Value: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. Contract Value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the Funds.
When Premium Payments are credited to your Account, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting partial or full Surrenders, settling a Death Benefit claim or by annuitizing your Contract.
To determine the current Accumulation Unit Value, we take the prior Valuation Day’s Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

•	The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; reduced

•	The net asset value per share of each Fund at the end of the prior Valuation Day; reduced by

•
Contract charges including the deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, divided by the number of days in the year multiplied by the number of days in the Valuation period.

We will send you a statement at least annually.
What other ways can you invest?
You may enroll in the following features (sometimes called a “Program”) for no additional fee. Not all Programs are available with all Contract variations.
InvestEase
This electronic funds transfer feature allows you to have money automatically transferred from your checking or savings account and deposited into your Contract on a monthly or quarterly basis. It can be changed or discontinued at any time. The minimum amount for each transfer is $50. You can elect to have transfers made into any available Fund.
Static Asset Allocation Models
This feature allows you to select an asset allocation model of Funds based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain funds or fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Asset allocation models can be based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods, or can be based on certain potential investment strategies that could possibly be achieved by investing in particular funds or fund families and are not based on such investment theories. Please see Appendix F for models that are available to you.
If you choose to participate in one of these asset allocation models, you must invest all of your Premium Payment into one model. You may invest in an asset allocation model through the Dollar Cost Averaging Program where the Fixed Accumulation Feature is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the Automatic Income Program.
You may participate in only one asset allocation model at a time. Asset allocation models cannot be combined with other asset allocation models or with individual sub-account elections. You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on fund abusive trading restrictions.
You may be required to invest in an acceptable asset allocation model as a condition for electing and maintaining certain guaranteed minimum withdrawal benefits.
Your investments in an asset allocation model will be rebalanced quarterly to reflect the model’s original percentages and you may cancel your model at any time subject to investment restrictions for maintaining certain guaranteed minimum withdrawal benefits.
We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.
While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to "What Restrictions Are There on your Ability to Make a Sub-Account Transfer?" for more information.
You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Investment Professional. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.

•	Asset Rebalancing
In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time.

•	Dollar Cost Averaging
We offer two dollar cost averaging programs:

•	Fixed Amount DCA

•	Earnings/Interest DCA
Fixed Amount DCA - This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into a different Fund. This program begins approximately 15 days following the next monthly Contract Anniversary from the day the enrollment requested is established unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.
Earnings/Interest DCA - This feature allows you to regularly transfer (monthly or quarterly) the interest earned from your investment in the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into another Fund. This program begins two business days plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.
Automatic Income Program
This systematic withdrawal feature allows you to make partial Surrenders up to 10% of your total Premium Payments each Contract Year without a Contingent Deferred Sales Charge. You can designate the Funds to be surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The minimum amount of each Surrender is $100. Amounts taken under this program will count towards the Annual Withdrawal Amount, and if received prior to age 59½, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may satisfy Code Section 72(t)/(q) requirements by enrolling in this program. Your level of participation in this program may result in your exceeding permissible withdrawal limits under certain optional withdrawal riders.
Other Program considerations

•	You may terminate your enrollment in any Program at any time.

•	We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:

•	any Fund is merged or substituted into another Fund - then your allocations will be directed to the surviving Fund; or

•	any Fund is liquidated - then your allocations will be directed to any available money market Fund (subject to applicable law).
You may always provide us with updated instructions following any of these events.

•
Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

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We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you. Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which model portfolio is best for you.

Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each model portfolio is intended to maximize returns given various levels of risk tolerance, a model portfolio may not perform as intended. Market, asset class or allocation option class performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause a model portfolio to be ineffective or less effective in reducing volatility. A model portfolio may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of model portfolios can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the model portfolios. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular fund, see that Fund’s prospectus.

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Additional considerations apply for qualified Contracts with respect to Static Asset Allocation Model programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employee Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any model portfolios. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any model portfolio with governing plan documents.

•	These Programs may be adversely affected by Fund trading policies.
Can you transfer from one Fund to another?
During those phases of your Contract when transfers are permissible, you may make transfers between Funds according to the following policies and procedures, as they may be amended from time to time. In addition, there may be Investment Restrictions applicable to your Contract in conjunction with certain riders as described in this prospectus.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer”, however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account
No
Second, you are allowed to submit a total of 20 Sub-Account transfers each Contract Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution, or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed.
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that Fund’s trading policy.
We are obligated to follow each Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund’s trading policy. Please refer to each Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.
In certain circumstances, Fund abusive trading policies do not apply or may be limited. For instance:

•	Certain types of financial intermediaries may not be required to provide us with shareholder information.

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“Excepted funds” such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

•	A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.

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Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of “dollar cost averaging” programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.

Possibility of Undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

•	Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•	Certain forms of variable annuities and types of Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

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These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

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In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (“Participants”) or enforce the Transfer Rule because we do not keep Participants’ account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Fixed Accumulation Feature Transfers — If applicable, during each Contract Year, you may make transfers out of the Fixed Accumulation Feature to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). Each Contract Year you may transfer the greater of:

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30% of the Contract Value in the Fixed Accumulation Feature as of the last Contract Anniversary or Contract issue date or the largest sum of your prior transfers. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary. These restrictions also apply to systematic transfers except for certain programs specified by us; or

•	An amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.
We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs.
If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer any amount up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.
We may defer transfers and Surrenders from the Fixed Accumulation Feature for up to 6 months from the date of your request.
As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Contract Values in the Fixed Accumulation Feature to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.
If you elect the Deferral Option, at least 80% of your Contract Value must be invested in Sub-Accounts on the original Annuity Commencement Date. That is, no more than 20% of the Contract Value may be allocated to the Fixed Accumulation Feature on the original Annuity Commencement Date. Any amount over 20% of Contract Value allocated to the Fixed Accumulation Feature on the original Annuity Commencement Date will be moved out of the Fixed Accumulation Feature via a Dollar Cost Averaging program with a duration of six months or less according to the instructions that you provide to us on the Annuity Commencement Date Deferral Option Request Form. Any existing restriction on the maximum amount transferable from the Fixed Accumulation Feature during any Contract Year will be waived on and after the original Annuity Commencement Date. The Contract Value is calculated on the Valuation Day immediately before the transfer.
Telephone and Internet Transfers — Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgment we return to you. If the time and date indicated on the acknowledgment is before the end of any Valuation Day, the instructions will be carried out at the end of that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgment, you should contact us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your Investment Professional. Any oral communication should be reconfirmed in writing.
Telephone or Internet transfer requests may currently only be canceled by calling us before the end of the Valuation Day you made the transfer request.
We, our agents or our affiliates are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Power of Attorney — You may authorize another person to conduct financial and other transactions on your behalf by submitting a copy of a power of attorney (POA) executed by you that meets the requirements of your resident state law. Once we have the POA on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated agent (attorney-in-fact). We reserve the right to request an affidavit or certification from the agent that the POA is in effect when the agent makes such transactions. You may instruct us to discontinue honoring the POA at any time.
b. Charges and Fees
Mortality and Expense Risk Charge
We deduct a daily charge for assuming mortality and expense risks under the Contract. This charge is deducted from your Sub-Account Value.
The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

•	Mortality Risk - There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the accumulation phase of your Contract, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

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Expense Risk - We also bear an expense risk that the CDSCs, if applicable, and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.
Annual Maintenance Fee
The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and your Account. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.
We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include contracts from our Putnam Hartford line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.
Administrative Charge
We apply a daily administration charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge. This charge compensates us for administrative expenses that exceed revenues from the Annual Maintenance Fee described above.
Premium Taxes
The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Sales Charges
We offer three contract variations that have a CDSC (these forms of contract are called “Outlook”, “Plus” and our base contract (which does not have a separate marketing name but is sometimes referred to in this prospectus as the “Core” version)), one contract version has a front end sales charge (called “Edge”) and one contract version has no sales charge (called “Access”). These types of charges (and any available reductions or waivers) are described in Section 2.
Charges Against the Funds
Annual Fund Operating Expenses - The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds’ prospectuses.
Charges if you Elect the Annuity Commencement Date Deferral Option
If you elect the Deferral Option, then upon the original Annuity Commencement Date, The Hartford's Principal First and The Hartford's Principal First Preferred riders as well as all other living benefits and optional death benefits are terminated and the associated rider charges will no longer be assessed.

Other disclosure specific to Invesco V.I. Government Money Market Fund
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940. Further detail regarding these changes is set forth in the fund's prospectus.
Reduced Fees and Charges
We may offer, in our discretion, reduced fees and charges including, but not limited to, CDSCs, the Mortality and Expense Risk Charge, the Annual Maintenance Fee, and charges for optional benefits, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.
Please see “Synopsis” for a description of charges and fees.
c. Surrenders
What kinds of Surrenders are available?
Before the Annuity Commencement Date:
Full Surrenders - When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, CDSCs, a prorated portion of optional benefit charges, if applicable and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
See the prospectus supplement dated May 1, 2014 for a description of an Enhanced Surrender Value Offer (2014) available for a limited time to certain Contract Owners. The Enhanced Surrender Value Offer made to certain Contract Owners beginning in January 2013 terminated on February 28, 2014.
Partial Surrenders - You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. We will deduct any applicable CDSC. However, on a noncumulative basis, you may make partial Surrenders during any Contract Year, up to the Annual Withdrawal Amount allowed and the Contingent Deferred Sales Charge will not be assessed against such amounts. Surrender of Contract Values in excess of the Annual Withdrawal Amount and additional surrenders made in any Contract Year will be subject to the Contingent Deferred Sales Charge. You can ask us to deduct the CDSC from the amount you are Surrendering or from your remaining Contract Value. If we deduct the CDSC from your remaining Contract Value, that amount will also be subject to CDSC. This is our default option.
Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 8 (State Variations) for additional details.
There are several restrictions on partial Surrenders before the Annuity Commencement Date:

•	The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

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After a Surrender, your Contract Value must be equal to or greater than our then current minimum Contract Value that we establish according to our current policies and procedures. We may change the minimum Contract Value in our sole discretion, with notice to you. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after a Surrender.

Your resulting standard Death Benefit will be reduced proportionately if you Surrender the majority of your Contract Value. See sections 6 and 7 for information regarding the impact of Surrenders to Death Benefits and optional benefits.
Under certain circumstances Hartford had permitted certain Contract Owners to reinstate their Contracts when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to Hartford. As of October 4, 2013, we no longer allow Contract Owners to reinstate their Contracts when a Contract Owner requests a Surrender (either full or Partial).
After the Annuity Commencement Date:
Full Surrenders - You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment for a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable CDSCs. The Commuted Value is determined on the day we receive your written request for Surrender.
Partial Surrenders - Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity With Payments for a Period Certain, Joint and Last Survivor Life Annuity With Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Options. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the “Period Certain” for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.
Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 8 (State Variations) for additional details.

To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request during the Period Certain.
We will deduct any applicable CDSCs.
If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.
These options may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.
Please check with your qualified tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.
Does the Invesco V.I. Government Money Market Fund impose a fee or gate for redemption?
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions.  The Fund’s board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940.  Further detail is set forth in the Fund’s prospectus.
How do you request a Surrender?
See the prospectus supplement dated May 1, 2014 for a description of an Enhanced Surrender Value Offer (2014) for certain Contract Owners.
Requests for full Surrenders terminating your Contract must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.
We may also postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions from the Fund in connection with the Fund’s plan of liquidation, in compliance with rules of the SEC or an order of the SEC.
We may defer payment of any amounts from the Fixed Accumulation for up to six months from the date of the request to Surrender. If we defer payment for more than thirty days, we will pay interest of at least 3% per annum on the amount deferred.
Written Requests — Complete a Surrender form or send us a letter, signed by you, stating:

•	the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

•	your tax withholding amount or percentage, if any, and

•	your disbursement instructions, including your mailing address.
You may submit this form via mail or fax.
Unless you specify otherwise, we will provide the dollar amount you want to receive after applicable taxes and charges as the default option.
If there are joint Owners, both must authorize these transactions. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata Surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.
Telephone or Internet Requests — To request a partial Surrender by telephone or internet, we must have received your completed Internet Partial Withdrawal/Telephone Redemption Authorization Form. If there are joint Owners, both must sign the form. By signing the form, you authorize us to accept telephone or internet instructions for partial Surrenders from either Owner. Telephone or Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone or internet Surrenders.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We may modify the requirements for telephone and/or internet redemptions at any time.
Telephone and internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.
Completing a Power of Attorney for another person to act on your behalf may prevent you from making Surrenders via telephone and internet.

What should be considered about taxes?
There are certain tax consequences associated with Surrenders. If you make a Surrender prior to age 59½, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59½ may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. Consult your personal tax adviser to determine whether a Surrender is permissible, with or without federal income tax penalty.
If you own more than one Contract issued by us or our affiliates in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.
Internal Revenue Code section 403(b) annuities - As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59½, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59½ ). Distributions prior to age 59½ due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.
We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.
d. Annuity Commencement Date Deferral Option
Effective February 11, 2017, we began allowing eligible Contract Owners to defer their Annuity Commencement Date pursuant to the provisions outlined below. If you elect the Deferral Option, you may defer your Annuity Commencement Date to the Annuitant’s 100th birthday.
We will notify you prior to your Annuity Commencement Date of the options available to you at your Annuity Commencement Date. During the Election Period, which begins when we send you the Deferral Option rider and ends on your Annuity Commencement Date (“Election Period”), and which will begin at least ninety days before your Annuity Commencement Date, you may choose any of the available options.
We may withdraw the Deferral Option at any time.
If one of the options available at that time is the Deferral Option and the following conditions are met during the entirety of the Election Period, you may elect the Deferral Option:

•	You own one or more eligible contracts issued by Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company

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The Deferral Option is not available if you have elected any of the following living benefit riders: The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder Portfolios, The Hartford’s Lifetime Income Builder Selects;

•	You have not elected the Deferral Option previously;

•	Your beneficiaries have not elected a death benefit settlement option;

•	You are within 90 days of your Annuity Commencement Date and you are at least 90 years old on your Annuity Commencement Date;

•	The state in which your Contract was issued has approved the Deferral Option rider;

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We must receive your signed Annuity Commencement Date Deferral Option Request Form in Good Order at our Administrative Office to elect the Deferral Option. We must receive the Annuity Commencement Date Deferral Option Request Form on any Valuation Day up to and including the Annuity Commencement Date, provided we receive it no later than 4:00 p.m. Eastern Time or, if earlier, the close of the New York Stock Exchange on the Annuity Commencement Date. If the Annuity Commencement Date falls on a non-Valuation Day we must receive it by the prior Valuation Day;

•	You must not be beyond your Annuity Commencement Date or have annuitized your Contract;

•	You must be a customer of a Financial Intermediary in accordance with our records;

•	The Contract is not owned by a Charitable Remainder Trust (The Annuity Commencement Date of these contracts is the Annuitant's 100th birthday); and

•	During the Election Period, we have not received a request to process additional Premium Payments through a 1035 exchange, direct transfer or direct rollover.
While we have described the Deferral Option, this does not signify that your state has approved the Deferral Option rider and does not mean that the Deferral Option will be available in the future even if the rider has been approved by your state. Approval by your state is not an endorsement by that state of the Deferral Option.
As you approach your Annuity Commencement Date if you have questions about whether or not this option is available in your state, please call us at 1-800-862-6668.
If you are eligible for the Deferral Option and if you properly elect the Deferral Option, the following changes to your contract will occur on your Annuity Commencement Date:

•	Your Annuity Commencement Date will be deferred to the Annuitant’s 100th birthday ("the Deferred Annuity Commencement Date");

•	All living benefit riders and all optional Death Benefit riders and their associated fees will terminate. No previously paid fees will be refunded. Specifically:

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The Death Benefit described in your Contract and any optional Death Benefits will be terminated and the new Death Benefit will be the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the Death Benefit amount will be subject to market fluctuations;

•	All optional Death Benefit rider charges will no longer be assessed;

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The Hartford’s Principal First and The Hartford’s Principal First Preferred riders including any guaranteed income benefit, death benefit settlement option and any annuitization option under these riders (i) will be terminated in their entirety; (ii) the charge for these riders will no longer be assessed; and (iii) your contract will then be subject to the contract minimum rules. If you are receiving Automatic Income Payments under The Hartford’s Principal First or The Hartford’s Principal First Preferred riders, you may continue to do so once the Deferral Option is effective. However, you will then be subject to the contract minimum rules. That is, if after any withdrawal, whether it be a systematic withdrawal or a one-time partial Surrender, your Contract Value falls below the contract minimum, we will close your contract and pay the full Surrender Value. The contract minimum is generally $500, but varies by state and may be charged in the future in our sole discretion, with notice to you. The minimum may be obtained by calling us at 1-800-862-6668;

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At least 80% of your Contract Value must be invested in Sub-Accounts. That is, no more than 20% of your Contract Value may be allocated to the Fixed Accumulation Feature. Any amount over 20% of Contract Value allocated to the Fixed Accumulation Feature on the Annuity Commencement Date will be moved out of the Fixed Accumulation Feature via a Dollar Cost Averaging program with a duration of six months or less according to the instructions that you provide to us on the Annuity Commencement Date Deferral Option Request Form. Any existing restriction on the maximum amount transferable from the Fixed Accumulation Feature during any Contract Year will be waived on and after the Annuity Commencement Date. The Contract Value is calculated on the Valuation Day immediately before the transfer;

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Similarly, if there is a Dollar Cost Averaging Program already established from the Fixed Accumulation Feature it will be terminated. You may begin a new Dollar Cost Averaging Program by contacting us after the Annuity Commencement Date;

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The default annuitization option for Qualified Contracts is the Life Annuity with Payments for a Period Certain Annuity Payout Option with a five year period certain. The default annuitization option for non-Qualified Contracts is the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten year period certain. In general, we use Contract Value to calculate fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Deferred Annuity Commencement Date;

•	If you elect the Deferral Option, premium taxes, if not previously deducted, will be deducted on your Deferred Annuity Commencement Date and not on your Annuity Commencement Date; and

•	If you choose the Deferral Option, full and partial Surrenders may be made up to the Deferred Annuity Commencement Date.
The ability to elect the Deferral Option may not be available in every State. The Deferral Option may be cancelled or withdrawn at any time by us without prior notification from us, except that we will not withdraw the option for any Contract Owner who has been offered the option at the beginning of the Election Period preceding the Annuity Commencement Date.

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If you elect the Deferral Option and if your Spouse continues the Contract after the Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100th birthday.

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If you elect the Deferral Option and if the Contingent Annuitant continues the Contract after the Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s 100th birthday.

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Once elected, in the event the Contingent Annuitant becomes the Annuitant and in the absence of a written election to the contrary, the Deferred Annuity Commencement Date will be the fifteenth day of the month coincident with or next following the Contingent Annuitant’s 100th birthday.

Please note that if you elect the Deferral Option, then, after your Annuity Commencement Date, the Contract terms described above will be modified. All inconsistent terms set forth in this Prospectus will not apply after your Annuity Commencement Date.

We encourage you to review the Deferral Option with your tax adviser regarding the tax consequences of electing the Deferral Option.
This Deferral Option will not be appropriate for all Contract Owners, and it may not be in your best interest to elect the Deferral Option.
Other Considerations
We cannot recommend whether or not the Deferral Option is the right choice for you. Please discuss the merits of the Deferral Option with your Financial Intermediary and tax adviser to be sure that the Deferral Option is suitable for you based on your particular circumstances;

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It is possible that the IRS could characterize the deferral of your annuity commencement date as a deemed exchange of your contract. Therefore, if your contract was issued prior to 1989, you should discuss the possible loss of any grandfathered rights related to your current contract with your tax adviser. In addition, if you elect the Deferral Option for more than one contract in the same year and the IRS were to characterize the deferral of your annuity commencement dates as a deemed exchange of your contracts, your contracts may be aggregated for the purposes of determining the taxability of any future distributions;

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It is possible that the selection of an Annuity Commencement Date at certain advanced ages could result in the Contract not being treated as an annuity for tax purposes; therefore, you should consult with your tax adviser;

•	Whether the advantages of deferring the Annuity Commencement Date outweigh any other option available to you at that time including liquidation or choosing an Annuity Payout Option;

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Whether the advantages of deferring the Annuity Commencement Date outweigh the disadvantages, including the loss of all Death Benefits in excess of Contract Value, the loss of all living benefits and the constraints on investments into the Fixed Accumulation Feature;

•	Whether you have other assets to meet your future income needs;

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Whether you will change your mind. Once you have elected the Deferral Option, you will not have the ability to reinstate The Hartford’s Principal First or The Hartford’s Principal First Preferred rider or reverse any other changes made to your Contract on the Annuity Commencement Date;

•	In your evaluation of the Deferral Option, you should consult with your Financial Intermediary and tax adviser and potentially any Beneficiaries named in the Contract;

•	The Deferral Option may not be available in all states, through all Financial Intermediaries or for all contracts;

•	Financial Intermediaries do not receive additional compensation if you choose the Deferral Option, but continue to receive existing compensation throughout the deferral period;

•	If you choose an Annuity Payout Option, you cannot later elect the Deferral Option; and
If you elect the Deferral Option, you may choose any then available Annuity Payout Options at or before the Deferred Annuity Commencement Date; however, you cannot elect to defer your Deferred Annuity Commencement Date further. On your Deferred Annuity Commencement Date if you have a Qualified Contract, the default Annuity Payout Option is a Life Annuity with Payments for a Period Certain Payout Option with period certain of five years. If you have a non-Qualified Contract, the default Annuity Payout Option is the Life Annuity with Payments for a Period Certain Payout Option with a ten year period certain. In general, we use Contract Value to calculate fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Deferred Annuity Commencement Date.

e.	Annuity Payouts
When you “annuitize” your Contract, you begin the process of converting Accumulation Units in what is known as the “payout phase.” The payout phase starts with your Annuity Commencement Date and ends when we make the last payment required under your Contract. You should answer the following questions:

•	When do you want Annuity Payouts to begin?

•	Which Annuity Payout Option do you want to use?

•	How often do you want the Payee to receive Annuity Payouts?

•	Do you want Annuity Payouts to be fixed dollar amount or variable dollar amount?
Please check with your Investment professional to select the Annuity Payout Option that best meets your income needs.
When do your Annuity Payouts begin?
Your Annuity Commencement Date cannot be earlier than:

✓	2nd Contract Anniversary - if choosing a fixed dollar amount Annuity Payout
✓	Immediately - if choosing a variable dollar amount Annuity Payout or be later than:

✓	Annuitant’s 90th birthday (or if the Contract Owner is a Charitable Remainder Trust, the Annuitant’s 100th birthday); or
✓	10th Contract Year (subject to state variation)
As of October 4, 2013 we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors.
Effective February 11, 2017, we began allowing eligible Contract Owners to defer their Annuity Commencement Date pursuant to the provisions outlined in the Annuity Commencement Date Deferral Option ("Deferral Option") section below. If you elect the Deferral Option, you may defer your Annuity Commencement Date the Annuitant’s 100th birthday. Once elected, in the event the Contingent Annuitant becomes the Annuitant and in the absence of a written election to the contrary, the Deferred Annuity Commencement Date will be the fifteenth day of the month coincident with or next following the Contingent Annuitant’s 100th birthday.

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For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your original Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with Payments For a Period Certain Payout Option with period certain payments for five years. For non-Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with Payments For a Period Certain Payout Option with a ten year period certain.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
Proof of Survival
The payment of any annuity benefit will be subject to evidence that the Annuitant is alive on the date such payment is otherwise due.
Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.
Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.
Life Annuity With Payments for a Period Certain
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant’s age. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.
Life Annuity with a Cash Refund
We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.
Joint and Last Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Joint and Last Survivor Life Annuity With Payments For a Period Certain

We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant’s age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.
When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Payments for a Period Certain
We agree to make payments for a specified time. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. The maximum period that you can select is 100 years minus your Annuitant’s age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.
You cannot Surrender your Contract once Annuity Payouts begin, unless you have selected Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments For a Period Certain, or Payments For a Period Certain Annuity Payout Option. A Contingent Deferred Sales Charge, if applicable, may be deducted.
For certain qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
Automatic Annuity Payouts - If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.
For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us what Annuity Payout Option you want, we will pay you under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a five year period certain.
How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

•	monthly,

•	quarterly,

•	semi-annually, or

•	annually.
Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
Do you want Annuity Payouts to be Fixed Dollar Amount or Variable Dollar Amount?
You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.
Fixed Dollar Amount Annuity Payouts - Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate set by us. Annuity purchase rates may vary based on the aspect of the Contract annuitized.
Variable Dollar Amount Annuity Payouts - Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the

Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:

•	the Annuity Payout Option chosen,

•	the Annuitant’s attained age and gender (if applicable),

•	the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and

•	the Assumed Investment Return (“AIR”).
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.
The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.
You can select one of the following AIRs offered, subject to state variations:

AIR	Annuity Unit Factor	AIR	Annuity Unit Factor	AIR	Annuity Unit Factor
3%	0.999919	5%	0.999866	6%	0.999840
The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.
Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.
After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with applicable transfer restriction policies.
Combination Annuity Payout - You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.

f.	Standard Death Benefits
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Owner, joint Owner, or the Annuitant, if applicable, dies before we begin to make Annuity Payouts. We calculate the Death Benefit when, and as of the date that, we receive a certified death certificate or other legal document acceptable to us. The Death Benefits described below are at no additional cost. Standard Death Benefits are automatically included in your Contract unless superseded by certain optional benefits. Terms and titles used in riders to your Contract may differ from those used in this prospectus.
The calculated Death Benefit will remain invested according to the Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary’s portion of the proceeds.
If you elect the Deferral Option, then on and after the original Annuity Commencement Date, your Death Benefit will equal the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations. No other Death Benefit, optional Death Benefits or living benefits apply. All optional Death Benefits, living benefits and their associated charges will terminate. Please see the section titled Annuity Commencement Date Deferral Option for more information.
The Premium Security Death Benefit
This standard Death Benefit is automatically issued if you and the Annuitant are all younger than age 81 when the Contract is issued. This Death Benefit is the highest of:

•	Contract Value; or

•	Total Premium Payments adjusted for partial Surrenders; or

•	The lesser of:

•	Maximum Anniversary Value, or

•	the sum of Contract Value plus 25% of Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death).
Please refer to Premium Security Death Benefit examples 1 - 2 in Appendix I.
The Asset Protection Death Benefit
This standard Death Benefit is automatically issued if you or the Annuitant are between ages 81 to 85 when the Contract is issued. This Death Benefit is the highest of:

•	Contract Value; or

•	The lesser of:

•	Premium Payments (adjusted for partial Surrenders), or

•	the sum of Contract Value plus 25% of total Premium Payments adjusted for partial Surrenders (excluding Premium Payments we receive within 12 months of death).
If one of the Owners and Annuitant is age 81 or older on the date we issue this Contract and one of the Owners and Annuitant is age 79 or younger on the date we issue this Contract; however, the Death Benefit payable upon the death of the younger of the Owners or Annuitant will be the lesser of Maximum Anniversary Value or the sum of Contract Value plus 25% of Maximum Anniversary Value.
Please refer to Asset Protection Death Benefit examples 1 - 3 in Appendix I.
Maximum Anniversary Value
The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or the date of death, whichever is earlier.
The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

•	Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

•	Your Anniversary Value is reduced for any partial Surrenders since the Contract Anniversary.
The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.
Adjustments for Surrenders
We calculate the adjustments to your Maximum Anniversary Value for any Surrenders by reducing your Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Anniversary Value proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.
For examples of how this is applied for the Premium Security Death Benefit, please refer to Premium Security Death Benefit examples 1 - 2 in Appendix I and for the Asset Protection Death Benefit, please refer to Asset Protection Death Benefit examples 1 - 3 in Appendix I.
We calculate the adjustment to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your aggregate Premium Payments proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.
Additional Information about Death Benefits
We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed:

a.	the aggregate Premium Payments, modified by adjustments for partial Surrenders under applicable contracts and riders; or

b.	the aggregate Contract Value plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
In addition, there may be limitations on the aggregate death benefits if you purchased one or more contracts with an initial Premium Payment of less than $5,000,000 but you add Premium Payments or purchased additional contracts such that Premium Payments under the contracts aggregate to $5,000,000 or more. See your contract for more information.
How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. When payment is taken in one lump sum, payment will be made within seven days of Our receipt of complete instructions, except when We are permitted to defer such payment under the Investment Company Act of 1940. We will calculate the Death Benefit as of the date we receive a certified death certificate or other legal documents acceptable by us. The Death Benefit amount remains invested according to the last instructions on file and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.
If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our “Safe Haven Program.” Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to The Hartford’s Safe Haven program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the Fixed Accumulation Feature and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect under the Annuity Proceeds Settlement Option “Death Benefit Remaining with the Company” to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying Contingent Deferred Sales Charges, if any. We reserve the right to inform the IRS in the event that we believe that any Beneficiary has intentionally delayed delivering proper proof of death in order to circumvent applicable Code proceeds payment duties. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.
The Beneficiary of a non-qualified Contract or IRA (prior to the required distribution date) may also elect the Single Life Expectancy Only option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.
If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.
If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Owner’s death.
If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.
What should the Beneficiary consider?

Alternatives to the Required Distributions - The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary’s life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
Spousal Contract Continuation - If the Owner dies and the Owner’s Spouse is a beneficiary, then the portion of the Contract payable to the Spouse may be continued with the Spouse as Owner, unless the Spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payment Option. For certain Contracts, if the Contract continues with the Spouse as Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract continuation will only apply one time for each Contract.If you elect the Deferral Option and if your Spouse continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100th birthday.
Who will receive the Death Benefit?
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.
If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.
If death occurs before the Annuity Commencement Date:

If the deceased is the . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving joint Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner	The Annuitant is living or deceased	Designated Beneficiary receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner and the Beneficiary predeceases the Contract Owner	The Annuitant is living or deceased	Contract Owner’s estate receives the Death Benefit.
Annuitant	The Contract Owner is living	There is no named Contingent Annuitant	The Contract Owner becomes the Contingent Annuitant and the Contract continues. The Contract Owner may waive this presumption and receive the Death Benefit.
Annuitant	The Contract Owner is living	The Contingent Annuitant is living	Contingent Annuitant becomes the Annuitant, and the Contract continues.
If you elect the Deferral Option and if the Contingent Annuitant continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s 100th birthday.
If death occurs on or after the Annuity Commencement Date:

If the deceased is the . . .	and . . .	then the . . .
Contract Owner	The Annuitant is living	Designated Beneficiary becomes the Contract Owner.
Annuitant	The Contract Owner is living	Contract Owner receives the payout at death, if any.
Annuitant	The Annuitant is also the Owner	Designated Beneficiary receives the payout at death, if any.
These are the most common scenarios. Some of the Annuity Payout Options may not result in a payout at death.
6. Optional Death Benefits
a. MAV Plus
If you elect the Deferral Option, then on and after the original Annuity Commencement Date, your Death Benefit will equal the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations. No other Death Benefit, optional Death Benefits or living benefits apply. All optional Death Benefits, living benefits and their associated charges will terminate. Please see the section titled Annuity Commencement Date Deferral Option for more information.
Objective
Refund net Premium Payments as well as some percentage of any Contract Value gains.
How does this rider help achieve this goal?
The Death Benefit will be the greater of the standard Death Benefit and MAV Plus Death Benefit. If you also elect any optional benefit rider, the Death Benefit will be the greater of such optional rider and this rider.
The MAV Plus Death Benefit is the greatest of:

A.	Contract Value on the date we receive due proof of death.

B.	Total Premium Payments adjusted for any partial Surrenders (see clause D below for a description of this adjustment).

C.
Maximum Anniversary Value - The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or the date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments: (a) Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and (b) Anniversary Value is adjusted for any partial Surrenders since the Contract Anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

D.	Earnings Protection Benefit - The Earnings Protection Benefit depends on the age of you and/or your Annuitant on the date this rider is added to your Contract.

•	If each is aged 69 or younger, the Death Benefit is the Contract Value on the date we receive due proof of death plus 40% of the lesser of Contract gain on that date and the cap.

•
If you and/or your Annuitant are age 70 or older on the date this rider is added to your Contract, the benefit is the Contract Value on the date we receive due proof of death plus 25% of the lesser of Contract gain on that date and the cap.

We determine Contract gain by subtracting your Contract Value on the date you added this rider from the Contract Value on the date we receive due proof of death. We then deduct any Premium Payments and add adjustments for any partial Surrender made during that time. We make an adjustment for partial Surrenders if the amount of Surrender is greater than the Contract gain immediately prior to the Surrender. The adjustment is the difference between the two, but not less than zero.
We calculate the adjustment to your Maximum Anniversary Value for any Surrenders by reducing your Maximum Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Maximum Anniversary Value proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender. Please refer to the examples in Appendix I for illustrations of this adjustment.
The Contract gain that is used to determine your Death Benefit has a limit or cap. The cap is 200% of the following:
•the Contract Value on the date this rider was added to your Contract; plus

•	Premium Payments made after this rider was added to your Contract, excluding any Premium Payments made within 12 months of the date we receive due proof of death; minus
•any adjustments for partial Surrenders.
If you elect MAV Plus, the Death Benefit will be the greater of the Premium Security Death Benefit and the MAV Plus Death Benefit.
When can you buy this rider?
The MAV Plus rider is closed to new investors (including to existing Owners).
This rider was only available at the time of issue and if you elected it, your choice was irrevocable.

Does electing this rider forfeit your ability to buy other riders?
No.
How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Contract Value and is deducted daily. The charge for this rider continues to be deducted until we begin to make Annuity Payouts.
Does the Benefit Amount/Payment Base change under this rider?
No. This rider is not affected by the Benefit Amount or Payment Base.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No.
Is this rider designed to pay you Death Benefits?
Yes.
Does this rider replace standard Death Benefits?
No.
Can you revoke this rider?
No.
What effect do partial or full Surrenders have on your benefits under this rider?
Surrenders will reduce the MAV Plus Death Benefit and will be subject to CDSCs, if any.
What happens if you change ownership?
Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not recalculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your contract rights?
Yes. If your Spouse continues the Contract as Owner, we will use the date the Contract is continued with your Spouse as Owner as the effective date this rider was added to the Contract. This means we will use the date the Contract is continued with your Spouse as Owner as the effective date for calculating this Death Benefit going forward. The percentage used for this Death Benefit will be determined by the oldest age of any remaining joint Owner or Annuitant at the time the Contract is continued. Spousal Contract continuation can apply once during the term of this Contract.
What happens if you annuitize your Contract?
This rider will be terminated and the fee will no longer be assessed.
Are there restrictions on how you must invest?
No.
Are there restrictions on the amount of subsequent Premium Payments?
No.
Can we aggregate contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed:

a.	the aggregate Premium Payments, modified by adjustments for partial Surrenders under applicable contracts and riders; or

b.	the aggregate Contract Value plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	This rider is not available in all states or is named differently in those states.

•	If your Contract has no gain, your Beneficiary will receive no additional benefit.

•	A Death Benefit is paid to Beneficiaries upon the death of the Annuitant or any Owner, whichever occurs first.

•	This rider may be used to supplement Death Benefits in other optional riders. In certain instances, however, this additional Death Benefit coverage could be superfluous.

•	Annuitizing your Contract will extinguish this rider.
7. Optional Withdrawal Benefits
a. The Hartford’s Principal First Preferred
If you elect the Deferral Option, The Hartford's Principal First Preferred rider, including any guaranteed income benefit, death benefit settlement option and any annuitization option under this rider (i) will be terminated in their entirety; (ii) the charge for this rider will no longer be assessed; and (iii) your contract will then be subject to the contract minimum rules. If, however, you are receiving Automatic Income Payments under The Hartford's Principal First Preferred rider, you may continue to do so once the Deferral Option is effective. However, you will then be subject to the contract minimum rules. That is, if after any withdrawal, whether it be a systematic withdrawal or a one-time partial Surrender, your Contract Value falls below the contract minimum, we will close your contract and pay the full Surrender Value. For more details, see the Annuity Commencement Date Deferral Option ("Deferral Option") section, which is immediately prior to the subsection titled Annuity Payouts in The Contract section.
Objective
Protect your Premium Payments from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.
How does this rider help achieve this goal?
This rider protects Premium Payments by guaranteeing annual Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted.
When can you buy this rider?
The Hartford’s Principal First Preferred rider is closed to new investors (including to existing Owners).
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you may not elect any optional riders other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Sub-Account Value and is deducted daily. We will continue to deduct The Hartford’s Principal First Preferred Charge until we begin to make Annuity Payouts or the rider is revoked.
Does the Benefit Amount/Payment Base change under this rider?
Yes. Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. If you elect the rider at a later date, your Contract Value on the date it is added to your Contract will be the initial Benefit Amount. Partial Surrenders in excess of your annual Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate Benefit Payments. If you elect the rider when purchasing the Contract, your initial Premium Payment is equal to the initial Benefit Amount. The maximum Benefit Payment is 5% of your Benefit Amount. Benefit Payments are available at any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current Contract Year. For example, if you do not take 5% one Contract Year, you may not take more than 5% the next Contract Year.
If you elected this rider when you purchased your Contract, we count one year as the time between each Contract Anniversary. If you purchased this rider after you purchased your Contract, we count the first year as the time between the date you added this rider to your Contract and your next Contract Anniversary, which could be less than a year.
Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment on a dollar-for-dollar basis. When you make a subsequent Premium Payment, your Benefit Payments will increase by 5% of the amount of the subsequent Premium Payment.
Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
If, in one year, your Surrenders total more than your annual Benefit Payment, we will recalculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount and your Benefit Payment we count one year as the time between the date we recalculate and your next Contract Anniversary, which could be less than a year.

Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:

A.
If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding subsequent Premium Payments), are equal to or less than the Benefit Payment, the new Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.

B.	If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:

(i)	The Contract Value immediately following the partial Surrender; or

(ii)	The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.
Please refer to examples 2 - 6 for The Hartford’s Principal First Preferred in Appendix I for illustrations regarding recalculation of your Benefit Amount.
Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), usually beginning after age 70½. These withdrawals are called Required Minimum Distributions (“RMD”). An RMD may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future. If you enroll in our Automatic Income Program to satisfy the Required Minimum Distributions from the Contract and, as a result, the withdrawals exceed your Benefit Payment we will not recalculate your Benefit Amount ot Benefit Payment.
Is this rider designed to pay you a Death Benefit?
No. However, partial Surrenders will reduce the standard Death Benefit.
Does this rider replace standard Death Benefits?
No.
Can you revoke this rider?
Yes. You may revoke this rider in writing anytime following the earlier of the 5th Contract Year (if elected at issuance) or the 5th anniversary of electing this rider post-issuance or at the time we exercise our right to impose investment restrictions. You may terminate this rider by submitting The Hartford’s Principal First Preferred Termination Form to our Administrative Office or by calling us. Termination requests will not be accepted more than 30 days prior to your fifth rider anniversary. Annuitizing your Contract instead of receiving Benefit Payments will terminate this rider. If you revoke this rider you will not be able to elect any other optional benefit rider or participate in a Company-sponsored exchange program. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
What effect do partial or full Surrenders have on your benefits under this rider?
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your annual Benefit Payment include any applicable CDSC.
If, in one year, your Surrenders total more than your annual Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount and your Benefit Payment we count one year as the time between the date we recalculate and your next Contract Anniversary, which could be less than a year.
If your Contract Value is reduced to zero due to receiving annual Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments.
You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.
What happens if you change ownership?
If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:

•	The Benefit Amount immediately prior to the ownership change or assignment; or

•	The Contract Value at the time of the ownership change or assignment.
The Benefit Payment will then be reset to 5% of the new Benefit Amount.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.

You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the sole Beneficiary is the deceased Owner’s Spouse at the time of death, that Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.
What happens if you annuitize your Contract?
You may elect the annuitization option at any time. If you annuitize your Contract, you may choose this payout option in addition to those Annuity Payout Options offered in the Contract. Under this Annuity Payout Option (called the “PFP Annuity Payout Option”), we will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Owner or the Annuitant should die before the PFP Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The PFP Annuity Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PFP Payout Option. Electing this option forfeits any right to Death Benefit values calculated under the standard Death Benefit or any optional death benefits you may have purchased. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed Annuity Payout option until your Benefit Amount is depleted.
This option may not be available if the contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the effective date.
Are there restrictions on the amount of subsequent Premium Payments?
No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Can we aggregate contracts?
Yes. We reserve the right to treat all Contracts issued to you by us or one of our affiliates as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect optional withdrawal benefits in such other Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	We can revoke this rider if you violate the investment restrictions requirements.

•
The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used in the calculation of the Benefit Amount and Benefit Payment is based on the investment performance of your Sub-Accounts.

•	Benefit Payments can’t be carried forward from one year to the next.

•
Additional contributions made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional contribution restores the Benefit Amount to the previous Benefit Amount.

•	If elected post-issue, the first one year period will be considered to be the time period between election and the next following Contract Anniversary.

•	When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

b.	The Hartford’s Lifetime Income Foundation
The Annuity Commencement Date Deferral Option is not available if you have elected The Hartford's Lifetime Income Foundation rider.

Objective
Protect principal from poor market performance, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.
How does this rider help achieve this goal?
This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:

•
Lifetime Withdrawal Benefit. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s 60th birthday, until the first death of any Covered Life (“Single Life Option”) or the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary multiplied by the applicable Withdrawal Percent. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to below our minimum Contract Value. The Withdrawal Percent varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to the Contract Anniversary following the Relevant Covered Life’s 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.

•
Guaranteed Minimum Death Benefit. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy this rider?
The Hartford’s Lifetime Income Foundation is closed to new investors (including to existing Owners).
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.
The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing this rider is 80. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 81.
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary after your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.
Does the Benefit Amount/Payment Base change under this rider?
Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on:

•	Subsequent Premium Payments. Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.

•
Partial Surrenders. Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior or during an Eligible Withdrawal Year, and (b) if the aggregate amount of the partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:

A.
If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Partial Surrenders will diminish the Guaranteed Minimum Death Benefit. Please refer to "Is the rider designed to pay you a Death Benefit" and the Examples in Appendix I for a more complete description of these effects.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, your Withdrawal Percent, and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance,

•
If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percent will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.

•
If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percent will never increase above the Withdrawal Percent corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issue date to set the Withdrawal Percent. Once the Withdrawal Percent has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percent shall be.

Attained age of Relevant Covered Life on the Contract Anniversary prior to the first Partial Surrender	Withdrawal Percent
	Single Life Option	Joint/Spousal Option
60-64	5.0%	4.5%
65-69	5.5%	5.0%
70-74	6.0%	5.5%
75-79	6.5%	6.0%
80+	7.0%	6.5%
Your Withdrawal Percent may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year; you will not be able to carry remaining amounts forward to future Contract Years.
Is this rider designed to pay you a Death Benefit?
Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

A.
If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled “Can your Spouse continue your Withdrawal Benefit” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
Does this rider replace the standard Death Benefit?
Yes.
Can you revoke this rider?
Yes. Anytime following the earlier of Spousal Contract continuation or the 5th Contract Year, the Contract Owner may also elect to revoke the Lifetime Withdrawal Benefits whereupon we will deduct one last pro-rated fee for this rider and only the Guaranteed Minimum Death Benefit shall continue to apply. You may not revoke the Guaranteed Minimum Death Benefit, although the Guaranteed Minimum Death Benefit will be reduced and/or eliminated due to partial Withdrawals. Certain changes in the Covered Life will also constitute a revocation of the Withdrawal Benefits. A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
If the Lifetime Withdrawal Benefit is revoked:

•	it cannot be re-elected;

•	you will not receive any Lifetime Withdrawal Payments;

•
we will continue the Guaranteed Minimum Death Benefit only. We will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;

•	you will no longer be subject to this rider’s Investment Restrictions; and

•	you become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
On the date the Lifetime Withdrawal Benefit is revoked, a prorated share of the rider charge will be assessed.  After that, the rider charge will no longer be assessed. If you elected the Single Life Option, and the Lifetime Withdrawal Benefit is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
What effect do partial or full Surrenders have on your benefits under this rider?
Please refer to the discussion under “Does the Benefit Amount/Payment Base change under this rider?” for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments. Please see “Is there a separate Minimum Amount Rule under this rider?” and “What happens at the Annuity Commencement Date under this rider?” for more information.
Is there a separate Minimum Amount Rule under this rider?
Yes.  If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. Your options at that time are described in the section entitled “What happens if you annuitize your Contract?." You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.
What happens if you change ownership?
Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new Relevant Covered Life.
After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change.

Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then we will:

A.
If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the Guaranteed Minimum Death Benefit only. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

B.
If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, or we no longer offer this rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then:

A.
If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value; or

B.
If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will be revoked. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

C.
If we offer this rider and: (i) if partial Surrenders have been taken prior to the first Contract Anniversary, then we will use the attained age of the oldest Covered Life as of the rider effective date to reset the Withdrawal Percent, or (ii) if partial Surrenders have not been taken prior to the first Contract Anniversary, then we will use the attained age of the older Covered Life as of the Contract Anniversary prior to the first partial Surrender to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change.

If the rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.
Single Life Option Election:

If the deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit

Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?

•	Single Life Option:
If a Covered Life dies and the Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for new sales of this rider at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.
If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit, the Guaranteed Minimum Death Benefit will be set equal to the Contract Value and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

•	The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date;

•
The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender; and

•	The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.
The remaining Covered Life can not name a new Owner of the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will then terminate upon the death of the remaining Covered Life.
If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the Guaranteed Minimum Death Benefit. If the age of the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will equal the Contract Value.
What happens at your Annuity Commencement Date under this rider?
You may continue your Lifetime Benefit Payment provided under this rider by electing the Fixed Lifetime and Period Certain Payout. The duration of the period certain will be determined by taking the rider Death Benefit and dividing it by the Lifetime Benefit Payment. The minimum amount paid under this annuitization option is equal to the rider Death Benefit on the Annuity Commencement Date. This annuitization option will not be available if you have revoked your Withdrawal Feature. Alternatively, you may choose any of the annuitization options provided under your Contract. In this instance, you will forfeit the Lifetime Benefit Payments provided under this rider.
Annuity Payout Options under this rider:
Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.
If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
If the Annuitant is alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percent or 5%. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

•	Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.
If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the greater of your Withdrawal Percent or 4.5% on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percent or 4.5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended. the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

Are there restrictions on how you must invest?
Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value. Effective October 4, 2013, we began enforcing this contractual right for the products described in Appendix D and require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal feature of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D, on and after October 4, 2013 the withdrawal feature of the rider is revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law we may modify, add, delete, or substitute, the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature of the rider is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. If the restrictions are violated, the Withdrawal Benefit will be revoked but the Guaranteed Minimum Death Benefit will continue to apply.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months and to not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, subject to state availability, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.

•
Your annual Lifetime Benefit Payment may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

•
Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

•	Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.

•	The amount of the Withdrawal Percent used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.

•
The determination of the “Relevant” Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

•
We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time. In the event that this rider is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

•	Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

•
You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or be able to elect optional riders other than MAV Plus.

•
When the Single Life Option is chosen, your Spouse may find continuation of this rider to be unavailable or unattractive after the death of the Covered Life. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

•
The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

•	Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

•	This rider may not be suitable if a Covered Life is under attained age 60.

•
The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•
We may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

•	If the rider’s Withdrawal Feature has been revoked, we will continue the rider’s Death Benefit feature only.

•
In the event that this rider is terminated, whether as a result of your actions or ours, your Lifetime Benefit Payments will cease; your Payment Base will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

c.	The Hartford’s Lifetime Income Builder II
The Annuity Commencement Date Deferral Option is not available if you have elected The Hartford's Lifetime Income Builder II rider.

Objective
Protect your investment from poor market performance through potential annual automatic Payment Base increases, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.
How does this rider help achieve this goal?
This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:

•
Lifetime Withdrawal Benefit. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s 60th birthday, until the first death of any Covered Life (“Single Life Option”) or until the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary, as adjusted by annual Payment Base increases, multiplied by the applicable Withdrawal Percent. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to below our minimum Contract Value. The Withdrawal Percent varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to the Contract Anniversary following the Relevant Covered Life’s 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.

•
Guaranteed Minimum Death Benefit. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments reduced for Partial Surrenders or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy this rider?
The Hartford’s Lifetime Income Builder II is closed to new investors (including to existing Owners).
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.
The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing this rider is 75. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 76.
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states). The Annuity Commencement Date Deferral Option is not available if you have The Hartford's Lifetime Income Builder II rider.
How is the charge for this rider calculated?
The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary after your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.
We reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. Fee increases will not apply if (a) the age of the Relevant Covered Life is 80 or older; or (b) you notify us in writing of your election to permanently waive automatic Payment Base increases. This fee may not be the same as the fee that we charge new purchasers.
Subject to the foregoing limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners as a result of a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.

We may offer a lower fee to customers who agree to participate in any asset allocation models, investment programs, or fund-of-funds we may designate from time to time.
You will receive advanced notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:

•	Notifying us in writing, verbally or electronically, if available.

•
Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.

•	We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

•	We will only honor notifications from the Owner or joint Owner and not through your broker.

•
Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.

•	If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.
Does the Benefit Amount/Payment Base change under this rider?
Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders as well as automatic Payment Base increases. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on certain changes in Covered Lives.

•
Automatic Payment Base increases. Your Payment Base may fluctuate based on annual “automatic Payment Base increases.” You will be qualified for annual automatic Payment Base increases commencing on your first Contract Anniversary. Automatic Payment Base increases will cease upon the earlier of the Annuity Commencement Date or the Contract Anniversary immediately following the Relevant Covered Life’s attained age of 80. Automatic Payment Base increases are based on your then current Anniversary Value (prior to the rider charge being taken) divided by your Maximum Contract Value and then reduced by 1. In no event will this factor be less than 0% or greater than 10%. Automatic Payment Base increases will not take place if the investment performance of your Sub-Accounts is neutral or negative.

•	Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.

•
Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior or during an Eligible Withdrawal Year, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:

A.
If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Partial Surrenders will diminish the Guaranteed Minimum Death Benefit.
Please refer to the "Is the rider designed to pay you a Death Benefit" and Examples 7, 8 and 10-14 under The Hartford’s Lifetime Income Builder II in Appendix I for a more complete description of these effects.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, your Withdrawal Percentage and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance:

•
If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percent will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.

•
If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percent will never increase above the Withdrawal Percent corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issuance to set the Withdrawal Percent. Once the Withdrawal Percent has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percent shall be.

Attained age of Relevant Covered Life on the Contract Anniversary prior to the first Partial Surrender	Withdrawal Percent
	Single Life Option	Joint/Spousal Option
60-64	5.0%	4.5%
65-69	5.5%	5.0%
70-74	6.0%	5.5%
75-79	6.5%	6.0%
80+	7.0%	6.5%
Your Withdrawal Percent may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year, you will not be able to carry remaining amounts forward to future Contract Years.
See Examples 1-6 and 11-14 under The Hartford’s Lifetime Income Builder II.
Is this rider designed to pay you Death Benefits?
Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. If the Lifetime Withdrawal Benefit is revoked, we will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender, and you will no longer be subject to this rider’s Investment Restrictions (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)). Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

A.
If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled “Can your Spouse continue your Withdrawal Benefit” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
See Examples 9 and 10 under The Hartford’s Lifetime Income Builder II.
Does this rider replace the standard Death Benefit?
Yes.
Can you revoke this rider?
Yes. You may elect to revoke the Lifetime Withdrawal Benefit at any time and only the Guaranteed Minimum Death Benefit shall continue to apply. You may not revoke the Guaranteed Minimum Death Benefit, although the Guaranteed Minimum Death Benefit will be reduced and/or eliminated due to partial withdrawals. We may revoke the Lifetime Withdrawal Benefit under the Covered Life change, Spousal Contract continuation and Investment Restrictions provisions (if applicable to your contract (see the “State Variations” provision in the “Miscellaneous” section)).

If the Lifetime Withdrawal Benefit is revoked:

•	it cannot be re-elected;

•	you will not receive any Lifetime Withdrawal Payments;

•
we will continue the Guaranteed Minimum Death Benefit only. We will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;

•	you will no longer be subject to this rider’s Investment Restrictions; and

•	you become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
On the date the Lifetime Withdrawal Benefit is revoked, a prorated share of the rider charge will be assessed.  After that, the rider charge will no longer be assessed. If you elected the Single Life Option, and the Lifetime Withdrawal Benefit is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Benefit include:  whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Benefit payments (the benefit may not be reinstated after it is revoked); whether you wish to cease paying the fees associated with the Lifetime Withdrawal Benefit (keep in mind that you have been paying fees for the Lifetime Withdrawal Benefit since the effective date of the rider), whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Benefit (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)); and whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the Guaranteed Minimum Death Benefit. As described in the “Is this rider designed to pay you Death Benefits?” section, partial surrenders taken while the Lifetime Withdrawal Benefit is in effect reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis or on a proportionate basis (in proportion to the reduction in Contract Value due to such partial withdrawal) depending on when you take withdrawals and/or the amount of cumulative withdrawals.  Partial withdrawals taken after you revoke the Lifetime Withdrawal Benefit will reduce the Guaranteed Minimum Death Benefit on a proportionate basis. If your Account Value is less than your Guaranteed Minimum Death Benefit at the time of a partial withdrawal then reducing the Guaranteed Minimum Death Benefit on a proportionate basis will result in a greater reduction in the Guaranteed Minimum Death Benefit than if a dollar-for-dollar reduction was taken. You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Benefit.
Please see “Can your Spouse continue your Withdrawal Benefit?” and “Are there restrictions on how you must invest?” for more information.
What effect do partial or full Surrenders have on your benefits under this rider?
Please refer to “Does the Benefit Amount/Payment Base change under this rider?” for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments. Please see “Is there a separate Minimum Amount Rule under this rider?” and “What happens at the Annuity Commencement Date under this rider?” and Examples 7, 8 and 10-14 under The Hartford's Lifetime Income Builder II in Appendix I for more information.
Is there a separate Minimum Amount Rule under this rider?
Yes.  If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. Your options at that time are described in the section entitled “What happens if you annuitize your Contract?." You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.
What happens if you change ownership?
Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a re-calculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.

After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change.
Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

A.
If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

B.
If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then we will:

A.
If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value; or

B.
If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will terminate. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

C.
If we offer this rider and: (i) if partial Surrenders have been taken prior to the first Contract Anniversary, then we will use the attained age of the oldest Covered Life as of the rider effective date to reset the Withdrawal Percent, or (ii) if partial Surrenders have not been taken prior to the first Contract Anniversary, then we will use the attained age of the older Covered Life as of the Contract Anniversary prior to the first partial Surrender to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change. The Maximum Contract Value will be recalculated to equal the Contract Value on the date of the change.

If the rider is no longer available for sale, the maximum age limitation of the rider is 76.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.
Single Life Option Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit

Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?

•	Single Life Option:
If a Covered Life dies and the Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Features at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.
If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date

•	The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date

•
The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender

•	The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.
The remaining Covered Life can not name a new owner on the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.
If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the Guaranteed Minimum Death Benefit. If the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will equal the Contract Value.
See Example 17 under The Hartford’s Lifetime Income Builder II.
What happens at your Annuity Commencement Date under the rider?
You may continue your Lifetime Benefit Payment provided under this rider by electing the Fixed Lifetime and Period Certain Payout. The duration of the period certain will be determined by taking the rider Death Benefit and dividing it by the Lifetime Benefit Payment. The minimum amount paid under this annuitization option is equal to the rider Death Benefit on the Annuity Commencement Date. This annuitization option will not be available if you have revoked your Withdrawal Feature. Alternatively, you may choose any of the annuitization options provided under your Contract. In this instance, you will forfeit the Lifetime Benefit Payments provided under this rider.
Annuity Payout Options under this rider:

•	Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.
If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
If the Annuitant and joint Annuitant are alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or 5%. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

•	Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.
If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the greater of your Withdrawal Percent or 4.5% on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percent or 4.5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain is limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal feature of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D, on and after October 4, 2013 the withdrawal feature of your rider is revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law, we may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature of the rider is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. If the restrictions are violated, the Withdrawal Benefit will be revoked but the Guaranteed Minimum Death Benefit will continue to apply.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We will not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
See Examples 9 and 10 under The Hartford’s Lifetime Income Builder II.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, subject to state availability, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.

Other information

•	This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.

•
Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

•
Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

•	Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.

•	The amount of the Withdrawal Percent used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.

•
The determination of the “Relevant” Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

•
We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time. In the event that this rider is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

•	Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

•
You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or able to elect optional riders other than MAV Plus.

•
When the Single Life Option is chosen, Spouses may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

•
The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

•	Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

•	This rider may not be suitable if a Covered Life is under attained age 60.

•	Annuity pay-out options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•
The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.

•
We may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

•	If the rider’s Withdrawal Feature has been revoked, we will continue the rider’s Death Benefit feature only.

•
In the event that this rider is terminated, whether as a result of your actions or ours, your Lifetime Benefit Payments will cease; your Payment Base will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

d. The Hartford’s Principal First
If you elect the Deferral Option, The Hartford's Principal First rider, including any guaranteed income benefit, death benefit settlement option and any annuitization option under this rider (i) will be terminated in their entirety; (ii) the charge for this rider will no longer be assessed; and (iii) your contract will then be subject to the contract minimum rules. If, however, you are receiving Automatic Income Payments under The Hartford's Principal First rider, you may continue to do so once the Deferral Option is effective. However, you will then be subject to the contract minimum rules. That is, if after any withdrawal, whether it be a systematic withdrawal or a one-time partial Surrender, your Contract Value falls below the contract minimum, we will close your contract and pay the full Surrender Value. For more details, see the Annuity Commencement Date Deferral Option ("Deferral Option") section, which is immediately prior to the subsection titled Annuity Payouts in The Contract section.
Objective
Protect your investment from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.
How does this rider help achieve this goal?
This rider protects your investment by guaranteeing Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted. You may also elect “step-ups” that reset your Benefit Amount to the then prevailing Contract Value.
You or your Spouse (if Spousal Contract continuation has been chosen) may elect to step-up your Benefit Amount following the 5th Contract Year that you added this rider to your Contract and again on each fifth anniversary from the last time you elected to step-up your Benefit Amount (or upon Spousal Contract continuation, whichever is earlier)(these dates are called “election dates” in this section). Your Benefit Amount will then become the Contract Value as of the close of business on the Valuation Date that you properly made this election. Each time that you exercise step-up rights, your Benefit Payment will be reset to 7% of the new Benefit Amount, but will never be less than your then existing Benefit Payment. You must follow certain requirements to make this election:

•	We will accept requests for a step-up in writing, verbally or electronically, if available.

•
Written elections must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of making this election. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.

•	We will not accept any election request prior to an election date. You may not post-date your election.

•
If an election form is received in good order on or after an election date, the step-up will occur as of the close of business on the Valuation Day that the request is received by us at our Administrative Office. We reserve the right to require you to elect step-ups only on Contract Anniversaries.

•	We will not honor any election request if your Contract Value is less than your Benefit Amount effective as of the step-up effective date.

•
Your election is irrevocable. This means that if your Contract Value increases after your step-up, you can not ask us to reset your Benefit Amount again until your next election date. The fee for this rider may also change when you make this election and will remain in effect until your next election, if any.

When can you buy this rider?
The Hartford’s Principal First rider is closed to new investors (including to existing Owners).
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elect this rider, you may not elect any riders other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Sub-Account Value and is deducted daily. The charge continues to be deducted until we begin to make Annuity Payouts.
We will recalculate the charge each time that you step-up your Benefit Amount. The fee at the time of step-up will be the charge that we are then currently charging other customers who have previously elected this rider and have elected to step-up. This fee may not be the same as, but will not be more than, the fee that we charge new purchasers or the fee we set before we cease offering this rider. If we cease sales of this rider, we will predetermine the rider charge on a non-discriminatory basis. Before you decide to exercise your step-up privileges, you should request a current prospectus which will describe the then current charge effective upon exercising step-up rights.
We also reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later.

The fee increase will only apply if you elect to step-up your Benefit Amount. Subject to limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners as a result of a change of ownership of this Contract.
Does the Benefit Amount/Payment Base change under this rider?
Yes. If elected at the time of Contract issuance, your initial Benefit Amount is your initial Premium Payment. If elected after the Contract has been issued, your initial Benefit Amount will be the based on your Contract Value at the time the rider is elected. Any time after the 5th Contract Year that this rider has been in effect and thereafter on each fifth anniversary of the last step-up (or sooner upon Spousal Contract continuation); you (or your Spouse if Spousal Contract continuation rights have been elected) may elect to step-up the Benefit Amount to the Contract Value.
Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. Partial Surrenders in excess of your Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.
You cannot elect the step-up privilege if your then current Benefit Amount is higher than your Contract Value on step-up dates.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate the Benefit Payment. The maximum Benefit Payment is 7% of your Benefit Amount on rider effective date, or if more recently, the last date on which a step up was elected, or the Benefit Amount was reduced due to a partial Surrender exceeding the Benefit Payment. Benefit Payments can begin at any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current year. For example, if you do not take 7% one year, you may not take more than 7% the next year.
If you elect this rider when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you purchase this rider after you purchase your Contract, we count the first year as the time between the date we added this rider to your Contract and your next Contract Anniversary, which could be less than a year.
Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment. When you make a subsequent Premium Payment, your Benefit Payments will increase by 7% of the amount of the subsequent Premium Payment.
Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your annual Benefit Payment include any applicable Contingent Deferred Sales Charge.
If, in one year, your Surrenders total more than your Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.
Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:

A.
If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding establishments for subsequent Premium Payments), are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial

B.	If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:

(i)	The Contract Value immediately following the partial Surrender; or

(ii)	The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.
Please refer to examples 2 - 7 for The Hartford’s Principal First in Appendix I for illustrations regarding recalculation of your Benefit Amount.
Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), usually beginning after age 70½. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.
Is this rider designed to pay you Death Benefits?
No. However, partial Surrenders will reduce the standard Death Benefit.
Does this rider replace standard Death Benefits?
No.

Can you revoke this rider?
No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
What effect do partial or full Surrenders have on your benefits under this rider?
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable CDSC.
If, in one year, your Surrenders total more than your Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we re-calculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.
If your Contract Value is reduced to zero due to receiving Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments. You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.
What happens if you change ownership?
If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:

•	The Benefit Amount immediately prior to the ownership change or assignment; or

•	The Contract Value at the time of the ownership change or assignment. The Benefit Payment will then be reset to 7% of the new Benefit Amount.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the Beneficiary is the deceased Owner’s Spouse at the time of death, the Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.
What happens if you annuitize your Contract?
You may elect the annuitization option at any time. If you annuitize your Contract, you may choose this Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Annuity Payout Option (called the “PF Annuity Payout Option”), we will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Owner or the Annuitant should die before the PF Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The PF Annuity Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PF Annuity Payout Option or any of the Death Benefit options offered in your Contract. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed dollar amount Annuity Payout option until your Benefit Amount is depleted.
This option may not be available if the contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
No.

Are there restrictions on the amount of subsequent Premium Payments?
No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Can we aggregate contracts?
We reserve the right to treat all Contracts issued to you by us or one of our affiliates as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect any optional withdrawal benefit rider on both Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used to set Benefit Payments is based on the investment performance of your Sub-Accounts.

•
Benefit Payments cannot be carried forward from one year to the next. You will not be warned if you take less than the maximum withdrawals available without triggering recalculation of your Benefit Payments.

•
Annual Surrenders exceeding 7% accelerate depletion of your Benefit Amount even if you use the Automatic Income Program to meet RMD requirements. No reliable assumptions can be made that your payments will continue for any particular number of years.

•
Additional contributions made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional contribution restores the Benefit Amount to the previous Benefit Amount.

•	Voluntary or involuntary annuitization will terminate Benefit Payments. Annuity Payout options available subsequent to the Annuity Commencement Date may be less than Benefit Payments.

•	There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.

•	When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.

•
We do not automatically increase payments under the Automatic Income Program if your Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Benefit Payments and your eligible Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•
The 2009 change to the Internal Revenue Code pertaining to Required Minimum Distributions do not change the calculation of your eligible withdrawal amount under the rider if you are enrolled in the Automatic Income Program.

8. Miscellaneous
a. Definitions
Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:
Account: Any of the Sub-Accounts or the Fixed Accumulation Feature.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Our overnight mailing address is: The Hartford - Annuity Service Operations, 1338 Indian Mound Drive, Mt. Sterling, KY 40353. Our standard mailing address is The Hartford - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, as adjusted for subsequent Premium Payments and partial Surrenders.
Annual Maintenance Fee: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.
Annual Withdrawal Amount: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.
Annuitant: The person on whose life the Contract is issued. Except as otherwise provided, the Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90.

Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Beneficiary: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner and Annuitant as the case may be.
Benefit Amount: The basis used to determine the maximum payout guaranteed under The Hartford’s Principal First, The Hartford’s Principal First Preferred and The Hartford’s Lifetime Income Builder. The Benefit Amount is comprised of net Premium Payments, less any Payment Enhancements, if applicable, and may be subject to periodic step ups when The Hartford’s Principal First or The Hartford’s Lifetime Income Builder have been elected.
Benefit Payment: The maximum guaranteed amount that may be withdrawn each Contract Year under The Hartford’s Principal First, The Hartford’s Principal First Preferred or The Hartford’s Lifetime Income Builder. A Benefit Payment constitutes a partial Surrender.
Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death.
Contingent Deferred Sales Charge: The deferred sales charge, if applicable, that may apply when you make a full or partial Surrender.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize “you” in the prospectus.
Contract Value: The total value of the Accounts on any Valuation Day.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Covered Life: The governing life or lives used for determining the Lifetime Withdrawal Feature (which may also be referred to as "Lifetime Withdrawal Benefit") under The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios.
Death Benefit: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.
Deferred Annuity Commencement Date: The Annuitant’s 100th birthday.
Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.
Eligible Withdrawal Year: As used in The Hartford’s Lifetime Income Foundation and The Hartford’s Lifetime Income Builder II, any Contract Year following the Relevant Covered Life’s 60th birthday.
Financial Intermediary: The broker dealer through whom you purchased your contract or the investment professional who is listed in our administrative systems as the agent of record on your Contract and services your Contract.
Fixed Accumulation Feature: Part of our General Account, where you were able to allocate a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature may be called the Fixed Account. The Fixed Accumulation Feature was not offered in all Contracts and is not available in all states. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for Contracts issued in Massachusetts.
Fund: A registered investment company or a series thereof in which assets of a Sub-Account may be invested. We sometimes call the Funds you select a “Sub-Account”.
General Account: The General Account includes our company assets, including any money you may have invested in the Fixed Accumulation Feature, if available.

In Good Order: Certain transactions require your authorization and completion of requisite forms. Such transactions will not be considered in good order unless received by us in our Administrative Office or via telephone or through an internet transaction. Generally, our request for documentation will be considered in good order when we receive all of the requisite information on the form required by us.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Lifetime Benefit Payment: The maximum guaranteed amount that can be withdrawn each year pursuant to The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects or The Hartford’s Lifetime Income Builder Portfolios. A Lifetime Benefit Payment constitutes a partial Surrender. Withdrawals taken prior to an Eligible Withdrawal Year (The Hartford’s Lifetime Income Foundation and The Hartford’s Lifetime Income Builder II) or prior to the Lifetime Income Eligibility Date (The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios) are excluded from this definition.
Lifetime Income Eligibility Date: Under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios, the date the relevant Covered Life attains age 59½, at which point Lifetime Benefit Payments can begin.
Lifetime Withdrawal Feature: Under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios, a series of Lifetime Benefit Payments in each Contract Year following the Lifetime Income Eligibility Date.
Maximum Anniversary Value: This is the highest Anniversary Value, adjusted for subsequent Premium Payments and partial Withdrawals, prior to the deceased’s 81st birthday or the date of death, if earlier.
Maximum Contract Value: The greatest of: (i) the Contract Value on the rider issue date, plus Premium Payments received after such date or (ii) the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary, plus Premium Payments received after such Contract Anniversary date.
Minimum Contract Value: Subject to state variations, the Minimum Contract Value we establish from time to time.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
1933 Act: The Securities Act of 1933, as amended.
1934 Act: The Securities Exchange Act of 1934, as amended.
1940 Act: The Investment Company Act of 1940, as amended.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Payment Base: The amount used to determine the Lifetime Benefit Payments for The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios. The Payment Base may be subject to automatic annual Payment Base increases when The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects or The Hartford’s Lifetime Income Builder Portfolios has been elected. In The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios, Payment Base includes Payment Enhancements (Plus Contracts only) and front end sales charges (Edge Contracts only) but excludes any Employee Gross-Up. Your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored exchange program. For Plus contracts, your initial Payment Base includes any Payment Enhancement, if applicable; provided, however, Payment Enhancements are not taken into consideration as such for the purposes of The Hartford’s Lifetime Income Foundation or The Hartford’s Lifetime Income Builder II.
Payment Enhancement: An amount we credit to your Contract Value at the time a Premium Payment is made for “Plus” Contracts only. The amount of a Payment Enhancement is based on the cumulative Premium Payments you make to your Contract.
Premium Payment: Money sent to us to be invested in your Contract (not taking into consideration any applicable front-end charges, Payment Enhancements or Employee Gross Up).
Premium Tax: The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Qualified Contract: A contract issued to qualify under Sections 401, 403 or 408 of the Internal Revenue Code.
Relevant Covered Life: When the Single Life option is chosen, the Relevant Covered Life will be the older of the Contract Owner(s) if the Contract Owner is a natural person or the Annuitant(s) if the Contract Owner is not a natural person. When the Joint/Spousal Option is chosen, however, the Relevant Covered Life will be the younger of the Contract Owner and his or her Spouse if the Contract Owner is a natural person or the Annuitant if the Contract Owner is not a natural person. As used herein, “attained age” means the chronological age of the Relevant Covered Life as of the most recent Contract Anniversary before requesting any partial Surrender or if a partial Surrender is requested during the first Contract Year, the chronological age of the Relevant Covered Life as of the Contract issuance date.
Required Minimum Distribution: A federal requirement that individuals age 70½ and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the age of 70½ or upon retirement, whichever comes later.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your “Sub-Account”.
Sub-Account Value: The value of each Sub-Account on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.
Surrender: A complete or partial withdrawal from your Contract.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding).
Threshold: For the purposes of The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios, the amount used to determine the change in the Payment Base following a partial Surrender in any Contract Year that is not an Eligible Withdrawal Year (The Hartford’s Lifetime Income Foundation and The Hartford’s Lifetime Income Builder II) or any Contract Year that is prior to the Lifetime Income Eligibility Date (The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios). For the purposes of these optional riders, the percentage used to determine your Threshold amount is 5% (Single Life Election) or 4.5% Joint/Spousal Election) of the Payment Base.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us or our: Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company, as the case may be.
Withdrawal Percent: The multiplier used in calculating Lifetime Benefit Payments under The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios.
You: The Owner including any joint Owner(s). We do not capitalize “you” or “your” in this prospectus.
b. State Variations
The following section describes modifications to this prospectus due to specific requirements under state insurance laws. There may be additional variations described in your contract (including riders). Unless otherwise noted, variations apply to all forms of Contracts we issue in that particular state. References to certain state’s variations do not imply that we actually offer Contracts in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.
Alabama - Core: We will accept subsequent Premium Payments only during the first Contract Year (if Contract contains the Fixed Account Rider). Outlook: We will accept subsequent Premium Payments only during the first three Contract Years (if Contract contains the Fixed Account Rider).
California - Core, Access, Edge, Plus, Outlook: Any Owner 60 years old or older when purchasing this Contract in California must either elect the Senior Protection Program, or elect to immediately allocate the initial Premium Payments to the other investment options. Under the Senior Protection Program, we will allocate your initial Premium Payment to a money market fund sub-account for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions. If you elect the Senior Protection Program you will not be able to participate in any InvestEase (if otherwise available) or Dollar Cost Averaging Program until after the Program has terminated. The Static Asset Allocation Models and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in a money market fund sub-account unless you direct otherwise. You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Account Value from a money market fund sub-account to another investment option. When you terminate your participation in the Senior Protection Program you may reallocate your Contract Value in the Program to other investment options; or we will automatically reallocate your Account Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested. The assignment restrictions on the living benefits and Death Benefits do not apply.

Connecticut - Core: If you elect the Hartford’s Lifetime Income Builder Selects rider, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us or our affiliates to you equal or exceed $100,000. Access,Edge, Plus, Outlook: If you elect the rider, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us or our affiliated to you equal or exceed $100,000. Core, Access, Edge, Outlook, Plus: There are no investment restrictions for The Hartford's Principal First Preferred, The Hartford's Lifetime Income Builder II and The Hartford's Lifetime Income Foundation. For Connecticut residents that elect The Hartford’s Principal First Preferred, The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II or The Hartford’s Lifetime Income Foundation, the contract aggregation provisions do not apply. Plus: The Contingent Deferred Sales Charge is 8%, 8%, 8%, 7%, 6%, 5%, 4%, 3%, 0% for years 1-9. The assignment restrictions on the living benefits and Death Benefits do not apply.
Florida - Core, Access, Plus, Outlook: The limit on Death Benefits imposed when aggregate Premium Payments total $5 million or more does not apply.
Illinois - Core, Access, Edge, Florida: The Fixed Accumulation Feature is not available if you elected The Hartford’s Lifetime Income Builder Selects, The Hartford’s Lifetime Income Builder Portfolios, The Hartford’s Lifetime Income Builder II and The Hartford’s Lifetime Income Foundation.
Massachusetts - Core: We will accept subsequent Premium Payments only until the Annuitant’s 63rd birthday or the third Contract Anniversary, whichever is later. The Fixed Accumulation Feature investment restrictions do not apply to investors. Outlook: We will accept subsequent Premium Payments only until the Annuitant’s 66th birthday or the sixth Contract Anniversary, whichever is later. Core, Plus, Outlook: The Nursing Home Waiver is not available.
Minnesota - Core, Access, Edge, Plus, Outlook: MAV Plus is not available and the Maximum Anniversary Value (MAV) Death Benefit is offered instead.
New Jersey - Core, Access, Edge, Plus, Outlook: The investment restrictions and the contract aggregation provisions for The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II and The Hartford’s Lifetime Income Foundation are not applicable. The Fixed Accumulation Feature is not available. The only AIRs available are 3% and 5%. Core, Plus, Outlook: The Nursing Home Waiver is not available. Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
New York - Core, Plus: The Fixed Accumulation Feature is not available if you elect The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder Selects or the Hartford’s Lifetime Income Builder Portfolios. The Nursing Home Waiver is not available. Core, Access, Edge, Plus: We will not recalculate the Hartford’s Principal First Preferred of the Hartford’s Principal First Benefit Amounts if you change ownership or assign your contract to someone other than your spouse. The Minimum Contract Value is $1,000 after any Surrender. The rider charge for the Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder Selects, and the Hartford’s Lifetime Income Builder Portfolios is only deducted from the Sub-Accounts. MAV Plus is not available and the Maximum Anniversary Value (MAV) Death Benefit is offered instead. The only AIRs available are 3% and 5%. Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available. Core, Access, Edge, Plus, Outlook: There are no investment restrictions for The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Selects and The Hartford's Lifetime Income Foundation. The assignment restrictions on the living benefits and Death Benefits do not apply. The minimum monthly Annuity Payout is $20.
Ohio - Core, Edge, Plus, Outlook: The Fixed Accumulation Feature is not available.
Oklahoma -Core, Access, Edge, Plus, Outlook: The only AIRs available are 3% and 5%.
Oregon - Core, Plus: We will accept subsequent Premium Payments during the first three Contract Years. Outlook: We will accept subsequent Premium Payments during the first six Contract Years. Core, Access, Edge, Plus, Outlook: There are no investment restrictions for The Hartford's Lifetime Income Builder. You may not choose a fixed dollar amount Annuity Payout. The Life Annuity with a Cash Refund Annuity Payout Option is not available for Oregon residents and the only AIRs available are 3% and 5%.
Pennsylvania - Core, Plus, Outlook: The Nursing Home Waiver minimum confinement period is changed from 180 days to 90 days. Pennsylvania residents may not choose a fixed dollar amount Annuity Payout or the Life Annuity with a Cash Refund Annuity Payout Option. Plus: The Contingent Deferred Sales Charge is 8%, 8%, 8%, 7%, 6%, 5%, 4%, 3%, 0% for years 1-9.
South Carolina - Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
Texas - Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
Washington - Core, Access, Edge, Plus, Outlook: MAV Plus is not available and Maximum Anniversary Value (MAV) Death Benefit is offered instead. The rider charge for The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder Selects, and The Hartford’s Lifetime Income Builder Portfolios is only deducted from the Sub-Accounts. Core, Edge, Plus, Outlook: The Fixed Accumulation is not available if you elected The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime

Income Foundation, The Hartford’s Lifetime Income Builder Selects, and The Hartford’s Lifetime Income Builder Portfolios. Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
c. Financial Statements
You can find financial statements for us and the Separate Account in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.
d. More Information
Ownership Changes - Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract (or any benefits) to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits. If you elect the Deferral Option and if your Spouse continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100th birthday.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the applicable Death Benefit. We will adjust the Contract Value in these circumstances to equal the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the applicable Death Benefit as a lump sum payment. This privilege will only apply once for each Contract.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Assignment - A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. A qualified Contract may not be transferred or otherwise assigned (whether directly or used as collateral for a loan), unless allowed by applicable law and approved by us in writing. We can withhold our consent for any reason. We are not obligated to process any request for approval within any particular time frame. Please consult a qualified tax adviser before assigning your Contract.
Speculative Investing - Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. When you purchased this Contract you represented and warranted that you would not use this Contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Contract Modification - We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.
Medicaid Benefits - Medicaid is a program that covers most medical costs, including nursing home and home care for the elderly and certain persons with disabilities. To qualify, individuals must meet both income and resource tests. Subject to state law, income tests measure whether earned and unearned income such as benefit payments exceeds predetermined monthly caps. Resource tests look to the value of countable assets such as this Contract. Medicaid also allows the costs of benefits such as nursing home care, home and community based services, and related hospital prescription drug services to be recaptured from a recipient’s estate after their death (or if the recipient has a surviving Spouse, the recapture is suspended until after the death of the recipient’s surviving Spouse).
Medicaid estate planning may be important to people who are concerned about long term care costs or the adequacy of their private LTC insurance. Benefits associated with this variable annuity may have an impact on your Medicaid eligibility and the assets considered for Medicaid benefits.
Certain asset and/or trust transfers (or a “spend down” of assets) made to become eligible for Medicaid may trigger periods of potentially unlimited ineligibility and can be considered fraud. Each state examines the financial history of a person to determine whether he or she transferred funds at below market value in order to qualify for Medicaid. These look-back periods are currently 36-months for asset transfers and 60-months for Medicaid exempt trust transfers.
Ownership interests or beneficiary status under this variable annuity can render you or your loved ones ineligible for Medicaid. This may be particularly troubling if your Spouse or Beneficiary is already receiving Medicaid benefits at the time of transfer or receipt of Death Benefits. As certain ownership changes are either impermissible or are subject to benefit resetting rules, you may want to carefully consider how you structure the ownership and beneficiary status of your Contract.
This discussion is intended to provide a very general overview and does not constitute legal advice or in any way suggest that you circumvent these rules. You should seek advice from a competent elder law attorney to make informed decisions about how this variable annuity may affect your plans.

e. Legal Proceedings
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
f. How Contracts Were Sold
We have entered into a distribution agreement with our affiliate Hartford Securities Distribution Company, Inc. (“HSD”) under which HSD serves as the principal underwriter for the Contracts. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of HSD is the same as ours.
HSD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. We pay compensation to HSD for sales of the Contracts by Financial Intermediaries. HSD, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2017. Contracts were sold by individuals who were appointed by us as insurance agents and who were registered representatives of Financial Intermediaries.
Core and Edge Contracts may have been sold directly to the following individuals free of any commission (“Employee Gross-Up” on Core and no front-end sales charge on Edge): 1) current or retired officers, directors, trustees and employees (and their families) of our ultimate corporate parent and affiliates; and 2) employees and investment professionals (and their families) of Financial Intermediaries. If applicable, we may have credited the Core Contract with a credit of 5.0% of the initial Premium Payment and each subsequent Premium Payment, if any. This additional percentage of Premium Payment in no way affects current or future charges, rights, benefits or account values of other Contract Owners.
We list below types of arrangements that helped to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affected each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under “Commissions”). Certain selected Financial Intermediaries also receive additional compensation (described below under “Additional Payments”). All or a portion of the payments we make to Financial Intermediaries may be passed on to investment professionals according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employed individuals called “wholesalers” in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.
Commissions
Up front commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation. We may pay a lower commission for sales to people over age 80.
Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your investment professional’s compensation. Under certain circumstances, your investment professional may be required to return all or a portion of the commissions paid.
Check with your investment professional to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your investment professional (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your investment professional (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your investment professional’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA Financial Intermediary and insurance rules, we (or our affiliates) also pay the following types of fees to among other things encourage the sale of this Contract and/or to provide inforce Contract Owner Support. These additional payments could create an incentive for your investment professional, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit. In addition, some Financial Intermediaries may make a profit from fees received for inforce Contract Owner support services.

Additional Payment Type	What it’s used for
Access	Access to investment professionals and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment	Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing
Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including investment professionals) receive prizes such as travel awards, merchandise and recognition; client generation expenses.

Marketing Expense Allowances	Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.
Inforce Contract Owner Support	Support for such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services.
Training	Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training.
Volume	Pay for the overall volume of their sales or the amount of money investing in our products.
As of December 31, 2017, we have entered into ongoing contractual arrangements to make Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities:
AIG Advisors Group, Inc., (FSC Securities Corporation, Royal Alliance Assoc., Inc., Sagepoint Financial), Cambridge Investment Research Inc., Cetera Financial Group (Cetera Financial Specialists, LLC, Cetera Investment Services, LLC, Cetera Advisors, LLC, Cetera Advisor Networks, LLC), CCO Investment Services Corp., Citigroup Global Markets, Inc., Commonwealth Financial Network, Crown Capital Securities, LLP, Edward D. Jones & Co., LLP, First Allied Securities, Inc., First Tennessee Brokerage Inc., H.D. Vest Investment Services, Huntington Investment Company, ING Financial Partners, LPL Financial Corporation, Merrill Lynch Pierce Fenner & Smith, Morgan Stanley Smith Barney, LLC, (various divisions and affiliates), Raymond James & Associates, Inc., Raymond James Financial Services, Robert W. Baird & Co. Inc., Thurston Springer Miller, UBS Financial Services, Inc., Wells Fargo Advisors LLC (various divisions), Woodbury Financial Services, Inc.
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.
As of December 31, 2017, we have entered into arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities: American Funds Distributors & Capital Research and Management Company & Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.
For the fiscal year ended December 31, 2017, Additional Payments did not in the aggregate exceed approximately $15.1 million (excluding corporate-sponsorship related perquisites and Marketing Expense Allowances) or approximately 0.04% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $16,000.

Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Operational Risks
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Accumulation Unit Values
Financial Statements

APP TAX-1

Appendix Tax
Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See “Nonresident Aliens and Foreign Entities” below regarding annuity purchases by, or payments to, non-U.S. Persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, account or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss certain tax considerations in connection with contract loans, this is provided as general information only.  Please refer to your contract to determine if your contract contains a loan provision.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. you should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

APP TAX-2

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C. Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1. Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

•
A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•	A contract acquired by the estate of a decedent by reason of such decedent’s death,

•	Certain contracts acquired with respect to tax-qualified retirement arrangements,

•	Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

•
A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2. Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the individual’s modified adjusted gross income for the taxable year.
a. Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).

i.
When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.

APP TAX-3

ii.
To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.

iii.
Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.

b. Amounts Not Received as an Annuity

i.
To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”

ii.
Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”

iii.
Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).

iv.
The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.

v.
In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi.
In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.

c. Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d. 10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.

APP TAX-4

i.
If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.	The 10% penalty tax will not apply to the following distributions:

1.	Distributions made on or after the date the recipient has attained the age of 59½.

2.	Distributions made on or after the death of the holder or, where the holder is not an individual, the death of the primary annuitant.

3.	Distributions attributable to a recipient becoming disabled.

4.
A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).

5.	Distributions made under certain annuities issued in connection with structured settlement agreements.

6.	Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).

7.	Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e. Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
f. Required Distributions

i.	Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

1.
If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2.	If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

3.
If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.	Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.

iii.	Spouse Beneficiary
If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.

iv.	Civil Union or Domestic Partner

APP TAX-5

Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.
g. Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h. Partial Exchanges.
The owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). The IRS in Revenue Procedure 2011-38, indicated that a partial exchange made on or after October 24, 2011 will be treated as a tax-free exchange under Code Section 1035 if there is no distribution from or surrender of, either contract involved in the exchange within 180 days of such exchange. Amounts received as annuity payments for a period of at least 10 years on one or more lives will not be treated as distributions for this purpose. If a transfer does not meet the 180-day test, the IRS will apply general tax rules to determine the substance and treatment of the transfer.
We advise you to consult with a qualified tax adviser as to the potential tax consequences before attempting any partial exchanges .

3.	Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:

•	no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

•	no more than 70% is represented by any two investments,

•	no more than 80% is represented by any three investments and

•	no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.
4. Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

APP TAX-6

Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
D. Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:

1.
Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

2.
Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary “election out” forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E. General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F. Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for

APP TAX-7

less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H. Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by us, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity

APP TAX-8

of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1. Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

a.	Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (“RMDs”) when the Owner reaches age 70½ or dies, as described below, may result in imposition of a 50% additional tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59½ or dies is subject to a 10% additional tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

b.	SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

c.	SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% additional tax for failure to make a full RMD, and to the 10% additional tax on premature distributions, as described below. In addition, the 10% additional tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

APP TAX-9

A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

d.	Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. Prior to January 1, 2018, the Owner of a Traditional IRA or other qualified plan assets could recharacterize a Traditional IRA into a Roth IRA under certain circumstances. Effective January 1, 2018, a Traditional IRA or other qualified plan cannot be recharacterized as a Roth IRA. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3. Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

a.	after the employee reaches age 59½;

b.	upon the employee’s separation from service;

c.	upon the employee’s death or disability;

d.	in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

APP TAX-10

e.	as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4. Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount ($18,000 for 2017 and $18,500 for 2018). The Plan may provide for additional “catch-up” contributions . In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70½, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5. Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.

APP TAX-11

For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, additional taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6.	Additional Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal additional taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (“RMDs”). Additional taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The additional taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

a.	Additional Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59½. However, this 10% additional tax does not apply to a distribution that is either:

(i)	made to a beneficiary (or to the employee’s estate) on or after the employee’s death;

(ii)	attributable to the employee’s becoming disabled under Code Section 72(m)(7);

(iii)
part of a series of substantially equal periodic payments (not less frequently than annually - “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

(iv)
(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

(v)
(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

(vi)	not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;

(vii)	certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;

(viii)	made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or

(ix)	made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% additional tax does not apply to a distribution from an IRA that is either:

(x)	made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;

(xi)	not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

(xii)	for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% additional tax rate is increased to 25%.

b.	RMDs and 50% Additional Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (“RMD”) for the year, the participant is subject to a 50% additional tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of -

(i)	the calendar year in which the individual attains age 70½, or

APP TAX-12

(ii)
(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

A special rule applies to individuals who attained age 70½ in 2009. Such individuals should consult with a qualified tax adviser before taking RMDs in 2010.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over -

(a)	the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

(b)	over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a qualifying designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70½.
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% additional tax for RMDs if such additional RMD amount is not timely distributed.
7. Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8. Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.

APP TAX-13

By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable additional tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either -

a.	an RMD amount;

b.
one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

c.	any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution additional tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% additional tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be re-contributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken. Other rules and exceptions may apply, so please consult with a qualified tax adviser.

APP I-1

Appendix I — Examples

Page
Premium Security Death Benefit	APP I-2
Asset Protection Death Benefit	APP I-3
The Hartford’s Principal First	APP I-4
The Hartford’s Principal First Preferred	APP I-5
The Hartford’s Lifetime Income Builder	APP I-6
The Hartford’s Lifetime Income Foundation	APP I-7
The Hartford’s Lifetime Income Builder II	APP I-11
The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios	APP I-15
MAV Plus	APP I-28
Annuity Commencement Date Deferral Option	APP I-30

APP I-2

Premium Security Death Benefit
Example 1
Assume that:

•	You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we receive proof of Death, your Contract Value was $117,403, and your Maximum Anniversary Value was $106,000.
Calculation of Premium Security Death Benefit
To calculate the Premium Security Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we receive proof of Death [$117,403],

•	Total Premium Payments adjusted for any partial Surrenders [$100,000 – $8,000 = $92,000]

•
The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% × $106,000 = $143,903]; the lesser (a) and (b) is $106,000.

The Premium Security Death Benefit is the greatest of these three values, which is $117,403.
Example 2
Assume that:

•	You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your Surrender was $150,000,

•	On the day we receive proof of Death, your Contract Value was $120,000,

•	Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).
Calculation of Premium Security Death Benefit
To calculate the Premium Security Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we receive proof of Death [$120,000],

•	Total Premium Payments adjusted for any partial Surrenders [$57,857 (see below)],

•
The lesser of (a) Your Maximum Anniversary Value [$83,571 (see below)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Premium Security Death Benefit is the greatest of these three values, which is $120,000.
Adjustment for Partial Surrender for Total Premium Payments
The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.
Adjustment for Partial Surrender for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar for dollar basis up to 10% of Premium Payments is $140,000 – $10,000 = $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 – (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

APP I-3

Asset Protection Death Benefit
Example 1
Assume that:

•	You purchased your Contract with the Asset Protection Death Benefit, because You and/or Your Annuitant were over age 80 on the issue date,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we receive proof of Death, your Contract Value was $117,403,

•	Your Maximum Anniversary Value was $106,000.
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we receive proof of Death [$117,403],

•
The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$100,000 – $8,000 = $92,000] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% × $92,000 = $140,403]; the lesser of (a) and (b) is $92,000.

•
The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% × $106,000 = $143,903]; the lesser (a) and (b) is $106,000.

The Asset Protection Death Benefit is the greatest of these three values, which is $117,403.
Example 2
Assume that:

•	You purchased your Contract with the Asset Protection Death Benefit because You and/or Your Annuitant were over age 80 on the issue date,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your Surrender was $150,000,

•	On the day we receive proof of Death, your Contract Value was $120,000,

•	Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we receive proof of Death [$120,000],

•
The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% x $57,857 = $134,464]; the lesser (a) and (b) is $57,857,

•
The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.
Example 3
Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then we recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:

•	First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we receive proof of Death [$120,000],

APP I-4

•
The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% × $57,857 = $134,464]; the lesser (a) and (b) is $57,857.

•
The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% ($83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.
The Hartford’s Principal First
Example 1: Assume you select The Hartford’s Principal First when you purchase your Contract and your initial Premium Payment is $100,000.

•	Your Benefit Amount is $100,000, which is your initial Premium Payment.

•	Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.
Example 2: If you make an additional Premium Payment of $50,000, then

•	Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

•	Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).
Example 3: Assume the same facts as Example 1. If you take the maximum Benefit Payment before the end of the first Contract Year, then

•	Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).

•	Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).
Example 4: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.
Example 5: Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your “New Benefit Amount.”
Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 7% of the greater of your New Contract Value and New Benefit Amount, which is $6,300.
Example 6: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $80,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your “New Benefit Amount” becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

APP I-5

We recalculate the Benefit Payment by comparing the “old” Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.
Example 7: If you elect to “step up” The Hartford’s Principal First after the 5th year, assuming you have made no withdrawals, and your Contract Value at the time of step up is $200,000, then

•	We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.

•	Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.
The Hartford’s Principal First Preferred
Example 1: Assume you select The Hartford’s Principal First Preferred when you purchase your Contract and your initial Premium Payment is $100,000.

•	Your Benefit Amount is $100,000, which is your initial Premium Payment.

•	Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.
Example 2: If you make an additional Premium Payment of $50,000, then

•	Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

•	Your Benefit Payment is $7,500, which is your new Benefit Amount ($150,000) multiplied by 5%.
Example 3: Assume the same facts as Example 1. If you take the maximum Benefit Payment before the end of the first Contract Year, then

•	Your Benefit Amount becomes $95,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($5,000).

•	Your Benefit Payment for the next year remains $5,000, because you did not take more than your maximum Benefit Payment ($5,000).
Example 4: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $5,000.
Example 5: Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your “New Benefit Amount.”
Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 5% of the greater of your New Contract Value and New Benefit Amount, which is $4,500.
Example 6: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $80,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your “New Benefit Amount” becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.
We recalculate the Benefit Payment by comparing the “old” Benefit Payment ($5,000) to 5% of the New Benefit Amount ($1,500). Your Benefit Payment becomes the lower of those two values, or $1,500.

APP I-6

The Hartford’s Lifetime Income Builder
For all examples Your Guaranteed Minimum Death Benefit is the greater of the Benefit Amount and the Contract Value on the date of due proof of death.
Example 1: Assume you select The Hartford’s Lifetime Income Builder when you purchase your Contract, you are younger than age 60, and your initial Premium Payment is $100,000.

•	Your Benefit Amount is $100,000, which is your initial Premium Payment.

•	Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.

•
Your Lifetime Benefit Payment is zero. The Lifetime Benefit Payment will be set equal to the Benefit Amount multiplied by 5% on the Contract Anniversary immediately following the Older Owner’s 60th birthday.

Example 2: Assume the same facts as Example 1. Also assume that you make no additional premium payments and take no withdrawals during the first Contract Year and that the Contract Value on your first anniversary is $105,000.

•
At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.

•	($105,000 / $100,000) – 1 = .05 = 5%.

•	Your Benefit Amount is $105,000, which is your previous Benefit Amount plus the automatic Benefit Amount increase.

•	Your Benefit Payment is $5,250, which is 5% of your Benefit Amount.

•	The annual charge for The Hartford’s Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

•	$105,000 × .0075 = $787.50, this amount is deducted from the Contract Value.
Example 3: Assume the same facts as Example 1. Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.

•	Your initial Benefit Amount is $100,000.

•	Your Benefit Payment is $5,000.

•	After the partial Surrenders of $1,000, your Benefit Amount is $99,000.

•	There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.

•
At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($99,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.

•	($99,000/$100,000) - 1 = -.01 subject to the minimum of 0%

•	Your Benefit Amount is $99,000, which is your previous Benefit Amount since the automatic Benefit Amount increase was 0%.

•
Your Benefit Payment will remain at $5,000. Because your Benefit Amount did not increase because of the automatic Benefit Amount increase provision on the anniversary, the Benefit Payment will not increase. And because the remaining Benefit Amount ($99,000) is not less than the Benefit Payment immediately prior to the anniversary, the Benefit Payment will not be reduced.

•	The annual charge for The Hartford’s Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

•	$99,000 × .0075 = $742.50, this amount is deducted from the Contract Value.
Example 4: Assume the same facts as Example 3. Assume that an additional premium payment of $20,000 is made in Contract Year 2 and that, just prior to the payment, the Contract Value was $96,000.

•	At the beginning of Contract Year 2, your initial Benefit Amount is $99,000.

•	Your Benefit Payment is $5,000.

•	Your Benefit Amount after the premium payment is $119,000.

•	Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.
Example 5: Assume the same facts as Example 4. Assume that at the on the following anniversary (the end of Contract Year 2) the Contract Value is $118,000 and that no withdrawals were taken in Contract Year 2.

•	After premium payment, your Benefit Amount is $119,000.

•	Your Benefit Payment is $5,950.

•
At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($118,000) divided by the Maximum Contract Value ($120,000), less 1 subject to a minimum of 0% and a maximum of 10%.

•	($118,000 / $120,000) – 1 = –.01667 subject to a minimum of 0%

•	Your Benefit Amount is $119,000, which is your previous Benefit Amount since the automatic Benefit Amount increase is 0%.

APP I-7

•	Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.

•	The annual charge for The Hartford’s Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

•	$119,000 × .0075 = $892.50, this amount is deducted from the Contract Value.
Example 6: Assume the same facts as Example 5. Assume that in the third Contract Year, a $35,000 partial Surrender is taken. The partial Surrender includes a Contingent Deferred Sales Charge. The withdrawal lowered the Contract Value from $115,000 to $80,000.

•	At the beginning of Contract Year 3, your initial Benefit Amount is $119,000.

•	Your Benefit Payment is $5,950.

•	Since the total partial Surrender exceeds the Benefit Payment, the Benefit Amount is reset to the lesser of (i) or (ii) as follows

•	(i) the Contract Value immediately following the partial withdrawal: $80,000.

•	(ii) the Benefit Amount prior to the partial Surrender, less the amount of the Surrender: $119,000 – $35,000 =$84,000.

•	Your new Benefit Amount is $80,000.

•	Your new Benefit Payment is $4,000, which is 5% of the new Benefit Amount.
Example 7: Assume that on the Contract Anniversary immediately following the Older Owner’s 60th birthday, the Contract Value is $200,000.

•	Your Benefit Amount after the automatic increase calculation is $200,000.

•	Your Lifetime Benefit Payment is $10,000 which is 5% of your Benefit Amount.

•	The annual charge for The Hartford’s Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

•	$200,000 × .0075 = $1500, this amount is deducted from the Contract Value.
Example 8: Assume the owner withdraws $9,000 when, just prior to the partial Surrender, the Benefit Payment is$10,000; the Lifetime Benefit Payment is $7,000; the Benefit Amount $80,000 and the Contract Value is $85,000.

•	Your Benefit Amount is $80,000 before the partial Surrender.

•	Your Benefit Amount after the partial Surrender is $71,000, since the partial Surrender is less than your Benefit Payment.

•	There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.

•
Your Lifetime Benefit Payment will be reset to $3,550 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater than the annual Lifetime Benefit Payment.

Example 9: Assume the owner withdraws $12,000 when, just prior to the partial Surrender, the Benefit Payment is$10,000; the Lifetime Benefit Payment is $7,000; the Benefit Amount $80,000 and the Contract Value is $85,000.

•	Your Benefit Payment is $80,000 before the partial Surrender.

•	Your Benefit Amount after the partial Surrender is $68,000.

•
It is the lesser of Contract Value after the partial Surrender ($73,000) and the Benefit Amount immediately prior the partial Surrender, less the partial Surrender amount ($68,000). This comparison is done because the partial Surrender is greater than your Benefit Payment.

•	Your Benefit Amount will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrenders. This reset occurs because the partial Surrender is greater than the annual Benefit Payment.

•
Your Lifetime Benefit Payment will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.

Example 10:  Assume the same facts as Example 1.  Also assume that you take a $5,000 partial Surrender in the first, second and third Contract Years and that the Contract Value on your third Anniversary is $80,000.  Assume that an additional Premium Payment of $6,000 is made on the third Anniversary.

•	Your initial Benefit Amount was $100,000 prior to the partial Surrenders.

•	After partial Surrenders of $5,000 in each of the first three policy years, your Benefit Amount is $85,000.

•	The Benefit Amount after the additional Premium Payment is $91,000 = $85,000 + $6,000.

•	Your Benefit Payment will be reset upon the additional Premium Payment to $4,550 = 5% * $91,000. The Benefit Payment is now lower after the subsequent Premium Payment was made.
The Hartford’s Lifetime Income Foundation
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

APP I-8

•	Your Threshold is $5,000, which is 5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $4,500, which is 4.5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 5%, which is based on your age.

•	Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 4: Assume the same contract issue facts as Example 3, however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 6% based on your age. Your Contract Value on the most recent Contract Anniversary is $105,000.

•
Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percent multiplied by $105,000, which is the greater of your Contract Value on the most recent Contract Anniversary and your Payment Base.

•	You take a partial Surrender of $6,000.

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $300.

•	Your Contract Value after the withdrawal is $99,000.

•	Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 4.5%, which is based on your age.

•	Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 6: Assume the same contract issue facts as Example 5, however your first partial Surrender at age 70. Your Withdrawal Percent is 5.5% based on your age. Your Contract Value on the most recent Contract Anniversary is $106,500.

•
Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percent multiplied by $106,500, which is the greater of your Contract Value on the most recent Contract Anniversary and your Payment Base.

•	You take a partial Surrender of $5,500.

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.

•	Your Contract Value after the withdrawal is $101,000.

•	Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

APP I-9

•	Your Threshold is $5,000.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•	The annual charge for The Hartford’s Lifetime Income Foundation is 0.30% of the Payment Base.

•	$99,000 × 0.30% = $297, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 8: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $4,500.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•	The annual charge for The Hartford’s Lifetime Income Foundation is 0.30% of the Payment Base.

•	$99,000 × 0.30% = $297, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 9: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,950.

•	Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

•
Your Threshold amount is $5,950, which is 5% of the greater the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.

•	Payment or your Payment Base immediately following the Premium Payment.

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 10: Assume the same facts as Example 8 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,455.

•	Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

APP I-10

•
Your Threshold amount is $5,355, which is 4.5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 11: Assume the older Covered Life is 74 (Single Life). Assume the Owner makes the first partial Surrender under the Contract of $3,300 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 6%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 6% multiplied by the greater of the Payment Base or Contract Value, or $3,300.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent is 6% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender
Example 12: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $3,025 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 5.5%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 5.5% multiplied by the greater of Payment Base or Contract Value, or $3,025.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent is 5.5% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 13: Assume the same facts as Example 11 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Prior to the partial Surrender:

•	Your Payment Base is $50,000.

•	Your Withdrawal Percent was previously locked in at 6%.

•	Your remaining Lifetime Benefit Payment for this Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700.
After the partial Surrender:

•
Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

•
Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

Example 14: Assume the same facts as Example 12 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Prior to the partial Surrender:

•	Your Payment Base is $50,000.

•	Your Withdrawal Percent was previously locked in at 5.5%.

•	Your remaining Lifetime Benefit Payment for this Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,975.

APP I-11

After the partial Surrender:

•
Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

•
Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

The Hartford’s Lifetime Income Builder II
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $5,000, which is 5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $4,500, which is 4.5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 5%, which is based on your age.

•	Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 4: Assume the same contract issue facts as Example 3, however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 6% based on your age. Your Contract Value at the beginning of the year is $105,000.

•
Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percent multiplied by $105,000, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

•	You take a partial Surrender of $6,000.

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $300.

•	Your Contract Value after the withdrawal is $99,000.

•	Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 4.5%, which is based on your age.

•	Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 6: Assume the same contract issue facts as Example 5, however your first partial Surrender at age 70. Your Withdrawal Percent is 5.5% based on your age. Your Contract Value at the beginning of the year is $106,500.

•
Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percent multiplied by $106,500, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

•	You take a partial Surrender of $5,500.

APP I-12

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.

•	Your Contract Value after the withdrawal is $101,000.

•	Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $5,000.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	($95,000/$100,000) – 1 = –.05 subject to the minimum of 0%.

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•	The annual charge for The Hartford’s Lifetime Income Builder II is 0.75% of the Payment Base after the automatic increase calculation.

•	$99,000 × 0.75% = $742.50, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 8: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $4,500.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	($95,000/$100,000) – 1 = -.05 subject to the minimum of 0%.

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•	The annual charge for The Hartford’s Lifetime Income Builder II is 0.75% of the Payment Base after the automatic increase calculation.

•	$99,000 × 0.75% = $742.50, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 9: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

APP I-13

•	Your Threshold amount is $4,950.

•	Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

•
Your Threshold amount is $5,950, which is 5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 10: Assume the same facts as Example 8 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,455.

•	Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

•
Your Threshold amount is $5,355, which is 4.5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 11: Assume the older Covered Life is 74 (Single Life). Assume the owner makes the first partial Surrender under the Contract of $3,300 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 6%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 6% multiplied by the greater of the Payment Base or Contract Value, or $3,300.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent is 6% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 12: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $3,025 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 5.5%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 5.5% multiplied by the greater of Payment Base or Contract Value, or $3,025.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent is 5.5% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 13: Assume the same facts as Example 11 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Prior to the partial Surrender:

•	Your Payment Base is $50,000.

•	Your Withdrawal Percent was previously locked in at 6%.

•	Your remaining Lifetime Benefit Payment for this Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700.

APP I-14

After the partial Surrender:

•
Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

•
Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

Example 14: Assume the same facts as Example 12 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Prior to the partial Surrender:
•Your Payment Base is $50,000.
•Your Withdrawal Percent was previously locked in at 5.5%.
•Your remaining Lifetime Benefit Payment for this Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,975.
After the partial Surrender:

•
Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

•
Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

Example 15: Assume the same facts as Example 1 (Single Life). Now assume you have reached your first Contract Anniversary. Your Contract Value on the Contract Anniversary is $110,000.
Prior to the Contract Anniversary:

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $5,000, which is 5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
After the Contract Anniversary:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($110,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	($110,000/$100,000) – 1 = .10 subject to the maximum of 10%.

•	Your Payment Base is $110,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.

•	Your Threshold amount for the Contract Year is $5,500, which is your new Payment Base multiplied by 5%.

•	Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.
Example 16: Assume the same facts as Example 2 (Joint/Spousal). Now assume you have reached your first Contract Anniversary. Your Contract Value on the anniversary is $105,000.
Prior to the Contract Anniversary:

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $4,500, which is 4.5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
After the Contract Anniversary:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	($105,000/$100,000) – 1 = .05 subject to the maximum of 10%.

APP I-15

•	Your Payment Base is $105,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.

•	Your Threshold amount for the Contract Year is $4,725, which is your new Payment Base multiplied by 4.5%.

•	Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.
Example 17: Spousal Contract Continuation
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000. The values for the rider are impacted as follows:
Payment Base = $150,000 (greater of Contract Value or Payment Base on date of continuation)
WP = existing Withdrawal Percent if partial Surrender have been taken, or else it is set using the remaining Spouse’s attained age on the Contract Anniversary prior to the first partial Surrender (for this example we will say it is 6%).
Lifetime Benefit Payment = $9,000 (WP × greater of Payment Base or Contract Value on date of continuation)
Death Benefit = $150,000 (Contract Value on date of continuation)
Maximum Contract Value (LIB II Only) = $150,000 (Contract Value on date of continuation)
The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$5,000	$5,000
	5% of your Payment Base	5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$4,500	$4,500
	4.5% of your Payment Base	4.5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment

APP I-16

Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Withdrawal Percent	5%	5%
	Based on your age	Based on your age
Lifetime Benefit Payment	$5,000	$5,000
	5% of your Payment Base	5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Example 4: Assume the same contract issue facts as Example 3 (Single Life), however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 6% based on your age. Your Contract Value at the beginning of the year is $105,000. Your Contract Value upon attaining age 70 is $105,500.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Lifetime Benefit Payment	$6,330	$6,300
	Withdrawal Percent multiplied by the greater of your Payment Base or Contract Value upon attaining age 70	Withdrawal Percent multiplied by your Payment Base
You take a partial Surrender of $6,000, values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Withdrawal Percent	6%(1)	6%(1)
Lifetime Benefit Payment	$330	$300
	Remaining for Contract Year	Remaining for Contract Year
Contract Value after the withdrawal	$99,000	$99,000
Guaranteed Minimum Death Benefit	$94,000	$94,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Withdrawal Percent	4.5%	4.5%
	Based on your age	Based on your age
Lifetime Benefit Payment	$4,500	$4,500
	4.5% of your Payment Base	4.5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment

(1)
The Withdrawal Percentage will remain for the duration of your Contract unless an automatic Payment Base increase occurs on a future anniversary and a new Withdrawal Percent age band is applicable; if no automatic Payment Base

APP I-17

increase occurs on a future anniversary where a new Withdrawal Percent age band is applicable, your Withdrawal Percent will remain as is.
Example 6: Assume the same contract issue facts as Example 5 (Joint/Spousal), however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 5.5% based on your age. Your Contract Value at the beginning of the Contract Year is $110,000. Your Contract Value upon attaining age 70 is $111,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$110,000
Lifetime Benefit Payment	$6,105	$6,050
	Withdrawal Percent multiplied by the greater of your Payment Base or Contract Value upon attaining age 70	Withdrawal Percent multiplied by your Payment Base
You take a partial Surrender of $6,000, values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$110,000
Withdrawal Percent	5.5% (1)	5.5%(1)
Lifetime Benefit Payment	$105	$50
	Remaining for Contract Year	Remaining for Contract Year
Contract Value after the withdrawal	$105,000	$105,000
Guaranteed Minimum Death Benefit	$94,000	$94,000
	Prior Death Benefit reduced by withdrawal	Prior Death Benefit reduced by the withdrawal
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $95,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$5,000	$5,000
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Prior Payment Base reduced by withdrawal	Prior Payment Base reduced by withdrawal
Withdrawal Percent	5%(1)	5%(1)
Threshold	$4,000	$4,000
	Remaining for the Contract Year	Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal

APP I-18

Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	The ratio is the Contract Value ($95,000) divided by your current Payment Base ($99,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 4%, subject to minimum of 0%, No change to the Payment Base	Your current Payment Base
Threshold	$4,950	$4,950
	5% of your Payment Base	5% of your Payment Base
Rider Charge	$841.50	$1,138.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	No change due to anniversary processing	No change due to anniversary processing
Example 8: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $105,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$5,000	$5,000
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Prior Payment Base reduced by withdrawal	Prior Payment Base reduced by withdrawal
Withdrawal Percent	5%(1)	5%(1)
Threshold	$4,000	$4,000
	Remaining for the Contract Year	Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal

APP I-19

Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
	The ratio is the Contract Value ($105,000) divided by your current Payment Base ($99,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 6%, subject to minimum of 0% and maximum of 10%	Your current Payment Base
Threshold	$5,250	$5,250
	5% of your Payment Base	5% of your Payment Base
Rider Charge	$892.50	$1,207.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	No change due to anniversary processing	No change due to anniversary processing
Example 9: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $95,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$4,500	$4,500
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Prior Payment Base reduced by withdrawal	Prior Payment Base reduced by withdrawal
Withdrawal Percent	4.5%(1)	4.5%(1)
Threshold	$3,500	$3,500
	Remaining for the Contract Year	Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal

APP I-20

Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	The ratio is the Contract Value ($95,000) divided by your current Payment Base ($99,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 4%, subject to minimum of 0%, No change to the Payment Base	Your current Payment Base
Threshold	$4,455	$4,455
	4.5% of your Payment Base	4.5% of your Payment Base
Rider Charge	$841.50	$1,138.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	No change due to anniversary processing	No change due to anniversary processing
Example 10: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, the Contract Value after the payment is $121,000.
Values prior to the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
Threshold	$4,950	$4,950
Guaranteed Minimum Death Benefit	$99,000	$99,000
Values after the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$119,000	$119,000
	Prior Payment Base increased by the Premium Payment	Prior Payment Base increased by the Premium Payment
Threshold	$6,050	$5,950
	Withdrawal Percent multiplied by the greater of your current Payment Base or Contract Value	Withdrawal Percent multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$119,000	$119,000
	Prior Death Benefit increased by the Premium Payment	Prior Death Benefit increased by the Premium Payment
Example 11: Assume the same facts as Example 9 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, the Contract Value after the payment is $125,000.
Values prior to the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
Threshold	$4,455	$4,455
Guaranteed Minimum Death Benefit	$99,000	$99,000
Values after the Premium Payment:

APP I-21

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$119,000	$119,000
	Prior Payment Base increased by the Premium Payment	Prior Payment Base increased by the Premium Payment
Threshold	$5,625	$5,355
	Withdrawal Percent multiplied by the greater of your current Payment Base or Contract Value	Withdrawal Percent multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$119,000	$119,000
	Prior Death Benefit increased by the Premium Payment	Prior Death Benefit increased by the Premium Payment
Example 12: Assume the older Covered Life is 74 (Single Life). Assume the owner makes the first partial Surrender under the Contract of $3,000 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 6%; the Guaranteed Minimum Death Benefit is $50,000.
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Partial Surrender did not exceed the Lifetime Benefit Payment	Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percent	6%(1)	6%(1)
Lifetime Benefit Payment	$300	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 6% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 6% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,300	Available Lifetime Benefit Payment was $3,000
Guaranteed Minimum Death Benefit	$47,000	$47,000
	Prior Death Benefit reduced by the partial Surrender	Prior Death Benefit reduced by the partial Surrender
Example 13: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $2,750 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 5.5%; the Guaranteed Minimum Death Benefit is $50,000.
Values after the partial Surrender:

APP I-22

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Partial Surrender did not exceed the Lifetime Benefit Payment	Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percent	5.5%(1)	5.5%(1)
Lifetime Benefit Payment	$275	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 5.5% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 5.5% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,025	Available Lifetime Benefit Payment was $2,750
Guaranteed Minimum Death Benefit	$47,250	$47,250
	Prior Death Benefit reduced by the partial Surrender	Prior Death Benefit reduced by the partial Surrender
Example 14: Assume the same facts as Example 12 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Partial Surrender did not exceed the Lifetime Benefit Payment	Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percent	6%	6%
Lifetime Benefit Payment	$300	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 6% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 6% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,300	Available Lifetime Benefit Payment was $3,000
Guaranteed Minimum Death Benefit	$47,000	$47,000
	Prior Death Benefit reduced by the partial Surrender	Prior Death Benefit reduced by the partial Surrender
Values after the partial Surrender:

APP I-23

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$49,323	$49,038
	Proportional reduction: 1-($700/($52,000-$300)	Proportional reduction: 1-($1000/$52,000)
Lifetime Benefit Payment	$0	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
Guaranteed Minimum Death Benefit	$46,068	$46,096
	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above
Example 15: Assume the same facts as Example 13 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
Withdrawal Percent	5.5%	5.5%
Lifetime Benefit Payment	$275	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 5.5% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 5.5% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,025	Available Lifetime Benefit Payment was $2,750
Guaranteed Minimum Death Benefit	$47,250	$47,250
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$48,230	$47,959
	Proportional reduction: 1-($1,725/($49,000-$275)	Proportional reduction: 1-($2,000/$49,000)
Lifetime Benefit Payment	$0	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
Guaranteed Minimum Death Benefit	$45,312	$45,321
	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above
Example 16: Assume the same facts as Example 1 (Single Life). Now assume you have reached your first Contract Anniversary. Your Contract Value on the Contract Anniversary is $115,000.
Values prior to the Contract Anniversary:

APP I-24

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$5,000	$5,000
	5% of your Payment Base	5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$115,000
	The ratio is the Contract Value ($115,000) divided by your current Payment Base ($100,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 15%, capped at 10%. Subject to minimum of 0% and maximum of 10%	Your current Payment Base
Threshold	$5,500	$5,750
	5% of your Payment Base	5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	No change due to anniversary processing	No change due to anniversary processing

APP I-25

Example 17: Assume the same facts as Example 2 (Joint/Spousal). Now assume you have reached your first Contract Anniversary. Your Contract Value on the anniversary is $115,000.
Values prior to the Contract Anniversary:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$4,500	$4,500
	4.5% of your Payment Base	4.5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Values after the Contract Anniversary:

Payment Base	$110,000	$115,000
	The ratio is the Contract Value ($115,000) divided by your current Payment Base ($100,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 15%, capped at 10%. Subject to minimum of 0% and maximum of 10%	Your current Payment Base
Threshold	$4,950	$5,175
	4.5% of your Payment Base	4.5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	No change due to anniversary processing	No change due to anniversary processing
Example 18: Spousal Contract Continuation(Single Life)
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.
Values upon Spousal Continuation:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$150,000	$150,000
	Equal to the Contract Value on date of continuation	Equal to Contract Value on date of continuation
Withdrawal Percentage	6%	6%
	Withdrawal Percent is set using the oldest Covered Life’s age on the effective date of continuation	Withdrawal Percent is set using the oldest Covered Life’s age on the effective date of continuation
Lifetime Benefit Payment	$9,000	$9,000
	Withdrawal Percent multiplied by the Payment Base on date of continuation	Withdrawal Percent multiplied by the Payment Base on date of continuation
Guaranteed Minimum Death Benefit	$150,000	$150,000
	Equal to Contract Value on date of continuation	Equal to Contract Value on date of continuation

APP I-26

Example 19: Spousal Contract Continuation (Joint/Spousal)
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.
Values upon Spousal Contract Continuation:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$150,000	$150,000
	Greater of Contract Value or Payment Base on date of continuation	Greater of Contract Value or Payment Base on date of continuation
Withdrawal Percentage	5.5%	5.5%
	Withdrawal Percent is set using the oldest Covered Life’s age on the effective date of continuation	Withdrawal Percent is set using the oldest Covered Life’s age on the effective date of continuation
Lifetime Benefit Payment	$8,250	$8,250
	Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on date of continuation	Withdrawal Percent multiplied by Payment Base on date of continuation
Guaranteed Minimum Death Benefit	$150,000	$150,000
	Equal to Contract Value on date of continuation	Equal to Contract Value on date of continuation
Example 20: Withdrawal Percent Increase; Assume the same contract issue facts as Example 4 (Single Life). Your Withdrawal Percent is 6%, which was based on your age (70) at the time of first withdrawal. Your Lifetime Benefit Payment prior to the contract anniversary is $6,300. You are now age 75 and your anniversary is being processed. Your Contract Value on anniversary is $117,000.
Values prior to the Anniversary:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Withdrawal Percent	6%	6%
Lifetime Benefit Payment	$6,300	$6,300
Guaranteed Minimum Death Benefit	$94,000	$94,000
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$115,500	$117,000
	The ratio is the Contract Value ($117,000) divided by your current Payment Base ($105,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 11%, capped at 10%. Subject to minimum of 0% and maximum of 10%	Your current Payment Base
Withdrawal Percent	6.5%	6.5%
	Due to the automatic increase and client reaching a new age band, the Withdrawal Percent has increased	Due to the automatic increase and client reaching a new age band, the Withdrawal Percent has increased
Lifetime Benefit Payment	$7,507.50	$7,605
Rider Charge	$977.50	$1,345.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$94,000	$94,000
	No change due to anniversary processing	No change due to anniversary processing

APP I-27

Example 21
Assume the following Contract values:
Contract Value = $3,000
Lifetime Benefit Payment = $2,000
Client takes a partial Surrender of $2,000 (within rider limit)
New Contract Value = $1,000

•	Minimum Amount Rule is reached as remaining Contract Value is reduced below one Lifetime Benefit Payment and the Partial Surrender was within the rider limit

•	Contract Value is transferred to approved investment program

•	We will no longer accept subsequent Premium Payments

•	We will begin to automatically pay the annual Lifetime Benefit Payment via the Automatic Income Program. The Lifetime Benefit Payment will be paid out of our General Account

•	The payout of the Lifetime Benefit Payment will no longer reduce the Contract Value, however, the Death Benefit will continue to be reduced

•	We will waive the Annual Maintenance Fee and rider fee

•	Benefit Increases will no longer be applied
NOTE: If the Contract Value is reduced below one Lifetime Benefit Payment on any Contract Anniversary due to performance the above scenario would occur.
Example 22
Assume the following Contract values:
Contract Value = $3,000
Lifetime Benefit Payment = $2,000
Client takes a partial Surrender of $2,800 (exceeds rider limit)
New Contract Value = $200

•	Minimum Account Rule is reached as remaining Contract Value is reduced below the Minimum Account Rule under the contract, $500 (varies by state) and the Partial Surrender exceeded the rider limit

•	Contract is fully liquidated
Example 23: Automatic Payment Base Increase to Relevant Covered Life Attained age 90. Assume that you select a Single Life option. Your Withdrawal Percentage is 7.5%, which is based on your age (85) at the time of your first withdrawal. Your Lifetime Benefit Payment prior to contract anniversary is $7,500. You are now age 90 and your anniversary is being processed. Your Contract Value on your anniversary is $120,000.
Values prior to anniversary:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Withdrawal Percentage	7.5%	7.5%
Lifetime Benefit Payment	$7,500	$7,500
Guaranteed Minimum Death Benefit	$92,500	$92,500

APP I-28

Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$120,000
	The ratio is the Contract Value ($120,000) divided by current Payment Base ($100,00), less 1 results in 20%, capped at 10%	Greater of the Contract Value prior to the rider charge being taken, or Your Payment Base
Withdrawal Percentage	8%	8%
	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased
Lifetime Benefit Payment	$8,800	$9,600
Rider Charge	$935	$1,380.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$92,500	$92,500
	No change due to anniversary processing	No change due to anniversary processing
Example 24: Deferral Illustration. Assume that on your birthday in September 2008 you are 60. You purchase the Contract in November 2008 and select The Hartford’s Lifetime Income Builder Portfolios with the Single Life option. Assume no growth in Contract Value.

Feature	No partial Surrenders in first 5 years of the rider	Partial Surrender in second year of the rider
Withdrawal Percentage at issue	5%	5%
Payment Base at issue	$100,000	$100,000
Lifetime Benefit Payment at issue	$5,000	$5,000
Withdrawal Percentage on birthday in September 2013 when Relevant Covered Life is age 65	Increased to 5.5%	Remains at 5%
Payment Base on birthday	$100,000	$100,000
	No change due to birthday	No change due to birthday
Lifetime Benefit Payment on birthday	Increased to $5,500	Remains at $5,000
Anniversary in November 2013 - Contract Value is less than current Payment Base, so there is no change to the Payment Base	$100,000	$100,000
Withdrawal Percentage	5.5%	5%
Lifetime Benefit Payment	$5,500	$5,000
MAV Plus
Example 1
Assume that:

•	You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

•	You made a single Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we receive proof of Death, your Contract Value was $117,403,

•	Your Maximum Anniversary Value was $106,000,

•
The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Premium Security Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.

Adjustment for Partial Surrenders for Earnings Protection Benefit
To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

APP I-29

•
We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$109,273 – $100,000 – $0 + $0 = $9,273].

Since the Contract gain at the time of partial Surrender [$9,273] exceeds the partial Surrender [$8,000], there is no adjustment for the partial Surrender in this case.
Calculation of Contract gain
We would calculate the Contract gain as follows:

•	Contract Value on the day we receive proof of Death [$117,403],

•	Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

•	Add any adjustments for partial Surrenders [$0], So the Contract gain equals $17,403.
Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:

•	We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

•	plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

•	minus any adjustments for partial Surrenders ($0),
Which equals $100,000. The cap is 200% of $100,000, which is $200,000.
MAV Plus Death Benefit Amount is $106,000. (See Example 1 under Premium Security Death Benefit for details of calculation.)
Adjusted Total Premium Payment Amount is $92,000. (See Example 1 under MAV Plus/EPB Death Benefit for details of calculation.)
MAV Plus Death Benefit
In this situation the cap does not apply, so we take the Contract Value on the date we receive proof of death and adds 40% of gain [$117,403 + 40% (17,403)] which totals $124,364. This is the greatest of the four values compared, and so is the Death Benefit.
Example 2
Assume that:

•	You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

•	You made a single Premium Payment of $100,000,

•	In your fourth Contract Year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your Surrender was $150,000,

•	Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)),

•	On the day we receive proof of Death, your Contract Value was $120,000,

•	The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.
Adjustment for Partial Surrenders
To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

•
We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$150,000 – $100,000 – $0 + $0 = $50,000].

Since the partial Surrender [$60,000] exceeds the Contract gain at the time of partial Surrender [$50,000], the adjustment for the partial Surrender is the difference, or $10,000.
Calculation of Contract gain
We would calculate the Contract gain as follows:

•	Contract Value on the day we receive proof of Death [$120,000],

•	Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

•	Add any adjustments for partial Surrenders [$10,000], So the Contract gain equals $30,000.
Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:

•	We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

•	plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

APP I-30

•	minus any adjustments for partial Surrenders ($10,000),
Which equals $90,000. The cap is 200% of $90,000, which is $180,000.
Adjustment for Partial Surrenders for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $140,000 – $10,000 = $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 minus $10,000 = $140,000. The proportional factor is 1 – (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.
Death Benefit with Earnings Protection Benefit
In this situation the cap does not apply, so we take 40% of Contract gain on the day we receive proof of death $30,000 or $12,000 and add that to the Contract Value on the date we receive proof of death. Therefore, the Earnings Protection Benefit is [40% ($30,000) + $120,000], which equals $132,000.
Annuity Commencement Date Deferral Option
T his example does not represent your actual Contract. It uses hypothetical amounts, not your actual Contract amounts.
This example is intended to help you compare the total and taxable amounts of annuity payments if you annuitize your contract on its Annuity Commencement Date to the total and taxable amounts of annuity payments if you elect the Deferral Option and either die at age 100 under circumstances which trigger payment of a Death Benefit or annuitize your contract on the Annuitant’s 100 th birthday.
Because the amounts used below are assumptions and do not represent your actual Contract amounts, this example should not be considered to be a representation of the actual total or taxable amounts nor a representation of the tax consequences of receipt of those total or taxable amounts. The consequences of receipt of those total and taxable amounts depend on many factors outside the scope of this example.
This example assumes that on the Annuity Commencement Date:
The annuitant is age 90.
The Contract Value is $250,000.
The investment (tax basis) in the Contract is $175,000.
The Contract is non-Qualified.
The amounts shown in this example will vary depending on the annuitization option chosen and whether variable payouts, fixed payouts or a combination of variable and fixed payouts are elected. In addition, the exclusion ratio depends on factors including the investment into the Contract, the Contract Value and the length of time that annuity payments will continue. For Payout Options which include a Life Annuity, the exclusion ratio may also depend on the annuitant’s life expectancy at the time annuity payments begin.
As you consider this example, please note that to make a direct comparison between the total and taxable amounts received through annuitization at the Annuity Commencement Date (age 90) and received at the Deferred Annuity Commencement Date, you must calculate the results of investment of the amount received at age 90 for the ten-year period until age 100. Factors to consider in this calculation include:
•The assumed net rate of return for this period;
•The amount payable in taxes related to this amount; and
•Potential changes in laws including tax laws that may affect investment and taxes.
Total and taxable amounts if the Contract is annuitized on the Annuity Commencement Date:
To calculate the total and taxable amounts, this example assumes:
The election of the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option.
The annual payment is assumed to equal to $25,660. This amount is calculated based on the assumed contract value of $250,000 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $256,600 ($25,660 per year times 10 years) will be received.
Based on these assumptions:
The exclusion ratio is 0.682 ($175,000 divided by $256,600). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($25,660 times 0.682). This represents the portion of your annual payment that is excludable from federal income tax. The annual taxable amount is the remainder, $8,160 ($25,660 minus $17,500).
After 10 years, the total taxable amount is $81,600 ($8,160 per year times 10 years).

APP I-31

Total and taxable amounts if the Annuity Commencement Date Deferral Option is elected and the Annuity Commencement Date is deferred to age 100 and the Contract has positive net returns through age 100:
This example assumes:
The Contract has a 4% annual growth, net of fees, compounded annually, for the next ten years.
Based on this assumption, the Contract Value at age 100 is $370,061 ($250,000 times (1+ .04) compounded each year for ten years).
If a Death Benefit is payable at age 100:
The beneficiary receives the $370,061 Contract Value as a Death Benefit in one lump sum.
$195,061 (the total amount minus the investment in the Contract, or $370,061 minus $175,000) of the amount is taxable to the beneficiary.
If annuitization is elected at age 100 using the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option:
This example assumes:
The annual payment is assumed to equal to $37,960. This amount is calculated based on the assumed contract value of $370,061 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $379,600 ($37,960 per year times 10 years) will be received.
Based on this assumption:
The exclusion ratio will be 0.461 ($175,000 divided by $379,600). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($37,960 times 0.461). This represents the portion of your annual payment that is excludable from federal income tax.
The annual taxable amount is the remainder, $20,460 ($37,960 minus $17,500).
After 10 years, the total taxable amount is $204,600 ($20,460 per year times 10 years).
Total and taxable amounts if the Annuity Commencement Date Deferral Option is elected, the Annuity Commencement Date is deferred to age 100 and the Contract has negative net returns through age 100:
This example assumes:
The Contract has a -2% annual growth, net of fees, compounded annually, for the next ten years.
Based on this assumption, the Contract Value at age 100 is $204,268 ($250,000 times (1 -.02) compounded each year for ten years).
If a Death Benefit is payable at age 100:
The beneficiary receives the $204,268 Contract Value as a Death Benefit in one lump sum.
$29,268 (the total amount minus the investment in the Contract, or $204,268 minus $175,000) of the amount is taxable to the beneficiary.
If annuitization is elected at age 100 using the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option:
This example assumes:
The annual payment is assumed to equal to $20,983. This amount is calculated based on the assumed contract value of $204,268 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $209,830 ($20,983 per year times 10 years) will be received.
Based on this assumption:
The exclusion ratio will be 0.834 ($175,000 divided by $209,830). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($20,983 times 0.834). This represents the portion of your annual payment that is excludable from federal income tax.
The annual taxable amount is the remainder or $3,483 ($20,983 minus $17,500).
After 10 years, total taxable amount is $34,830 ($3,483 per year times 10 years).

APP II-1

Appendix II - Accumulation Unit Values
The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. There are two tables below reflecting the Accumulation Unit Values for Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company. The tables show only the highest and lowest possible Accumulation Unit Value, assuming you select no optional benefits or assuming you select all optional benefits. Tables showing all classes of Accumulation Unit Values corresponding to all combinations of optional benefits appear in the Statement of Additional Information, which you may obtain free of charge by contacting us at 1-800-862-6668.
Hartford Life Insurance Company
Series II/IIR

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.962	$18.549	$18.597	$17.939	$14.744	$12.901	$12.947	$11.700	$9.593	$13.836
Accumulation Unit Value at end of period	$22.822	$19.962	$18.549	$18.597	$17.939	$14.744	$12.901	$12.947	$11.700	$9.593
Number of Accumulation Units outstanding at end of period (in thousands)	522	577	637	724	953	1,180	1,527	1,715	1,909	2,218
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.659	$18.459	$18.703	$18.231	$15.143	$13.389	$13.580	$12.400	$10.275	$—
Accumulation Unit Value at end of period	$22.241	$19.659	$18.459	$18.703	$18.231	$15.143	$13.389	$13.580	$12.400	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	24	32	38	48	63	79	38	1	—
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.892	$1.620	$1.697	$1.496	$1.143	$1.020	$1.047	$0.948	$0.753	$1.205
Accumulation Unit Value at end of period	$2.178	$1.892	$1.620	$1.697	$1.496	$1.143	$1.020	$1.047	$0.948	$0.753
Number of Accumulation Units outstanding at end of period (in thousands)	2,455	2,803	3,110	3,688	4,564	5,334	7,376	9,486	10,780	12,482
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.934	$20.715	$21.925	$19.525	$15.082	$13.606	$14.106	$12.901	$10.357	$—
Accumulation Unit Value at end of period	$27.267	$23.934	$20.715	$21.925	$19.525	$15.082	$13.606	$14.106	$12.901	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	7	8	7	10	19	19	16	2	—
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.582	$15.389	$15.602	$15.066	$15.655	$15.103	$14.472	$13.822	$12.478	$13.994
Accumulation Unit Value at end of period	$15.889	$15.582	$15.389	$15.602	$15.066	$15.655	$15.103	$14.472	$13.822	$12.478
Number of Accumulation Units outstanding at end of period (in thousands)	532	545	617	738	959	1,166	1,373	1,644	1,967	1,901
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.883	$11.859	$12.150	$11.857	$12.450	$12.139	$11.753	$11.344	$10.350	$—
Accumulation Unit Value at end of period	$11.990	$11.883	$11.859	$12.150	$11.857	$12.450	$12.139	$11.753	$11.344	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	25	30	30	33	49	59	50	6	—

APP II-2

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.192	$12.067	$12.788	$12.822	$13.381	$12.810	$12.458	$12.035	$11.154	$10.958
Accumulation Unit Value at end of period	$12.814	$12.192	$12.067	$12.788	$12.822	$13.381	$12.810	$12.458	$12.035	$11.154
Number of Accumulation Units outstanding at end of period (in thousands)	83	99	106	145	205	291	362	390	430	397
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.734	$10.736	$11.498	$11.651	$12.286	$11.886	$11.681	$11.404	$10.254	$—
Accumulation Unit Value at end of period	$11.164	$10.734	$10.736	$11.498	$11.651	$12.286	$11.886	$11.681	$11.404	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	18	15	16	23	18	28	21	—	—
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.667	$13.891	$14.314	$13.775	$11.429	$9.884	$10.561	$9.604	$6.988	$12.076
Accumulation Unit Value at end of period	$18.187	$14.667	$13.891	$14.314	$13.775	$11.429	$9.884	$10.561	$9.604	$6.988
Number of Accumulation Units outstanding at end of period (in thousands)	157	174	204	245	305	364	462	522	566	543
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.364	$19.490	$20.295	$19.738	$16.549	$14.462	$15.616	$14.352	$10.553	$—
Accumulation Unit Value at end of period	$24.988	$20.364	$19.490	$20.295	$19.738	$16.549	$14.462	$15.616	$14.352	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	10	11	6	—	5	6	4	—
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.614	$23.859	$22.682	$22.538	$17.737	$14.713	$16.417	$14.935	$10.670	$17.607
Accumulation Unit Value at end of period	$30.537	$23.614	$23.859	$22.682	$22.538	$17.737	$14.713	$16.417	$14.935	$10.670
Number of Accumulation Units outstanding at end of period (in thousands)	125	140	151	185	220	301	388	496	600	673
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.586	$22.040	$21.175	$21.262	$16.910	$14.174	$15.983	$14.694	$9.573	$—
Accumulation Unit Value at end of period	$27.624	$21.586	$22.040	$21.175	$21.262	$16.910	$14.174	$15.983	$14.694	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	10	12	6	4	3	2	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.236	$25.129	$25.479	$25.365	$20.102	$17.293	$21.743	$18.057	$11.381	$24.896
Accumulation Unit Value at end of period	$31.251	$25.236	$25.129	$25.479	$25.365	$20.102	$17.293	$21.743	$18.057	$11.381
Number of Accumulation Units outstanding at end of period (in thousands)	78	85	94	113	132	184	222	277	301	326
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.581	$21.716	$22.251	$22.385	$17.927	$15.585	$19.803	$16.620	$9.850	$—
Accumulation Unit Value at end of period	$26.445	$21.581	$21.716	$22.251	$22.385	$17.927	$15.585	$19.803	$16.620	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	7	7	10	3	6	6	1	—

APP II-3

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.341	$21.673	$20.619	$19.318	$15.096	$13.018	$13.826	$11.843	$8.636	$15.671
Accumulation Unit Value at end of period	$29.454	$23.341	$21.673	$20.619	$19.318	$15.096	$13.018	$13.826	$11.843	$8.636
Number of Accumulation Units outstanding at end of period (in thousands)	949	1,089	1,227	1,552	1,942	2,509	3,124	3,760	4,365	4,925
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.654	$24.072	$23.144	$21.913	$17.303	$15.079	$16.184	$14.010	$9.446	$—
Accumulation Unit Value at end of period	$32.036	$25.654	$24.072	$23.144	$21.913	$17.303	$15.079	$16.184	$14.010	$—
Number of Accumulation Units outstanding at end of period (in thousands)	29	39	46	53	61	74	90	73	16	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.452	$19.555	$19.596	$18.007	$13.713	$11.866	$12.289	$11.212	$8.685	$14.207
Accumulation Unit Value at end of period	$25.823	$21.452	$19.555	$19.596	$18.007	$13.713	$11.866	$12.289	$11.212	$8.685
Number of Accumulation Units outstanding at end of period (in thousands)	921	1,069	1,195	1,498	1,910	2,513	3,189	3,772	4,420	5,153
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.318	$21.481	$21.753	$20.200	$15.545	$13.594	$14.226	$13.117	$9.281	$—
Accumulation Unit Value at end of period	$27.777	$23.318	$21.481	$21.753	$20.200	$15.545	$13.594	$14.226	$13.117	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	32	39	41	42	46	49	40	6	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.312	$17.000	$18.102	$18.904	$15.800	$13.624	$16.099	$15.262	$10.845	$19.051
Accumulation Unit Value at end of period	$22.503	$17.312	$17.000	$18.102	$18.904	$15.800	$13.624	$16.099	$15.262	$10.845
Number of Accumulation Units outstanding at end of period (in thousands)	261	300	335	393	498	739	906	1,041	1,188	1,432
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.790	$15.668	$16.860	$17.794	$15.029	$13.095	$15.638	$14.982	$9.374	$—
Accumulation Unit Value at end of period	$20.310	$15.790	$15.668	$16.860	$17.794	$15.029	$13.095	$15.638	$14.982	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	8	10	10	13	26	29	24	4	—
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.184	$25.290	$26.546	$29.293	$26.738	$23.071	$27.257	$23.509	$15.970	$28.176
Accumulation Unit Value at end of period	$33.340	$26.184	$25.290	$26.546	$29.293	$26.738	$23.071	$27.257	$23.509	$15.970
Number of Accumulation Units outstanding at end of period (in thousands)	41	44	58	80	99	147	186	220	237	236
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.805	$15.426	$16.363	$18.247	$16.831	$14.676	$17.522	$15.272	$10.484	$—
Accumulation Unit Value at end of period	$19.913	$15.805	$15.426	$16.363	$18.247	$16.831	$14.676	$17.522	$15.272	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	16	16	16	21	25	30	21	4	—

APP II-4

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Fidelity VIP Dynamic Capital Appreciation Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.532	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$30.877	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Flex Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.117	$16.872	$16.436	$15.748	$11.645	$10.835	$11.571	$10.124	$7.740	$12.165
Accumulation Unit Value at end of period	$20.124	$16.117	$16.872	$16.436	$15.748	$11.645	$10.835	$11.571	$10.124	$7.740
Number of Accumulation Units outstanding at end of period (in thousands)	23	24	40	45	48	61	75	83	83	77
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.212	$20.325	$20.007	$19.372	$14.476	$13.611	$14.690	$12.988	$10.035	$—
Accumulation Unit Value at end of period	$23.738	$19.212	$20.325	$20.007	$19.372	$14.476	$13.611	$14.690	$12.988	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.441	$19.117	$20.910	$20.320	$18.130	$16.362	$16.247	$14.659	$10.991	$15.884
Accumulation Unit Value at end of period	$23.130	$21.441	$19.117	$20.910	$20.320	$18.130	$16.362	$16.247	$14.659	$10.991
Number of Accumulation Units outstanding at end of period (in thousands)	731	804	917	1,262	1,649	2,048	2,433	2,701	3,032	3,312
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.176	$17.278	$19.098	$18.755	$16.910	$15.422	$15.475	$14.110	$10.691	$—
Accumulation Unit Value at end of period	$20.471	$19.176	$17.278	$19.098	$18.755	$16.910	$15.422	$15.475	$14.110	$—
Number of Accumulation Units outstanding at end of period (in thousands)	48	50	54	50	57	58	81	57	8	—
Franklin Large Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.862	$17.456	$16.801	$15.188	$12.003	$10.860	$11.209	$10.212	$8.003	$12.427
Accumulation Unit Value at end of period	$21.248	$16.862	$17.456	$16.801	$15.188	$12.003	$10.860	$11.209	$10.212	$8.003
Number of Accumulation Units outstanding at end of period (in thousands)	59	76	93	102	137	169	210	239	318	375
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.660	$20.567	$20.005	$18.275	$14.595	$13.344	$13.919	$12.815	$10.148	$—
Accumulation Unit Value at end of period	$24.515	$19.660	$20.567	$20.005	$18.275	$14.595	$13.344	$13.919	$12.815	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	6	2	2	11	10	8	—

APP II-5

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.921	$27.117	$28.613	$27.518	$21.922	$19.660	$20.597	$18.703	$15.419	$21.911
Accumulation Unit Value at end of period	$31.962	$29.921	$27.117	$28.613	$27.518	$21.922	$19.660	$20.597	$18.703	$15.419
Number of Accumulation Units outstanding at end of period (in thousands)	67	87	100	121	141	189	245	269	289	327
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.104	$16.581	$17.680	$17.183	$13.833	$12.537	$13.273	$12.180	$10.147	$—
Accumulation Unit Value at end of period	$19.137	$18.104	$16.581	$17.680	$17.183	$13.833	$12.537	$13.273	$12.180	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	14	12	18	23	26	37	30	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.785	$19.959	$21.344	$20.257	$16.056	$14.288	$14.679	$13.420	$10.824	$17.498
Accumulation Unit Value at end of period	$24.283	$22.785	$19.959	$21.344	$20.257	$16.056	$14.288	$14.679	$13.420	$10.824
Number of Accumulation Units outstanding at end of period (in thousands)	354	391	449	542	679	853	1,083	1,287	1,534	1,747
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.982	$17.689	$19.117	$18.334	$14.685	$13.206	$13.711	$12.668	$10.325	$—
Accumulation Unit Value at end of period	$21.074	$19.982	$17.689	$19.117	$18.334	$14.685	$13.206	$13.711	$12.668	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	24	27	28	30	29	23	15	3	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.626	$21.575	$22.764	$21.286	$16.686	$15.151	$14.532	$12.245	$10.609	$14.795
Accumulation Unit Value at end of period	$29.203	$24.626	$21.575	$22.764	$21.286	$16.686	$15.151	$14.532	$12.245	$10.609
Number of Accumulation Units outstanding at end of period (in thousands)	307	364	413	553	737	898	1,045	1,144	1,175	1,316
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.193	$19.648	$20.950	$19.797	$15.682	$14.390	$13.947	$11.877	$10.399	$—
Accumulation Unit Value at end of period	$26.043	$22.193	$19.648	$20.950	$19.797	$15.682	$14.390	$13.947	$11.877	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	17	15	17	14	18	10	4	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.640	$12.994	$14.264	$14.419	$10.760	$9.240	$9.761	$7.739	$6.091	$9.246
Accumulation Unit Value at end of period	$18.111	$16.640	$12.994	$14.264	$14.419	$10.760	$9.240	$9.761	$7.739	$6.091
Number of Accumulation Units outstanding at end of period (in thousands)	30	33	41	53	72	53	81	75	47	58
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.696	$21.066	$23.369	$23.873	$18.002	$15.622	$16.677	$13.362	$10.629	$—
Accumulation Unit Value at end of period	$28.752	$26.696	$21.066	$23.369	$23.873	$18.002	$15.622	$16.677	$13.362	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	4	4	4	3	—	—

APP II-6

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.003	$20.497	$21.407	$20.250	$14.902	$13.666	$14.599	$11.629	$8.235	$14.559
Accumulation Unit Value at end of period	$25.080	$21.003	$20.497	$21.407	$20.250	$14.902	$13.666	$14.599	$11.629	$8.235
Number of Accumulation Units outstanding at end of period (in thousands)	89	97	117	162	208	254	343	455	549	614
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.570	$23.246	$24.534	$23.453	$17.440	$16.164	$17.449	$14.046	$10.051	$—
Accumulation Unit Value at end of period	$27.852	$23.570	$23.246	$24.534	$23.453	$17.440	$16.164	$17.449	$14.046	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	9	11	6	11	11	8	2	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.013	$20.673	$21.807	$21.709	$21.319	$19.160	$18.952	$17.325	$13.966	$15.959
Accumulation Unit Value at end of period	$22.679	$22.013	$20.673	$21.807	$21.709	$21.319	$19.160	$18.952	$17.325	$13.966
Number of Accumulation Units outstanding at end of period (in thousands)	222	234	274	370	462	611	722	814	995	903
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.202	$14.427	$15.379	$15.472	$15.354	$13.944	$13.939	$12.877	$10.490	$—
Accumulation Unit Value at end of period	$15.498	$15.202	$14.427	$15.379	$15.472	$15.354	$13.944	$13.939	$12.877	$—
Number of Accumulation Units outstanding at end of period (in thousands)	33	38	44	45	54	76	96	56	10	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.021	$1.028	$1.044	$1.060	$1.078	$1.096	$1.114	$1.133	$1.151	$1.145
Accumulation Unit Value at end of period	$1.015	$1.021	$1.028	$1.044	$1.060	$1.078	$1.096	$1.114	$1.133	$1.151
Number of Accumulation Units outstanding at end of period (in thousands)	2,621	2,767	3,216	3,912	7,147	11,972	17,209	15,611	20,264	35,725
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.142	$8.285	$8.501	$8.725	$8.963	$9.209	$9.461	$9.720	$9.979	$—
Accumulation Unit Value at end of period	$8.005	$8.142	$8.285	$8.501	$8.725	$8.963	$9.209	$9.461	$9.720	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	1	9	2	21	15	75	68	84	—

APP II-7

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.725	$15.632	$15.135	$14.189	$10.293	$9.201	$10.723	$—	$—	$—
Accumulation Unit Value at end of period	$19.697	$15.725	$15.632	$15.135	$14.189	$10.293	$9.201	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	56	59	68	75	89	130	67	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.797	$14.865	$14.544	$13.779	$10.101	$9.125	$10.709	$—	$—	$—
Accumulation Unit Value at end of period	$18.342	$14.797	$14.865	$14.544	$13.779	$10.101	$9.125	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	9	9	12	9	12	6	—	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.553	$16.184	$17.461	$16.414	$12.911	$11.526	$11.725	$10.880	$8.621	$12.547
Accumulation Unit Value at end of period	$19.541	$17.553	$16.184	$17.461	$16.414	$12.911	$11.526	$11.725	$10.880	$8.621
Number of Accumulation Units outstanding at end of period (in thousands)	102	118	152	173	229	283	351	408	495	535
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.044	$17.744	$19.346	$18.379	$14.608	$13.178	$13.548	$12.704	$10.173	$—
Accumulation Unit Value at end of period	$20.979	$19.044	$17.744	$19.346	$18.379	$14.608	$13.178	$13.548	$12.704	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	2	2	5	4	4	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.438	$9.586	$9.744	$9.905	$9.980	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.336	$9.438	$9.586	$9.744	$9.905	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	277	336	546	600	189	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.089	$9.329	$9.583	$9.844	$9.967	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$8.897	$9.089	$9.329	$9.583	$9.844	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	3	10	—	—	—	—	—

APP II-8

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.338	$1.343	$1.361	$1.329	$1.387	$1.376	$1.297	$1.251	$1.272	$1.151
Accumulation Unit Value at end of period	$1.341	$1.338	$1.343	$1.361	$1.329	$1.387	$1.376	$1.297	$1.251	$1.272
Number of Accumulation Units outstanding at end of period (in thousands)	4,530	4,978	5,103	6,643	8,608	11,878	13,856	16,097	18,664	22,349
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.990	$10.139	$10.380	$10.241	$10.804	$10.832	$10.313	$10.052	$10.328	$—
Accumulation Unit Value at end of period	$9.914	$9.990	$10.139	$10.380	$10.241	$10.804	$10.832	$10.313	$10.052	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	15	46	54	77	90	53	88	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.289	$2.338	$2.434	$2.466	$2.107	$1.854	$2.021	$1.820	$1.368	$2.333
Accumulation Unit Value at end of period	$2.770	$2.289	$2.338	$2.434	$2.466	$2.107	$1.854	$2.021	$1.820	$1.368
Number of Accumulation Units outstanding at end of period (in thousands)	440	534	580	752	974	1,119	1,284	1,550	1,778	1,980
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.373	$16.898	$17.777	$18.203	$15.713	$13.973	$15.393	$14.012	$10.644	$—
Accumulation Unit Value at end of period	$19.603	$16.373	$16.898	$17.777	$18.203	$15.713	$13.973	$15.393	$14.012	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	3	3	4	1	2	6	6	4	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.455	$2.200	$2.330	$2.269	$1.790	$1.640	$1.781	$1.587	$1.239	$1.762
Accumulation Unit Value at end of period	$2.775	$2.455	$2.200	$2.330	$2.269	$1.790	$1.640	$1.781	$1.587	$1.239
Number of Accumulation Units outstanding at end of period (in thousands)	688	778	828	960	1,214	1,514	1,901	2,439	2,977	3,499
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.662	$16.902	$18.093	$17.799	$14.196	$13.144	$14.424	$12.986	$10.245	$—
Accumulation Unit Value at end of period	$20.875	$18.662	$16.902	$18.093	$17.799	$14.196	$13.144	$14.424	$12.986	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	9	7	8	13	13	8	2	—

APP II-9

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.930	$14.056	$14.119	$13.286	$9.858	$10.015	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.784	$13.930	$14.056	$14.119	$13.286	$9.858	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	14	15	11	19	8	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.241	$13.501	$13.705	$13.033	$9.772	$9.998	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.787	$13.241	$13.501	$13.705	$13.033	$9.772	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	—	—	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.937	$20.808	$22.390	$22.237	$16.445	$14.679	$15.033	$11.890	$9.966	$14.750
Accumulation Unit Value at end of period	$25.733	$22.937	$20.808	$22.390	$22.237	$16.445	$14.679	$15.033	$11.890	$9.966
Number of Accumulation Units outstanding at end of period (in thousands)	42	49	58	77	90	117	144	169	168	187
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.120	$20.279	$22.051	$22.132	$16.540	$14.920	$15.440	$12.341	$10.453	$—
Accumulation Unit Value at end of period	$24.558	$22.120	$20.279	$22.051	$22.132	$16.540	$14.920	$15.440	$12.341	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	—	—	6	10	8	—	—
Invesco V.I. Value Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.697	$1.458	$1.654	$1.577	$1.199	$1.035	$1.086	$1.028	$0.706	$1.489
Accumulation Unit Value at end of period	$1.960	$1.697	$1.458	$1.654	$1.577	$1.199	$1.035	$1.086	$1.028	$0.706
Number of Accumulation Units outstanding at end of period (in thousands)	464	546	619	718	969	1,185	1,518	1,938	2,494	2,932
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.738	$19.740	$22.636	$21.812	$16.753	$14.623	$15.496	$14.830	$10.294	$—
Accumulation Unit Value at end of period	$25.992	$22.738	$19.740	$22.636	$21.812	$16.753	$14.623	$15.496	$14.830	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	2	2	1	—

APP II-10

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Core Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.140	$10.168	$10.549	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.678	$11.140	$10.168	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	23	25	21	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.918	$10.071	$10.532	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.265	$10.918	$10.071	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	6	—	—	—	—	—	—	—
MFS Global Equity Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.236	$22.006	$22.693	$22.210	$17.666	$14.561	$15.473	$14.000	$10.784	$16.554
Accumulation Unit Value at end of period	$28.357	$23.236	$22.006	$22.693	$22.210	$17.666	$14.561	$15.473	$14.000	$10.784
Number of Accumulation Units outstanding at end of period (in thousands)	11	13	15	16	24	24	34	34	42	53
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.970	$20.070	$20.915	$20.686	$16.627	$13.849	$14.872	$13.598	$10.585	$—
Accumulation Unit Value at end of period	$25.325	$20.970	$20.070	$20.915	$20.686	$16.627	$13.849	$14.872	$13.598	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	7	7	—	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.530	$16.404	$15.505	$14.469	$10.748	$9.309	$9.494	$8.369	$6.180	$10.039
Accumulation Unit Value at end of period	$21.366	$16.530	$16.404	$15.505	$14.469	$10.748	$9.309	$9.494	$8.369	$6.180
Number of Accumulation Units outstanding at end of period (in thousands)	63	72	85	113	127	99	121	143	182	167
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.832	$24.903	$23.787	$22.431	$16.839	$14.738	$15.191	$13.531	$10.097	$—
Accumulation Unit Value at end of period	$31.762	$24.832	$24.903	$23.787	$22.431	$16.839	$14.738	$15.191	$13.531	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	6	6	6	4	4	—	—	—	—

APP II-11

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS High Yield Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.183	$9.988	$10.602	$10.484	$10.142	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.736	$11.183	$9.988	$10.602	$10.484	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	134	154	179	235	289	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.778	$9.728	$10.435	$10.427	$10.127	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.193	$10.778	$9.728	$10.435	$10.427	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	7	8	14	—	—	—	—	—
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.914	$14.899	$15.114	$13.842	$10.657	$9.090	$9.448	$8.645	$6.926	$10.522
Accumulation Unit Value at end of period	$19.308	$15.914	$14.899	$15.114	$13.842	$10.657	$9.090	$9.448	$8.645	$6.926
Number of Accumulation Units outstanding at end of period (in thousands)	124	154	172	227	333	470	627	725	877	1,008
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.587	$20.424	$20.938	$19.378	$15.076	$12.995	$13.649	$12.622	$10.218	$—
Accumulation Unit Value at end of period	$25.918	$21.587	$20.424	$20.938	$19.378	$15.076	$12.995	$13.649	$12.622	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	4	6	8	6	1	—
MFS Massachusetts Investors Growth Stock Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.571	$10.132	$10.389	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.354	$10.571	$10.132	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	15	17	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.361	$10.035	$10.373	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.951	$10.361	$10.035	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	11	—	—	—	—	—	—	—

APP II-12

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Mid Cap Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$8.961	$8.684	$8.439	$7.881	$5.818	$5.076	$5.490	$4.305	$3.087	$6.479
Accumulation Unit Value at end of period	$11.194	$8.961	$8.684	$8.439	$7.881	$5.818	$5.076	$5.490	$4.305	$3.087
Number of Accumulation Units outstanding at end of period (in thousands)	83	114	137	154	180	236	272	335	341	374
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.204	$26.640	$26.162	$24.690	$18.418	$16.240	$17.751	$14.066	$10.192	$—
Accumulation Unit Value at end of period	$33.628	$27.204	$26.640	$26.162	$24.690	$18.418	$16.240	$17.751	$14.066	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	5	4	5	3	3	2	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.692	$23.020	$23.852	$26.147	$18.783	$15.752	$17.847	$13.308	$8.291	$13.893
Accumulation Unit Value at end of period	$30.763	$24.692	$23.020	$23.852	$26.147	$18.783	$15.752	$17.847	$13.308	$8.291
Number of Accumulation Units outstanding at end of period (in thousands)	54	68	75	100	143	197	262	324	388	484
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.132	$28.387	$29.725	$32.928	$23.904	$20.258	$23.195	$17.478	$11.004	$—
Accumulation Unit Value at end of period	$37.147	$30.132	$28.387	$29.725	$32.928	$23.904	$20.258	$23.195	$17.478	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	4	6	5	6	4	—	—
MFS Research International Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.316	$9.538	$10.510	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.757	$9.316	$9.538	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	43	62	65	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.131	$9.447	$10.493	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.402	$9.131	$9.447	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-13

MFS Research Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.926	$18.630	$18.789	$17.333	$13.321	$11.548	$11.793	$10.345	$8.056	$12.815
Accumulation Unit Value at end of period	$24.181	$19.926	$18.630	$18.789	$17.333	$13.321	$11.548	$11.793	$10.345	$8.056
Number of Accumulation Units outstanding at end of period (in thousands)	19	21	21	32	38	21	25	24	19	13
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.260	$21.976	$22.398	$20.880	$16.216	$14.206	$14.661	$12.996	$10.228	$—
Accumulation Unit Value at end of period	$27.931	$23.260	$21.976	$22.398	$20.880	$16.216	$14.206	$14.661	$12.996	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	—	—	—	—	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.770	$13.431	$13.696	$13.154	$13.513	$12.797	$12.188	$11.530	$10.091	$10.507
Accumulation Unit Value at end of period	$14.148	$13.770	$13.431	$13.696	$13.154	$13.513	$12.797	$12.188	$11.530	$10.091
Number of Accumulation Units outstanding at end of period (in thousands)	206	198	241	337	402	332	400	371	369	231
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.902	$12.716	$13.104	$12.719	$13.204	$12.636	$12.161	$11.626	$10.283	$—
Accumulation Unit Value at end of period	$13.118	$12.902	$12.716	$13.104	$12.719	$13.204	$12.636	$12.161	$11.626	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	5	2	6	9	7	7	1	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.127	$18.756	$19.139	$17.933	$15.315	$13.994	$13.980	$12.928	$11.136	$14.539
Accumulation Unit Value at end of period	$22.233	$20.127	$18.756	$19.139	$17.933	$15.315	$13.994	$13.980	$12.928	$11.136
Number of Accumulation Units outstanding at end of period (in thousands)	388	437	498	632	846	1,106	1,336	1,541	1,773	2,097
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.108	$16.111	$16.614	$15.731	$13.576	$12.536	$12.655	$11.827	$10.295	$—
Accumulation Unit Value at end of period	$18.701	$17.108	$16.111	$16.614	$15.731	$13.576	$12.536	$12.655	$11.827	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	21	22	24	31	24	26	17	6	—

APP II-14

MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.727	$25.598	$26.217	$24.118	$18.044	$15.778	$16.090	$14.666	$12.150	$18.322
Accumulation Unit Value at end of period	$33.245	$28.727	$25.598	$26.217	$24.118	$18.044	$15.778	$16.090	$14.666	$12.150
Number of Accumulation Units outstanding at end of period (in thousands)	54	70	77	103	142	175	222	239	226	240
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.561	$20.316	$21.027	$19.548	$14.779	$13.060	$13.458	$12.396	$10.378	$—
Accumulation Unit Value at end of period	$25.837	$22.561	$20.316	$21.027	$19.548	$14.779	$13.060	$13.458	$12.396	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	7	7	5	4	3	1	—	—
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.718	$15.292	$19.294	$21.342	$21.857	$19.595	$23.623	$20.382	$11.955	$25.652
Accumulation Unit Value at end of period	$24.514	$17.718	$15.292	$19.294	$21.342	$21.857	$19.595	$23.623	$20.382	$11.955
Number of Accumulation Units outstanding at end of period (in thousands)	38	47	54	64	96	123	132	144	181	143
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.172	$12.360	$15.760	$17.616	$18.232	$16.517	$20.124	$17.545	$10.400	$—
Accumulation Unit Value at end of period	$19.402	$14.172	$12.360	$15.760	$17.616	$18.232	$16.517	$20.124	$17.545	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	1	—	—	—	4	5	4	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.702	$12.998	$14.131	$16.166	$13.365	$11.492	$13.074	$12.260	$9.095	$15.509
Accumulation Unit Value at end of period	$15.728	$13.702	$12.998	$14.131	$16.166	$13.365	$11.492	$13.074	$12.260	$9.095
Number of Accumulation Units outstanding at end of period (in thousands)	219	251	282	320	398	543	659	726	891	1,049
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.821	$14.207	$15.610	$18.046	$15.077	$13.100	$15.061	$14.273	$10.700	$—
Accumulation Unit Value at end of period	$16.835	$14.821	$14.207	$15.610	$18.046	$15.077	$13.100	$15.061	$14.273	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	12	11	15	25	24	16	3	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.218	$15.041	$16.352	$17.106	$13.293	$11.163	$12.199	$11.548	$8.955	$15.785
Accumulation Unit Value at end of period	$18.904	$16.218	$15.041	$16.352	$17.106	$13.293	$11.163	$12.199	$11.548	$8.955
Number of Accumulation Units outstanding at end of period (in thousands)	244	252	288	348	427	539	683	822	1,027	1,194
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.686	$16.576	$18.211	$19.252	$15.119	$12.829	$14.169	$13.555	$10.622	$—
Accumulation Unit Value at end of period	$20.400	$17.686	$16.576	$18.211	$19.252	$15.119	$12.829	$14.169	$13.555	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	18	20	22	28	22	26	15	—	—

APP II-15

Series III

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.678	$18.303	$18.369	$17.736	$14.592	$12.781	$12.840	$11.614	$9.533	$13.763
Accumulation Unit Value at end of period	$22.475	$19.678	$18.303	$18.369	$17.736	$14.592	$12.781	$12.840	$11.614	$9.533
Number of Accumulation Units outstanding at end of period (in thousands)	197	228	288	353	423	627	795	1,076	1,484	1,769
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.500	$18.329	$18.589	$18.139	$15.081	$13.348	$13.551	$12.387	$10.274	$—
Accumulation Unit Value at end of period	$22.039	$19.500	$18.329	$18.589	$18.139	$15.081	$13.348	$13.551	$12.387	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	3	3	3	—	—
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.863	$1.597	$1.674	$1.477	$1.130	$1.010	$1.037	$0.940	$0.747	$1.198
Accumulation Unit Value at end of period	$2.142	$1.863	$1.597	$1.674	$1.477	$1.130	$1.010	$1.037	$0.940	$0.747
Number of Accumulation Units outstanding at end of period (in thousands)	1,307	1,413	1,816	2,350	2,726	4,414	5,816	7,829	9,932	12,335
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.741	$20.569	$21.791	$19.426	$15.021	$13.564	$14.076	$12.887	$10.356	$—
Accumulation Unit Value at end of period	$27.020	$23.741	$20.569	$21.791	$19.426	$15.021	$13.564	$14.076	$12.887	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	—	—	—	—	—	—	—
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.361	$15.185	$15.411	$14.896	$15.494	$14.963	$14.351	$13.720	$12.400	$13.920
Accumulation Unit Value at end of period	$15.647	$15.361	$15.185	$15.411	$14.896	$15.494	$14.963	$14.351	$13.720	$12.400
Number of Accumulation Units outstanding at end of period (in thousands)	203	245	305	380	473	502	645	883	1,152	1,266
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.787	$11.775	$12.077	$11.797	$12.399	$12.101	$11.729	$11.332	$10.349	$—
Accumulation Unit Value at end of period	$11.882	$11.787	$11.775	$12.077	$11.797	$12.399	$12.101	$11.729	$11.332	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.067	$11.956	$12.683	$12.730	$13.297	$12.743	$12.405	$11.996	$11.129	$10.944
Accumulation Unit Value at end of period	$12.671	$12.067	$11.956	$12.683	$12.730	$13.297	$12.743	$12.405	$11.996	$11.129
Number of Accumulation Units outstanding at end of period (in thousands)	31	31	36	61	72	101	126	173	216	220
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.648	$10.660	$11.428	$11.591	$12.236	$11.850	$11.657	$11.392	$10.251	$—
Accumulation Unit Value at end of period	$11.063	$10.648	$10.660	$11.428	$11.591	$12.236	$11.850	$11.657	$11.392	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-16

American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.510	$13.756	$14.189	$13.669	$11.352	$9.827	$10.511	$9.568	$6.969	$12.055
Accumulation Unit Value at end of period	$17.975	$14.510	$13.756	$14.189	$13.669	$11.352	$9.827	$10.511	$9.568	$6.969
Number of Accumulation Units outstanding at end of period (in thousands)	62	77	83	83	81	106	153	187	242	252
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.200	$19.352	$20.172	$19.637	$16.481	$14.417	$15.583	$14.336	$10.552	$—
Accumulation Unit Value at end of period	$24.762	$20.200	$19.352	$20.172	$19.637	$16.481	$14.417	$15.583	$14.336	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	—	—	—	—	—
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.278	$23.542	$22.404	$22.284	$17.555	$14.576	$16.280	$14.826	$10.602	$17.513
Accumulation Unit Value at end of period	$30.072	$23.278	$23.542	$22.404	$22.284	$17.555	$14.576	$16.280	$14.826	$10.602
Number of Accumulation Units outstanding at end of period (in thousands)	39	57	66	73	90	136	183	231	303	327
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.412	$21.884	$21.046	$21.154	$16.841	$14.131	$15.950	$14.678	$9.571	$—
Accumulation Unit Value at end of period	$27.374	$21.412	$21.884	$21.046	$21.154	$16.841	$14.131	$15.950	$14.678	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.877	$24.796	$25.167	$25.079	$19.895	$17.132	$21.563	$17.925	$11.309	$24.763
Accumulation Unit Value at end of period	$30.775	$24.877	$24.796	$25.167	$25.079	$19.895	$17.132	$21.563	$17.925	$11.309
Number of Accumulation Units outstanding at end of period (in thousands)	22	26	29	36	42	40	69	96	129	150
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.407	$21.562	$22.116	$22.271	$17.854	$15.537	$19.762	$16.601	$9.847	$—
Accumulation Unit Value at end of period	$26.206	$21.407	$21.562	$22.116	$22.271	$17.854	$15.537	$19.762	$16.601	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	—	—	—	—	—	—	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.008	$21.385	$20.366	$19.100	$14.940	$12.896	$13.711	$11.756	$8.582	$15.587
Accumulation Unit Value at end of period	$29.006	$23.008	$21.385	$20.366	$19.100	$14.940	$12.896	$13.711	$11.756	$8.582
Number of Accumulation Units outstanding at end of period (in thousands)	357	436	524	646	784	1,081	1,372	1,922	2,711	3,224
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.447	$23.902	$23.003	$21.801	$17.233	$15.032	$16.150	$13.994	$9.444	$—
Accumulation Unit Value at end of period	$31.746	$25.447	$23.902	$23.003	$21.801	$17.233	$15.032	$16.150	$13.994	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	5	5	—	—	—	—	—

APP II-17

American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.146	$19.296	$19.355	$17.804	$13.571	$11.756	$12.186	$11.130	$8.630	$14.131
Accumulation Unit Value at end of period	$25.430	$21.146	$19.296	$19.355	$17.804	$13.571	$11.756	$12.186	$11.130	$8.630
Number of Accumulation Units outstanding at end of period (in thousands)	345	423	554	716	867	1,168	1,503	2,007	2,898	3,344
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.130	$21.329	$21.621	$20.097	$15.481	$13.552	$14.197	$13.102	$9.278	$—
Accumulation Unit Value at end of period	$27.526	$23.130	$21.329	$21.621	$20.097	$15.481	$13.552	$14.197	$13.102	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	10	9	10	—	—	—	—	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.065	$16.774	$17.880	$18.691	$15.638	$13.497	$15.965	$15.151	$10.776	$18.949
Accumulation Unit Value at end of period	$22.160	$17.065	$16.774	$17.880	$18.691	$15.638	$13.497	$15.965	$15.151	$10.776
Number of Accumulation Units outstanding at end of period (in thousands)	48	58	73	91	109	133	188	237	411	506
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.662	$15.558	$16.758	$17.704	$14.968	$13.055	$15.606	$14.966	$9.372	$—
Accumulation Unit Value at end of period	$20.126	$15.662	$15.558	$16.758	$17.704	$14.968	$13.055	$15.606	$14.966	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.812	$24.955	$26.220	$28.963	$26.463	$22.857	$27.031	$23.337	$15.869	$28.026
Accumulation Unit Value at end of period	$32.832	$25.812	$24.955	$26.220	$28.963	$26.463	$22.857	$27.031	$23.337	$15.869
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	21	27	36	49	67	104	165	176
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.677	$15.317	$16.263	$18.154	$16.763	$14.631	$17.486	$15.255	$10.483	$—
Accumulation Unit Value at end of period	$19.733	$15.677	$15.317	$16.263	$18.154	$16.763	$14.631	$17.486	$15.255	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Fidelity VIP Dynamic Capital Appreciation Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.331	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.885	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-18

Franklin Flex Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.927	$16.690	$16.275	$15.609	$11.554	$10.761	$11.503	$10.075	$7.711	$12.131
Accumulation Unit Value at end of period	$19.868	$15.927	$16.690	$16.275	$15.609	$11.554	$10.761	$11.503	$10.075	$7.711
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	14	15	16	32	79	67	80	81
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.057	$20.181	$19.886	$19.274	$14.417	$13.569	$14.659	$12.974	$10.034	$—
Accumulation Unit Value at end of period	$23.523	$19.057	$20.181	$19.886	$19.274	$14.417	$13.569	$14.659	$12.974	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.129	$18.857	$20.647	$20.084	$17.938	$16.204	$16.106	$14.547	$10.918	$15.795
Accumulation Unit Value at end of period	$22.771	$21.129	$18.857	$20.647	$20.084	$17.938	$16.204	$16.106	$14.547	$10.918
Number of Accumulation Units outstanding at end of period (in thousands)	224	296	355	432	523	719	920	1,200	1,620	1,946
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.021	$17.155	$18.982	$18.659	$16.841	$15.374	$15.443	$14.095	$10.690	$—
Accumulation Unit Value at end of period	$20.285	$19.021	$17.155	$18.982	$18.659	$16.841	$15.374	$15.443	$14.095	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	1	1	1	1	—	—	—	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.776	$28.281	$27.226	$21.711	$19.490	$20.440	$18.579	$15.332	$21.808	$19.842
Accumulation Unit Value at end of period	$29.515	$26.776	$28.281	$27.226	$21.711	$19.490	$20.440	$18.579	$15.332	$21.808
Number of Accumulation Units outstanding at end of period (in thousands)	50	61	68	81	104	138	173	223	233	345
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.464	$17.573	$17.096	$13.777	$12.498	$13.245	$12.166	$10.146	$—	$—
Accumulation Unit Value at end of period	$17.958	$16.464	$17.573	$17.096	$13.777	$12.498	$13.245	$12.166	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	—	—	—	—	—

APP II-19

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Large Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.616	$17.218	$16.589	$15.012	$11.876	$10.755	$11.112	$10.134	$7.949	$12.356
Accumulation Unit Value at end of period	$20.918	$16.616	$17.218	$16.589	$15.012	$11.876	$10.755	$11.112	$10.134	$7.949
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	20	21	18	24	33	50	69	86
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.501	$20.421	$19.883	$18.182	$14.536	$13.303	$13.890	$12.801	$10.147	$—
Accumulation Unit Value at end of period	$24.293	$19.501	$20.421	$19.883	$18.182	$14.536	$13.303	$13.890	$12.801	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.515	$26.776	$28.281	$27.226	$21.711	$19.490	$20.440	$18.579	$15.332	$21.808
Accumulation Unit Value at end of period	$31.497	$29.515	$26.776	$28.281	$27.226	$21.711	$19.490	$20.440	$18.579	$15.332
Number of Accumulation Units outstanding at end of period (in thousands)	46	50	61	68	81	104	138	173	223	233
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.958	$16.464	$17.573	$17.096	$13.777	$12.498	$13.245	$12.166	$10.146	$—
Accumulation Unit Value at end of period	$18.964	$17.958	$16.464	$17.573	$17.096	$13.777	$12.498	$13.245	$12.166	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	—	—	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.460	$19.694	$21.083	$20.028	$15.891	$14.155	$14.557	$13.322	$10.756	$17.405
Accumulation Unit Value at end of period	$23.913	$22.460	$19.694	$21.083	$20.028	$15.891	$14.155	$14.557	$13.322	$10.756
Number of Accumulation Units outstanding at end of period (in thousands)	191	223	277	326	409	523	700	988	1,344	1,704
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.821	$17.564	$19.000	$18.241	$14.625	$13.165	$13.682	$12.654	$10.324	$—
Accumulation Unit Value at end of period	$20.883	$19.821	$17.564	$19.000	$18.241	$14.625	$13.165	$13.682	$12.654	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	—	—	—	—	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.292	$21.303	$22.500	$21.060	$16.526	$15.020	$14.421	$12.164	$10.549	$14.726
Accumulation Unit Value at end of period	$28.778	$24.292	$21.303	$22.500	$21.060	$16.526	$15.020	$14.421	$12.164	$10.549
Number of Accumulation Units outstanding at end of period (in thousands)	57	72	83	97	136	175	232	244	298	373
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.014	$19.509	$20.823	$19.696	$15.618	$14.346	$13.918	$11.864	$10.398	$—
Accumulation Unit Value at end of period	$25.807	$22.014	$19.509	$20.823	$19.696	$15.618	$14.346	$13.918	$11.864	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	—	—	—	—	—

APP II-20

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.486	$12.887	$14.161	$14.329	$10.703	$9.200	$9.729	$7.721	$6.084	$9.243
Accumulation Unit Value at end of period	$17.926	$16.486	$12.887	$14.161	$14.329	$10.703	$9.200	$9.729	$7.721	$6.084
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	6	11	19	25	30	40	26	48
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.480	$20.917	$23.227	$23.752	$17.929	$15.574	$16.642	$13.347	$10.628	$—
Accumulation Unit Value at end of period	$28.492	$26.480	$20.917	$23.227	$23.752	$17.929	$15.574	$16.642	$13.347	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.704	$20.226	$21.145	$20.022	$14.748	$13.539	$14.478	$11.544	$8.183	$14.481
Accumulation Unit Value at end of period	$24.698	$20.704	$20.226	$21.145	$20.022	$14.748	$13.539	$14.478	$11.544	$8.183
Number of Accumulation Units outstanding at end of period (in thousands)	51	59	69	85	117	173	222	278	385	428
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.380	$23.082	$24.385	$23.334	$17.369	$16.114	$17.413	$14.031	$10.050	$—
Accumulation Unit Value at end of period	$27.600	$23.380	$23.082	$24.385	$23.334	$17.369	$16.114	$17.413	$14.031	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	2	2	—	—	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.700	$20.399	$21.539	$21.464	$21.100	$18.982	$18.795	$17.199	$13.878	$15.874
Accumulation Unit Value at end of period	$22.333	$21.700	$20.399	$21.539	$21.464	$21.100	$18.982	$18.795	$17.199	$13.878
Number of Accumulation Units outstanding at end of period (in thousands)	43	54	74	98	132	200	271	324	447	521
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.079	$14.325	$15.285	$15.393	$15.291	$13.901	$13.910	$12.863	$10.489	$—
Accumulation Unit Value at end of period	$15.358	$15.079	$14.325	$15.285	$15.393	$15.291	$13.901	$13.910	$12.863	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.007	$1.015	$1.031	$1.048	$1.067	$1.086	$1.105	$1.124	$1.143	$1.139
Accumulation Unit Value at end of period	$0.999	$1.007	$1.015	$1.031	$1.048	$1.067	$1.086	$1.105	$1.124	$1.143
Number of Accumulation Units outstanding at end of period (in thousands)	422	793	1,028	1,746	2,258	3,534	3,913	4,533	7,923	12,288
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.076	$8.226	$8.449	$8.680	$8.927	$9.180	$9.441	$9.709	$9.978	$—
Accumulation Unit Value at end of period	$7.933	$8.076	$8.226	$8.449	$8.680	$8.927	$9.180	$9.441	$9.709	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-21

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.634	$15.558	$15.077	$14.149	$10.275	$9.194	$10.722	$—	$—	$—
Accumulation Unit Value at end of period	$19.564	$15.634	$15.558	$15.077	$14.149	$10.275	$9.194	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	38	48	57	61	69	110	51	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.712	$14.794	$14.489	$13.741	$10.083	$9.118	$10.707	$—	$—	$—
Accumulation Unit Value at end of period	$18.218	$14.712	$14.794	$14.489	$13.741	$10.083	$9.118	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.347	$16.010	$17.290	$16.270	$12.810	$11.447	$11.656	$10.828	$8.588	$12.511
Accumulation Unit Value at end of period	$19.292	$17.347	$16.010	$17.290	$16.270	$12.810	$11.447	$11.656	$10.828	$8.588
Number of Accumulation Units outstanding at end of period (in thousands)	27	31	37	45	58	93	117	139	195	264
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.891	$17.619	$19.229	$18.285	$14.549	$13.138	$13.519	$12.691	$10.172	$—
Accumulation Unit Value at end of period	$20.789	$18.891	$17.619	$19.229	$18.285	$14.549	$13.138	$13.519	$12.691	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.404	$9.561	$9.729	$9.899	$9.979	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.293	$9.404	$9.561	$9.729	$9.899	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	6	10	12	12	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.056	$9.305	$9.568	$9.838	$9.965	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$8.856	$9.056	$9.305	$9.568	$9.838	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.317	$1.324	$1.343	$1.312	$1.372	$1.362	$1.285	$1.240	$1.262	$1.144
Accumulation Unit Value at end of period	$1.320	$1.317	$1.324	$1.343	$1.312	$1.372	$1.362	$1.285	$1.240	$1.262
Number of Accumulation Units outstanding at end of period (in thousands)	778	969	1,149	1,503	1,691	2,798	3,368	4,263	6,430	9,493
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.909	$10.067	$10.317	$10.189	$10.760	$10.799	$10.291	$10.041	$10.327	$—
Accumulation Unit Value at end of period	$9.824	$9.909	$10.067	$10.317	$10.189	$10.760	$10.799	$10.291	$10.041	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	21	21	21	19	—	—	—	—	—

APP II-22

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.254	$2.305	$2.402	$2.436	$2.083	$1.835	$2.002	$1.805	$1.358	$2.319
Accumulation Unit Value at end of period	$2.725	$2.254	$2.305	$2.402	$2.436	$2.083	$1.835	$2.002	$1.805	$1.358
Number of Accumulation Units outstanding at end of period (in thousands)	105	157	175	180	205	277	379	490	667	699
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.241	$16.778	$17.669	$18.111	$15.649	$13.930	$15.361	$13.997	$10.643	$—
Accumulation Unit Value at end of period	$19.426	$16.241	$16.778	$17.669	$18.111	$15.649	$13.930	$15.361	$13.997	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	5	5	—	—	—	—	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.417	$2.169	$2.300	$2.241	$1.770	$1.624	$1.765	$1.574	$1.230	$1.751
Accumulation Unit Value at end of period	$2.730	$2.417	$2.169	$2.300	$2.241	$1.770	$1.624	$1.765	$1.574	$1.230
Number of Accumulation Units outstanding at end of period (in thousands)	527	624	699	770	911	1,206	1,682	2,349	3,283	4,006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.511	$16.782	$17.984	$17.709	$14.138	$13.103	$14.394	$12.972	$10.244	$—
Accumulation Unit Value at end of period	$20.686	$18.511	$16.782	$17.984	$17.709	$14.138	$13.103	$14.394	$12.972	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.863	$14.002	$14.079	$13.262	$9.850	$10.013	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.686	$13.863	$14.002	$14.079	$13.262	$9.850	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.177	$13.449	$13.666	$13.009	$9.764	$9.996	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.695	$13.177	$13.449	$13.666	$13.009	$9.764	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-23

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.636	$20.556	$22.140	$22.012	$16.295	$14.559	$14.925	$11.816	$9.914	$14.688
Accumulation Unit Value at end of period	$25.370	$22.636	$20.556	$22.140	$22.012	$16.295	$14.559	$14.925	$11.816	$9.914
Number of Accumulation Units outstanding at end of period (in thousands)	13	14	16	19	22	31	43	41	46	52
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.942	$20.136	$21.917	$22.020	$16.473	$14.874	$15.408	$12.327	$10.452	$—
Accumulation Unit Value at end of period	$24.336	$21.942	$20.136	$21.917	$22.020	$16.473	$14.874	$15.408	$12.327	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	5	4	—	—	—	—	—
Invesco V.I. Value Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.671	$1.437	$1.632	$1.558	$1.185	$1.025	$1.076	$1.020	$0.701	$1.479
Accumulation Unit Value at end of period	$1.928	$1.671	$1.437	$1.632	$1.558	$1.185	$1.025	$1.076	$1.020	$0.701
Number of Accumulation Units outstanding at end of period (in thousands)	599	735	832	918	1,077	1,418	1,855	2,490	3,240	4,011
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.554	$19.601	$22.499	$21.701	$16.685	$14.577	$15.463	$14.813	$10.293	$—
Accumulation Unit Value at end of period	$25.756	$22.554	$19.601	$22.499	$21.701	$16.685	$14.577	$15.463	$14.813	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Global Equity Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.905	$21.714	$22.415	$21.960	$17.484	$14.426	$15.344	$13.897	$10.715	$16.466
Accumulation Unit Value at end of period	$27.926	$22.905	$21.714	$22.415	$21.960	$17.484	$14.426	$15.344	$13.897	$10.715
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	7	9	16	12	13	15	24	26
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.801	$19.928	$20.788	$20.581	$16.559	$13.807	$14.841	$13.583	$10.584	$—
Accumulation Unit Value at end of period	$25.096	$20.801	$19.928	$20.788	$20.581	$16.559	$13.807	$14.841	$13.583	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.294	$16.186	$15.315	$14.305	$10.638	$9.222	$9.415	$8.307	$6.141	$9.985
Accumulation Unit Value at end of period	$21.040	$16.294	$16.186	$15.315	$14.305	$10.638	$9.222	$9.415	$8.307	$6.141
Number of Accumulation Units outstanding at end of period (in thousands)	25	36	39	36	51	50	67	77	117	125
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.632	$24.727	$23.642	$22.317	$16.771	$14.692	$15.159	$13.516	$10.096	$—
Accumulation Unit Value at end of period	$31.475	$24.632	$24.727	$23.642	$22.317	$16.771	$14.692	$15.159	$13.516	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	1	1	—	—	—	—	—

APP II-24

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS High Yield Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.144	$9.963	$10.585	$10.478	$10.140	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.683	$11.144	$9.963	$10.585	$10.478	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	83	97	100	136	171	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.740	$9.704	$10.419	$10.422	$10.126	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.142	$10.740	$9.704	$10.419	$10.422	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	—	—	—	—	—
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.687	$14.702	$14.929	$13.686	$10.547	$9.006	$9.369	$8.582	$6.882	$10.466
Accumulation Unit Value at end of period	$19.014	$15.687	$14.702	$14.929	$13.686	$10.547	$9.006	$9.369	$8.582	$6.882
Number of Accumulation Units outstanding at end of period (in thousands)	27	31	37	53	71	124	155	195	235	332
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.413	$20.280	$20.810	$19.279	$15.014	$12.955	$13.620	$12.608	$10.217	$—
Accumulation Unit Value at end of period	$25.683	$21.413	$20.280	$20.810	$19.279	$15.014	$12.955	$13.620	$12.608	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	8	8	8	—	—	—	—	—
MFS Massachusetts Investors Growth Stock Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.551	$10.122	$10.388	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.315	$10.551	$10.122	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	17	23	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.341	$10.025	$10.371	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.914	$10.341	$10.025	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Mid Cap Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$8.823	$8.559	$8.326	$7.783	$5.751	$5.023	$5.438	$4.269	$3.064	$6.437
Accumulation Unit Value at end of period	$11.011	$8.823	$8.559	$8.326	$7.783	$5.751	$5.023	$5.438	$4.269	$3.064
Number of Accumulation Units outstanding at end of period (in thousands)	47	55	72	96	110	137	188	272	384	445
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.984	$26.452	$26.003	$24.565	$18.343	$16.189	$17.714	$14.050	$10.191	$—
Accumulation Unit Value at end of period	$33.323	$26.984	$26.452	$26.003	$24.565	$18.343	$16.189	$17.714	$14.050	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-25

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.341	$22.714	$23.560	$25.852	$18.590	$15.606	$17.699	$13.210	$8.238	$13.819
Accumulation Unit Value at end of period	$30.294	$24.341	$22.714	$23.560	$25.852	$18.590	$15.606	$17.699	$13.210	$8.238
Number of Accumulation Units outstanding at end of period (in thousands)	17	21	24	29	35	48	70	78	92	124
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.889	$28.186	$29.544	$32.761	$23.806	$20.196	$23.146	$17.459	$11.003	$—
Accumulation Unit Value at end of period	$36.811	$29.889	$28.186	$29.544	$32.761	$23.806	$20.196	$23.146	$17.459	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—
MFS Research International Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.299	$9.530	$10.508	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.722	$9.299	$9.530	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	9	10	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.113	$9.438	$10.492	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.369	$9.113	$9.438	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	7	—	—	—	—	—	—	—
MFS Research Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.692	$18.429	$18.605	$17.181	$13.217	$11.469	$11.725	$10.295	$8.025	$12.779
Accumulation Unit Value at end of period	$23.872	$19.692	$18.429	$18.605	$17.181	$13.217	$11.469	$11.725	$10.295	$8.025
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	7	5	8	8	11	14	10
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.072	$21.821	$22.262	$20.774	$16.150	$14.162	$14.631	$12.982	$10.227	$—
Accumulation Unit Value at end of period	$27.678	$23.072	$21.821	$22.262	$20.774	$16.150	$14.162	$14.631	$12.982	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.608	$13.286	$13.562	$13.039	$13.408	$12.710	$12.117	$11.474	$10.052	$10.478
Accumulation Unit Value at end of period	$13.968	$13.608	$13.286	$13.562	$13.039	$13.408	$12.710	$12.117	$11.474	$10.052
Number of Accumulation Units outstanding at end of period (in thousands)	70	101	115	125	142	111	113	112	105	64
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.798	$12.626	$13.024	$12.654	$13.150	$12.597	$12.136	$11.613	$10.282	$—
Accumulation Unit Value at end of period	$12.999	$12.798	$12.626	$13.024	$12.654	$13.150	$12.597	$12.136	$11.613	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	8	8	8	8	—	—	—	—	—

APP II-26

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.841	$18.508	$18.904	$17.731	$15.157	$13.864	$13.863	$12.834	$11.065	$14.461
Accumulation Unit Value at end of period	$21.894	$19.841	$18.508	$18.904	$17.731	$15.157	$13.864	$13.863	$12.834	$11.065
Number of Accumulation Units outstanding at end of period (in thousands)	148	193	225	260	345	473	627	872	1,348	1,626
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.970	$15.997	$16.513	$15.651	$13.520	$12.497	$12.629	$11.814	$10.294	$—
Accumulation Unit Value at end of period	$18.531	$16.970	$15.997	$16.513	$15.651	$13.520	$12.497	$12.629	$11.814	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.337	$25.276	$25.913	$23.862	$17.870	$15.642	$15.967	$14.568	$12.081	$18.237
Accumulation Unit Value at end of period	$32.760	$28.337	$25.276	$25.913	$23.862	$17.870	$15.642	$15.967	$14.568	$12.081
Number of Accumulation Units outstanding at end of period (in thousands)	15	21	24	32	37	46	59	55	76	98
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.379	$20.173	$20.899	$19.449	$14.719	$13.019	$13.430	$12.383	$10.377	$—
Accumulation Unit Value at end of period	$25.603	$22.379	$20.173	$20.899	$19.449	$14.719	$13.019	$13.430	$12.383	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	5	6	—	—	—	—	—
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.466	$15.089	$19.058	$21.101	$21.633	$19.413	$23.427	$20.233	$11.879	$25.516
Accumulation Unit Value at end of period	$24.141	$17.466	$15.089	$19.058	$21.101	$21.633	$19.413	$23.427	$20.233	$11.879
Number of Accumulation Units outstanding at end of period (in thousands)	18	18	19	22	25	30	44	68	99	90
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.057	$12.273	$15.664	$17.527	$18.158	$16.466	$20.082	$17.526	$10.399	$—
Accumulation Unit Value at end of period	$19.227	$14.057	$12.273	$15.664	$17.527	$18.158	$16.466	$20.082	$17.526	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-27

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.507	$12.825	$13.958	$15.984	$13.227	$11.385	$12.965	$12.171	$9.038	$15.426
Accumulation Unit Value at end of period	$15.488	$13.507	$12.825	$13.958	$15.984	$13.227	$11.385	$12.965	$12.171	$9.038
Number of Accumulation Units outstanding at end of period (in thousands)	28	40	48	52	59	85	121	164	268	327
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.701	$14.107	$15.515	$17.954	$15.015	$13.060	$15.030	$14.258	$10.699	$—
Accumulation Unit Value at end of period	$16.682	$14.701	$14.107	$15.515	$17.954	$15.015	$13.060	$15.030	$14.258	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.987	$14.842	$16.151	$16.913	$13.156	$11.059	$12.098	$11.464	$8.899	$15.701
Accumulation Unit Value at end of period	$18.616	$15.987	$14.842	$16.151	$16.913	$13.156	$11.059	$12.098	$11.464	$8.899
Number of Accumulation Units outstanding at end of period (in thousands)	92	105	131	151	206	265	344	464	612	853
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.544	$16.459	$18.100	$19.154	$15.057	$12.790	$14.140	$13.540	$10.621	$—
Accumulation Unit Value at end of period	$20.216	$17.544	$16.459	$18.100	$19.154	$15.057	$12.790	$14.140	$13.540	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.825	$13.958	$15.984	$13.227	$11.385	$12.965	$12.171	$9.038	$15.426	$14.464
Accumulation Unit Value at end of period	$13.507	$12.825	$13.958	$15.984	$13.227	$11.385	$12.965	$12.171	$9.038	$15.426
Number of Accumulation Units outstanding at end of period (in thousands)	40	48	52	59	85	121	164	268	327	437
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.107	$15.515	$17.954	$15.015	$13.060	$15.030	$14.258	$10.699	$—	$—
(a) Inception date April 15, 2017.

APP II-28

Hartford Life and Annuity Insurance Company
Series II/IIR

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.962	$18.549	$18.597	$17.939	$14.744	$12.901	$12.947	$11.700	$9.593	$13.836
Accumulation Unit Value at end of period	$22.822	$19.962	$18.549	$18.597	$17.939	$14.744	$12.901	$12.947	$11.700	$9.593
Number of Accumulation Units outstanding at end of period (in thousands)	1,219	1,350	1,586	1,958	2,602	3,513	4,342	5,094	6,277	8,084
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.659	$18.459	$18.703	$18.231	$15.143	$13.389	$13.580	$12.400	$10.275	$—
Accumulation Unit Value at end of period	$22.241	$19.659	$18.459	$18.703	$18.231	$15.143	$13.389	$13.580	$12.400	$—
Number of Accumulation Units outstanding at end of period (in thousands)	78	75	77	80	82	66	59	51	24	—
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.892	$1.620	$1.697	$1.496	$1.143	$1.020	$1.047	$0.948	$0.753	$1.205
Accumulation Unit Value at end of period	$2.178	$1.892	$1.620	$1.697	$1.496	$1.143	$1.020	$1.047	$0.948	$0.753
Number of Accumulation Units outstanding at end of period (in thousands)	8,268	9,073	10,144	12,558	15,646	22,755	28,197	36,043	44,860	58,150
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.934	$20.715	$21.925	$19.525	$15.082	$13.606	$14.106	$12.901	$10.357	$—
Accumulation Unit Value at end of period	$27.267	$23.934	$20.715	$21.925	$19.525	$15.082	$13.606	$14.106	$12.901	$—
Number of Accumulation Units outstanding at end of period (in thousands)	42	59	57	70	50	36	55	23	6	—
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.582	$15.389	$15.602	$15.066	$15.655	$15.103	$14.472	$13.822	$12.478	$13.994
Accumulation Unit Value at end of period	$15.889	$15.582	$15.389	$15.602	$15.066	$15.655	$15.103	$14.472	$13.822	$12.478
Number of Accumulation Units outstanding at end of period (in thousands)	1,681	1,747	1,891	2,326	2,899	2,950	3,643	4,262	5,099	5,307
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.883	$11.859	$12.150	$11.857	$12.450	$12.139	$11.753	$11.344	$10.350	$—
Accumulation Unit Value at end of period	$11.990	$11.883	$11.859	$12.150	$11.857	$12.450	$12.139	$11.753	$11.344	$—
Number of Accumulation Units outstanding at end of period (in thousands)	68	70	70	92	65	97	97	76	47	—

APP II-29

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.192	$12.067	$12.788	$12.822	$13.381	$12.810	$12.458	$12.035	$11.154	$10.958
Accumulation Unit Value at end of period	$12.814	$12.192	$12.067	$12.788	$12.822	$13.381	$12.810	$12.458	$12.035	$11.154
Number of Accumulation Units outstanding at end of period (in thousands)	209	224	274	394	506	967	1,143	1,085	1,163	1,235
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.734	$10.736	$11.498	$11.651	$12.286	$11.886	$11.681	$11.404	$10.254	$—
Accumulation Unit Value at end of period	$11.164	$10.734	$10.736	$11.498	$11.651	$12.286	$11.886	$11.681	$11.404	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	10	16	22	11	16	14	4	—
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.667	$13.891	$14.314	$13.775	$11.429	$9.884	$10.561	$9.604	$6.988	$12.076
Accumulation Unit Value at end of period	$18.187	$14.667	$13.891	$14.314	$13.775	$11.429	$9.884	$10.561	$9.604	$6.988
Number of Accumulation Units outstanding at end of period (in thousands)	360	436	489	601	775	1,199	1,453	1,852	2,389	2,431
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.364	$19.490	$20.295	$19.738	$16.549	$14.462	$15.616	$14.352	$10.553	$—
Accumulation Unit Value at end of period	$24.988	$20.364	$19.490	$20.295	$19.738	$16.549	$14.462	$15.616	$14.352	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	7	7	6	7	6	7	2	6	—
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.614	$23.859	$22.682	$22.538	$17.737	$14.713	$16.417	$14.935	$10.670	$17.607
Accumulation Unit Value at end of period	$30.537	$23.614	$23.859	$22.682	$22.538	$17.737	$14.713	$16.417	$14.935	$10.670
Number of Accumulation Units outstanding at end of period (in thousands)	381	414	499	561	718	1,094	1,396	1,736	2,126	2,597
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.586	$22.040	$21.175	$21.262	$16.910	$14.174	$15.983	$14.694	$9.573	$—
Accumulation Unit Value at end of period	$27.624	$21.586	$22.040	$21.175	$21.262	$16.910	$14.174	$15.983	$14.694	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	10	12	11	10	12	17	15	3	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.236	$25.129	$25.479	$25.365	$20.102	$17.293	$21.743	$18.057	$11.381	$24.896
Accumulation Unit Value at end of period	$31.251	$25.236	$25.129	$25.479	$25.365	$20.102	$17.293	$21.743	$18.057	$11.381
Number of Accumulation Units outstanding at end of period (in thousands)	209	230	273	317	381	461	625	821	953	1,099
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.581	$21.716	$22.251	$22.385	$17.927	$15.585	$19.803	$16.620	$9.850	$—
Accumulation Unit Value at end of period	$26.445	$21.581	$21.716	$22.251	$22.385	$17.927	$15.585	$19.803	$16.620	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	11	18	12	11	14	7	3	—

APP II-30

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.341	$21.673	$20.619	$19.318	$15.096	$13.018	$13.826	$11.843	$8.636	$15.671
Accumulation Unit Value at end of period	$29.454	$23.341	$21.673	$20.619	$19.318	$15.096	$13.018	$13.826	$11.843	$8.636
Number of Accumulation Units outstanding at end of period (in thousands)	2,212	2,584	3,116	3,699	4,818	6,518	8,075	9,796	11,953	14,679
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.654	$24.072	$23.144	$21.913	$17.303	$15.079	$16.184	$14.010	$9.446	$—
Accumulation Unit Value at end of period	$32.036	$25.654	$24.072	$23.144	$21.913	$17.303	$15.079	$16.184	$14.010	$—
Number of Accumulation Units outstanding at end of period (in thousands)	127	164	172	195	204	161	180	139	39	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.452	$19.555	$19.596	$18.007	$13.713	$11.866	$12.289	$11.212	$8.685	$14.207
Accumulation Unit Value at end of period	$25.823	$21.452	$19.555	$19.596	$18.007	$13.713	$11.866	$12.289	$11.212	$8.685
Number of Accumulation Units outstanding at end of period (in thousands)	2,436	2,757	3,226	3,855	5,069	6,921	8,406	10,086	11,936	14,761
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.318	$21.481	$21.753	$20.200	$15.545	$13.594	$14.226	$13.117	$9.281	$—
Accumulation Unit Value at end of period	$27.777	$23.318	$21.481	$21.753	$20.200	$15.545	$13.594	$14.226	$13.117	$—
Number of Accumulation Units outstanding at end of period (in thousands)	121	156	163	207	229	186	165	105	33	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.312	$17.000	$18.102	$18.904	$15.800	$13.624	$16.099	$15.262	$10.845	$19.051
Accumulation Unit Value at end of period	$22.503	$17.312	$17.000	$18.102	$18.904	$15.800	$13.624	$16.099	$15.262	$10.845
Number of Accumulation Units outstanding at end of period (in thousands)	609	678	803	943	1,207	1,535	1,886	2,313	2,747	3,513
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.790	$15.668	$16.860	$17.794	$15.029	$13.095	$15.638	$14.982	$9.374	$—
Accumulation Unit Value at end of period	$20.310	$15.790	$15.668	$16.860	$17.794	$15.029	$13.095	$15.638	$14.982	$—
Number of Accumulation Units outstanding at end of period (in thousands)	36	39	52	53	46	60	63	32	22	—
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.184	$25.290	$26.546	$29.293	$26.738	$23.071	$27.257	$23.509	$15.970	$28.176
Accumulation Unit Value at end of period	$33.340	$26.184	$25.290	$26.546	$29.293	$26.738	$23.071	$27.257	$23.509	$15.970
Number of Accumulation Units outstanding at end of period (in thousands)	156	180	202	234	295	466	609	851	937	977
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.805	$15.426	$16.363	$18.247	$16.831	$14.676	$17.522	$15.272	$10.484	$—
Accumulation Unit Value at end of period	$19.913	$15.805	$15.426	$16.363	$18.247	$16.831	$14.676	$17.522	$15.272	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	30	33	36	50	37	48	53	22	—

APP II-31

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Fidelity VIP Dynamic Capital Appreciation Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.532	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	35	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$30.877	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
Franklin Flex Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.117	$16.872	$16.436	$15.748	$11.645	$10.835	$11.571	$10.124	$7.740	$12.165
Accumulation Unit Value at end of period	$20.124	$16.117	$16.872	$16.436	$15.748	$11.645	$10.835	$11.571	$10.124	$7.740
Number of Accumulation Units outstanding at end of period (in thousands)	18	21	25	29	36	52	71	75	94	88
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.212	$20.325	$20.007	$19.372	$14.476	$13.611	$14.690	$12.988	$10.035	$—
Accumulation Unit Value at end of period	$23.738	$19.212	$20.325	$20.007	$19.372	$14.476	$13.611	$14.690	$12.988	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	1	3	4	2	1	—	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.441	$19.117	$20.910	$20.320	$18.130	$16.362	$16.247	$14.659	$10.991	$15.884
Accumulation Unit Value at end of period	$23.130	$21.441	$19.117	$20.910	$20.320	$18.130	$16.362	$16.247	$14.659	$10.991
Number of Accumulation Units outstanding at end of period (in thousands)	873	1,021	1,238	1,623	2,113	3,231	4,039	4,762	5,520	6,439
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.176	$17.278	$19.098	$18.755	$16.910	$15.422	$15.475	$14.110	$10.691	$—
Accumulation Unit Value at end of period	$20.471	$19.176	$17.278	$19.098	$18.755	$16.910	$15.422	$15.475	$14.110	$—
Number of Accumulation Units outstanding at end of period (in thousands)	33	48	66	72	70	57	66	57	8	—
Franklin Large Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.862	$17.456	$16.801	$15.188	$12.003	$10.860	$11.209	$10.212	$8.003	$12.427
Accumulation Unit Value at end of period	$21.248	$16.862	$17.456	$16.801	$15.188	$12.003	$10.860	$11.209	$10.212	$8.003
Number of Accumulation Units outstanding at end of period (in thousands)	161	172	209	237	279	354	466	554	640	754
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.660	$20.567	$20.005	$18.275	$14.595	$13.344	$13.919	$12.815	$10.148	$—
Accumulation Unit Value at end of period	$24.515	$19.660	$20.567	$20.005	$18.275	$14.595	$13.344	$13.919	$12.815	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	17	20	22	15	17	19	12	5	—

APP II-32

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.921	$27.117	$28.613	$27.518	$21.922	$19.660	$20.597	$18.703	$15.419	$21.911
Accumulation Unit Value at end of period	$31.962	$29.921	$27.117	$28.613	$27.518	$21.922	$19.660	$20.597	$18.703	$15.419
Number of Accumulation Units outstanding at end of period (in thousands)	206	225	272	359	434	628	738	929	1,091	1,173
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.104	$16.581	$17.680	$17.183	$13.833	$12.537	$13.273	$12.180	$10.147	$—
Accumulation Unit Value at end of period	$19.137	$18.104	$16.581	$17.680	$17.183	$13.833	$12.537	$13.273	$12.180	$—
Number of Accumulation Units outstanding at end of period (in thousands)	31	32	34	35	37	43	53	58	30	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.785	$19.959	$21.344	$20.257	$16.056	$14.288	$14.679	$13.420	$10.824	$17.498
Accumulation Unit Value at end of period	$24.283	$22.785	$19.959	$21.344	$20.257	$16.056	$14.288	$14.679	$13.420	$10.824
Number of Accumulation Units outstanding at end of period (in thousands)	760	862	1,011	1,217	1,552	2,008	2,472	2,946	3,568	4,577
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.982	$17.689	$19.117	$18.334	$14.685	$13.206	$13.711	$12.668	$10.325	$—
Accumulation Unit Value at end of period	$21.074	$19.982	$17.689	$19.117	$18.334	$14.685	$13.206	$13.711	$12.668	$—
Number of Accumulation Units outstanding at end of period (in thousands)	34	35	46	47	46	61	56	33	10	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.626	$21.575	$22.764	$21.286	$16.686	$15.151	$14.532	$12.245	$10.609	$14.795
Accumulation Unit Value at end of period	$29.203	$24.626	$21.575	$22.764	$21.286	$16.686	$15.151	$14.532	$12.245	$10.609
Number of Accumulation Units outstanding at end of period (in thousands)	626	699	781	985	1,250	1,654	1,902	2,162	2,300	2,701
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.193	$19.648	$20.950	$19.797	$15.682	$14.390	$13.947	$11.877	$10.399	$—
Accumulation Unit Value at end of period	$26.043	$22.193	$19.648	$20.950	$19.797	$15.682	$14.390	$13.947	$11.877	$—
Number of Accumulation Units outstanding at end of period (in thousands)	29	37	40	43	50	39	46	34	13	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.640	$12.994	$14.264	$14.419	$10.760	$9.240	$9.761	$7.739	$6.091	$9.246
Accumulation Unit Value at end of period	$18.111	$16.640	$12.994	$14.264	$14.419	$10.760	$9.240	$9.761	$7.739	$6.091
Number of Accumulation Units outstanding at end of period (in thousands)	85	100	96	111	160	136	184	232	176	179
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.696	$21.066	$23.369	$23.873	$18.002	$15.622	$16.677	$13.362	$10.629	$—
Accumulation Unit Value at end of period	$28.752	$26.696	$21.066	$23.369	$23.873	$18.002	$15.622	$16.677	$13.362	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	22	5	8	7	8	4	27	8	—

APP II-33

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.003	$20.497	$21.407	$20.250	$14.902	$13.666	$14.599	$11.629	$8.235	$14.559
Accumulation Unit Value at end of period	$25.080	$21.003	$20.497	$21.407	$20.250	$14.902	$13.666	$14.599	$11.629	$8.235
Number of Accumulation Units outstanding at end of period (in thousands)	268	285	344	423	545	646	796	989	1,151	1,419
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.570	$23.246	$24.534	$23.453	$17.440	$16.164	$17.449	$14.046	$10.051	$—
Accumulation Unit Value at end of period	$27.852	$23.570	$23.246	$24.534	$23.453	$17.440	$16.164	$17.449	$14.046	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	14	15	20	35	25	35	22	4	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.013	$20.673	$21.807	$21.709	$21.319	$19.160	$18.952	$17.325	$13.966	$15.959
Accumulation Unit Value at end of period	$22.679	$22.013	$20.673	$21.807	$21.709	$21.319	$19.160	$18.952	$17.325	$13.966
Number of Accumulation Units outstanding at end of period (in thousands)	478	519	620	824	1,033	1,432	1,656	1,911	2,089	2,178
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.202	$14.427	$15.379	$15.472	$15.354	$13.944	$13.939	$12.877	$10.490	$—
Accumulation Unit Value at end of period	$15.498	$15.202	$14.427	$15.379	$15.472	$15.354	$13.944	$13.939	$12.877	$—
Number of Accumulation Units outstanding at end of period (in thousands)	45	41	50	56	56	54	63	37	6	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.021	$1.028	$1.044	$1.060	$1.078	$1.096	$1.114	$1.133	$1.151	$1.145
Accumulation Unit Value at end of period	$1.015	$1.021	$1.028	$1.044	$1.060	$1.078	$1.096	$1.114	$1.133	$1.151
Number of Accumulation Units outstanding at end of period (in thousands)	7,951	9,183	9,535	11,633	15,940	23,961	31,385	30,309	44,174	81,177
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.142	$8.285	$8.501	$8.725	$8.963	$9.209	$9.461	$9.720	$9.979	$—
Accumulation Unit Value at end of period	$8.005	$8.142	$8.285	$8.501	$8.725	$8.963	$9.209	$9.461	$9.720	$—
Number of Accumulation Units outstanding at end of period (in thousands)	34	43	49	50	55	68	67	60	44	—
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.725	$15.632	$15.135	$14.189	$10.293	$9.201	$10.723	$—	$—	$—
Accumulation Unit Value at end of period	$19.697	$15.725	$15.632	$15.135	$14.189	$10.293	$9.201	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	86	113	150	158	196	332	175	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.797	$14.865	$14.544	$13.779	$10.101	$9.125	$10.709	$—	$—	$—
Accumulation Unit Value at end of period	$18.342	$14.797	$14.865	$14.544	$13.779	$10.101	$9.125	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	7	28	32	30	12	1	—	—	—

APP II-34

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.553	$16.184	$17.461	$16.414	$12.911	$11.526	$11.725	$10.880	$8.621	$12.547
Accumulation Unit Value at end of period	$19.541	$17.553	$16.184	$17.461	$16.414	$12.911	$11.526	$11.725	$10.880	$8.621
Number of Accumulation Units outstanding at end of period (in thousands)	287	307	374	446	568	605	815	926	1,063	1,266
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.044	$17.744	$19.346	$18.379	$14.608	$13.178	$13.548	$12.704	$10.173	$—
Accumulation Unit Value at end of period	$20.979	$19.044	$17.744	$19.346	$18.379	$14.608	$13.178	$13.548	$12.704	$—
Number of Accumulation Units outstanding at end of period (in thousands)	21	23	25	25	31	33	29	34	22	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.438	$9.586	$9.744	$9.905	$9.980	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.336	$9.438	$9.586	$9.744	$9.905	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	627	709	535	470	329	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.089	$9.329	$9.583	$9.844	$9.967	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$8.897	$9.089	$9.329	$9.583	$9.844	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	28	38	17	16	—	—	—	—	—
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.338	$1.343	$1.361	$1.329	$1.387	$1.376	$1.297	$1.251	$1.272	$1.151
Accumulation Unit Value at end of period	$1.341	$1.338	$1.343	$1.361	$1.329	$1.387	$1.376	$1.297	$1.251	$1.272
Number of Accumulation Units outstanding at end of period (in thousands)	6,782	7,722	8,785	10,547	14,452	21,515	23,810	27,573	33,307	43,351
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.990	$10.139	$10.380	$10.241	$10.804	$10.832	$10.313	$10.052	$10.328	$—
Accumulation Unit Value at end of period	$9.914	$9.990	$10.139	$10.380	$10.241	$10.804	$10.832	$10.313	$10.052	$—
Number of Accumulation Units outstanding at end of period (in thousands)	62	62	108	74	76	142	178	109	74	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.289	$2.338	$2.434	$2.466	$2.107	$1.854	$2.021	$1.820	$1.368	$2.333
Accumulation Unit Value at end of period	$2.770	$2.289	$2.338	$2.434	$2.466	$2.107	$1.854	$2.021	$1.820	$1.368
Number of Accumulation Units outstanding at end of period (in thousands)	1,276	1,467	1,696	2,096	2,692	2,860	3,343	3,781	4,366	4,619
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.373	$16.898	$17.777	$18.203	$15.713	$13.973	$15.393	$14.012	$10.644	$—
Accumulation Unit Value at end of period	$19.603	$16.373	$16.898	$17.777	$18.203	$15.713	$13.973	$15.393	$14.012	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	9	8	11	13	9	7	3	—

APP II-35

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.455	$2.200	$2.330	$2.269	$1.790	$1.640	$1.781	$1.587	$1.239	$1.762
Accumulation Unit Value at end of period	$2.775	$2.455	$2.200	$2.330	$2.269	$1.790	$1.640	$1.781	$1.587	$1.239
Number of Accumulation Units outstanding at end of period (in thousands)	2,106	2,512	2,659	3,084	3,618	4,361	5,641	7,163	8,446	9,973
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.662	$16.902	$18.093	$17.799	$14.196	$13.144	$14.424	$12.986	$10.245	$—
Accumulation Unit Value at end of period	$20.875	$18.662	$16.902	$18.093	$17.799	$14.196	$13.144	$14.424	$12.986	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	18	21	21	19	31	34	22	11	—
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.930	$14.056	$14.119	$13.286	$9.858	$10.015	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.784	$13.930	$14.056	$14.119	$13.286	$9.858	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	10	43	33	44	43	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.241	$13.501	$13.705	$13.033	$9.772	$9.998	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.787	$13.241	$13.501	$13.705	$13.033	$9.772	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	5	2	2	—	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.937	$20.808	$22.390	$22.237	$16.445	$14.679	$15.033	$11.890	$9.966	$14.750
Accumulation Unit Value at end of period	$25.733	$22.937	$20.808	$22.390	$22.237	$16.445	$14.679	$15.033	$11.890	$9.966
Number of Accumulation Units outstanding at end of period (in thousands)	116	131	146	169	233	311	355	392	426	430
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.120	$20.279	$22.051	$22.132	$16.540	$14.920	$15.440	$12.341	$10.453	$—
Accumulation Unit Value at end of period	$24.558	$22.120	$20.279	$22.051	$22.132	$16.540	$14.920	$15.440	$12.341	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	8	7	13	10	7	9	13	—
Invesco V.I. Value Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.697	$1.458	$1.654	$1.577	$1.199	$1.035	$1.086	$1.028	$0.706	$1.489
Accumulation Unit Value at end of period	$1.960	$1.697	$1.458	$1.654	$1.577	$1.199	$1.035	$1.086	$1.028	$0.706
Number of Accumulation Units outstanding at end of period (in thousands)	996	1,140	1,269	1,493	1,679	2,721	3,686	4,785	5,897	7,008
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.738	$19.740	$22.636	$21.812	$16.753	$14.623	$15.496	$14.830	$10.294	$—
Accumulation Unit Value at end of period	$25.992	$22.738	$19.740	$22.636	$21.812	$16.753	$14.623	$15.496	$14.830	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	16	12	14	12	10	14	9	4	—

APP II-36

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Core Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.140	$10.168	$10.549	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.678	$11.140	$10.168	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	102	113	121	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.918	$10.071	$10.532	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.265	$10.918	$10.071	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	5	6	—	—	—	—	—	—	—
MFS Global Equity Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.236	$22.006	$22.693	$22.210	$17.666	$14.561	$15.473	$14.000	$10.784	$16.554
Accumulation Unit Value at end of period	$28.357	$23.236	$22.006	$22.693	$22.210	$17.666	$14.561	$15.473	$14.000	$10.784
Number of Accumulation Units outstanding at end of period (in thousands)	37	37	40	39	54	76	90	104	111	114
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.970	$20.070	$20.915	$20.686	$16.627	$13.849	$14.872	$13.598	$10.585	$—
Accumulation Unit Value at end of period	$25.325	$20.970	$20.070	$20.915	$20.686	$16.627	$13.849	$14.872	$13.598	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	4	4	4	3	10	2	1	1	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.530	$16.404	$15.505	$14.469	$10.748	$9.309	$9.494	$8.369	$6.180	$10.039
Accumulation Unit Value at end of period	$21.366	$16.530	$16.404	$15.505	$14.469	$10.748	$9.309	$9.494	$8.369	$6.180
Number of Accumulation Units outstanding at end of period (in thousands)	240	272	303	352	472	295	286	343	339	345
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.832	$24.903	$23.787	$22.431	$16.839	$14.738	$15.191	$13.531	$10.097	$—
Accumulation Unit Value at end of period	$31.762	$24.832	$24.903	$23.787	$22.431	$16.839	$14.738	$15.191	$13.531	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	6	4	5	6	6	6	4	—
MFS High Yield Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.183	$9.988	$10.602	$10.484	$10.142	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.736	$11.183	$9.988	$10.602	$10.484	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	378	415	510	629	811	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.778	$9.728	$10.435	$10.427	$10.127	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.193	$10.778	$9.728	$10.435	$10.427	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	32	54	72	55	—	—	—	—	—

APP II-37

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.914	$14.899	$15.114	$13.842	$10.657	$9.090	$9.448	$8.645	$6.926	$10.522
Accumulation Unit Value at end of period	$19.308	$15.914	$14.899	$15.114	$13.842	$10.657	$9.090	$9.448	$8.645	$6.926
Number of Accumulation Units outstanding at end of period (in thousands)	311	349	408	507	713	1,167	1,483	1,719	1,912	2,199
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.587	$20.424	$20.938	$19.378	$15.076	$12.995	$13.649	$12.622	$10.218	$—
Accumulation Unit Value at end of period	$25.918	$21.587	$20.424	$20.938	$19.378	$15.076	$12.995	$13.649	$12.622	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	17	19	20	28	30	31	21	9	—
MFS Massachusetts Investors Growth Stock Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.571	$10.132	$10.389	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.354	$10.571	$10.132	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	87	93	98	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.361	$10.035	$10.373	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.951	$10.361	$10.035	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	6	—	—	—	—	—	—	—
MFS Mid Cap Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$8.961	$8.684	$8.439	$7.881	$5.818	$5.076	$5.490	$4.305	$3.087	$6.479
Accumulation Unit Value at end of period	$11.194	$8.961	$8.684	$8.439	$7.881	$5.818	$5.076	$5.490	$4.305	$3.087
Number of Accumulation Units outstanding at end of period (in thousands)	205	240	297	285	337	527	689	964	975	1,108
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.204	$26.640	$26.162	$24.690	$18.418	$16.240	$17.751	$14.066	$10.192	$—
Accumulation Unit Value at end of period	$33.628	$27.204	$26.640	$26.162	$24.690	$18.418	$16.240	$17.751	$14.066	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	4	5	3	5	7	4	4	9	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.692	$23.020	$23.852	$26.147	$18.783	$15.752	$17.847	$13.308	$8.291	$13.893
Accumulation Unit Value at end of period	$30.763	$24.692	$23.020	$23.852	$26.147	$18.783	$15.752	$17.847	$13.308	$8.291
Number of Accumulation Units outstanding at end of period (in thousands)	162	185	215	263	354	541	657	792	944	1,104
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.132	$28.387	$29.725	$32.928	$23.904	$20.258	$23.195	$17.478	$11.004	$—
Accumulation Unit Value at end of period	$37.147	$30.132	$28.387	$29.725	$32.928	$23.904	$20.258	$23.195	$17.478	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	8	9	31	10	27	19	14	—

APP II-38

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Research International Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.316	$9.538	$10.510	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.757	$9.316	$9.538	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	69	82	98	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.131	$9.447	$10.493	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.402	$9.131	$9.447	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	11	11	—	—	—	—	—	—	—
MFS Research Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.926	$18.630	$18.789	$17.333	$13.321	$11.548	$11.793	$10.345	$8.056	$12.815
Accumulation Unit Value at end of period	$24.181	$19.926	$18.630	$18.789	$17.333	$13.321	$11.548	$11.793	$10.345	$8.056
Number of Accumulation Units outstanding at end of period (in thousands)	31	33	38	33	48	45	43	45	32	48
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.260	$21.976	$22.398	$20.880	$16.216	$14.206	$14.661	$12.996	$10.228	$—
Accumulation Unit Value at end of period	$27.931	$23.260	$21.976	$22.398	$20.880	$16.216	$14.206	$14.661	$12.996	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	7	8	3	—	—	—	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.770	$13.431	$13.696	$13.154	$13.513	$12.797	$12.188	$11.530	$10.091	$10.507
Accumulation Unit Value at end of period	$14.148	$13.770	$13.431	$13.696	$13.154	$13.513	$12.797	$12.188	$11.530	$10.091
Number of Accumulation Units outstanding at end of period (in thousands)	1,019	1,043	1,134	1,374	1,737	757	815	1,030	908	463
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.902	$12.716	$13.104	$12.719	$13.204	$12.636	$12.161	$11.626	$10.283	$—
Accumulation Unit Value at end of period	$13.118	$12.902	$12.716	$13.104	$12.719	$13.204	$12.636	$12.161	$11.626	$—
Number of Accumulation Units outstanding at end of period (in thousands)	53	56	72	72	30	40	29	20	5	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.127	$18.756	$19.139	$17.933	$15.315	$13.994	$13.980	$12.928	$11.136	$14.539
Accumulation Unit Value at end of period	$22.233	$20.127	$18.756	$19.139	$17.933	$15.315	$13.994	$13.980	$12.928	$11.136
Number of Accumulation Units outstanding at end of period (in thousands)	773	856	995	1,191	1,527	2,181	2,657	3,098	3,611	4,436
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.108	$16.111	$16.614	$15.731	$13.576	$12.536	$12.655	$11.827	$10.295	$—
Accumulation Unit Value at end of period	$18.701	$17.108	$16.111	$16.614	$15.731	$13.576	$12.536	$12.655	$11.827	$—
Number of Accumulation Units outstanding at end of period (in thousands)	60	41	45	49	71	77	74	41	15	—

APP II-39

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.727	$25.598	$26.217	$24.118	$18.044	$15.778	$16.090	$14.666	$12.150	$18.322
Accumulation Unit Value at end of period	$33.245	$28.727	$25.598	$26.217	$24.118	$18.044	$15.778	$16.090	$14.666	$12.150
Number of Accumulation Units outstanding at end of period (in thousands)	191	211	244	287	373	413	485	576	628	707
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.561	$20.316	$21.027	$19.548	$14.779	$13.060	$13.458	$12.396	$10.378	$—
Accumulation Unit Value at end of period	$25.837	$22.561	$20.316	$21.027	$19.548	$14.779	$13.060	$13.458	$12.396	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	23	28	28	28	27	30	19	7	—
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.718	$15.292	$19.294	$21.342	$21.857	$19.595	$23.623	$20.382	$11.955	$25.652
Accumulation Unit Value at end of period	$24.514	$17.718	$15.292	$19.294	$21.342	$21.857	$19.595	$23.623	$20.382	$11.955
Number of Accumulation Units outstanding at end of period (in thousands)	88	96	104	119	152	230	295	367	408	417
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.172	$12.360	$15.760	$17.616	$18.232	$16.517	$20.124	$17.545	$10.400	$—
Accumulation Unit Value at end of period	$19.402	$14.172	$12.360	$15.760	$17.616	$18.232	$16.517	$20.124	$17.545	$—
Number of Accumulation Units outstanding at end of period (in thousands)	30	13	5	8	12	11	12	25	14	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.702	$12.998	$14.131	$16.166	$13.365	$11.492	$13.074	$12.260	$9.095	$15.509
Accumulation Unit Value at end of period	$15.728	$13.702	$12.998	$14.131	$16.166	$13.365	$11.492	$13.074	$12.260	$9.095
Number of Accumulation Units outstanding at end of period (in thousands)	484	541	642	717	880	1,090	1,326	1,547	1,780	2,085
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.821	$14.207	$15.610	$18.046	$15.077	$13.100	$15.061	$14.273	$10.700	$—
Accumulation Unit Value at end of period	$16.835	$14.821	$14.207	$15.610	$18.046	$15.077	$13.100	$15.061	$14.273	$—
Number of Accumulation Units outstanding at end of period (in thousands)	29	32	39	38	40	54	44	28	11	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.218	$15.041	$16.352	$17.106	$13.293	$11.163	$12.199	$11.548	$8.955	$15.785
Accumulation Unit Value at end of period	$18.904	$16.218	$15.041	$16.352	$17.106	$13.293	$11.163	$12.199	$11.548	$8.955
Number of Accumulation Units outstanding at end of period (in thousands)	328	373	427	562	700	1,091	1,304	1,508	1,839	2,365
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.686	$16.576	$18.211	$19.252	$15.119	$12.829	$14.169	$13.555	$10.622	$—
Accumulation Unit Value at end of period	$20.400	$17.686	$16.576	$18.211	$19.252	$15.119	$12.829	$14.169	$13.555	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	10	13	14	17	19	13	10	—

APP II-40

Series III

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.678	$18.303	$18.369	$17.736	$14.592	$12.781	$12.840	$11.614	$9.533	$13.763
Accumulation Unit Value at end of period	$22.475	$19.678	$18.303	$18.369	$17.736	$14.592	$12.781	$12.840	$11.614	$9.533
Number of Accumulation Units outstanding at end of period (in thousands)	802	912	1,110	1,276	1,562	2,288	2,828	3,504	4,343	5,126
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.500	$18.329	$18.589	$18.139	$15.081	$13.348	$13.551	$12.387	$10.274	$—
Accumulation Unit Value at end of period	$22.039	$19.500	$18.329	$18.589	$18.139	$15.081	$13.348	$13.551	$12.387	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	28	22	26	13	8	6	6	12	—
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.863	$1.597	$1.674	$1.477	$1.130	$1.010	$1.037	$0.940	$0.747	$1.198
Accumulation Unit Value at end of period	$2.142	$1.863	$1.597	$1.674	$1.477	$1.130	$1.010	$1.037	$0.940	$0.747
Number of Accumulation Units outstanding at end of period (in thousands)	6,986	8,389	9,830	11,838	14,824	22,586	28,070	35,331	45,557	53,009
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.741	$20.569	$21.791	$19.426	$15.021	$13.564	$14.076	$12.887	$10.356	$—
Accumulation Unit Value at end of period	$27.020	$23.741	$20.569	$21.791	$19.426	$15.021	$13.564	$14.076	$12.887	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	7	7	11	10	6	8	3	—
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.361	$15.185	$15.411	$14.896	$15.494	$14.963	$14.351	$13.720	$12.400	$13.920
Accumulation Unit Value at end of period	$15.647	$15.361	$15.185	$15.411	$14.896	$15.494	$14.963	$14.351	$13.720	$12.400
Number of Accumulation Units outstanding at end of period (in thousands)	1,181	1,323	1,438	1,690	1,963	1,941	2,224	2,812	3,595	3,779
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.787	$11.775	$12.077	$11.797	$12.399	$12.101	$11.729	$11.332	$10.349	$—
Accumulation Unit Value at end of period	$11.882	$11.787	$11.775	$12.077	$11.797	$12.399	$12.101	$11.729	$11.332	$—
Number of Accumulation Units outstanding at end of period (in thousands)	59	49	28	26	18	14	16	11	6	—
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.067	$11.956	$12.683	$12.730	$13.297	$12.743	$12.405	$11.996	$11.129	$10.944
Accumulation Unit Value at end of period	$12.671	$12.067	$11.956	$12.683	$12.730	$13.297	$12.743	$12.405	$11.996	$11.129
Number of Accumulation Units outstanding at end of period (in thousands)	160	179	193	242	280	551	628	747	900	870
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.648	$10.660	$11.428	$11.591	$12.236	$11.850	$11.657	$11.392	$10.251	$—
Accumulation Unit Value at end of period	$11.063	$10.648	$10.660	$11.428	$11.591	$12.236	$11.850	$11.657	$11.392	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	2	4	4	5	9	11	4	3	—

APP II-41

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.510	$13.756	$14.189	$13.669	$11.352	$9.827	$10.511	$9.568	$6.969	$12.055
Accumulation Unit Value at end of period	$17.975	$14.510	$13.756	$14.189	$13.669	$11.352	$9.827	$10.511	$9.568	$6.969
Number of Accumulation Units outstanding at end of period (in thousands)	164	179	208	260	388	740	901	1,111	1,401	1,666
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.200	$19.352	$20.172	$19.637	$16.481	$14.417	$15.583	$14.336	$10.552	$—
Accumulation Unit Value at end of period	$24.762	$20.200	$19.352	$20.172	$19.637	$16.481	$14.417	$15.583	$14.336	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	6	5	—	—	—	—	—
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.278	$23.542	$22.404	$22.284	$17.555	$14.576	$16.280	$14.826	$10.602	$17.513
Accumulation Unit Value at end of period	$30.072	$23.278	$23.542	$22.404	$22.284	$17.555	$14.576	$16.280	$14.826	$10.602
Number of Accumulation Units outstanding at end of period (in thousands)	180	198	235	264	333	506	641	832	1,153	1,357
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.412	$21.884	$21.046	$21.154	$16.841	$14.131	$15.950	$14.678	$9.571	$—
Accumulation Unit Value at end of period	$27.374	$21.412	$21.884	$21.046	$21.154	$16.841	$14.131	$15.950	$14.678	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	1	1	1	1	1	3	2	4	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.877	$24.796	$25.167	$25.079	$19.895	$17.132	$21.563	$17.925	$11.309	$24.763
Accumulation Unit Value at end of period	$30.775	$24.877	$24.796	$25.167	$25.079	$19.895	$17.132	$21.563	$17.925	$11.309
Number of Accumulation Units outstanding at end of period (in thousands)	91	108	115	149	184	325	401	550	620	661
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.407	$21.562	$22.116	$22.271	$17.854	$15.537	$19.762	$16.601	$9.847	$—
Accumulation Unit Value at end of period	$26.206	$21.407	$21.562	$22.116	$22.271	$17.854	$15.537	$19.762	$16.601	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	1	1	—	1	3	3	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.008	$21.385	$20.366	$19.100	$14.940	$12.896	$13.711	$11.756	$8.582	$15.587
Accumulation Unit Value at end of period	$29.006	$23.008	$21.385	$20.366	$19.100	$14.940	$12.896	$13.711	$11.756	$8.582
Number of Accumulation Units outstanding at end of period (in thousands)	1,143	1,328	1,630	2,000	2,545	3,728	4,732	6,191	7,990	8,931
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.447	$23.902	$23.003	$21.801	$17.233	$15.032	$16.150	$13.994	$9.444	$—
Accumulation Unit Value at end of period	$31.746	$25.447	$23.902	$23.003	$21.801	$17.233	$15.032	$16.150	$13.994	$—
Number of Accumulation Units outstanding at end of period (in thousands)	25	28	27	26	20	17	13	15	9	—

APP II-42

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.146	$19.296	$19.355	$17.804	$13.571	$11.756	$12.186	$11.130	$8.630	$14.131
Accumulation Unit Value at end of period	$25.430	$21.146	$19.296	$19.355	$17.804	$13.571	$11.756	$12.186	$11.130	$8.630
Number of Accumulation Units outstanding at end of period (in thousands)	1,457	1,737	2,047	2,506	3,090	4,186	5,329	6,858	8,759	10,170
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.130	$21.329	$21.621	$20.097	$15.481	$13.552	$14.197	$13.102	$9.278	$—
Accumulation Unit Value at end of period	$27.526	$23.130	$21.329	$21.621	$20.097	$15.481	$13.552	$14.197	$13.102	$—
Number of Accumulation Units outstanding at end of period (in thousands)	58	60	55	54	32	23	24	22	13	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.065	$16.774	$17.880	$18.691	$15.638	$13.497	$15.965	$15.151	$10.776	$18.949
Accumulation Unit Value at end of period	$22.160	$17.065	$16.774	$17.880	$18.691	$15.638	$13.497	$15.965	$15.151	$10.776
Number of Accumulation Units outstanding at end of period (in thousands)	284	336	402	492	599	799	1,012	1,296	1,673	1,879
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.662	$15.558	$16.758	$17.704	$14.968	$13.055	$15.606	$14.966	$9.372	$—
Accumulation Unit Value at end of period	$20.126	$15.662	$15.558	$16.758	$17.704	$14.968	$13.055	$15.606	$14.966	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	7	9	11	11	8	11	11	2	—
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.812	$24.955	$26.220	$28.963	$26.463	$22.857	$27.031	$23.337	$15.869	$28.026
Accumulation Unit Value at end of period	$32.832	$25.812	$24.955	$26.220	$28.963	$26.463	$22.857	$27.031	$23.337	$15.869
Number of Accumulation Units outstanding at end of period (in thousands)	81	89	102	128	164	212	284	375	401	459
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.677	$15.317	$16.263	$18.154	$16.763	$14.631	$17.486	$15.255	$10.483	$—
Accumulation Unit Value at end of period	$19.733	$15.677	$15.317	$16.263	$18.154	$16.763	$14.631	$17.486	$15.255	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	—	—	—	—	—
Fidelity VIP Dynamic Capital Appreciation Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.331	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.885	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-43

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Flex Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.927	$16.690	$16.275	$15.609	$11.554	$10.761	$11.503	$10.075	$7.711	$12.131
Accumulation Unit Value at end of period	$19.868	$15.927	$16.690	$16.275	$15.609	$11.554	$10.761	$11.503	$10.075	$7.711
Number of Accumulation Units outstanding at end of period (in thousands)	27	32	33	51	58	95	107	105	122	121
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.057	$20.181	$19.886	$19.274	$14.417	$13.569	$14.659	$12.974	$10.034	$—
Accumulation Unit Value at end of period	$23.523	$19.057	$20.181	$19.886	$19.274	$14.417	$13.569	$14.659	$12.974	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.129	$18.857	$20.647	$20.084	$17.938	$16.204	$16.106	$14.547	$10.918	$15.795
Accumulation Unit Value at end of period	$22.771	$21.129	$18.857	$20.647	$20.084	$17.938	$16.204	$16.106	$14.547	$10.918
Number of Accumulation Units outstanding at end of period (in thousands)	453	540	683	877	1,054	1,806	2,241	2,721	3,336	3,948
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.021	$17.155	$18.982	$18.659	$16.841	$15.374	$15.443	$14.095	$10.690	$—
Accumulation Unit Value at end of period	$20.285	$19.021	$17.155	$18.982	$18.659	$16.841	$15.374	$15.443	$14.095	$—
Number of Accumulation Units outstanding at end of period (in thousands)	31	39	30	28	18	9	4	2	1	—
Franklin Large Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.616	$17.218	$16.589	$15.012	$11.876	$10.755	$11.112	$10.134	$7.949	$12.356
Accumulation Unit Value at end of period	$20.918	$16.616	$17.218	$16.589	$15.012	$11.876	$10.755	$11.112	$10.134	$7.949
Number of Accumulation Units outstanding at end of period (in thousands)	35	32	46	44	52	121	108	137	195	226
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.501	$20.421	$19.883	$18.182	$14.536	$13.303	$13.890	$12.801	$10.147	$—
Accumulation Unit Value at end of period	$24.293	$19.501	$20.421	$19.883	$18.182	$14.536	$13.303	$13.890	$12.801	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	1	1	1	1	1	1	1	1	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.515	$26.776	$28.281	$27.226	$21.711	$19.490	$20.440	$18.579	$15.332	$21.808
Accumulation Unit Value at end of period	$31.497	$29.515	$26.776	$28.281	$27.226	$21.711	$19.490	$20.440	$18.579	$15.332
Number of Accumulation Units outstanding at end of period (in thousands)	136	160	194	224	255	452	549	691	802	862
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.958	$16.464	$17.573	$17.096	$13.777	$12.498	$13.245	$12.166	$10.146	$—
Accumulation Unit Value at end of period	$18.964	$17.958	$16.464	$17.573	$17.096	$13.777	$12.498	$13.245	$12.166	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	9	13	14	11	10	—	—	—	—

APP II-44

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.460	$19.694	$21.083	$20.028	$15.891	$14.155	$14.557	$13.322	$10.756	$17.405
Accumulation Unit Value at end of period	$23.913	$22.460	$19.694	$21.083	$20.028	$15.891	$14.155	$14.557	$13.322	$10.756
Number of Accumulation Units outstanding at end of period (in thousands)	380	446	523	632	802	1,136	1,422	1,849	2,349	2,790
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.821	$17.564	$19.000	$18.241	$14.625	$13.165	$13.682	$12.654	$10.324	$—
Accumulation Unit Value at end of period	$20.883	$19.821	$17.564	$19.000	$18.241	$14.625	$13.165	$13.682	$12.654	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	20	20	21	21	15	15	15	7	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.292	$21.303	$22.500	$21.060	$16.526	$15.020	$14.421	$12.164	$10.549	$14.726
Accumulation Unit Value at end of period	$28.778	$24.292	$21.303	$22.500	$21.060	$16.526	$15.020	$14.421	$12.164	$10.549
Number of Accumulation Units outstanding at end of period (in thousands)	254	306	363	460	543	825	937	1,087	1,138	1,306
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.014	$19.509	$20.823	$19.696	$15.618	$14.346	$13.918	$11.864	$10.398	$—
Accumulation Unit Value at end of period	$25.807	$22.014	$19.509	$20.823	$19.696	$15.618	$14.346	$13.918	$11.864	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	16	10	10	8	4	—	4	1	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.486	$12.887	$14.161	$14.329	$10.703	$9.200	$9.729	$7.721	$6.084	$9.243
Accumulation Unit Value at end of period	$17.926	$16.486	$12.887	$14.161	$14.329	$10.703	$9.200	$9.729	$7.721	$6.084
Number of Accumulation Units outstanding at end of period (in thousands)	58	69	78	69	82	72	93	134	99	121
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.480	$20.917	$23.227	$23.752	$17.929	$15.574	$16.642	$13.347	$10.628	$—
Accumulation Unit Value at end of period	$28.492	$26.480	$20.917	$23.227	$23.752	$17.929	$15.574	$16.642	$13.347	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
(a) Inception date March 26, 2015.

APP II-45

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.704	$20.226	$21.145	$20.022	$14.748	$13.539	$14.478	$11.544	$8.183	$14.481
Accumulation Unit Value at end of period	$24.698	$20.704	$20.226	$21.145	$20.022	$14.748	$13.539	$14.478	$11.544	$8.183
Number of Accumulation Units outstanding at end of period (in thousands)	188	226	254	334	406	523	667	857	1,084	1,128
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.380	$23.082	$24.385	$23.334	$17.369	$16.114	$17.413	$14.031	$10.050	$—
Accumulation Unit Value at end of period	$27.600	$23.380	$23.082	$24.385	$23.334	$17.369	$16.114	$17.413	$14.031	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	3	4	3	4	3	5	7	2	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.700	$20.399	$21.539	$21.464	$21.100	$18.982	$18.795	$17.199	$13.878	$15.874
Accumulation Unit Value at end of period	$22.333	$21.700	$20.399	$21.539	$21.464	$21.100	$18.982	$18.795	$17.199	$13.878
Number of Accumulation Units outstanding at end of period (in thousands)	329	365	424	511	583	949	1,137	1,384	1,606	1,546
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.079	$14.325	$15.285	$15.393	$15.291	$13.901	$13.910	$12.863	$10.489	$—
Accumulation Unit Value at end of period	$15.358	$15.079	$14.325	$15.285	$15.393	$15.291	$13.901	$13.910	$12.863	$—
Number of Accumulation Units outstanding at end of period (in thousands)	23	31	27	29	23	23	20	18	1	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.007	$1.015	$1.031	$1.048	$1.067	$1.086	$1.105	$1.124	$1.143	$1.139
Accumulation Unit Value at end of period	$0.999	$1.007	$1.015	$1.031	$1.048	$1.067	$1.086	$1.105	$1.124	$1.143
Number of Accumulation Units outstanding at end of period (in thousands)	3,130	3,738	3,621	4,973	6,329	10,609	14,827	15,763	21,812	46,516
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.076	$8.226	$8.449	$8.680	$8.927	$9.180	$9.441	$9.709	$9.978	$—
Accumulation Unit Value at end of period	$7.933	$8.076	$8.226	$8.449	$8.680	$8.927	$9.180	$9.441	$9.709	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	1	2	2	2	—	—	—	—	—
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.634	$15.558	$15.077	$14.149	$10.275	$9.194	$10.722	$—	$—	$—
Accumulation Unit Value at end of period	$19.564	$15.634	$15.558	$15.077	$14.149	$10.275	$9.194	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	56	71	74	95	117	183	99	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.712	$14.794	$14.489	$13.741	$10.083	$9.118	$10.707	$—	$—	$—
Accumulation Unit Value at end of period	$18.218	$14.712	$14.794	$14.489	$13.741	$10.083	$9.118	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	5	6	5	6	6	2	—	—	—

APP II-46

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.347	$16.010	$17.290	$16.270	$12.810	$11.447	$11.656	$10.828	$8.588	$12.511
Accumulation Unit Value at end of period	$19.292	$17.347	$16.010	$17.290	$16.270	$12.810	$11.447	$11.656	$10.828	$8.588
Number of Accumulation Units outstanding at end of period (in thousands)	88	105	120	129	158	155	180	230	301	324
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.891	$17.619	$19.229	$18.285	$14.549	$13.138	$13.519	$12.691	$10.172	$—
Accumulation Unit Value at end of period	$20.789	$18.891	$17.619	$19.229	$18.285	$14.549	$13.138	$13.519	$12.691	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	2	3	—	1	—	—	—	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.404	$9.561	$9.729	$9.899	$9.979	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.293	$9.404	$9.561	$9.729	$9.899	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	295	330	441	356	344	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.056	$9.305	$9.568	$9.838	$9.965	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$8.856	$9.056	$9.305	$9.568	$9.838	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.317	$1.324	$1.343	$1.312	$1.372	$1.362	$1.285	$1.240	$1.262	$1.144
Accumulation Unit Value at end of period	$1.320	$1.317	$1.324	$1.343	$1.312	$1.372	$1.362	$1.285	$1.240	$1.262
Number of Accumulation Units outstanding at end of period (in thousands)	2,652	2,941	3,386	4,041	5,076	8,482	11,075	13,115	16,370	23,556
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.909	$10.067	$10.317	$10.189	$10.760	$10.799	$10.291	$10.041	$10.327	$—
Accumulation Unit Value at end of period	$9.824	$9.909	$10.067	$10.317	$10.189	$10.760	$10.799	$10.291	$10.041	$—
Number of Accumulation Units outstanding at end of period (in thousands)	29	23	13	13	7	5	11	7	1	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.254	$2.305	$2.402	$2.436	$2.083	$1.835	$2.002	$1.805	$1.358	$2.319
Accumulation Unit Value at end of period	$2.725	$2.254	$2.305	$2.402	$2.436	$2.083	$1.835	$2.002	$1.805	$1.358
Number of Accumulation Units outstanding at end of period (in thousands)	610	731	810	841	939	892	1,408	1,945	2,416	2,492
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.241	$16.778	$17.669	$18.111	$15.649	$13.930	$15.361	$13.997	$10.643	$—
Accumulation Unit Value at end of period	$19.426	$16.241	$16.778	$17.669	$18.111	$15.649	$13.930	$15.361	$13.997	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	8	5	1	—	—	—	—	—

APP II-47

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.417	$2.169	$2.300	$2.241	$1.770	$1.624	$1.765	$1.574	$1.230	$1.751
Accumulation Unit Value at end of period	$2.730	$2.417	$2.169	$2.300	$2.241	$1.770	$1.624	$1.765	$1.574	$1.230
Number of Accumulation Units outstanding at end of period (in thousands)	990	1,283	1,498	1,793	2,247	3,467	4,528	6,006	7,742	8,705
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.511	$16.782	$17.984	$17.709	$14.138	$13.103	$14.394	$12.972	$10.244	$—
Accumulation Unit Value at end of period	$20.686	$18.511	$16.782	$17.984	$17.709	$14.138	$13.103	$14.394	$12.972	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	3	3	1	4	5	6	6	—	—
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.863	$14.002	$14.079	$13.262	$9.850	$10.013	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.686	$13.863	$14.002	$14.079	$13.262	$9.850	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	9	15	15	29	35	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.177	$13.449	$13.666	$13.009	$9.764	$9.996	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.695	$13.177	$13.449	$13.666	$13.009	$9.764	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.636	$20.556	$22.140	$22.012	$16.295	$14.559	$14.925	$11.816	$9.914	$14.688
Accumulation Unit Value at end of period	$25.370	$22.636	$20.556	$22.140	$22.012	$16.295	$14.559	$14.925	$11.816	$9.914
Number of Accumulation Units outstanding at end of period (in thousands)	43	47	50	57	79	145	217	267	301	353
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.942	$20.136	$21.917	$22.020	$16.473	$14.874	$15.408	$12.327	$10.452	$—
Accumulation Unit Value at end of period	$24.336	$21.942	$20.136	$21.917	$22.020	$16.473	$14.874	$15.408	$12.327	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	1	—	—	1	—	—
Invesco V.I. Value Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.671	$1.437	$1.632	$1.558	$1.185	$1.025	$1.076	$1.020	$0.701	$1.479
Accumulation Unit Value at end of period	$1.928	$1.671	$1.437	$1.632	$1.558	$1.185	$1.025	$1.076	$1.020	$0.701
Number of Accumulation Units outstanding at end of period (in thousands)	563	708	760	943	1,179	1,690	2,266	3,563	4,649	4,926
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.554	$19.601	$22.499	$21.701	$16.685	$14.577	$15.463	$14.813	$10.293	$—
Accumulation Unit Value at end of period	$25.756	$22.554	$19.601	$22.499	$21.701	$16.685	$14.577	$15.463	$14.813	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	2	5	5	7	8	1	—

APP II-48

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Global Equity Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.905	$21.714	$22.415	$21.960	$17.484	$14.426	$15.344	$13.897	$10.715	$16.466
Accumulation Unit Value at end of period	$27.926	$22.905	$21.714	$22.415	$21.960	$17.484	$14.426	$15.344	$13.897	$10.715
Number of Accumulation Units outstanding at end of period (in thousands)	12	12	18	18	19	23	26	34	40	47
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.801	$19.928	$20.788	$20.581	$16.559	$13.807	$14.841	$13.583	$10.584	$—
Accumulation Unit Value at end of period	$25.096	$20.801	$19.928	$20.788	$20.581	$16.559	$13.807	$14.841	$13.583	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.294	$16.186	$15.315	$14.305	$10.638	$9.222	$9.415	$8.307	$6.141	$9.985
Accumulation Unit Value at end of period	$21.040	$16.294	$16.186	$15.315	$14.305	$10.638	$9.222	$9.415	$8.307	$6.141
Number of Accumulation Units outstanding at end of period (in thousands)	131	171	186	220	271	140	145	170	181	199
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.632	$24.727	$23.642	$22.317	$16.771	$14.692	$15.159	$13.516	$10.096	$—
Accumulation Unit Value at end of period	$31.475	$24.632	$24.727	$23.642	$22.317	$16.771	$14.692	$15.159	$13.516	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	5	5	4	2	2	—	—
MFS High Yield Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.144	$9.963	$10.585	$10.478	$10.140	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.683	$11.144	$9.963	$10.585	$10.478	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	227	273	304	347	468	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.740	$9.704	$10.419	$10.422	$10.126	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.142	$10.740	$9.704	$10.419	$10.422	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	23	17	19	45	11	—	—	—	—	—

APP II-49

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.687	$14.702	$14.929	$13.686	$10.547	$9.006	$9.369	$8.582	$6.882	$10.466
Accumulation Unit Value at end of period	$19.014	$15.687	$14.702	$14.929	$13.686	$10.547	$9.006	$9.369	$8.582	$6.882
Number of Accumulation Units outstanding at end of period (in thousands)	123	135	167	193	234	452	525	619	838	959
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.413	$20.280	$20.810	$19.279	$15.014	$12.955	$13.620	$12.608	$10.217	$—
Accumulation Unit Value at end of period	$25.683	$21.413	$20.280	$20.810	$19.279	$15.014	$12.955	$13.620	$12.608	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	—	—	—	—	—
MFS Massachusetts Investors Growth Stock Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.551	$10.122	$10.388	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.315	$10.551	$10.122	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	137	164	199	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.341	$10.025	$10.371	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.914	$10.341	$10.025	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
MFS Mid Cap Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$8.823	$8.559	$8.326	$7.783	$5.751	$5.023	$5.438	$4.269	$3.064	$6.437
Accumulation Unit Value at end of period	$11.011	$8.823	$8.559	$8.326	$7.783	$5.751	$5.023	$5.438	$4.269	$3.064
Number of Accumulation Units outstanding at end of period (in thousands)	143	176	197	218	255	356	458	607	780	857
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.984	$26.452	$26.003	$24.565	$18.343	$16.189	$17.714	$14.050	$10.191	$—
Accumulation Unit Value at end of period	$33.323	$26.984	$26.452	$26.003	$24.565	$18.343	$16.189	$17.714	$14.050	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	3	3	3	4	5	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.341	$22.714	$23.560	$25.852	$18.590	$15.606	$17.699	$13.210	$8.238	$13.819
Accumulation Unit Value at end of period	$30.294	$24.341	$22.714	$23.560	$25.852	$18.590	$15.606	$17.699	$13.210	$8.238
Number of Accumulation Units outstanding at end of period (in thousands)	39	39	44	60	80	143	192	270	288	271
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.889	$28.186	$29.544	$32.761	$23.806	$20.196	$23.146	$17.459	$11.003	$—
Accumulation Unit Value at end of period	$36.811	$29.889	$28.186	$29.544	$32.761	$23.806	$20.196	$23.146	$17.459	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	1	1	1	1	1	1	1	—	—

APP II-50

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Research International Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.299	$9.530	$10.508	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.722	$9.299	$9.530	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	19	20	23	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.113	$9.438	$10.492	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.369	$9.113	$9.438	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—
MFS Research Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.692	$18.429	$18.605	$17.181	$13.217	$11.469	$11.725	$10.295	$8.025	$12.779
Accumulation Unit Value at end of period	$23.872	$19.692	$18.429	$18.605	$17.181	$13.217	$11.469	$11.725	$10.295	$8.025
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	16	15	22	21	30	26	28	23
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.072	$21.821	$22.262	$20.774	$16.150	$14.162	$14.631	$12.982	$10.227	$—
Accumulation Unit Value at end of period	$27.678	$23.072	$21.821	$22.262	$20.774	$16.150	$14.162	$14.631	$12.982	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.608	$13.286	$13.562	$13.039	$13.408	$12.710	$12.117	$11.474	$10.052	$10.478
Accumulation Unit Value at end of period	$13.968	$13.608	$13.286	$13.562	$13.039	$13.408	$12.710	$12.117	$11.474	$10.052
Number of Accumulation Units outstanding at end of period (in thousands)	785	841	938	1,010	1,133	446	482	526	472	328
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.798	$12.626	$13.024	$12.654	$13.150	$12.597	$12.136	$11.613	$10.282	$—
Accumulation Unit Value at end of period	$12.999	$12.798	$12.626	$13.024	$12.654	$13.150	$12.597	$12.136	$11.613	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	12	6	6	9	2	2	—	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.841	$18.508	$18.904	$17.731	$15.157	$13.864	$13.863	$12.834	$11.065	$14.461
Accumulation Unit Value at end of period	$21.894	$19.841	$18.508	$18.904	$17.731	$15.157	$13.864	$13.863	$12.834	$11.065
Number of Accumulation Units outstanding at end of period (in thousands)	464	502	589	652	816	1,248	1,543	2,038	2,547	2,985
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.970	$15.997	$16.513	$15.651	$13.520	$12.497	$12.629	$11.814	$10.294	$—
Accumulation Unit Value at end of period	$18.531	$16.970	$15.997	$16.513	$15.651	$13.520	$12.497	$12.629	$11.814	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	29	22	23	18	13	13	18	6	—

APP II-51

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.337	$25.276	$25.913	$23.862	$17.870	$15.642	$15.967	$14.568	$12.081	$18.237
Accumulation Unit Value at end of period	$32.760	$28.337	$25.276	$25.913	$23.862	$17.870	$15.642	$15.967	$14.568	$12.081
Number of Accumulation Units outstanding at end of period (in thousands)	86	96	114	122	166	188	246	318	397	388
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.379	$20.173	$20.899	$19.449	$14.719	$13.019	$13.430	$12.383	$10.377	$—
Accumulation Unit Value at end of period	$25.603	$22.379	$20.173	$20.899	$19.449	$14.719	$13.019	$13.430	$12.383	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	2	2	2	2	1	1	—	—	—
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.466	$15.089	$19.058	$21.101	$21.633	$19.413	$23.427	$20.233	$11.879	$25.516
Accumulation Unit Value at end of period	$24.141	$17.466	$15.089	$19.058	$21.101	$21.633	$19.413	$23.427	$20.233	$11.879
Number of Accumulation Units outstanding at end of period (in thousands)	40	43	53	68	89	153	179	238	269	225
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.057	$12.273	$15.664	$17.527	$18.158	$16.466	$20.082	$17.526	$10.399	$—
Accumulation Unit Value at end of period	$19.227	$14.057	$12.273	$15.664	$17.527	$18.158	$16.466	$20.082	$17.526	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.507	$12.825	$13.958	$15.984	$13.227	$11.385	$12.965	$12.171	$9.038	$15.426
Accumulation Unit Value at end of period	$15.488	$13.507	$12.825	$13.958	$15.984	$13.227	$11.385	$12.965	$12.171	$9.038
Number of Accumulation Units outstanding at end of period (in thousands)	144	165	188	211	238	243	292	391	557	591
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.701	$14.107	$15.515	$17.954	$15.015	$13.060	$15.030	$14.258	$10.699	$—
Accumulation Unit Value at end of period	$16.682	$14.701	$14.107	$15.515	$17.954	$15.015	$13.060	$15.030	$14.258	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	5	4	3	1	1	2	2	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.987	$14.842	$16.151	$16.913	$13.156	$11.059	$12.098	$11.464	$8.899	$15.701
Accumulation Unit Value at end of period	$18.616	$15.987	$14.842	$16.151	$16.913	$13.156	$11.059	$12.098	$11.464	$8.899
Number of Accumulation Units outstanding at end of period (in thousands)	189	223	266	303	373	559	716	947	1,118	1,396
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.544	$16.459	$18.100	$19.154	$15.057	$12.790	$14.140	$13.540	$10.621	$—
Accumulation Unit Value at end of period	$20.216	$17.544	$16.459	$18.100	$19.154	$15.057	$12.790	$14.140	$13.540	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	7	6	7	6	3	3	1	—
(a) Inception date April 15, 2017.

APP A-1

Appendix A - Product Comparison Information
In addition to the variable annuity Contract described in this prospectus, we offered other deferred individual variable annuities, each having different sales charges (if any), fees and investment options. The primary differences between the “Director M” and “Leaders” suites of variable annuities we currently offer generally relate to the investment options offered and mortality expense risk charges. We offered three contract variations that have a contingent deferred sales charge (these forms of contract are called “Outlook”, “Plus” and our base contract (which does not have a separate marketing name, but is sometimes referred to in this prospectus as the “Core” version)), one contract version has a front end sales charge (called “Edge”) and one contract version has no sales charge (called “Access”). We have not included information regarding our Edge Contract because it is offered through a very limited number of Financial Intermediaries.
Not all forms of contracts were offered through all Financial Intermediaries. This Appendix does not constitute and may not be used for the purpose of making any offer or solicitation for anyone of any form of variable annuity other than as specifically provided in this Prospectus. Presented below are some, but certainly not all, of the differentiating features between our individual deferred variable annuities. The form of Contract you select will be identified on your application and the contract issued to you. Consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the variable annuity product and underlying Fund prospectuses contain other information about variable annuities and investment options. Your investment professional can provide you with prospectuses or you can contact us to receive one. This and any of the other variable annuities referenced in this Appendix are underwritten and distributed by Hartford Securities Distribution Company, Inc. Member SIPC. Please read the prospectus carefully before investing.
I. Key Differences

	Minimum Initial Premium
Contract	Qualified Contract	Non- Qualified Contract	Sales Charge										Mortality & Expense Risk Charge(1)	Payment Enhancement	Maximum Up-Front Commission
Access	$10,000	$2,000	None										1.55%	No	2%
Core	$1,000	$1,000	Year	1	2	3	4	5	6	7	8+
			CDSC(2)	7%	7%	7%	6%	5%	4%	3%	0%		1.15%	No	7%
Outlook	$10,000	$2,000	Year	1	2	3	4	5+
			CDSC(2)	7%	6%	5%	4%	0%					1.50%	No	5.75%
Plus	$10,000	$2,000	Year	1	2	3	4	5	6	7	8	9+
			CDSC(2)	8%	8%	8%	8%	7%	6%	5%	4%	0%	1.50%	Yes(3)	6.5%

(1)
Excluded fees include administrative charges (up to 0.20%), annual maintenance fees (applies to contracts with anniversary/surrender contract values less than $50,000), premium taxes (0 - 3.5%) and optional benefit fees.

(2)
Each Premium Payment has its own Contingent Deferred Sales Charge (CDSC) schedule. Only amounts invested for less than the requisite holding period are subject to a CDSC. When a CDSC is applicable, only Surrenders in excess of the Annual Withdrawal Amount (AWA) will be subject to a CDSC. After the AWA deduction, surrenders will then be taken first: from earnings, second: from Premium Payments not subject to a CDSC, third: from 10% of Premium Payments still subject to a CDSC, fourth: from Premium Payments subject to a CDSC on a first-in-first-out basis, and fifth: from Payment Enhancements for Plus contracts only. A CDSC will not exceed your total Premium Payments.

The following Surrenders are NOT subject to a CDSC:

•
Annual Withdrawal Amount - Each Premium Payment has its own schedule of Contingent Deferred Sales charges; however, in any contract year you may able to take Partial Surrenders up to a certain percentage of your total Premium Payments without being subject to a Contingent Deferred Sales Charge. Please refer to your Contract for your specific Annual Withdrawal Percentage amounts and your Contingent Deferred Sales Charge schedule.

•
If you are a patient in a certified long-term care facility or other eligible facility - We will waive any CDSC for a partial or full Surrender if you, the joint Contract Owner or the Annuitant, are confined for at least 180 calendar days to a:

•	facility recognized as a general hospital by the proper authority of the state in which it is located or the Joint Commission on the Accreditation of Hospitals;

•	facility certified by Medicare as a hospital or long-term care facility; or

•	nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.
For this waiver to apply, you must:

•	have owned the Contract continuously since it was issued,

•	provide written proof of your eligibility satisfactory to us, and

•	request the Surrender within 91 calendar days of the last day that you are an eligible patient in a recognized facility or nursing home.

APP A-2

This waiver is not available if you, the joint Contract Owner or the Annuitant is in a facility or nursing home when you purchase or upgrade the Contract. We will not waive any CDSC applicable to any Premium Payments made while you are in an eligible facility or nursing home. This waiver may not be available in all states.

•	Upon death of the Annuitant or any Contract Owner(s) - No CDSC will be deducted if the Annuitant or any Contract Owner(s) dies.

•
Upon Annuitization - The CDSC is not deducted when you annuitize the Contract. However, we will charge a CDSC if the Contract is Surrendered during the CDSC period under an Annuity Payout Option which allows Surrenders.

•
For Required Minimum Distributions - This allows Annuitants who are age 70½ or older, with a Contract held under an IRA or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a CDSC for one year’s required minimum distribution for that Contract Year. All requests for Required Minimum Distributions must be in writing.

•
For substantially equal periodic payments - We will waive the CDSC if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59½.

•	Upon cancellation during the Right to Cancel Period - No CDSC will be deducted if you cancel your Contract during the Right to Cancel Period.

(3)
We add an additional sum to your Account Value equal to 3% of the Premium Payment if cumulative Premium Payments are less than $50,000 or 4% of the Premium Payment if cumulative Premium Payments are more than $50,000. If a subsequent Premium Payment increases cumulative Premium Payments to $50,000 or more, we will credit an additional Payment Enhancement to your Account Value equal to 1% of your Premium Payments. Payment Enhancements will be allocated to the same Accounts and in the same proportion as your Premium Payment. The cost of providing Payment Enhancements is included in the higher Mortality and Expense Risk Charges. Payment Enhancements will be recaptured if you:

•	Cancel your Contract during any “Free Look” period.

•	Annuitize your Contract, you will forfeit Payment Enhancements credited in the 24 months prior to the Annuity Commencement Date.

•	Request a full or partial Surrender under the CDSC exemption applicable when you are a patient in a certified long-term care facility or other eligible facility.

II. Investment Options

The following tables describe the investment options available by contract, including the Fund name, share class, fund objectives and the investment adviser and sub-adviser of each Fund. For additional information on each Fund, please refer to the Fund’s Prospectus.

1.	Hartford Leaders Access Series II/IIR	APP A - 3
2.	Hartford Leaders Access Series III	APP A - 6

APP A-3

1.	Hartford Leaders Access Series II/IIR:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
AIM Variable Insurance Funds
Invesco V.I. American Franchise Fund - Series I	Seeks capital growth	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Government Securities Fund - Series I	Seeks total return, comprised of current income and capital appreciation	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Core Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Growth Fund - Series I	Seeks capital growth	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Value Opportunities Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
American Funds Insurance Series
American Funds Asset Allocation Fund - Class 2	Seeks high total return (including income and capital gains), consistent with the preservation of capital over the long term	Capital Research and Management Company
American Funds Blue Chip Income and Growth Fund - Class 2	Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing	Capital Research and Management Company
American Funds Bond Fund - Class 2	Seeks to provide as high a level of current income as is consistent with the preservation of capital	Capital Research and Management Company
American Funds Global Bond Fund - Class 2	Seeks over the long term a high level of total return consistent with prudent investment management	Capital Research and Management Company
American Funds Global Growth and Income Fund - Class 2	Seeks to provide long-term growth of capital while providing current income	Capital Research and Management Company
American Funds Global Growth Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Global Small Capitalization Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Growth Fund - Class 2	Seeks to provide growth of capital	Capital Research and Management Company
American Funds Growth-Income Fund - Class 2	Seeks to achieve long-term growth of capital and income	Capital Research and Management Company
American Funds International Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds New World Fund - Class 2	Seeks long-term capital appreciation	Capital Research and Management Company
Franklin Templeton Variable Insurance Products Trust
Franklin Flex Cap Growth VIP Fund - Class 2	Seeks capital appreciation	Franklin Advisers, Inc.

APP A-4

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc., Sub-advised by Templeton Investment Counsel, LLC
Franklin Large Cap Growth VIP Fund - Class 2	Seeks capital appreciation	Franklin Advisers, Inc.
Franklin Mutual Global Discovery VIP Fund - Class 2	Seeks capital appreciation	Franklin Mutual Advisers, LLC, Sub-advised by Franklin Templeton Investment Management Limited
Franklin Mutual Shares VIP Fund - Class 2	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund - Class 2	Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Advisory Services, LLC
Franklin Small Cap Value VIP Fund - Class 2	Seeks long-term total return	Franklin Advisory Services, LLC
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Seeks long-term capital growth	Franklin Advisers, Inc.
Franklin Strategic Income VIP Fund - Class 1	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Advisers, Inc.
Templeton Developing Markets VIP Fund - Class 1	Seeks long-term capital appreciation	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth	Templeton Investment Counsel, LLC
Templeton Growth VIP Fund - Class 2	Seeks long-term capital growth	Templeton Global Advisors Limited
Hartford Series Fund, Inc.
Hartford Balanced HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
MFS® Variable Insurance Trust
MFS® Global Equity Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Growth Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Investors Trust Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Mid Cap Growth Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® New Discovery Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Research Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Total Return Bond Series - Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation	MFS Investment Management
MFS® Total Return Series - Initial Class	Seeks total return	MFS Investment Management
MFS® Value Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Variable Insurance Trust II
MFS® Core Equity Portfolio - Initial Class	Seeks capital appreciation	MFS Investment Management

APP A-5

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
MFS® High Yield Portfolio - Initial Class	Seeks total return with an emphasis on high current income, but also considering capital appreciation	MFS Investment Management
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Research International Portfolio - Initial Class	Seeks capital appreciation	MFS Investment Management

**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

APP A-6

2.	Hartford Leaders Access Series III:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
AIM Variable Insurance Funds
Invesco V.I. American Franchise Fund - Series I	Seeks capital growth	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Government Securities Fund - Series I	Seeks total return, comprised of current income and capital appreciation	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Core Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Growth Fund - Series I	Seeks capital growth	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Value Opportunities Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
American Funds Insurance Series
American Funds Asset Allocation Fund - Class 2	Seeks high total return (including income and capital gains), consistent with the preservation of capital over the long term	Capital Research and Management Company
American Funds Blue Chip Income and Growth Fund - Class 2	Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing	Capital Research and Management Company
American Funds Bond Fund - Class 2	Seeks to provide as high a level of current income as is consistent with the preservation of capital	Capital Research and Management Company
American Funds Global Bond Fund - Class 2	Seeks over the long term a high level of total return consistent with prudent investment management	Capital Research and Management Company
American Funds Global Growth and Income Fund - Class 2	Seeks to provide long-term growth of capital while providing current income	Capital Research and Management Company
American Funds Global Growth Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Global Small Capitalization Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Growth Fund - Class 2	Seeks to provide growth of capital	Capital Research and Management Company
American Funds Growth-Income Fund - Class 2	Seeks to achieve long-term growth of capital and income	Capital Research and Management Company
American Funds International Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds New World Fund - Class 2	Seeks long-term capital appreciation	Capital Research and Management Company
Franklin Templeton Variable Insurance Products Trust
Franklin Flex Cap Growth VIP Fund - Class 2	Seeks capital appreciation	Franklin Advisers, Inc.

APP A-7

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc., Sub-advised by Templeton Investment Counsel, LLC
Franklin Large Cap Growth VIP Fund - Class 2	Seeks capital appreciation	Franklin Advisers, Inc.
Franklin Mutual Global Discovery VIP Fund - Class 2	Seeks capital appreciation	Franklin Mutual Advisers, LLC, Sub-advised by Franklin Templeton Investment Management Limited
Franklin Mutual Shares VIP Fund - Class 2	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund - Class 2	Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Advisory Services, LLC
Franklin Small Cap Value VIP Fund - Class 2	Seeks long-term total return	Franklin Advisory Services, LLC
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Seeks long-term capital growth	Franklin Advisers, Inc.
Franklin Strategic Income VIP Fund - Class 1	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Advisers, Inc.
Templeton Developing Markets VIP Fund - Class 1	Seeks long-term capital appreciation	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth	Templeton Investment Counsel, LLC
Templeton Growth VIP Fund - Class 2	Seeks long-term capital growth	Templeton Global Advisors Limited
Hartford Series Fund, Inc.
Hartford Balanced HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
MFS® Variable Insurance Trust
MFS® Global Equity Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Growth Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Investors Trust Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Mid Cap Growth Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® New Discovery Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Research Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Total Return Bond Series - Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation	MFS Investment Management
MFS® Total Return Series - Initial Class	Seeks total return	MFS Investment Management
MFS® Value Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Variable Insurance Trust II
MFS® High Yield Portfolio - Initial Class	Seeks total return with an emphasis on high current income, but also considering capital appreciation	MFS Investment Management

APP A-8

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Research International Portfolio - Initial Class	Seeks capital appreciation	MFS Investment Management

**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

APP B-1

Appendix B — The Hartford’s Lifetime Income Builder
Objective
Protect your investment from poor market performance through potential annual Benefit Amount increases and provide income through predetermined periodic payments based either on a set schedule or your lifetime.
How does this rider help achieve this goal?
This rider (called the Unified Benefit Rider in your Contract) provides a single Benefit Amount payable as two separate but bundled benefits which form the entire benefit. In other words, this rider is a guarantee of the Benefit Amount that you can access two ways:

•
Withdrawal Benefit allows (a) Benefit Payments: a series of withdrawals which may be paid annually until the Benefit Amount is reduced to zero or (b) Lifetime Benefit Payments: a series of withdrawals which may be paid annually until the death of any Owner if the older Owner (or Annuitant if the Contract Owner is a trust) is age 60 or older. The Benefit Payments and Lifetime Benefit Payments may continue even if the Contract Value is reduced to zero; and/or

•
Guaranteed Minimum Death Benefit (“GMDB”). The GMDB is equal to the greater of the Benefit Amount or the Contract Value if the Contract Value is greater than zero. Depleting the Benefit Amount by taking Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy this rider?
The Hartford’s Lifetime Income Builder is closed to new investors (including existing Owners).
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The fee for this rider is based on your then current Benefit Amount. This additional charge will automatically be deducted from your Contract Value on each Contract Anniversary. The charge is withdrawn from each Sub-Account and the Fixed Account in the same proportion that the value of the Sub-Account bears to the total Contract Value. The charge is deducted after all other financial transactions and any Benefit Amount increases are made. Once you elect this benefit, we will continue to deduct the charge until we begin to make Annuity Payouts. The rider charge may limit access to Fixed Accounts in certain states.
We reserve the right to increase the charge up to a maximum rate of 0.75% any time on or after your fifth Contract Anniversary or five years from the date from which we last notified you of a fee increase, whichever is later. If we increase this charge, you will receive advance notice of the increase and will be given the opportunity to suspend this and future charge increases. If you suspend any charge increase, you will no longer receive automatic Benefit Amount increases. If we do not receive notice from you to suspend the increase, we will automatically assume that automatic Benefit Amount increases will continue and the new charge will apply. Within 30 days prior to subsequent Contract Anniversaries, you may re-start automatic Benefit Amount increases at the charge in effect since your most recent notification. If you Surrender prior to a Contract Anniversary, a pro rata share of the charge will be assessed and will be equal to the charge multiplied by the Benefit Amount prior to the Surrender, multiplied by the number of days since the last charge was assessed, divided by 365.
You may decline the fee increase and permanently waive automatic Benefit Amount increases by:

•	Notifying us in writing, verbally or electronically, if available.

•
Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.

•	We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

•	We will only honor notifications from the Owner or joint Owner and not through your broker.

•
If you decline the fee increase we will suspend automatic Benefit Amount increases. You can re-start automatic Benefit Amount increases within 30 days of your Contract Anniversary if you accept the rider fee currently in effect.

•	If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.
Does the Benefit Amount/Payment Base change under this rider?
Yes. The initial Benefit Amount equals your initial Premium Payment. The Benefit Amount will be adjusted in the future through your actions as well as ours. The Benefit Amount will be increased as a result of automatic Benefit Amount increases or subsequent Premium Payments. However, if Surrenders have been taken, your new Benefit Payment may not be greater than your Benefit Payment prior to the Surrender. The Benefit Amount will be decreased as a result of any Surrenders and potentially, any changes in ownership.

APP B-2

•
Automatic Benefit Amount increases. We may increase the Benefit Amount on each Contract Anniversary (referred to as “automatic Benefit Amount increases”), depending on the investment performance of your Contract. To compute this percentage, we will divide your Contract Value on the then current Contract Anniversary by the Maximum Contract Value and then reduce by 1. In no event will this factor be less than 0% or greater than 10%. Automatic Benefit Amount increases will not take place if the investment performance of your Sub-Accounts is neutral or negative. Automatic Benefit Amount increases will continue until the earlier of the Contract Anniversary immediately following the older Owner’s or Annuitant’s 75th birthday or the Annuity Commencement Date.

•
Subsequent Premium Payments. When subsequent Premium Payments are received, the Benefit Amount will be increased by the dollar amount of the subsequent Premium Payment. However, if Surrenders have been taken your new Benefit Payment may not be greater than your Benefit Amount prior to the Surrender.

•	Surrenders. When a Surrender is made, the Benefit Amount will be equal to the amount determined in either (A), (B) or (C) as follows:

A.
If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

B.
If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income program to satisfy Required Minimum Distributions, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

C.
If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Amount is re-calculated to the greater of zero or the lesser of (i) or (ii) as follows:

(i)	the Contract Value immediately following the Surrender; or

(ii)	the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

•	Benefit Amount limits. Your Benefit Amount cannot be less than zero or more than $5 million. Any sums in excess of this ceiling will not be included for any benefits under this rider.
Since the Benefit Amount is a central source for both benefits under this rider, taking withdrawals will lessen or eliminate the Guaranteed Minimum Death Benefit. Refer to the Examples included in Appendix I for a more complete description of these effects.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. The following section describes both Benefit Payments and Lifetime Benefit Payments which together comprise the Withdrawal Benefit.

•	Benefit Payments
Under this option, Surrenders may be taken immediately as a Benefit Payment that is initially set equal to 5% annually of the initial Benefit Amount. The Benefit Payment is the amount guaranteed for withdrawal each Contract Year until the Benefit Amount is reduced to zero (even if the Contract Value is first reduced to zero). We support this guaranteed payment through our General Account which is subject to our claims paying ability and other liabilities as a company.
The Benefit Payment can be taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable Contingent Deferred Sales Charge.
Whenever a Surrender is taken during any Contract Year, the Benefit Payment will be adjusted to equal the amount in either (A), (B) or (C) as follows:

A.
If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Payment until the next Contract Anniversary is equal to the lesser of the Benefit Payment immediately prior to the Surrender or the Benefit Amount immediately after the Surrender.

B.
If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of (A) will apply.

C.
If total Surrenders since the most recent Contract Anniversary are more than the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Payment will be re-calculated to equal the Benefit Amount immediately following the Surrender multiplied by 5%.

If you choose an amount less than the Benefit Payment in any Contract Year, the remaining annual Benefit Payment cannot be carried forward to the next Contract Year. You may elect to take Benefit Payments at any time provided that the Benefit Amount is greater than zero.

APP B-3

If you make a subsequent Premium Payment, the Benefit Payment will be re-calculated to equal 5% of the Benefit Amount immediately after the subsequent Premium Payment is made. Subsequent Premium Payments may decrease instead of increase the Benefit Payment. See Example 10 in Appendix I for more information
If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary, we will automatically re-calculate the Benefit Payment to the greater of the Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase multiplied by 5%. If you are enrolled in our Automatic Income Program you must request in writing to increase the amount being withdrawn.
If Surrenders are less than or equal to the Benefit Payment but result in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules if the Benefit Amount is greater than zero. However, if the Benefit Amount is zero and the Contract Value remaining after any Surrender is also less than our minimum amount rules then in effect, we may terminate the Contract and pay you the Surrender Value.

•	Lifetime Benefit Payments
Under this option, Surrenders may be taken as Lifetime Benefit Payments that are initially equal to 5% annually of the Benefit Amount on the Contract Anniversary immediately following the older Owner’s 60th birthday or 5% of the initial Benefit Amount if the older Owner is 60 or older at the rider’s effective date The Lifetime Benefit Payment is the amount guaranteed to be available for withdrawal each Contract Year until the first death of any Owner (even if the Contract Value is reduced to zero). We support this payment through our General Account which is subject to our claims paying ability and other liabilities as a company.
The Lifetime Benefit Payment can be taken on any payment schedule that you request.
Lifetime Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Lifetime Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Lifetime Benefit Payment include any applicable Contingent Deferred Sales Charge.
Whenever a Surrender is taken after the Contract Anniversary immediately following the older Owner’s 60th Birthday, the Lifetime Benefit Payment will be equal to the amount determined in either (A), (B) or (C) as follows:

A.
If total Surrenders since the most recent Contract Anniversary are equal to or less than the Lifetime Benefit Payment, the Lifetime Benefit Payment is equal to the Lifetime Benefit Payment immediately prior to the Surrender.

B.
If total Surrenders since the most recent Contract Anniversary exceed the Lifetime Benefit Payment as a result of enrollment in our Automatic Income program to satisfy Required Minimum Distributions, the provisions of (A) will apply.

C.
If total Surrenders since the most recent Contract Anniversary are more than the Lifetime Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Lifetime Benefit Payments will be re-calculated to equal the Benefit Amount immediately following the partial Surrender multiplied by 5%.

If you choose an amount less than the Lifetime Benefit Payment in any Contract Year, the remaining annual Lifetime Benefit Payment cannot be carried forward to the next Contract Year.
Lifetime Benefit Payments will be available until the first death of any Owner. If the Contract Value is reduced to zero, Lifetime Benefit Payments will automatically continue under this Fixed Lifetime and Period Certain Annuity Payout.
If you make a subsequent Premium Payment after the Contract Anniversary immediately following the older Owner’s 60th birthday, the Lifetime Benefit Payment will be re-calculated to equal 5% of the Benefit Amount after the subsequent Premium Payment is made.
If Surrenders are not taken prior to the Contract Anniversary immediately following the older Owner’s 60th birthday, the Lifetime Benefit Payment will equal the Benefit Payment. If Surrenders are taken prior to the Contract Anniversary immediately following the older Owner’s 60th birthday, the Lifetime Benefit Payment may be less than the Benefit Payment. The greater of the Benefit Payment or Lifetime Benefit Payment can be taken.
If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary after the older Owner’s 60th birthday, we will automatically re-calculate the Lifetime Benefit Payment to equal the greater of the Lifetime Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase multiplied by 5%.
If a Surrender is less than or equal to the Lifetime Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules. However, if the Contract Value remaining after any Surrender is less than our minimum amount rules then in effect and the Benefit Amount and your Lifetime Benefit Payments have been reduced to zero, we may terminate the Contract and pay the Surrender Value.
Is this rider designed to pay you Death Benefits?
Yes. This rider includes a Guaranteed Minimum Death Benefit that replaces the standard Death Benefit. The GMDB is equal to the greater of the Benefit Amount or the Contract Value on the date due proof of death is received by us.

APP B-4

The Death Benefit is payable at the first death of an Owner or Annuitant.
Does this rider replace standard Death Benefits?
Yes. This rider replaces the standard Death Benefit.
Can you revoke this rider?
No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
What effect do Full Surrenders have on your benefits under this rider?
You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value at the time you request a Surrender with any applicable charges deducted and not the Benefit Amount, Lifetime Benefit Payment or the Benefit Payment amount you would have received under this rider.
If you still have a Benefit Amount or Lifetime Benefit Payment Amount after you Surrender all of your Contract Value (following the provisions or the rider) or your Contract Value is reduced to zero, we will issue a payout annuity. If the Owner is a natural person we will treat the Owners(s) as the Annuitant for purposes of this annuity. If there is more than one Annuitant, the annuity will be on a first-to-die basis (joint and 0% survivor annuity). You may elect to have the Benefit Amount or Lifetime Benefit Payment paid to you under either the Fixed Period Certain Annuity Payout or the Fixed Lifetime and Period Certain Annuity Payout Option. The election is irrevocable.
Under certain circumstances Hartford had permitted certain Contract Owners to reinstate their Contracts (and certain riders) when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to Hartford. Effective October 4, 2013, we will no longer allow Contract Owners to reinstate their Contracts (or riders) when a Contract Owner requests a Surrender (either full or Partial), except as noted in the section “Are there restrictions on how you must invest?”
If your Benefit Payment or your Lifetime Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.
What happens if you change ownership?
Any ownership change made prior to the first anniversary of the rider effective date will have no impact on the Benefit Amount, but the Lifetime Benefit Payment may change as long as the new Owner(s) and Annuitant are less than age 76 at the time of the change. The Lifetime Benefit Payment may change based on the age of the new owner.
An ownership change after the first Contract Anniversary that causes a re-calculation in the benefits as long as the older Owner after the change is less than age 76 at the time of the change will automatically result in either (A) or (B):

(A)	If this rider is not currently available for sale, we will continue the existing rider for the GMDB only and the Withdrawal Benefit will terminate. This rider charge will then discontinue.

(B)
If this rider is currently available for sale, we will continue the existing rider with respect to all benefits at your current charge. The Benefit Amount will be re-calculated to the lesser of the Contract Value or the Benefit Amount on the date of the change. The Benefit Payment and Lifetime Benefit Payment will be re-calculated on the date of the change.

If the older Owner is age 76 or greater at the time of an ownership change, this rider will continue with respect to the GMDB only and the Withdrawal Benefit will terminate. The GMDB will be modified to equal Contract Value only and the Rider charge will discontinue.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the Beneficiary is the deceased Owner’s Spouse at the time of death, the Spouse may continue the Contract and we will adjust the Contract Value to the amount we would have paid as a Death Benefit payment (the greater of the Contract Value and the Benefit Amount). If the Spouse elects to continue the Contract and is less than age 76 at the time of the continuation, then either (A) or (B) will automatically apply:

(A)
If this rider is not currently available for sale, we will continue the existing The Hartford’s Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate and the rider charge will discontinue.

(B)
If this rider is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount and Maximum Contract Value will be re-calculated to the Contract Value on the continuation date. The Benefit Payments and Lifetime Benefit Payments will be re-calculated on the continuation date.

If the Spouse elects to continue the Contract and is age 76 or greater at the time of the continuation, this rider will continue with respect to the GMDB only and the Withdrawal Benefits will terminate. The GMDB will be modified to equal Contract Value only and the rider charge will discontinue. Spousal Contract continuation will only apply one time for each Contract.

APP B-5

What happens if you annuitize your Contract?
If you annuitize your Contract, you may choose any of those Annuity Payout Options offered in the Contract. The amount used for calculating Annuity Payout Options will be the Contract Value. In other words, you will forfeit any difference between your Contract Value and Benefit Amount by voluntarily annuitizing before the maximum Annuity Commencement Date.
If the annuity reaches the maximum Annuity Commencement Date the Contract will automatically be annuitized unless we and the Owner(s) agree to extend the Annuity Commencement Date, which approval may be withheld or delayed for any reason. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under The Hartford’s Lifetime Income Builder rules applicable when the Contract Value equals zero.

•	Fixed Period Certain Payout Option
If your Contract Value goes to zero, you are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined by dividing the Benefit Amount by the Benefit Payment. The total amount payable under this Annuity Payout Option will equal the Benefit Amount. This annualized amount will be paid over the determined number of years. The frequency of payments you may elect will be among those offered by us at that time but will be no less frequently than annually. The amount payable in the final year of payments may be less than the prior year’s annual amount payable so that the total amount of the payouts will be equal to the Benefit Amount. If, at the death of the any Annuitant, payments have been made for less than the stated number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments in accordance with the Code and the Owner’s last instructions on record.
These options may not be available if your contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, these options will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time these options become effective. Such life expectancy will be computed under the mortality table then in use by Us.

•	Fixed Lifetime and Period Certain Payout Option
If your Contract Value goes to zero and the Owner(s) are alive and age 60 or older, you are entitled to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years. The minimum number of years that payments will be made is determined on the Annuity Calculation Date by dividing the Benefit Amount by the Lifetime Benefit Payment. The total minimum amount payable under this option will equal the Benefit Amount. This Lifetime Benefit Payment amount will be paid over the greater of the minimum number of years, or until the death of any Annuitant. The frequency of payments you may elect will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the minimum number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments in accordance with the Code and the Owner’s last instructions on record.
These options may not be available if your contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, these options will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time these options become effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal benefit of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D, on and after October 4, 2013 the living benefit feature of the rider will be revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law, we may modify, add, delete, or substitute, the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while either rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment requirement or restriction will result in revocation of the rider. If the rider is revoked by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the rider will not terminate any concurrent guaranteed minimum death benefit rider.
If the rider is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have

APP B-6

a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
Are there restrictions on the amount of subsequent Premium Payments?
No.
Can we aggregate contracts?
For purposes of determining the Benefit Amount under this rider, we reserve the right to treat one or more Contracts issued by us to you with any optional Withdrawal Benefit rider in the same calendar year as one Contract. Accordingly, if we elect to aggregate Contracts, we will change the period over which we measure withdrawals against the Benefit Payment.
Other information
For examples of how this rider works, see “Appendix I.”
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	The benefits under this rider cannot be directly or indirectly assigned, pledged, collateralized or securitized in any way. Any such actions will invalidate this rider.

•
Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use. For instance, if you deplete your Benefit Amount through Surrenders, whether voluntarily or as a result of Required Minimum Distributions, you will reduce your Death Benefit. If your Contract Value is zero as of the date of due proof of death, there will be no Death Benefit. This may be of special concern to seniors.

•
Inasmuch as Withdrawal Benefits may reduce or eliminate the GMDB, electing this rider as part of an investment program involving a qualified plan may not make sense unless, for instance, other features of this Contract such as Withdrawal Benefits and access to Funds, outweigh the absence of additional tax advantages from a variable annuity.

•
Annuitizing your Contract, whether voluntarily or not, will impact these benefits. First, annuitization shall eliminate the Guaranteed Minimum Death Benefit. Second, annuitization will terminate any Withdrawal Benefits which will be converted into annuity payments according to the annuitization option chosen. Accordingly, Lifetime Benefit Payments could be replaced by another “lifetime” payout option and will not be subject to automatic Benefit Amount increases.

•	Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.

•	Purchasing this rider is a one time only event and cannot be undone later. If you elect this rider you will not be able to elect standard Death Benefits or optional riders other than MAV Plus.

•
Any additional contributions made to your Contract after withdrawals have begun will cause the Benefit Amount to be recalculated. If an additional contribution is made, the Benefit Amount will be recalculated to equal the remaining Benefit Amount plus the additional contribution, which could be more or less than the original Benefit Amount and could change the amount of your Benefit Payments or Lifetime Benefit Payments, as the case may be.

•
Spouses who are not a joint Owner or Beneficiary may find continuation of this rider to be unavailable or unattractive after the death of the Owner-Spouse. Continuation of the options available in this rider is dependent upon its availability at the time of death of the first Owner-Spouse and will be subject to then prevailing charges.

•	Certain ownership changes may result in a reduction of benefits.

•
Annuitizing your Contract instead of receiving Benefit Payments or Lifetime Benefit Payments will forfeit any increases in your Benefit Amount over your Contract Value. Voluntary or involuntary annuitization will terminate Lifetime Benefit Payments. Annuity Payout Options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•	Finally, we may increase the charge for this rider on or after the fifth Contract Anniversary or five years since your last increase notification, whichever is later.

•	There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime

APP B-7

Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

APP C-1

Appendix C — The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios
The Annuity Commencement Date Deferral Option is not available if you have elected either of The Hartford's Lifetime Income Builder Selects or The Hartford's Lifetime Income Builder Portfolios riders.
Objective
The objective of these two different riders is to (i) protect your investment from poor market performance; (ii) provide longevity protection through Lifetime Benefit Payments; and (iii) provide Death Benefit protection.
How do the riders help achieve this goal?

•
Lifetime Withdrawal Feature. Provided you follow the rules below, the riders provide a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s Lifetime Income Eligibility Date until the first death of any Covered Life (“Single Life Option”) or until the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the rider chosen:

Lifetime Income	=	Payment Base or Contract Value, whichever is higher	x	Withdrawal Percent
Builder Selects
- or -
Lifetime Income	=	Payment Base	x	Withdrawal Percent
Builder Portfolios

•
Guaranteed Minimum Death Benefit. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments (adjusted for partial Surrenders) or Contract Value as of the date due proof of death is received by us for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy the riders?
The Hartford’s Lifetime Income Builders Selects and The Hartford's Lifetime Income Builders Portfolios are closed to new investors (including existing Owners).
When you buy either rider, you must provide us with the names and date of birth of the Owner, any joint Owner, Annuitant and Beneficiary. We then determine who the “Relevant Covered Life” and other “Covered Lives” will be when establishing the Withdrawal Percent.

•
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.

•
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner, and his or her Spouse is the joint Owner or Beneficiary.

•
The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.

The maximum age of any Contract Owner or Annuitant when electing either rider is 80. These age restrictions also apply to the Beneficiary when the Joint/Spousal Option is chosen.
Does electing either rider forfeit your ability to buy other riders?
Yes. If you elected either rider, you could not elect any rider other than MAV Plus (MAV only in applicable states). You may not elect the Annuity Commencement Date Deferral Option if you elected either of The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios.
How is the charge for either rider calculated?
The fee for the riders is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary after your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for the riders will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.

APP C-2

We reserve the right to increase the charge for either or both riders (and any option) up to the maximum fees described in the Synopsis at any time 12 months after either rider’s effective date. Any future fee increase will be based on the charge that we are then currently charging other customers who have not previously elected such rider.
Fee increases will not apply if (a) the age of the Relevant Covered Life is 81 or older; (b) you notify us of your election to permanently waive automatic Payment Base increases as described below; or (c) we convert your benefits based on our Minimum Amount rules defined in your Contract. This fee may not be the same as the fee that we charge new purchasers.
Subject to the foregoing limitation, we also reserve the right to charge a different fee for either rider (or options) to any new Contract Owners as a result of a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.
You will receive advanced notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:

•	Notifying us in writing, verbally or electronically, if available.

•
Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuiness of any election.

•	We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

•	We will only honor notifications from the Owner or joint Owner and not through your broker.

•
Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.

•	If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.

•	If you decline the fee increase, and defer withdrawals for at least five years, the Withdrawal Percentage will continue to be reset when a new age band is reached according to the rider’s rules.
Does the Payment Base change under either rider?
Yes, your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored-exchange program. Your Payment Base will fluctuate based on:

•	automatic Payment Base increases; and

•	subsequent Premium Payments; and

•
partial Surrenders (including partial Surrenders taken prior to the Lifetime Income Eligibility Date or if the amount of the partial Surrender exceeds either your Threshold or Lifetime Benefit Payment amount).

•
Automatic Payment Base Increase: Your automatic annual Payment Base increase varies depending on whether you choose The Hartford’s Lifetime Income Builder Selects or The Hartford’s Lifetime Income Builder Portfolios. The following table describes how these options operate:

	The Hartford's Lifetime Income Builder Selects	The Hartford's Lifetime Income Builder Portfolios
New Payment Base	[(current Anniversary Value (prior to the rider charge being taken) divided by your prior Payment Base)] multiplied by your prior Payment Base	The higher of current Anniversary Value (prior to the rider charge being taken) or Payment Base
Annual Payment Base increase limits	0% - 10%	Unlimited
We will determine if you are eligible for annual automatic Payment Base increases on each Contract Anniversary. Automatic Payment Base increases will cease upon the earliest of:

•	your Annuity Commencement Date;

•	the Contract Anniversary immediately following the Relevant Covered Life’s attained age of 90; or

•	You waive your right to receive automatic Payment Base increases.
Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under either rider. See Examples 16 and 17 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.

•
Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis. See Examples 10 and 11 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.

APP C-3

•
Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior to the Lifetime Income Eligibility Date, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable limits as discussed below:

A.
If cumulative partial Surrenders taken during any Contract Year and prior to the Lifetime Income Eligibility Date, are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders taken after the Lifetime Income Eligibility Date are equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

C.
For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

See Examples 3-9 and 12-15 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I

•
Covered Life changes may also trigger a recalculation of your Payment Base, Lifetime Benefit Payment, Guaranteed Minimum Death Benefit and rider fees. See “What happens if you change ownership?” below.

•
Option Conversion. We reserve the right to offer a one-time only conversion from The Hartford’s Lifetime Income Builder Selects to The Hartford’s Lifetime Income Builder Portfolios, or vice versa, on or after the first Contract Anniversary after the rider has been in effect and prior to the Relevant Covered Life’s reaching attained age 81. Your then current Payment Base will be your new Payment Base for the purposes of the converted rider. This conversion will go into effect on the next following Contract Anniversary. A conversion notice must be received by us in good order between 30 days prior to, or within 15 days after, a Contract Anniversary. This privilege may be withdrawn at our sole discretion at any time without prior notice. The rider fee and any associated restrictions will be based on the rider then in effect. You may rescind your election within 15 days after making your election. Upon rescission; however, your Payment Base will be reset at the lower of the then applicable Payment Base or the Contract Value at the time of rescission. Rescission of a conversion option may therefore result in a permanent reduction of benefits. Once rescinded, this privilege will be terminated.

•	Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Is either rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, withdrawals taken prior to the Lifetime Income Eligibility Date are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish Lifetime Benefit Payments and Guaranteed Minimum Death Benefits.
As shown in the following table, the Withdrawal Percent for all partial Surrenders taken before the Lifetime Income Eligibility Date will be 5% (Single Life Option) or 4.5% (Joint/Spousal Option). In contrast, the Withdrawal Percent for partial Surrenders taken after the Lifetime Income Eligibility Date will be based on the chronological age of the Relevant Covered Life at the time of the first withdrawal as shown below:

	Withdrawal Percent
Relevant Covered Life Attained Age	Single Life Option	Joint/Spousal Option
<59½ - 64	5.0%	4.5%
65 - 69	5.5%	5.0%
70 - 74	6.0%	5.5%
75 - 79	6.5%	6.0%
80 - 84	7.0%	6.5%
85 - 90	7.5%	7.0%
90+	8.0%	7.5%
Except as provided below, the Withdrawal Percent will be based on the chronological age of the Relevant Covered Life at the time of the first Surrender.

1.	If a partial Surrender HAS NOT been taken, your new Withdrawal Percent will be effective on the next birthday that brought the Relevant Covered Life into a new Withdrawal Percent age band; or

APP C-4

2.
If you have deferred taking partial Surrenders for five years from the date you purchased this rider, your new Withdrawal Percent will be effective on the next birthday that brings the Relevant covered Life into a new Withdrawal Percent age band. Your new Withdrawal Percent will thereafter continue to change based on the age of the Relevant Covered Life as shown on the table above regardless of whether partial Surrenders are taken after such five year period or;

3.
If the preceding requirements in (1) or (2) have not been met, your new Withdrawal Percent will be effective as of the Contract Anniversary when the next automatic Payment Base increase occurs due to market performance after the birthday that brings the Relevant Covered Life into a new Withdrawal Percent age band.

If you meet the deferral requirements above, you will not forfeit your right to automatic Withdrawal Percent increases even if you decline future fee increases.
Please refer to Example 24 in The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios Examples Appendix for more information.
Is either rider designed to pay you Death Benefits?
Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments adjusted for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of either rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. If the Lifetime Withdrawal Feature is revoked, we will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Feature was revoked, in proportion to the reduction in Contract Value due to such partial Surrender, and you will no longer be subject to the rider's Investment Restrictions (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)). For Joint/Spousal election of either rider, no Death Benefit will be available when a Relevant Covered Life is the Beneficiary and the Beneficiary dies.
Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

A.
If cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders after the Lifetime Income Eligibility Date are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

C.
For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled “Can your Spouse continue your Lifetime Withdrawal Feature” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
Does either rider replace the standard Death Benefit?
Yes, it permanently replaces the standard Death Benefit. The Guaranteed Minimum Death Benefit will be reset to equal Contract Value when there is a Covered Life change that exceeds the permissible age limitation under either rider. This may also occur for the Single Life Option when the spouse elects Spousal Contract continuation and the new Covered Life exceeds the age limit.
Can you revoke this rider?
Yes. You may elect to revoke the Lifetime Withdrawal Feature at any time subject to state availability and only the Guaranteed Minimum Death Benefit shall continue to apply. You may not revoke the Guaranteed Minimum Death Benefit, although the Guaranteed Minimum Death Benefit will be reduced and/or eliminated due to partial withdrawals. We may revoke the Lifetime Withdrawal Feature under the Covered Life change, Spousal Contract continuation and Investment Restrictions provisions (if applicable to your contract (see the “State Variations” provision in the “Miscellaneous” section )). Additionally, we may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.
If the Lifetime Withdrawal Feature is revoked:

•	It cannot be re-elected;

•	You will not receive any Lifetime Withdrawal Payments;

APP C-5

•
We will continue the Guaranteed Minimum Death Benefit only. We will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Feature was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;

•	You will no longer be subject to this rider’s Investment Restrictions; and

•	You become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
On the date the Lifetime Withdrawal Feature is revoked, a prorated share of the rider charge will be assessed. After that, the rider charge will no longer be assessed. If you elected the single life option, and the Lifetime Withdrawal Feature is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Feature include:  whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Feature payments (the benefit may not be reinstated after it is revoked); whether you wish to cease paying the fees associated with the Lifetime Withdrawal Feature (keep in mind that you have been paying fees for the Lifetime Withdrawal Feature since the effective date of the rider), whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Feature (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)); and whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the Guaranteed Minimum Death Benefit. As described in the “Is this rider designed to pay you Death Benefits?” section, partial surrenders taken while the Lifetime Withdrawal Feature is in effect reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis or on a proportionate basis (in proportion to the reduction in Contract Value due to such partial withdrawal) depending on when you take withdrawals and/or the amount of cumulative withdrawals.  Partial withdrawals taken after you revoke the Lifetime Withdrawal Feature will reduce the Guaranteed Minimum Death Benefit on a proportionate basis. If your Account Value is less than your Guaranteed Minimum Death Benefit at the time of a partial withdrawal then reducing the Guaranteed Minimum Death Benefit on a proportionate basis will result in a greater reduction in the Guaranteed Minimum Death Benefit than if a dollar-for-dollar reduction was taken. You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Feature.
Please see “Can your Spouse continue your Lifetime Withdrawal Feature?” and “Are there restrictions on how you must invest?” for more information.
What effect does partial or full Surrenders have on your benefits under this rider?
Please refer to “Does the Benefit Amount/Payment Base change under either rider?” for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under either rider.
Prior to the Annuity Commencement Date, if on any Contract Anniversary your Contract Value, due to investment performance, is reduced below an amount equal to the greater of the Contract minimum amount stated under your Contract or one of your Lifetime Benefit Payments, or if on any Valuation Day, as a result of a Partial Surrender, your Contract Value is reduced below an amount equal to the greater of the Contract minimum amount stated under your Contract or one of your Lifetime Benefit Payments, then the following will occur:

1.
You must transfer your remaining Contract Value to an asset allocation model, investment program, Sub-Account(s), fund of funds Sub-Account(s), or other investment vehicle approved by us for purposes of the minimum amount rule.

a.	One of the approved investment vehicles, as described above, must be elected within 10 days from the date the minimum amount was reached.

b.	If we do not receive your election within the above stated time frame, you will be deemed to have irrevocably authorized us to move your remaining Contract Value into the Money Market Sub-account.

c.
If you choose not to participate in one of the approved investment vehicles, then we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed and the Contract will be fully terminated.

2.	Once the Contract Value is transferred to an approved investment vehicle, the following rules will apply:

a.
You will receive your Lifetime Benefit Payment, which will be equal to your Lifetime Benefit Payment at the time your Contract Value reduces below the rider minimum amount rules at the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually.

b.	Ongoing Lifetime Benefit Payments will no longer reduce your Contract Value.

c.
Ongoing Lifetime Benefit Payments will continue to reduce the remaining Guaranteed Minimum Death Benefit on your Contract. At the death of any Owner, Joint Owner or Annuitant, the greater of the Contract Value or the Guaranteed Death Death Benefit will be paid out as a lump sum settlement unless Spousal Contract continuation is available and elected.

d.	We will no longer accept subsequent Premium Payments.

APP C-6

e.	We will waive the Annual Maintenance Fee and Rider Charge on your Contract.

f.	Automatic Increases on Contract anniversary will no longer apply.

g.
If any amount greater than a Lifetime Benefit Payment is requested within a Contract Year, we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed, the Contract will be terminated and the Guaranteed Minimum Death Benefit will be lost.

See Examples 21 and 22 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.
What happens if you change ownership?
Inasmuch as this rider is affected by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the applicable rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.
After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change. The charge for this rider will remain the same.
Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change. The charge for this rider will remain the same.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

A.
If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Lifetime Withdrawal Feature of either rider and continue the Guaranteed Minimum Death Benefit only. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

B.
If the older Covered Life after the change exceeds the maximum age limitation of either rider at the time of the change, or we no longer offer either rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then:

A.
If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value; or

B.
If we no longer offer such rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Lifetime Withdrawal Feature will be revoked. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

C.
If we offer such rider, then we will use the attained age of the older Covered Life as of the date of the Covered Life change to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change.

If such rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.

APP C-7

Single Life Option Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Lifetime Withdrawal Feature?

•	Single Life Option:
If a Covered Life dies and the sole Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and such rider, we will continue the rider with respect to all Lifetime Withdrawal Features at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81

APP C-8

or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.
If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Feature and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
Either rider is designed to facilitate the continuation of your rights under the rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

•	The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date;

•
The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date; and

•	The Lifetime Benefit Payment will be recalculated.
The remaining Covered Life can not name a new owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. Either rider will terminate upon the death of the remaining Covered Life.
See Examples 18 and 19 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.
What happens if you annuitize your Contract?
You may continue your Lifetime Benefit Payment provided under this rider by electing the Life Annuity Payout Option. This annuitization option will not be available if you have revoked your Withdrawal Feature. Alternatively, you may choose any of the annuitization options provided under your Contract. In this instance, you will forfeit the Lifetime Benefit Payments provided under this rider.
Annuity Payout Options under this rider:

•	Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.
If the older Annuitant is younger than age 59½, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
If the Annuitant and joint Annuitant are alive and the older Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by your Lifetime Benefit Payment on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to your Lifetime Benefit Payment on the Annuity Commencement Date. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

•	Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.

APP C-9

If the younger Annuitant is alive and younger than age 59½, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by your Lifetime Benefit Payment on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to your Lifetime Benefit Payment on the Annuity Commencement Date. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes, as described below:
Lifetime Income Builder Selects
Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments must be invested in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal benefit of the rider. Your allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D on and after October 4, 2013 the withdrawal benefit of your rider will be revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by applicable law we may modify, add, delete, or substitute (to the extent permit by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
Lifetime Income Builder Portfolios
Your Contract Value must be invested in one or more Programs and in an approved model portfolio, Funds or other investment vehicles established from time to time. Permissible portfolios, Funds, Programs or other investment vehicles are described in Appendix H. Not all model portfolios or Programs are available through all Financial Intermediaries.
To the extent permitted by applicable law, we may, in our sole discretion, add, replace or alter Funds, Programs and model portfolios from time to time. You will be provided with advance notification of any investment restriction changes. Changes may be made on a prospective basis with respect to any additional Premium Payments received.

APP C-10

While you may switch from model portfolio to model portfolio, you cannot pick and choose Funds within any model portfolios nor may you specify which Funds should be redeemed to satisfy the Lifetime Withdrawal Feature. You may provide written investment instructions to invest Contract Value in a manner that violates these investment restrictions. Any such action will, however, result in the revocation of your withdrawal feature under either rider.
Investments within model portfolios will fluctuate in value and may be worth more or less than your original investment. We are not responsible for lost investment opportunities associated with the implementation of these investment restrictions. Please refer to each Fund’s investment objectives, policies and restrictions and the risks of investing in each Fund as described in this prospectus and the prospectus for each Fund.
If your Lifetime Withdrawal Feature is revoked due to failure to comply with the investment restrictions, you will have a one time opportunity to reinstate the Lifetime Withdrawal Feature on your rider. There is a thirty calendar day reinstatement period that will begin from the date your lifetime withdrawal feature is revoked. During the reinstatement period, if you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change, your opportunity to reinstate will be terminated.
Upon reinstatement of your Lifetime Withdrawal Feature under either rider, your Payment Base will be reset at the lower of the Payment Base prior to the revocation and Contract Value as of the date of the reinstatement. Your Withdrawal Percentage will be set equal to the Withdrawal Percentage prior to the Lifetime Withdrawal Feature revocation; unless, if within the reinstatement period you reach a new age band and no partial Surrenders have been taken, then the Withdrawal Percentage will be set equal to the appropriate percentage based on the attained age of the Relevant Covered Life. Your Lifetime Benefit Payment will be recalculated based on the Lifetime Withdrawal Feature values as of the date of the reinstatement. We will deduct a prorated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. This restrictions are not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•
Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the then current maximum Lifetime Benefit Payment or Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

•
Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, the Death Benefit will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize, you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

•
If you had elected the conversion option from The Hartford’s Lifetime Income Builder Selects to The Hartford’s Lifetime Income Builder Portfolios, or vice versa, and subsequently rescinded that election, your Payment Base will be set to the lower of the Payment Base or the Contract Value on the date of the rescission and therefore your old Payment Base will not be restored. The Death Benefit will also be set to the lower of the Guaranteed Minimum Death Benefit and the Contract Value on the date of the rescission.

•	Even though either rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of this rider.

APP C-11

•
While there is no minimum age for electing either rider, withdrawals taken prior to the Lifetime Income Eligibility Date will reduce, or can even eliminate guaranteed Lifetime Benefit Payments. Payments taken prior to the Lifetime Income Eligibility Date are not guaranteed to last for a lifetime. Either rider may not be suitable if a Covered Life is under attained age 59½.

•
The determination of the Relevant Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

•
We may terminate either or both riders post-election based on your violation of benefit rules and may otherwise withdraw such rider (or any option) for new sales at any time. In the event that either rider (or any option) is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated and the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

•
Unless otherwise provided, you may select either rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect either rider you will not be eligible to elect optional riders other than MAV or MAV Plus.

•
When the Single Life Option is chosen, Spouses may find continuation of either rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in either optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

•
The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

•	Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

•	Annuity pay-out options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•
The fee for either rider may increase any time after 12 months from either rider’s effective date. There are no assurances as to the fee we will be charging at the time of each Payment Base increase. This is subject to the maximum fee disclosed in the Synopsis.

•	Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

APP D-1

Appendix D - Optional Rider Investment Restrictions

(Percentage allocations apply to value in the Sub-Accounts)

A. Investment Restrictions For

•	The Hartford's Lifetime Income Builder

•	The Hartford's Lifetime Income Builder II

•	The Hartford's Lifetime Income Builder Selects

•	The Hartford's Lifetime Income Foundation

Applicable To The Following Product

•	Hartford Leaders Access 3

(If applicable to your contract (see the "State Variations" provisions in the "Miscellaneous" section))
You must allocate your Sub-Account Value in accordance with the following investment restrictions on and after to October 4, 2013:
(1) SELF SELECT

Category 1: Fixed Income Rule: Minimum 40% of allocation Maximum of 100% of allocation*
Category 2: Acceptable Investment Options (Equity or Multi-Asset) Rule: Maximum 60% of allocation, maximum 20% in any one fund
Category 3: Limited Investment Options (Equity, Multi-Asset, or Bond) Rule: Maximum 20% of allocation, maximum of 10% in any one fund

Category 1: Fixed Income Rule: Minimum 40% of allocation Maximum of 100% of allocation*
American Funds Bond Fund
Invesco V.I. Government Securities Fund
Invesco V.I. Government Money Market Fund
MFS Total Return Bond Series
*    If you have 100% allocation to the Fixed Accumulation Feature (FAF) on and after October 4, 2013 you will comply with these investment restrictions for as long as your allocation remains at 100% to the FAF. Please remember that effective October 4, 2013, the FAF was closed to new allocations or Premium Payments (with limited state exclusions). Therefore, if you move any money out of the FAF and into the Sub-Accounts you will not be able to move it back into the FAF AND your Sub-Account allocations must comply with these investment restrictions in order to prevent the termination of your living benefit rider.”

Category 2: Acceptable Investment Options (Equity or Multi-Asset) Rule: Maximum 60% of allocation, maximum 20% in any one fund
American Funds Asset Allocation Fund
American Funds Blue Chip Income and Growth Fund
American Funds Global Growth and Income Fund
American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
Franklin Flex Cap Growth VIP Fund
Franklin Income VIP Fund
Franklin Large Cap Growth VIP Fund
Franklin Rising Dividends VIP Fund
Invesco V.I. Core Equity Fund
Invesco V.I. International Growth Fund

APP D-2

Invesco V.I. American Franchise Fund
MFS Growth Series
MFS Massachusetts Investors Growth Stock Portfolio
MFS Investors Trust Series
MFS Research International Series
MFS Research Series
MFS Total Return Series
MFS Value Series
Franklin Mutual Shares VIP Fund
Templeton Foreign VIP Fund
Invesco V.I. Value Opportunities Fund
MFS Core Equity Series
MFS Global Equity Series
Franklin Mutual Global Discovery VIP Fund

Category 3: Limited Investment Options (Equity, Multi-Asset, or Bond) Rule: Maximum 20% of allocation, maximum of 10% in any one fund
American Funds Global Bond Fund
American Funds Global Small Capitalization Fund
American Funds International Fund
American Funds New World Fund
Franklin Small Cap Value VIP Fund
Franklin Small-Mid Cap Growth VIP Fund
Franklin Strategic Income VIP Fund
Invesco V.I. Mid Cap Core Fund
Invesco V.I. Small Cap Equity Fund
MFS High Yield Portfolio
MFS Mid Cap Growth Series
MFS New Discovery Series
Templeton Developing Markets VIP Fund
Templeton Growth VIP Fund
(2) ASSET ALLOCATIONS MODELS

As of May 2, 2016, the following models are available:

Fund	2016 Series 129	2016 Series 130	2016 Series 215	2016 Series 315
American Funds Blue Chip Income and Growth Fund	5%	7%	8%	9%
American Funds Bond Fund	20%	15%	11%	9%
American Funds Global Bond Fund	10%	7%	6%	4%
American Funds Growth-Income Fund	3%	4%	5%	6%
American Funds International Fund	3%	4%	5%	6%
Franklin Large Cap Growth VIP Fund	5%	6%	7%	8%
Franklin Mutual Global Discovery VIP Fund	2%	3%	4%	5%
Franklin Small-Mid Cap Growth VIP Fund	2%	3%	3%	4%
Invesco V.I. Government Securities Fund	25%	19%	16%	11%
Invesco V.I. Small Cap Equity Fund	2%	3%	4%	5%
MFS High Yield Portfolio	15%	19%	17%	16%
MFS Investors Trust Series	3%	4%	5%	7%
Templeton Developing Markets VIP Fund	2%	3%	4%	4%
Templeton Foreign VIP Fund	3%	3%	5%	6%
Total	100%	100%	100%	100%

APP D-3

(3) INVESTMENT MODELS
Series 7006

MFS Total Return Bond Series	40%
Franklin Small-Mid Cap Growth VIP Fund	10%
Templeton Growth VIP Fund	10%
Franklin Mutual Shares VIP Fund	20%
Franklin Rising Dividends VIP Fund	20%
Total	100%
Series 7007

American Funds Bond Fund	40%
American Funds Global Small Capitalization Fund	10%
American Funds Growth Fund	20%
American Funds Growth-Income Fund	20%
American Funds International Fund	10%
Total	100%
Series 7008

MFS Total Return Bond Series	40%
Franklin Rising Dividends VIP Fund	20%
MFS Growth Series	20%
Templeton Foreign VIP Fund	10%
Invesco V.I. International Growth Fund	10%
Total	100%

APP D-4

B. Investment Restrictions For

•	The Hartford's Lifetime Income Builder Portfolios

Applicable To The Following Product

•	Hartford Leaders Access 3

(If applicable to your contract (see the "State Variations" provisions in the "Miscellaneous" section))

(1) INVESTMENT STRATEGY
Series 8009

Franklin Income VIP Fund	34%
Franklin Mutual Shares VIP Fund	33%
Templeton Growth VIP Fund	33%
Total	100%
Series 8011

American Funds Bond Fund	25%
American Funds Global Small Capitalization Fund	10%
American Funds Growth-Income Fund	25%
American Funds Growth Fund	25%
American Funds International Fund	15%
Total	100%
(2) PORTFOLIO PLANNER MODELS

As of May 2, 2016, the following models are available:

Fund	2016 Series 129	2016 Series 130	2016 Series 215	2016 Series 315	2016 Series 415
American Funds Blue Chip Income and Growth Fund	5%	7%	8%	9%	10%
American Funds Bond Fund	20%	15%	11%	9%	6%
American Funds Global Bond Fund	10%	7%	6%	4%	4%
American Funds Growth-Income Fund	3%	4%	5%	6%	7%
American Funds International Fund	3%	4%	5%	6%	7%
Franklin Large Cap Growth VIP Fund	5%	6%	7%	8%	9%
Franklin Mutual Global Discovery VIP Fund	2%	3%	4%	5%	6%
Franklin Small-Mid Cap Growth VIP Fund	2%	3%	3%	4%	5%
Invesco V.I. Government Securities Fund	25%	19%	16%	11%	8%
Invesco V.I. Small Cap Equity Fund	2%	3%	4%	5%	6%
MFS High Yield Portfolio	15%	19%	17%	16%	12%
MFS Investors Trust Series	3%	4%	5%	7%	8%
Templeton Developing Markets VIP Fund	2%	3%	4%	4%	5%
Templeton Foreign VIP Fund	3%	3%	5%	6%	7%
Total	100%	100%	100%	100%	100%

APP D-5

(3) INDIVIDUAL SUB-ACCOUNTS:
You may choose any combination of these funds as long as they equal 100% of your Sub-Account allocation. For example, you may allocate 100% of you Sub-Account allocation to ONE of these funds OR you may allocate among TWO, or ALL THREE of these funds as long as your Sub-Account allocation equals 100%.

Hartford Ultrashort Bond HLS Fund
Invesco V.I. Government Money Market Fund
MFS Total Return Series

APP E-1

Appendix E - Information Regarding Contract Series No Longer Sold
Overview
The following information amends and supplements the Prospectus only with respect to those Series no longer sold.
Synopsis
The following table describes some of the fees and expenses that you will pay periodically and on a daily basis (except as noted) during the time that you own the Contract, not including fees and expenses of the underlying Funds. Please refer to the Synopsis (Section 2) for more information regarding all other applicable fees and expenses.

Separate Account Annual Expenses (as a percentage of average daily Sub-Account Value)	Access	Core	Edge	Outlook	Plus
Mortality and Expense Risk Charge	1.50%	1.20%	0.80%	1.50%	1.50%
Administrative Charge	0.15%	0.15%	0.15%	0.20%	0.15%
Total Separate Account Annual Expenses	1.65%	1.35%	0.95%	1.70%	1.65%
This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities.
Let’s say, hypothetically, that your annual investment return is 5% and that your fees and expenses today were as high as possible.
The example illustrates the effect of fees and expenses that you could incur (other than taxes). Your actual fees and expenses may vary. For every $10,000 invested, here’s how much you would pay under each of the three scenarios posed:

(1)	If you Surrender your variable annuity at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Access	$448	$1,351	$2,263	$4,582
Core	$1,135	$2,123	$2,930	$4,948
Edge	$980	$1,845	$2,717	$4,931
Outlook	$1,167	$2,037	$2,634	$5,241
Plus	$1,254	$2,295	$3,242	$5,199

(2)	If you annuitize at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Access	$341	$1,243	$2,154	$4,471
Core	$311	$1,298	$2,287	$4,764
Edge	$806	$1,121	$1,994	$4,208
Outlook	$346	$1,401	$2,451	$5,059
Plus	$341	$1,386	$2,428	$5,017

(3)	If you do not Surrender your variable annuity:

	1 year	3 years	5 years	10 years
Access	$448	$1,351	$2,263	$4,582
Core	$493	$1,481	$2,470	$4,948
Edge	$980	$1,845	$2,717	$4,931
Outlook	$529	$1,583	$2,634	$5,241
Plus	$524	$1,569	$2,610	$5,199

APP E-2

Standard Death Benefits
These versions of the Contract include a standard Death Benefit that is based on the age of the Owner(s) and Annuitant. Standard Death Benefits are at no additional cost.
If all Owner(s) and Annuitant are less than age 76 on the Contract issuance date, you can choose either the Premium Protection or the Asset Protection Death Benefit. If you do not choose a death benefit, we will automatically issue the Asset Protection Death Benefit. If any Owner(s) or Annuitant is more than age 76 on the Contract issuance date, we will automatically issue the Asset Protection Death Benefit.
The Premium Protection Death Benefit
If applicable, your Death Benefit is the highest of:

•	Contract Value; or

•	Total Premium Payments adjusted for partial Surrenders.
If your Contract has the Premium Protection Death Benefit and you transfer ownership of your Contract to someone who was 76 years old or older at the time you purchased your Contract, the Premium Protection Death Benefit will no longer apply as of the date of transfer and the death benefit will be a return of your Contract Value. As used above, “Contract Value” refers to your Contract Value on the date we receive due proof of death.

The following are examples of how Premium Protection Death Benefit works:
Example 1
Assume that:
• You made an initial Premium Payment of $100,000,
• In your fourth Contract Year, you made a partial Surrender of $8,000,
• Your Contract Value in the fourth year immediately before your Surrender was $109,273,
• On the day we calculate the Death Benefit, your Contract Value was $117,403.
The adjustment to your total Premium Payments for partial Surrenders is on a dollar-for-dollar basis up to 10% of total Premium Payments. The partial Surrender of $8,000 is less than 10% of Premium Payments. Your adjusted total Premium Payments is $92,000.
Because your Contract Value at death was greater than the adjusted total Premium Payments, your Death Benefit is $117,403.
Example 2
Assume that:
• You made an initial Premium Payment of $100,000,
• In your fourth Contract Year, you made a partial Surrender of $60,000,
• Your Contract Value in the fourth year immediately before your Surrender was $150,000,
• On the day we calculate the Death Benefit, your Contract Value was $120,000.

The adjustments to your Premium Payments for partial Surrenders is on a dollar-for-dollar basis up to 10% of total Premium Payments. 10% of the total Premium Payments is $10,000. Total Premium Payments adjusted for dollar-for-dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar-for- dollar adjustment to get $140,000. The proportional factor is 1 − (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857. Because your Contract Value at death was greater than the adjusted total Premium Payments, your Death Benefit is $120,000.
The Asset Protection Death Benefit
If applicable, except as noted below, your Death Benefit is the highest of A, B or C, below:

A.	Contract Value; or

B.	Contract Value plus 25% of total Premium Payments adjusted for partial Surrenders (excluding Premium Payments we receive within 12 months of death); or

C.	Contract Value plus 25% of Maximum Anniversary Value.
The Asset Protection Death Benefit cannot exceed the highest of:

APP E-3

•	Contract Value;

•	Total Premium Payments adjusted for partial Surrenders; or

•	Maximum Anniversary Value.
All references to “Contract Value” refer to such value on the date we receive due proof of death.

APP E-4

The following are examples of how Asset Protection Death Benefit works:
Example 1
Assume that:
• You made an initial Premium Payment of $100,000,
• In your fourth Contract Year, you made a withdrawal of $8,000,
• Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,
• On the day we calculate the Death Benefit, your Contract Value was $117,403,
• Your Maximum Anniversary Value was $11,403.
To calculate the Asset Protection Death Benefit, we calculate the following three values:
• The Contract Value of your Contract on the day we calculate the Death Benefit [$117,403],
• The Contract Value of your Contract, plus 25% of the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders. [$117,403 + 25% ($100,000 − $8,000) = $140,403],
• The Contract Value of your Contract, plus 25% of Your Maximum Anniversary Value minus an adjustment for any partial Surrenders [$117,403 + 25% ($117,403 − $8,000) = $144,754], but it cannot exceed the greatest of:
• The Contract Value of your Contract on the date we calculate the Death Benefit [$117,403],
• Total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for partial Surrenders [$100,000 − $8,000 = $92,000]; or
• Your Maximum Anniversary Value adjusted for any partial Surrenders [$117,403 − $8,000 = $109,403].
Because the Contract Value of your Contract [$117,403] is greater than your Maximum Anniversary Value adjusted for partial Surrenders [$109,403] and your adjusted total Premium Payments [$92,000], the amount of the Death Benefit would be your Contract Value or $117,403.
Example 2
Assume that:
• You made an initial Premium Payment of $100,000,
• In your fourth Contract Year, you made a partial Surrender of $60,000,
• Your Contract Value in the fourth year immediately before your Surrender was $150,000,
• On the day we calculate the Death Benefit, your Contract Value was $120,000,
• Your Maximum Anniversary Value is $140,000.
To calculate the Asset Protection Death Benefit, we calculate the following three values:
• The Contract Value of your Contract on the day we calculate the Death Benefit [$120,000],
• The Contract Value of your Contract, plus 25% of the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders. [$120,000 + 25% of $57,857 = $134,464 (see below)],
• The Contract Value of your Contract, plus 25% of Your Maximum Anniversary Value minus an adjustment for any partial Surrenders [$120,000 + 25% ($83,571) = $140,893 (see below)].
The Asset Protection Death Benefit is the greatest of these three values but it cannot exceed the greatest of:
• The Contract Value of your Contract on the date we calculate the Death Benefit [$120,000],
• Total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for partial Surrenders [$57,857 (see below)]; or
• Your Maximum Anniversary Value adjusted for any partial Surrenders [$83,571 (see below)].
The adjustments to your Premium Payments and/or Maximum Anniversary Value for partial Surrenders is on a dollar-for-dollar basis up to 10% of total Premium Payments. 10% of the total Premium Payments is $10,000.
Total Premium Payments adjusted for dollar-for-dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar-for-dollar adjustment to get $140,000. The proportional factor is 1 − (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.

APP E-5

Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar-for-dollar basis up to 10% of Premium Payments is $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar-for-dollar adjustment to get $140,000. The proportional factor is 1 − (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.
Your Asset Protection Death Benefit is $120,000. This is because your Contract Value at death [$120,000] was the greatest of:
• The Contract Value of your Contract on the date we calculate the Death Benefit [$120,000],
• Total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for partial Surrenders [$57,857]; or
• Your Maximum Anniversary Value minus an adjustment for any partial Surrenders [$83,571].

APP F-1

Appendix F - Model Investment Options

(Percentage allocations apply to value in the Sub-Accounts)

Applicable To The Following Products

•	Hartford Leaders Access 2, 2R & 3

As of May 2, 2016, the following models are available. If you elected one of the optional riders for your contract, please refer to “Appendix D - Optional Rider Investment Restrictions” to determine whether those restrictions may limit your ability to invest in these models.

Portfolio Planner Models

Fund	2016 Series 129	2016 Series 130	2016 Series 215	2016 Series 315	2016 Series 415
American Funds Blue Chip Income and Growth Fund	5%	7%	8%	9%	10%
American Funds Bond Fund	20%	15%	11%	9%	6%
American Funds Global Bond Fund	10%	7%	6%	4%	4%
American Funds Growth-Income Fund	3%	4%	5%	6%	7%
American Funds International Fund	3%	4%	5%	6%	7%
Franklin Large Cap Growth VIP Fund	5%	6%	7%	8%	9%
Franklin Mutual Global Discovery VIP Fund	2%	3%	4%	5%	6%
Franklin Small-Mid Cap Growth VIP Fund	2%	3%	3%	4%	5%
Invesco V.I. Government Securities Fund	25%	19%	16%	11%	8%
Invesco V.I. Small Cap Equity Fund	2%	3%	4%	5%	6%
MFS High Yield Portfolio	15%	19%	17%	16%	12%
MFS Investors Trust Series	3%	4%	5%	7%	8%
Templeton Developing Markets VIP Fund	2%	3%	4%	4%	5%
Templeton Foreign VIP Fund	3%	3%	5%	6%	7%
Total	100%	100%	100%	100%	100%

To obtain a Statement of Additional Information, please call us at 800-862-6668 or complete the form below and mail to:
Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293
Please send a Statement of Additional Information to me at the following address:

Name

Address

City/State	Zip Code
Contract Name
Issue Date

Statement of Additional Information
Hartford Life Insurance Company
Separate Account Seven
Hartford Leaders Access Series II, IIR and III
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a prospectus, send a written request to Hartford Life Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293.
Date of Prospectus: May 1, 2018
Date of Statement of Additional Information: May 1, 2018

2

General Information
Safekeeping of Assets
We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Experts
The consolidated financial statements of Hartford Life Insurance Company as of December 31, 2017 and 2016, and for each of the three years in the period ended December 31, 2017 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, and the statements of assets and liabilities of each of the individual sub-accounts which comprise Hartford Life Insurance Company Separate Account Seven as of December 31, 2017, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which reports are both included in the Statement of Additional Information which is part of the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. (“HSD”). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.
We currently pay HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been : 2017 : $ 9,877,833 ; 2016 : $ 8,960,055 ; and 2015 : $ 8,645,937 .
OPERATIONAL RISKS
An investment in a Contract, Separate Account, or Fund can involve operational and information security risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers.  While we seek to minimize such events through controls and oversight, there may still be failures that could adversely affect us and your Contract’s Value. In addition, as the use of technology increases, we, a Contract, a Separate Account, or Fund may be more susceptible to operational risks through breaches in cybersecurity.  A breach in cybersecurity refers to both intentional and unintentional events that may cause us, a Contract, a Separate Account, or Fund to lose proprietary information, suffer data corruption, or operational capacity, and as a result, may incur regulatory penalties, reputational damage, and additional compliance costs associated with corrected measures and/or financial loss.  In addition, cyber security breaches of a Fund’s third party service providers or issuers of securities in which the underlying Funds invest may also subject a Fund to many of the same risks associated with direct cybersecurity breaches.
Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.

3

Total Return for all Sub-Accounts
When a Sub-Account advertises its standardized total return, it will usually be calculated from the later of the date of the inception of the Sub-Account or Separate Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, we use a hypothetical initial premium payment of $1,000.00 and deduct for the Total Annual Fund Operating Expenses, any Sales Charge, Separate Account Annual Expenses without any optional charge deductions and the Annual Maintenance Fee.
The formula we use to calculate standardized total return is P(1+T)n = ERV. In this calculation, “P” represents a hypothetical initial premium payment of $1,000.00, “T” represents the average annual total return, “n” represents the number of years and “ERV” represents the redeemable value at the end of the period.
In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the later of the date of inception of the underlying fund or Separate Account for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that non-standardized total return includes the impact of a minimum 1% sales charge, if applicable, and the Annual Maintenance Fee is not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.
Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.
The formula we use to calculate yield is: YIELD = 2[(a – b/cd +1)6 – 1]. In this calculation, “a” represents the net investment income earned during the period by the underlying fund, “b” represents the expenses accrued for the period, “c” represents the average daily number of Accumulation Units outstanding during the period and “d” represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the “base period” without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. We take a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. We then subtract an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or “BPR.” Once the base period return is calculated, we then multiply it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.
The formula for this calculation is YIELD = BPR × (365/7), where BPR = (A – B)/C. “A” is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. “B” is equal to the amount that we deduct for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. “C” represents the value of the Sub-Account at the beginning of the base period.
Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation we use is:
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] – 1.
Additional Materials
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments,

4

customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.
Performance Comparisons
Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract’s sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

5

Accumulation Unit Values
The following information should be read in conjunction with the financial statements for the Separate Account included in this Statement of Additional Information.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The tables below show all possible Accumulation Unit Values corresponding to all combinations of optional benefits. Tables showing only the highest and lowest possible Accumulation Unit Values are shown in the prospectus, which assumes you select either no optional benefits or all optional benefits.
Series II/IIR

6

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.962	$18.549	$18.597	$17.939	$14.744	$12.901	$12.947	$11.700	$9.593	$13.836
Accumulation Unit Value at end of period	$22.822	$19.962	$18.549	$18.597	$17.939	$14.744	$12.901	$12.947	$11.700	$9.593
Number of Accumulation Units outstanding at end of period (in thousands)	522	577	637	724	953	1,180	1,527	1,715	1,909	2,218
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.801	$18.436	$18.521	$17.901	$14.743	$12.925	$12.998	$11.769	$9.670	$13.974
Accumulation Unit Value at end of period	$22.594	$19.801	$18.436	$18.521	$17.901	$14.743	$12.925	$12.998	$11.769	$9.670
Number of Accumulation Units outstanding at end of period (in thousands)	561	702	860	1,134	1,519	2,165	2,836	3,697	4,212	4,921
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.119	$17.818	$17.918	$17.336	$14.291	$12.542	$12.626	$11.443	$9.411	$13.614
Accumulation Unit Value at end of period	$21.793	$19.119	$17.818	$17.918	$17.336	$14.291	$12.542	$12.626	$11.443	$9.411
Number of Accumulation Units outstanding at end of period (in thousands)	98	107	112	116	123	135	205	253	255	273
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$18.842	$17.570	$17.677	$17.111	$14.113	$12.392	$12.481	$11.317	$9.312	$13.478
Accumulation Unit Value at end of period	$21.467	$18.842	$17.570	$17.677	$17.111	$14.113	$12.392	$12.481	$11.317	$9.312
Number of Accumulation Units outstanding at end of period (in thousands)	436	490	553	653	827	1,078	1,301	1,703	1,992	2,399
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.439	$17.220	$17.351	$16.821	$13.895	$12.218	$12.324	$11.192	$9.223	$13.369
Accumulation Unit Value at end of period	$20.977	$18.439	$17.220	$17.351	$16.821	$13.895	$12.218	$12.324	$11.192	$9.223
Number of Accumulation Units outstanding at end of period (in thousands)	468	532	582	698	929	1,133	1,366	1,799	2,060	2,234
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.439	$17.220	$17.351	$16.821	$13.895	$12.218	$12.324	$11.192	$9.223	$13.369
Accumulation Unit Value at end of period	$20.977	$18.439	$17.220	$17.351	$16.821	$13.895	$12.218	$12.324	$11.192	$9.223
Number of Accumulation Units outstanding at end of period (in thousands)	468	532	582	698	929	1,133	1,366	1,799	2,060	2,234
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$18.509	$17.310	$17.469	$16.960	$14.031	$12.356	$12.482	$11.353	$9.370	$13.602
Accumulation Unit Value at end of period	$21.024	$18.509	$17.310	$17.469	$16.960	$14.031	$12.356	$12.482	$11.353	$9.370
Number of Accumulation Units outstanding at end of period (in thousands)	26	28	42	49	69	82	116	135	165	182
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.237	$17.073	$17.247	$16.761	$13.880	$12.236	$12.373	$11.265	$9.306	$—
Accumulation Unit Value at end of period	$20.694	$18.237	$17.073	$17.247	$16.761	$13.880	$12.236	$12.373	$11.265	$—
Number of Accumulation Units outstanding at end of period (in thousands)	352	357	386	442	470	414	396	261	147	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.119	$16.971	$17.152	$16.678	$13.818	$12.187	$12.330	$11.231	$9.283	$13.496
Accumulation Unit Value at end of period	$20.550	$18.119	$16.971	$17.152	$16.678	$13.818	$12.187	$12.330	$11.231	$9.283
Number of Accumulation Units outstanding at end of period (in thousands)	337	349	366	385	351	230	207	249	240	234
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.659	$18.459	$18.703	$18.231	$15.143	$13.389	$13.580	$12.400	$10.275	$—
Accumulation Unit Value at end of period	$22.241	$19.659	$18.459	$18.703	$18.231	$15.143	$13.389	$13.580	$12.400	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	24	32	38	48	63	79	38	1	—

7

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.892	$1.620	$1.697	$1.496	$1.143	$1.020	$1.047	$0.948	$0.753	$1.205
Accumulation Unit Value at end of period	$2.178	$1.892	$1.620	$1.697	$1.496	$1.143	$1.020	$1.047	$0.948	$0.753
Number of Accumulation Units outstanding at end of period (in thousands)	2,455	2,803	3,110	3,688	4,564	5,334	7,376	9,486	10,780	12,482
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.834	$1.574	$1.652	$1.459	$1.117	$0.999	$1.027	$0.932	$0.742	$1.190
Accumulation Unit Value at end of period	$2.107	$1.834	$1.574	$1.652	$1.459	$1.117	$0.999	$1.027	$0.932	$0.742
Number of Accumulation Units outstanding at end of period (in thousands)	3,105	4,198	5,055	6,900	9,015	12,624	16,326	19,797	22,397	24,731
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.810	$1.555	$1.633	$1.444	$1.107	$0.991	$1.020	$0.926	$0.738	$1.185
Accumulation Unit Value at end of period	$2.077	$1.810	$1.555	$1.633	$1.444	$1.107	$0.991	$1.020	$0.926	$0.738
Number of Accumulation Units outstanding at end of period (in thousands)	359	398	639	684	728	841	766	941	1,040	1,296
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.792	$1.540	$1.619	$1.432	$1.098	$0.984	$1.013	$0.920	$0.733	$1.178
Accumulation Unit Value at end of period	$2.056	$1.792	$1.540	$1.619	$1.432	$1.098	$0.984	$1.013	$0.920	$0.733
Number of Accumulation Units outstanding at end of period (in thousands)	2,199	2,634	2,890	3,507	4,071	6,007	7,915	10,548	13,640	15,874
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.754	$1.509	$1.589	$1.407	$1.081	$0.970	$1.000	$0.910	$0.726	$1.169
Accumulation Unit Value at end of period	$2.009	$1.754	$1.509	$1.589	$1.407	$1.081	$0.970	$1.000	$0.910	$0.726
Number of Accumulation Units outstanding at end of period (in thousands)	2,928	3,613	3,745	4,795	5,590	7,535	8,958	10,460	12,090	13,235
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.754	$1.509	$1.589	$1.407	$1.081	$0.970	$1.000	$0.910	$0.726	$1.169
Accumulation Unit Value at end of period	$2.009	$1.754	$1.509	$1.589	$1.407	$1.081	$0.970	$1.000	$0.910	$0.726
Number of Accumulation Units outstanding at end of period (in thousands)	2,928	3,613	3,745	4,795	5,590	7,535	8,958	10,460	12,090	13,235
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.716	$1.479	$1.559	$1.383	$1.064	$0.956	$0.987	$0.899	$0.719	$1.159
Accumulation Unit Value at end of period	$1.963	$1.716	$1.479	$1.559	$1.383	$1.064	$0.956	$0.987	$0.899	$0.719
Number of Accumulation Units outstanding at end of period (in thousands)	257	313	342	433	575	752	1,053	1,165	1,249	1,551
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.691	$1.459	$1.539	$1.367	$1.053	$0.947	$0.979	$0.892	$0.714	$—
Accumulation Unit Value at end of period	$1.932	$1.691	$1.459	$1.539	$1.367	$1.053	$0.947	$0.979	$0.892	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2,143	2,111	2,067	2,407	2,380	1,837	1,970	1,764	890	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.680	$1.450	$1.531	$1.360	$1.048	$0.943	$0.975	$0.890	$0.713	$1.150
Accumulation Unit Value at end of period	$1.918	$1.680	$1.450	$1.531	$1.360	$1.048	$0.943	$0.975	$0.890	$0.713
Number of Accumulation Units outstanding at end of period (in thousands)	2,075	2,218	1,908	2,193	2,006	2,362	1,570	1,289	955	1,028
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.934	$20.715	$21.925	$19.525	$15.082	$13.606	$14.106	$12.901	$10.357	$—
Accumulation Unit Value at end of period	$27.267	$23.934	$20.715	$21.925	$19.525	$15.082	$13.606	$14.106	$12.901	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	7	8	7	10	19	19	16	2	—

8

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.582	$15.389	$15.602	$15.066	$15.655	$15.103	$14.472	$13.822	$12.478	$13.994
Accumulation Unit Value at end of period	$15.889	$15.582	$15.389	$15.602	$15.066	$15.655	$15.103	$14.472	$13.822	$12.478
Number of Accumulation Units outstanding at end of period (in thousands)	532	545	617	738	959	1,166	1,373	1,644	1,967	1,901
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.584	$14.432	$14.661	$14.186	$14.770	$14.278	$13.708	$13.119	$11.868	$13.336
Accumulation Unit Value at end of period	$14.842	$14.584	$14.432	$14.661	$14.186	$14.770	$14.278	$13.708	$13.119	$11.868
Number of Accumulation Units outstanding at end of period (in thousands)	514	614	780	1,036	1,382	2,048	2,687	3,292	3,527	3,643
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.924	$14.783	$15.033	$14.560	$15.174	$14.684	$14.112	$13.518	$12.241	$13.770
Accumulation Unit Value at end of period	$15.172	$14.924	$14.783	$15.033	$14.560	$15.174	$14.684	$14.112	$13.518	$12.241
Number of Accumulation Units outstanding at end of period (in thousands)	38	40	52	56	60	77	85	106	106	130
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.709	$14.577	$14.830	$14.372	$14.985	$14.508	$13.950	$13.370	$12.113	$13.632
Accumulation Unit Value at end of period	$14.946	$14.709	$14.577	$14.830	$14.372	$14.985	$14.508	$13.950	$13.370	$12.113
Number of Accumulation Units outstanding at end of period (in thousands)	452	487	578	667	782	807	1,025	1,451	1,817	1,947
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.394	$14.286	$14.557	$14.127	$14.753	$14.305	$13.775	$13.222	$11.997	$13.522
Accumulation Unit Value at end of period	$14.604	$14.394	$14.286	$14.557	$14.127	$14.753	$14.305	$13.775	$13.222	$11.997
Number of Accumulation Units outstanding at end of period (in thousands)	349	380	449	544	697	950	1,183	1,405	1,629	1,567
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.394	$14.286	$14.557	$14.127	$14.753	$14.305	$13.775	$13.222	$11.997	$13.522
Accumulation Unit Value at end of period	$14.604	$14.394	$14.286	$14.557	$14.127	$14.753	$14.305	$13.775	$13.222	$11.997
Number of Accumulation Units outstanding at end of period (in thousands)	349	380	449	544	697	950	1,183	1,405	1,629	1,567
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.632	$13.551	$13.828	$13.440	$14.056	$13.650	$13.164	$12.655	$11.499	$12.980
Accumulation Unit Value at end of period	$13.811	$13.632	$13.551	$13.828	$13.440	$14.056	$13.650	$13.164	$12.655	$11.499
Number of Accumulation Units outstanding at end of period (in thousands)	17	20	22	32	39	54	77	111	135	126
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.432	$13.365	$13.652	$13.283	$13.905	$13.517	$13.049	$12.556	$11.422	$—
Accumulation Unit Value at end of period	$13.594	$13.432	$13.365	$13.652	$13.283	$13.905	$13.517	$13.049	$12.556	$—
Number of Accumulation Units outstanding at end of period (in thousands)	212	223	245	362	290	319	292	314	217	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.345	$13.285	$13.577	$13.216	$13.843	$13.463	$13.003	$12.519	$11.393	$12.880
Accumulation Unit Value at end of period	$13.499	$13.345	$13.285	$13.577	$13.216	$13.843	$13.463	$13.003	$12.519	$11.393
Number of Accumulation Units outstanding at end of period (in thousands)	188	204	192	252	238	254	236	244	193	144
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.883	$11.859	$12.150	$11.857	$12.450	$12.139	$11.753	$11.344	$10.350	$—
Accumulation Unit Value at end of period	$11.990	$11.883	$11.859	$12.150	$11.857	$12.450	$12.139	$11.753	$11.344	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	25	30	30	33	49	59	50	6	—

9

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.192	$12.067	$12.788	$12.822	$13.381	$12.810	$12.458	$12.035	$11.154	$10.958
Accumulation Unit Value at end of period	$12.814	$12.192	$12.067	$12.788	$12.822	$13.381	$12.810	$12.458	$12.035	$11.154
Number of Accumulation Units outstanding at end of period (in thousands)	83	99	106	145	205	291	362	390	430	397
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$11.945	$11.846	$12.579	$12.638	$13.215	$12.676	$12.352	$11.957	$11.104	$10.931
Accumulation Unit Value at end of period	$12.529	$11.945	$11.846	$12.579	$12.638	$13.215	$12.676	$12.352	$11.957	$11.104
Number of Accumulation Units outstanding at end of period (in thousands)	166	192	228	328	486	760	1,061	1,171	1,385	1,428
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$11.823	$11.737	$12.475	$12.547	$13.132	$12.610	$12.300	$11.919	$11.079	$10.917
Accumulation Unit Value at end of period	$12.389	$11.823	$11.737	$12.475	$12.547	$13.132	$12.610	$12.300	$11.919	$11.079
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	10	11	12	21	19	32	31	36
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$11.762	$11.683	$12.424	$12.501	$13.092	$12.577	$12.274	$11.899	$11.067	$10.911
Accumulation Unit Value at end of period	$12.320	$11.762	$11.683	$12.424	$12.501	$13.092	$12.577	$12.274	$11.899	$11.067
Number of Accumulation Units outstanding at end of period (in thousands)	63	64	85	102	116	172	261	343	353	350
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$11.583	$11.522	$12.272	$12.366	$12.970	$12.479	$12.196	$11.842	$11.030	$10.890
Accumulation Unit Value at end of period	$12.114	$11.583	$11.522	$12.272	$12.366	$12.970	$12.479	$12.196	$11.842	$11.030
Number of Accumulation Units outstanding at end of period (in thousands)	63	84	98	122	165	283	405	378	387	427
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.583	$11.522	$12.272	$12.366	$12.970	$12.479	$12.196	$11.842	$11.030	$10.890
Accumulation Unit Value at end of period	$12.114	$11.583	$11.522	$12.272	$12.366	$12.970	$12.479	$12.196	$11.842	$11.030
Number of Accumulation Units outstanding at end of period (in thousands)	63	84	98	122	165	283	405	378	387	427
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$11.407	$11.364	$12.121	$12.233	$12.849	$12.381	$12.119	$11.784	$10.993	$10.870
Accumulation Unit Value at end of period	$11.911	$11.407	$11.364	$12.121	$12.233	$12.849	$12.381	$12.119	$11.784	$10.993
Number of Accumulation Units outstanding at end of period (in thousands)	5	3	8	10	9	9	9	18	34	37
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.290	$11.259	$12.021	$12.145	$12.769	$12.316	$12.068	$11.746	$10.968	$—
Accumulation Unit Value at end of period	$11.778	$11.290	$11.259	$12.021	$12.145	$12.769	$12.316	$12.068	$11.746	$—
Number of Accumulation Units outstanding at end of period (in thousands)	77	75	93	102	100	112	102	124	67	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.233	$11.207	$11.972	$12.101	$12.729	$12.284	$12.042	$11.727	$10.956	$10.850
Accumulation Unit Value at end of period	$11.712	$11.233	$11.207	$11.972	$12.101	$12.729	$12.284	$12.042	$11.727	$10.956
Number of Accumulation Units outstanding at end of period (in thousands)	193	156	175	201	142	164	155	136	73	61
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.734	$10.736	$11.498	$11.651	$12.286	$11.886	$11.681	$11.404	$10.254	$—
Accumulation Unit Value at end of period	$11.164	$10.734	$10.736	$11.498	$11.651	$12.286	$11.886	$11.681	$11.404	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	18	15	16	23	18	28	21	—	—

10

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.667	$13.891	$14.314	$13.775	$11.429	$9.884	$10.561	$9.604	$6.988	$12.076
Accumulation Unit Value at end of period	$18.187	$14.667	$13.891	$14.314	$13.775	$11.429	$9.884	$10.561	$9.604	$6.988
Number of Accumulation Units outstanding at end of period (in thousands)	157	174	204	245	305	364	462	522	566	543
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.355	$13.623	$14.066	$13.563	$11.276	$9.771	$10.461	$9.533	$6.950	$12.034
Accumulation Unit Value at end of period	$17.765	$14.355	$13.623	$14.066	$13.563	$11.276	$9.771	$10.461	$9.533	$6.950
Number of Accumulation Units outstanding at end of period (in thousands)	240	288	390	489	682	943	1,222	1,730	1,683	1,906
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.202	$13.491	$13.943	$13.459	$11.200	$9.715	$10.411	$9.497	$6.931	$12.013
Accumulation Unit Value at end of period	$17.558	$14.202	$13.491	$13.943	$13.459	$11.200	$9.715	$10.411	$9.497	$6.931
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	12	12	12	6	5	10	12	21
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.126	$13.425	$13.882	$13.407	$11.162	$9.687	$10.387	$9.479	$6.922	$12.003
Accumulation Unit Value at end of period	$17.455	$14.126	$13.425	$13.882	$13.407	$11.162	$9.687	$10.387	$9.479	$6.922
Number of Accumulation Units outstanding at end of period (in thousands)	134	142	160	198	270	403	523	638	712	757
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.900	$13.230	$13.702	$13.252	$11.050	$9.604	$10.313	$9.426	$6.893	$11.972
Accumulation Unit Value at end of period	$17.151	$13.900	$13.230	$13.702	$13.252	$11.050	$9.604	$10.313	$9.426	$6.893
Number of Accumulation Units outstanding at end of period (in thousands)	60	77	82	106	138	175	274	336	399	363
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.900	$13.230	$13.702	$13.252	$11.050	$9.604	$10.313	$9.426	$6.893	$11.972
Accumulation Unit Value at end of period	$17.151	$13.900	$13.230	$13.702	$13.252	$11.050	$9.604	$10.313	$9.426	$6.893
Number of Accumulation Units outstanding at end of period (in thousands)	60	77	82	106	138	175	274	336	399	363
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.678	$13.038	$13.523	$13.099	$10.939	$9.521	$10.240	$9.374	$6.865	$11.941
Accumulation Unit Value at end of period	$16.851	$13.678	$13.038	$13.523	$13.099	$10.939	$9.521	$10.240	$9.374	$6.865
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	9	11	11	4	7	13	21	22
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.532	$12.912	$13.405	$12.998	$10.865	$9.467	$10.192	$9.339	$6.846	$—
Accumulation Unit Value at end of period	$16.655	$13.532	$12.912	$13.405	$12.998	$10.865	$9.467	$10.192	$9.339	$—
Number of Accumulation Units outstanding at end of period (in thousands)	50	54	73	91	85	79	81	94	46	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.459	$12.849	$13.347	$12.948	$10.829	$9.440	$10.168	$9.321	$6.837	$11.909
Accumulation Unit Value at end of period	$16.557	$13.459	$12.849	$13.347	$12.948	$10.829	$9.440	$10.168	$9.321	$6.837
Number of Accumulation Units outstanding at end of period (in thousands)	134	133	142	151	116	70	57	52	50	19
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.364	$19.490	$20.295	$19.738	$16.549	$14.462	$15.616	$14.352	$10.553	$—
Accumulation Unit Value at end of period	$24.988	$20.364	$19.490	$20.295	$19.738	$16.549	$14.462	$15.616	$14.352	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	10	11	6	—	5	6	4	—

11

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.614	$23.859	$22.682	$22.538	$17.737	$14.713	$16.417	$14.935	$10.670	$17.607
Accumulation Unit Value at end of period	$30.537	$23.614	$23.859	$22.682	$22.538	$17.737	$14.713	$16.417	$14.935	$10.670
Number of Accumulation Units outstanding at end of period (in thousands)	125	140	151	185	220	301	388	496	600	673
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.840	$18.061	$17.205	$17.130	$13.508	$11.227	$12.552	$11.443	$8.191	$13.543
Accumulation Unit Value at end of period	$23.025	$17.840	$18.061	$17.205	$17.130	$13.508	$11.227	$12.552	$11.443	$8.191
Number of Accumulation Units outstanding at end of period (in thousands)	154	206	265	312	431	635	848	1,159	1,358	1,452
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$22.616	$22.919	$21.854	$21.781	$17.193	$14.304	$16.009	$14.608	$10.467	$17.324
Accumulation Unit Value at end of period	$29.159	$22.616	$22.919	$21.854	$21.781	$17.193	$14.304	$16.009	$14.608	$10.467
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	11	12	13	15	20	24	37	39
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$22.289	$22.599	$21.560	$21.498	$16.979	$14.133	$15.825	$14.447	$10.357	$17.151
Accumulation Unit Value at end of period	$28.724	$22.289	$22.599	$21.560	$21.498	$16.979	$14.133	$15.825	$14.447	$10.357
Number of Accumulation Units outstanding at end of period (in thousands)	81	95	107	132	169	248	318	402	504	605
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.813	$22.149	$21.162	$21.133	$16.715	$13.934	$15.626	$14.287	$10.258	$17.012
Accumulation Unit Value at end of period	$28.067	$21.813	$22.149	$21.162	$21.133	$16.715	$13.934	$15.626	$14.287	$10.258
Number of Accumulation Units outstanding at end of period (in thousands)	106	110	129	137	175	236	266	325	381	455
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.813	$22.149	$21.162	$21.133	$16.715	$13.934	$15.626	$14.287	$10.258	$17.012
Accumulation Unit Value at end of period	$28.067	$21.813	$22.149	$21.162	$21.133	$16.715	$13.934	$15.626	$14.287	$10.258
Number of Accumulation Units outstanding at end of period (in thousands)	106	110	129	137	175	236	266	325	381	455
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.675	$16.958	$16.227	$16.229	$12.856	$10.733	$12.054	$11.038	$7.937	$13.183
Accumulation Unit Value at end of period	$21.425	$16.675	$16.958	$16.227	$16.229	$12.856	$10.733	$12.054	$11.038	$7.937
Number of Accumulation Units outstanding at end of period (in thousands)	17	18	20	23	24	33	42	38	31	34
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.430	$16.726	$16.021	$16.039	$12.718	$10.628	$11.948	$10.952	$7.883	$—
Accumulation Unit Value at end of period	$21.089	$16.430	$16.726	$16.021	$16.039	$12.718	$10.628	$11.948	$10.952	$—
Number of Accumulation Units outstanding at end of period (in thousands)	89	90	95	96	123	114	119	106	88	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.974	$15.251	$14.615	$14.639	$11.614	$9.711	$10.922	$10.016	$7.213	$11.999
Accumulation Unit Value at end of period	$19.211	$14.974	$15.251	$14.615	$14.639	$11.614	$9.711	$10.922	$10.016	$7.213
Number of Accumulation Units outstanding at end of period (in thousands)	121	123	130	145	153	118	111	88	48	43
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.586	$22.040	$21.175	$21.262	$16.910	$14.174	$15.983	$14.694	$9.573	$—
Accumulation Unit Value at end of period	$27.624	$21.586	$22.040	$21.175	$21.262	$16.910	$14.174	$15.983	$14.694	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	10	12	6	4	3	2	—	—

12

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.236	$25.129	$25.479	$25.365	$20.102	$17.293	$21.743	$18.057	$11.381	$24.896
Accumulation Unit Value at end of period	$31.251	$25.236	$25.129	$25.479	$25.365	$20.102	$17.293	$21.743	$18.057	$11.381
Number of Accumulation Units outstanding at end of period (in thousands)	78	85	94	113	132	184	222	277	301	326
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.136	$18.095	$18.384	$18.338	$14.562	$12.552	$15.815	$13.160	$8.311	$18.216
Accumulation Unit Value at end of period	$22.414	$18.136	$18.095	$18.384	$18.338	$14.562	$12.552	$15.815	$13.160	$8.311
Number of Accumulation Units outstanding at end of period (in thousands)	106	148	199	258	371	531	709	987	1,095	1,093
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$24.170	$24.139	$24.549	$24.512	$19.485	$16.812	$21.203	$17.661	$11.165	$24.496
Accumulation Unit Value at end of period	$29.841	$24.170	$24.139	$24.549	$24.512	$19.485	$16.812	$21.203	$17.661	$11.165
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	6	6	8	19	21	29	31
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$23.821	$23.802	$24.219	$24.195	$19.242	$16.611	$20.959	$17.467	$11.048	$24.251
Accumulation Unit Value at end of period	$29.395	$23.821	$23.802	$24.219	$24.195	$19.242	$16.611	$20.959	$17.467	$11.048
Number of Accumulation Units outstanding at end of period (in thousands)	82	83	102	119	142	176	228	318	372	437
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$23.311	$23.328	$23.772	$23.784	$18.943	$16.378	$20.696	$17.274	$10.942	$24.055
Accumulation Unit Value at end of period	$28.723	$23.311	$23.328	$23.772	$23.784	$18.943	$16.378	$20.696	$17.274	$10.942
Number of Accumulation Units outstanding at end of period (in thousands)	77	88	97	111	156	228	280	352	404	413
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.311	$23.328	$23.772	$23.784	$18.943	$16.378	$20.696	$17.274	$10.942	$24.055
Accumulation Unit Value at end of period	$28.723	$23.311	$23.328	$23.772	$23.784	$18.943	$16.378	$20.696	$17.274	$10.942
Number of Accumulation Units outstanding at end of period (in thousands)	77	88	97	111	156	228	280	352	404	413
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.952	$16.990	$17.339	$17.374	$13.859	$12.000	$15.187	$12.694	$8.053	$17.731
Accumulation Unit Value at end of period	$20.856	$16.952	$16.990	$17.339	$17.374	$13.859	$12.000	$15.187	$12.694	$8.053
Number of Accumulation Units outstanding at end of period (in thousands)	17	18	20	22	23	27	50	36	35	42
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.703	$16.757	$17.119	$17.170	$13.710	$11.883	$15.054	$12.596	$7.999	$—
Accumulation Unit Value at end of period	$20.529	$16.703	$16.757	$17.119	$17.170	$13.710	$11.883	$15.054	$12.596	$—
Number of Accumulation Units outstanding at end of period (in thousands)	59	79	92	99	108	79	98	79	57	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.380	$16.441	$16.805	$16.863	$13.472	$11.682	$14.807	$12.396	$7.876	$17.366
Accumulation Unit Value at end of period	$20.123	$16.380	$16.441	$16.805	$16.863	$13.472	$11.682	$14.807	$12.396	$7.876
Number of Accumulation Units outstanding at end of period (in thousands)	103	104	106	119	100	108	69	45	37	44
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.581	$21.716	$22.251	$22.385	$17.927	$15.585	$19.803	$16.620	$9.850	$—
Accumulation Unit Value at end of period	$26.445	$21.581	$21.716	$22.251	$22.385	$17.927	$15.585	$19.803	$16.620	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	7	7	10	3	6	6	1	—

13

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.341	$21.673	$20.619	$19.318	$15.096	$13.018	$13.826	$11.843	$8.636	$15.671
Accumulation Unit Value at end of period	$29.454	$23.341	$21.673	$20.619	$19.318	$15.096	$13.018	$13.826	$11.843	$8.636
Number of Accumulation Units outstanding at end of period (in thousands)	949	1,089	1,227	1,552	1,942	2,509	3,124	3,760	4,365	4,925
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.797	$14.698	$14.011	$13.154	$10.299	$8.899	$9.470	$8.129	$5.939	$10.799
Accumulation Unit Value at end of period	$19.895	$15.797	$14.698	$14.011	$13.154	$10.299	$8.899	$9.470	$8.129	$5.939
Number of Accumulation Units outstanding at end of period (in thousands)	2,204	2,844	3,519	4,609	6,343	9,180	12,632	15,861	18,336	20,076
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$22.354	$20.819	$19.866	$18.669	$14.632	$12.656	$13.482	$11.583	$8.472	$15.419
Accumulation Unit Value at end of period	$28.125	$22.354	$20.819	$19.866	$18.669	$14.632	$12.656	$13.482	$11.583	$8.472
Number of Accumulation Units outstanding at end of period (in thousands)	74	83	95	110	125	146	266	299	372	428
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$22.031	$20.529	$19.599	$18.427	$14.450	$12.504	$13.327	$11.456	$8.383	$15.265
Accumulation Unit Value at end of period	$27.705	$22.031	$20.529	$19.599	$18.427	$14.450	$12.504	$13.327	$11.456	$8.383
Number of Accumulation Units outstanding at end of period (in thousands)	821	933	1,093	1,263	1,533	2,068	2,822	3,820	5,053	5,932
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.560	$20.119	$19.237	$18.114	$14.225	$12.329	$13.160	$11.329	$8.303	$15.142
Accumulation Unit Value at end of period	$27.071	$21.560	$20.119	$19.237	$18.114	$14.225	$12.329	$13.160	$11.329	$8.303
Number of Accumulation Units outstanding at end of period (in thousands)	776	967	1,148	1,356	1,700	2,425	3,082	3,843	4,527	4,849
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.560	$20.119	$19.237	$18.114	$14.225	$12.329	$13.160	$11.329	$8.303	$15.142
Accumulation Unit Value at end of period	$27.071	$21.560	$20.119	$19.237	$18.114	$14.225	$12.329	$13.160	$11.329	$8.303
Number of Accumulation Units outstanding at end of period (in thousands)	776	967	1,148	1,356	1,700	2,425	3,082	3,843	4,527	4,849
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.766	$13.800	$13.215	$12.462	$9.801	$8.507	$9.094	$7.841	$5.755	$10.511
Accumulation Unit Value at end of period	$18.513	$14.766	$13.800	$13.215	$12.462	$9.801	$8.507	$9.094	$7.841	$5.755
Number of Accumulation Units outstanding at end of period (in thousands)	58	62	81	104	116	182	264	337	414	475
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.549	$13.611	$13.047	$12.316	$9.696	$8.424	$9.015	$7.780	$5.716	$—
Accumulation Unit Value at end of period	$18.223	$14.549	$13.611	$13.047	$12.316	$9.696	$8.424	$9.015	$7.780	$—
Number of Accumulation Units outstanding at end of period (in thousands)	708	786	875	991	1,087	1,027	1,143	1,099	522	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.509	$13.580	$13.024	$12.301	$9.689	$8.422	$9.017	$7.786	$5.723	$10.469
Accumulation Unit Value at end of period	$18.164	$14.509	$13.580	$13.024	$12.301	$9.689	$8.422	$9.017	$7.786	$5.723
Number of Accumulation Units outstanding at end of period (in thousands)	1,280	1,358	1,409	1,577	1,466	1,171	1,092	866	612	538
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.654	$24.072	$23.144	$21.913	$17.303	$15.079	$16.184	$14.010	$9.446	$—
Accumulation Unit Value at end of period	$32.036	$25.654	$24.072	$23.144	$21.913	$17.303	$15.079	$16.184	$14.010	$—
Number of Accumulation Units outstanding at end of period (in thousands)	29	39	46	53	61	74	90	73	16	—

14

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.452	$19.555	$19.596	$18.007	$13.713	$11.866	$12.289	$11.212	$8.685	$14.207
Accumulation Unit Value at end of period	$25.823	$21.452	$19.555	$19.596	$18.007	$13.713	$11.866	$12.289	$11.212	$8.685
Number of Accumulation Units outstanding at end of period (in thousands)	921	1,069	1,195	1,498	1,910	2,513	3,189	3,772	4,420	5,153
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.101	$19.274	$19.353	$17.819	$13.597	$11.789	$12.233	$11.184	$8.681	$14.228
Accumulation Unit Value at end of period	$25.350	$21.101	$19.274	$19.353	$17.819	$13.597	$11.789	$12.233	$11.184	$8.681
Number of Accumulation Units outstanding at end of period (in thousands)	1,533	1,940	2,462	3,211	4,424	6,449	9,049	11,477	13,369	14,914
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.545	$18.785	$18.880	$17.402	$13.291	$11.536	$11.983	$10.966	$8.520	$13.979
Accumulation Unit Value at end of period	$24.658	$20.545	$18.785	$18.880	$17.402	$13.291	$11.536	$11.983	$10.966	$8.520
Number of Accumulation Units outstanding at end of period (in thousands)	69	76	107	122	145	165	273	331	366	405
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$20.248	$18.523	$18.627	$17.176	$13.126	$11.398	$11.845	$10.845	$8.431	$13.839
Accumulation Unit Value at end of period	$24.290	$20.248	$18.523	$18.627	$17.176	$13.126	$11.398	$11.845	$10.845	$8.431
Number of Accumulation Units outstanding at end of period (in thousands)	826	938	1,062	1,265	1,580	2,125	2,811	3,730	4,797	5,655
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.815	$18.154	$18.283	$16.884	$12.922	$11.238	$11.697	$10.725	$8.350	$13.727
Accumulation Unit Value at end of period	$23.735	$19.815	$18.154	$18.283	$16.884	$12.922	$11.238	$11.697	$10.725	$8.350
Number of Accumulation Units outstanding at end of period (in thousands)	882	1,028	1,179	1,474	1,865	2,465	3,183	3,950	4,642	5,166
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.815	$18.154	$18.283	$16.884	$12.922	$11.238	$11.697	$10.725	$8.350	$13.727
Accumulation Unit Value at end of period	$23.735	$19.815	$18.154	$18.283	$16.884	$12.922	$11.238	$11.697	$10.725	$8.350
Number of Accumulation Units outstanding at end of period (in thousands)	882	1,028	1,179	1,474	1,865	2,465	3,183	3,950	4,642	5,166
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.723	$18.097	$18.253	$16.882	$12.940	$11.270	$11.748	$10.788	$8.411	$13.849
Accumulation Unit Value at end of period	$23.589	$19.723	$18.097	$18.253	$16.882	$12.940	$11.270	$11.748	$10.788	$8.411
Number of Accumulation Units outstanding at end of period (in thousands)	56	72	80	101	104	151	229	279	301	316
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.433	$17.849	$18.020	$16.684	$12.801	$11.160	$11.645	$10.704	$8.354	$—
Accumulation Unit Value at end of period	$23.219	$19.433	$17.849	$18.020	$16.684	$12.801	$11.160	$11.645	$10.704	$—
Number of Accumulation Units outstanding at end of period (in thousands)	512	558	625	658	739	724	744	652	280	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.589	$18.001	$18.183	$16.842	$12.929	$11.278	$11.773	$10.828	$8.455	$13.942
Accumulation Unit Value at end of period	$23.393	$19.589	$18.001	$18.183	$16.842	$12.929	$11.278	$11.773	$10.828	$8.455
Number of Accumulation Units outstanding at end of period (in thousands)	673	715	747	816	803	634	594	489	402	382
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.318	$21.481	$21.753	$20.200	$15.545	$13.594	$14.226	$13.117	$9.281	$—
Accumulation Unit Value at end of period	$27.777	$23.318	$21.481	$21.753	$20.200	$15.545	$13.594	$14.226	$13.117	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	32	39	41	42	46	49	40	6	—

15

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.312	$17.000	$18.102	$18.904	$15.800	$13.624	$16.099	$15.262	$10.845	$19.051
Accumulation Unit Value at end of period	$22.503	$17.312	$17.000	$18.102	$18.904	$15.800	$13.624	$16.099	$15.262	$10.845
Number of Accumulation Units outstanding at end of period (in thousands)	261	300	335	393	498	739	906	1,041	1,188	1,432
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.845	$12.639	$13.485	$14.111	$11.818	$10.210	$12.089	$11.484	$8.177	$14.392
Accumulation Unit Value at end of period	$16.663	$12.845	$12.639	$13.485	$14.111	$11.818	$10.210	$12.089	$11.484	$8.177
Number of Accumulation Units outstanding at end of period (in thousands)	597	762	937	1,195	1,557	2,157	2,853	3,509	4,096	4,688
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.580	$16.330	$17.441	$18.269	$15.315	$13.245	$15.698	$14.928	$10.639	$18.745
Accumulation Unit Value at end of period	$21.487	$16.580	$16.330	$17.441	$18.269	$15.315	$13.245	$15.698	$14.928	$10.639
Number of Accumulation Units outstanding at end of period (in thousands)	19	21	28	29	40	40	70	73	82	87
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.341	$16.102	$17.206	$18.033	$15.124	$13.086	$15.518	$14.764	$10.527	$18.558
Accumulation Unit Value at end of period	$21.166	$16.341	$16.102	$17.206	$18.033	$15.124	$13.086	$15.518	$14.764	$10.527
Number of Accumulation Units outstanding at end of period (in thousands)	203	231	258	304	351	496	640	810	993	1,152
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.991	$15.781	$16.889	$17.726	$14.890	$12.903	$15.324	$14.600	$10.426	$18.408
Accumulation Unit Value at end of period	$20.683	$15.991	$15.781	$16.889	$17.726	$14.890	$12.903	$15.324	$14.600	$10.426
Number of Accumulation Units outstanding at end of period (in thousands)	164	223	254	329	423	631	793	937	1,086	1,243
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.991	$15.781	$16.889	$17.726	$14.890	$12.903	$15.324	$14.600	$10.426	$18.408
Accumulation Unit Value at end of period	$20.683	$15.991	$15.781	$16.889	$17.726	$14.890	$12.903	$15.324	$14.600	$10.426
Number of Accumulation Units outstanding at end of period (in thousands)	164	223	254	329	423	631	793	937	1,086	1,243
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$12.006	$11.867	$12.718	$13.369	$11.247	$9.761	$11.609	$11.078	$7.923	$14.008
Accumulation Unit Value at end of period	$15.505	$12.006	$11.867	$12.718	$13.369	$11.247	$9.761	$11.609	$11.078	$7.923
Number of Accumulation Units outstanding at end of period (in thousands)	11	20	21	23	28	32	49	63	77	81
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.830	$11.704	$12.557	$13.212	$11.126	$9.665	$11.508	$10.992	$7.869	$—
Accumulation Unit Value at end of period	$15.262	$11.830	$11.704	$12.557	$13.212	$11.126	$9.665	$11.508	$10.992	$—
Number of Accumulation Units outstanding at end of period (in thousands)	148	154	166	186	201	195	216	182	109	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.745	$10.636	$11.416	$12.018	$10.126	$8.801	$10.483	$10.018	$7.176	$12.707
Accumulation Unit Value at end of period	$13.856	$10.745	$10.636	$11.416	$12.018	$10.126	$8.801	$10.483	$10.018	$7.176
Number of Accumulation Units outstanding at end of period (in thousands)	337	335	351	399	383	322	295	241	164	163
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.790	$15.668	$16.860	$17.794	$15.029	$13.095	$15.638	$14.982	$9.374	$—
Accumulation Unit Value at end of period	$20.310	$15.790	$15.668	$16.860	$17.794	$15.029	$13.095	$15.638	$14.982	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	8	10	10	13	26	29	24	4	—

16

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.184	$25.290	$26.546	$29.293	$26.738	$23.071	$27.257	$23.509	$15.970	$28.176
Accumulation Unit Value at end of period	$33.340	$26.184	$25.290	$26.546	$29.293	$26.738	$23.071	$27.257	$23.509	$15.970
Number of Accumulation Units outstanding at end of period (in thousands)	41	44	58	80	99	147	186	220	237	236
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$24.016	$23.243	$24.445	$27.029	$24.721	$21.374	$25.302	$21.866	$14.884	$26.312
Accumulation Unit Value at end of period	$30.518	$24.016	$23.243	$24.445	$27.029	$24.721	$21.374	$25.302	$21.866	$14.884
Number of Accumulation Units outstanding at end of period (in thousands)	124	148	175	215	299	375	552	766	800	772
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$25.078	$24.294	$25.577	$28.309	$25.918	$22.430	$26.580	$22.993	$15.667	$27.724
Accumulation Unit Value at end of period	$31.836	$25.078	$24.294	$25.577	$28.309	$25.918	$22.430	$26.580	$22.993	$15.667
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	6	7	6	7	18	21	21	23
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$24.716	$23.956	$25.233	$27.942	$25.595	$22.162	$26.275	$22.740	$15.502	$27.447
Accumulation Unit Value at end of period	$31.360	$24.716	$23.956	$25.233	$27.942	$25.595	$22.162	$26.275	$22.740	$15.502
Number of Accumulation Units outstanding at end of period (in thousands)	60	61	77	99	111	162	215	303	333	389
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$24.187	$23.478	$24.768	$27.468	$25.198	$21.851	$25.945	$22.489	$15.354	$27.225
Accumulation Unit Value at end of period	$30.643	$24.187	$23.478	$24.768	$27.468	$25.198	$21.851	$25.945	$22.489	$15.354
Number of Accumulation Units outstanding at end of period (in thousands)	46	55	67	77	109	158	195	239	249	261
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.187	$23.478	$24.768	$27.468	$25.198	$21.851	$25.945	$22.489	$15.354	$27.225
Accumulation Unit Value at end of period	$30.643	$24.187	$23.478	$24.768	$27.468	$25.198	$21.851	$25.945	$22.489	$15.354
Number of Accumulation Units outstanding at end of period (in thousands)	46	55	67	77	109	158	195	239	249	261
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$22.448	$21.823	$23.056	$25.608	$23.527	$20.433	$24.298	$21.092	$14.422	$25.611
Accumulation Unit Value at end of period	$28.398	$22.448	$21.823	$23.056	$25.608	$23.527	$20.433	$24.298	$21.092	$14.422
Number of Accumulation Units outstanding at end of period (in thousands)	5	12	14	16	20	30	28	30	29	30
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.119	$21.524	$22.763	$25.308	$23.275	$20.234	$24.085	$20.929	$14.324	$—
Accumulation Unit Value at end of period	$27.953	$22.119	$21.524	$22.763	$25.308	$23.275	$20.234	$24.085	$20.929	$—
Number of Accumulation Units outstanding at end of period (in thousands)	44	48	59	74	78	71	68	70	32	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.975	$21.395	$22.638	$25.182	$23.170	$20.153	$24.001	$20.866	$14.289	$25.412
Accumulation Unit Value at end of period	$27.758	$21.975	$21.395	$22.638	$25.182	$23.170	$20.153	$24.001	$20.866	$14.289
Number of Accumulation Units outstanding at end of period (in thousands)	118	110	104	118	89	62	53	46	30	23
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.805	$15.426	$16.363	$18.247	$16.831	$14.676	$17.522	$15.272	$10.484	$—
Accumulation Unit Value at end of period	$19.913	$15.805	$15.426	$16.363	$18.247	$16.831	$14.676	$17.522	$15.272	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	16	16	16	21	25	30	21	4	—

17

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Fidelity VIP Dynamic Capital Appreciation Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.532	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.132	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.935	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.837	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.547	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.547	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$32.020	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$31.731	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.978	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$30.877	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

18

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Flex Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.117	$16.872	$16.436	$15.748	$11.645	$10.835	$11.571	$10.124	$7.740	$12.165
Accumulation Unit Value at end of period	$20.124	$16.117	$16.872	$16.436	$15.748	$11.645	$10.835	$11.571	$10.124	$7.740
Number of Accumulation Units outstanding at end of period (in thousands)	23	24	40	45	48	61	75	83	83	77
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.740	$16.511	$16.115	$15.472	$11.464	$10.688	$11.437	$10.026	$7.681	$12.096
Accumulation Unit Value at end of period	$19.614	$15.740	$16.511	$16.115	$15.472	$11.464	$10.688	$11.437	$10.026	$7.681
Number of Accumulation Units outstanding at end of period (in thousands)	61	70	87	122	174	269	361	395	433	459
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.555	$16.333	$15.958	$15.336	$11.374	$10.615	$11.370	$9.978	$7.652	$12.062
Accumulation Unit Value at end of period	$19.364	$15.555	$16.333	$15.958	$15.336	$11.374	$10.615	$11.370	$9.978	$7.652
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.463	$16.244	$15.879	$15.268	$11.330	$10.578	$11.337	$9.954	$7.637	$12.045
Accumulation Unit Value at end of period	$19.240	$15.463	$16.244	$15.879	$15.268	$11.330	$10.578	$11.337	$9.954	$7.637
Number of Accumulation Units outstanding at end of period (in thousands)	15	18	23	25	31	35	48	111	123	103
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.191	$15.982	$15.647	$15.067	$11.197	$10.470	$11.238	$9.882	$7.593	$11.994
Accumulation Unit Value at end of period	$18.873	$15.191	$15.982	$15.647	$15.067	$11.197	$10.470	$11.238	$9.882	$7.593
Number of Accumulation Units outstanding at end of period (in thousands)	17	24	27	33	30	47	68	136	137	125
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.191	$15.982	$15.647	$15.067	$11.197	$10.470	$11.238	$9.882	$7.593	$11.994
Accumulation Unit Value at end of period	$18.873	$15.191	$15.982	$15.647	$15.067	$11.197	$10.470	$11.238	$9.882	$7.593
Number of Accumulation Units outstanding at end of period (in thousands)	17	24	27	33	30	47	68	136	137	125
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.923	$15.725	$15.418	$14.868	$11.066	$10.364	$11.140	$9.810	$7.550	$11.943
Accumulation Unit Value at end of period	$18.513	$14.923	$15.725	$15.418	$14.868	$11.066	$10.364	$11.140	$9.810	$7.550
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	1	1
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.748	$15.555	$15.267	$14.738	$10.980	$10.293	$11.075	$9.763	$7.521	$—
Accumulation Unit Value at end of period	$18.277	$14.748	$15.555	$15.267	$14.738	$10.980	$10.293	$11.075	$9.763	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	7	13	17	20	21	20	12	5	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.661	$15.471	$15.192	$14.673	$10.937	$10.258	$11.043	$9.739	$7.506	$11.892
Accumulation Unit Value at end of period	$18.160	$14.661	$15.471	$15.192	$14.673	$10.937	$10.258	$11.043	$9.739	$7.506
Number of Accumulation Units outstanding at end of period (in thousands)	80	88	107	98	104	80	72	19	8	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.212	$20.325	$20.007	$19.372	$14.476	$13.611	$14.690	$12.988	$10.035	$—
Accumulation Unit Value at end of period	$23.738	$19.212	$20.325	$20.007	$19.372	$14.476	$13.611	$14.690	$12.988	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	—	—

19

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.441	$19.117	$20.910	$20.320	$18.130	$16.362	$16.247	$14.659	$10.991	$15.884
Accumulation Unit Value at end of period	$23.130	$21.441	$19.117	$20.910	$20.320	$18.130	$16.362	$16.247	$14.659	$10.991
Number of Accumulation Units outstanding at end of period (in thousands)	731	804	917	1,262	1,649	2,048	2,433	2,701	3,032	3,312
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.821	$18.601	$20.387	$19.851	$17.747	$16.048	$15.967	$14.436	$10.845	$15.705
Accumulation Unit Value at end of period	$22.417	$20.821	$18.601	$20.387	$19.851	$17.747	$16.048	$15.967	$14.436	$10.845
Number of Accumulation Units outstanding at end of period (in thousands)	2,137	2,782	3,533	4,654	6,349	8,745	11,817	14,612	16,478	18,582
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.528	$18.358	$20.140	$19.631	$17.568	$15.902	$15.838	$14.333	$10.778	$15.624
Accumulation Unit Value at end of period	$22.079	$20.528	$18.358	$20.140	$19.631	$17.568	$15.902	$15.838	$14.333	$10.778
Number of Accumulation Units outstanding at end of period (in thousands)	17	24	38	49	69	68	113	145	173	209
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$20.368	$18.224	$20.003	$19.507	$17.466	$15.817	$15.761	$14.271	$10.737	$15.572
Accumulation Unit Value at end of period	$21.896	$20.368	$18.224	$20.003	$19.507	$17.466	$15.817	$15.761	$14.271	$10.737
Number of Accumulation Units outstanding at end of period (in thousands)	533	614	732	867	1,049	1,433	1,907	2,351	2,825	3,279
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.932	$17.861	$19.634	$19.176	$17.195	$15.595	$15.563	$14.113	$10.634	$15.446
Accumulation Unit Value at end of period	$21.395	$19.932	$17.861	$19.634	$19.176	$17.195	$15.595	$15.563	$14.113	$10.634
Number of Accumulation Units outstanding at end of period (in thousands)	470	551	643	798	1,070	1,472	1,942	2,313	2,695	2,861
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.932	$17.861	$19.634	$19.176	$17.195	$15.595	$15.563	$14.113	$10.634	$15.446
Accumulation Unit Value at end of period	$21.395	$19.932	$17.861	$19.634	$19.176	$17.195	$15.595	$15.563	$14.113	$10.634
Number of Accumulation Units outstanding at end of period (in thousands)	470	551	643	798	1,070	1,472	1,942	2,313	2,695	2,861
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.511	$17.509	$19.276	$18.855	$16.933	$15.380	$15.372	$13.960	$10.535	$15.325
Accumulation Unit Value at end of period	$20.911	$19.511	$17.509	$19.276	$18.855	$16.933	$15.380	$15.372	$13.960	$10.535
Number of Accumulation Units outstanding at end of period (in thousands)	36	41	53	66	72	80	106	142	184	184
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.224	$17.269	$19.031	$18.634	$16.751	$15.231	$15.237	$13.852	$10.464	$—
Accumulation Unit Value at end of period	$20.584	$19.224	$17.269	$19.031	$18.634	$16.751	$15.231	$15.237	$13.852	$—
Number of Accumulation Units outstanding at end of period (in thousands)	309	343	371	425	413	362	397	321	211	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.100	$17.166	$18.927	$18.541	$16.676	$15.170	$15.184	$13.810	$10.437	$15.206
Accumulation Unit Value at end of period	$20.440	$19.100	$17.166	$18.927	$18.541	$16.676	$15.170	$15.184	$13.810	$10.437
Number of Accumulation Units outstanding at end of period (in thousands)	485	518	552	611	619	509	424	375	333	313
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.176	$17.278	$19.098	$18.755	$16.910	$15.422	$15.475	$14.110	$10.691	$—
Accumulation Unit Value at end of period	$20.471	$19.176	$17.278	$19.098	$18.755	$16.910	$15.422	$15.475	$14.110	$—
Number of Accumulation Units outstanding at end of period (in thousands)	48	50	54	50	57	58	81	57	8	—

20

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Large Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.862	$17.456	$16.801	$15.188	$12.003	$10.860	$11.209	$10.212	$8.003	$12.427
Accumulation Unit Value at end of period	$21.248	$16.862	$17.456	$16.801	$15.188	$12.003	$10.860	$11.209	$10.212	$8.003
Number of Accumulation Units outstanding at end of period (in thousands)	59	76	93	102	137	169	210	239	318	375
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.374	$16.985	$16.381	$14.838	$11.750	$10.651	$11.016	$10.057	$7.897	$12.287
Accumulation Unit Value at end of period	$20.593	$16.374	$16.985	$16.381	$14.838	$11.750	$10.651	$11.016	$10.057	$7.897
Number of Accumulation Units outstanding at end of period (in thousands)	136	174	220	299	375	587	808	1,083	1,284	1,411
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.144	$16.762	$16.183	$14.673	$11.631	$10.554	$10.927	$9.985	$7.848	$12.223
Accumulation Unit Value at end of period	$20.283	$16.144	$16.762	$16.183	$14.673	$11.631	$10.554	$10.927	$9.985	$7.848
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	6	9	12	15	17	27	31
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.018	$16.640	$16.072	$14.580	$11.563	$10.498	$10.874	$9.941	$7.818	$12.183
Accumulation Unit Value at end of period	$20.114	$16.018	$16.640	$16.072	$14.580	$11.563	$10.498	$10.874	$9.941	$7.818
Number of Accumulation Units outstanding at end of period (in thousands)	53	52	71	87	102	147	212	301	332	412
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.675	$16.308	$15.775	$14.332	$11.384	$10.351	$10.738	$9.831	$7.743	$12.084
Accumulation Unit Value at end of period	$19.654	$15.675	$16.308	$15.775	$14.332	$11.384	$10.351	$10.738	$9.831	$7.743
Number of Accumulation Units outstanding at end of period (in thousands)	68	83	120	132	172	247	357	441	534	608
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.675	$16.308	$15.775	$14.332	$11.384	$10.351	$10.738	$9.831	$7.743	$12.084
Accumulation Unit Value at end of period	$19.654	$15.675	$16.308	$15.775	$14.332	$11.384	$10.351	$10.738	$9.831	$7.743
Number of Accumulation Units outstanding at end of period (in thousands)	68	83	120	132	172	247	357	441	534	608
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.344	$15.987	$15.488	$14.092	$11.210	$10.208	$10.605	$9.725	$7.671	$11.989
Accumulation Unit Value at end of period	$19.210	$15.344	$15.987	$15.488	$14.092	$11.210	$10.208	$10.605	$9.725	$7.671
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	9	8	9	11	15	21	22	22
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.118	$15.768	$15.291	$13.927	$11.090	$10.109	$10.513	$9.649	$7.619	$—
Accumulation Unit Value at end of period	$18.909	$15.118	$15.768	$15.291	$13.927	$11.090	$10.109	$10.513	$9.649	$—
Number of Accumulation Units outstanding at end of period (in thousands)	58	68	76	79	98	87	95	69	28	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.020	$15.674	$15.207	$13.858	$11.040	$10.068	$10.476	$9.621	$7.600	$11.896
Accumulation Unit Value at end of period	$18.777	$15.020	$15.674	$15.207	$13.858	$11.040	$10.068	$10.476	$9.621	$7.600
Number of Accumulation Units outstanding at end of period (in thousands)	60	68	76	71	79	82	81	61	52	50
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.660	$20.567	$20.005	$18.275	$14.595	$13.344	$13.919	$12.815	$10.148	$—
Accumulation Unit Value at end of period	$24.515	$19.660	$20.567	$20.005	$18.275	$14.595	$13.344	$13.919	$12.815	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	6	2	2	11	10	8	—

21

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.921	$27.117	$28.613	$27.518	$21.922	$19.660	$20.597	$18.703	$15.419	$21.911
Accumulation Unit Value at end of period	$31.962	$29.921	$27.117	$28.613	$27.518	$21.922	$19.660	$20.597	$18.703	$15.419
Number of Accumulation Units outstanding at end of period (in thousands)	67	87	100	121	141	189	245	269	289	327
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$29.114	$26.439	$27.953	$26.937	$21.502	$19.322	$20.284	$18.455	$15.245	$21.707
Accumulation Unit Value at end of period	$31.038	$29.114	$26.439	$27.953	$26.937	$21.502	$19.322	$20.284	$18.455	$15.245
Number of Accumulation Units outstanding at end of period (in thousands)	163	206	259	360	474	732	1,014	1,245	1,336	1,398
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$28.719	$26.106	$27.629	$26.651	$21.295	$19.155	$20.129	$18.333	$15.159	$21.606
Accumulation Unit Value at end of period	$30.586	$28.719	$26.106	$27.629	$26.651	$21.295	$19.155	$20.129	$18.333	$15.159
Number of Accumulation Units outstanding at end of period (in thousands)	10	8	8	10	12	12	15	19	18	17
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$28.523	$25.941	$27.468	$26.510	$21.192	$19.073	$20.052	$18.272	$15.116	$21.555
Accumulation Unit Value at end of period	$30.363	$28.523	$25.941	$27.468	$26.510	$21.192	$19.073	$20.052	$18.272	$15.116
Number of Accumulation Units outstanding at end of period (in thousands)	61	70	88	107	124	161	233	296	374	373
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$27.944	$25.453	$26.991	$26.089	$20.887	$18.826	$19.822	$18.090	$14.988	$21.405
Accumulation Unit Value at end of period	$29.702	$27.944	$25.453	$26.991	$26.089	$20.887	$18.826	$19.822	$18.090	$14.988
Number of Accumulation Units outstanding at end of period (in thousands)	54	63	78	91	168	246	327	431	457	449
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$27.944	$25.453	$26.991	$26.089	$20.887	$18.826	$19.822	$18.090	$14.988	$21.405
Accumulation Unit Value at end of period	$29.702	$27.944	$25.453	$26.991	$26.089	$20.887	$18.826	$19.822	$18.090	$14.988
Number of Accumulation Units outstanding at end of period (in thousands)	54	63	78	91	168	246	327	431	457	449
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$27.377	$24.974	$26.523	$25.674	$20.586	$18.583	$19.596	$17.910	$14.861	$21.256
Accumulation Unit Value at end of period	$29.055	$27.377	$24.974	$26.523	$25.674	$20.586	$18.583	$19.596	$17.910	$14.861
Number of Accumulation Units outstanding at end of period (in thousands)	11	14	16	25	28	30	28	29	45	50
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.006	$24.659	$26.215	$25.402	$20.388	$18.422	$19.446	$17.790	$14.777	$—
Accumulation Unit Value at end of period	$28.632	$27.006	$24.659	$26.215	$25.402	$20.388	$18.422	$19.446	$17.790	$—
Number of Accumulation Units outstanding at end of period (in thousands)	69	82	97	105	107	83	110	97	61	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$26.831	$24.512	$26.071	$25.275	$20.297	$18.349	$19.378	$17.737	$14.740	$21.114
Accumulation Unit Value at end of period	$28.432	$26.831	$24.512	$26.071	$25.275	$20.297	$18.349	$19.378	$17.737	$14.740
Number of Accumulation Units outstanding at end of period (in thousands)	133	140	141	147	122	101	83	62	49	28
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.104	$16.581	$17.680	$17.183	$13.833	$12.537	$13.273	$12.180	$10.147	$—
Accumulation Unit Value at end of period	$19.137	$18.104	$16.581	$17.680	$17.183	$13.833	$12.537	$13.273	$12.180	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	14	12	18	23	26	37	30	—	—

22

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.785	$19.959	$21.344	$20.257	$16.056	$14.288	$14.679	$13.420	$10.824	$17.498
Accumulation Unit Value at end of period	$24.283	$22.785	$19.959	$21.344	$20.257	$16.056	$14.288	$14.679	$13.420	$10.824
Number of Accumulation Units outstanding at end of period (in thousands)	354	391	449	542	679	853	1,083	1,287	1,534	1,747
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.230	$18.634	$19.968	$18.988	$15.081	$13.447	$13.842	$12.681	$10.248	$16.600
Accumulation Unit Value at end of period	$22.581	$21.230	$18.634	$19.968	$18.988	$15.081	$13.447	$13.842	$12.681	$10.248
Number of Accumulation Units outstanding at end of period (in thousands)	1,047	1,378	1,740	2,338	3,206	4,521	6,170	7,770	8,836	10,001
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.822	$19.173	$20.565	$19.576	$15.563	$13.891	$14.314	$13.126	$10.619	$17.217
Accumulation Unit Value at end of period	$23.187	$21.822	$19.173	$20.565	$19.576	$15.563	$13.891	$14.314	$13.126	$10.619
Number of Accumulation Units outstanding at end of period (in thousands)	15	18	22	25	27	36	65	76	107	129
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$21.507	$18.905	$20.289	$19.323	$15.369	$13.725	$14.150	$12.982	$10.507	$17.045
Accumulation Unit Value at end of period	$22.841	$21.507	$18.905	$20.289	$19.323	$15.369	$13.725	$14.150	$12.982	$10.507
Number of Accumulation Units outstanding at end of period (in thousands)	286	326	393	495	608	753	1,061	1,371	1,724	2,001
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.046	$18.528	$19.914	$18.994	$15.131	$13.532	$13.972	$12.838	$10.406	$16.907
Accumulation Unit Value at end of period	$22.318	$21.046	$18.528	$19.914	$18.994	$15.131	$13.532	$13.972	$12.838	$10.406
Number of Accumulation Units outstanding at end of period (in thousands)	303	358	435	512	680	931	1,194	1,470	1,768	1,928
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.046	$18.528	$19.914	$18.994	$15.131	$13.532	$13.972	$12.838	$10.406	$16.907
Accumulation Unit Value at end of period	$22.318	$21.046	$18.528	$19.914	$18.994	$15.131	$13.532	$13.972	$12.838	$10.406
Number of Accumulation Units outstanding at end of period (in thousands)	303	358	435	512	680	931	1,194	1,470	1,768	1,928
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.844	$17.496	$18.833	$17.990	$14.352	$12.855	$13.293	$12.232	$9.930	$16.158
Accumulation Unit Value at end of period	$21.012	$19.844	$17.496	$18.833	$17.990	$14.352	$12.855	$13.293	$12.232	$9.930
Number of Accumulation Units outstanding at end of period (in thousands)	14	16	24	33	32	37	60	84	86	90
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.553	$17.256	$18.594	$17.779	$14.198	$12.730	$13.176	$12.138	$9.863	$—
Accumulation Unit Value at end of period	$20.682	$19.553	$17.256	$18.594	$17.779	$14.198	$12.730	$13.176	$12.138	$—
Number of Accumulation Units outstanding at end of period (in thousands)	176	184	204	232	229	218	246	239	106	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.191	$17.829	$19.220	$18.387	$14.691	$13.178	$13.648	$12.578	$10.226	$16.664
Accumulation Unit Value at end of period	$21.347	$20.191	$17.829	$19.220	$18.387	$14.691	$13.178	$13.648	$12.578	$10.226
Number of Accumulation Units outstanding at end of period (in thousands)	263	278	288	303	321	231	216	174	143	138
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.982	$17.689	$19.117	$18.334	$14.685	$13.206	$13.711	$12.668	$10.325	$—
Accumulation Unit Value at end of period	$21.074	$19.982	$17.689	$19.117	$18.334	$14.685	$13.206	$13.711	$12.668	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	24	27	28	30	29	23	15	3	—

23

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.626	$21.575	$22.764	$21.286	$16.686	$15.151	$14.532	$12.245	$10.609	$14.795
Accumulation Unit Value at end of period	$29.203	$24.626	$21.575	$22.764	$21.286	$16.686	$15.151	$14.532	$12.245	$10.609
Number of Accumulation Units outstanding at end of period (in thousands)	307	364	413	553	737	898	1,045	1,144	1,175	1,316
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$23.962	$21.035	$22.239	$20.837	$16.366	$14.891	$14.311	$12.083	$10.489	$14.658
Accumulation Unit Value at end of period	$28.359	$23.962	$21.035	$22.239	$20.837	$16.366	$14.891	$14.311	$12.083	$10.489
Number of Accumulation Units outstanding at end of period (in thousands)	770	957	1,203	1,602	2,241	3,070	4,079	4,961	5,092	5,608
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$23.637	$20.770	$21.981	$20.616	$16.209	$14.762	$14.201	$12.003	$10.430	$14.589
Accumulation Unit Value at end of period	$27.946	$23.637	$20.770	$21.981	$20.616	$16.209	$14.762	$14.201	$12.003	$10.430
Number of Accumulation Units outstanding at end of period (in thousands)	20	26	30	33	37	43	65	72	76	87
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$23.476	$20.639	$21.853	$20.506	$16.131	$14.698	$14.147	$11.963	$10.401	$14.555
Accumulation Unit Value at end of period	$27.742	$23.476	$20.639	$21.853	$20.506	$16.131	$14.698	$14.147	$11.963	$10.401
Number of Accumulation Units outstanding at end of period (in thousands)	266	311	367	432	514	622	764	863	992	1,121
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.999	$20.250	$21.474	$20.180	$15.898	$14.508	$13.985	$11.844	$10.312	$14.454
Accumulation Unit Value at end of period	$27.138	$22.999	$20.250	$21.474	$20.180	$15.898	$14.508	$13.985	$11.844	$10.312
Number of Accumulation Units outstanding at end of period (in thousands)	186	241	275	345	435	646	856	1,018	1,073	1,162
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.999	$20.250	$21.474	$20.180	$15.898	$14.508	$13.985	$11.844	$10.312	$14.454
Accumulation Unit Value at end of period	$27.138	$22.999	$20.250	$21.474	$20.180	$15.898	$14.508	$13.985	$11.844	$10.312
Number of Accumulation Units outstanding at end of period (in thousands)	186	241	275	345	435	646	856	1,018	1,073	1,162
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$22.532	$19.869	$21.101	$19.860	$15.669	$14.321	$13.825	$11.726	$10.225	$14.353
Accumulation Unit Value at end of period	$26.547	$22.532	$19.869	$21.101	$19.860	$15.669	$14.321	$13.825	$11.726	$10.225
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	15	36	41	49	42	46	44	46
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.226	$19.619	$20.856	$19.649	$15.519	$14.197	$13.719	$11.648	$10.167	$—
Accumulation Unit Value at end of period	$26.161	$22.226	$19.619	$20.856	$19.649	$15.519	$14.197	$13.719	$11.648	$—
Number of Accumulation Units outstanding at end of period (in thousands)	146	161	173	179	185	185	164	125	28	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.082	$19.501	$20.742	$19.551	$15.449	$14.140	$13.671	$11.613	$10.142	$14.258
Accumulation Unit Value at end of period	$25.978	$22.082	$19.501	$20.742	$19.551	$15.449	$14.140	$13.671	$11.613	$10.142
Number of Accumulation Units outstanding at end of period (in thousands)	286	296	303	323	291	230	167	112	102	114
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.193	$19.648	$20.950	$19.797	$15.682	$14.390	$13.947	$11.877	$10.399	$—
Accumulation Unit Value at end of period	$26.043	$22.193	$19.648	$20.950	$19.797	$15.682	$14.390	$13.947	$11.877	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	17	15	17	14	18	10	4	—

24

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.640	$12.994	$14.264	$14.419	$10.760	$9.240	$9.761	$7.739	$6.091	$9.246
Accumulation Unit Value at end of period	$18.111	$16.640	$12.994	$14.264	$14.419	$10.760	$9.240	$9.761	$7.739	$6.091
Number of Accumulation Units outstanding at end of period (in thousands)	30	33	41	53	72	53	81	75	47	58
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.334	$12.781	$14.058	$14.239	$10.647	$9.161	$9.697	$7.703	$6.076	$9.240
Accumulation Unit Value at end of period	$17.742	$16.334	$12.781	$14.058	$14.239	$10.647	$9.161	$9.697	$7.703	$6.076
Number of Accumulation Units outstanding at end of period (in thousands)	45	59	57	76	132	172	231	289	278	163
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.183	$12.675	$13.956	$14.150	$10.591	$9.122	$9.665	$7.686	$6.068	$9.238
Accumulation Unit Value at end of period	$17.561	$16.183	$12.675	$13.956	$14.150	$10.591	$9.122	$9.665	$7.686	$6.068
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	3	2	1	1	—	1
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.108	$12.623	$13.905	$14.105	$10.563	$9.102	$9.649	$7.677	$6.064	$9.237
Accumulation Unit Value at end of period	$17.471	$16.108	$12.623	$13.905	$14.105	$10.563	$9.102	$9.649	$7.677	$6.064
Number of Accumulation Units outstanding at end of period (in thousands)	26	43	35	40	85	93	113	82	80	99
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.885	$12.467	$13.754	$13.973	$10.479	$9.044	$9.602	$7.651	$6.053	$9.233
Accumulation Unit Value at end of period	$17.204	$15.885	$12.467	$13.754	$13.973	$10.479	$9.044	$9.602	$7.651	$6.053
Number of Accumulation Units outstanding at end of period (in thousands)	15	19	16	21	30	61	105	121	81	61
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.885	$12.467	$13.754	$13.973	$10.479	$9.044	$9.602	$7.651	$6.053	$9.233
Accumulation Unit Value at end of period	$17.204	$15.885	$12.467	$13.754	$13.973	$10.479	$9.044	$9.602	$7.651	$6.053
Number of Accumulation Units outstanding at end of period (in thousands)	15	19	16	21	30	61	105	121	81	61
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.666	$12.313	$13.605	$13.842	$10.397	$8.986	$9.554	$7.625	$6.041	$9.229
Accumulation Unit Value at end of period	$16.940	$15.666	$12.313	$13.605	$13.842	$10.397	$8.986	$9.554	$7.625	$6.041
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.521	$12.211	$13.506	$13.755	$10.342	$8.948	$9.523	$7.607	$6.033	$—
Accumulation Unit Value at end of period	$16.767	$15.521	$12.211	$13.506	$13.755	$10.342	$8.948	$9.523	$7.607	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	50	46	59	56	27	25	15	6	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.449	$12.161	$13.457	$13.712	$10.314	$8.928	$9.508	$7.599	$6.029	$9.225
Accumulation Unit Value at end of period	$16.681	$15.449	$12.161	$13.457	$13.712	$10.314	$8.928	$9.508	$7.599	$6.029
Number of Accumulation Units outstanding at end of period (in thousands)	25	30	26	33	24	26	21	14	4	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.696	$21.066	$23.369	$23.873	$18.002	$15.622	$16.677	$13.362	$10.629	$—
Accumulation Unit Value at end of period	$28.752	$26.696	$21.066	$23.369	$23.873	$18.002	$15.622	$16.677	$13.362	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	4	4	4	3	—	—

25

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.003	$20.497	$21.407	$20.250	$14.902	$13.666	$14.599	$11.629	$8.235	$14.559
Accumulation Unit Value at end of period	$25.080	$21.003	$20.497	$21.407	$20.250	$14.902	$13.666	$14.599	$11.629	$8.235
Number of Accumulation Units outstanding at end of period (in thousands)	89	97	117	162	208	254	343	455	549	614
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$11.831	$11.569	$12.107	$11.476	$8.461	$7.776	$8.323	$6.643	$4.713	$8.350
Accumulation Unit Value at end of period	$14.099	$11.831	$11.569	$12.107	$11.476	$8.461	$7.776	$8.323	$6.643	$4.713
Number of Accumulation Units outstanding at end of period (in thousands)	244	301	358	494	658	1,001	1,339	1,856	1,759	1,683
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.115	$19.690	$20.626	$19.570	$14.444	$13.287	$14.236	$11.374	$8.078	$14.325
Accumulation Unit Value at end of period	$23.948	$20.115	$19.690	$20.626	$19.570	$14.444	$13.287	$14.236	$11.374	$8.078
Number of Accumulation Units outstanding at end of period (in thousands)	10	8	10	12	16	18	25	30	40	46
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.825	$19.415	$20.348	$19.316	$14.264	$13.127	$14.073	$11.249	$7.993	$14.182
Accumulation Unit Value at end of period	$23.590	$19.825	$19.415	$20.348	$19.316	$14.264	$13.127	$14.073	$11.249	$7.993
Number of Accumulation Units outstanding at end of period (in thousands)	111	126	147	167	207	272	388	480	691	830
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.400	$19.028	$19.973	$18.988	$14.043	$12.943	$13.896	$11.125	$7.917	$14.067
Accumulation Unit Value at end of period	$23.051	$19.400	$19.028	$19.973	$18.988	$14.043	$12.943	$13.896	$11.125	$7.917
Number of Accumulation Units outstanding at end of period (in thousands)	116	149	171	188	232	316	384	458	573	582
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.400	$19.028	$19.973	$18.988	$14.043	$12.943	$13.896	$11.125	$7.917	$14.067
Accumulation Unit Value at end of period	$23.051	$19.400	$19.028	$19.973	$18.988	$14.043	$12.943	$13.896	$11.125	$7.917
Number of Accumulation Units outstanding at end of period (in thousands)	116	149	171	188	232	316	384	458	573	582
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$11.058	$10.862	$11.419	$10.872	$8.052	$7.433	$7.992	$6.408	$4.567	$8.127
Accumulation Unit Value at end of period	$13.119	$11.058	$10.862	$11.419	$10.872	$8.052	$7.433	$7.992	$6.408	$4.567
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	17	20	53	69	84	91	98	112
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.896	$10.714	$11.274	$10.745	$7.966	$7.361	$7.922	$6.358	$4.536	$—
Accumulation Unit Value at end of period	$12.914	$10.896	$10.714	$11.274	$10.745	$7.966	$7.361	$7.922	$6.358	$—
Number of Accumulation Units outstanding at end of period (in thousands)	173	163	194	200	203	228	238	275	119	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.777	$10.602	$11.162	$10.643	$7.895	$7.299	$7.859	$6.311	$4.505	$8.028
Accumulation Unit Value at end of period	$12.766	$10.777	$10.602	$11.162	$10.643	$7.895	$7.299	$7.859	$6.311	$4.505
Number of Accumulation Units outstanding at end of period (in thousands)	308	321	298	321	266	196	177	138	102	88
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.570	$23.246	$24.534	$23.453	$17.440	$16.164	$17.449	$14.046	$10.051	$—
Accumulation Unit Value at end of period	$27.852	$23.570	$23.246	$24.534	$23.453	$17.440	$16.164	$17.449	$14.046	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	9	11	6	11	11	8	2	—

26

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.013	$20.673	$21.807	$21.709	$21.319	$19.160	$18.952	$17.325	$13.966	$15.959
Accumulation Unit Value at end of period	$22.679	$22.013	$20.673	$21.807	$21.709	$21.319	$19.160	$18.952	$17.325	$13.966
Number of Accumulation Units outstanding at end of period (in thousands)	222	234	274	370	462	611	722	814	995	903
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.536	$19.324	$20.424	$20.374	$20.048	$18.053	$17.893	$16.390	$13.239	$15.158
Accumulation Unit Value at end of period	$21.114	$20.536	$19.324	$20.424	$20.374	$20.048	$18.053	$17.893	$16.390	$13.239
Number of Accumulation Units outstanding at end of period (in thousands)	372	461	582	777	1,175	1,736	2,107	2,581	2,719	2,611
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.083	$19.859	$21.011	$20.980	$20.665	$18.627	$18.481	$16.945	$13.701	$15.703
Accumulation Unit Value at end of period	$21.655	$21.083	$19.859	$21.011	$20.980	$20.665	$18.627	$18.481	$16.945	$13.701
Number of Accumulation Units outstanding at end of period (in thousands)	7	10	17	23	24	29	33	43	48	55
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$20.779	$19.583	$20.728	$20.708	$20.407	$18.405	$18.269	$16.759	$13.557	$15.546
Accumulation Unit Value at end of period	$21.332	$20.779	$19.583	$20.728	$20.708	$20.407	$18.405	$18.269	$16.759	$13.557
Number of Accumulation Units outstanding at end of period (in thousands)	153	167	193	271	337	433	633	864	1,133	1,148
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.334	$19.192	$20.346	$20.356	$20.091	$18.146	$18.040	$16.574	$13.428	$15.420
Accumulation Unit Value at end of period	$20.845	$20.334	$19.192	$20.346	$20.356	$20.091	$18.146	$18.040	$16.574	$13.428
Number of Accumulation Units outstanding at end of period (in thousands)	178	208	258	323	430	655	824	1,023	1,075	1,017
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.334	$19.192	$20.346	$20.356	$20.091	$18.146	$18.040	$16.574	$13.428	$15.420
Accumulation Unit Value at end of period	$20.845	$20.334	$19.192	$20.346	$20.356	$20.091	$18.146	$18.040	$16.574	$13.428
Number of Accumulation Units outstanding at end of period (in thousands)	178	208	258	323	430	655	824	1,023	1,075	1,017
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.195	$18.144	$19.264	$19.303	$19.079	$17.259	$17.183	$15.810	$12.828	$14.754
Accumulation Unit Value at end of period	$19.647	$19.195	$18.144	$19.264	$19.303	$19.079	$17.259	$17.183	$15.810	$12.828
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	14	16	16	34	39	69	88	94
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.913	$17.896	$19.019	$19.076	$18.875	$17.091	$17.033	$15.688	$12.741	$—
Accumulation Unit Value at end of period	$19.339	$18.913	$17.896	$19.019	$19.076	$18.875	$17.091	$17.033	$15.688	$—
Number of Accumulation Units outstanding at end of period (in thousands)	244	265	292	333	347	245	308	322	179	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.914	$17.905	$19.039	$19.106	$18.913	$17.134	$17.084	$15.743	$12.793	$14.736
Accumulation Unit Value at end of period	$19.330	$18.914	$17.905	$19.039	$19.106	$18.913	$17.134	$17.084	$15.743	$12.793
Number of Accumulation Units outstanding at end of period (in thousands)	277	274	290	325	311	295	250	208	142	111
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.202	$14.427	$15.379	$15.472	$15.354	$13.944	$13.939	$12.877	$10.490	$—
Accumulation Unit Value at end of period	$15.498	$15.202	$14.427	$15.379	$15.472	$15.354	$13.944	$13.939	$12.877	$—
Number of Accumulation Units outstanding at end of period (in thousands)	33	38	44	45	54	76	96	56	10	—

27

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.021	$1.028	$1.044	$1.060	$1.078	$1.096	$1.114	$1.133	$1.151	$1.145
Accumulation Unit Value at end of period	$1.015	$1.021	$1.028	$1.044	$1.060	$1.078	$1.096	$1.114	$1.133	$1.151
Number of Accumulation Units outstanding at end of period (in thousands)	2,621	2,767	3,216	3,912	7,147	11,972	17,209	15,611	20,264	35,725
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$0.942	$0.950	$0.967	$0.984	$1.002	$1.021	$1.040	$1.059	$1.078	$1.076
Accumulation Unit Value at end of period	$0.934	$0.942	$0.950	$0.967	$0.984	$1.002	$1.021	$1.040	$1.059	$1.078
Number of Accumulation Units outstanding at end of period (in thousands)	6,132	7,887	9,047	13,309	16,548	29,110	31,145	44,172	68,552	102,405
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$0.978	$0.988	$1.006	$1.025	$1.045	$1.065	$1.086	$1.108	$1.129	$1.127
Accumulation Unit Value at end of period	$0.969	$0.978	$0.988	$1.006	$1.025	$1.045	$1.065	$1.086	$1.108	$1.129
Number of Accumulation Units outstanding at end of period (in thousands)	161	204	214	225	234	1,300	1,808	941	900	1,544
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$0.964	$0.974	$0.992	$1.011	$1.032	$1.053	$1.074	$1.096	$1.117	$1.116
Accumulation Unit Value at end of period	$0.954	$0.964	$0.974	$0.992	$1.011	$1.032	$1.053	$1.074	$1.096	$1.117
Number of Accumulation Units outstanding at end of period (in thousands)	1,997	3,367	3,633	3,832	6,544	9,778	16,084	17,131	22,607	31,787
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$0.943	$0.955	$0.974	$0.994	$1.016	$1.038	$1.061	$1.084	$1.106	$1.107
Accumulation Unit Value at end of period	$0.933	$0.943	$0.955	$0.974	$0.994	$1.016	$1.038	$1.061	$1.084	$1.106
Number of Accumulation Units outstanding at end of period (in thousands)	2,309	2,692	3,038	4,027	6,045	8,966	15,720	16,183	23,167	33,125
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$0.943	$0.955	$0.974	$0.994	$1.016	$1.038	$1.061	$1.084	$1.106	$1.107
Accumulation Unit Value at end of period	$0.933	$0.943	$0.955	$0.974	$0.994	$1.016	$1.038	$1.061	$1.084	$1.106
Number of Accumulation Units outstanding at end of period (in thousands)	2,309	2,692	3,038	4,027	6,045	8,966	15,720	16,183	23,167	33,125
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$0.880	$0.892	$0.912	$0.932	$0.954	$0.976	$0.999	$1.022	$1.045	$1.047
Accumulation Unit Value at end of period	$0.869	$0.880	$0.892	$0.912	$0.932	$0.954	$0.976	$0.999	$1.022	$1.045
Number of Accumulation Units outstanding at end of period (in thousands)	30	28	47	50	161	188	441	546	1,048	2,970
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$0.867	$0.880	$0.900	$0.921	$0.943	$0.966	$0.990	$1.014	$1.038	$—
Accumulation Unit Value at end of period	$0.855	$0.867	$0.880	$0.900	$0.921	$0.943	$0.966	$0.990	$1.014	$—
Number of Accumulation Units outstanding at end of period (in thousands)	896	833	793	939	1,367	2,578	3,417	1,750	754	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$0.862	$0.875	$0.895	$0.917	$0.939	$0.963	$0.986	$1.011	$1.035	$1.039
Accumulation Unit Value at end of period	$0.849	$0.862	$0.875	$0.895	$0.917	$0.939	$0.963	$0.986	$1.011	$1.035
Number of Accumulation Units outstanding at end of period (in thousands)	1,595	1,858	1,918	1,949	2,118	3,015	3,417	2,310	2,427	3,387
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.142	$8.285	$8.501	$8.725	$8.963	$9.209	$9.461	$9.720	$9.979	$—
Accumulation Unit Value at end of period	$8.005	$8.142	$8.285	$8.501	$8.725	$8.963	$9.209	$9.461	$9.720	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	1	9	2	21	15	75	68	84	—

28

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.725	$15.632	$15.135	$14.189	$10.293	$9.201	$10.723	$—	$—	$—
Accumulation Unit Value at end of period	$19.697	$15.725	$15.632	$15.135	$14.189	$10.293	$9.201	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	56	59	68	75	89	130	67	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.544	$15.483	$15.020	$14.110	$10.256	$9.186	$10.720	$—	$—	$—
Accumulation Unit Value at end of period	$19.431	$15.544	$15.483	$15.020	$14.110	$10.256	$9.186	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	74	81	103	123	177	248	96	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.454	$15.409	$14.963	$14.071	$10.238	$9.179	$10.719	$—	$—	$—
Accumulation Unit Value at end of period	$19.300	$15.454	$15.409	$14.963	$14.071	$10.238	$9.179	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	6	6	5	5	10	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.409	$15.372	$14.935	$14.051	$10.229	$9.176	$10.718	$—	$—	$—
Accumulation Unit Value at end of period	$19.234	$15.409	$15.372	$14.935	$14.051	$10.229	$9.176	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	66	74	82	95	112	158	86	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.276	$15.262	$14.850	$13.992	$10.201	$9.165	$10.716	$—	$—	$—
Accumulation Unit Value at end of period	$19.040	$15.276	$15.262	$14.850	$13.992	$10.201	$9.165	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	59	66	79	95	107	169	101	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.276	$15.262	$14.850	$13.992	$10.201	$9.165	$10.716	$—	$—	$—
Accumulation Unit Value at end of period	$19.040	$15.276	$15.262	$14.850	$13.992	$10.201	$9.165	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	59	66	79	95	107	169	101	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.144	$15.153	$14.766	$13.934	$10.174	$9.154	$10.714	$—	$—	$—
Accumulation Unit Value at end of period	$18.847	$15.144	$15.153	$14.766	$13.934	$10.174	$9.154	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	8	8	25	31	14	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.057	$15.081	$14.710	$13.895	$10.156	$9.146	$10.713	$—	$—	$—
Accumulation Unit Value at end of period	$18.719	$15.057	$15.081	$14.710	$13.895	$10.156	$9.146	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	53	54	60	60	71	79	50	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.013	$15.045	$14.683	$13.876	$10.147	$9.143	$10.712	$—	$—	$—
Accumulation Unit Value at end of period	$18.656	$15.013	$15.045	$14.683	$13.876	$10.147	$9.143	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	64	58	64	68	63	45	19	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.797	$14.865	$14.544	$13.779	$10.101	$9.125	$10.709	$—	$—	$—
Accumulation Unit Value at end of period	$18.342	$14.797	$14.865	$14.544	$13.779	$10.101	$9.125	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	9	9	12	9	12	6	—	—	—

29

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.553	$16.184	$17.461	$16.414	$12.911	$11.526	$11.725	$10.880	$8.621	$12.547
Accumulation Unit Value at end of period	$19.541	$17.553	$16.184	$17.461	$16.414	$12.911	$11.526	$11.725	$10.880	$8.621
Number of Accumulation Units outstanding at end of period (in thousands)	102	118	152	173	229	283	351	408	495	535
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.143	$15.837	$17.121	$16.127	$12.710	$11.369	$11.589	$10.775	$8.555	$12.476
Accumulation Unit Value at end of period	$19.046	$17.143	$15.837	$17.121	$16.127	$12.710	$11.369	$11.589	$10.775	$8.555
Number of Accumulation Units outstanding at end of period (in thousands)	216	266	332	407	530	847	1,199	1,638	1,963	2,103
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.941	$15.667	$16.953	$15.985	$12.611	$11.291	$11.521	$10.723	$8.523	$12.440
Accumulation Unit Value at end of period	$18.803	$16.941	$15.667	$16.953	$15.985	$12.611	$11.291	$11.521	$10.723	$8.523
Number of Accumulation Units outstanding at end of period (in thousands)	6	9	17	23	27	30	36	41	65	67
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.841	$15.582	$16.870	$15.914	$12.561	$11.253	$11.488	$10.697	$8.506	$12.423
Accumulation Unit Value at end of period	$18.682	$16.841	$15.582	$16.870	$15.914	$12.561	$11.253	$11.488	$10.697	$8.506
Number of Accumulation Units outstanding at end of period (in thousands)	52	56	72	85	106	164	262	365	461	522
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.544	$15.331	$16.623	$15.705	$12.415	$11.138	$11.387	$10.620	$8.457	$12.370
Accumulation Unit Value at end of period	$18.326	$16.544	$15.331	$16.623	$15.705	$12.415	$11.138	$11.387	$10.620	$8.457
Number of Accumulation Units outstanding at end of period (in thousands)	99	112	142	176	244	345	493	650	787	872
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.544	$15.331	$16.623	$15.705	$12.415	$11.138	$11.387	$10.620	$8.457	$12.370
Accumulation Unit Value at end of period	$18.326	$16.544	$15.331	$16.623	$15.705	$12.415	$11.138	$11.387	$10.620	$8.457
Number of Accumulation Units outstanding at end of period (in thousands)	99	112	142	176	244	345	493	650	787	872
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.253	$15.083	$16.380	$15.498	$12.270	$11.024	$11.288	$10.543	$8.409	$12.317
Accumulation Unit Value at end of period	$17.977	$16.253	$15.083	$16.380	$15.498	$12.270	$11.024	$11.288	$10.543	$8.409
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	3	8	21	39	40	45
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.062	$14.921	$16.219	$15.362	$12.174	$10.949	$11.222	$10.492	$8.377	$—
Accumulation Unit Value at end of period	$17.747	$16.062	$14.921	$16.219	$15.362	$12.174	$10.949	$11.222	$10.492	$—
Number of Accumulation Units outstanding at end of period (in thousands)	68	76	82	87	107	121	140	116	56	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.967	$14.840	$16.140	$15.294	$12.126	$10.912	$11.190	$10.467	$8.361	$12.265
Accumulation Unit Value at end of period	$17.634	$15.967	$14.840	$16.140	$15.294	$12.126	$10.912	$11.190	$10.467	$8.361
Number of Accumulation Units outstanding at end of period (in thousands)	70	82	90	100	108	128	125	104	89	78
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.044	$17.744	$19.346	$18.379	$14.608	$13.178	$13.548	$12.704	$10.173	$—
Accumulation Unit Value at end of period	$20.979	$19.044	$17.744	$19.346	$18.379	$14.608	$13.178	$13.548	$12.704	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	2	2	5	4	4	—

30

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.438	$9.586	$9.744	$9.905	$9.980	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.336	$9.438	$9.586	$9.744	$9.905	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	277	336	546	600	189	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.371	$9.536	$9.714	$9.894	$9.977	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.251	$9.371	$9.536	$9.714	$9.894	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	612	618	687	970	205	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.337	$9.512	$9.698	$9.888	$9.976	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.208	$9.337	$9.512	$9.698	$9.888	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	92	107	1	22	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.320	$9.500	$9.690	$9.885	$9.976	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.187	$9.320	$9.500	$9.690	$9.885	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	197	228	189	176	203	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.270	$9.463	$9.667	$9.876	$9.974	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.124	$9.270	$9.463	$9.667	$9.876	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	129	132	122	138	40	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.270	$9.463	$9.667	$9.876	$9.974	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.124	$9.270	$9.463	$9.667	$9.876	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	129	132	122	138	40	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.220	$9.426	$9.644	$9.867	$9.972	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.062	$9.220	$9.426	$9.644	$9.867	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	2	2	2	4	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.187	$9.402	$9.629	$9.862	$9.971	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.020	$9.187	$9.402	$9.629	$9.862	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	59	69	17	54	12	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.171	$9.389	$9.621	$9.859	$9.970	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$8.999	$9.171	$9.389	$9.621	$9.859	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	225	248	133	40	37	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.089	$9.329	$9.583	$9.844	$9.967	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$8.897	$9.089	$9.329	$9.583	$9.844	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	3	10	—	—	—	—	—

31

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.338	$1.343	$1.361	$1.329	$1.387	$1.376	$1.297	$1.251	$1.272	$1.151
Accumulation Unit Value at end of period	$1.341	$1.338	$1.343	$1.361	$1.329	$1.387	$1.376	$1.297	$1.251	$1.272
Number of Accumulation Units outstanding at end of period (in thousands)	4,530	4,978	5,103	6,643	8,608	11,878	13,856	16,097	18,664	22,349
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.297	$1.306	$1.325	$1.297	$1.356	$1.348	$1.273	$1.230	$1.253	$1.137
Accumulation Unit Value at end of period	$1.299	$1.297	$1.306	$1.325	$1.297	$1.356	$1.348	$1.273	$1.230	$1.253
Number of Accumulation Units outstanding at end of period (in thousands)	7,951	9,205	10,902	15,011	19,545	26,508	32,018	40,993	47,839	57,604
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.280	$1.289	$1.310	$1.283	$1.343	$1.337	$1.263	$1.222	$1.246	$1.131
Accumulation Unit Value at end of period	$1.280	$1.280	$1.289	$1.310	$1.283	$1.343	$1.337	$1.263	$1.222	$1.246
Number of Accumulation Units outstanding at end of period (in thousands)	230	234	412	544	740	810	916	1,108	1,165	2,675
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.268	$1.278	$1.299	$1.273	$1.334	$1.328	$1.255	$1.215	$1.240	$1.126
Accumulation Unit Value at end of period	$1.267	$1.268	$1.278	$1.299	$1.273	$1.334	$1.328	$1.255	$1.215	$1.240
Number of Accumulation Units outstanding at end of period (in thousands)	3,246	3,797	4,320	5,230	6,449	9,297	11,398	15,653	19,347	22,817
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.241	$1.252	$1.275	$1.251	$1.313	$1.309	$1.239	$1.201	$1.228	$1.117
Accumulation Unit Value at end of period	$1.238	$1.241	$1.252	$1.275	$1.251	$1.313	$1.309	$1.239	$1.201	$1.228
Number of Accumulation Units outstanding at end of period (in thousands)	3,098	3,684	4,211	5,230	6,922	9,724	12,840	16,507	20,696	30,403
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.241	$1.252	$1.275	$1.251	$1.313	$1.309	$1.239	$1.201	$1.228	$1.117
Accumulation Unit Value at end of period	$1.238	$1.241	$1.252	$1.275	$1.251	$1.313	$1.309	$1.239	$1.201	$1.228
Number of Accumulation Units outstanding at end of period (in thousands)	3,098	3,684	4,211	5,230	6,922	9,724	12,840	16,507	20,696	30,403
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.214	$1.227	$1.252	$1.230	$1.292	$1.290	$1.224	$1.188	$1.216	$1.108
Accumulation Unit Value at end of period	$1.210	$1.214	$1.227	$1.252	$1.230	$1.292	$1.290	$1.224	$1.188	$1.216
Number of Accumulation Units outstanding at end of period (in thousands)	142	137	164	172	194	320	567	679	1,181	1,745
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.196	$1.211	$1.236	$1.215	$1.278	$1.278	$1.213	$1.179	$1.208	$—
Accumulation Unit Value at end of period	$1.191	$1.196	$1.211	$1.236	$1.215	$1.278	$1.278	$1.213	$1.179	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3,210	2,968	3,261	3,666	4,466	5,984	6,045	4,239	2,218	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.189	$1.203	$1.229	$1.209	$1.273	$1.273	$1.209	$1.175	$1.205	$1.099
Accumulation Unit Value at end of period	$1.183	$1.189	$1.203	$1.229	$1.209	$1.273	$1.273	$1.209	$1.175	$1.205
Number of Accumulation Units outstanding at end of period (in thousands)	2,369	2,352	2,637	2,813	3,448	3,922	3,367	3,851	4,255	5,065
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.990	$10.139	$10.380	$10.241	$10.804	$10.832	$10.313	$10.052	$10.328	$—
Accumulation Unit Value at end of period	$9.914	$9.990	$10.139	$10.380	$10.241	$10.804	$10.832	$10.313	$10.052	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	15	46	54	77	90	53	88	—

32

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.289	$2.338	$2.434	$2.466	$2.107	$1.854	$2.021	$1.820	$1.368	$2.333
Accumulation Unit Value at end of period	$2.770	$2.289	$2.338	$2.434	$2.466	$2.107	$1.854	$2.021	$1.820	$1.368
Number of Accumulation Units outstanding at end of period (in thousands)	440	534	580	752	974	1,119	1,284	1,550	1,778	1,980
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.220	$2.272	$2.370	$2.406	$2.060	$1.816	$1.984	$1.790	$1.349	$2.304
Accumulation Unit Value at end of period	$2.681	$2.220	$2.272	$2.370	$2.406	$2.060	$1.816	$1.984	$1.790	$1.349
Number of Accumulation Units outstanding at end of period (in thousands)	773	973	1,342	1,791	2,339	3,139	3,862	4,911	5,384	5,313
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.190	$2.244	$2.343	$2.381	$2.040	$1.800	$1.969	$1.779	$1.341	$2.294
Accumulation Unit Value at end of period	$2.642	$2.190	$2.244	$2.343	$2.381	$2.040	$1.800	$1.969	$1.779	$1.341
Number of Accumulation Units outstanding at end of period (in thousands)	2	4	4	5	14	15	18	35	54	75
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.170	$2.224	$2.323	$2.362	$2.025	$1.788	$1.956	$1.768	$1.334	$2.283
Accumulation Unit Value at end of period	$2.616	$2.170	$2.224	$2.323	$2.362	$2.025	$1.788	$1.956	$1.768	$1.334
Number of Accumulation Units outstanding at end of period (in thousands)	466	553	659	788	962	936	1,264	1,569	2,140	2,497
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.124	$2.180	$2.280	$2.322	$1.994	$1.763	$1.932	$1.749	$1.321	$2.264
Accumulation Unit Value at end of period	$2.557	$2.124	$2.180	$2.280	$2.322	$1.994	$1.763	$1.932	$1.749	$1.321
Number of Accumulation Units outstanding at end of period (in thousands)	177	313	384	470	635	952	1,170	1,378	1,607	1,675
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.124	$2.180	$2.280	$2.322	$1.994	$1.763	$1.932	$1.749	$1.321	$2.264
Accumulation Unit Value at end of period	$2.557	$2.124	$2.180	$2.280	$2.322	$1.994	$1.763	$1.932	$1.749	$1.321
Number of Accumulation Units outstanding at end of period (in thousands)	177	313	384	470	635	952	1,170	1,378	1,607	1,675
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.078	$2.136	$2.238	$2.283	$1.963	$1.738	$1.907	$1.729	$1.308	$2.246
Accumulation Unit Value at end of period	$2.498	$2.078	$2.136	$2.238	$2.283	$1.963	$1.738	$1.907	$1.729	$1.308
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	39	54	71	100	116
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.047	$2.107	$2.210	$2.256	$1.942	$1.721	$1.891	$1.716	$1.299	$—
Accumulation Unit Value at end of period	$2.459	$2.047	$2.107	$2.210	$2.256	$1.942	$1.721	$1.891	$1.716	$—
Number of Accumulation Units outstanding at end of period (in thousands)	233	155	195	213	154	301	281	319	166	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.034	$2.094	$2.198	$2.245	$1.933	$1.714	$1.884	$1.711	$1.296	$2.228
Accumulation Unit Value at end of period	$2.442	$2.034	$2.094	$2.198	$2.245	$1.933	$1.714	$1.884	$1.711	$1.296
Number of Accumulation Units outstanding at end of period (in thousands)	254	275	312	290	341	334	291	171	116	80
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.373	$16.898	$17.777	$18.203	$15.713	$13.973	$15.393	$14.012	$10.644	$—
Accumulation Unit Value at end of period	$19.603	$16.373	$16.898	$17.777	$18.203	$15.713	$13.973	$15.393	$14.012	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	3	3	4	1	2	6	6	4	—

33

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.455	$2.200	$2.330	$2.269	$1.790	$1.640	$1.781	$1.587	$1.239	$1.762
Accumulation Unit Value at end of period	$2.775	$2.455	$2.200	$2.330	$2.269	$1.790	$1.640	$1.781	$1.587	$1.239
Number of Accumulation Units outstanding at end of period (in thousands)	688	778	828	960	1,214	1,514	1,901	2,439	2,977	3,499
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.381	$2.138	$2.269	$2.214	$1.750	$1.607	$1.749	$1.561	$1.221	$1.740
Accumulation Unit Value at end of period	$2.686	$2.381	$2.138	$2.269	$2.214	$1.750	$1.607	$1.749	$1.561	$1.221
Number of Accumulation Units outstanding at end of period (in thousands)	894	1,138	1,391	1,828	2,604	3,824	5,371	7,668	8,054	8,441
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.349	$2.111	$2.243	$2.190	$1.734	$1.593	$1.735	$1.551	$1.214	$1.732
Accumulation Unit Value at end of period	$2.647	$2.349	$2.111	$2.243	$2.190	$1.734	$1.593	$1.735	$1.551	$1.214
Number of Accumulation Units outstanding at end of period (in thousands)	81	102	277	281	333	335	448	511	464	472
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.327	$2.093	$2.225	$2.173	$1.721	$1.583	$1.725	$1.542	$1.208	$1.724
Accumulation Unit Value at end of period	$2.621	$2.327	$2.093	$2.225	$2.173	$1.721	$1.583	$1.725	$1.542	$1.208
Number of Accumulation Units outstanding at end of period (in thousands)	787	970	1,039	1,196	1,483	2,100	2,824	3,854	4,844	6,142
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.277	$2.051	$2.184	$2.136	$1.694	$1.560	$1.703	$1.525	$1.196	$1.710
Accumulation Unit Value at end of period	$2.561	$2.277	$2.051	$2.184	$2.136	$1.694	$1.560	$1.703	$1.525	$1.196
Number of Accumulation Units outstanding at end of period (in thousands)	895	1,088	1,228	1,483	2,114	3,073	3,730	4,887	5,528	5,631
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.277	$2.051	$2.184	$2.136	$1.694	$1.560	$1.703	$1.525	$1.196	$1.710
Accumulation Unit Value at end of period	$2.561	$2.277	$2.051	$2.184	$2.136	$1.694	$1.560	$1.703	$1.525	$1.196
Number of Accumulation Units outstanding at end of period (in thousands)	895	1,088	1,228	1,483	2,114	3,073	3,730	4,887	5,528	5,631
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.228	$2.010	$2.143	$2.100	$1.668	$1.538	$1.681	$1.508	$1.185	$1.696
Accumulation Unit Value at end of period	$2.502	$2.228	$2.010	$2.143	$2.100	$1.668	$1.538	$1.681	$1.508	$1.185
Number of Accumulation Units outstanding at end of period (in thousands)	45	60	68	101	230	260	312	427	557	624
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.196	$1.983	$2.116	$2.075	$1.650	$1.523	$1.667	$1.496	$1.177	$—
Accumulation Unit Value at end of period	$2.463	$2.196	$1.983	$2.116	$2.075	$1.650	$1.523	$1.667	$1.496	$—
Number of Accumulation Units outstanding at end of period (in thousands)	841	903	974	1,123	1,264	993	955	863	587	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.181	$1.971	$2.104	$2.065	$1.643	$1.517	$1.661	$1.492	$1.174	$1.683
Accumulation Unit Value at end of period	$2.446	$2.181	$1.971	$2.104	$2.065	$1.643	$1.517	$1.661	$1.492	$1.174
Number of Accumulation Units outstanding at end of period (in thousands)	1,079	1,112	1,150	1,399	1,307	1,120	1,064	814	370	319
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.662	$16.902	$18.093	$17.799	$14.196	$13.144	$14.424	$12.986	$10.245	$—
Accumulation Unit Value at end of period	$20.875	$18.662	$16.902	$18.093	$17.799	$14.196	$13.144	$14.424	$12.986	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	9	7	8	13	13	8	2	—

34

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.930	$14.056	$14.119	$13.286	$9.858	$10.015	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.784	$13.930	$14.056	$14.119	$13.286	$9.858	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	14	15	11	19	8	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.796	$13.948	$14.039	$13.237	$9.841	$10.012	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.589	$13.796	$13.948	$14.039	$13.237	$9.841	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	9	16	33	60	87	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.729	$13.895	$14.000	$13.213	$9.833	$10.010	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.493	$13.729	$13.895	$14.000	$13.213	$9.833	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.696	$13.868	$13.980	$13.201	$9.829	$10.009	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.445	$13.696	$13.868	$13.980	$13.201	$9.829	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	2	4	3	3	14	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.597	$13.789	$13.920	$13.165	$9.817	$10.007	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.302	$13.597	$13.789	$13.920	$13.165	$9.817	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	7	8	10	17	11	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.597	$13.789	$13.920	$13.165	$9.817	$10.007	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.302	$13.597	$13.789	$13.920	$13.165	$9.817	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	7	8	10	17	11	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.499	$13.710	$13.861	$13.129	$9.805	$10.004	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.160	$13.499	$13.710	$13.861	$13.129	$9.805	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.434	$13.657	$13.822	$13.105	$9.796	$10.003	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.066	$13.434	$13.657	$13.822	$13.105	$9.796	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	5	15	21	21	5	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.402	$13.631	$13.803	$13.093	$9.792	$10.002	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.019	$13.402	$13.631	$13.803	$13.093	$9.792	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	8	11	14	5	3	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.241	$13.501	$13.705	$13.033	$9.772	$9.998	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.787	$13.241	$13.501	$13.705	$13.033	$9.772	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	—	—	—	—	—

35

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.937	$20.808	$22.390	$22.237	$16.445	$14.679	$15.033	$11.890	$9.966	$14.750
Accumulation Unit Value at end of period	$25.733	$22.937	$20.808	$22.390	$22.237	$16.445	$14.679	$15.033	$11.890	$9.966
Number of Accumulation Units outstanding at end of period (in thousands)	42	49	58	77	90	117	144	169	168	187
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.339	$20.306	$21.894	$21.788	$16.145	$14.440	$14.818	$11.743	$9.862	$14.626
Accumulation Unit Value at end of period	$25.012	$22.339	$20.306	$21.894	$21.788	$16.145	$14.440	$14.818	$11.743	$9.862
Number of Accumulation Units outstanding at end of period (in thousands)	64	82	105	149	200	310	413	450	509	441
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$22.046	$20.060	$21.650	$21.567	$15.997	$14.322	$14.711	$11.670	$9.811	$14.565
Accumulation Unit Value at end of period	$24.659	$22.046	$20.060	$21.650	$21.567	$15.997	$14.322	$14.711	$11.670	$9.811
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	5	6	8	8	9	11	8	9
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$21.901	$19.938	$21.529	$21.457	$15.924	$14.264	$14.658	$11.634	$9.786	$14.534
Accumulation Unit Value at end of period	$24.485	$21.901	$19.938	$21.529	$21.457	$15.924	$14.264	$14.658	$11.634	$9.786
Number of Accumulation Units outstanding at end of period (in thousands)	31	36	48	49	65	81	108	136	189	217
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.471	$19.576	$21.170	$21.131	$15.706	$14.089	$14.501	$11.526	$9.710	$14.443
Accumulation Unit Value at end of period	$23.969	$21.471	$19.576	$21.170	$21.131	$15.706	$14.089	$14.501	$11.526	$9.710
Number of Accumulation Units outstanding at end of period (in thousands)	24	33	44	53	83	116	156	201	242	254
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.471	$19.576	$21.170	$21.131	$15.706	$14.089	$14.501	$11.526	$9.710	$14.443
Accumulation Unit Value at end of period	$23.969	$21.471	$19.576	$21.170	$21.131	$15.706	$14.089	$14.501	$11.526	$9.710
Number of Accumulation Units outstanding at end of period (in thousands)	24	33	44	53	83	116	156	201	242	254
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$21.050	$19.221	$20.817	$20.810	$15.490	$13.917	$14.345	$11.419	$9.634	$14.352
Accumulation Unit Value at end of period	$23.463	$21.050	$19.221	$20.817	$20.810	$15.490	$13.917	$14.345	$11.419	$9.634
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	8	8	7	8	14	16	12	13
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.774	$18.988	$20.585	$20.599	$15.348	$13.803	$14.242	$11.349	$9.584	$—
Accumulation Unit Value at end of period	$23.132	$20.774	$18.988	$20.585	$20.599	$15.348	$13.803	$14.242	$11.349	$—
Number of Accumulation Units outstanding at end of period (in thousands)	36	31	34	33	32	49	51	42	15	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.639	$18.874	$20.472	$20.496	$15.279	$13.748	$14.192	$11.315	$9.560	$14.263
Accumulation Unit Value at end of period	$22.971	$20.639	$18.874	$20.472	$20.496	$15.279	$13.748	$14.192	$11.315	$9.560
Number of Accumulation Units outstanding at end of period (in thousands)	93	98	101	107	90	84	88	60	39	29
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.120	$20.279	$22.051	$22.132	$16.540	$14.920	$15.440	$12.341	$10.453	$—
Accumulation Unit Value at end of period	$24.558	$22.120	$20.279	$22.051	$22.132	$16.540	$14.920	$15.440	$12.341	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	—	—	6	10	8	—	—

36

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Value Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.697	$1.458	$1.654	$1.577	$1.199	$1.035	$1.086	$1.028	$0.706	$1.489
Accumulation Unit Value at end of period	$1.960	$1.697	$1.458	$1.654	$1.577	$1.199	$1.035	$1.086	$1.028	$0.706
Number of Accumulation Units outstanding at end of period (in thousands)	464	546	619	718	969	1,185	1,518	1,938	2,494	2,932
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.645	$1.416	$1.611	$1.539	$1.172	$1.014	$1.066	$1.011	$0.696	$1.470
Accumulation Unit Value at end of period	$1.897	$1.645	$1.416	$1.611	$1.539	$1.172	$1.014	$1.066	$1.011	$0.696
Number of Accumulation Units outstanding at end of period (in thousands)	736	1,047	1,239	1,585	2,127	3,018	4,060	5,695	6,296	6,205
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.623	$1.399	$1.592	$1.523	$1.161	$1.006	$1.058	$1.005	$0.692	$1.463
Accumulation Unit Value at end of period	$1.870	$1.623	$1.399	$1.592	$1.523	$1.161	$1.006	$1.058	$1.005	$0.692
Number of Accumulation Units outstanding at end of period (in thousands)	35	69	75	78	96	104	110	234	190	177
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.608	$1.386	$1.579	$1.511	$1.152	$0.999	$1.051	$0.999	$0.688	$1.456
Accumulation Unit Value at end of period	$1.851	$1.608	$1.386	$1.579	$1.511	$1.152	$0.999	$1.051	$0.999	$0.688
Number of Accumulation Units outstanding at end of period (in thousands)	739	845	879	1,147	1,414	2,030	2,720	4,017	5,368	6,462
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.574	$1.359	$1.550	$1.485	$1.134	$0.985	$1.038	$0.988	$0.682	$1.444
Accumulation Unit Value at end of period	$1.809	$1.574	$1.359	$1.550	$1.485	$1.134	$0.985	$1.038	$0.988	$0.682
Number of Accumulation Units outstanding at end of period (in thousands)	793	887	1,039	1,204	1,980	2,546	3,174	3,650	4,087	5,153
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.574	$1.359	$1.550	$1.485	$1.134	$0.985	$1.038	$0.988	$0.682	$1.444
Accumulation Unit Value at end of period	$1.809	$1.574	$1.359	$1.550	$1.485	$1.134	$0.985	$1.038	$0.988	$0.682
Number of Accumulation Units outstanding at end of period (in thousands)	793	887	1,039	1,204	1,980	2,546	3,174	3,650	4,087	5,153
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.540	$1.332	$1.521	$1.460	$1.117	$0.971	$1.025	$0.977	$0.675	$1.433
Accumulation Unit Value at end of period	$1.767	$1.540	$1.332	$1.521	$1.460	$1.117	$0.971	$1.025	$0.977	$0.675
Number of Accumulation Units outstanding at end of period (in thousands)	50	60	72	144	241	248	325	366	420	448
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.517	$1.313	$1.502	$1.443	$1.105	$0.961	$1.016	$0.969	$0.671	$—
Accumulation Unit Value at end of period	$1.740	$1.517	$1.313	$1.502	$1.443	$1.105	$0.961	$1.016	$0.969	$—
Number of Accumulation Units outstanding at end of period (in thousands)	397	466	565	673	719	716	740	738	432	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.508	$1.306	$1.493	$1.435	$1.100	$0.958	$1.012	$0.966	$0.669	$1.422
Accumulation Unit Value at end of period	$1.728	$1.508	$1.306	$1.493	$1.435	$1.100	$0.958	$1.012	$0.966	$0.669
Number of Accumulation Units outstanding at end of period (in thousands)	450	485	490	570	553	332	254	235	155	148
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.738	$19.740	$22.636	$21.812	$16.753	$14.623	$15.496	$14.830	$10.294	$—
Accumulation Unit Value at end of period	$25.992	$22.738	$19.740	$22.636	$21.812	$16.753	$14.623	$15.496	$14.830	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	2	2	1	—

37

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Core Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.140	$10.168	$10.549	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.678	$11.140	$10.168	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	23	25	21	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$11.097	$10.149	$10.545	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.598	$11.097	$10.149	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	11	16	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$11.076	$10.140	$10.544	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.558	$11.076	$10.140	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	8	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$11.065	$10.136	$10.543	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.539	$11.065	$10.136	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	33	35	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$11.033	$10.122	$10.541	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.480	$11.033	$10.122	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	23	24	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.033	$10.122	$10.541	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.480	$11.033	$10.122	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	23	24	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$11.002	$10.108	$10.538	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.421	$11.002	$10.108	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	7	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.981	$10.098	$10.537	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.382	$10.981	$10.098	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	61	59	59	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.970	$10.094	$10.536	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.362	$10.970	$10.094	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	28	31	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.918	$10.071	$10.532	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.265	$10.918	$10.071	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	6	—	—	—	—	—	—	—

38

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Global Equity Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.236	$22.006	$22.693	$22.210	$17.666	$14.561	$15.473	$14.000	$10.784	$16.554
Accumulation Unit Value at end of period	$28.357	$23.236	$22.006	$22.693	$22.210	$17.666	$14.561	$15.473	$14.000	$10.784
Number of Accumulation Units outstanding at end of period (in thousands)	11	13	15	16	24	24	34	34	42	53
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.435	$19.392	$20.038	$19.650	$15.661	$12.935	$13.772	$12.486	$9.637	$14.823
Accumulation Unit Value at end of period	$24.889	$20.435	$19.392	$20.038	$19.650	$15.661	$12.935	$13.772	$12.486	$9.637
Number of Accumulation Units outstanding at end of period (in thousands)	14	25	28	32	51	55	45	52	64	146
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$22.254	$21.139	$21.865	$21.464	$17.123	$14.156	$15.088	$13.693	$10.579	$16.288
Accumulation Unit Value at end of period	$27.078	$22.254	$21.139	$21.865	$21.464	$17.123	$14.156	$15.088	$13.693	$10.579
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	2	2	1	—	—	5	4
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$21.933	$20.845	$21.571	$21.186	$16.910	$13.987	$14.915	$13.542	$10.468	$16.125
Accumulation Unit Value at end of period	$26.674	$21.933	$20.845	$21.571	$21.186	$16.910	$13.987	$14.915	$13.542	$10.468
Number of Accumulation Units outstanding at end of period (in thousands)	10	13	18	22	31	41	36	43	62	95
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.464	$20.429	$21.173	$20.826	$16.648	$13.791	$14.728	$13.392	$10.367	$15.995
Accumulation Unit Value at end of period	$26.064	$21.464	$20.429	$21.173	$20.826	$16.648	$13.791	$14.728	$13.392	$10.367
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	7	14	18	42	51	65	71	112
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.464	$20.429	$21.173	$20.826	$16.648	$13.791	$14.728	$13.392	$10.367	$15.995
Accumulation Unit Value at end of period	$26.064	$21.464	$20.429	$21.173	$20.826	$16.648	$13.791	$14.728	$13.392	$10.367
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	7	14	18	42	51	65	71	112
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.101	$18.208	$18.899	$18.617	$14.905	$12.365	$13.225	$12.044	$9.338	$14.428
Accumulation Unit Value at end of period	$23.160	$19.101	$18.208	$18.899	$18.617	$14.905	$12.365	$13.225	$12.044	$9.338
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	3	3	5	1	—	—	1	1
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.821	$17.958	$18.658	$18.399	$14.744	$12.245	$13.109	$11.950	$9.274	$—
Accumulation Unit Value at end of period	$22.797	$18.821	$17.958	$18.658	$18.399	$14.744	$12.245	$13.109	$11.950	$—
Number of Accumulation Units outstanding at end of period (in thousands)	21	18	16	15	23	15	10	10	5	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.699	$17.851	$18.556	$18.307	$14.678	$12.196	$13.063	$11.915	$9.251	$14.316
Accumulation Unit Value at end of period	$22.638	$18.699	$17.851	$18.556	$18.307	$14.678	$12.196	$13.063	$11.915	$9.251
Number of Accumulation Units outstanding at end of period (in thousands)	18	16	15	16	17	24	19	16	13	7
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.970	$20.070	$20.915	$20.686	$16.627	$13.849	$14.872	$13.598	$10.585	$—
Accumulation Unit Value at end of period	$25.325	$20.970	$20.070	$20.915	$20.686	$16.627	$13.849	$14.872	$13.598	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	7	7	—	—	—	—	—	—

39

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.530	$16.404	$15.505	$14.469	$10.748	$9.309	$9.494	$8.369	$6.180	$10.039
Accumulation Unit Value at end of period	$21.366	$16.530	$16.404	$15.505	$14.469	$10.748	$9.309	$9.494	$8.369	$6.180
Number of Accumulation Units outstanding at end of period (in thousands)	63	72	85	113	127	99	121	143	182	167
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.693	$10.632	$10.070	$9.416	$7.009	$6.082	$6.216	$5.490	$4.062	$6.612
Accumulation Unit Value at end of period	$13.793	$10.693	$10.632	$10.070	$9.416	$7.009	$6.082	$6.216	$5.490	$4.062
Number of Accumulation Units outstanding at end of period (in thousands)	116	238	280	306	378	363	361	418	403	321
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.831	$15.758	$14.939	$13.982	$10.418	$9.050	$9.258	$8.185	$6.062	$9.878
Accumulation Unit Value at end of period	$20.401	$15.831	$15.758	$14.939	$13.982	$10.418	$9.050	$9.258	$8.185	$6.062
Number of Accumulation Units outstanding at end of period (in thousands)	8	7	6	6	8	4	4	7	6	7
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.602	$15.538	$14.738	$13.801	$10.288	$8.941	$9.152	$8.095	$5.999	$9.779
Accumulation Unit Value at end of period	$20.097	$15.602	$15.538	$14.738	$13.801	$10.288	$8.941	$9.152	$8.095	$5.999
Number of Accumulation Units outstanding at end of period (in thousands)	66	63	72	96	117	84	128	129	178	188
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.269	$15.228	$14.466	$13.567	$10.129	$8.816	$9.037	$8.005	$5.941	$9.700
Accumulation Unit Value at end of period	$19.637	$15.269	$15.228	$14.466	$13.567	$10.129	$8.816	$9.037	$8.005	$5.941
Number of Accumulation Units outstanding at end of period (in thousands)	36	43	56	51	74	120	131	143	156	107
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.269	$15.228	$14.466	$13.567	$10.129	$8.816	$9.037	$8.005	$5.941	$9.700
Accumulation Unit Value at end of period	$19.637	$15.269	$15.228	$14.466	$13.567	$10.129	$8.816	$9.037	$8.005	$5.941
Number of Accumulation Units outstanding at end of period (in thousands)	36	43	56	51	74	120	131	143	156	107
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.994	$9.983	$9.497	$8.920	$6.670	$5.814	$5.969	$5.295	$3.936	$6.436
Accumulation Unit Value at end of period	$12.835	$9.994	$9.983	$9.497	$8.920	$6.670	$5.814	$5.969	$5.295	$3.936
Number of Accumulation Units outstanding at end of period (in thousands)	1	13	18	18	12	17	14	15	19	18
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.848	$9.846	$9.377	$8.816	$6.598	$5.757	$5.917	$5.254	$3.909	$—
Accumulation Unit Value at end of period	$12.634	$9.848	$9.846	$9.377	$8.816	$6.598	$5.757	$5.917	$5.254	$—
Number of Accumulation Units outstanding at end of period (in thousands)	98	101	89	70	92	59	85	87	24	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.873	$9.876	$9.410	$8.852	$6.628	$5.787	$5.950	$5.286	$3.935	$6.444
Accumulation Unit Value at end of period	$12.660	$9.873	$9.876	$9.410	$8.852	$6.628	$5.787	$5.950	$5.286	$3.935
Number of Accumulation Units outstanding at end of period (in thousands)	116	99	89	106	69	68	63	48	48	43
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.832	$24.903	$23.787	$22.431	$16.839	$14.738	$15.191	$13.531	$10.097	$—
Accumulation Unit Value at end of period	$31.762	$24.832	$24.903	$23.787	$22.431	$16.839	$14.738	$15.191	$13.531	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	6	6	6	4	4	—	—	—	—

40

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS High Yield Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.183	$9.988	$10.602	$10.484	$10.142	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.736	$11.183	$9.988	$10.602	$10.484	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	134	154	179	235	289	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$11.105	$9.938	$10.569	$10.473	$10.139	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.630	$11.105	$9.938	$10.569	$10.473	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	263	327	375	484	717	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$11.066	$9.913	$10.554	$10.468	$10.138	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.578	$11.066	$9.913	$10.554	$10.468	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	15	21	22	24	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$11.046	$9.901	$10.546	$10.465	$10.137	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.552	$11.046	$9.901	$10.546	$10.465	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	94	94	112	130	181	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.988	$9.863	$10.522	$10.457	$10.135	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.474	$10.988	$9.863	$10.522	$10.457	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	148	186	205	266	318	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.988	$9.863	$10.522	$10.457	$10.135	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.474	$10.988	$9.863	$10.522	$10.457	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	148	186	205	266	318	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.931	$9.826	$10.498	$10.449	$10.133	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.396	$10.931	$9.826	$10.498	$10.449	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	18	32	32	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.892	$9.802	$10.482	$10.443	$10.132	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.345	$10.892	$9.802	$10.482	$10.443	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	115	113	133	138	157	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.873	$9.789	$10.474	$10.441	$10.131	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.320	$10.873	$9.789	$10.474	$10.441	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	117	133	96	134	131	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.778	$9.728	$10.435	$10.427	$10.127	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.193	$10.778	$9.728	$10.435	$10.427	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	7	8	14	—	—	—	—	—

41

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.914	$14.899	$15.114	$13.842	$10.657	$9.090	$9.448	$8.645	$6.926	$10.522
Accumulation Unit Value at end of period	$19.308	$15.914	$14.899	$15.114	$13.842	$10.657	$9.090	$9.448	$8.645	$6.926
Number of Accumulation Units outstanding at end of period (in thousands)	124	154	172	227	333	470	627	725	877	1,008
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.284	$14.339	$14.575	$13.375	$10.317	$8.818	$9.183	$8.420	$6.759	$10.290
Accumulation Unit Value at end of period	$18.507	$15.284	$14.339	$14.575	$13.375	$10.317	$8.818	$9.183	$8.420	$6.759
Number of Accumulation Units outstanding at end of period (in thousands)	336	443	556	744	1,057	1,597	2,330	2,973	3,530	3,827
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.241	$14.313	$14.563	$13.377	$10.330	$8.838	$9.213	$8.456	$6.795	$10.354
Accumulation Unit Value at end of period	$18.437	$15.241	$14.313	$14.563	$13.377	$10.330	$8.838	$9.213	$8.456	$6.795
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	9	15	18	22	30	37	50	55
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.021	$14.113	$14.367	$13.204	$10.201	$8.732	$9.107	$8.363	$6.723	$10.250
Accumulation Unit Value at end of period	$18.162	$15.021	$14.113	$14.367	$13.204	$10.201	$8.732	$9.107	$8.363	$6.723
Number of Accumulation Units outstanding at end of period (in thousands)	128	146	167	213	278	419	596	800	1,051	1,151
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.700	$13.832	$14.102	$12.980	$10.043	$8.609	$8.993	$8.270	$6.659	$10.167
Accumulation Unit Value at end of period	$17.746	$14.700	$13.832	$14.102	$12.980	$10.043	$8.609	$8.993	$8.270	$6.659
Number of Accumulation Units outstanding at end of period (in thousands)	124	158	193	266	356	557	802	1,002	1,195	1,311
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.700	$13.832	$14.102	$12.980	$10.043	$8.609	$8.993	$8.270	$6.659	$10.167
Accumulation Unit Value at end of period	$17.746	$14.700	$13.832	$14.102	$12.980	$10.043	$8.609	$8.993	$8.270	$6.659
Number of Accumulation Units outstanding at end of period (in thousands)	124	158	193	266	356	557	802	1,002	1,195	1,311
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.287	$13.463	$13.746	$12.671	$9.819	$8.430	$8.819	$8.122	$6.550	$10.015
Accumulation Unit Value at end of period	$17.221	$14.287	$13.463	$13.746	$12.671	$9.819	$8.430	$8.819	$8.122	$6.550
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	5	5	13	34	52	59	68
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.077	$13.278	$13.571	$12.523	$9.713	$8.348	$8.741	$8.059	$6.505	$—
Accumulation Unit Value at end of period	$16.952	$14.077	$13.278	$13.571	$12.523	$9.713	$8.348	$8.741	$8.059	$—
Number of Accumulation Units outstanding at end of period (in thousands)	117	126	137	131	170	207	231	173	68	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.287	$13.483	$13.788	$12.729	$9.878	$8.494	$8.899	$8.208	$6.629	$10.152
Accumulation Unit Value at end of period	$17.196	$14.287	$13.483	$13.788	$12.729	$9.878	$8.494	$8.899	$8.208	$6.629
Number of Accumulation Units outstanding at end of period (in thousands)	148	174	183	188	199	200	185	161	124	99
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.587	$20.424	$20.938	$19.378	$15.076	$12.995	$13.649	$12.622	$10.218	$—
Accumulation Unit Value at end of period	$25.918	$21.587	$20.424	$20.938	$19.378	$15.076	$12.995	$13.649	$12.622	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	4	6	8	6	1	—

42

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Massachusetts Investors Growth Stock Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.571	$10.132	$10.389	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.354	$10.571	$10.132	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	15	17	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.531	$10.113	$10.386	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.277	$10.531	$10.113	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	48	55	56	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.511	$10.104	$10.385	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.238	$10.511	$10.104	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	11	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.501	$10.099	$10.384	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.219	$10.501	$10.099	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	33	26	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.471	$10.085	$10.382	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.161	$10.471	$10.085	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	49	62	63	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.471	$10.085	$10.382	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.161	$10.471	$10.085	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	49	62	63	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.440	$10.071	$10.379	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.104	$10.440	$10.071	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.420	$10.062	$10.378	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.065	$10.420	$10.062	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	14	14	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.410	$10.058	$10.377	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.046	$10.410	$10.058	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	48	45	41	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.361	$10.035	$10.373	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.951	$10.361	$10.035	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	11	—	—	—	—	—	—	—

43

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Mid Cap Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$8.961	$8.684	$8.439	$7.881	$5.818	$5.076	$5.490	$4.305	$3.087	$6.479
Accumulation Unit Value at end of period	$11.194	$8.961	$8.684	$8.439	$7.881	$5.818	$5.076	$5.490	$4.305	$3.087
Number of Accumulation Units outstanding at end of period (in thousands)	83	114	137	154	180	236	272	335	341	374
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.380	$9.108	$8.869	$8.299	$6.138	$5.366	$5.816	$4.570	$3.283	$6.905
Accumulation Unit Value at end of period	$11.694	$9.380	$9.108	$8.869	$8.299	$6.138	$5.366	$5.816	$4.570	$3.283
Number of Accumulation Units outstanding at end of period (in thousands)	121	144	173	203	264	401	464	693	606	521
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$8.572	$8.332	$8.122	$7.607	$5.632	$4.929	$5.348	$4.206	$3.025	$6.368
Accumulation Unit Value at end of period	$10.676	$8.572	$8.332	$8.122	$7.607	$5.632	$4.929	$5.348	$4.206	$3.025
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	6	11	9	12	14	23	31	30
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$8.470	$8.237	$8.033	$7.528	$5.576	$4.882	$5.300	$4.170	$3.001	$6.320
Accumulation Unit Value at end of period	$10.544	$8.470	$8.237	$8.033	$7.528	$5.576	$4.882	$5.300	$4.170	$3.001
Number of Accumulation Units outstanding at end of period (in thousands)	102	117	142	182	217	273	372	518	606	685
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$8.289	$8.073	$7.884	$7.400	$5.490	$4.814	$5.233	$4.124	$2.972	$6.269
Accumulation Unit Value at end of period	$10.303	$8.289	$8.073	$7.884	$7.400	$5.490	$4.814	$5.233	$4.124	$2.972
Number of Accumulation Units outstanding at end of period (in thousands)	111	134	191	196	231	356	443	502	508	560
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$8.289	$8.073	$7.884	$7.400	$5.490	$4.814	$5.233	$4.124	$2.972	$6.269
Accumulation Unit Value at end of period	$10.303	$8.289	$8.073	$7.884	$7.400	$5.490	$4.814	$5.233	$4.124	$2.972
Number of Accumulation Units outstanding at end of period (in thousands)	111	134	191	196	231	356	443	502	508	560
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$8.767	$8.551	$8.365	$7.862	$5.842	$5.130	$5.585	$4.408	$3.181	$6.721
Accumulation Unit Value at end of period	$10.881	$8.767	$8.551	$8.365	$7.862	$5.842	$5.130	$5.585	$4.408	$3.181
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	6	6	11	12	13	21	23	26
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.638	$8.434	$8.258	$7.770	$5.779	$5.080	$5.536	$4.374	$3.160	$—
Accumulation Unit Value at end of period	$10.711	$8.638	$8.434	$8.258	$7.770	$5.779	$5.080	$5.536	$4.374	$—
Number of Accumulation Units outstanding at end of period (in thousands)	75	118	129	115	105	57	46	50	27	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$8.582	$8.384	$8.213	$7.731	$5.753	$5.060	$5.517	$4.361	$3.152	$6.669
Accumulation Unit Value at end of period	$10.636	$8.582	$8.384	$8.213	$7.731	$5.753	$5.060	$5.517	$4.361	$3.152
Number of Accumulation Units outstanding at end of period (in thousands)	145	136	150	124	126	55	63	41	37	55
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.204	$26.640	$26.162	$24.690	$18.418	$16.240	$17.751	$14.066	$10.192	$—
Accumulation Unit Value at end of period	$33.628	$27.204	$26.640	$26.162	$24.690	$18.418	$16.240	$17.751	$14.066	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	5	4	5	3	3	2	—	—

44

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.692	$23.020	$23.852	$26.147	$18.783	$15.752	$17.847	$13.308	$8.291	$13.893
Accumulation Unit Value at end of period	$30.763	$24.692	$23.020	$23.852	$26.147	$18.783	$15.752	$17.847	$13.308	$8.291
Number of Accumulation Units outstanding at end of period (in thousands)	54	68	75	100	143	197	262	324	388	484
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.861	$14.816	$15.383	$16.897	$12.162	$10.220	$11.602	$8.669	$5.411	$9.086
Accumulation Unit Value at end of period	$19.721	$15.861	$14.816	$15.383	$16.897	$12.162	$10.220	$11.602	$8.669	$5.411
Number of Accumulation Units outstanding at end of period (in thousands)	180	228	308	395	553	797	1,138	1,468	1,829	2,171
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$23.649	$22.113	$22.982	$25.268	$18.206	$15.314	$17.403	$13.016	$8.133	$13.670
Accumulation Unit Value at end of period	$29.374	$23.649	$22.113	$22.982	$25.268	$18.206	$15.314	$17.403	$13.016	$8.133
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	5	7	9	13	23	26	35	39
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$23.307	$21.804	$22.672	$24.941	$17.979	$15.131	$17.203	$12.873	$8.048	$13.533
Accumulation Unit Value at end of period	$28.935	$23.307	$21.804	$22.672	$24.941	$17.979	$15.131	$17.203	$12.873	$8.048
Number of Accumulation Units outstanding at end of period (in thousands)	53	61	69	81	101	186	259	327	443	552
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.808	$21.370	$22.254	$24.517	$17.700	$14.919	$16.987	$12.730	$7.971	$13.424
Accumulation Unit Value at end of period	$28.274	$22.808	$21.370	$22.254	$24.517	$17.700	$14.919	$16.987	$12.730	$7.971
Number of Accumulation Units outstanding at end of period (in thousands)	50	67	82	108	140	218	306	351	439	557
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.808	$21.370	$22.254	$24.517	$17.700	$14.919	$16.987	$12.730	$7.971	$13.424
Accumulation Unit Value at end of period	$28.274	$22.808	$21.370	$22.254	$24.517	$17.700	$14.919	$16.987	$12.730	$7.971
Number of Accumulation Units outstanding at end of period (in thousands)	50	67	82	108	140	218	306	351	439	557
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.825	$13.911	$14.508	$16.008	$11.574	$9.770	$11.141	$8.362	$5.243	$8.844
Accumulation Unit Value at end of period	$18.350	$14.825	$13.911	$14.508	$16.008	$11.574	$9.770	$11.141	$8.362	$5.243
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	5	15	17	12	21	42	43	48
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.607	$13.720	$14.324	$15.820	$11.450	$9.675	$11.044	$8.297	$5.208	$—
Accumulation Unit Value at end of period	$18.063	$14.607	$13.720	$14.324	$15.820	$11.450	$9.675	$11.044	$8.297	$—
Number of Accumulation Units outstanding at end of period (in thousands)	79	82	88	98	134	140	135	138	86	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.513	$13.638	$14.245	$15.741	$11.399	$9.636	$11.005	$8.272	$5.195	$8.775
Accumulation Unit Value at end of period	$17.937	$14.513	$13.638	$14.245	$15.741	$11.399	$9.636	$11.005	$8.272	$5.195
Number of Accumulation Units outstanding at end of period (in thousands)	72	89	89	100	102	115	102	72	62	65
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.132	$28.387	$29.725	$32.928	$23.904	$20.258	$23.195	$17.478	$11.004	$—
Accumulation Unit Value at end of period	$37.147	$30.132	$28.387	$29.725	$32.928	$23.904	$20.258	$23.195	$17.478	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	4	6	5	6	4	—	—

45

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Research International Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.316	$9.538	$10.510	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.757	$9.316	$9.538	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	43	62	65	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.281	$9.521	$10.507	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.688	$9.281	$9.521	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	95	124	152	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.263	$9.512	$10.505	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.654	$9.263	$9.512	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.254	$9.508	$10.504	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.637	$9.254	$9.508	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	55	62	72	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.227	$9.495	$10.502	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.586	$9.227	$9.495	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	33	43	53	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.227	$9.495	$10.502	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.586	$9.227	$9.495	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	33	43	53	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.201	$9.482	$10.500	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.536	$9.201	$9.482	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	7	7	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.183	$9.473	$10.498	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.502	$9.183	$9.473	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	40	50	50	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.174	$9.468	$10.497	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.485	$9.174	$9.468	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	37	41	40	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.131	$9.447	$10.493	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.402	$9.131	$9.447	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

46

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Research Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.926	$18.630	$18.789	$17.333	$13.321	$11.548	$11.793	$10.345	$8.056	$12.815
Accumulation Unit Value at end of period	$24.181	$19.926	$18.630	$18.789	$17.333	$13.321	$11.548	$11.793	$10.345	$8.056
Number of Accumulation Units outstanding at end of period (in thousands)	19	21	21	32	38	21	25	24	19	13
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.460	$18.231	$18.423	$17.030	$13.114	$11.391	$11.656	$10.245	$7.995	$12.742
Accumulation Unit Value at end of period	$23.568	$19.460	$18.231	$18.423	$17.030	$13.114	$11.391	$11.656	$10.245	$7.995
Number of Accumulation Units outstanding at end of period (in thousands)	17	29	27	35	51	59	95	110	123	54
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.231	$18.034	$18.243	$16.880	$13.011	$11.313	$11.588	$10.196	$7.964	$12.706
Accumulation Unit Value at end of period	$23.267	$19.231	$18.034	$18.243	$16.880	$13.011	$11.313	$11.588	$10.196	$7.964
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.117	$17.937	$18.153	$16.805	$12.960	$11.275	$11.555	$10.171	$7.949	$12.688
Accumulation Unit Value at end of period	$23.118	$19.117	$17.937	$18.153	$16.805	$12.960	$11.275	$11.555	$10.171	$7.949
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	8	8	9	15	11	14	26	13
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.781	$17.647	$17.887	$16.584	$12.809	$11.160	$11.454	$10.097	$7.903	$12.634
Accumulation Unit Value at end of period	$22.677	$18.781	$17.647	$17.887	$16.584	$12.809	$11.160	$11.454	$10.097	$7.903
Number of Accumulation Units outstanding at end of period (in thousands)	14	14	15	20	18	44	40	47	41	17
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.781	$17.647	$17.887	$16.584	$12.809	$11.160	$11.454	$10.097	$7.903	$12.634
Accumulation Unit Value at end of period	$22.677	$18.781	$17.647	$17.887	$16.584	$12.809	$11.160	$11.454	$10.097	$7.903
Number of Accumulation Units outstanding at end of period (in thousands)	14	14	15	20	18	44	40	47	41	17
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$18.450	$17.363	$17.625	$16.365	$12.659	$11.046	$11.354	$10.024	$7.858	$12.581
Accumulation Unit Value at end of period	$22.245	$18.450	$17.363	$17.625	$16.365	$12.659	$11.046	$11.354	$10.024	$7.858
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	2	—	—	2	2
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.233	$17.176	$17.452	$16.221	$12.560	$10.970	$11.288	$9.976	$7.827	$—
Accumulation Unit Value at end of period	$21.961	$18.233	$17.176	$17.452	$16.221	$12.560	$10.970	$11.288	$9.976	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	13	13	14	15	8	1	1	1	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.126	$17.083	$17.367	$16.150	$12.511	$10.933	$11.255	$9.952	$7.812	$12.527
Accumulation Unit Value at end of period	$21.820	$18.126	$17.083	$17.367	$16.150	$12.511	$10.933	$11.255	$9.952	$7.812
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	6	9	9	9	8	6	6	6
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.260	$21.976	$22.398	$20.880	$16.216	$14.206	$14.661	$12.996	$10.228	$—
Accumulation Unit Value at end of period	$27.931	$23.260	$21.976	$22.398	$20.880	$16.216	$14.206	$14.661	$12.996	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	—	—	—	—	—	—

47

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.770	$13.431	$13.696	$13.154	$13.513	$12.797	$12.188	$11.530	$10.091	$10.507
Accumulation Unit Value at end of period	$14.148	$13.770	$13.431	$13.696	$13.154	$13.513	$12.797	$12.188	$11.530	$10.091
Number of Accumulation Units outstanding at end of period (in thousands)	206	198	241	337	402	332	400	371	369	231
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.449	$13.143	$13.429	$12.924	$13.303	$12.624	$12.047	$11.419	$10.014	$10.448
Accumulation Unit Value at end of period	$13.791	$13.449	$13.143	$13.429	$12.924	$13.303	$12.624	$12.047	$11.419	$10.014
Number of Accumulation Units outstanding at end of period (in thousands)	179	245	289	374	504	765	975	968	894	654
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.291	$13.002	$13.298	$12.811	$13.200	$12.538	$11.977	$11.364	$9.976	$10.419
Accumulation Unit Value at end of period	$13.615	$13.291	$13.002	$13.298	$12.811	$13.200	$12.538	$11.977	$11.364	$9.976
Number of Accumulation Units outstanding at end of period (in thousands)	11	10	25	25	24	28	12	22	25	12
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.212	$12.932	$13.233	$12.755	$13.148	$12.495	$11.942	$11.337	$9.957	$10.404
Accumulation Unit Value at end of period	$13.528	$13.212	$12.932	$13.233	$12.755	$13.148	$12.495	$11.942	$11.337	$9.957
Number of Accumulation Units outstanding at end of period (in thousands)	313	318	342	407	481	303	336	367	320	306
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.980	$12.724	$13.040	$12.587	$12.995	$12.368	$11.838	$11.255	$9.900	$10.361
Accumulation Unit Value at end of period	$13.271	$12.980	$12.724	$13.040	$12.587	$12.995	$12.368	$11.838	$11.255	$9.900
Number of Accumulation Units outstanding at end of period (in thousands)	81	88	101	108	132	215	302	433	412	367
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.980	$12.724	$13.040	$12.587	$12.995	$12.368	$11.838	$11.255	$9.900	$10.361
Accumulation Unit Value at end of period	$13.271	$12.980	$12.724	$13.040	$12.587	$12.995	$12.368	$11.838	$11.255	$9.900
Number of Accumulation Units outstanding at end of period (in thousands)	81	88	101	108	132	215	302	433	412	367
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$12.752	$12.519	$12.849	$12.422	$12.844	$12.243	$11.736	$11.174	$9.844	$10.317
Accumulation Unit Value at end of period	$13.018	$12.752	$12.519	$12.849	$12.422	$12.844	$12.243	$11.736	$11.174	$9.844
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	2	6	9	3	5
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.603	$12.384	$12.724	$12.313	$12.744	$12.159	$11.668	$11.121	$9.806	$—
Accumulation Unit Value at end of period	$12.852	$12.603	$12.384	$12.724	$12.313	$12.744	$12.159	$11.668	$11.121	$—
Number of Accumulation Units outstanding at end of period (in thousands)	94	83	86	78	84	147	132	84	28	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.528	$12.318	$12.662	$12.259	$12.694	$12.118	$11.634	$11.094	$9.788	$10.273
Accumulation Unit Value at end of period	$12.770	$12.528	$12.318	$12.662	$12.259	$12.694	$12.118	$11.634	$11.094	$9.788
Number of Accumulation Units outstanding at end of period (in thousands)	113	118	146	124	112	140	87	65	63	19
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.902	$12.716	$13.104	$12.719	$13.204	$12.636	$12.161	$11.626	$10.283	$—
Accumulation Unit Value at end of period	$13.118	$12.902	$12.716	$13.104	$12.719	$13.204	$12.636	$12.161	$11.626	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	5	2	6	9	7	7	1	—

48

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.127	$18.756	$19.139	$17.933	$15.315	$13.994	$13.980	$12.928	$11.136	$14.539
Accumulation Unit Value at end of period	$22.233	$20.127	$18.756	$19.139	$17.933	$15.315	$13.994	$13.980	$12.928	$11.136
Number of Accumulation Units outstanding at end of period (in thousands)	388	437	498	632	846	1,106	1,336	1,541	1,773	2,097
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.505	$17.279	$17.667	$16.588	$14.194	$12.996	$13.008	$12.054	$10.403	$13.610
Accumulation Unit Value at end of period	$20.400	$18.505	$17.279	$17.667	$16.588	$14.194	$12.996	$13.008	$12.054	$10.403
Number of Accumulation Units outstanding at end of period (in thousands)	929	1,211	1,533	2,139	2,903	4,280	5,555	6,223	6,658	7,330
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.277	$18.018	$18.441	$17.331	$14.845	$13.605	$13.632	$12.645	$10.924	$14.305
Accumulation Unit Value at end of period	$21.230	$19.277	$18.018	$18.441	$17.331	$14.845	$13.605	$13.632	$12.645	$10.924
Number of Accumulation Units outstanding at end of period (in thousands)	23	30	35	52	62	71	94	107	127	146
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$18.998	$17.766	$18.193	$17.106	$14.660	$13.443	$13.476	$12.506	$10.810	$14.163
Accumulation Unit Value at end of period	$20.913	$18.998	$17.766	$18.193	$17.106	$14.660	$13.443	$13.476	$12.506	$10.810
Number of Accumulation Units outstanding at end of period (in thousands)	344	380	445	529	651	850	1,144	1,457	1,713	1,980
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.592	$17.412	$17.857	$16.816	$14.432	$13.254	$13.306	$12.367	$10.706	$14.048
Accumulation Unit Value at end of period	$20.435	$18.592	$17.412	$17.857	$16.816	$14.432	$13.254	$13.306	$12.367	$10.706
Number of Accumulation Units outstanding at end of period (in thousands)	264	316	394	504	741	997	1,244	1,582	1,868	1,959
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.592	$17.412	$17.857	$16.816	$14.432	$13.254	$13.306	$12.367	$10.706	$14.048
Accumulation Unit Value at end of period	$20.435	$18.592	$17.412	$17.857	$16.816	$14.432	$13.254	$13.306	$12.367	$10.706
Number of Accumulation Units outstanding at end of period (in thousands)	264	316	394	504	741	997	1,244	1,582	1,868	1,959
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$17.297	$16.224	$16.663	$15.715	$13.508	$12.424	$12.492	$11.628	$10.081	$13.247
Accumulation Unit Value at end of period	$18.983	$17.297	$16.224	$16.663	$15.715	$13.508	$12.424	$12.492	$11.628	$10.081
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	14	26	26	47	58	89	82	92
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.043	$16.002	$16.451	$15.531	$13.363	$12.303	$12.382	$11.537	$10.012	$—
Accumulation Unit Value at end of period	$18.686	$17.043	$16.002	$16.451	$15.531	$13.363	$12.303	$12.382	$11.537	$—
Number of Accumulation Units outstanding at end of period (in thousands)	211	226	240	267	308	310	305	213	95	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.049	$16.955	$17.440	$16.472	$14.180	$13.061	$13.152	$12.261	$10.646	$14.011
Accumulation Unit Value at end of period	$19.778	$18.049	$16.955	$17.440	$16.472	$14.180	$13.061	$13.152	$12.261	$10.646
Number of Accumulation Units outstanding at end of period (in thousands)	249	261	259	304	331	341	269	196	158	173
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.108	$16.111	$16.614	$15.731	$13.576	$12.536	$12.655	$11.827	$10.295	$—
Accumulation Unit Value at end of period	$18.701	$17.108	$16.111	$16.614	$15.731	$13.576	$12.536	$12.655	$11.827	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	21	22	24	31	24	26	17	6	—

49

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.727	$25.598	$26.217	$24.118	$18.044	$15.778	$16.090	$14.666	$12.150	$18.322
Accumulation Unit Value at end of period	$33.245	$28.727	$25.598	$26.217	$24.118	$18.044	$15.778	$16.090	$14.666	$12.150
Number of Accumulation Units outstanding at end of period (in thousands)	54	70	77	103	142	175	222	239	226	240
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$27.952	$24.958	$25.612	$23.609	$17.698	$15.507	$15.845	$14.471	$12.013	$18.152
Accumulation Unit Value at end of period	$32.283	$27.952	$24.958	$25.612	$23.609	$17.698	$15.507	$15.845	$14.471	$12.013
Number of Accumulation Units outstanding at end of period (in thousands)	145	160	200	267	358	505	632	733	802	824
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$27.573	$24.643	$25.315	$23.359	$17.528	$15.373	$15.724	$14.375	$11.945	$18.067
Accumulation Unit Value at end of period	$31.813	$27.573	$24.643	$25.315	$23.359	$17.528	$15.373	$15.724	$14.375	$11.945
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	14	14	14	12	5	5	11	14
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$27.385	$24.488	$25.168	$23.234	$17.443	$15.307	$15.663	$14.327	$11.911	$18.025
Accumulation Unit Value at end of period	$31.581	$27.385	$24.488	$25.168	$23.234	$17.443	$15.307	$15.663	$14.327	$11.911
Number of Accumulation Units outstanding at end of period (in thousands)	66	84	90	106	139	152	210	233	316	323
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$26.829	$24.027	$24.731	$22.865	$17.192	$15.109	$15.484	$14.185	$11.810	$17.899
Accumulation Unit Value at end of period	$30.893	$26.829	$24.027	$24.731	$22.865	$17.192	$15.109	$15.484	$14.185	$11.810
Number of Accumulation Units outstanding at end of period (in thousands)	43	53	59	75	108	187	223	252	282	227
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$26.829	$24.027	$24.731	$22.865	$17.192	$15.109	$15.484	$14.185	$11.810	$17.899
Accumulation Unit Value at end of period	$30.893	$26.829	$24.027	$24.731	$22.865	$17.192	$15.109	$15.484	$14.185	$11.810
Number of Accumulation Units outstanding at end of period (in thousands)	43	53	59	75	108	187	223	252	282	227
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$26.284	$23.574	$24.302	$22.502	$16.945	$14.914	$15.307	$14.043	$11.710	$17.775
Accumulation Unit Value at end of period	$30.221	$26.284	$23.574	$24.302	$22.502	$16.945	$14.914	$15.307	$14.043	$11.710
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	3	6	3	12	13	11	24
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.928	$23.278	$24.020	$22.264	$16.782	$14.785	$15.190	$13.950	$11.644	$—
Accumulation Unit Value at end of period	$29.781	$25.928	$23.278	$24.020	$22.264	$16.782	$14.785	$15.190	$13.950	$—
Number of Accumulation Units outstanding at end of period (in thousands)	46	57	60	64	67	48	54	36	8	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.760	$23.138	$23.888	$22.152	$16.706	$14.726	$15.137	$13.908	$11.615	$17.656
Accumulation Unit Value at end of period	$29.573	$25.760	$23.138	$23.888	$22.152	$16.706	$14.726	$15.137	$13.908	$11.615
Number of Accumulation Units outstanding at end of period (in thousands)	106	108	97	91	97	55	34	28	19	11
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.561	$20.316	$21.027	$19.548	$14.779	$13.060	$13.458	$12.396	$10.378	$—
Accumulation Unit Value at end of period	$25.837	$22.561	$20.316	$21.027	$19.548	$14.779	$13.060	$13.458	$12.396	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	7	7	5	4	3	1	—	—

50

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.718	$15.292	$19.294	$21.342	$21.857	$19.595	$23.623	$20.382	$11.955	$25.652
Accumulation Unit Value at end of period	$24.514	$17.718	$15.292	$19.294	$21.342	$21.857	$19.595	$23.623	$20.382	$11.955
Number of Accumulation Units outstanding at end of period (in thousands)	38	47	54	64	96	123	132	144	181	143
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.717	$17.916	$22.650	$25.104	$25.762	$23.141	$27.955	$24.167	$14.203	$30.539
Accumulation Unit Value at end of period	$28.605	$20.717	$17.916	$22.650	$25.104	$25.762	$23.141	$27.955	$24.167	$14.203
Number of Accumulation Units outstanding at end of period (in thousands)	51	61	76	101	157	274	382	588	560	467
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.970	$14.690	$18.590	$20.625	$21.187	$19.050	$23.036	$19.935	$11.728	$25.241
Accumulation Unit Value at end of period	$23.408	$16.970	$14.690	$18.590	$20.625	$21.187	$19.050	$23.036	$19.935	$11.728
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	10	10	13	12	11	12	5	5
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.725	$14.485	$18.340	$20.357	$20.922	$18.822	$22.771	$19.716	$11.605	$24.989
Accumulation Unit Value at end of period	$23.058	$16.725	$14.485	$18.340	$20.357	$20.922	$18.822	$22.771	$19.716	$11.605
Number of Accumulation Units outstanding at end of period (in thousands)	33	42	49	67	71	114	138	176	193	200
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.367	$14.196	$18.002	$20.012	$20.598	$18.558	$22.486	$19.497	$11.493	$24.786
Accumulation Unit Value at end of period	$22.531	$16.367	$14.196	$18.002	$20.012	$20.598	$18.558	$22.486	$19.497	$11.493
Number of Accumulation Units outstanding at end of period (in thousands)	28	43	48	56	87	93	118	159	201	167
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.367	$14.196	$18.002	$20.012	$20.598	$18.558	$22.486	$19.497	$11.493	$24.786
Accumulation Unit Value at end of period	$22.531	$16.367	$14.196	$18.002	$20.012	$20.598	$18.558	$22.486	$19.497	$11.493
Number of Accumulation Units outstanding at end of period (in thousands)	28	43	48	56	87	93	118	159	201	167
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.364	$16.822	$21.363	$23.784	$24.517	$22.123	$26.845	$23.312	$13.763	$29.725
Accumulation Unit Value at end of period	$26.618	$19.364	$16.822	$21.363	$23.784	$24.517	$22.123	$26.845	$23.312	$13.763
Number of Accumulation Units outstanding at end of period (in thousands)	5	9	10	12	25	27	35	32	29	36
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.080	$16.591	$21.091	$23.505	$24.254	$21.907	$26.610	$23.131	$13.670	$—
Accumulation Unit Value at end of period	$26.201	$19.080	$16.591	$21.091	$23.505	$24.254	$21.907	$26.610	$23.131	$—
Number of Accumulation Units outstanding at end of period (in thousands)	19	18	18	25	23	25	25	18	10	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.805	$14.620	$18.595	$20.733	$21.405	$19.343	$23.507	$20.444	$12.088	$26.147
Accumulation Unit Value at end of period	$23.065	$16.805	$14.620	$18.595	$20.733	$21.405	$19.343	$23.507	$20.444	$12.088
Number of Accumulation Units outstanding at end of period (in thousands)	74	68	72	83	83	71	49	21	10	7
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.172	$12.360	$15.760	$17.616	$18.232	$16.517	$20.124	$17.545	$10.400	$—
Accumulation Unit Value at end of period	$19.402	$14.172	$12.360	$15.760	$17.616	$18.232	$16.517	$20.124	$17.545	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	1	—	—	—	4	5	4	—

51

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.702	$12.998	$14.131	$16.166	$13.365	$11.492	$13.074	$12.260	$9.095	$15.509
Accumulation Unit Value at end of period	$15.728	$13.702	$12.998	$14.131	$16.166	$13.365	$11.492	$13.074	$12.260	$9.095
Number of Accumulation Units outstanding at end of period (in thousands)	219	251	282	320	398	543	659	726	891	1,049
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.745	$12.114	$13.197	$15.127	$12.531	$10.797	$12.307	$11.565	$8.596	$14.688
Accumulation Unit Value at end of period	$14.600	$12.745	$12.114	$13.197	$15.127	$12.531	$10.797	$12.307	$11.565	$8.596
Number of Accumulation Units outstanding at end of period (in thousands)	559	706	850	992	1,265	1,990	2,671	3,346	3,902	4,558
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.123	$12.486	$13.616	$15.623	$12.955	$11.173	$12.749	$11.991	$8.922	$15.260
Accumulation Unit Value at end of period	$15.018	$13.123	$12.486	$13.616	$15.623	$12.955	$11.173	$12.749	$11.991	$8.922
Number of Accumulation Units outstanding at end of period (in thousands)	12	13	15	20	26	33	40	46	64	71
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$12.934	$12.311	$13.432	$15.420	$12.793	$11.039	$12.602	$11.860	$8.829	$15.108
Accumulation Unit Value at end of period	$14.794	$12.934	$12.311	$13.432	$15.420	$12.793	$11.039	$12.602	$11.860	$8.829
Number of Accumulation Units outstanding at end of period (in thousands)	168	199	230	260	293	403	543	700	825	995
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.657	$12.066	$13.184	$15.159	$12.595	$10.884	$12.444	$11.728	$8.744	$14.985
Accumulation Unit Value at end of period	$14.455	$12.657	$12.066	$13.184	$15.159	$12.595	$10.884	$12.444	$11.728	$8.744
Number of Accumulation Units outstanding at end of period (in thousands)	224	275	323	355	443	664	903	1,085	1,274	1,485
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.657	$12.066	$13.184	$15.159	$12.595	$10.884	$12.444	$11.728	$8.744	$14.985
Accumulation Unit Value at end of period	$14.455	$12.657	$12.066	$13.184	$15.159	$12.595	$10.884	$12.444	$11.728	$8.744
Number of Accumulation Units outstanding at end of period (in thousands)	224	275	323	355	443	664	903	1,085	1,274	1,485
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$11.913	$11.374	$12.447	$14.332	$11.926	$10.321	$11.819	$11.155	$8.330	$14.296
Accumulation Unit Value at end of period	$13.585	$11.913	$11.374	$12.447	$14.332	$11.926	$10.321	$11.819	$11.155	$8.330
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	6	7	8	17	37	65	73	76
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.738	$11.218	$12.288	$14.164	$11.798	$10.221	$11.715	$11.069	$8.273	$—
Accumulation Unit Value at end of period	$13.372	$11.738	$11.218	$12.288	$14.164	$11.798	$10.221	$11.715	$11.069	$—
Number of Accumulation Units outstanding at end of period (in thousands)	141	154	167	170	205	229	233	151	91	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.662	$11.151	$12.221	$14.093	$11.745	$10.180	$11.674	$11.036	$8.252	$14.185
Accumulation Unit Value at end of period	$13.279	$11.662	$11.151	$12.221	$14.093	$11.745	$10.180	$11.674	$11.036	$8.252
Number of Accumulation Units outstanding at end of period (in thousands)	178	202	216	210	233	244	236	183	162	157
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.821	$14.207	$15.610	$18.046	$15.077	$13.100	$15.061	$14.273	$10.700	$—
Accumulation Unit Value at end of period	$16.835	$14.821	$14.207	$15.610	$18.046	$15.077	$13.100	$15.061	$14.273	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	12	11	15	25	24	16	3	—

52

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.218	$15.041	$16.352	$17.106	$13.293	$11.163	$12.199	$11.548	$8.955	$15.785
Accumulation Unit Value at end of period	$18.904	$16.218	$15.041	$16.352	$17.106	$13.293	$11.163	$12.199	$11.548	$8.955
Number of Accumulation Units outstanding at end of period (in thousands)	244	252	288	348	427	539	683	822	1,027	1,194
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.554	$14.454	$15.746	$16.504	$12.851	$10.813	$11.841	$11.232	$8.727	$15.414
Accumulation Unit Value at end of period	$18.094	$15.554	$14.454	$15.746	$16.504	$12.851	$10.813	$11.841	$11.232	$8.727
Number of Accumulation Units outstanding at end of period (in thousands)	918	1,223	1,514	2,027	2,824	4,006	5,521	6,857	7,950	9,103
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.533	$14.448	$15.755	$16.531	$12.885	$10.852	$11.896	$11.295	$8.785	$15.532
Accumulation Unit Value at end of period	$18.051	$15.533	$14.448	$15.755	$16.531	$12.885	$10.852	$11.896	$11.295	$8.785
Number of Accumulation Units outstanding at end of period (in thousands)	8	10	25	26	28	38	49	58	58	70
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.308	$14.247	$15.543	$16.317	$12.724	$10.722	$11.760	$11.171	$8.693	$15.377
Accumulation Unit Value at end of period	$17.781	$15.308	$14.247	$15.543	$16.317	$12.724	$10.722	$11.760	$11.171	$8.693
Number of Accumulation Units outstanding at end of period (in thousands)	189	225	272	332	402	493	689	875	1,050	1,233
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.981	$13.963	$15.256	$16.040	$12.527	$10.572	$11.612	$11.047	$8.610	$15.252
Accumulation Unit Value at end of period	$17.375	$14.981	$13.963	$15.256	$16.040	$12.527	$10.572	$11.612	$11.047	$8.610
Number of Accumulation Units outstanding at end of period (in thousands)	222	266	317	374	498	715	957	1,155	1,377	1,512
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.981	$13.963	$15.256	$16.040	$12.527	$10.572	$11.612	$11.047	$8.610	$15.252
Accumulation Unit Value at end of period	$17.375	$14.981	$13.963	$15.256	$16.040	$12.527	$10.572	$11.612	$11.047	$8.610
Number of Accumulation Units outstanding at end of period (in thousands)	222	266	317	374	498	715	957	1,155	1,377	1,512
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.538	$13.571	$14.850	$15.636	$12.230	$10.337	$11.371	$10.834	$8.456	$15.003
Accumulation Unit Value at end of period	$16.837	$14.538	$13.571	$14.850	$15.636	$12.230	$10.337	$11.371	$10.834	$8.456
Number of Accumulation Units outstanding at end of period (in thousands)	17	19	30	31	33	42	56	70	76	77
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.325	$13.385	$14.662	$15.453	$12.099	$10.236	$11.272	$10.750	$8.399	$—
Accumulation Unit Value at end of period	$16.573	$14.325	$13.385	$14.662	$15.453	$12.099	$10.236	$11.272	$10.750	$—
Number of Accumulation Units outstanding at end of period (in thousands)	109	115	125	130	114	83	107	116	61	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.914	$13.007	$14.255	$15.032	$11.775	$9.967	$10.981	$10.478	$8.191	$14.554
Accumulation Unit Value at end of period	$16.089	$13.914	$13.007	$14.255	$15.032	$11.775	$9.967	$10.981	$10.478	$8.191
Number of Accumulation Units outstanding at end of period (in thousands)	142	149	144	168	201	134	155	142	122	119
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.686	$16.576	$18.211	$19.252	$15.119	$12.829	$14.169	$13.555	$10.622	$—
Accumulation Unit Value at end of period	$20.400	$17.686	$16.576	$18.211	$19.252	$15.119	$12.829	$14.169	$13.555	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	18	20	22	28	22	26	15	—	—

53

Series III

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.678	$18.303	$18.369	$17.736	$14.592	$12.781	$12.840	$11.614	$9.533	$13.763
Accumulation Unit Value at end of period	$22.475	$19.678	$18.303	$18.369	$17.736	$14.592	$12.781	$12.840	$11.614	$9.533
Number of Accumulation Units outstanding at end of period (in thousands)	197	228	288	353	423	627	795	1,076	1,484	1,769
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.119	$17.818	$17.918	$17.336	$14.291	$12.542	$12.626	$11.443	$9.411	$13.614
Accumulation Unit Value at end of period	$21.793	$19.119	$17.818	$17.918	$17.336	$14.291	$12.542	$12.626	$11.443	$9.411
Number of Accumulation Units outstanding at end of period (in thousands)	98	107	112	116	123	135	205	253	255	273
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.181	$17.894	$18.013	$17.445	$14.396	$12.646	$12.743	$11.561	$9.518	$13.782
Accumulation Unit Value at end of period	$21.842	$19.181	$17.894	$18.013	$17.445	$14.396	$12.646	$12.743	$11.561	$9.518
Number of Accumulation Units outstanding at end of period (in thousands)	111	126	146	198	269	411	479	626	827	1,030
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.636	$17.420	$17.571	$17.051	$14.099	$12.410	$12.530	$11.391	$9.396	$13.634
Accumulation Unit Value at end of period	$21.179	$18.636	$17.420	$17.571	$17.051	$14.099	$12.410	$12.530	$11.391	$9.396
Number of Accumulation Units outstanding at end of period (in thousands)	20	26	32	36	45	53	59	78	91	96
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.636	$17.420	$17.571	$17.051	$14.099	$12.410	$12.530	$11.391	$9.396	$13.634
Accumulation Unit Value at end of period	$21.179	$18.636	$17.420	$17.571	$17.051	$14.099	$12.410	$12.530	$11.391	$9.396
Number of Accumulation Units outstanding at end of period (in thousands)	20	26	32	36	45	53	59	78	91	96
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.001	$16.870	$17.058	$16.594	$13.756	$12.138	$12.287	$11.197	$9.260	$—
Accumulation Unit Value at end of period	$20.407	$18.001	$16.870	$17.058	$16.594	$13.756	$12.138	$12.287	$11.197	$—
Number of Accumulation Units outstanding at end of period (in thousands)	61	71	72	87	117	147	168	217	286	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.885	$16.769	$16.964	$16.512	$13.694	$12.090	$12.244	$11.164	$9.237	$13.443
Accumulation Unit Value at end of period	$20.264	$17.885	$16.769	$16.964	$16.512	$13.694	$12.090	$12.244	$11.164	$9.237
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	8	8	4	4	5	5	7	7
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.500	$18.329	$18.589	$18.139	$15.081	$13.348	$13.551	$12.387	$10.274	$—
Accumulation Unit Value at end of period	$22.039	$19.500	$18.329	$18.589	$18.139	$15.081	$13.348	$13.551	$12.387	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	3	3	3	—	—

54

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.863	$1.597	$1.674	$1.477	$1.130	$1.010	$1.037	$0.940	$0.747	$1.198
Accumulation Unit Value at end of period	$2.142	$1.863	$1.597	$1.674	$1.477	$1.130	$1.010	$1.037	$0.940	$0.747
Number of Accumulation Units outstanding at end of period (in thousands)	1,307	1,413	1,816	2,350	2,726	4,414	5,816	7,829	9,932	12,335
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.810	$1.555	$1.633	$1.444	$1.107	$0.991	$1.020	$0.926	$0.738	$1.185
Accumulation Unit Value at end of period	$2.077	$1.810	$1.555	$1.633	$1.444	$1.107	$0.991	$1.020	$0.926	$0.738
Number of Accumulation Units outstanding at end of period (in thousands)	359	398	639	684	728	841	766	941	1,040	1,296
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.778	$1.529	$1.608	$1.423	$1.092	$0.979	$1.008	$0.916	$0.731	$1.174
Accumulation Unit Value at end of period	$2.039	$1.778	$1.529	$1.608	$1.423	$1.092	$0.979	$1.008	$0.916	$0.731
Number of Accumulation Units outstanding at end of period (in thousands)	1,018	1,312	1,615	1,829	2,362	3,264	4,020	4,681	6,265	7,169
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.728	$1.489	$1.568	$1.390	$1.069	$0.960	$0.991	$0.902	$0.721	$1.162
Accumulation Unit Value at end of period	$1.977	$1.728	$1.489	$1.568	$1.390	$1.069	$0.960	$0.991	$0.902	$0.721
Number of Accumulation Units outstanding at end of period (in thousands)	98	212	128	271	231	238	307	324	416	508
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.728	$1.489	$1.568	$1.390	$1.069	$0.960	$0.991	$0.902	$0.721	$1.162
Accumulation Unit Value at end of period	$1.977	$1.728	$1.489	$1.568	$1.390	$1.069	$0.960	$0.991	$0.902	$0.721
Number of Accumulation Units outstanding at end of period (in thousands)	98	212	128	271	231	238	307	324	416	508
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.669	$1.442	$1.523	$1.353	$1.043	$0.939	$0.972	$0.887	$0.711	$—
Accumulation Unit Value at end of period	$1.905	$1.669	$1.442	$1.523	$1.353	$1.043	$0.939	$0.972	$0.887	$—
Number of Accumulation Units outstanding at end of period (in thousands)	800	672	987	1,221	1,280	1,602	1,906	2,198	2,666	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.658	$1.433	$1.514	$1.347	$1.039	$0.936	$0.968	$0.884	$0.709	$1.145
Accumulation Unit Value at end of period	$1.892	$1.658	$1.433	$1.514	$1.347	$1.039	$0.936	$0.968	$0.884	$0.709
Number of Accumulation Units outstanding at end of period (in thousands)	63	67	62	87	95	102	97	110	62	54
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.741	$20.569	$21.791	$19.426	$15.021	$13.564	$14.076	$12.887	$10.356	$—
Accumulation Unit Value at end of period	$27.020	$23.741	$20.569	$21.791	$19.426	$15.021	$13.564	$14.076	$12.887	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	—	—	—	—	—	—	—

55

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.361	$15.185	$15.411	$14.896	$15.494	$14.963	$14.351	$13.720	$12.400	$13.920
Accumulation Unit Value at end of period	$15.647	$15.361	$15.185	$15.411	$14.896	$15.494	$14.963	$14.351	$13.720	$12.400
Number of Accumulation Units outstanding at end of period (in thousands)	203	245	305	380	473	502	645	883	1,152	1,266
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.924	$14.783	$15.033	$14.560	$15.174	$14.684	$14.112	$13.518	$12.241	$13.770
Accumulation Unit Value at end of period	$15.172	$14.924	$14.783	$15.033	$14.560	$15.174	$14.684	$14.112	$13.518	$12.241
Number of Accumulation Units outstanding at end of period (in thousands)	38	40	52	56	60	77	85	106	106	130
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.127	$14.008	$14.259	$13.824	$14.422	$13.970	$13.439	$12.887	$11.681	$13.153
Accumulation Unit Value at end of period	$14.348	$14.127	$14.008	$14.259	$13.824	$14.422	$13.970	$13.439	$12.887	$11.681
Number of Accumulation Units outstanding at end of period (in thousands)	109	132	160	198	269	298	369	483	617	707
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.726	$13.637	$13.909	$13.512	$14.125	$13.709	$13.215	$12.697	$11.532	$13.011
Accumulation Unit Value at end of period	$13.912	$13.726	$13.637	$13.909	$13.512	$14.125	$13.709	$13.215	$12.697	$11.532
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	6	21	26	42	65	98	140	155
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.726	$13.637	$13.909	$13.512	$14.125	$13.709	$13.215	$12.697	$11.532	$13.011
Accumulation Unit Value at end of period	$13.912	$13.726	$13.637	$13.909	$13.512	$14.125	$13.709	$13.215	$12.697	$11.532
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	6	21	26	42	65	98	140	155
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.259	$13.205	$13.503	$13.150	$13.781	$13.409	$12.958	$12.481	$11.365	$—
Accumulation Unit Value at end of period	$13.405	$13.259	$13.205	$13.503	$13.150	$13.781	$13.409	$12.958	$12.481	$—
Number of Accumulation Units outstanding at end of period (in thousands)	69	62	68	82	102	126	134	172	243	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.173	$13.126	$13.429	$13.085	$13.719	$13.356	$12.912	$12.444	$11.336	$12.828
Accumulation Unit Value at end of period	$13.312	$13.173	$13.126	$13.429	$13.085	$13.719	$13.356	$12.912	$12.444	$11.336
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	7	8	7	17	17	12	7	6
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.787	$11.775	$12.077	$11.797	$12.399	$12.101	$11.729	$11.332	$10.349	$—
Accumulation Unit Value at end of period	$11.882	$11.787	$11.775	$12.077	$11.797	$12.399	$12.101	$11.729	$11.332	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

56

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.067	$11.956	$12.683	$12.730	$13.297	$12.743	$12.405	$11.996	$11.129	$10.944
Accumulation Unit Value at end of period	$12.671	$12.067	$11.956	$12.683	$12.730	$13.297	$12.743	$12.405	$11.996	$11.129
Number of Accumulation Units outstanding at end of period (in thousands)	31	31	36	61	72	101	126	173	216	220
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$11.823	$11.737	$12.475	$12.547	$13.132	$12.610	$12.300	$11.919	$11.079	$10.917
Accumulation Unit Value at end of period	$12.389	$11.823	$11.737	$12.475	$12.547	$13.132	$12.610	$12.300	$11.919	$11.079
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	10	11	12	21	19	32	31	36
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$11.702	$11.629	$12.373	$12.456	$13.051	$12.544	$12.248	$11.880	$11.055	$10.904
Accumulation Unit Value at end of period	$12.251	$11.702	$11.629	$12.373	$12.456	$13.051	$12.544	$12.248	$11.880	$11.055
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	16	22	46	56	71	92	121	164
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$11.465	$11.416	$12.171	$12.277	$12.889	$12.413	$12.145	$11.803	$11.005	$10.877
Accumulation Unit Value at end of period	$11.978	$11.465	$11.416	$12.171	$12.277	$12.889	$12.413	$12.145	$11.803	$11.005
Number of Accumulation Units outstanding at end of period (in thousands)	—	9	9	17	43	52	52	68	74	68
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.465	$11.416	$12.171	$12.277	$12.889	$12.413	$12.145	$11.803	$11.005	$10.877
Accumulation Unit Value at end of period	$11.978	$11.465	$11.416	$12.171	$12.277	$12.889	$12.413	$12.145	$11.803	$11.005
Number of Accumulation Units outstanding at end of period (in thousands)	—	9	9	17	43	52	52	68	74	68
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.175	$11.155	$11.923	$12.057	$12.689	$12.252	$12.017	$11.708	$10.944	$—
Accumulation Unit Value at end of period	$11.647	$11.175	$11.155	$11.923	$12.057	$12.689	$12.252	$12.017	$11.708	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	13	18	29	32	45	45	75	80	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.118	$11.104	$11.874	$12.013	$12.650	$12.220	$11.991	$11.689	$10.931	$10.836
Accumulation Unit Value at end of period	$11.581	$11.118	$11.104	$11.874	$12.013	$12.650	$12.220	$11.991	$11.689	$10.931
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	3	3	4	5	5	5	4
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.648	$10.660	$11.428	$11.591	$12.236	$11.850	$11.657	$11.392	$10.251	$—
Accumulation Unit Value at end of period	$11.063	$10.648	$10.660	$11.428	$11.591	$12.236	$11.850	$11.657	$11.392	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

57

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.510	$13.756	$14.189	$13.669	$11.352	$9.827	$10.511	$9.568	$6.969	$12.055
Accumulation Unit Value at end of period	$17.975	$14.510	$13.756	$14.189	$13.669	$11.352	$9.827	$10.511	$9.568	$6.969
Number of Accumulation Units outstanding at end of period (in thousands)	62	77	83	83	81	106	153	187	242	252
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.202	$13.491	$13.943	$13.459	$11.200	$9.715	$10.411	$9.497	$6.931	$12.013
Accumulation Unit Value at end of period	$17.558	$14.202	$13.491	$13.943	$13.459	$11.200	$9.715	$10.411	$9.497	$6.931
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	12	12	12	6	5	10	12	21
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.050	$13.360	$13.822	$13.355	$11.125	$9.659	$10.362	$9.462	$6.912	$11.993
Accumulation Unit Value at end of period	$17.353	$14.050	$13.360	$13.822	$13.355	$11.125	$9.659	$10.362	$9.462	$6.912
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	9	13	16	32	45	63	107	183
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.751	$13.102	$13.582	$13.150	$10.976	$9.549	$10.264	$9.391	$6.874	$11.951
Accumulation Unit Value at end of period	$16.950	$13.751	$13.102	$13.582	$13.150	$10.976	$9.549	$10.264	$9.391	$6.874
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	5	10	12	19	21	40	38
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.751	$13.102	$13.582	$13.150	$10.976	$9.549	$10.264	$9.391	$6.874	$11.951
Accumulation Unit Value at end of period	$16.950	$13.751	$13.102	$13.582	$13.150	$10.976	$9.549	$10.264	$9.391	$6.874
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	5	10	12	19	21	40	38
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.387	$12.787	$13.289	$12.898	$10.792	$9.413	$10.143	$9.304	$6.827	$—
Accumulation Unit Value at end of period	$16.460	$13.387	$12.787	$13.289	$12.898	$10.792	$9.413	$10.143	$9.304	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	22	28	43	54	69	90	131	155	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.315	$12.725	$13.231	$12.848	$10.756	$9.386	$10.119	$9.286	$6.818	$11.889
Accumulation Unit Value at end of period	$16.364	$13.315	$12.725	$13.231	$12.848	$10.756	$9.386	$10.119	$9.286	$6.818
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	2	5	5	5	5	2
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.200	$19.352	$20.172	$19.637	$16.481	$14.417	$15.583	$14.336	$10.552	$—
Accumulation Unit Value at end of period	$24.762	$20.200	$19.352	$20.172	$19.637	$16.481	$14.417	$15.583	$14.336	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	—	—	—	—	—

58

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.278	$23.542	$22.404	$22.284	$17.555	$14.576	$16.280	$14.826	$10.602	$17.513
Accumulation Unit Value at end of period	$30.072	$23.278	$23.542	$22.404	$22.284	$17.555	$14.576	$16.280	$14.826	$10.602
Number of Accumulation Units outstanding at end of period (in thousands)	39	57	66	73	90	136	183	231	303	327
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.616	$22.919	$21.854	$21.781	$17.193	$14.304	$16.009	$14.608	$10.467	$17.324
Accumulation Unit Value at end of period	$29.159	$22.616	$22.919	$21.854	$21.781	$17.193	$14.304	$16.009	$14.608	$10.467
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	11	12	13	15	20	24	37	39
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.281	$17.530	$16.732	$16.693	$13.190	$10.984	$12.306	$11.240	$8.062	$13.357
Accumulation Unit Value at end of period	$22.258	$17.281	$17.530	$16.732	$16.693	$13.190	$10.984	$12.306	$11.240	$8.062
Number of Accumulation Units outstanding at end of period (in thousands)	29	31	38	47	62	93	117	156	204	228
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.790	$17.066	$16.322	$16.316	$12.918	$10.779	$12.100	$11.075	$7.959	$13.213
Accumulation Unit Value at end of period	$21.583	$16.790	$17.066	$16.322	$16.316	$12.918	$10.779	$12.100	$11.075	$7.959
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	15	7	9	22	26	61	72	74
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.790	$17.066	$16.322	$16.316	$12.918	$10.779	$12.100	$11.075	$7.959	$13.213
Accumulation Unit Value at end of period	$21.583	$16.790	$17.066	$16.322	$16.316	$12.918	$10.779	$12.100	$11.075	$7.959
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	15	7	9	22	26	61	72	74
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.877	$15.160	$14.535	$14.566	$11.561	$9.672	$10.884	$9.986	$7.195	$—
Accumulation Unit Value at end of period	$19.077	$14.877	$15.160	$14.535	$14.566	$11.561	$9.672	$10.884	$9.986	$—
Number of Accumulation Units outstanding at end of period (in thousands)	30	44	50	54	42	57	77	131	162	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.781	$15.069	$14.455	$14.494	$11.510	$9.633	$10.846	$9.956	$7.177	$11.951
Accumulation Unit Value at end of period	$18.943	$14.781	$15.069	$14.455	$14.494	$11.510	$9.633	$10.846	$9.956	$7.177
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	2	1	1	1	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.412	$21.884	$21.046	$21.154	$16.841	$14.131	$15.950	$14.678	$9.571	$—
Accumulation Unit Value at end of period	$27.374	$21.412	$21.884	$21.046	$21.154	$16.841	$14.131	$15.950	$14.678	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—

59

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.877	$24.796	$25.167	$25.079	$19.895	$17.132	$21.563	$17.925	$11.309	$24.763
Accumulation Unit Value at end of period	$30.775	$24.877	$24.796	$25.167	$25.079	$19.895	$17.132	$21.563	$17.925	$11.309
Number of Accumulation Units outstanding at end of period (in thousands)	22	26	29	36	42	40	69	96	129	150
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$24.170	$24.139	$24.549	$24.512	$19.485	$16.812	$21.203	$17.661	$11.165	$24.496
Accumulation Unit Value at end of period	$29.841	$24.170	$24.139	$24.549	$24.512	$19.485	$16.812	$21.203	$17.661	$11.165
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	6	6	8	19	21	29	31
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.567	$17.563	$17.879	$17.870	$14.219	$12.281	$15.504	$12.927	$8.180	$17.966
Accumulation Unit Value at end of period	$21.668	$17.567	$17.563	$17.879	$17.870	$14.219	$12.281	$15.504	$12.927	$8.180
Number of Accumulation Units outstanding at end of period (in thousands)	17	18	21	26	41	44	60	81	107	138
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.068	$17.098	$17.441	$17.467	$13.926	$12.052	$15.245	$12.737	$8.076	$17.772
Accumulation Unit Value at end of period	$21.010	$17.068	$17.098	$17.441	$17.467	$13.926	$12.052	$15.245	$12.737	$8.076
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	3	3	4	11	12	4
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.068	$17.098	$17.441	$17.467	$13.926	$12.052	$15.245	$12.737	$8.076	$17.772
Accumulation Unit Value at end of period	$21.010	$17.068	$17.098	$17.441	$17.467	$13.926	$12.052	$15.245	$12.737	$8.076
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	3	3	4	11	12	4
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.274	$16.343	$16.712	$16.779	$13.411	$11.636	$14.755	$12.359	$7.856	$—
Accumulation Unit Value at end of period	$19.982	$16.274	$16.343	$16.712	$16.779	$13.411	$11.636	$14.755	$12.359	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	20	27	48	59	62	87	108	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.168	$16.245	$16.621	$16.696	$13.351	$11.589	$14.704	$12.321	$7.836	$17.297
Accumulation Unit Value at end of period	$19.843	$16.168	$16.245	$16.621	$16.696	$13.351	$11.589	$14.704	$12.321	$7.836
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	3	4	3	4	5	4	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.407	$21.562	$22.116	$22.271	$17.854	$15.537	$19.762	$16.601	$9.847	$—
Accumulation Unit Value at end of period	$26.206	$21.407	$21.562	$22.116	$22.271	$17.854	$15.537	$19.762	$16.601	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	—	—	—	—	—	—	—

60

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.008	$21.385	$20.366	$19.100	$14.940	$12.896	$13.711	$11.756	$8.582	$15.587
Accumulation Unit Value at end of period	$29.006	$23.008	$21.385	$20.366	$19.100	$14.940	$12.896	$13.711	$11.756	$8.582
Number of Accumulation Units outstanding at end of period (in thousands)	357	436	524	646	784	1,081	1,372	1,922	2,711	3,224
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.354	$20.819	$19.866	$18.669	$14.632	$12.656	$13.482	$11.583	$8.472	$15.419
Accumulation Unit Value at end of period	$28.125	$22.354	$20.819	$19.866	$18.669	$14.632	$12.656	$13.482	$11.583	$8.472
Number of Accumulation Units outstanding at end of period (in thousands)	74	83	95	110	125	146	266	299	372	428
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.302	$14.265	$13.626	$12.818	$10.056	$8.707	$9.284	$7.985	$5.846	$10.651
Accumulation Unit Value at end of period	$19.233	$15.302	$14.265	$13.626	$12.818	$10.056	$8.707	$9.284	$7.985	$5.846
Number of Accumulation Units outstanding at end of period (in thousands)	323	390	477	582	800	1,119	1,402	1,988	2,656	3,082
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.867	$13.888	$13.292	$12.529	$9.849	$8.544	$9.129	$7.867	$5.771	$10.536
Accumulation Unit Value at end of period	$18.649	$14.867	$13.888	$13.292	$12.529	$9.849	$8.544	$9.129	$7.867	$5.771
Number of Accumulation Units outstanding at end of period (in thousands)	34	50	69	69	93	115	185	257	309	323
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.867	$13.888	$13.292	$12.529	$9.849	$8.544	$9.129	$7.867	$5.771	$10.536
Accumulation Unit Value at end of period	$18.649	$14.867	$13.888	$13.292	$12.529	$9.849	$8.544	$9.129	$7.867	$5.771
Number of Accumulation Units outstanding at end of period (in thousands)	34	50	69	69	93	115	185	257	309	323
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.415	$13.499	$12.953	$12.239	$9.645	$8.389	$8.985	$7.763	$5.709	$—
Accumulation Unit Value at end of period	$18.037	$14.415	$13.499	$12.953	$12.239	$9.645	$8.389	$8.985	$7.763	$—
Number of Accumulation Units outstanding at end of period (in thousands)	239	269	327	431	543	784	954	1,037	1,454	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.322	$13.418	$12.882	$12.178	$9.602	$8.355	$8.954	$7.739	$5.695	$10.427
Accumulation Unit Value at end of period	$17.911	$14.322	$13.418	$12.882	$12.178	$9.602	$8.355	$8.954	$7.739	$5.695
Number of Accumulation Units outstanding at end of period (in thousands)	21	22	24	28	28	37	42	51	54	43
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.447	$23.902	$23.003	$21.801	$17.233	$15.032	$16.150	$13.994	$9.444	$—
Accumulation Unit Value at end of period	$31.746	$25.447	$23.902	$23.003	$21.801	$17.233	$15.032	$16.150	$13.994	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	5	5	—	—	—	—	—

61

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.146	$19.296	$19.355	$17.804	$13.571	$11.756	$12.186	$11.130	$8.630	$14.131
Accumulation Unit Value at end of period	$25.430	$21.146	$19.296	$19.355	$17.804	$13.571	$11.756	$12.186	$11.130	$8.630
Number of Accumulation Units outstanding at end of period (in thousands)	345	423	554	716	867	1,168	1,503	2,007	2,898	3,344
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.545	$18.785	$18.880	$17.402	$13.291	$11.536	$11.983	$10.966	$8.520	$13.979
Accumulation Unit Value at end of period	$24.658	$20.545	$18.785	$18.880	$17.402	$13.291	$11.536	$11.983	$10.966	$8.520
Number of Accumulation Units outstanding at end of period (in thousands)	69	76	107	122	145	165	273	331	366	405
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.439	$18.707	$18.821	$17.364	$13.276	$11.535	$11.993	$10.986	$8.544	$14.033
Accumulation Unit Value at end of period	$24.507	$20.439	$18.707	$18.821	$17.364	$13.276	$11.535	$11.993	$10.986	$8.544
Number of Accumulation Units outstanding at end of period (in thousands)	221	261	322	391	587	802	990	1,292	1,577	1,914
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.858	$18.212	$18.359	$16.972	$13.002	$11.319	$11.793	$10.824	$8.435	$13.881
Accumulation Unit Value at end of period	$23.763	$19.858	$18.212	$18.359	$16.972	$13.002	$11.319	$11.793	$10.824	$8.435
Number of Accumulation Units outstanding at end of period (in thousands)	23	32	40	61	79	106	135	192	234	272
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.858	$18.212	$18.359	$16.972	$13.002	$11.319	$11.793	$10.824	$8.435	$13.881
Accumulation Unit Value at end of period	$23.763	$19.858	$18.212	$18.359	$16.972	$13.002	$11.319	$11.793	$10.824	$8.435
Number of Accumulation Units outstanding at end of period (in thousands)	23	32	40	61	79	106	135	192	234	272
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.462	$17.893	$18.083	$16.758	$12.871	$11.233	$11.732	$10.795	$8.434	$—
Accumulation Unit Value at end of period	$23.230	$19.462	$17.893	$18.083	$16.758	$12.871	$11.233	$11.732	$10.795	$—
Number of Accumulation Units outstanding at end of period (in thousands)	213	241	285	360	432	566	697	770	1,021	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.335	$17.786	$17.984	$16.675	$12.813	$11.188	$11.691	$10.763	$8.413	$13.886
Accumulation Unit Value at end of period	$23.068	$19.335	$17.786	$17.984	$16.675	$12.813	$11.188	$11.691	$10.763	$8.413
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	9	12	8	22	23	26	29	20
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.130	$21.329	$21.621	$20.097	$15.481	$13.552	$14.197	$13.102	$9.278	$—
Accumulation Unit Value at end of period	$27.526	$23.130	$21.329	$21.621	$20.097	$15.481	$13.552	$14.197	$13.102	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	10	9	10	—	—	—	—	—

62

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.065	$16.774	$17.880	$18.691	$15.638	$13.497	$15.965	$15.151	$10.776	$18.949
Accumulation Unit Value at end of period	$22.160	$17.065	$16.774	$17.880	$18.691	$15.638	$13.497	$15.965	$15.151	$10.776
Number of Accumulation Units outstanding at end of period (in thousands)	48	58	73	91	109	133	188	237	411	506
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.580	$16.330	$17.441	$18.269	$15.315	$13.245	$15.698	$14.928	$10.639	$18.745
Accumulation Unit Value at end of period	$21.487	$16.580	$16.330	$17.441	$18.269	$15.315	$13.245	$15.698	$14.928	$10.639
Number of Accumulation Units outstanding at end of period (in thousands)	19	21	28	29	40	40	70	73	82	87
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$12.442	$12.267	$13.115	$13.751	$11.539	$9.989	$11.852	$11.281	$8.048	$14.194
Accumulation Unit Value at end of period	$16.109	$12.442	$12.267	$13.115	$13.751	$11.539	$9.989	$11.852	$11.281	$8.048
Number of Accumulation Units outstanding at end of period (in thousands)	47	59	68	81	112	145	191	237	324	379
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.089	$11.942	$12.793	$13.441	$11.301	$9.803	$11.654	$11.115	$7.945	$14.041
Accumulation Unit Value at end of period	$15.620	$12.089	$11.942	$12.793	$13.441	$11.301	$9.803	$11.654	$11.115	$7.945
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	3	6	11	19	22	17
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.089	$11.942	$12.793	$13.441	$11.301	$9.803	$11.654	$11.115	$7.945	$14.041
Accumulation Unit Value at end of period	$15.620	$12.089	$11.942	$12.793	$13.441	$11.301	$9.803	$11.654	$11.115	$7.945
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	3	6	11	19	22	17
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.675	$10.572	$11.354	$11.958	$10.080	$8.766	$10.447	$9.988	$7.158	$—
Accumulation Unit Value at end of period	$13.759	$10.675	$10.572	$11.354	$11.958	$10.080	$8.766	$10.447	$9.988	$—
Number of Accumulation Units outstanding at end of period (in thousands)	62	83	94	107	147	226	282	330	407	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.606	$10.509	$11.291	$11.899	$10.035	$8.731	$10.410	$9.959	$7.140	$12.656
Accumulation Unit Value at end of period	$13.663	$10.606	$10.509	$11.291	$11.899	$10.035	$8.731	$10.410	$9.959	$7.140
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	1	2	2	3	4	2
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.662	$15.558	$16.758	$17.704	$14.968	$13.055	$15.606	$14.966	$9.372	$—
Accumulation Unit Value at end of period	$20.126	$15.662	$15.558	$16.758	$17.704	$14.968	$13.055	$15.606	$14.966	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

63

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.812	$24.955	$26.220	$28.963	$26.463	$22.857	$27.031	$23.337	$15.869	$28.026
Accumulation Unit Value at end of period	$32.832	$25.812	$24.955	$26.220	$28.963	$26.463	$22.857	$27.031	$23.337	$15.869
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	21	27	36	49	67	104	165	176
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$25.078	$24.294	$25.577	$28.309	$25.918	$22.430	$26.580	$22.993	$15.667	$27.724
Accumulation Unit Value at end of period	$31.836	$25.078	$24.294	$25.577	$28.309	$25.918	$22.430	$26.580	$22.993	$15.667
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	6	7	6	7	18	21	21	23
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$23.263	$22.559	$23.774	$26.340	$24.139	$20.912	$24.805	$21.479	$14.650	$25.950
Accumulation Unit Value at end of period	$29.503	$23.263	$22.559	$23.774	$26.340	$24.139	$20.912	$24.805	$21.479	$14.650
Number of Accumulation Units outstanding at end of period (in thousands)	17	20	18	22	25	28	40	45	50	55
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.602	$21.962	$23.191	$25.745	$23.641	$20.522	$24.391	$21.163	$14.463	$25.671
Accumulation Unit Value at end of period	$28.607	$22.602	$21.962	$23.191	$25.745	$23.641	$20.522	$24.391	$21.163	$14.463
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	3	3	6	12	8	5
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.602	$21.962	$23.191	$25.745	$23.641	$20.522	$24.391	$21.163	$14.463	$25.671
Accumulation Unit Value at end of period	$28.607	$22.602	$21.962	$23.191	$25.745	$23.641	$20.522	$24.391	$21.163	$14.463
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	3	3	6	12	8	5
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.833	$21.267	$22.514	$25.056	$23.066	$20.072	$23.917	$20.803	$14.253	$—
Accumulation Unit Value at end of period	$27.564	$21.833	$21.267	$22.514	$25.056	$23.066	$20.072	$23.917	$20.803	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	7	10	20	28	43	50	89	97	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.691	$21.140	$22.390	$24.931	$22.962	$19.992	$23.833	$20.741	$14.217	$25.311
Accumulation Unit Value at end of period	$27.372	$21.691	$21.140	$22.390	$24.931	$22.962	$19.992	$23.833	$20.741	$14.217
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	1	2	2	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.677	$15.317	$16.263	$18.154	$16.763	$14.631	$17.486	$15.255	$10.483	$—
Accumulation Unit Value at end of period	$19.733	$15.677	$15.317	$16.263	$18.154	$16.763	$14.631	$17.486	$15.255	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

64

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Fidelity VIP Dynamic Capital Appreciation Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.331	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.935	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.740	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.885	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

65

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Flex Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.927	$16.690	$16.275	$15.609	$11.554	$10.761	$11.503	$10.075	$7.711	$12.131
Accumulation Unit Value at end of period	$19.868	$15.927	$16.690	$16.275	$15.609	$11.554	$10.761	$11.503	$10.075	$7.711
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	14	15	16	32	79	67	80	81
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.555	$16.333	$15.958	$15.336	$11.374	$10.615	$11.370	$9.978	$7.652	$12.062
Accumulation Unit Value at end of period	$19.364	$15.555	$16.333	$15.958	$15.336	$11.374	$10.615	$11.370	$9.978	$7.652
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.372	$16.157	$15.801	$15.201	$11.285	$10.542	$11.304	$9.930	$7.622	$12.028
Accumulation Unit Value at end of period	$19.117	$15.372	$16.157	$15.801	$15.201	$11.285	$10.542	$11.304	$9.930	$7.622
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	4	15	15	26	36	37	17
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.012	$15.810	$15.494	$14.934	$11.110	$10.399	$11.173	$9.834	$7.564	$11.960
Accumulation Unit Value at end of period	$18.632	$15.012	$15.810	$15.494	$14.934	$11.110	$10.399	$11.173	$9.834	$7.564
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	6	16	20	24	24	26	19
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.012	$15.810	$15.494	$14.934	$11.110	$10.399	$11.173	$9.834	$7.564	$11.960
Accumulation Unit Value at end of period	$18.632	$15.012	$15.810	$15.494	$14.934	$11.110	$10.399	$11.173	$9.834	$7.564
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	6	16	20	24	24	26	19
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.574	$15.388	$15.117	$14.608	$10.894	$10.223	$11.011	$9.716	$7.492	$—
Accumulation Unit Value at end of period	$18.044	$14.574	$15.388	$15.117	$14.608	$10.894	$10.223	$11.011	$9.716	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	5	6	6	15	16	22	20	22	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.488	$15.304	$15.043	$14.544	$10.852	$10.188	$10.979	$9.692	$7.477	$11.859
Accumulation Unit Value at end of period	$17.929	$14.488	$15.304	$15.043	$14.544	$10.852	$10.188	$10.979	$9.692	$7.477
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	2	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.057	$20.181	$19.886	$19.274	$14.417	$13.569	$14.659	$12.974	$10.034	$—
Accumulation Unit Value at end of period	$23.523	$19.057	$20.181	$19.886	$19.274	$14.417	$13.569	$14.659	$12.974	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

66

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.129	$18.857	$20.647	$20.084	$17.938	$16.204	$16.106	$14.547	$10.918	$15.795
Accumulation Unit Value at end of period	$22.771	$21.129	$18.857	$20.647	$20.084	$17.938	$16.204	$16.106	$14.547	$10.918
Number of Accumulation Units outstanding at end of period (in thousands)	224	296	355	432	523	719	920	1,200	1,620	1,946
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.528	$18.358	$20.140	$19.631	$17.568	$15.902	$15.838	$14.333	$10.778	$15.624
Accumulation Unit Value at end of period	$22.079	$20.528	$18.358	$20.140	$19.631	$17.568	$15.902	$15.838	$14.333	$10.778
Number of Accumulation Units outstanding at end of period (in thousands)	17	24	38	49	69	68	113	145	173	209
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.219	$18.100	$19.877	$19.393	$17.373	$15.741	$15.693	$14.216	$10.701	$15.528
Accumulation Unit Value at end of period	$21.725	$20.219	$18.100	$19.877	$19.393	$17.373	$15.741	$15.693	$14.216	$10.701
Number of Accumulation Units outstanding at end of period (in thousands)	125	149	187	251	311	423	501	681	846	1,008
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.644	$17.620	$19.389	$18.955	$17.015	$15.447	$15.431	$14.007	$10.565	$15.361
Accumulation Unit Value at end of period	$21.065	$19.644	$17.620	$19.389	$18.955	$17.015	$15.447	$15.431	$14.007	$10.565
Number of Accumulation Units outstanding at end of period (in thousands)	27	35	33	41	53	70	115	165	189	209
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.644	$17.620	$19.389	$18.955	$17.015	$15.447	$15.431	$14.007	$10.565	$15.361
Accumulation Unit Value at end of period	$21.065	$19.644	$17.620	$19.389	$18.955	$17.015	$15.447	$15.431	$14.007	$10.565
Number of Accumulation Units outstanding at end of period (in thousands)	27	35	33	41	53	70	115	165	189	209
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.976	$17.063	$18.823	$18.448	$16.601	$15.109	$15.131	$13.769	$10.411	$—
Accumulation Unit Value at end of period	$20.298	$18.976	$17.063	$18.823	$18.448	$16.601	$15.109	$15.131	$13.769	$—
Number of Accumulation Units outstanding at end of period (in thousands)	167	195	238	306	389	483	573	641	839	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.853	$16.961	$18.720	$18.356	$16.526	$15.049	$15.078	$13.728	$10.385	$15.145
Accumulation Unit Value at end of period	$20.156	$18.853	$16.961	$18.720	$18.356	$16.526	$15.049	$15.078	$13.728	$10.385
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	8	8	4	7	12	10	10	9
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.021	$17.155	$18.982	$18.659	$16.841	$15.374	$15.443	$14.095	$10.690	$—
Accumulation Unit Value at end of period	$20.285	$19.021	$17.155	$18.982	$18.659	$16.841	$15.374	$15.443	$14.095	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	1	1	1	1	—	—	—	—	—

67

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Large Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.616	$17.218	$16.589	$15.012	$11.876	$10.755	$11.112	$10.134	$7.949	$12.356
Accumulation Unit Value at end of period	$20.918	$16.616	$17.218	$16.589	$15.012	$11.876	$10.755	$11.112	$10.134	$7.949
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	20	21	18	24	33	50	69	86
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.144	$16.762	$16.183	$14.673	$11.631	$10.554	$10.927	$9.985	$7.848	$12.223
Accumulation Unit Value at end of period	$20.283	$16.144	$16.762	$16.183	$14.673	$11.631	$10.554	$10.927	$9.985	$7.848
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	6	9	12	15	17	27	31
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.901	$16.527	$15.971	$14.495	$11.502	$10.447	$10.827	$9.903	$7.792	$12.148
Accumulation Unit Value at end of period	$19.957	$15.901	$16.527	$15.971	$14.495	$11.502	$10.447	$10.827	$9.903	$7.792
Number of Accumulation Units outstanding at end of period (in thousands)	15	22	24	26	35	47	67	87	97	108
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.449	$16.089	$15.579	$14.168	$11.265	$10.252	$10.646	$9.757	$7.692	$12.017
Accumulation Unit Value at end of period	$19.351	$15.449	$16.089	$15.579	$14.168	$11.265	$10.252	$10.646	$9.757	$7.692
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	9	10	—	—	1	1	2	3
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.449	$16.089	$15.579	$14.168	$11.265	$10.252	$10.646	$9.757	$7.692	$12.017
Accumulation Unit Value at end of period	$19.351	$15.449	$16.089	$15.579	$14.168	$11.265	$10.252	$10.646	$9.757	$7.692
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	9	10	—	—	1	1	2	3
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.923	$15.580	$15.124	$13.789	$10.990	$10.028	$10.439	$9.592	$7.581	$—
Accumulation Unit Value at end of period	$18.646	$14.923	$15.580	$15.124	$13.789	$10.990	$10.028	$10.439	$9.592	$—
Number of Accumulation Units outstanding at end of period (in thousands)	31	35	38	44	39	49	58	78	106	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.826	$15.487	$15.041	$13.720	$10.941	$9.988	$10.403	$9.563	$7.562	$11.848
Accumulation Unit Value at end of period	$18.515	$14.826	$15.487	$15.041	$13.720	$10.941	$9.988	$10.403	$9.563	$7.562
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	4	3	3	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.501	$20.421	$19.883	$18.182	$14.536	$13.303	$13.890	$12.801	$10.147	$—
Accumulation Unit Value at end of period	$24.293	$19.501	$20.421	$19.883	$18.182	$14.536	$13.303	$13.890	$12.801	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—

68

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.515	$26.776	$28.281	$27.226	$21.711	$19.490	$20.440	$18.579	$15.332	$21.808
Accumulation Unit Value at end of period	$31.497	$29.515	$26.776	$28.281	$27.226	$21.711	$19.490	$20.440	$18.579	$15.332
Number of Accumulation Units outstanding at end of period (in thousands)	46	50	61	68	81	104	138	173	223	233
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$28.719	$26.106	$27.629	$26.651	$21.295	$19.155	$20.129	$18.333	$15.159	$21.606
Accumulation Unit Value at end of period	$30.586	$28.719	$26.106	$27.629	$26.651	$21.295	$19.155	$20.129	$18.333	$15.159
Number of Accumulation Units outstanding at end of period (in thousands)	10	8	8	10	12	12	15	19	18	17
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$28.329	$25.777	$27.308	$26.368	$21.090	$18.990	$19.975	$18.211	$15.073	$21.505
Accumulation Unit Value at end of period	$30.141	$28.329	$25.777	$27.308	$26.368	$21.090	$18.990	$19.975	$18.211	$15.073
Number of Accumulation Units outstanding at end of period (in thousands)	12	13	19	23	37	49	70	85	97	98
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$27.565	$25.132	$26.678	$25.812	$20.686	$18.664	$19.671	$17.969	$14.903	$21.305
Accumulation Unit Value at end of period	$29.269	$27.565	$25.132	$26.678	$25.812	$20.686	$18.664	$19.671	$17.969	$14.903
Number of Accumulation Units outstanding at end of period (in thousands)	8	11	11	14	15	21	28	34	39	41
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$27.565	$25.132	$26.678	$25.812	$20.686	$18.664	$19.671	$17.969	$14.903	$21.305
Accumulation Unit Value at end of period	$29.269	$27.565	$25.132	$26.678	$25.812	$20.686	$18.664	$19.671	$17.969	$14.903
Number of Accumulation Units outstanding at end of period (in thousands)	8	11	11	14	15	21	28	34	39	41
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.657	$24.365	$25.928	$25.149	$20.206	$18.276	$19.310	$17.684	$14.703	$—
Accumulation Unit Value at end of period	$28.234	$26.657	$24.365	$25.928	$25.149	$20.206	$18.276	$19.310	$17.684	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	29	36	54	71	88	99	102	131	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$26.484	$24.219	$25.786	$25.024	$20.115	$18.203	$19.243	$17.631	$14.667	$21.030
Accumulation Unit Value at end of period	$28.037	$26.484	$24.219	$25.786	$25.024	$20.115	$18.203	$19.243	$17.631	$14.667
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	5	5	5	5	11	8	6	6
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.958	$16.464	$17.573	$17.096	$13.777	$12.498	$13.245	$12.166	$10.146	$—
Accumulation Unit Value at end of period	$18.964	$17.958	$16.464	$17.573	$17.096	$13.777	$12.498	$13.245	$12.166	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	—	—	—	—	—

69

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.460	$19.694	$21.083	$20.028	$15.891	$14.155	$14.557	$13.322	$10.756	$17.405
Accumulation Unit Value at end of period	$23.913	$22.460	$19.694	$21.083	$20.028	$15.891	$14.155	$14.557	$13.322	$10.756
Number of Accumulation Units outstanding at end of period (in thousands)	191	223	277	326	409	523	700	988	1,344	1,704
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.822	$19.173	$20.565	$19.576	$15.563	$13.891	$14.314	$13.126	$10.619	$17.217
Accumulation Unit Value at end of period	$23.187	$21.822	$19.173	$20.565	$19.576	$15.563	$13.891	$14.314	$13.126	$10.619
Number of Accumulation Units outstanding at end of period (in thousands)	15	18	22	25	27	36	65	76	107	129
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.565	$18.086	$19.420	$18.504	$14.725	$13.156	$13.571	$12.457	$10.087	$16.372
Accumulation Unit Value at end of period	$21.829	$20.565	$18.086	$19.420	$18.504	$14.725	$13.156	$13.571	$12.457	$10.087
Number of Accumulation Units outstanding at end of period (in thousands)	95	106	127	151	188	267	318	420	565	704
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.980	$17.607	$18.943	$18.086	$14.422	$12.911	$13.344	$12.273	$9.959	$16.196
Accumulation Unit Value at end of period	$21.166	$19.980	$17.607	$18.943	$18.086	$14.422	$12.911	$13.344	$12.273	$9.959
Number of Accumulation Units outstanding at end of period (in thousands)	7	11	16	23	28	38	61	72	90	115
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.980	$17.607	$18.943	$18.086	$14.422	$12.911	$13.344	$12.273	$9.959	$16.196
Accumulation Unit Value at end of period	$21.166	$19.980	$17.607	$18.943	$18.086	$14.422	$12.911	$13.344	$12.273	$9.959
Number of Accumulation Units outstanding at end of period (in thousands)	7	11	16	23	28	38	61	72	90	115
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.060	$17.722	$19.114	$18.295	$14.625	$13.126	$13.600	$12.540	$10.200	$—
Accumulation Unit Value at end of period	$21.198	$20.060	$17.722	$19.114	$18.295	$14.625	$13.126	$13.600	$12.540	$—
Number of Accumulation Units outstanding at end of period (in thousands)	92	106	120	146	205	265	324	373	491	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.930	$17.616	$19.010	$18.204	$14.559	$13.073	$13.552	$12.502	$10.175	$16.597
Accumulation Unit Value at end of period	$21.050	$19.930	$17.616	$19.010	$18.204	$14.559	$13.073	$13.552	$12.502	$10.175
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	11	11	10	13	15	18	20	18
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.821	$17.564	$19.000	$18.241	$14.625	$13.165	$13.682	$12.654	$10.324	$—
Accumulation Unit Value at end of period	$20.883	$19.821	$17.564	$19.000	$18.241	$14.625	$13.165	$13.682	$12.654	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	—	—	—	—	—

70

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.292	$21.303	$22.500	$21.060	$16.526	$15.020	$14.421	$12.164	$10.549	$14.726
Accumulation Unit Value at end of period	$28.778	$24.292	$21.303	$22.500	$21.060	$16.526	$15.020	$14.421	$12.164	$10.549
Number of Accumulation Units outstanding at end of period (in thousands)	57	72	83	97	136	175	232	244	298	373
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$23.637	$20.770	$21.981	$20.616	$16.209	$14.762	$14.201	$12.003	$10.430	$14.589
Accumulation Unit Value at end of period	$27.946	$23.637	$20.770	$21.981	$20.616	$16.209	$14.762	$14.201	$12.003	$10.430
Number of Accumulation Units outstanding at end of period (in thousands)	20	26	30	33	37	43	65	72	76	87
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$23.316	$20.509	$21.726	$20.397	$16.053	$14.635	$14.093	$11.923	$10.371	$14.522
Accumulation Unit Value at end of period	$27.539	$23.316	$20.509	$21.726	$20.397	$16.053	$14.635	$14.093	$11.923	$10.371
Number of Accumulation Units outstanding at end of period (in thousands)	32	41	50	58	71	99	142	166	197	252
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.687	$19.995	$21.225	$19.966	$15.745	$14.383	$13.878	$11.765	$10.254	$14.387
Accumulation Unit Value at end of period	$26.743	$22.687	$19.995	$21.225	$19.966	$15.745	$14.383	$13.878	$11.765	$10.254
Number of Accumulation Units outstanding at end of period (in thousands)	10	13	11	14	17	24	48	67	64	74
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.687	$19.995	$21.225	$19.966	$15.745	$14.383	$13.878	$11.765	$10.254	$14.387
Accumulation Unit Value at end of period	$26.743	$22.687	$19.995	$21.225	$19.966	$15.745	$14.383	$13.878	$11.765	$10.254
Number of Accumulation Units outstanding at end of period (in thousands)	10	13	11	14	17	24	48	67	64	74
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.939	$19.385	$20.628	$19.453	$15.379	$14.084	$13.623	$11.578	$10.116	$—
Accumulation Unit Value at end of period	$25.797	$21.939	$19.385	$20.628	$19.453	$15.379	$14.084	$13.623	$11.578	$—
Number of Accumulation Units outstanding at end of period (in thousands)	85	122	142	154	182	241	297	314	364	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.797	$19.269	$20.515	$19.356	$15.310	$14.028	$13.576	$11.543	$10.091	$14.201
Accumulation Unit Value at end of period	$25.617	$21.797	$19.269	$20.515	$19.356	$15.310	$14.028	$13.576	$11.543	$10.091
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	7	6	5	9	9	6	5
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.014	$19.509	$20.823	$19.696	$15.618	$14.346	$13.918	$11.864	$10.398	$—
Accumulation Unit Value at end of period	$25.807	$22.014	$19.509	$20.823	$19.696	$15.618	$14.346	$13.918	$11.864	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	—	—	—	—	—

71

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.486	$12.887	$14.161	$14.329	$10.703	$9.200	$9.729	$7.721	$6.084	$9.243
Accumulation Unit Value at end of period	$17.926	$16.486	$12.887	$14.161	$14.329	$10.703	$9.200	$9.729	$7.721	$6.084
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	6	11	19	25	30	40	26	48
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.183	$12.675	$13.956	$14.150	$10.591	$9.122	$9.665	$7.686	$6.068	$9.238
Accumulation Unit Value at end of period	$17.561	$16.183	$12.675	$13.956	$14.150	$10.591	$9.122	$9.665	$7.686	$6.068
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	3	2	1	1	—	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.033	$12.571	$13.855	$14.061	$10.535	$9.083	$9.633	$7.668	$6.060	$9.235
Accumulation Unit Value at end of period	$17.381	$16.033	$12.571	$13.855	$14.061	$10.535	$9.083	$9.633	$7.668	$6.060
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	12	14	14	6	14	17	15	9
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.739	$12.364	$13.654	$13.886	$10.424	$9.005	$9.570	$7.633	$6.045	$9.230
Accumulation Unit Value at end of period	$17.028	$15.739	$12.364	$13.654	$13.886	$10.424	$9.005	$9.570	$7.633	$6.045
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	1	2	8	11	19	33	24	16
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.739	$12.364	$13.654	$13.886	$10.424	$9.005	$9.570	$7.633	$6.045	$9.230
Accumulation Unit Value at end of period	$17.028	$15.739	$12.364	$13.654	$13.886	$10.424	$9.005	$9.570	$7.633	$6.045
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	1	2	8	11	19	33	24	16
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.377	$12.111	$13.408	$13.669	$10.287	$8.909	$9.492	$7.590	$6.025	$—
Accumulation Unit Value at end of period	$16.595	$15.377	$12.111	$13.408	$13.669	$10.287	$8.909	$9.492	$7.590	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	7	3	10	19	20	15	13	16	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.306	$12.061	$13.359	$13.626	$10.260	$8.890	$9.476	$7.581	$6.022	$9.222
Accumulation Unit Value at end of period	$16.510	$15.306	$12.061	$13.359	$13.626	$10.260	$8.890	$9.476	$7.581	$6.022
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	—	1	—	—	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.480	$20.917	$23.227	$23.752	$17.929	$15.574	$16.642	$13.347	$10.628	$—
Accumulation Unit Value at end of period	$28.492	$26.480	$20.917	$23.227	$23.752	$17.929	$15.574	$16.642	$13.347	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

72

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.704	$20.226	$21.145	$20.022	$14.748	$13.539	$14.478	$11.544	$8.183	$14.481
Accumulation Unit Value at end of period	$24.698	$20.704	$20.226	$21.145	$20.022	$14.748	$13.539	$14.478	$11.544	$8.183
Number of Accumulation Units outstanding at end of period (in thousands)	51	59	69	85	117	173	222	278	385	428
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.115	$19.690	$20.626	$19.570	$14.444	$13.287	$14.236	$11.374	$8.078	$14.325
Accumulation Unit Value at end of period	$23.948	$20.115	$19.690	$20.626	$19.570	$14.444	$13.287	$14.236	$11.374	$8.078
Number of Accumulation Units outstanding at end of period (in thousands)	10	8	10	12	16	18	25	30	40	46
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$11.460	$11.229	$11.774	$11.183	$8.262	$7.607	$8.159	$6.526	$4.639	$8.235
Accumulation Unit Value at end of period	$13.630	$11.460	$11.229	$11.774	$11.183	$8.262	$7.607	$8.159	$6.526	$4.639
Number of Accumulation Units outstanding at end of period (in thousands)	72	96	135	153	233	288	359	466	597	716
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$11.134	$10.932	$11.486	$10.930	$8.091	$7.465	$8.023	$6.429	$4.580	$8.146
Accumulation Unit Value at end of period	$13.216	$11.134	$10.932	$11.486	$10.930	$8.091	$7.465	$8.023	$6.429	$4.580
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	14	9	32	16	35	37	53	46
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.134	$10.932	$11.486	$10.930	$8.091	$7.465	$8.023	$6.429	$4.580	$8.146
Accumulation Unit Value at end of period	$13.216	$11.134	$10.932	$11.486	$10.930	$8.091	$7.465	$8.023	$6.429	$4.580
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	14	9	32	16	35	37	53	46
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.707	$10.538	$11.100	$10.590	$7.859	$7.269	$7.832	$6.292	$4.493	$—
Accumulation Unit Value at end of period	$12.677	$10.707	$10.538	$11.100	$10.590	$7.859	$7.269	$7.832	$6.292	$—
Number of Accumulation Units outstanding at end of period (in thousands)	29	33	41	63	94	156	208	212	323	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.637	$10.475	$11.039	$10.537	$7.824	$7.240	$7.805	$6.273	$4.482	$7.996
Accumulation Unit Value at end of period	$12.589	$10.637	$10.475	$11.039	$10.537	$7.824	$7.240	$7.805	$6.273	$4.482
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	5	8	14	16	16	18	11
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.380	$23.082	$24.385	$23.334	$17.369	$16.114	$17.413	$14.031	$10.050	$—
Accumulation Unit Value at end of period	$27.600	$23.380	$23.082	$24.385	$23.334	$17.369	$16.114	$17.413	$14.031	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	2	2	—	—	—	—	—

73

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.700	$20.399	$21.539	$21.464	$21.100	$18.982	$18.795	$17.199	$13.878	$15.874
Accumulation Unit Value at end of period	$22.333	$21.700	$20.399	$21.539	$21.464	$21.100	$18.982	$18.795	$17.199	$13.878
Number of Accumulation Units outstanding at end of period (in thousands)	43	54	74	98	132	200	271	324	447	521
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.083	$19.859	$21.011	$20.980	$20.665	$18.627	$18.481	$16.945	$13.701	$15.703
Accumulation Unit Value at end of period	$21.655	$21.083	$19.859	$21.011	$20.980	$20.665	$18.627	$18.481	$16.945	$13.701
Number of Accumulation Units outstanding at end of period (in thousands)	7	10	17	23	24	29	33	43	48	55
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.892	$18.756	$19.864	$19.854	$19.576	$17.663	$17.542	$16.100	$13.031	$14.950
Accumulation Unit Value at end of period	$20.412	$19.892	$18.756	$19.864	$19.854	$19.576	$17.663	$17.542	$16.100	$13.031
Number of Accumulation Units outstanding at end of period (in thousands)	64	71	107	118	204	243	280	321	399	454
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.327	$18.260	$19.376	$19.406	$19.172	$17.334	$17.249	$15.863	$12.865	$14.789
Accumulation Unit Value at end of period	$19.792	$19.327	$18.260	$19.376	$19.406	$19.172	$17.334	$17.249	$15.863	$12.865
Number of Accumulation Units outstanding at end of period (in thousands)	14	22	23	32	44	55	70	99	137	124
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.327	$18.260	$19.376	$19.406	$19.172	$17.334	$17.249	$15.863	$12.865	$14.789
Accumulation Unit Value at end of period	$19.792	$19.327	$18.260	$19.376	$19.406	$19.172	$17.334	$17.249	$15.863	$12.865
Number of Accumulation Units outstanding at end of period (in thousands)	14	22	23	32	44	55	70	99	137	124
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.791	$17.798	$18.934	$19.010	$18.828	$17.065	$17.025	$15.696	$12.761	$—
Accumulation Unit Value at end of period	$19.196	$18.791	$17.798	$18.934	$19.010	$18.828	$17.065	$17.025	$15.696	$—
Number of Accumulation Units outstanding at end of period (in thousands)	32	36	43	66	87	120	136	138	189	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.670	$17.692	$18.830	$18.915	$18.744	$16.997	$16.965	$15.649	$12.729	$14.677
Accumulation Unit Value at end of period	$19.062	$18.670	$17.692	$18.830	$18.915	$18.744	$16.997	$16.965	$15.649	$12.729
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	5	5	6	8	9	10	2
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.079	$14.325	$15.285	$15.393	$15.291	$13.901	$13.910	$12.863	$10.489	$—
Accumulation Unit Value at end of period	$15.358	$15.079	$14.325	$15.285	$15.393	$15.291	$13.901	$13.910	$12.863	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	—	—

74

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.007	$1.015	$1.031	$1.048	$1.067	$1.086	$1.105	$1.124	$1.143	$1.139
Accumulation Unit Value at end of period	$0.999	$1.007	$1.015	$1.031	$1.048	$1.067	$1.086	$1.105	$1.124	$1.143
Number of Accumulation Units outstanding at end of period (in thousands)	422	793	1,028	1,746	2,258	3,534	3,913	4,533	7,923	12,288
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$0.978	$0.988	$1.006	$1.025	$1.045	$1.065	$1.086	$1.108	$1.129	$1.127
Accumulation Unit Value at end of period	$0.969	$0.978	$0.988	$1.006	$1.025	$1.045	$1.065	$1.086	$1.108	$1.129
Number of Accumulation Units outstanding at end of period (in thousands)	161	204	214	225	234	1,300	1,808	941	900	1,544
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$0.912	$0.922	$0.940	$0.959	$0.979	$0.999	$1.019	$1.041	$1.061	$1.061
Accumulation Unit Value at end of period	$0.903	$0.912	$0.922	$0.940	$0.959	$0.979	$0.999	$1.019	$1.041	$1.061
Number of Accumulation Units outstanding at end of period (in thousands)	1,769	2,066	2,257	2,691	3,451	4,063	5,012	4,783	7,035	10,755
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$0.886	$0.898	$0.917	$0.937	$0.958	$0.980	$1.002	$1.025	$1.048	$1.049
Accumulation Unit Value at end of period	$0.875	$0.886	$0.898	$0.917	$0.937	$0.958	$0.980	$1.002	$1.025	$1.048
Number of Accumulation Units outstanding at end of period (in thousands)	18	29	14	18	37	116	196	512	862	1,415
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$0.886	$0.898	$0.917	$0.937	$0.958	$0.980	$1.002	$1.025	$1.048	$1.049
Accumulation Unit Value at end of period	$0.875	$0.886	$0.898	$0.917	$0.937	$0.958	$0.980	$1.002	$1.025	$1.048
Number of Accumulation Units outstanding at end of period (in thousands)	18	29	14	18	37	116	196	512	862	1,415
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$0.856	$0.869	$0.890	$0.912	$0.935	$0.959	$0.983	$1.008	$1.033	$—
Accumulation Unit Value at end of period	$0.843	$0.856	$0.869	$0.890	$0.912	$0.935	$0.959	$0.983	$1.008	$—
Number of Accumulation Units outstanding at end of period (in thousands)	779	847	1,106	1,252	1,918	2,080	2,647	2,735	4,816	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$0.851	$0.864	$0.885	$0.907	$0.931	$0.955	$0.980	$1.005	$1.030	$1.035
Accumulation Unit Value at end of period	$0.838	$0.851	$0.864	$0.885	$0.907	$0.931	$0.955	$0.980	$1.005	$1.030
Number of Accumulation Units outstanding at end of period (in thousands)	85	117	117	121	121	287	332	250	19	24
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.076	$8.226	$8.449	$8.680	$8.927	$9.180	$9.441	$9.709	$9.978	$—
Accumulation Unit Value at end of period	$7.933	$8.076	$8.226	$8.449	$8.680	$8.927	$9.180	$9.441	$9.709	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

75

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.634	$15.558	$15.077	$14.149	$10.275	$9.194	$10.722	$—	$—	$—
Accumulation Unit Value at end of period	$19.564	$15.634	$15.558	$15.077	$14.149	$10.275	$9.194	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	38	48	57	61	69	110	51	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.454	$15.409	$14.963	$14.071	$10.238	$9.179	$10.719	$—	$—	$—
Accumulation Unit Value at end of period	$19.300	$15.454	$15.409	$14.963	$14.071	$10.238	$9.179	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	6	6	5	5	10	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.365	$15.336	$14.907	$14.031	$10.220	$9.172	$10.718	$—	$—	$—
Accumulation Unit Value at end of period	$19.169	$15.365	$15.336	$14.907	$14.031	$10.220	$9.172	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	32	50	56	67	80	106	57	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.188	$15.189	$14.794	$13.953	$10.183	$9.157	$10.715	$—	$—	$—
Accumulation Unit Value at end of period	$18.911	$15.188	$15.189	$14.794	$13.953	$10.183	$9.157	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	7	8	9	9	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.188	$15.189	$14.794	$13.953	$10.183	$9.157	$10.715	$—	$—	$—
Accumulation Unit Value at end of period	$18.911	$15.188	$15.189	$14.794	$13.953	$10.183	$9.157	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	7	8	9	9	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.970	$15.009	$14.655	$13.856	$10.138	$9.139	$10.711	$—	$—	$—
Accumulation Unit Value at end of period	$18.592	$14.970	$15.009	$14.655	$13.856	$10.138	$9.139	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	13	18	29	26	37	24	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.926	$14.973	$14.627	$13.837	$10.128	$9.136	$10.711	$—	$—	$—
Accumulation Unit Value at end of period	$18.529	$14.926	$14.973	$14.627	$13.837	$10.128	$9.136	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	4	2	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.712	$14.794	$14.489	$13.741	$10.083	$9.118	$10.707	$—	$—	$—
Accumulation Unit Value at end of period	$18.218	$14.712	$14.794	$14.489	$13.741	$10.083	$9.118	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

76

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.347	$16.010	$17.290	$16.270	$12.810	$11.447	$11.656	$10.828	$8.588	$12.511
Accumulation Unit Value at end of period	$19.292	$17.347	$16.010	$17.290	$16.270	$12.810	$11.447	$11.656	$10.828	$8.588
Number of Accumulation Units outstanding at end of period (in thousands)	27	31	37	45	58	93	117	139	195	264
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.941	$15.667	$16.953	$15.985	$12.611	$11.291	$11.521	$10.723	$8.523	$12.440
Accumulation Unit Value at end of period	$18.803	$16.941	$15.667	$16.953	$15.985	$12.611	$11.291	$11.521	$10.723	$8.523
Number of Accumulation Units outstanding at end of period (in thousands)	6	9	17	23	27	30	36	41	65	67
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.741	$15.498	$16.787	$15.844	$12.512	$11.215	$11.454	$10.672	$8.490	$12.405
Accumulation Unit Value at end of period	$18.563	$16.741	$15.498	$16.787	$15.844	$12.512	$11.215	$11.454	$10.672	$8.490
Number of Accumulation Units outstanding at end of period (in thousands)	15	23	27	28	33	58	85	102	122	151
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.350	$15.165	$16.460	$15.567	$12.318	$11.062	$11.321	$10.569	$8.425	$12.335
Accumulation Unit Value at end of period	$18.092	$16.350	$15.165	$16.460	$15.567	$12.318	$11.062	$11.321	$10.569	$8.425
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	5	5	5	9	10	5
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.350	$15.165	$16.460	$15.567	$12.318	$11.062	$11.321	$10.569	$8.425	$12.335
Accumulation Unit Value at end of period	$18.092	$16.350	$15.165	$16.460	$15.567	$12.318	$11.062	$11.321	$10.569	$8.425
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	5	5	5	9	10	5
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.873	$14.760	$16.061	$15.227	$12.079	$10.875	$11.157	$10.442	$8.345	$—
Accumulation Unit Value at end of period	$17.521	$15.873	$14.760	$16.061	$15.227	$12.079	$10.875	$11.157	$10.442	$—
Number of Accumulation Units outstanding at end of period (in thousands)	29	32	36	41	47	65	81	110	143	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.779	$14.680	$15.982	$15.159	$12.031	$10.838	$11.125	$10.417	$8.329	$12.230
Accumulation Unit Value at end of period	$17.409	$15.779	$14.680	$15.982	$15.159	$12.031	$10.838	$11.125	$10.417	$8.329
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.891	$17.619	$19.229	$18.285	$14.549	$13.138	$13.519	$12.691	$10.172	$—
Accumulation Unit Value at end of period	$20.789	$18.891	$17.619	$19.229	$18.285	$14.549	$13.138	$13.519	$12.691	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

77

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.404	$9.561	$9.729	$9.899	$9.979	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.293	$9.404	$9.561	$9.729	$9.899	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	6	10	12	12	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.337	$9.512	$9.698	$9.888	$9.976	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.208	$9.337	$9.512	$9.698	$9.888	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	92	107	1	22	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.304	$9.487	$9.683	$9.882	$9.975	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.166	$9.304	$9.487	$9.683	$9.882	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	79	109	116	9	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.237	$9.438	$9.652	$9.870	$9.972	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.082	$9.237	$9.438	$9.652	$9.870	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	17	17	1	1	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.237	$9.438	$9.652	$9.870	$9.972	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.082	$9.237	$9.438	$9.652	$9.870	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	17	17	1	1	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.155	$9.377	$9.614	$9.856	$9.969	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$8.979	$9.155	$9.377	$9.614	$9.856	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	37	42	44	53	30	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.138	$9.365	$9.606	$9.853	$9.969	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$8.958	$9.138	$9.365	$9.606	$9.853	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.056	$9.305	$9.568	$9.838	$9.965	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$8.856	$9.056	$9.305	$9.568	$9.838	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

78

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.317	$1.324	$1.343	$1.312	$1.372	$1.362	$1.285	$1.240	$1.262	$1.144
Accumulation Unit Value at end of period	$1.320	$1.317	$1.324	$1.343	$1.312	$1.372	$1.362	$1.285	$1.240	$1.262
Number of Accumulation Units outstanding at end of period (in thousands)	778	969	1,149	1,503	1,691	2,798	3,368	4,263	6,430	9,493
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.280	$1.289	$1.310	$1.283	$1.343	$1.337	$1.263	$1.222	$1.246	$1.131
Accumulation Unit Value at end of period	$1.280	$1.280	$1.289	$1.310	$1.283	$1.343	$1.337	$1.263	$1.222	$1.246
Number of Accumulation Units outstanding at end of period (in thousands)	230	234	412	544	740	810	916	1,108	1,165	2,675
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.258	$1.269	$1.291	$1.265	$1.326	$1.321	$1.249	$1.210	$1.235	$1.122
Accumulation Unit Value at end of period	$1.257	$1.258	$1.269	$1.291	$1.265	$1.326	$1.321	$1.249	$1.210	$1.235
Number of Accumulation Units outstanding at end of period (in thousands)	560	739	854	1,103	1,257	1,911	2,370	4,210	4,105	5,146
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.223	$1.235	$1.259	$1.236	$1.299	$1.296	$1.228	$1.192	$1.219	$1.110
Accumulation Unit Value at end of period	$1.219	$1.223	$1.235	$1.259	$1.236	$1.299	$1.296	$1.228	$1.192	$1.219
Number of Accumulation Units outstanding at end of period (in thousands)	46	156	152	172	210	420	364	405	733	1,113
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.223	$1.235	$1.259	$1.236	$1.299	$1.296	$1.228	$1.192	$1.219	$1.110
Accumulation Unit Value at end of period	$1.219	$1.223	$1.235	$1.259	$1.236	$1.299	$1.296	$1.228	$1.192	$1.219
Number of Accumulation Units outstanding at end of period (in thousands)	46	156	152	172	210	420	364	405	733	1,113
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.181	$1.196	$1.222	$1.203	$1.267	$1.268	$1.205	$1.172	$1.202	$—
Accumulation Unit Value at end of period	$1.174	$1.181	$1.196	$1.222	$1.203	$1.267	$1.268	$1.205	$1.172	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,350	1,474	1,781	2,180	2,458	3,493	3,764	7,465	4,351	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.173	$1.189	$1.215	$1.197	$1.261	$1.263	$1.200	$1.168	$1.199	$1.095
Accumulation Unit Value at end of period	$1.166	$1.173	$1.189	$1.215	$1.197	$1.261	$1.263	$1.200	$1.168	$1.199
Number of Accumulation Units outstanding at end of period (in thousands)	22	22	22	22	22	442	253	169	172	369
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.909	$10.067	$10.317	$10.189	$10.760	$10.799	$10.291	$10.041	$10.327	$—
Accumulation Unit Value at end of period	$9.824	$9.909	$10.067	$10.317	$10.189	$10.760	$10.799	$10.291	$10.041	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	21	21	21	19	—	—	—	—	—

79

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.254	$2.305	$2.402	$2.436	$2.083	$1.835	$2.002	$1.805	$1.358	$2.319
Accumulation Unit Value at end of period	$2.725	$2.254	$2.305	$2.402	$2.436	$2.083	$1.835	$2.002	$1.805	$1.358
Number of Accumulation Units outstanding at end of period (in thousands)	105	157	175	180	205	277	379	490	667	699
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.190	$2.244	$2.343	$2.381	$2.040	$1.800	$1.969	$1.779	$1.341	$2.294
Accumulation Unit Value at end of period	$2.642	$2.190	$2.244	$2.343	$2.381	$2.040	$1.800	$1.969	$1.779	$1.341
Number of Accumulation Units outstanding at end of period (in thousands)	2	4	4	5	14	15	18	35	54	75
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.153	$2.208	$2.308	$2.348	$2.014	$1.779	$1.947	$1.761	$1.329	$2.275
Accumulation Unit Value at end of period	$2.595	$2.153	$2.208	$2.308	$2.348	$2.014	$1.779	$1.947	$1.761	$1.329
Number of Accumulation Units outstanding at end of period (in thousands)	73	55	81	92	120	163	250	292	370	641
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.092	$2.150	$2.251	$2.295	$1.972	$1.746	$1.915	$1.735	$1.312	$2.251
Accumulation Unit Value at end of period	$2.516	$2.092	$2.150	$2.251	$2.295	$1.972	$1.746	$1.915	$1.735	$1.312
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	5	6	22	27	34	49	55	92
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.092	$2.150	$2.251	$2.295	$1.972	$1.746	$1.915	$1.735	$1.312	$2.251
Accumulation Unit Value at end of period	$2.516	$2.092	$2.150	$2.251	$2.295	$1.972	$1.746	$1.915	$1.735	$1.312
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	5	6	22	27	34	49	55	92
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.021	$2.082	$2.186	$2.233	$1.924	$1.708	$1.877	$1.706	$1.293	$—
Accumulation Unit Value at end of period	$2.425	$2.021	$2.082	$2.186	$2.233	$1.924	$1.708	$1.877	$1.706	$—
Number of Accumulation Units outstanding at end of period (in thousands)	97	106	123	193	188	322	387	412	503	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.008	$2.069	$2.174	$2.222	$1.916	$1.701	$1.871	$1.700	$1.290	$2.219
Accumulation Unit Value at end of period	$2.408	$2.008	$2.069	$2.174	$2.222	$1.916	$1.701	$1.871	$1.700	$1.290
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	6	6	43	43	40	41	18
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.241	$16.778	$17.669	$18.111	$15.649	$13.930	$15.361	$13.997	$10.643	$—
Accumulation Unit Value at end of period	$19.426	$16.241	$16.778	$17.669	$18.111	$15.649	$13.930	$15.361	$13.997	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	5	5	—	—	—	—	—

80

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.417	$2.169	$2.300	$2.241	$1.770	$1.624	$1.765	$1.574	$1.230	$1.751
Accumulation Unit Value at end of period	$2.730	$2.417	$2.169	$2.300	$2.241	$1.770	$1.624	$1.765	$1.574	$1.230
Number of Accumulation Units outstanding at end of period (in thousands)	527	624	699	770	911	1,206	1,682	2,349	3,283	4,006
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.349	$2.111	$2.243	$2.190	$1.734	$1.593	$1.735	$1.551	$1.214	$1.732
Accumulation Unit Value at end of period	$2.647	$2.349	$2.111	$2.243	$2.190	$1.734	$1.593	$1.735	$1.551	$1.214
Number of Accumulation Units outstanding at end of period (in thousands)	81	102	277	281	333	335	448	511	464	472
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.309	$2.078	$2.210	$2.160	$1.711	$1.574	$1.716	$1.535	$1.204	$1.719
Accumulation Unit Value at end of period	$2.600	$2.309	$2.078	$2.210	$2.160	$1.711	$1.574	$1.716	$1.535	$1.204
Number of Accumulation Units outstanding at end of period (in thousands)	217	386	368	453	574	780	1,035	1,386	1,823	2,187
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.244	$2.023	$2.156	$2.111	$1.676	$1.545	$1.688	$1.513	$1.188	$1.700
Accumulation Unit Value at end of period	$2.521	$2.244	$2.023	$2.156	$2.111	$1.676	$1.545	$1.688	$1.513	$1.188
Number of Accumulation Units outstanding at end of period (in thousands)	44	56	25	27	72	109	180	302	358	307
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.244	$2.023	$2.156	$2.111	$1.676	$1.545	$1.688	$1.513	$1.188	$1.700
Accumulation Unit Value at end of period	$2.521	$2.244	$2.023	$2.156	$2.111	$1.676	$1.545	$1.688	$1.513	$1.188
Number of Accumulation Units outstanding at end of period (in thousands)	44	56	25	27	72	109	180	302	358	307
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.167	$1.959	$2.093	$2.055	$1.635	$1.511	$1.655	$1.487	$1.171	$—
Accumulation Unit Value at end of period	$2.429	$2.167	$1.959	$2.093	$2.055	$1.635	$1.511	$1.655	$1.487	$—
Number of Accumulation Units outstanding at end of period (in thousands)	144	184	191	239	187	286	353	433	617	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.153	$1.947	$2.081	$2.044	$1.628	$1.505	$1.649	$1.483	$1.168	$1.676
Accumulation Unit Value at end of period	$2.412	$2.153	$1.947	$2.081	$2.044	$1.628	$1.505	$1.649	$1.483	$1.168
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	8	8	3	3	2	13	6	6
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.511	$16.782	$17.984	$17.709	$14.138	$13.103	$14.394	$12.972	$10.244	$—
Accumulation Unit Value at end of period	$20.686	$18.511	$16.782	$17.984	$17.709	$14.138	$13.103	$14.394	$12.972	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

81

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.863	$14.002	$14.079	$13.262	$9.850	$10.013	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.686	$13.863	$14.002	$14.079	$13.262	$9.850	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.729	$13.895	$14.000	$13.213	$9.833	$10.010	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.493	$13.729	$13.895	$14.000	$13.213	$9.833	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.663	$13.842	$13.960	$13.189	$9.825	$10.008	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.397	$13.663	$13.842	$13.960	$13.189	$9.825	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	3	3	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.532	$13.736	$13.881	$13.141	$9.809	$10.005	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.207	$13.532	$13.736	$13.881	$13.141	$9.809	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	3	3	3	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.532	$13.736	$13.881	$13.141	$9.809	$10.005	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.207	$13.532	$13.736	$13.881	$13.141	$9.809	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	3	3	3	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.369	$13.605	$13.783	$13.081	$9.788	$10.001	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.972	$13.369	$13.605	$13.783	$13.081	$9.788	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	2	6	1	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.337	$13.579	$13.764	$13.069	$9.784	$10.000	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.926	$13.337	$13.579	$13.764	$13.069	$9.784	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.177	$13.449	$13.666	$13.009	$9.764	$9.996	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.695	$13.177	$13.449	$13.666	$13.009	$9.764	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

82

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.636	$20.556	$22.140	$22.012	$16.295	$14.559	$14.925	$11.816	$9.914	$14.688
Accumulation Unit Value at end of period	$25.370	$22.636	$20.556	$22.140	$22.012	$16.295	$14.559	$14.925	$11.816	$9.914
Number of Accumulation Units outstanding at end of period (in thousands)	13	14	16	19	22	31	43	41	46	52
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.046	$20.060	$21.650	$21.567	$15.997	$14.322	$14.711	$11.670	$9.811	$14.565
Accumulation Unit Value at end of period	$24.659	$22.046	$20.060	$21.650	$21.567	$15.997	$14.322	$14.711	$11.670	$9.811
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	5	6	8	8	9	11	8	9
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.757	$19.816	$21.409	$21.348	$15.851	$14.205	$14.606	$11.598	$9.760	$14.504
Accumulation Unit Value at end of period	$24.312	$21.757	$19.816	$21.409	$21.348	$15.851	$14.205	$14.606	$11.598	$9.760
Number of Accumulation Units outstanding at end of period (in thousands)	8	11	12	10	13	22	29	30	47	75
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.190	$19.339	$20.934	$20.916	$15.562	$13.974	$14.397	$11.455	$9.659	$14.382
Accumulation Unit Value at end of period	$23.631	$21.190	$19.339	$20.934	$20.916	$15.562	$13.974	$14.397	$11.455	$9.659
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	3	11	8	23	23	27	26
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.190	$19.339	$20.934	$20.916	$15.562	$13.974	$14.397	$11.455	$9.659	$14.382
Accumulation Unit Value at end of period	$23.631	$21.190	$19.339	$20.934	$20.916	$15.562	$13.974	$14.397	$11.455	$9.659
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	3	11	8	23	23	27	26
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.506	$18.761	$20.360	$20.394	$15.211	$13.693	$14.142	$11.281	$9.536	$—
Accumulation Unit Value at end of period	$22.811	$20.506	$18.761	$20.360	$20.394	$15.211	$13.693	$14.142	$11.281	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	6	9	14	21	41	60	68	71	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.373	$18.649	$20.248	$20.292	$15.142	$13.638	$14.093	$11.247	$9.512	$14.206
Accumulation Unit Value at end of period	$22.652	$20.373	$18.649	$20.248	$20.292	$15.142	$13.638	$14.093	$11.247	$9.512
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	5	7	7	6	2
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.942	$20.136	$21.917	$22.020	$16.473	$14.874	$15.408	$12.327	$10.452	$—
Accumulation Unit Value at end of period	$24.336	$21.942	$20.136	$21.917	$22.020	$16.473	$14.874	$15.408	$12.327	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	5	4	—	—	—	—	—

83

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Value Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.671	$1.437	$1.632	$1.558	$1.185	$1.025	$1.076	$1.020	$0.701	$1.479
Accumulation Unit Value at end of period	$1.928	$1.671	$1.437	$1.632	$1.558	$1.185	$1.025	$1.076	$1.020	$0.701
Number of Accumulation Units outstanding at end of period (in thousands)	599	735	832	918	1,077	1,418	1,855	2,490	3,240	4,011
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.623	$1.399	$1.592	$1.523	$1.161	$1.006	$1.058	$1.005	$0.692	$1.463
Accumulation Unit Value at end of period	$1.870	$1.623	$1.399	$1.592	$1.523	$1.161	$1.006	$1.058	$1.005	$0.692
Number of Accumulation Units outstanding at end of period (in thousands)	35	69	75	78	96	104	110	234	190	177
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.596	$1.377	$1.568	$1.501	$1.146	$0.994	$1.046	$0.995	$0.686	$1.452
Accumulation Unit Value at end of period	$1.836	$1.596	$1.377	$1.568	$1.501	$1.146	$0.994	$1.046	$0.995	$0.686
Number of Accumulation Units outstanding at end of period (in thousands)	361	433	510	626	808	1,072	1,468	2,080	2,617	2,964
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.551	$1.340	$1.530	$1.468	$1.122	$0.975	$1.029	$0.980	$0.677	$1.436
Accumulation Unit Value at end of period	$1.781	$1.551	$1.340	$1.530	$1.468	$1.122	$0.975	$1.029	$0.980	$0.677
Number of Accumulation Units outstanding at end of period (in thousands)	5	18	20	21	115	99	72	74	152	93
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.551	$1.340	$1.530	$1.468	$1.122	$0.975	$1.029	$0.980	$0.677	$1.436
Accumulation Unit Value at end of period	$1.781	$1.551	$1.340	$1.530	$1.468	$1.122	$0.975	$1.029	$0.980	$0.677
Number of Accumulation Units outstanding at end of period (in thousands)	5	18	20	21	115	99	72	74	152	93
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.498	$1.298	$1.485	$1.428	$1.095	$0.954	$1.009	$0.963	$0.667	$—
Accumulation Unit Value at end of period	$1.716	$1.498	$1.298	$1.485	$1.428	$1.095	$0.954	$1.009	$0.963	$—
Number of Accumulation Units outstanding at end of period (in thousands)	83	79	111	133	161	226	282	349	398	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.488	$1.290	$1.477	$1.421	$1.090	$0.950	$1.005	$0.960	$0.666	$1.416
Accumulation Unit Value at end of period	$1.704	$1.488	$1.290	$1.477	$1.421	$1.090	$0.950	$1.005	$0.960	$0.666
Number of Accumulation Units outstanding at end of period (in thousands)	8	5	5	5	7	7	6	20	20	20
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.554	$19.601	$22.499	$21.701	$16.685	$14.577	$15.463	$14.813	$10.293	$—
Accumulation Unit Value at end of period	$25.756	$22.554	$19.601	$22.499	$21.701	$16.685	$14.577	$15.463	$14.813	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

84

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Global Equity Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.905	$21.714	$22.415	$21.960	$17.484	$14.426	$15.344	$13.897	$10.715	$16.466
Accumulation Unit Value at end of period	$27.926	$22.905	$21.714	$22.415	$21.960	$17.484	$14.426	$15.344	$13.897	$10.715
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	7	9	16	12	13	15	24	26
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.254	$21.139	$21.865	$21.464	$17.123	$14.156	$15.088	$13.693	$10.579	$16.288
Accumulation Unit Value at end of period	$27.078	$22.254	$21.139	$21.865	$21.464	$17.123	$14.156	$15.088	$13.693	$10.579
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	2	2	1	—	—	5	4
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.795	$18.822	$19.487	$19.149	$15.292	$12.655	$13.501	$12.265	$9.485	$14.619
Accumulation Unit Value at end of period	$24.061	$19.795	$18.822	$19.487	$19.149	$15.292	$12.655	$13.501	$12.265	$9.485
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	5	6	6	10	13	17	22
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.232	$18.324	$19.009	$18.717	$14.977	$12.419	$13.276	$12.084	$9.364	$14.462
Accumulation Unit Value at end of period	$23.331	$19.232	$18.324	$19.009	$18.717	$14.977	$12.419	$13.276	$12.084	$9.364
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	7	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.232	$18.324	$19.009	$18.717	$14.977	$12.419	$13.276	$12.084	$9.364	$14.462
Accumulation Unit Value at end of period	$23.331	$19.232	$18.324	$19.009	$18.717	$14.977	$12.419	$13.276	$12.084	$9.364
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	7	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.577	$17.744	$18.454	$18.216	$14.612	$12.147	$13.018	$11.879	$9.228	$—
Accumulation Unit Value at end of period	$22.480	$18.577	$17.744	$18.454	$18.216	$14.612	$12.147	$13.018	$11.879	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	3	4	5	9	6	7	8	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.457	$17.638	$18.353	$18.125	$14.547	$12.098	$12.972	$11.843	$9.205	$14.259
Accumulation Unit Value at end of period	$22.323	$18.457	$17.638	$18.353	$18.125	$14.547	$12.098	$12.972	$11.843	$9.205
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.801	$19.928	$20.788	$20.581	$16.559	$13.807	$14.841	$13.583	$10.584	$—
Accumulation Unit Value at end of period	$25.096	$20.801	$19.928	$20.788	$20.581	$16.559	$13.807	$14.841	$13.583	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

85

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.294	$16.186	$15.315	$14.305	$10.638	$9.222	$9.415	$8.307	$6.141	$9.985
Accumulation Unit Value at end of period	$21.040	$16.294	$16.186	$15.315	$14.305	$10.638	$9.222	$9.415	$8.307	$6.141
Number of Accumulation Units outstanding at end of period (in thousands)	25	36	39	36	51	50	67	77	117	125
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.831	$15.758	$14.939	$13.982	$10.418	$9.050	$9.258	$8.185	$6.062	$9.878
Accumulation Unit Value at end of period	$20.401	$15.831	$15.758	$14.939	$13.982	$10.418	$9.050	$9.258	$8.185	$6.062
Number of Accumulation Units outstanding at end of period (in thousands)	8	7	6	6	8	4	4	7	6	7
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.357	$10.320	$9.793	$9.175	$6.843	$5.950	$6.094	$5.393	$3.998	$6.521
Accumulation Unit Value at end of period	$13.334	$10.357	$10.320	$9.793	$9.175	$6.843	$5.950	$6.094	$5.393	$3.998
Number of Accumulation Units outstanding at end of period (in thousands)	16	18	27	30	34	31	39	47	63	75
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.063	$10.046	$9.553	$8.968	$6.702	$5.839	$5.992	$5.313	$3.947	$6.451
Accumulation Unit Value at end of period	$12.929	$10.063	$10.046	$9.553	$8.968	$6.702	$5.839	$5.992	$5.313	$3.947
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	12	—	3	3	9	19	22	16
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.063	$10.046	$9.553	$8.968	$6.702	$5.839	$5.992	$5.313	$3.947	$6.451
Accumulation Unit Value at end of period	$12.929	$10.063	$10.046	$9.553	$8.968	$6.702	$5.839	$5.992	$5.313	$3.947
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	12	—	3	3	9	19	22	16
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.809	$9.817	$9.358	$8.808	$6.599	$5.764	$5.929	$5.270	$3.925	$—
Accumulation Unit Value at end of period	$12.571	$9.809	$9.817	$9.358	$8.808	$6.599	$5.764	$5.929	$5.270	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	9	10	11	26	37	38	48	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.745	$9.759	$9.307	$8.764	$6.569	$5.741	$5.908	$5.255	$3.915	$6.418
Accumulation Unit Value at end of period	$12.484	$9.745	$9.759	$9.307	$8.764	$6.569	$5.741	$5.908	$5.255	$3.915
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	3	4	4	1	5	5	5
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.632	$24.727	$23.642	$22.317	$16.771	$14.692	$15.159	$13.516	$10.096	$—
Accumulation Unit Value at end of period	$31.475	$24.632	$24.727	$23.642	$22.317	$16.771	$14.692	$15.159	$13.516	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	1	1	—	—	—	—	—

86

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS High Yield Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.144	$9.963	$10.585	$10.478	$10.140	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.683	$11.144	$9.963	$10.585	$10.478	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	83	97	100	136	171	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$11.066	$9.913	$10.554	$10.468	$10.138	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.578	$11.066	$9.913	$10.554	$10.468	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	15	21	22	24	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$11.027	$9.888	$10.538	$10.462	$10.136	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.526	$11.027	$9.888	$10.538	$10.462	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	36	43	59	77	106	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.950	$9.839	$10.506	$10.451	$10.134	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.422	$10.950	$9.839	$10.506	$10.451	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	6	6	6	7	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.950	$9.839	$10.506	$10.451	$10.134	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.422	$10.950	$9.839	$10.506	$10.451	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	6	6	6	7	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.854	$9.777	$10.466	$10.438	$10.130	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.294	$10.854	$9.777	$10.466	$10.438	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	30	34	40	56	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.835	$9.765	$10.458	$10.435	$10.129	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.269	$10.835	$9.765	$10.458	$10.435	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.740	$9.704	$10.419	$10.422	$10.126	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.142	$10.740	$9.704	$10.419	$10.422	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	—	—	—	—	—

87

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.687	$14.702	$14.929	$13.686	$10.547	$9.006	$9.369	$8.582	$6.882	$10.466
Accumulation Unit Value at end of period	$19.014	$15.687	$14.702	$14.929	$13.686	$10.547	$9.006	$9.369	$8.582	$6.882
Number of Accumulation Units outstanding at end of period (in thousands)	27	31	37	53	71	124	155	195	235	332
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.241	$14.313	$14.563	$13.377	$10.330	$8.838	$9.213	$8.456	$6.795	$10.354
Accumulation Unit Value at end of period	$18.437	$15.241	$14.313	$14.563	$13.377	$10.330	$8.838	$9.213	$8.456	$6.795
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	9	15	18	22	30	37	50	55
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.805	$13.917	$14.174	$13.033	$10.074	$8.628	$9.003	$8.271	$6.653	$10.148
Accumulation Unit Value at end of period	$17.891	$14.805	$13.917	$14.174	$13.033	$10.074	$8.628	$9.003	$8.271	$6.653
Number of Accumulation Units outstanding at end of period (in thousands)	31	41	46	53	72	116	155	203	246	374
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.384	$13.548	$13.827	$12.739	$9.866	$8.467	$8.853	$8.149	$6.568	$10.039
Accumulation Unit Value at end of period	$17.348	$14.384	$13.548	$13.827	$12.739	$9.866	$8.467	$8.853	$8.149	$6.568
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	5	5	19	16	16	18	18
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.384	$13.548	$13.827	$12.739	$9.866	$8.467	$8.853	$8.149	$6.568	$10.039
Accumulation Unit Value at end of period	$17.348	$14.384	$13.548	$13.827	$12.739	$9.866	$8.467	$8.853	$8.149	$6.568
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	5	5	19	16	16	18	18
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.194	$13.403	$13.712	$12.665	$9.834	$8.460	$8.868	$8.184	$6.612	$—
Accumulation Unit Value at end of period	$17.076	$14.194	$13.403	$13.712	$12.665	$9.834	$8.460	$8.868	$8.184	$—
Number of Accumulation Units outstanding at end of period (in thousands)	32	36	40	62	75	127	152	192	250	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.102	$13.322	$13.637	$12.602	$9.790	$8.426	$8.837	$8.159	$6.596	$10.111
Accumulation Unit Value at end of period	$16.957	$14.102	$13.322	$13.637	$12.602	$9.790	$8.426	$8.837	$8.159	$6.596
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	2	13	14	14	14	5
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.413	$20.280	$20.810	$19.279	$15.014	$12.955	$13.620	$12.608	$10.217	$—
Accumulation Unit Value at end of period	$25.683	$21.413	$20.280	$20.810	$19.279	$15.014	$12.955	$13.620	$12.608	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	8	8	8	—	—	—	—	—

88

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Massachusetts Investors Growth Stock Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.551	$10.122	$10.388	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.315	$10.551	$10.122	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	17	23	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.511	$10.104	$10.385	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.238	$10.511	$10.104	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	11	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.491	$10.095	$10.383	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.199	$10.491	$10.095	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	31	36	40	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.450	$10.076	$10.380	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.123	$10.450	$10.076	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.450	$10.076	$10.380	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.123	$10.450	$10.076	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.400	$10.053	$10.376	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.027	$10.400	$10.053	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	3	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.391	$10.048	$10.375	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.008	$10.391	$10.048	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	1	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.341	$10.025	$10.371	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.914	$10.341	$10.025	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

89

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Mid Cap Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$8.823	$8.559	$8.326	$7.783	$5.751	$5.023	$5.438	$4.269	$3.064	$6.437
Accumulation Unit Value at end of period	$11.011	$8.823	$8.559	$8.326	$7.783	$5.751	$5.023	$5.438	$4.269	$3.064
Number of Accumulation Units outstanding at end of period (in thousands)	47	55	72	96	110	137	188	272	384	445
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$8.572	$8.332	$8.122	$7.607	$5.632	$4.929	$5.348	$4.206	$3.025	$6.368
Accumulation Unit Value at end of period	$10.676	$8.572	$8.332	$8.122	$7.607	$5.632	$4.929	$5.348	$4.206	$3.025
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	6	11	9	12	14	23	31	30
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.086	$8.840	$8.625	$8.087	$5.994	$5.250	$5.702	$4.489	$3.232	$6.810
Accumulation Unit Value at end of period	$11.304	$9.086	$8.840	$8.625	$8.087	$5.994	$5.250	$5.702	$4.489	$3.232
Number of Accumulation Units outstanding at end of period (in thousands)	33	30	47	50	81	108	151	232	287	315
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$8.827	$8.606	$8.413	$7.904	$5.870	$5.152	$5.607	$4.423	$3.190	$6.737
Accumulation Unit Value at end of period	$10.961	$8.827	$8.606	$8.413	$7.904	$5.870	$5.152	$5.607	$4.423	$3.190
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	14	3	3	3	3	19	22	8
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$8.827	$8.606	$8.413	$7.904	$5.870	$5.152	$5.607	$4.423	$3.190	$6.737
Accumulation Unit Value at end of period	$10.961	$8.827	$8.606	$8.413	$7.904	$5.870	$5.152	$5.607	$4.423	$3.190
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	14	3	3	3	3	19	22	8
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.527	$8.333	$8.168	$7.693	$5.727	$5.040	$5.498	$4.347	$3.144	$—
Accumulation Unit Value at end of period	$10.562	$8.527	$8.333	$8.168	$7.693	$5.727	$5.040	$5.498	$4.347	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	20	33	46	44	67	85	92	81	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$8.472	$8.284	$8.123	$7.654	$5.701	$5.019	$5.478	$4.334	$3.136	$6.642
Accumulation Unit Value at end of period	$10.488	$8.472	$8.284	$8.123	$7.654	$5.701	$5.019	$5.478	$4.334	$3.136
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	1	1	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.984	$26.452	$26.003	$24.565	$18.343	$16.189	$17.714	$14.050	$10.191	$—
Accumulation Unit Value at end of period	$33.323	$26.984	$26.452	$26.003	$24.565	$18.343	$16.189	$17.714	$14.050	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

90

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.341	$22.714	$23.560	$25.852	$18.590	$15.606	$17.699	$13.210	$8.238	$13.819
Accumulation Unit Value at end of period	$30.294	$24.341	$22.714	$23.560	$25.852	$18.590	$15.606	$17.699	$13.210	$8.238
Number of Accumulation Units outstanding at end of period (in thousands)	17	21	24	29	35	48	70	78	92	124
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$23.649	$22.113	$22.982	$25.268	$18.206	$15.314	$17.403	$13.016	$8.133	$13.670
Accumulation Unit Value at end of period	$29.374	$23.649	$22.113	$22.982	$25.268	$18.206	$15.314	$17.403	$13.016	$8.133
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	5	7	9	13	23	26	35	39
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.364	$14.380	$14.960	$16.465	$11.875	$9.999	$11.374	$8.515	$5.326	$8.961
Accumulation Unit Value at end of period	$19.064	$15.364	$14.380	$14.960	$16.465	$11.875	$9.999	$11.374	$8.515	$5.326
Number of Accumulation Units outstanding at end of period (in thousands)	18	20	18	21	29	42	69	81	115	134
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.927	$13.999	$14.593	$16.093	$11.630	$9.812	$11.184	$8.390	$5.258	$8.865
Accumulation Unit Value at end of period	$18.485	$14.927	$13.999	$14.593	$16.093	$11.630	$9.812	$11.184	$8.390	$5.258
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	20	22	26	27	29	14
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.927	$13.999	$14.593	$16.093	$11.630	$9.812	$11.184	$8.390	$5.258	$8.865
Accumulation Unit Value at end of period	$18.485	$14.927	$13.999	$14.593	$16.093	$11.630	$9.812	$11.184	$8.390	$5.258
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	20	22	26	27	29	14
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.419	$13.557	$14.167	$15.663	$11.347	$9.598	$10.967	$8.247	$5.182	$—
Accumulation Unit Value at end of period	$17.811	$14.419	$13.557	$14.167	$15.663	$11.347	$9.598	$10.967	$8.247	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	30	33	42	70	89	111	118	155	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.325	$13.475	$14.089	$15.584	$11.296	$9.559	$10.928	$8.222	$5.169	$8.740
Accumulation Unit Value at end of period	$17.687	$14.325	$13.475	$14.089	$15.584	$11.296	$9.559	$10.928	$8.222	$5.169
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	6	7	1	4	4	2	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.889	$28.186	$29.544	$32.761	$23.806	$20.196	$23.146	$17.459	$11.003	$—
Accumulation Unit Value at end of period	$36.811	$29.889	$28.186	$29.544	$32.761	$23.806	$20.196	$23.146	$17.459	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—

91

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Research International Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.299	$9.530	$10.508	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.722	$9.299	$9.530	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	9	10	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.263	$9.512	$10.505	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.654	$9.263	$9.512	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.245	$9.503	$10.504	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.620	$9.245	$9.503	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	9	9	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.210	$9.486	$10.500	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.553	$9.210	$9.486	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.210	$9.486	$10.500	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.553	$9.210	$9.486	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.166	$9.464	$10.496	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.469	$9.166	$9.464	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	5	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.157	$9.460	$10.496	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.452	$9.157	$9.460	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.113	$9.438	$10.492	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.369	$9.113	$9.438	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	7	—	—	—	—	—	—	—

92

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Research Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.692	$18.429	$18.605	$17.181	$13.217	$11.469	$11.725	$10.295	$8.025	$12.779
Accumulation Unit Value at end of period	$23.872	$19.692	$18.429	$18.605	$17.181	$13.217	$11.469	$11.725	$10.295	$8.025
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	7	5	8	8	11	14	10
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.231	$18.034	$18.243	$16.880	$13.011	$11.313	$11.588	$10.196	$7.964	$12.706
Accumulation Unit Value at end of period	$23.267	$19.231	$18.034	$18.243	$16.880	$13.011	$11.313	$11.588	$10.196	$7.964
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.005	$17.840	$18.064	$16.731	$12.910	$11.236	$11.521	$10.146	$7.933	$12.670
Accumulation Unit Value at end of period	$22.970	$19.005	$17.840	$18.064	$16.731	$12.910	$11.236	$11.521	$10.146	$7.933
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	5	5	6	6	6	6	9	8
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.560	$17.457	$17.712	$16.438	$12.709	$11.083	$11.387	$10.049	$7.873	$12.599
Accumulation Unit Value at end of period	$22.388	$18.560	$17.457	$17.712	$16.438	$12.709	$11.083	$11.387	$10.049	$7.873
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	18	—	5	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.560	$17.457	$17.712	$16.438	$12.709	$11.083	$11.387	$10.049	$7.873	$12.599
Accumulation Unit Value at end of period	$22.388	$18.560	$17.457	$17.712	$16.438	$12.709	$11.083	$11.387	$10.049	$7.873
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	18	—	5	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.019	$16.990	$17.282	$16.079	$12.462	$10.896	$11.222	$9.928	$7.797	$—
Accumulation Unit Value at end of period	$21.681	$18.019	$16.990	$17.282	$16.079	$12.462	$10.896	$11.222	$9.928	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	5	6	7	6	7	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.912	$16.899	$17.197	$16.008	$12.413	$10.858	$11.189	$9.904	$7.782	$12.492
Accumulation Unit Value at end of period	$21.542	$17.912	$16.899	$17.197	$16.008	$12.413	$10.858	$11.189	$9.904	$7.782
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.072	$21.821	$22.262	$20.774	$16.150	$14.162	$14.631	$12.982	$10.227	$—
Accumulation Unit Value at end of period	$27.678	$23.072	$21.821	$22.262	$20.774	$16.150	$14.162	$14.631	$12.982	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

93

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.608	$13.286	$13.562	$13.039	$13.408	$12.710	$12.117	$11.474	$10.052	$10.478
Accumulation Unit Value at end of period	$13.968	$13.608	$13.286	$13.562	$13.039	$13.408	$12.710	$12.117	$11.474	$10.052
Number of Accumulation Units outstanding at end of period (in thousands)	70	101	115	125	142	111	113	112	105	64
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.291	$13.002	$13.298	$12.811	$13.200	$12.538	$11.977	$11.364	$9.976	$10.419
Accumulation Unit Value at end of period	$13.615	$13.291	$13.002	$13.298	$12.811	$13.200	$12.538	$11.977	$11.364	$9.976
Number of Accumulation Units outstanding at end of period (in thousands)	11	10	25	25	24	28	12	22	25	12
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.135	$12.862	$13.168	$12.699	$13.097	$12.453	$11.907	$11.310	$9.938	$10.390
Accumulation Unit Value at end of period	$13.442	$13.135	$12.862	$13.168	$12.699	$13.097	$12.453	$11.907	$11.310	$9.938
Number of Accumulation Units outstanding at end of period (in thousands)	26	27	35	47	51	39	43	42	44	93
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.828	$12.587	$12.912	$12.477	$12.894	$12.284	$11.770	$11.201	$9.863	$10.331
Accumulation Unit Value at end of period	$13.102	$12.828	$12.587	$12.912	$12.477	$12.894	$12.284	$11.770	$11.201	$9.863
Number of Accumulation Units outstanding at end of period (in thousands)	7	10	11	19	19	20	25	28	33	20
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.828	$12.587	$12.912	$12.477	$12.894	$12.284	$11.770	$11.201	$9.863	$10.331
Accumulation Unit Value at end of period	$13.102	$12.828	$12.587	$12.912	$12.477	$12.894	$12.284	$11.770	$11.201	$9.863
Number of Accumulation Units outstanding at end of period (in thousands)	7	10	11	19	19	20	25	28	33	20
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.455	$12.251	$12.600	$12.205	$12.645	$12.077	$11.600	$11.067	$9.769	$—
Accumulation Unit Value at end of period	$12.689	$12.455	$12.251	$12.600	$12.205	$12.645	$12.077	$11.600	$11.067	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	11	9	17	31	52	51	66	58	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.381	$12.185	$12.538	$12.151	$12.595	$12.036	$11.566	$11.041	$9.750	$10.245
Accumulation Unit Value at end of period	$12.607	$12.381	$12.185	$12.538	$12.151	$12.595	$12.036	$11.566	$11.041	$9.750
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	6	8	8	8	3
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.798	$12.626	$13.024	$12.654	$13.150	$12.597	$12.136	$11.613	$10.282	$—
Accumulation Unit Value at end of period	$12.999	$12.798	$12.626	$13.024	$12.654	$13.150	$12.597	$12.136	$11.613	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	8	8	8	8	—	—	—	—	—

94

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.841	$18.508	$18.904	$17.731	$15.157	$13.864	$13.863	$12.834	$11.065	$14.461
Accumulation Unit Value at end of period	$21.894	$19.841	$18.508	$18.904	$17.731	$15.157	$13.864	$13.863	$12.834	$11.065
Number of Accumulation Units outstanding at end of period (in thousands)	148	193	225	260	345	473	627	872	1,348	1,626
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.277	$18.018	$18.441	$17.331	$14.845	$13.605	$13.632	$12.645	$10.924	$14.305
Accumulation Unit Value at end of period	$21.230	$19.277	$18.018	$18.441	$17.331	$14.845	$13.605	$13.632	$12.645	$10.924
Number of Accumulation Units outstanding at end of period (in thousands)	23	30	35	52	62	71	94	107	127	146
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.925	$16.771	$17.182	$16.164	$13.859	$12.715	$12.753	$11.841	$10.240	$13.423
Accumulation Unit Value at end of period	$19.722	$17.925	$16.771	$17.182	$16.164	$13.859	$12.715	$12.753	$11.841	$10.240
Number of Accumulation Units outstanding at end of period (in thousands)	107	130	145	169	204	285	354	465	599	725
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.416	$16.327	$16.761	$15.799	$13.574	$12.478	$12.540	$11.666	$10.109	$13.278
Accumulation Unit Value at end of period	$19.123	$17.416	$16.327	$16.761	$15.799	$13.574	$12.478	$12.540	$11.666	$10.109
Number of Accumulation Units outstanding at end of period (in thousands)	5	7	9	13	16	22	37	61	65	76
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.416	$16.327	$16.761	$15.799	$13.574	$12.478	$12.540	$11.666	$10.109	$13.278
Accumulation Unit Value at end of period	$19.123	$17.416	$16.327	$16.761	$15.799	$13.574	$12.478	$12.540	$11.666	$10.109
Number of Accumulation Units outstanding at end of period (in thousands)	5	7	9	13	16	22	37	61	65	76
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.932	$16.853	$17.344	$16.390	$14.116	$13.009	$13.106	$12.224	$10.619	$—
Accumulation Unit Value at end of period	$19.640	$17.932	$16.853	$17.344	$16.390	$14.116	$13.009	$13.106	$12.224	$—
Number of Accumulation Units outstanding at end of period (in thousands)	92	104	117	144	202	256	293	347	406	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.816	$16.752	$17.249	$16.308	$14.053	$12.957	$13.061	$12.188	$10.593	$13.955
Accumulation Unit Value at end of period	$19.503	$17.816	$16.752	$17.249	$16.308	$14.053	$12.957	$13.061	$12.188	$10.593
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	—	—	6	3	2	2
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.970	$15.997	$16.513	$15.651	$13.520	$12.497	$12.629	$11.814	$10.294	$—
Accumulation Unit Value at end of period	$18.531	$16.970	$15.997	$16.513	$15.651	$13.520	$12.497	$12.629	$11.814	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

95

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.337	$25.276	$25.913	$23.862	$17.870	$15.642	$15.967	$14.568	$12.081	$18.237
Accumulation Unit Value at end of period	$32.760	$28.337	$25.276	$25.913	$23.862	$17.870	$15.642	$15.967	$14.568	$12.081
Number of Accumulation Units outstanding at end of period (in thousands)	15	21	24	32	37	46	59	55	76	98
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$27.573	$24.643	$25.315	$23.359	$17.528	$15.373	$15.724	$14.375	$11.945	$18.067
Accumulation Unit Value at end of period	$31.813	$27.573	$24.643	$25.315	$23.359	$17.528	$15.373	$15.724	$14.375	$11.945
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	14	14	14	12	5	5	11	14
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$27.198	$24.333	$25.021	$23.111	$17.359	$15.240	$15.604	$14.279	$11.877	$17.983
Accumulation Unit Value at end of period	$31.350	$27.198	$24.333	$25.021	$23.111	$17.359	$15.240	$15.604	$14.279	$11.877
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	17	25	29	45	54	58	81	102
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$26.465	$23.724	$24.444	$22.623	$17.027	$14.978	$15.366	$14.090	$11.743	$17.816
Accumulation Unit Value at end of period	$30.444	$26.465	$23.724	$24.444	$22.623	$17.027	$14.978	$15.366	$14.090	$11.743
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	2	3	13	8	10	14	14	6
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$26.465	$23.724	$24.444	$22.623	$17.027	$14.978	$15.366	$14.090	$11.743	$17.816
Accumulation Unit Value at end of period	$30.444	$26.465	$23.724	$24.444	$22.623	$17.027	$14.978	$15.366	$14.090	$11.743
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	2	3	13	8	10	14	14	6
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.593	$23.000	$23.757	$22.042	$16.631	$14.667	$15.084	$13.866	$11.586	$—
Accumulation Unit Value at end of period	$29.367	$25.593	$23.000	$23.757	$22.042	$16.631	$14.667	$15.084	$13.866	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	20	24	31	39	64	83	89	106	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.427	$22.862	$23.627	$21.932	$16.556	$14.608	$15.031	$13.825	$11.557	$17.586
Accumulation Unit Value at end of period	$29.162	$25.427	$22.862	$23.627	$21.932	$16.556	$14.608	$15.031	$13.825	$11.557
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	5	5	5	5	2
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.379	$20.173	$20.899	$19.449	$14.719	$13.019	$13.430	$12.383	$10.377	$—
Accumulation Unit Value at end of period	$25.603	$22.379	$20.173	$20.899	$19.449	$14.719	$13.019	$13.430	$12.383	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	5	6	—	—	—	—	—

96

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.466	$15.089	$19.058	$21.101	$21.633	$19.413	$23.427	$20.233	$11.879	$25.516
Accumulation Unit Value at end of period	$24.141	$17.466	$15.089	$19.058	$21.101	$21.633	$19.413	$23.427	$20.233	$11.879
Number of Accumulation Units outstanding at end of period (in thousands)	18	18	19	22	25	30	44	68	99	90
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.970	$14.690	$18.590	$20.625	$21.187	$19.050	$23.036	$19.935	$11.728	$25.241
Accumulation Unit Value at end of period	$23.408	$16.970	$14.690	$18.590	$20.625	$21.187	$19.050	$23.036	$19.935	$11.728
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	10	10	13	12	11	12	5	5
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.068	$17.389	$22.028	$24.463	$25.155	$22.641	$27.406	$23.740	$13.980	$30.119
Accumulation Unit Value at end of period	$27.653	$20.068	$17.389	$22.028	$24.463	$25.155	$22.641	$27.406	$23.740	$13.980
Number of Accumulation Units outstanding at end of period (in thousands)	7	9	10	12	16	21	24	45	54	54
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.497	$16.929	$21.488	$23.911	$24.636	$22.219	$26.948	$23.390	$13.802	$29.794
Accumulation Unit Value at end of period	$26.814	$19.497	$16.929	$21.488	$23.911	$24.636	$22.219	$26.948	$23.390	$13.802
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	1	1	4	6	8	14	17	8
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.497	$16.929	$21.488	$23.911	$24.636	$22.219	$26.948	$23.390	$13.802	$29.794
Accumulation Unit Value at end of period	$26.814	$19.497	$16.929	$21.488	$23.911	$24.636	$22.219	$26.948	$23.390	$13.802
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	1	1	4	6	8	14	17	8
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.696	$14.533	$18.493	$20.630	$21.309	$19.266	$23.425	$20.383	$12.058	$—
Accumulation Unit Value at end of period	$22.904	$16.696	$14.533	$18.493	$20.630	$21.309	$19.266	$23.425	$20.383	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	15	16	19	22	27	43	58	81	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.588	$14.446	$18.391	$20.527	$21.213	$19.189	$23.343	$20.322	$12.028	$26.043
Accumulation Unit Value at end of period	$22.744	$16.588	$14.446	$18.391	$20.527	$21.213	$19.189	$23.343	$20.322	$12.028
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	4	3	1	1	1	1	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.057	$12.273	$15.664	$17.527	$18.158	$16.466	$20.082	$17.526	$10.399	$—
Accumulation Unit Value at end of period	$19.227	$14.057	$12.273	$15.664	$17.527	$18.158	$16.466	$20.082	$17.526	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

97

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.507	$12.825	$13.958	$15.984	$13.227	$11.385	$12.965	$12.171	$9.038	$15.426
Accumulation Unit Value at end of period	$15.488	$13.507	$12.825	$13.958	$15.984	$13.227	$11.385	$12.965	$12.171	$9.038
Number of Accumulation Units outstanding at end of period (in thousands)	28	40	48	52	59	85	121	164	268	327
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.123	$12.486	$13.616	$15.623	$12.955	$11.173	$12.749	$11.991	$8.922	$15.260
Accumulation Unit Value at end of period	$15.018	$13.123	$12.486	$13.616	$15.623	$12.955	$11.173	$12.749	$11.991	$8.922
Number of Accumulation Units outstanding at end of period (in thousands)	12	13	15	20	26	33	40	46	64	71
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$12.345	$11.757	$12.834	$14.741	$12.236	$10.563	$12.065	$11.360	$8.461	$14.486
Accumulation Unit Value at end of period	$14.114	$12.345	$11.757	$12.834	$14.741	$12.236	$10.563	$12.065	$11.360	$8.461
Number of Accumulation Units outstanding at end of period (in thousands)	28	30	38	41	62	86	110	197	250	296
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$11.994	$11.446	$12.520	$14.408	$11.983	$10.366	$11.864	$11.193	$8.353	$14.330
Accumulation Unit Value at end of period	$13.685	$11.994	$11.446	$12.520	$14.408	$11.983	$10.366	$11.864	$11.193	$8.353
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	3	9	10	14	17	22	14
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.994	$11.446	$12.520	$14.408	$11.983	$10.366	$11.864	$11.193	$8.353	$14.330
Accumulation Unit Value at end of period	$13.685	$11.994	$11.446	$12.520	$14.408	$11.983	$10.366	$11.864	$11.193	$8.353
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	3	9	10	14	17	22	14
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.586	$11.084	$12.154	$14.023	$11.692	$10.139	$11.633	$11.003	$8.232	$—
Accumulation Unit Value at end of period	$13.186	$11.586	$11.084	$12.154	$14.023	$11.692	$10.139	$11.633	$11.003	$—
Number of Accumulation Units outstanding at end of period (in thousands)	57	64	68	73	92	131	162	196	263	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.511	$11.018	$12.087	$13.953	$11.639	$10.099	$11.593	$10.970	$8.211	$14.129
Accumulation Unit Value at end of period	$13.094	$11.511	$11.018	$12.087	$13.953	$11.639	$10.099	$11.593	$10.970	$8.211
Number of Accumulation Units outstanding at end of period (in thousands)	3	1	1	1	—	—	2	2	1	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.701	$14.107	$15.515	$17.954	$15.015	$13.060	$15.030	$14.258	$10.699	$—
Accumulation Unit Value at end of period	$16.682	$14.701	$14.107	$15.515	$17.954	$15.015	$13.060	$15.030	$14.258	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

98

Sub-Account	As of December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.987	$14.842	$16.151	$16.913	$13.156	$11.059	$12.098	$11.464	$8.899	$15.701
Accumulation Unit Value at end of period	$18.616	$15.987	$14.842	$16.151	$16.913	$13.156	$11.059	$12.098	$11.464	$8.899
Number of Accumulation Units outstanding at end of period (in thousands)	92	105	131	151	206	265	344	464	612	853
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.533	$14.448	$15.755	$16.531	$12.885	$10.852	$11.896	$11.295	$8.785	$15.532
Accumulation Unit Value at end of period	$18.051	$15.533	$14.448	$15.755	$16.531	$12.885	$10.852	$11.896	$11.295	$8.785
Number of Accumulation Units outstanding at end of period (in thousands)	8	10	25	26	28	38	49	58	58	70
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.067	$14.029	$15.313	$16.083	$12.549	$10.580	$11.609	$11.033	$8.590	$15.202
Accumulation Unit Value at end of period	$17.492	$15.067	$14.029	$15.313	$16.083	$12.549	$10.580	$11.609	$11.033	$8.590
Number of Accumulation Units outstanding at end of period (in thousands)	49	56	63	71	83	115	138	186	247	315
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.638	$13.657	$14.937	$15.720	$12.290	$10.382	$11.415	$10.871	$8.480	$15.038
Accumulation Unit Value at end of period	$16.961	$14.638	$13.657	$14.937	$15.720	$12.290	$10.382	$11.415	$10.871	$8.480
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	14	18	21	31	46	46	55	77
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.638	$13.657	$14.937	$15.720	$12.290	$10.382	$11.415	$10.871	$8.480	$15.038
Accumulation Unit Value at end of period	$16.961	$14.638	$13.657	$14.937	$15.720	$12.290	$10.382	$11.415	$10.871	$8.480
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	14	18	21	31	46	46	55	77
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.823	$12.930	$14.177	$14.957	$11.722	$9.927	$10.942	$10.447	$8.170	$—
Accumulation Unit Value at end of period	$15.976	$13.823	$12.930	$14.177	$14.957	$11.722	$9.927	$10.942	$10.447	$—
Number of Accumulation Units outstanding at end of period (in thousands)	194	235	272	307	366	445	560	626	706	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.734	$12.852	$14.099	$14.882	$11.670	$9.888	$10.904	$10.415	$8.150	$14.496
Accumulation Unit Value at end of period	$15.865	$13.734	$12.852	$14.099	$14.882	$11.670	$9.888	$10.904	$10.415	$8.150
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	5	7	8	9	7	10	13	14
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.544	$16.459	$18.100	$19.154	$15.057	$12.790	$14.140	$13.540	$10.621	$—
Accumulation Unit Value at end of period	$20.216	$17.544	$16.459	$18.100	$19.154	$15.057	$12.790	$14.140	$13.540	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
(a) Inception date April 15, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To The Contract Owners of Hartford Life Insurance Company Separate Account Seven and the Board of Directors of Hartford Life Insurance Company
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities as of December 31, 2017, the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods presented in two years then ended, the financial highlights in Note 6 for each of the periods presented in the five years then ended, and the related notes for each of the individual Sub-Accounts comprising Hartford Life Insurance Company Separate Account Seven (the “Account”):

American Century VP Value Fund	MFS® New Discovery Fund
American Century VP Growth Fund	MFS® Total Return Fund
AB VPS Balanced Wealth Strategy Portfolio	MFS® Value Fund
AB VPS International Value Portfolio	MFS® Total Return Bond Series
AB VPS Small/Mid Cap Value Portfolio	MFS® Research Fund
AB VPS Value Portfolio	MFS® High Yield Portfolio
AB VPS International Growth Portfolio	BlackRock Global Allocation V.I. Fund
Invesco V.I. Value Opportunities Fund	BlackRock Global Opportunities V.I. Fund
Invesco V.I. Core Equity Fund	BlackRock Large Cap Focus Growth V.I. Fund
Invesco V.I. Government Securities Fund	(Formerly BlackRock Large Cap Growth V.I. Fund)
Invesco V.I. High Yield Fund	BlackRock Equity Dividend V.I. Fund
Invesco V.I. International Growth Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio
Invesco V.I. Mid Cap Core Equity Fund	(Formerly UIF Core Plus Fixed Income Portfolio)
Invesco V.I. Small Cap Equity Fund	Morgan Stanley VIF Growth Portfolio
Invesco V.I. Balanced Risk Allocation Fund	(Formerly UIF Growth Portfolio)
Invesco V.I. Diversified Dividend Fund	Morgan Stanley VIF Mid Cap Growth Portfolio
Invesco V.I. Government Money Market Fund	(Formerly UIF Mid Cap Growth Portfolio)
American Century VP Mid Cap Value Fund	Invesco V.I. American Value Fund
American Funds Global Bond Fund	Morgan Stanley Mid Cap Growth Portfolio
American Funds Global Growth and Income Fund	BlackRock Capital Appreciation V.I. Fund
American Funds Asset Allocation Fund	Columbia Variable Portfolio - Asset Allocation Fund
American Funds Blue Chip Income and Growth Fund	Columbia Variable Portfolio - Dividend Opportunity Fund
American Funds Bond Fund	Columbia Variable Portfolio - Income Opportunities Fund
American Funds Global Growth Fund	Columbia Variable Portfolio - Mid Cap Growth Fund
American Funds Growth Fund	Oppenheimer Capital Appreciation Fund/VA
American Funds Growth-Income Fund	Oppenheimer Global Fund/VA
American Funds International Fund	Oppenheimer Main Street Fund®/VA
American Funds New World Fund	(Merged with Oppenheimer Equity Income Fund/VA)
American Funds Global Small Capitalization Fund	Oppenheimer Main Street Small Cap Fund/VA
Columbia Variable Portfolio - Small Company	Putnam VT Diversified Income Fund
Growth Fund	Putnam VT Global Asset Allocation Fund
Wells Fargo VT Omega Growth Fund	Putnam VT Growth Opportunities Fund
Fidelity® VIP Growth Portfolio	Putnam VT International Value Fund
Fidelity® VIP Contrafund® Portfolio	Putnam VT International Equity Fund
Fidelity® VIP Mid Cap Portfolio	Putnam VT Small Cap Value Fund
Fidelity® VIP Value Strategies Portfolio	JPMorgan Insurance Trust Core Bond Portfolio
Fidelity® VIP Dynamic Capital Appreciation Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio
Fidelity® VIP Strategic Income Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Franklin Rising Dividends VIP Fund
Franklin Income VIP Fund	JPMorgan Insurance Trust Mid Cap Value Portfolio
Franklin Large Cap Growth VIP Fund	Putnam VT Equity Income Fund
Franklin Global Real Estate VIP Fund	(Merged with Putnam VT Equity Income Fund)
Franklin Small-Mid Cap Growth VIP Fund	PIMCO All Asset Fund
Franklin Small Cap Value VIP Fund	PIMCO StocksPLUS Global Portfolio
Franklin Strategic Income VIP Fund	PIMCO Global Multi-Asset Managed Allocation Portfolio
Franklin Mutual Shares VIP Fund	Jennison 20/20 Focus Fund
Templeton Developing Markets VIP Fund	Jennison Fund
Templeton Foreign VIP Fund	Prudential Value Portfolio
Templeton Growth VIP Fund	Prudential SP International Growth Portfolio
Franklin Mutual Global Discovery VIP Fund	ClearBridge Variable Dividend Strategy Portfolio
Franklin Flex Cap Growth VIP Fund	Western Asset Variable Global High Yield Bond Portfolio
Templeton Global Bond VIP Fund	Clearbridge Variable Large Cap Value Portfolio
Hartford Balanced HLS Fund	Invesco V.I. Growth and Income Fund
Hartford Total Return Bond HLS Fund	Invesco V.I. Comstock Fund
Hartford Capital Appreciation HLS Fund	Invesco V.I. American Franchise Fund
Hartford Dividend and Growth HLS Fund	Invesco V.I. Mid Cap Growth Fund
Hartford Healthcare HLS Fund	Wells Fargo VT Index Asset Allocation Fund
Hartford Global Growth HLS Fund	Wells Fargo VT International Equity Fund
Hartford Disciplined Equity HLS Fund	Wells Fargo VT Small Cap Growth Fund
Hartford Growth Opportunities HLS Fund	Wells Fargo VT Discovery Fund
Hartford High Yield HLS Fund	Wells Fargo VT Opportunity Fund
Hartford International Opportunities HLS Fund	HIMCO VIT Index Fund
Hartford Small/Mid Cap Equity HLS Fund	HIMCO VIT Portfolio Diversifier Fund
Hartford MidCap HLS Fund	HIMCO VIT American Funds Asset Allocation Fund
Hartford MidCap Value HLS Fund	HIMCO VIT American Funds Blue Chip Income and Growth
Hartford Ultrashort Bond HLS Fund	Fund
Hartford Small Company HLS Fund	HIMCO VIT American Funds Bond Fund
Hartford SmallCap Growth HLS Fund	HIMCO VIT American Funds Global Bond Fund
Hartford Stock HLS Fund	HIMCO VIT American Funds Global Growth and Income
Hartford U.S. Government Securities HLS Fund	Fund
Hartford Value HLS Fund	HIMCO VIT American Funds Global Growth Fund
Rational Dividend Capture VA Fund (Formerly	HIMCO VIT American Funds Global Small Capitalization
Catalyst Dividend Capture Fund)	Fund
Rational Insider Buying VA Fund (Formerly	HIMCO VIT American Funds Growth Fund
Catalyst Insider Buyer Fund)	HIMCO VIT American Funds Growth-Income Fund
Lord Abbett Fundamental Equity Fund	HIMCO VIT American Funds International Fund
Lord Abbett Calibrated Dividend Growth Fund	HIMCO VIT American Funds New World Fund
Lord Abbett Bond Debenture Fund	MFS® Core Equity Portfolio
Lord Abbett Growth and Income Fund	MFS® Massachusetts Investors Growth Stock Portfolio
MFS® Growth Fund	MFS® Research International Portfolio
MFS® Global Equity Fund	Columbia Variable Portfolio - Large Cap Growth Fund
MFS® Investors Trust Fund	Columbia Variable Portfolio - Select International Equity
MFS® Mid Cap Growth Fund	Fund
Variable Portfolio - Loomis Sayles Growth Fund
In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the individual Sub-Accounts above as of December 31, 2017, the results of their operations for the periods then ended, the changes in their net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2017, by correspondence with the fund managers; when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ DELOITTE & TOUCHE LLP
Hartford, CT
April 19, 2018
We have served as the auditor of the sub-accounts that comprise Hartford Life Insurance Company Separate Account Seven since 2002.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities
December 31, 2017

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	4,424,885	4,943,870	1,891,390	238,338	611,154	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	1,841,868	97,907	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	15,999,969	29,799,750	87,071,460
class S2	—	—	—	—	—	—	—	—	998,957	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	1,841,868	97,907	4,424,885	4,943,870	1,891,390	238,338	611,154	15,999,969	30,798,707	87,071,460
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	147	5	936	1,017	332	29	89	4,741	20,605	33,061
Other assets	—	—	1	1	—	—	—	1	—	8
Total assets	1,842,015	97,912	4,425,822	4,944,888	1,891,722	238,367	611,243	16,004,711	30,819,312	87,104,529

Liabilities:
Due to Sponsor Company	147	5	936	1,017	332	29	89	4,741	20,605	33,061
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	1	2	—	—	—	—
Total liabilities	147	5	936	1,017	333	31	89	4,741	20,605	33,061

Net assets:
For contract liabilities	$1,841,868	$97,907	$4,424,886	$4,943,871	$1,891,389	$238,336	$611,154	$15,999,970	$30,798,707	$87,071,468

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	4,424,886	4,943,871	1,891,389	238,336	611,154	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	1,841,868	97,907	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	15,999,970	29,799,751	87,071,468
class S2	—	—	—	—	—	—	—	—	998,956	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$1,841,868	$97,907	$4,424,886	$4,943,871	$1,891,389	$238,336	$611,154	$15,999,970	$30,798,707	$87,071,468

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	377,228	306,122	88,054	13,857	26,805	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	164,159	6,593	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	2,110,814	811,540	7,631,153
class S2	—	—	—	—	—	—	—	—	27,611	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	164,159	6,593	377,228	306,122	88,054	13,857	26,805	2,110,814	839,151	7,631,153

Cost	$1,228,111	$81,415	$4,251,711	$4,073,096	$1,618,328	$170,735	$453,762	$16,664,391	$25,339,954	$91,520,062

Deferred contracts in the accumulation period:
Units owned by participants #	90,449	4,847	282,012	569,616	79,290	14,014	59,347	8,247,865	1,808,084	65,202,178
Minimum unit fair value #*	$19.222298	$20.200979	$13.371184	$7.642684	$20.708518	$13.516541	$8.940547	$1.703629	$1.341748	$1.166100
Maximum unit fair value #*	$21.485379	$20.200979	$21.039797	$16.752424	$34.565515	$15.208808	$17.933019	$26.109960	$23.263545	$9.959231
Contract liability	$1,841,868	$97,907	$4,424,886	$4,895,332	$1,891,389	$209,294	$611,154	$15,695,713	$30,371,363	$86,013,074

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	5,842	—	1,986	—	151,026	32,219	768,683
Minimum unit fair value #*	$—	$—	$—	$8.308908	$—	$14.622376	$—	$1.943893	$1.501325	$1.330632
Maximum unit fair value #*	$—	$—	$—	$8.308908	$—	$14.622376	$—	$2.059518	$20.308036	$1.409789
Contract liability	$—	$—	$—	$48,539	$—	$29,042	$—	$304,257	$427,344	$1,058,394

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	23,718,958	43,502,836
class 4	—	—	—	—	—	—	—	—	2,114,158	7,836,594
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	151,362	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	508,940	24,993,057	32,079,550	19,176,414	—	—	48,354,413	—	—	—
class S2	—	9,448,053	69,466	3,356,563	1,531,699	7,564	734,858	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	508,940	34,441,110	32,149,016	22,532,977	1,531,699	7,564	49,089,271	151,362	25,833,116	51,339,430
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	96	6,569	8,350	6,363	890	1	60,998	8	7,838	8,783
Other assets	—	—	—	3	1	—	13	—	—	1
Total assets	509,036	34,447,679	32,157,366	22,539,343	1,532,590	7,565	49,150,282	151,370	25,840,954	51,348,214

Liabilities:
Due to Sponsor Company	96	6,569	8,350	6,363	890	1	60,998	8	7,838	8,783
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	3	1	3	—	—	—	—	—	—	—
Total liabilities	99	6,570	8,353	6,363	890	1	60,998	8	7,838	8,783

Net assets:
For contract liabilities	$508,937	$34,441,109	$32,149,013	$22,532,980	$1,531,700	$7,564	$49,089,284	$151,362	$25,833,116	$51,339,431

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	23,718,957	43,502,836
class 4	—	—	—	—	—	—	—	—	2,114,159	7,836,595
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	151,362	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	508,937	24,993,054	32,079,547	19,176,418	—	—	48,354,425	—	—	—
class S2	—	9,448,055	69,466	3,356,562	1,531,700	7,564	734,859	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$508,937	$34,441,109	$32,149,013	$22,532,980	$1,531,700	$7,564	$49,089,284	$151,362	$25,833,116	$51,339,431

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	2,011,786	2,756,834
class 4	—	—	—	—	—	—	—	—	180,697	502,346
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	6,650	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	92,367	626,550	2,226,201	957,862	—	—	48,354,413	—	—	—
class S2	—	240,225	4,923	176,198	137,126	280	734,858	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	92,367	866,775	2,231,124	1,134,060	137,126	280	49,089,271	6,650	2,192,483	3,259,180

Cost	$509,406	$24,980,785	$28,244,297	$20,062,829	$1,580,352	$4,516	$49,089,271	$114,851	$25,132,885	$39,901,862

Deferred contracts in the accumulation period:
Units owned by participants #	125,926	9,658,427	11,813,171	930,038	109,910	394	5,229,233	6,844	2,072,149	3,115,932
Minimum unit fair value #*	$1.857650	$2.407670	$2.412074	$17.547774	$13.062314	$19.204376	$8.876326	$20.941448	$9.904477	$10.570853
Maximum unit fair value #*	$21.668157	$20.221611	$22.473592	$28.633155	$14.861220	$19.204376	$9.841936	$22.362747	$14.019818	$25.216737
Contract liability	$506,190	$34,341,083	$31,851,469	$22,443,301	$1,531,700	$7,564	$48,704,361	$151,362	$25,479,895	$50,803,206

Contracts in payout (annuitization) period:
Units owned by participants #	1,303	35,028	104,516	3,416	—	—	40,688	—	27,190	30,929
Minimum unit fair value #*	$2.107655	$2.747192	$2.752234	$25.550876	$—	$—	$9.314545	$—	$9.966052	$10.618380
Maximum unit fair value #*	$2.107655	$2.910603	$2.915945	$26.853289	$—	$—	$9.465397	$—	$13.253622	$18.839462
Contract liability	$2,747	$100,026	$297,544	$89,679	$—	$—	$384,923	$—	$353,221	$536,225

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	American Funds Asset Allocation Fund	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,816,534
class 2	150,146,603	83,759,192	115,167,981	49,704,597	402,452,774	345,899,767	83,252,028	32,274,714	33,004,204	—
class 4	9,044,278	5,272,202	21,401,476	3,021,371	45,412,530	26,103,424	27,592,342	4,205,025	6,661,764	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	159,190,881	89,031,394	136,569,457	52,725,968	447,865,304	372,003,191	110,844,370	36,479,739	39,665,968	4,816,534
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	43,440	20,290	42,557	8,801	206,831	163,677	54,075	23,052	10,883	12,315
Other assets	—	—	5	2	4	1	—	3	—	—
Total assets	159,234,321	89,051,684	136,612,019	52,734,771	448,072,139	372,166,869	110,898,445	36,502,794	39,676,851	4,828,849

Liabilities:
Due to Sponsor Company	43,440	20,290	42,557	8,801	206,831	163,677	54,075	23,052	10,883	12,315
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	5	7	—	—	—	—	—	—	3	1
Total liabilities	43,445	20,297	42,557	8,801	206,831	163,677	54,075	23,052	10,886	12,316

Net assets:
For contract liabilities	$159,190,876	$89,031,387	$136,569,462	$52,725,970	$447,865,308	$372,003,192	$110,844,370	$36,479,742	$39,665,965	$4,816,533

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,816,533
class 2	150,146,598	83,759,185	115,167,984	49,704,600	402,452,776	345,899,768	83,252,028	32,274,716	33,004,201	—
class 4	9,044,278	5,272,202	21,401,478	3,021,370	45,412,532	26,103,424	27,592,342	4,205,026	6,661,764	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$159,190,876	$89,031,387	$136,569,462	$52,725,970	$447,865,308	$372,003,192	$110,844,370	$36,479,742	$39,665,965	$4,816,533

Shares:
class 1	—	—	—	—	—	—	—	—	—	257,431
class 2	6,391,937	5,659,405	10,773,431	1,643,670	5,203,009	6,958,354	3,848,915	1,287,384	1,335,122	—
class 4	386,508	356,953	2,003,884	100,278	593,163	529,374	1,288,158	168,268	267,433	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	6,778,445	6,016,358	12,777,315	1,743,948	5,796,172	7,487,728	5,137,073	1,455,652	1,602,555	257,431

Cost	$120,831,449	$69,265,730	$138,931,688	$39,656,880	$357,805,504	$298,758,850	$95,587,227	$28,497,610	$32,507,041	$3,696,134

Deferred contracts in the accumulation period:
Units owned by participants #	7,382,818	39,247,911	9,402,578	2,123,924	20,241,762	15,615,330	6,848,927	1,406,308	1,842,940	1,528,134
Minimum unit fair value #*	$10.371941	$1.891730	$9.935904	$10.590156	$10.614809	$10.721953	$10.611129	$10.768239	$10.790498	$2.061874
Maximum unit fair value #*	$27.951597	$27.515855	$18.240164	$34.080432	$34.381516	$32.619326	$24.051776	$39.540783	$33.123821	$29.216137
Contract liability	$156,576,606	$87,691,733	$135,017,977	$52,416,164	$443,982,842	$367,774,635	$110,093,246	$36,247,841	$39,474,724	$4,763,716

Contracts in payout (annuitization) period:
Units owned by participants #	107,813	573,670	96,642	11,079	144,068	163,263	36,157	7,671	7,175	22,576
Minimum unit fair value #*	$10.418576	$2.160159	$9.980590	$10.637763	$10.664821	$10.770160	$10.658822	$10.816629	$10.838991	$2.339489
Maximum unit fair value #*	$27.951597	$10.861983	$18.240164	$34.080432	$34.381516	$32.619326	$23.568227	$37.082556	$33.123821	$2.339489
Contract liability	$2,614,270	$1,339,654	$1,551,485	$309,806	$3,882,466	$4,228,557	$751,124	$231,901	$191,241	$52,817

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$584,474	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	8,119	—	—	—	—	—	—	162,951,134	300,112,015	23,627,679
class 4	—	—	—	—	—	—	—	1,203,994	33,231,301	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	1,814,727	14,891,379	12,575,581	656,856	274,613	118,687	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	592,593	1,814,727	14,891,379	12,575,581	656,856	274,613	118,687	164,155,128	333,343,316	23,627,679
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	1,466	1,139	1,943	2,866	110	42	6	56,476	125,323	21,286
Other assets	—	—	—	—	—	—	—	—	—	2
Total assets	594,059	1,815,866	14,893,322	12,578,447	656,966	274,655	118,693	164,211,604	333,468,639	23,648,967

Liabilities:
Due to Sponsor Company	1,466	1,139	1,943	2,866	110	42	6	56,476	125,323	21,286
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	3	3	3	—	—	—	3	—	—
Total liabilities	1,466	1,142	1,946	2,869	110	42	6	56,479	125,323	21,286

Net assets:
For contract liabilities	$592,593	$1,814,724	$14,891,376	$12,575,578	$656,856	$274,613	$118,687	$164,155,125	$333,343,316	$23,627,681

Contract Liabilities:
class 1	$584,474	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	8,119	—	—	—	—	—	—	162,951,131	300,112,015	23,627,681
class 4	—	—	—	—	—	—	—	1,203,994	33,231,301	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	1,814,724	14,891,376	12,575,578	656,856	274,613	118,687	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$592,593	$1,814,724	$14,891,376	$12,575,578	$656,856	$274,613	$118,687	$164,155,125	$333,343,316	$23,627,681

Shares:
class 1	20,161	—	—	—	—	—	—	—	—	—
class 2	291	—	—	—	—	—	—	5,725,620	18,559,803	1,153,695
class 4	—	—	—	—	—	—	—	42,186	2,010,363	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	24,907	401,927	332,775	45,678	19,545	10,411	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	20,452	24,907	401,927	332,775	45,678	19,545	10,411	5,767,806	20,570,166	1,153,695

Cost	$531,279	$1,393,353	$10,376,089	$9,421,234	$501,087	$228,262	$119,859	$122,014,577	$309,536,852	$19,945,970

Deferred contracts in the accumulation period:
Units owned by participants #	280,899	84,524	722,430	618,965	31,607	12,456	7,473	5,666,957	15,141,455	1,135,908
Minimum unit fair value #*	$1.613701	$19.013623	$17.363977	$17.940779	$17.539924	$19.546704	$15.814675	$21.443181	$13.876655	$18.515448
Maximum unit fair value #*	$32.997419	$33.085123	$30.342536	$29.945223	$34.694125	$32.020489	$16.017684	$32.540421	$25.863286	$24.739236
Contract liability	$592,593	$1,774,170	$14,837,068	$12,568,238	$656,856	$270,128	$118,687	$162,100,050	$327,812,819	$23,423,003

Contracts in payout (annuitization) period:
Units owned by participants #	—	2,031	2,856	367	—	218	—	68,914	234,500	9,480
Minimum unit fair value #*	$—	$19.972178	$18.785750	$19.409761	$—	$20.532130	$—	$28.778050	$15.086659	$21.082381
Maximum unit fair value #*	$—	$19.972178	$19.539621	$20.188732	$—	$20.532130	$—	$30.517325	$24.255422	$22.282173
Contract liability	$—	$40,554	$54,308	$7,340	$—	$4,485	$—	$2,055,075	$5,530,497	$204,678

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$81,778,315	$—	$16,265,394	$—	$—	$—	$—
class 2	811,967	45,907,109	8,760,244	415,124	167,145,814	—	58,510,131	99,605,740	52,611,592	9,698,838
class 4	—	1,813,766	3,407,321	18,562,762	21,888,439	2,062,514	4,638,474	10,035,593	5,097,592	1,271,436
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	811,967	47,720,875	12,167,565	100,756,201	189,034,253	18,327,908	63,148,605	109,641,333	57,709,184	10,970,274
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	103	19,748	2,325	36,276	116,793	11,352	41,016	60,334	17,241	18,301
Other assets	—	6	—	—	2	2	1	—	1	—
Total assets	812,070	47,740,629	12,169,890	100,792,477	189,151,048	18,339,262	63,189,622	109,701,667	57,726,426	10,988,575

Liabilities:
Due to Sponsor Company	103	19,748	2,325	36,276	116,793	11,352	41,016	60,334	17,241	18,301
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	2	—	1	1	—	—	—	5	—	—
Total liabilities	105	19,748	2,326	36,277	116,793	11,352	41,016	60,339	17,241	18,301

Net assets:
For contract liabilities	$811,965	$47,720,881	$12,167,564	$100,756,200	$189,034,255	$18,327,910	$63,148,606	$109,641,328	$57,709,185	$10,970,274

Contract Liabilities:
class 1	$—	$—	$—	$81,778,313	$—	$16,265,395	$—	$—	$—	$—
class 2	811,965	45,907,115	8,760,244	415,125	167,145,817	—	58,510,132	99,605,736	52,611,592	9,698,838
class 4	—	1,813,766	3,407,320	18,562,762	21,888,438	2,062,515	4,638,474	10,035,592	5,097,593	1,271,436
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$811,965	$47,720,881	$12,167,564	$100,756,200	$189,034,255	$18,327,910	$63,148,606	$109,641,328	$57,709,185	$10,970,274

Shares:
class 1	—	—	—	7,314,697	—	1,577,633	—	—	—	—
class 2	49,151	2,574,711	442,437	38,437	8,209,520	—	3,782,168	6,237,054	2,657,152	1,300,113
class 4	—	98,201	168,512	1,675,340	1,066,168	200,634	295,256	622,169	252,731	176,343
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	49,151	2,672,912	610,949	9,028,474	9,275,688	1,778,267	4,077,424	6,859,223	2,909,883	1,476,456

Cost	$770,939	$51,917,575	$11,076,767	$107,344,601	$158,759,189	$16,204,480	$57,752,392	$84,689,182	$56,677,770	$12,800,436

Deferred contracts in the accumulation period:
Units owned by participants #	32,227	2,529,487	643,915	5,063,783	8,238,710	817,028	4,175,377	5,950,497	2,005,499	557,364
Minimum unit fair value #*	$19.596544	$12.588723	$16.510274	$11.942073	$13.694595	$9.296015	$10.134400	$12.246020	$14.263263	$17.726448
Maximum unit fair value #*	$25.300343	$29.331498	$32.012289	$26.225411	$30.462534	$31.879178	$18.486970	$22.775861	$35.614304	$26.522361
Contract liability	$792,772	$47,258,936	$12,149,892	$99,322,753	$186,674,521	$18,272,184	$62,504,844	$108,325,074	$57,081,175	$10,947,746

Contracts in payout (annuitization) period:
Units owned by participants #	795	23,014	916	61,881	87,905	2,452	38,847	63,445	20,753	1,137
Minimum unit fair value #*	$24.156631	$14.468799	$18.018295	$13.701587	$14.888992	$10.057259	$14.982619	$18.568318	$15.507121	$18.620097
Maximum unit fair value #*	$24.156631	$26.267693	$21.435996	$24.489527	$28.445755	$29.768619	$17.262802	$21.267845	$33.400050	$20.914372
Contract liability	$19,193	$461,945	$17,672	$1,433,447	$2,359,734	$55,726	$643,762	$1,316,254	$628,010	$22,528

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	326,416	—	—	—	—	—	—	—	—	—
class 4	11,405,137	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	4,920,083	85,385,734	86,855,981	63,624,890	—	297,199	11,745,592	22,866,707	6,084,302
class IB	—	8,166,677	19,925,032	19,996,697	14,949,888	80,423	701,728	227,474	1,110,697	482,525
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	11,731,553	13,086,760	105,310,766	106,852,678	78,574,778	80,423	998,927	11,973,066	23,977,404	6,566,827
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	414	4,274	117,492	96,241	16,131	9	137	2,154	5,704	1,312
Other assets	—	3	6	—	—	—	—	2	—	—
Total assets	11,731,967	13,091,037	105,428,264	106,948,919	78,590,909	80,432	999,064	11,975,222	23,983,108	6,568,139

Liabilities:
Due to Sponsor Company	414	4,274	117,492	96,241	16,131	9	137	2,154	5,704	1,312
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	3	—	—	—	2	—	2	—	3	1
Total liabilities	417	4,274	117,492	96,241	16,133	9	139	2,154	5,707	1,313

Net assets:
For contract liabilities	$11,731,550	$13,086,763	$105,310,772	$106,852,678	$78,574,776	$80,423	$998,925	$11,973,068	$23,977,401	$6,566,826

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	326,416	—	—	—	—	—	—	—	—	—
class 4	11,405,134	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	4,920,083	85,385,736	86,855,984	63,624,889	—	297,200	11,745,593	22,866,704	6,084,302
class IB	—	8,166,680	19,925,036	19,996,694	14,949,887	80,423	701,725	227,475	1,110,697	482,524
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$11,731,550	$13,086,763	$105,310,772	$106,852,678	$78,574,776	$80,423	$998,925	$11,973,068	$23,977,401	$6,566,826

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	19,771	—	—	—	—	—	—	—	—	—
class 4	676,060	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	158,610	7,542,909	1,803,488	2,656,571	—	10,656	761,218	595,177	741,988
class IB	—	259,424	1,771,114	421,160	626,830	3,767	25,397	14,897	30,092	59,867
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	695,831	418,034	9,314,023	2,224,648	3,283,401	3,767	36,053	776,115	625,269	801,855

Cost	$12,373,200	$9,928,475	$103,518,594	$92,044,338	$66,601,056	$68,724	$779,227	$10,664,282	$18,098,002	$6,717,189

Deferred contracts in the accumulation period:
Units owned by participants #	852,561	3,778,985	16,643,708	10,124,290	7,097,098	13,766	164,026	592,989	1,149,641	392,277
Minimum unit fair value #*	$10.684534	$1.533162	$1.403226	$2.294857	$2.264855	$5.842235	$1.477628	$2.838367	$3.312146	$2.384773
Maximum unit fair value #*	$14.847828	$22.937937	$14.533811	$31.279734	$30.360968	$5.842235	$30.730518	$33.884927	$36.470168	$22.685083
Contract liability	$11,713,624	$12,942,837	$104,995,063	$106,520,018	$78,225,635	$80,423	$933,886	$11,818,685	$23,952,795	$6,559,851

Contracts in payout (annuitization) period:
Units owned by participants #	1,276	72,668	174,077	97,428	111,190	—	13,863	7,766	1,149	380
Minimum unit fair value #*	$13.594138	$1.739634	$1.592116	$2.603883	$2.569841	$—	$3.574467	$2.916274	$21.418408	$18.368377
Maximum unit fair value #*	$14.139620	$2.125606	$13.097622	$18.048084	$20.013822	$—	$16.876934	$21.770343	$21.418408	$18.368377
Contract liability	$17,926	$143,926	$315,709	$332,660	$349,141	$—	$65,039	$154,383	$24,606	$6,975

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	4,306,239	1,000,286	—	—	45,719,088	1,064,689	1,467,025	774,577	3,164,980	955,634
class IB	3,071,124	262,524	810,909	346,888	3,352,311	1,703,913	70,840	6,209,473	1,372,832	308,481
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	7,377,363	1,262,810	810,909	346,888	49,071,399	2,768,602	1,537,865	6,984,050	4,537,812	1,264,115
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	56,201	824	172	10,513	8,486	835	385	3,595	617	152
Other assets	1	1	—	—	11	4	—	—	—	—
Total assets	7,433,565	1,263,635	811,081	357,401	49,079,896	2,769,441	1,538,250	6,987,645	4,538,429	1,264,267

Liabilities:
Due to Sponsor Company	56,201	824	172	10,513	8,486	835	385	3,595	617	152
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	1	—	—	1	1	1	1
Total liabilities	56,201	824	172	10,514	8,486	835	386	3,596	618	153

Net assets:
For contract liabilities	$7,377,364	$1,262,811	$810,909	$346,887	$49,071,410	$2,768,606	$1,537,864	$6,984,049	$4,537,811	$1,264,114

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	4,306,238	1,000,286	—	—	45,719,098	1,064,690	1,467,024	774,575	3,164,980	955,633
class IB	3,071,126	262,525	810,909	346,887	3,352,312	1,703,916	70,840	6,209,474	1,372,831	308,481
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$7,377,364	$1,262,811	$810,909	$346,887	$49,071,410	$2,768,606	$1,537,864	$6,984,049	$4,537,811	$1,264,114

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	246,635	113,540	—	—	4,544,641	52,140	45,659	9,735	309,989	59,541
class IB	173,706	30,003	20,697	27,751	333,563	89,821	2,265	78,067	134,591	19,256
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	420,341	143,543	20,697	27,751	4,878,204	141,961	47,924	87,802	444,580	78,797

Cost	$5,440,884	$1,180,886	$559,746	$342,680	$48,843,152	$2,566,012	$1,291,197	$4,457,308	$4,680,930	$973,407

Deferred contracts in the accumulation period:
Units owned by participants #	1,068,838	60,900	81,173	26,009	44,342,027	605,827	75,199	2,901,713	563,800	104,653
Minimum unit fair value #*	$1.796806	$18.422215	$9.696947	$2.885820	$0.801786	$2.279534	$3.262709	$1.562072	$1.113616	$2.383101
Maximum unit fair value #*	$21.188012	$32.830489	$9.696947	$33.580303	$9.800911	$29.886392	$39.206842	$30.064906	$11.737333	$28.535135
Contract liability	$7,268,174	$1,262,811	$787,128	$346,887	$48,318,684	$2,747,177	$1,537,864	$6,849,522	$4,537,811	$1,262,257

Contracts in payout (annuitization) period:
Units owned by participants #	30,890	—	2,452	—	730,080	6,303	—	68,038	—	100
Minimum unit fair value #*	$2.038848	$—	$9.696947	$—	$0.909625	$2.586503	$—	$1.772511	$—	$18.645711
Maximum unit fair value #*	$12.808856	$—	$9.696947	$—	$1.066531	$18.787244	$—	$2.204388	$—	$18.645711
Contract liability	$109,190	$—	$23,781	$—	$752,726	$21,429	$—	$134,527	$—	$1,857

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Rational Dividend Capture VA Fund	Rational Insider Buying VA Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	MFS® Growth Fund	MFS® Global Equity Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund
	Sub-Account (1)	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	26,779,121	5,247,442	49,543,890	15,121,770
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	1,595,929	—	197,739	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	1,385,575	3,061,892	9,682,291	1,576,088	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	3,403,370	3,494,539	—	—	—	—	—	—	—	—
Total investments	3,403,370	3,494,539	1,385,575	3,061,892	9,682,291	1,576,088	28,375,050	5,247,442	49,741,629	15,121,770
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	420	526	82	401	1,754	208	6,715	852	30,913	2,469
Other assets	—	—	—	2	—	—	—	2	1	—
Total assets	3,403,790	3,495,065	1,385,657	3,062,295	9,684,045	1,576,296	28,381,765	5,248,296	49,772,543	15,124,239

Liabilities:
Due to Sponsor Company	420	526	82	401	1,754	208	6,715	852	30,913	2,469
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	1	1	—	—	—	1	4	—	—	1
Total liabilities	421	527	82	401	1,754	209	6,719	852	30,913	2,470

Net assets:
For contract liabilities	$3,403,369	$3,494,538	$1,385,575	$3,061,894	$9,682,291	$1,576,087	$28,375,046	$5,247,444	$49,741,630	$15,121,769

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	26,779,118	5,247,444	49,543,892	15,121,769
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	1,595,928	—	197,738	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	1,385,575	3,061,894	9,682,291	1,576,087	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	3,403,369	3,494,538	—	—	—	—	—	—	—	—
Total contract liabilities	$3,403,369	$3,494,538	$1,385,575	$3,061,894	$9,682,291	$1,576,087	$28,375,046	$5,247,444	$49,741,630	$15,121,769

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	547,630	238,520	1,647,619	1,590,091
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	33,762	—	6,660	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	73,466	191,129	782,091	42,425	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	288,911	253,964	—	—	—	—	—	—	—	—
Total shares	288,911	253,964	73,466	191,129	782,091	42,425	581,392	238,520	1,654,279	1,590,091

Cost	$3,539,303	$4,177,257	$1,303,745	$2,790,342	$8,973,551	$1,039,371	$20,549,413	$4,013,203	$36,398,614	$12,260,054

Deferred contracts in the accumulation period:
Units owned by participants #	653,140	1,184,882	60,492	145,762	548,227	93,217	1,517,876	196,873	2,552,051	1,339,073
Minimum unit fair value #*	$1.929995	$2.134848	$19.572903	$19.988565	$15.986449	$15.689650	$12.483623	$22.323313	$16.951539	$9.989835
Maximum unit fair value #*	$21.696327	$28.771114	$24.038372	$25.639729	$20.600432	$23.485274	$33.842612	$33.295481	$26.036245	$33.935009
Contract liability	$3,399,546	$3,491,699	$1,385,575	$3,061,894	$9,666,204	$1,576,087	$28,028,390	$5,177,919	$49,077,342	$15,070,417

Contracts in payout (annuitization) period:
Units owned by participants #	1,776	1,138	—	—	894	—	15,636	2,406	31,661	4,378
Minimum unit fair value #*	$2.152629	$2.493571	$—	$—	$17.987565	$—	$14.154768	$25.541640	$18.992524	$11.194284
Maximum unit fair value #*	$2.152629	$2.493571	$—	$—	$17.987565	$—	$22.875174	$31.225529	$22.897077	$12.000387
Contract liability	$3,823	$2,839	$—	$—	$16,087	$—	$346,656	$69,525	$664,288	$51,352

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	30,306	363,832	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	233,835	—	—	695,324
class INIT	30,997,159	137,989,690	43,261,032	62,399,609	4,116,071	29,269,486	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	98,449	8,012,394	18,545,725	12,083,420	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	31,095,608	146,002,084	61,806,757	74,483,029	4,116,071	29,269,486	233,835	30,306	363,832	695,324
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	18,321	210,771	16,736	30,393	665	10,354	1,095	6	64	40
Other assets	—	2	3	—	—	2	—	—	—	—
Total assets	31,113,929	146,212,857	61,823,496	74,513,422	4,116,736	29,279,842	234,930	30,312	363,896	695,364

Liabilities:
Due to Sponsor Company	18,321	210,771	16,736	30,393	665	10,354	1,095	6	64	40
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	4	2	—	1	—	1	—
Total liabilities	18,321	210,771	16,736	30,397	667	10,354	1,096	6	65	40

Net assets:
For contract liabilities	$31,095,608	$146,002,086	$61,806,760	$74,483,025	$4,116,069	$29,269,488	$233,834	$30,306	$363,831	$695,324

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	30,306	363,831	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	233,834	—	—	695,324
class INIT	30,997,159	137,989,692	43,261,036	62,399,608	4,116,069	29,269,488	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	98,449	8,012,394	18,545,724	12,083,417	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$31,095,608	$146,002,086	$61,806,760	$74,483,025	$4,116,069	$29,269,488	$233,834	$30,306	$363,831	$695,324

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	1,737	25,075	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	15,757	—	—	57,370
class INIT	1,542,148	5,586,627	2,067,927	4,720,092	139,528	5,072,701	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	5,301	330,000	902,468	930,209	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	1,547,449	5,916,627	2,970,395	5,650,301	139,528	5,072,701	15,757	1,737	25,075	57,370

Cost	$24,483,428	$122,618,064	$46,321,022	$73,034,424	$3,465,054	$30,587,818	$231,226	$24,429	$299,886	$571,313

Deferred contracts in the accumulation period:
Units owned by participants #	1,224,878	6,778,447	2,223,961	5,281,159	173,623	2,457,528	17,028	1,462	15,345	34,579
Minimum unit fair value #*	$17.687057	$14.465152	$17.942379	$11.425059	$21.680678	$11.142162	$13.683454	$20.726269	$19.721825	$19.029838
Maximum unit fair value #*	$37.486021	$26.932336	$37.043103	$15.675497	$27.931035	$12.166841	$13.826114	$20.726269	$31.796548	$20.321731
Contract liability	$30,752,860	$143,966,088	$61,500,520	$74,219,281	$4,116,069	$28,630,116	$233,834	$30,306	$363,831	$695,324

Contracts in payout (annuitization) period:
Units owned by participants #	11,576	86,148	9,212	18,153	—	54,316	—	—	—	—
Minimum unit fair value #*	$20.237750	$16.276187	$20.188758	$14.058132	$—	$11.709112	$—	$—	$—	$—
Maximum unit fair value #*	$35.154951	$25.149483	$34.740189	$14.702865	$—	$11.895454	$—	$—	$—	$—
Contract liability	$342,748	$2,035,998	$306,240	$263,744	$—	$639,372	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - Asset Allocation Fund	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Oppenheimer Capital Appreciation Fund/VA
	Sub-Account (4)	Sub-Account (5)	Sub-Account (6)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$1,931,134	$7,236,020	$5,519,773	$7,176,537	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	44,894	280,827	1,503,552	—	—	—	—	—	—	—
class III	—	—	—	—	539,620	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	1,098,112	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	478,269
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	44,894	280,827	1,503,552	1,098,112	539,620	1,931,134	7,236,020	5,519,773	7,176,537	478,269
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	6	44	427	455	32	325	74,160	34,676	3,126	63
Other assets	—	—	—	—	—	—	1	—	—	—
Total assets	44,900	280,871	1,503,979	1,098,567	539,652	1,931,459	7,310,181	5,554,449	7,179,663	478,332

Liabilities:
Due to Sponsor Company	6	44	427	455	32	325	74,160	34,676	3,126	63
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	1	—	—	1	—	—	—	2	2
Total liabilities	6	45	427	455	33	325	74,160	34,676	3,128	65

Net assets:
For contract liabilities	$44,894	$280,826	$1,503,552	$1,098,112	$539,619	$1,931,134	$7,236,021	$5,519,773	$7,176,535	$478,267

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$1,931,134	$7,236,021	$5,519,773	$7,176,535	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	44,894	280,826	1,503,552	—	—	—	—	—	—	—
class III	—	—	—	—	539,619	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	1,098,112	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	478,267
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$44,894	$280,826	$1,503,552	$1,098,112	$539,619	$1,931,134	$7,236,021	$5,519,773	$7,176,535	$478,267

Shares:
class 1	—	—	—	—	—	119,427	286,009	730,129	278,268	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	4,104	9,091	126,882	—	—	—	—	—	—	—
class III	—	—	—	—	53,060	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	60,336	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	8,713
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	4,104	9,091	126,882	60,336	53,060	119,427	286,009	730,129	278,268	8,713

Cost	$41,556	$237,371	$1,340,076	$925,068	$478,670	$1,775,506	$4,393,149	$6,364,180	$4,313,076	$439,935

Deferred contracts in the accumulation period:
Units owned by participants #	3,989	13,935	83,954	57,869	26,551	892,355	469,401	474,389	451,684	21,481
Minimum unit fair value #*	$11.254344	$19.401823	$16.676753	$16.916529	$18.925560	$1.587942	$14.587562	$10.981367	$15.299871	$16.105084
Maximum unit fair value #*	$11.254344	$20.666424	$30.222092	$28.941790	$21.863019	$20.891331	$15.697718	$11.574276	$16.087414	$18.121213
Contract liability	$44,894	$280,826	$1,503,552	$1,098,112	$539,619	$1,922,874	$7,152,909	$5,379,905	$7,104,218	$377,175

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—	4,584	5,295	12,084	4,495	5,802
Minimum unit fair value #*	$—	$—	$—	$—	$—	$1.801739	$15.697718	$11.574276	$16.087414	$17.422551
Maximum unit fair value #*	$—	$—	$—	$—	$—	$1.801739	$15.697718	$11.574276	$16.087414	$17.422551
Contract liability	$—	$—	$—	$—	$—	$8,260	$83,112	$139,868	$72,317	$101,092

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Small Cap Value Fund	JPMorgan Insurance Trust Core Bond Portfolio
	Sub-Account	Sub-Account (7)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	11,591,824	611,646	1,934,211	37,193	324,315	264,445	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	5,392,021	884,790	4,081,298	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	32,676,595
Total investments	5,392,021	884,790	4,081,298	11,591,824	611,646	1,934,211	37,193	324,315	264,445	32,676,595
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	1,449	111	923	2,382	96	152	5	49	38	7,462
Other assets	1	—	—	—	1	—	1	—	—	—
Total assets	5,393,471	884,901	4,082,221	11,594,206	611,743	1,934,363	37,199	324,364	264,483	32,684,057

Liabilities:
Due to Sponsor Company	1,449	111	923	2,382	96	152	5	49	38	7,462
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	3	1	—	—	—	—	—	—	3
Total liabilities	1,449	114	924	2,382	96	152	5	49	38	7,465

Net assets:
For contract liabilities	$5,392,022	$884,787	$4,081,297	$11,591,824	$611,647	$1,934,211	$37,194	$324,315	$264,445	$32,676,592

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	11,591,824	611,647	1,934,211	37,194	324,315	264,445	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	5,392,022	884,787	4,081,297	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	32,676,592
Total contract liabilities	$5,392,022	$884,787	$4,081,297	$11,591,824	$611,647	$1,934,211	$37,194	$324,315	$264,445	$32,676,592

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	1,887,919	33,369	194,003	3,209	21,267	16,324	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	115,018	27,728	160,555	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	2,986,892
Total shares	115,018	27,728	160,555	1,887,919	33,369	194,003	3,209	21,267	16,324	2,986,892

Cost	$3,358,267	$748,522	$2,976,961	$12,411,706	$541,944	$1,508,859	$29,756	$234,674	$250,535	$32,912,725

Deferred contracts in the accumulation period:
Units owned by participants #	285,296	43,899	178,400	820,853	35,413	141,273	3,319	28,739	12,307	2,270,439
Minimum unit fair value #*	$16.959683	$17.957499	$20.549282	$12.746322	$16.112408	$13.528598	$9.521455	$10.197950	$18.484955	$12.054015
Maximum unit fair value #*	$28.245530	$28.057984	$33.574683	$19.140031	$24.147718	$13.733316	$16.935698	$17.651485	$30.704128	$21.285546
Contract liability	$5,392,022	$869,899	$4,081,297	$11,591,824	$611,647	$1,934,211	$33,454	$324,315	$264,445	$32,168,844

Contracts in payout (annuitization) period:
Units owned by participants #	—	738	—	—	—	—	367	—	—	35,054
Minimum unit fair value #*	$—	$19.426449	$—	$—	$—	$—	$10.200436	$—	$—	$14.484775
Maximum unit fair value #*	$—	$20.205298	$—	$—	$—	$—	$10.200436	$—	$—	$14.484775
Contract liability	$—	$14,888	$—	$—	$—	$—	$3,740	$—	$—	$507,748

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO StocksPLUS Global Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Jennison 20/20 Focus Fund	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	146,746	397,931	41,112	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	151,942	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	32,834	165,239	19,584	10,241
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	4,794,811	3,453,381	—	—	—	—	—	—	—	—
Total investments	4,794,811	3,453,381	151,942	146,746	397,931	41,112	32,834	165,239	19,584	10,241
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	1,172	540	8	8	23	3	5	25	3	1
Other assets	—	—	—	—	—	—	—	1	—	—
Total assets	4,795,983	3,453,921	151,950	146,754	397,954	41,115	32,839	165,265	19,587	10,242

Liabilities:
Due to Sponsor Company	1,172	540	8	8	23	3	5	25	3	1
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	1	—	—	3	—	1	—
Total liabilities	1,172	540	8	9	23	3	8	25	4	1

Net assets:
For contract liabilities	$4,794,811	$3,453,381	$151,942	$146,745	$397,931	$41,112	$32,831	$165,240	$19,583	$10,241

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	146,745	397,931	41,112	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	151,942	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	32,831	165,240	19,583	10,241
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	4,794,811	3,453,381	—	—	—	—	—	—	—	—
Total contract liabilities	$4,794,811	$3,453,381	$151,942	$146,745	$397,931	$41,112	$32,831	$165,240	$19,583	$10,241

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	13,377	41,756	3,189	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	5,693	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	1,099	2,783	626	1,313
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	147,851	291,917	—	—	—	—	—	—	—	—
Total shares	147,851	291,917	5,693	13,377	41,756	3,189	1,099	2,783	626	1,313

Cost	$2,832,672	$3,386,613	$106,008	$146,131	$422,944	$40,248	$12,690	$63,807	$11,981	$7,090

Deferred contracts in the accumulation period:
Units owned by participants #	165,760	118,047	5,059	11,313	27,479	3,667	10,986	57,786	9,637	7,083
Minimum unit fair value #*	$25.464847	$25.806631	$23.484207	$12.308429	$13.707092	$10.985891	$2.553982	$1.984309	$1.873801	$1.445916
Maximum unit fair value #*	$43.852687	$45.688488	$30.692956	$13.144011	$14.852531	$11.274622	$26.942932	$16.225624	$2.096526	$1.445916
Contract liability	$4,745,153	$3,418,544	$151,942	$146,745	$397,931	$41,112	$32,831	$142,626	$19,583	$10,241

Contracts in payout (annuitization) period:
Units owned by participants #	1,747	1,209	—	—	—	—	—	1,394	—	—
Minimum unit fair value #*	$28.425441	$28.806816	$—	$—	$—	$—	$—	$16.225624	$—	$—
Maximum unit fair value #*	$28.425441	$28.806816	$—	$—	$—	$—	$—	$16.225624	$—	$—
Contract liability	$49,658	$34,837	$—	$—	$—	$—	$—	$22,614	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	ClearBridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$926,854	$839,015
class 2	—	—	—	—	—	—	—	27,523	9,904	71,284
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	24,822	35,473	666,689	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	16,849,132	2,340,030	—	—	—
class S2	—	—	—	1,314,366	233,474	435,898	436,147	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	24,822	35,473	666,689	1,314,366	233,474	17,285,030	2,776,177	27,523	936,758	910,299
Due from Sponsor Company	2	20	—	—	—	—	—	—	—	—
Receivable for fund shares sold	—	—	60	167	42	4,688	443	4	136	131
Other assets	—	—	—	2	—	—	1	1	—	—
Total assets	24,824	35,493	666,749	1,314,535	233,516	17,289,718	2,776,621	27,528	936,894	910,430

Liabilities:
Due to Sponsor Company	—	—	60	167	42	4,688	443	4	136	131
Payable for fund shares purchased	2	20	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	1	—	—	—	1	—
Total liabilities	2	20	60	167	43	4,688	443	4	137	131

Net assets:
For contract liabilities	$24,822	$35,473	$666,689	$1,314,368	$233,473	$17,285,030	$2,776,178	$27,524	$936,757	$910,299

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$926,853	$839,014
class 2	—	—	—	—	—	—	—	27,524	9,904	71,285
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	24,822	35,473	666,689	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	16,849,133	2,340,031	—	—	—
class S2	—	—	—	1,314,368	233,473	435,897	436,147	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$24,822	$35,473	$666,689	$1,314,368	$233,473	$17,285,030	$2,776,178	$27,524	$936,757	$910,299

Shares:
class 1	—	—	—	—	—	—	—	—	173,568	80,443
class 2	—	—	—	—	—	—	—	1,346	1,841	7,002
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	1,244	4,859	31,110	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	267,574	416,376	—	—	—
class S2	—	—	—	58,004	11,367	7,169	78,869	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	1,244	4,859	31,110	58,004	11,367	274,743	495,245	1,346	175,409	87,445

Cost	$18,889	$40,584	$597,768	$1,092,252	$183,112	$12,677,917	$2,616,307	$18,773	$855,338	$731,713

Deferred contracts in the accumulation period:
Units owned by participants #	1,375	13,740	245,521	63,581	8,337	879,473	166,927	5,077	524,870	41,722
Minimum unit fair value #*	$18.057513	$2.581684	$2.581528	$17.994307	$26.910845	$17.461356	$15.590526	$2.361191	$1.261646	$2.889300
Maximum unit fair value #*	$18.057513	$2.581684	$2.581528	$30.761899	$30.317055	$20.796354	$17.080331	$23.489624	$17.958842	$23.825324
Contract liability	$24,822	$35,473	$633,819	$1,314,368	$233,473	$16,975,556	$2,765,966	$27,524	$926,500	$910,299

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	12,733	—	—	15,529	610	—	5,689	—
Minimum unit fair value #*	$—	$—	$2.581528	$—	$—	$19.630227	$16.735169	$—	$1.367192	$—
Maximum unit fair value #*	$—	$—	$2.581528	$—	$—	$20.102293	$16.735169	$—	$2.336659	$—
Contract liability	$—	$—	$32,870	$—	$—	$309,474	$10,212	$—	$10,257	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2017

	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund	HIMCO VIT Portfolio Diversifier Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Select International Equity Fund	Variable Portfolio - Loomis Sayles Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$6,507,590	$—	$—	$—	$—	$—	$7,631,383	$—	$5,632,950
class 2	9,239	81,685	—	—	—	—	—	—	5,443,405	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	4,335,835	32,935,414	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	5,067,712	7,033,723	9,677,040	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	9,239	6,589,275	4,335,835	32,935,414	5,067,712	7,033,723	9,677,040	7,631,383	5,443,405	5,632,950
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	1	2,174	260	2,055	777	1,202	2,261	1,156	2,423	1,684
Other assets	1	—	3	—	2	1	1	1	—	—
Total assets	9,241	6,591,449	4,336,098	32,937,469	5,068,491	7,034,926	9,679,302	7,632,540	5,445,828	5,634,634

Liabilities:
Due to Sponsor Company	1	2,174	260	2,055	777	1,202	2,261	1,157	2,423	1,684
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	2	—	2	—	—	—	—	2	—
Total liabilities	1	2,176	260	2,057	777	1,202	2,261	1,157	2,425	1,684

Net assets:
For contract liabilities	$9,240	$6,589,273	$4,335,838	$32,935,412	$5,067,714	$7,033,724	$9,677,041	$7,631,383	$5,443,403	$5,632,950

Contract Liabilities:
class 1	$—	$6,507,588	$—	$—	$—	$—	$—	$7,631,383	$—	$5,632,950
class 2	9,240	81,685	—	—	—	—	—	—	5,443,403	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	4,335,838	32,935,412	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	5,067,714	7,033,724	9,677,041	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$9,240	$6,589,273	$4,335,838	$32,935,412	$5,067,714	$7,033,724	$9,677,041	$7,631,383	$5,443,403	$5,632,950

Shares:
class 1	—	240,576	—	—	—	—	—	455,333	—	192,909
class 2	291	3,010	—	—	—	—	—	—	348,489	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	94,298	4,691,654	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	201,020	378,157	567,568	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	291	243,586	94,298	4,691,654	201,020	378,157	567,568	455,333	348,489	192,909

Cost	$6,483	$4,815,267	$3,658,762	$37,019,364	$4,670,812	$6,556,397	$8,669,039	$5,660,301	$4,502,491	$4,041,383

Deferred contracts in the accumulation period:
Units owned by participants #	278	312,160	160,611	4,755,082	365,495	519,666	820,405	569,861	441,160	399,601
Minimum unit fair value #*	$33.198862	$19.668343	$10.120144	$6.574442	$13.265075	$12.932622	$11.368649	$13.058934	$12.051765	$13.656632
Maximum unit fair value #*	$33.198862	$22.612128	$32.314396	$7.159054	$13.797841	$13.471689	$12.034167	$13.317231	$12.290283	$13.914318
Contract liability	$9,240	$6,589,273	$4,335,838	$32,935,412	$4,967,596	$6,894,374	$9,607,079	$7,531,525	$5,375,533	$5,517,366

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	7,283	10,357	5,936	7,498	5,522	8,307
Minimum unit fair value #*	$—	$—	$—	$—	$13.657713	$13.334870	$11.739422	$13.317231	$12.290283	$13.914318
Maximum unit fair value #*	$—	$—	$—	$—	$13.797841	$13.471689	$11.859904	$13.317231	$12.290283	$13.914318
Contract liability	$—	$—	$—	$—	$100,118	$139,350	$69,962	$99,858	$67,870	$115,584

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Formerly Catalyst Dividend Capture VA Fund. Change effective May 1, 2017.
(2) Formerly Catalyst Insider Buying VA Fund. Change effective May 1, 2017.
(3) Formerly BlackRock Large Cap Growth V.I. Fund. Change effective June 12, 2017.
(4) Formerly UIF Core Plus Fixed Income Portfolio. Change effective May 1, 2017.
(5) Formerly UIF Growth Portfolio. Change effective May 1, 2017.
(6) Formerly UIF Mid Cap Growth Portfolio. Change effective May 1, 2017.
(7) Merged with Oppenheimer Equity Income Fund/VA . Change effective April 28, 2017.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations
For the Periods Ended December 31, 2017

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$28,344	$582	$81,835	$94,376	$4,349	$2,565	$5,444	$60,809	$314,899	$1,864,445

Expenses:
Administrative charges	—	—	—	—	—	—	—	(22,076)	(50,804)	(129,263)
Mortality and expense risk charges	(13,027)	(603)	(61,309)	(78,594)	(29,068)	(3,360)	(10,973)	(272,307)	(523,631)	(1,504,510)
Total expenses	(13,027)	(603)	(61,309)	(78,594)	(29,068)	(3,360)	(10,973)	(294,383)	(574,435)	(1,633,773)
Net investment income (loss)	15,317	(21)	20,526	15,782	(24,719)	(795)	(5,529)	(233,574)	(259,536)	230,672

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	135,711	4,041	(558)	136,058	59,254	6,457	33,025	(582,186)	1,067,040	(849,397)
Net realized gain distributions	—	12,928	37,244	—	88,531	—	—	—	1,590,052	—
Change in unrealized appreciation (depreciation) during the period	(6,736)	6,719	532,355	896,487	67,493	19,962	140,877	3,062,230	924,910	786,852
Net gain (loss) on investments	128,975	23,688	569,041	1,032,545	215,278	26,419	173,902	2,480,044	3,582,002	(62,545)
Net increase (decrease) in net assets resulting from operations	$144,292	$23,667	$589,567	$1,048,327	$190,559	$25,624	$168,373	$2,246,470	$3,322,466	$168,127

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$20,340	$472,466	$169,060	$—	$63,124	$110	$300,566	$2,096	$91,052	$1,016,820

Expenses:
Administrative charges	(381)	(35,945)	(43,934)	(45)	—	—	—	—	—	—
Mortality and expense risk charges	(11,338)	(525,802)	(567,517)	(402,497)	(25,903)	(124)	(926,375)	(984)	(438,750)	(758,744)
Total expenses	(11,719)	(561,747)	(611,451)	(402,542)	(25,903)	(124)	(926,375)	(984)	(438,750)	(758,744)
Net investment income (loss)	8,621	(89,281)	(442,391)	(402,542)	37,221	(14)	(625,809)	1,112	(347,698)	258,076

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(509)	2,044,844	545,618	441,563	(18,334)	271	—	5,271	87,319	2,025,000
Net realized gain distributions	—	—	655,204	1,009,976	90,549	253	—	2,834	148,029	740,246
Change in unrealized appreciation (depreciation) during the period	11,898	4,700,217	3,157,461	1,520,521	25,091	(45)	—	5,958	1,303,288	6,177,446
Net gain (loss) on investments	11,389	6,745,061	4,358,283	2,972,060	97,306	479	—	14,063	1,538,636	8,942,692
Net increase (decrease) in net assets resulting from operations	$20,010	$6,655,780	$3,915,892	$2,569,518	$134,527	$465	$(625,809)	$15,175	$1,190,938	$9,200,768

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	American Funds Asset Allocation Fund	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$2,338,037	$1,668,016	$2,536,318	$321,880	$2,068,664	$4,878,392	$1,258,103	$305,915	$141,859	$—

Expenses:
Administrative charges	(238,619)	(114,672)	(190,054)	(74,320)	(615,410)	(539,518)	(128,596)	(47,130)	(49,648)	—
Mortality and expense risk charges	(2,529,780)	(1,431,560)	(1,871,076)	(778,447)	(6,638,655)	(5,689,405)	(1,370,243)	(529,895)	(552,156)	(99,118)
Total expenses	(2,768,399)	(1,546,232)	(2,061,130)	(852,767)	(7,254,065)	(6,228,923)	(1,498,839)	(577,025)	(601,804)	(99,118)
Net investment income (loss)	(430,362)	121,784	475,188	(530,887)	(5,185,401)	(1,350,531)	(240,736)	(271,110)	(459,945)	(99,118)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	6,739,396	3,461,418	(226,237)	2,157,743	15,342,876	11,400,662	2,202,658	1,266,101	806,015	130,927
Net realized gain distributions	6,848,852	3,068,592	1,735,432	1,422,007	37,815,821	21,968,865	949,902	—	—	251,474
Change in unrealized appreciation (depreciation) during the period	6,805,523	5,089,914	341,304	8,987,025	43,880,033	31,657,075	18,695,245	6,376,761	6,670,127	786,238
Net gain (loss) on investments	20,393,771	11,619,924	1,850,499	12,566,775	97,038,730	65,026,602	21,847,805	7,642,862	7,476,142	1,168,639
Net increase (decrease) in net assets resulting from operations	$19,963,409	$11,741,708	$2,325,687	$12,035,888	$91,853,329	$63,676,071	$21,607,069	$7,371,752	$7,016,197	$1,069,521

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$1,690	$1,615	$115,018	$60,615	$7,613	$1,863	$3,488	$2,498,163	$14,354,467	$144,581

Expenses:
Administrative charges	(1,164)	—	—	—	—	—	—	(228,989)	(472,634)	(34,406)
Mortality and expense risk charges	(10,904)	(29,379)	(237,014)	(204,153)	(11,378)	(6,806)	(691)	(2,645,753)	(5,616,751)	(400,786)
Total expenses	(12,068)	(29,379)	(237,014)	(204,153)	(11,378)	(6,806)	(691)	(2,874,742)	(6,089,385)	(435,192)
Net investment income (loss)	(10,378)	(27,764)	(121,996)	(143,538)	(3,765)	(4,943)	2,797	(376,579)	8,265,082	(290,611)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	44,469	133,700	1,168,052	719,928	23,199	15,750	19	7,028,288	3,584,080	686,779
Net realized gain distributions	21,776	137,988	850,453	613,920	145,116	21,353	603	5,951,251	—	1,847,725
Change in unrealized appreciation (depreciation) during the period	138,739	313,338	900,045	1,011,286	(67,972)	33,981	4,239	15,048,956	14,242,015	3,034,138
Net gain (loss) on investments	204,984	585,026	2,918,550	2,345,134	100,343	71,084	4,861	28,028,495	17,826,095	5,568,642
Net increase (decrease) in net assets resulting from operations	$194,606	$557,262	$2,796,554	$2,201,596	$96,578	$66,141	$7,658	$27,651,916	$26,091,177	$5,278,031

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$25,751	$—	$61,781	$3,126,068	$4,346,824	$196,365	$1,627,893	$1,782,347	$1,041,672	$—

Expenses:
Administrative charges	(1,249)	(69,203)	—	(133,317)	(282,892)	(23,016)	(95,409)	(160,686)	(75,192)	(15,894)
Mortality and expense risk charges	(11,456)	(809,023)	(227,423)	(1,725,507)	(3,149,699)	(297,207)	(1,036,722)	(1,790,894)	(1,014,039)	(188,649)
Total expenses	(12,705)	(878,226)	(227,423)	(1,858,824)	(3,432,591)	(320,223)	(1,132,131)	(1,951,580)	(1,089,231)	(204,543)
Net investment income (loss)	13,046	(878,226)	(165,642)	1,267,244	914,233	(123,858)	495,762	(169,233)	(47,559)	(204,543)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	780	(1,265,893)	254,654	(1,323,345)	6,975,518	5,275	534,143	3,955,742	471,213	(621,763)
Net realized gain distributions	—	4,647,823	880,982	—	7,931,195	—	—	—	3,339,428	25,348
Change in unrealized appreciation (depreciation) during the period	55,437	5,781,786	20,128	3,043,278	(3,202,208)	5,526,325	7,808,721	13,096,445	146,580	3,194,906
Net gain (loss) on investments	56,217	9,163,716	1,155,764	1,719,933	11,704,505	5,531,600	8,342,864	17,052,187	3,957,221	2,598,491
Net increase (decrease) in net assets resulting from operations	$69,263	$8,285,490	$990,122	$2,987,177	$12,618,738	$5,407,742	$8,838,626	$16,882,954	$3,909,662	$2,393,948

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$274,019	$3,148,188	$1,100,132	$1,204,813	$—	$3,283	$105,937	$—	$410,050

Expenses:
Administrative charges	—	(10,980)	(29,151)	(24,676)	(17,628)	(120)	(574)	(320)	(83)	(114)
Mortality and expense risk charges	(193,250)	(231,940)	(1,708,851)	(1,694,788)	(1,236,975)	(999)	(15,463)	(176,202)	(379,816)	(104,186)
Total expenses	(193,250)	(242,920)	(1,738,002)	(1,719,464)	(1,254,603)	(1,119)	(16,037)	(176,522)	(379,899)	(104,300)
Net investment income (loss)	(193,250)	31,099	1,410,186	(619,332)	(49,790)	(1,119)	(12,754)	(70,585)	(379,899)	305,750

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(134,694)	557,199	397,194	3,282,274	2,820,410	7,018	43,333	231,817	1,197,274	(26,101)
Net realized gain distributions	38,962	—	—	5,611,272	5,379,855	12,015	44,703	1,243,063	307,906	—
Change in unrealized appreciation (depreciation) during the period	343,115	1,015,260	1,943,689	11,719,305	3,972,039	(2,474)	177,704	722,560	5,051,697	130,968
Net gain (loss) on investments	247,383	1,572,459	2,340,883	20,612,851	12,172,304	16,559	265,740	2,197,440	6,556,877	104,867
Net increase (decrease) in net assets resulting from operations	$54,133	$1,603,558	$3,751,069	$19,993,519	$12,122,514	$15,440	$252,986	$2,126,855	$6,176,978	$410,617

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$94,963	$9,989	$—	$999	$404,328	$—	$555	$104,442	$98,462	$20,667

Expenses:
Administrative charges	(2,300)	—	(1,128)	—	(74,801)	(2,513)	(98)	(8,905)	(263)	—
Mortality and expense risk charges	(111,107)	(26,668)	(9,396)	(7,808)	(867,763)	(50,365)	(22,437)	(125,212)	(63,628)	(18,868)
Total expenses	(113,407)	(26,668)	(10,524)	(7,808)	(942,564)	(52,878)	(22,535)	(134,117)	(63,891)	(18,868)
Net investment income (loss)	(18,444)	(16,679)	(10,524)	(6,809)	(538,236)	(52,878)	(21,980)	(29,675)	34,571	1,799

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	333,580	(3,890)	15,743	(4,651)	74,075	(27,511)	40,021	364,895	(13,262)	83,103
Net realized gain distributions	—	39,159	37,281	21,738	—	—	—	—	—	90,441
Change in unrealized appreciation (depreciation) during the period	1,171,260	137,224	109,935	25,287	44,958	657,975	209,526	746,326	(25,781)	(12,016)
Net gain (loss) on investments	1,504,840	172,493	162,959	42,374	119,033	630,464	249,547	1,111,221	(39,043)	161,528
Net increase (decrease) in net assets resulting from operations	$1,486,396	$155,814	$152,435	$35,565	$(419,203)	$577,586	$227,567	$1,081,546	$(4,472)	$163,327

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Rational Dividend Capture VA Fund	Rational Insider Buying VA Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	MFS® Growth Fund	MFS® Global Equity Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund
	Sub-Account (1)	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$117,190	$20,000	$14,324	$48,900	$399,916	$20,269	$26,708	$42,399	$349,511	$17,627

Expenses:
Administrative charges	(4,136)	(2,605)	—	—	—	—	(42,015)	(7,737)	(78,293)	(21,958)
Mortality and expense risk charges	(44,897)	(55,017)	(9,986)	(47,542)	(149,396)	(26,706)	(460,288)	(87,224)	(817,605)	(259,017)
Total expenses	(49,033)	(57,622)	(9,986)	(47,542)	(149,396)	(26,706)	(502,303)	(94,961)	(895,898)	(280,975)
Net investment income (loss)	68,157	(37,622)	4,338	1,358	250,520	(6,437)	(475,595)	(52,562)	(546,387)	(263,348)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(3,201)	(189,557)	20,165	47,832	133,059	128,022	2,367,565	314,791	2,604,239	494,178
Net realized gain distributions	—	447,077	105,970	169,133	94,213	150,405	1,066,950	191,200	1,888,711	844,157
Change in unrealized appreciation (depreciation) during the period	(167,125)	301,812	25,899	276,682	217,676	(96,490)	4,258,326	546,440	5,512,821	2,137,432
Net gain (loss) on investments	(170,326)	559,332	152,034	493,647	444,948	181,937	7,692,841	1,052,431	10,005,771	3,475,767
Net increase (decrease) in net assets resulting from operations	$(102,169)	$521,710	$156,372	$495,005	$695,468	$175,500	$7,217,246	$999,869	$9,459,384	$3,212,419

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account

Investment income:
Dividends	$—	$3,454,217	$1,145,532	$2,459,307	$53,668	$1,920,543	$2,897	$462	$148	$10,625

Expenses:
Administrative charges	(48,200)	(230,741)	(59,171)	(105,302)	(6,609)	—	—	(13)	(572)	—
Mortality and expense risk charges	(503,968)	(2,455,092)	(985,133)	(1,096,585)	(67,286)	(544,308)	(1,505)	(849)	(8,419)	(4,799)
Total expenses	(552,168)	(2,685,833)	(1,044,304)	(1,201,887)	(73,895)	(544,308)	(1,505)	(862)	(8,991)	(4,799)
Net investment income (loss)	(552,168)	768,384	101,228	1,257,420	(20,227)	1,376,235	1,392	(400)	(8,843)	5,826

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	900,994	4,596,648	3,572,860	420,657	165,166	(169,720)	(21)	2,092	40,913	25,981
Net realized gain distributions	569,214	4,040,505	2,429,519	—	263,595	—	2,698	3,808	60,068	36,075
Change in unrealized appreciation (depreciation) during the period	5,724,964	5,464,497	2,857,899	404,717	342,129	221,392	22,158	2,158	12,094	33,807
Net gain (loss) on investments	7,195,172	14,101,650	8,860,278	825,374	770,890	51,672	24,835	8,058	113,075	95,863
Net increase (decrease) in net assets resulting from operations	$6,643,004	$14,870,034	$8,961,506	$2,082,794	$750,663	$1,427,907	$26,227	$7,658	$104,232	$101,689

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - Asset Allocation Fund	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund
	Sub-Account (4)	Sub-Account (5)	Sub-Account (6)	Sub-Account	Sub-Account (7)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$1,295	$—	$—	$6,195	$—	$—	$30,532	$—	$362,104	$—

Expenses:
Administrative charges	—	—	—	—	(214)	—	—	—	(2,794)	(2,143)
Mortality and expense risk charges	(756)	(5,306)	(22,877)	(15,547)	(1,307)	(3,894)	(38,401)	(157,762)	(120,583)	(151,004)
Total expenses	(756)	(5,306)	(22,877)	(15,547)	(1,521)	(3,894)	(38,401)	(157,762)	(123,377)	(153,147)
Net investment income (loss)	539	(5,306)	(22,877)	(9,352)	(1,521)	(3,894)	(7,869)	(157,762)	238,727	(153,147)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	91	7,750	(5,003)	35,906	(2,810)	20,372	2,084	535,445	(170,029)	408,906
Net realized gain distributions	—	23,552	—	12,254	—	58,416	1,748	—	—	—
Change in unrealized appreciation (depreciation) during the period	1,152	67,675	474,022	43,175	36,544	79,015	239,139	451,678	184,347	1,050,523
Net gain (loss) on investments	1,243	98,977	469,019	91,335	33,734	157,803	242,971	987,123	14,318	1,459,429
Net increase (decrease) in net assets resulting from operations	$1,782	$93,671	$446,142	$81,983	$32,213	$153,909	$235,102	$829,361	$253,045	$1,306,282

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Oppenheimer Equity Income Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account (8)	Sub-Account	Sub-Account (9)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$52	$36,940	$15,638	$27,893	$6,016	$679,630	$10,262	$2,097	$599	$6,816

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(8,626)	(81,978)	(17,285)	(67,217)	(1,395)	(183,970)	(12,958)	(13,396)	(707)	(5,832)
Total expenses	(8,626)	(81,978)	(17,285)	(67,217)	(1,395)	(183,970)	(12,958)	(13,396)	(707)	(5,832)
Net investment income (loss)	(8,574)	(45,038)	(1,647)	(39,324)	4,621	495,660	(2,696)	(11,299)	(108)	984

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	7,762	266,185	102,915	293,047	32,490	(224,371)	41,993	83,560	3,172	10,215
Net realized gain distributions	51,556	—	25,649	232,621	—	—	24,347	27,032	—	—
Change in unrealized appreciation (depreciation) during the period	69,692	1,242,259	27,365	(262)	(30,257)	373,291	21,224	411,278	6,795	56,949
Net gain (loss) on investments	129,010	1,508,444	155,929	525,406	2,233	148,920	87,564	521,870	9,967	67,164
Net increase (decrease) in net assets resulting from operations	$120,436	$1,463,406	$154,282	$486,082	$6,854	$644,580	$84,868	$510,571	$9,859	$68,148

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Putnam VT Small Cap Value Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO StocksPLUS Global Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Jennison 20/20 Focus Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (10)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$2,577	$883,718	$42,032	$—	$29,145	$2,387	$6,402	$13,765	$379	$—

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	(57)
Mortality and expense risk charges	(5,828)	(528,815)	(75,261)	(34,307)	(58,213)	(869)	(971)	(2,858)	(172)	(642)
Total expenses	(5,828)	(528,815)	(75,261)	(34,307)	(58,213)	(869)	(971)	(2,858)	(172)	(699)
Net investment income (loss)	(3,251)	354,903	(33,229)	(34,307)	(29,068)	1,518	5,431	10,907	207	(699)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(4,048)	(66,247)	436,476	298,411	(27,308)	1,041	(154)	(21,627)	(50)	13,072
Net realized gain distributions	14,624	—	47,239	—	162,538	4,227	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	8,519	394,390	440,618	(23,534)	300,063	16,760	11,351	93,704	1,382	(3,077)
Net gain (loss) on investments	19,095	328,143	924,333	274,877	435,293	22,028	11,197	72,077	1,332	9,995
Net increase (decrease) in net assets resulting from operations	$15,844	$683,046	$891,104	$240,570	$406,225	$23,546	$16,628	$82,984	$1,539	$9,296

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	ClearBridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$—	$—	$351	$1,858	$8,865	$16,973	$4,254	$13,373	$—

Expenses:
Administrative charges	(230)	—	—	—	(52)	(1,019)	(358)	(254)	—	—
Mortality and expense risk charges	(2,519)	(414)	(174)	(321)	(437)	(8,546)	(20,119)	(4,510)	(324,452)	(53,147)
Total expenses	(2,749)	(414)	(174)	(321)	(489)	(9,565)	(20,477)	(4,764)	(324,452)	(53,147)
Net investment income (loss)	(2,749)	(414)	(174)	30	1,369	(700)	(3,504)	(510)	(311,079)	(53,147)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	6,922	9,957	756	172	(264)	11,201	58,402	18,315	1,127,139	33,597
Net realized gain distributions	—	—	—	—	—	19,074	54,617	9,320	1,338,649	180,021
Change in unrealized appreciation (depreciation) during the period	39,611	(5,979)	2,930	3,528	1,290	54,712	44,747	4,030	1,536,414	366,631
Net gain (loss) on investments	46,533	3,978	3,686	3,700	1,026	84,987	157,766	31,665	4,002,202	580,249
Net increase (decrease) in net assets resulting from operations	$43,784	$3,564	$3,512	$3,730	$2,395	$84,287	$154,262	$31,155	$3,691,123	$527,102

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund	HIMCO VIT Portfolio Diversifier Fund	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (11)	Sub-Account (12)	Sub-Account (13)

Investment income:
Dividends	$200	$27,850	$—	$—	$61,534	$80,503	$347,226	$127,606	$157,671	$601,035

Expenses:
Administrative charges	—	—	—	—	—	(9,002)	—	(7,456)	(5,223)	(28,550)
Mortality and expense risk charges	(490)	(14,883)	(15,297)	(112)	(104,858)	(24,555)	(242,909)	(151,194)	(74,622)	(259,854)
Total expenses	(490)	(14,883)	(15,297)	(112)	(104,858)	(33,557)	(242,909)	(158,650)	(79,845)	(288,404)
Net investment income (loss)	(290)	12,967	(15,297)	(112)	(43,324)	46,946	104,317	(31,044)	77,826	312,631

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	371	(1,523)	27,018	39	404,139	173,768	(525,085)	(1,873,726)	(1,839,621)	(814,014)
Net realized gain distributions	1,133	—	26,197	435	542,134	256,549	—	2,381,898	1,772,763	73,738
Change in unrealized appreciation (depreciation) during the period	1,392	173,702	151,796	1,629	260,445	368,820	(981,979)	741,564	454,850	857,631
Net gain (loss) on investments	2,896	172,179	205,011	2,103	1,206,718	799,137	(1,507,064)	1,249,736	387,992	117,355
Net increase (decrease) in net assets resulting from operations	$2,606	$185,146	$189,714	$1,991	$1,163,394	$846,083	$(1,402,747)	$1,218,692	$465,818	$429,986

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth-Income Fund	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account (14)	Sub-Account (15)	Sub-Account (16)	Sub-Account (17)	Sub-Account (18)	Sub-Account (19)	Sub-Account (20)	Sub-Account (21)	Sub-Account	Sub-Account

Investment income:
Dividends	$8,328	$116,943	$24,548	$11,430	$204,264	$429,546	$288,774	$17,583	$45,240	$42,590

Expenses:
Administrative charges	(2,362)	(6,705)	(2,399)	(6,843)	(51,699)	(28,117)	(33,586)	(3,338)	—	—
Mortality and expense risk charges	(25,595)	(109,086)	(39,894)	(90,201)	(550,964)	(298,916)	(325,951)	(59,736)	(90,331)	(126,777)
Total expenses	(27,957)	(115,791)	(42,293)	(97,044)	(602,663)	(327,033)	(359,537)	(63,074)	(90,331)	(126,777)
Net investment income (loss)	(19,629)	1,152	(17,745)	(85,614)	(398,399)	102,513	(70,763)	(45,491)	(45,091)	(84,187)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(36,478)	(2,640,356)	(531,916)	(1,924,178)	(20,772,670)	(10,706,797)	(5,010,733)	372,314	20,836	(389)
Net realized gain distributions	—	3,538,457	1,020,326	2,382,733	21,820,667	10,793,152	8,504,782	326,085	278,726	339,583
Change in unrealized appreciation (depreciation) during the period	140,245	694,387	225,228	884,389	9,102,898	3,621,551	3,205,499	302,526	734,233	1,315,639
Net gain (loss) on investments	103,767	1,592,488	713,638	1,342,944	10,150,895	3,707,906	6,699,548	1,000,925	1,033,795	1,654,833
Net increase (decrease) in net assets resulting from operations	$84,138	$1,593,640	$695,893	$1,257,330	$9,752,496	$3,810,419	$6,628,785	$955,434	$988,704	$1,570,646

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2017

	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Select International Equity Fund	Variable Portfolio - Loomis Sayles Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$178,800	$—	$100,237	$—

Expenses:
Administrative charges	—	—	—	—
Mortality and expense risk charges	(173,741)	(156,457)	(115,681)	(113,201)
Total expenses	(173,741)	(156,457)	(115,681)	(113,201)
Net investment income (loss)	5,059	(156,457)	(15,444)	(113,201)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	28,106	190,682	87,672	152,281
Net realized gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	2,221,814	1,610,467	1,085,973	1,346,874
Net gain (loss) on investments	2,249,920	1,801,149	1,173,645	1,499,155
Net increase (decrease) in net assets resulting from operations	$2,254,979	$1,644,692	$1,158,201	$1,385,954

The accompanying notes are an integral part of these financial statements.

(1) Formerly Catalyst Dividend Capture VA Fund. Change effective May 1, 2017.
(2) Formerly Catalyst Insider Buying VA Fund. Change effective May 1, 2017.
(3) Formerly BlackRock Large Cap Growth V.I. Fund. Change effective June 12, 2017.
(4) Formerly UIF Core Plus Fixed Income Portfolio. Change effective May 1, 2017.
(5) Formerly UIF Growth Portfolio. Change effective May 1, 2017.
(6) Formerly UIF Mid Cap Growth Portfolio. Change effective May 1, 2017.
(7) Liquidated as of September 29, 2017.
(8) Merged with Oppenheimer Equity Income Fund/VA . Change effective April 28, 2017.
(9) Merged with Oppenheimer Main Street Fund®/VA . Change effective April 28, 2017.
(10) Liquidated as of May 19, 2017.
(11) Liquidated as of November 10, 2017.
(12) Liquidated as of November 10, 2017.
(13) Liquidated as of November 10, 2017.
(14) Liquidated as of November 10, 2017.
(15) Liquidated as of November 10, 2017.
(16) Liquidated as of November 10, 2017.
(17) Liquidated as of November 10, 2017.
(18) Liquidated as of November 10, 2017.
(19) Liquidated as of November 10, 2017.
(20) Liquidated as of November 10, 2017.
(21) Liquidated as of November 10, 2017.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2017

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$15,317	$(21)	$20,526	$15,782	$(24,719)	$(795)	$(5,529)	$(233,574)	$(259,536)	$230,672
Net realized gain (loss) on security transactions	135,711	4,041	(558)	136,058	59,254	6,457	33,025	(582,186)	1,067,040	(849,397)
Net realized gain distributions	—	12,928	37,244	—	88,531	—	—	—	1,590,052	—
Change in unrealized appreciation (depreciation) during the period	(6,736)	6,719	532,355	896,487	67,493	19,962	140,877	3,062,230	924,910	786,852
Net increase (decrease) in net assets resulting from operations	144,292	23,667	589,567	1,048,327	190,559	25,624	168,373	2,246,470	3,322,466	168,127

Unit transactions:
Purchases	2,717	1,950	43,080	18,936	16,320	—	—	48,651	195,734	398,657
Net transfers	(66,457)	(5,906)	131,201	(263,448)	(1,665)	3,190	11,870	(384,487)	256,313	6,169,042
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(170,323)	(3,533)	(506,222)	(511,925)	(349,628)	(19,663)	(107,288)	(1,860,249)	(4,063,800)	(12,505,583)
Other transactions	2	—	—	91	—	(1)	—	662	636	4,672
Death benefits	(1,986)	—	(190,555)	(157,672)	(30,065)	—	(3,678)	(354,416)	(777,935)	(2,478,095)
Net annuity transactions	—	—	—	(34,437)	—	(11,842)	—	56,757	(37,135)	135,214
Net increase (decrease) in net assets resulting from unit transactions	(236,047)	(7,489)	(522,496)	(948,455)	(365,038)	(28,316)	(99,096)	(2,493,082)	(4,426,187)	(8,276,093)
Net increase (decrease) in net assets	(91,755)	16,178	67,071	99,872	(174,479)	(2,692)	69,277	(246,612)	(1,103,721)	(8,107,966)

Net assets:
Beginning of period	1,933,623	81,729	4,357,815	4,843,999	2,065,868	241,028	541,877	16,246,582	31,902,428	95,179,434
End of period	$1,841,868	$97,907	$4,424,886	$4,943,871	$1,891,389	$238,336	$611,154	$15,999,970	$30,798,707	$87,071,468

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$8,621	$(89,281)	$(442,391)	$(402,542)	$37,221	$(14)	$(625,809)	$1,112	$(347,698)	$258,076
Net realized gain (loss) on security transactions	(509)	2,044,844	545,618	441,563	(18,334)	271	—	5,271	87,319	2,025,000
Net realized gain distributions	—	—	655,204	1,009,976	90,549	253	—	2,834	148,029	740,246
Change in unrealized appreciation (depreciation) during the period	11,898	4,700,217	3,157,461	1,520,521	25,091	(45)	—	5,958	1,303,288	6,177,446
Net increase (decrease) in net assets resulting from operations	20,010	6,655,780	3,915,892	2,569,518	134,527	465	(625,809)	15,175	1,190,938	9,200,768

Unit transactions:
Purchases	—	339,820	237,201	172,690	91,840	—	618,789	653	81,575	214,114
Net transfers	12,435	(1,060,341)	(903,406)	(429,560)	(93,406)	—	20,094,315	877	3,641,069	7,836,969
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(60,442)	(4,921,157)	(3,655,060)	(2,766,641)	(405,811)	(540)	(24,809,499)	(5,878)	(3,280,041)	(5,809,776)
Other transactions	—	1,786	322	1,103	—	—	2,101	—	88	896
Death benefits	(42,944)	(821,208)	(359,487)	(404,303)	(42,732)	—	(2,426,825)	(301)	(452,533)	(956,256)
Net annuity transactions	(459)	38,205	52,299	35,509	—	—	40,127	—	90,911	300,077
Net increase (decrease) in net assets resulting from unit transactions	(91,410)	(6,422,895)	(4,628,131)	(3,391,202)	(450,109)	(540)	(6,480,992)	(4,649)	81,069	1,586,024
Net increase (decrease) in net assets	(71,400)	232,885	(712,239)	(821,684)	(315,582)	(75)	(7,106,801)	10,526	1,272,007	10,786,792

Net assets:
Beginning of period	580,337	34,208,224	32,861,252	23,354,664	1,847,282	7,639	56,196,085	140,836	24,561,109	40,552,639
End of period	$508,937	$34,441,109	$32,149,013	$22,532,980	$1,531,700	$7,564	$49,089,284	$151,362	$25,833,116	$51,339,431

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	American Funds Asset Allocation Fund	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(430,362)	$121,784	$475,188	$(530,887)	$(5,185,401)	$(1,350,531)	$(240,736)	$(271,110)	$(459,945)	$(99,118)
Net realized gain (loss) on security transactions	6,739,396	3,461,418	(226,237)	2,157,743	15,342,876	11,400,662	2,202,658	1,266,101	806,015	130,927
Net realized gain distributions	6,848,852	3,068,592	1,735,432	1,422,007	37,815,821	21,968,865	949,902	—	—	251,474
Change in unrealized appreciation (depreciation) during the period	6,805,523	5,089,914	341,304	8,987,025	43,880,033	31,657,075	18,695,245	6,376,761	6,670,127	786,238
Net increase (decrease) in net assets resulting from operations	19,963,409	11,741,708	2,325,687	12,035,888	91,853,329	63,676,071	21,607,069	7,371,752	7,016,197	1,069,521

Unit transactions:
Purchases	663,739	289,233	503,431	141,655	2,125,879	1,559,030	230,956	170,932	126,631	472
Net transfers	11,369,016	4,383,109	28,810,606	3,320,639	35,817,524	18,424,689	25,755,964	4,982,847	6,635,811	(210,815)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(18,473,980)	(10,319,174)	(15,956,561)	(5,927,648)	(49,803,172)	(42,212,553)	(10,755,507)	(4,055,702)	(4,820,500)	(295,717)
Other transactions	1,467	340	14,205	394	6,975	7,009	551	66	528	120
Death benefits	(3,277,309)	(1,211,539)	(2,919,767)	(727,713)	(8,026,835)	(6,909,627)	(1,303,648)	(429,205)	(428,823)	(75,815)
Net annuity transactions	362,176	5,645	250,544	(61,762)	(59,716)	329,433	(35,627)	(16,073)	(10,787)	(5,690)
Net increase (decrease) in net assets resulting from unit transactions	(9,354,891)	(6,852,386)	10,702,458	(3,254,435)	(19,939,345)	(28,802,019)	13,892,689	652,865	1,502,860	(587,445)
Net increase (decrease) in net assets	10,608,518	4,889,322	13,028,145	8,781,453	71,913,984	34,874,052	35,499,758	8,024,617	8,519,057	482,076

Net assets:
Beginning of period	148,582,358	84,142,065	123,541,317	43,944,517	375,951,324	337,129,140	$75,344,612	$28,455,125	$31,146,908	$4,334,457
End of period	$159,190,876	$89,031,387	$136,569,462	$52,725,970	$447,865,308	$372,003,192	$110,844,370	$36,479,742	$39,665,965	$4,816,533

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(10,378)	$(27,764)	$(121,996)	$(143,538)	$(3,765)	$(4,943)	$2,797	$(376,579)	$8,265,082	$(290,611)
Net realized gain (loss) on security transactions	44,469	133,700	1,168,052	719,928	23,199	15,750	19	7,028,288	3,584,080	686,779
Net realized gain distributions	21,776	137,988	850,453	613,920	145,116	21,353	603	5,951,251	—	1,847,725
Change in unrealized appreciation (depreciation) during the period	138,739	313,338	900,045	1,011,286	(67,972)	33,981	4,239	15,048,956	14,242,015	3,034,138
Net increase (decrease) in net assets resulting from operations	194,606	557,262	2,796,554	2,201,596	96,578	66,141	7,658	27,651,916	26,091,177	5,278,031

Unit transactions:
Purchases	—	11,147	129,694	49,294	32,966	—	—	856,734	2,008,736	70,317
Net transfers	46,226	(173,333)	(766,939)	(372,732)	3,923	14,035	4,000	(4,514,340)	(3,055,063)	313,311
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(302,893)	(271,954)	(2,413,733)	(2,297,144)	(36,476)	(141,479)	(2,781)	(20,237,569)	(46,592,144)	(2,956,656)
Other transactions	70	144	(274)	235	—	(1)	—	2,548	15,824	435
Death benefits	—	(28,033)	(361,875)	(303,506)	(22,018)	—	—	(2,965,559)	(8,089,313)	(509,244)
Net annuity transactions	(4,192)	(30,956)	(37,810)	(1,149)	—	(1,386)	—	12,466	421,162	(2,881)
Net increase (decrease) in net assets resulting from unit transactions	(260,789)	(492,985)	(3,450,937)	(2,925,002)	(21,605)	(128,831)	1,219	(26,845,720)	(55,290,798)	(3,084,718)
Net increase (decrease) in net assets	(66,183)	64,277	(654,383)	(723,406)	74,973	(62,690)	8,877	806,196	(29,199,621)	2,193,313

Net assets:
Beginning of period	658,776	1,750,447	15,545,759	13,298,984	581,883	337,303	109,810	163,348,929	362,542,937	21,434,368
End of period	$592,593	$1,814,724	$14,891,376	$12,575,578	$656,856	$274,613	$118,687	$164,155,125	$333,343,316	$23,627,681

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$13,046	$(878,226)	$(165,642)	$1,267,244	$914,233	$(123,858)	$495,762	$(169,233)	$(47,559)	$(204,543)
Net realized gain (loss) on security transactions	780	(1,265,893)	254,654	(1,323,345)	6,975,518	5,275	534,143	3,955,742	471,213	(621,763)
Net realized gain distributions	—	4,647,823	880,982	—	7,931,195	—	—	—	3,339,428	25,348
Change in unrealized appreciation (depreciation) during the period	55,437	5,781,786	20,128	3,043,278	(3,202,208)	5,526,325	7,808,721	13,096,445	146,580	3,194,906
Net increase (decrease) in net assets resulting from operations	69,263	8,285,490	990,122	2,987,177	12,618,738	5,407,742	8,838,626	16,882,954	3,909,662	2,393,948

Unit transactions:
Purchases	13	217,273	33,318	392,953	694,281	167,932	259,904	376,573	288,934	99,208
Net transfers	(80,087)	(179,999)	(1,269,494)	3,866,053	(1,416,596)	546,689	(1,218,325)	(2,240,286)	(670,497)	(185,709)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(27,897)	(5,934,644)	(2,212,915)	(13,029,899)	(25,818,752)	(2,518,547)	(8,327,277)	(14,235,308)	(6,857,857)	(1,277,677)
Other transactions	—	1,092	93	2,185	9,518	1,287	1,071	6,400	5,648	727
Death benefits	(1,171)	(582,302)	(112,348)	(1,978,827)	(4,597,121)	(181,560)	(1,386,214)	(2,221,128)	(955,878)	(134,543)
Net annuity transactions	(3,455)	141,753	(5,184)	23,360	127,891	(9,289)	43,963	141,926	170,827	(5,644)
Net increase (decrease) in net assets resulting from unit transactions	(112,597)	(6,336,827)	(3,566,530)	(10,724,175)	(31,000,779)	(1,993,488)	(10,626,878)	(18,171,823)	(8,018,823)	(1,503,638)
Net increase (decrease) in net assets	(43,334)	1,948,663	(2,576,408)	(7,736,998)	(18,382,041)	3,414,254	(1,788,252)	(1,288,869)	(4,109,161)	890,310

Net assets:
Beginning of period	855,299	45,772,218	14,743,972	108,493,198	207,416,296	14,913,656	64,936,858	110,930,197	61,818,346	10,079,964
End of period	$811,965	$47,720,881	$12,167,564	$100,756,200	$189,034,255	$18,327,910	$63,148,606	$109,641,328	$57,709,185	$10,970,274

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(193,250)	$31,099	$1,410,186	$(619,332)	$(49,790)	$(1,119)	$(12,754)	$(70,585)	$(379,899)	$305,750
Net realized gain (loss) on security transactions	(134,694)	557,199	397,194	3,282,274	2,820,410	7,018	43,333	231,817	1,197,274	(26,101)
Net realized gain distributions	38,962	—	—	5,611,272	5,379,855	12,015	44,703	1,243,063	307,906	—
Change in unrealized appreciation (depreciation) during the period	343,115	1,015,260	1,943,689	11,719,305	3,972,039	(2,474)	177,704	722,560	5,051,697	130,968
Net increase (decrease) in net assets resulting from operations	54,133	1,603,558	3,751,069	19,993,519	12,122,514	15,440	252,986	2,126,855	6,176,978	410,617

Unit transactions:
Purchases	55,525	134,573	382,690	421,754	326,132	—	125	95,419	211,392	111,726
Net transfers	569,958	530,736	8,806,704	(4,775,992)	(3,815,393)	309	(16,956)	(248,945)	(1,651,662)	201,719
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,996,341)	(1,462,965)	(16,242,597)	(15,433,063)	(12,184,212)	(32,629)	(116,319)	(1,201,600)	(3,631,260)	(1,198,163)
Other transactions	23	10	650	(250)	181	—	(1)	664	293	4
Death benefits	(286,400)	(508,666)	(2,783,188)	(2,880,818)	(2,377,200)	(233)	(10,279)	(202,939)	(457,256)	(206,276)
Net annuity transactions	(3,441)	(25,437)	(71,164)	(2,484)	(66,996)	—	(14,506)	(76,521)	(12,058)	(6,554)
Net increase (decrease) in net assets resulting from unit transactions	(1,660,676)	(1,331,749)	(9,906,905)	(22,670,853)	(18,117,488)	(32,553)	(157,936)	(1,633,922)	(5,540,551)	(1,097,544)
Net increase (decrease) in net assets	(1,606,543)	271,809	(6,155,836)	(2,677,334)	(5,994,974)	(17,113)	95,050	492,933	636,427	(686,927)

Net assets:
Beginning of period	13,338,093	12,814,954	111,466,608	109,530,012	84,569,750	97,536	903,875	11,480,135	23,340,974	7,253,753
End of period	$11,731,550	$13,086,763	$105,310,772	$106,852,678	$78,574,776	$80,423	$998,925	$11,973,068	$23,977,401	$6,566,826

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(18,444)	$(16,679)	$(10,524)	$(6,809)	$(538,236)	$(52,878)	$(21,980)	$(29,675)	$34,571	$1,799
Net realized gain (loss) on security transactions	333,580	(3,890)	15,743	(4,651)	74,075	(27,511)	40,021	364,895	(13,262)	83,103
Net realized gain distributions	—	39,159	37,281	21,738	—	—	—	—	—	90,441
Change in unrealized appreciation (depreciation) during the period	1,171,260	137,224	109,935	25,287	44,958	657,975	209,526	746,326	(25,781)	(12,016)
Net increase (decrease) in net assets resulting from operations	1,486,396	155,814	152,435	35,565	(419,203)	577,586	227,567	1,081,546	(4,472)	163,327

Unit transactions:
Purchases	114,359	650	—	—	294,997	11,754	29,892	18,260	28,892	48,300
Net transfers	(13,827)	(19,407)	1,326	(75,900)	2,733,766	(165,568)	275,601	(55,312)	270,740	(135,882)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(847,521)	(501,850)	(40,899)	(23,610)	(9,928,491)	(219,173)	(123,250)	(597,529)	(425,181)	(184,626)
Other transactions	80	—	(1)	—	160	14	183	363	171	1
Death benefits	(81,499)	(47,849)	—	(6,043)	(1,227,693)	(157,141)	(32,990)	(116,709)	(40,580)	(8,176)
Net annuity transactions	(3,647)	—	(10,450)	—	(106,681)	(4,842)	—	18,985	—	(916)
Net increase (decrease) in net assets resulting from unit transactions	(832,055)	(568,456)	(50,024)	(105,553)	(8,233,942)	(534,956)	149,436	(731,942)	(165,958)	(281,299)
Net increase (decrease) in net assets	654,341	(412,642)	102,411	(69,988)	(8,653,145)	42,630	377,003	349,604	(170,430)	(117,972)

Net assets:
Beginning of period	6,723,023	1,675,453	708,498	416,875	57,724,555	2,725,976	1,160,861	6,634,445	4,708,241	1,382,086
End of period	$7,377,364	$1,262,811	$810,909	$346,887	$49,071,410	$2,768,606	$1,537,864	$6,984,049	$4,537,811	$1,264,114

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Rational Dividend Capture VA Fund	Rational Insider Buying VA Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	MFS® Growth Fund	MFS® Global Equity Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund
	Sub-Account (1)	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$68,157	$(37,622)	$4,338	$1,358	$250,520	$(6,437)	$(475,595)	$(52,562)	$(546,387)	$(263,348)
Net realized gain (loss) on security transactions	(3,201)	(189,557)	20,165	47,832	133,059	128,022	2,367,565	314,791	2,604,239	494,178
Net realized gain distributions	—	447,077	105,970	169,133	94,213	150,405	1,066,950	191,200	1,888,711	844,157
Change in unrealized appreciation (depreciation) during the period	(167,125)	301,812	25,899	276,682	217,676	(96,490)	4,258,326	546,440	5,512,821	2,137,432
Net increase (decrease) in net assets resulting from operations	(102,169)	521,710	156,372	495,005	695,468	175,500	7,217,246	999,869	9,459,384	3,212,419

Unit transactions:
Purchases	4,330	11,576	1,688	34,750	41,195	—	25,250	2,970	232,516	34,827
Net transfers	74,136	(123,696)	(50,898)	(229,933)	842,277	(6,605)	(2,149,920)	190,976	(1,918,234)	83,205
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(566,398)	(653,482)	(153,648)	(512,923)	(1,005,290)	(331,475)	(3,386,896)	(662,923)	(6,388,773)	(1,981,172)
Other transactions	1	2	4	1	63	55	(7)	2	3,654	36
Death benefits	162	(4,555)	—	(8,459)	(205,344)	(16,084)	(299,042)	(77,711)	(981,898)	(390,221)
Net annuity transactions	1,420	594	—	—	(1,832)	—	171,502	22,679	91,374	(7,062)
Net increase (decrease) in net assets resulting from unit transactions	(486,349)	(769,561)	(202,854)	(716,564)	(328,931)	(354,109)	(5,639,113)	(524,007)	(8,961,361)	(2,260,387)
Net increase (decrease) in net assets	(588,518)	(247,851)	(46,482)	(221,559)	366,537	(178,609)	1,578,133	475,862	498,023	952,032

Net assets:
Beginning of period	3,991,887	3,742,389	1,432,057	3,283,453	9,315,754	1,754,696	26,796,913	4,771,582	49,243,607	14,169,737
End of period	$3,403,369	$3,494,538	$1,385,575	$3,061,894	$9,682,291	$1,576,087	$28,375,046	$5,247,444	$49,741,630	$15,121,769

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account

Operations:
Net investment income (loss)	$(552,168)	$768,384	$101,228	$1,257,420	$(20,227)	$1,376,235	$1,392	$(400)	$(8,843)	$5,826
Net realized gain (loss) on security transactions	900,994	4,596,648	3,572,860	420,657	165,166	(169,720)	(21)	2,092	40,913	25,981
Net realized gain distributions	569,214	4,040,505	2,429,519	—	263,595	—	2,698	3,808	60,068	36,075
Change in unrealized appreciation (depreciation) during the period	5,724,964	5,464,497	2,857,899	404,717	342,129	221,392	22,158	2,158	12,094	33,807
Net increase (decrease) in net assets resulting from operations	6,643,004	14,870,034	8,961,506	2,082,794	750,663	1,427,907	26,227	7,658	104,232	101,689

Unit transactions:
Purchases	97,831	1,110,062	298,774	170,464	7,548	142,175	—	—	—	280
Net transfers	(1,072,631)	(657,157)	(1,609,297)	5,206,815	229,234	1,516,180	10,251	(11,242)	(112,192)	(41,904)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(4,003,002)	(21,844,433)	(7,909,263)	(10,435,605)	(431,923)	(4,252,984)	(2,929)	(2,488)	(52,306)	(68,863)
Other transactions	358	2,046	2,045	1,585	259	929	—	—	—	—
Death benefits	(571,563)	(3,651,595)	(1,142,709)	(1,344,703)	(82,707)	(596,660)	—	—	(19,763)	(1,498)
Net annuity transactions	(35,732)	538,374	52,706	202,147	(6,106)	379,020	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(5,584,739)	(24,502,703)	(10,307,744)	(6,199,297)	(283,695)	(2,811,340)	7,322	(13,730)	(184,261)	(111,985)
Net increase (decrease) in net assets	1,058,265	(9,632,669)	(1,346,238)	(4,116,503)	466,968	(1,383,433)	33,549	(6,072)	(80,029)	(10,296)

Net assets:
Beginning of period	30,037,343	155,634,755	63,152,998	78,599,528	3,649,101	30,652,921	200,285	36,378	443,860	705,620
End of period	$31,095,608	$146,002,086	$61,806,760	$74,483,025	$4,116,069	$29,269,488	$233,834	$30,306	$363,831	$695,324

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - Asset Allocation Fund	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund
	Sub-Account (4)	Sub-Account (5)	Sub-Account (6)	Sub-Account	Sub-Account (7)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$539	$(5,306)	$(22,877)	$(9,352)	$(1,521)	$(3,894)	$(7,869)	$(157,762)	$238,727	$(153,147)
Net realized gain (loss) on security transactions	91	7,750	(5,003)	35,906	(2,810)	20,372	2,084	535,445	(170,029)	408,906
Net realized gain distributions	—	23,552	—	12,254	—	58,416	1,748	—	—	—
Change in unrealized appreciation (depreciation) during the period	1,152	67,675	474,022	43,175	36,544	79,015	239,139	451,678	184,347	1,050,523
Net increase (decrease) in net assets resulting from operations	1,782	93,671	446,142	81,983	32,213	153,909	235,102	829,361	253,045	1,306,282

Unit transactions:
Purchases	—	1,400	13,593	11,046	—	—	—	2,497	408	224
Net transfers	—	(6,586)	(60,604)	239,887	(142,281)	(112,205)	(35,583)	(133,267)	108,746	(165,948)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(682)	(55,221)	(153,162)	(177,405)	(16,605)	(61,764)	(162,730)	(904,597)	(674,666)	(574,007)
Other transactions	—	—	153	(152)	2	—	1	372	52	269
Death benefits	—	—	(42,028)	(7,355)	—	—	(34,071)	(105,969)	(185,555)	(173,113)
Net annuity transactions	—	—	—	—	—	—	(1,184)	19,332	13,283	(3,951)
Net increase (decrease) in net assets resulting from unit transactions	(682)	(60,407)	(242,048)	66,021	(158,884)	(173,969)	(233,567)	(1,121,632)	(737,732)	(916,526)
Net increase (decrease) in net assets	1,100	33,264	204,094	148,004	(126,671)	(20,060)	1,535	(292,271)	(484,687)	389,756

Net assets:
Beginning of period	43,794	247,562	1,299,458	950,108	126,671	559,679	1,929,599	7,528,292	6,004,460	6,786,779
End of period	$44,894	$280,826	$1,503,552	$1,098,112	$—	$539,619	$1,931,134	$7,236,021	$5,519,773	$7,176,535

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Oppenheimer Equity Income Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account (8)	Sub-Account	Sub-Account (9)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(8,574)	$(45,038)	$(1,647)	$(39,324)	$4,621	$495,660	$(2,696)	$(11,299)	$(108)	$984
Net realized gain (loss) on security transactions	7,762	266,185	102,915	293,047	32,490	(224,371)	41,993	83,560	3,172	10,215
Net realized gain distributions	51,556	—	25,649	232,621	—	—	24,347	27,032	—	—
Change in unrealized appreciation (depreciation) during the period	69,692	1,242,259	27,365	(262)	(30,257)	373,291	21,224	411,278	6,795	56,949
Net increase (decrease) in net assets resulting from operations	120,436	1,463,406	154,282	486,082	6,854	644,580	84,868	510,571	9,859	68,148

Unit transactions:
Purchases	325	15,285	34,140	15,940	—	99,164	—	2,717	—	30
Net transfers	7,150	102,032	64,643	(309,908)	17,483	363,699	(10,230)	(314,893)	(72,701)	27,709
Net interfund transfers due to corporate actions	—	—	277,472	—	(277,472)	—	—	—	—	—
Surrenders for benefit payments and fees	(141,974)	(572,665)	(757,280)	(537,524)	(3,124)	(1,667,138)	(157,987)	(201,397)	(13,240)	(44,794)
Other transactions	43	(1)	(4)	126	—	(11)	39	1	—	—
Death benefits	—	(86,315)	(28,435)	(109,112)	—	(293,322)	—	(2,024)	—	(21,307)
Net annuity transactions	(51,327)	—	13,736	—	(28,005)	—	—	—	(1,649)	—
Net increase (decrease) in net assets resulting from unit transactions	(185,783)	(541,664)	(395,728)	(940,478)	(291,118)	(1,497,608)	(168,178)	(515,596)	(87,590)	(38,362)
Net increase (decrease) in net assets	(65,347)	921,742	(241,446)	(454,396)	(284,264)	(853,028)	(83,310)	(5,025)	(77,731)	29,786

Net assets:
Beginning of period	543,614	4,470,280	1,126,233	4,535,693	284,264	12,444,852	694,957	1,939,236	114,925	294,529
End of period	$478,267	$5,392,022	$884,787	$4,081,297	$—	$11,591,824	$611,647	$1,934,211	$37,194	$324,315

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Putnam VT Small Cap Value Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO StocksPLUS Global Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Jennison 20/20 Focus Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (10)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(3,251)	$354,903	$(33,229)	$(34,307)	$(29,068)	$1,518	$5,431	$10,907	$207	$(699)
Net realized gain (loss) on security transactions	(4,048)	(66,247)	436,476	298,411	(27,308)	1,041	(154)	(21,627)	(50)	13,072
Net realized gain distributions	14,624	—	47,239	—	162,538	4,227	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	8,519	394,390	440,618	(23,534)	300,063	16,760	11,351	93,704	1,382	(3,077)
Net increase (decrease) in net assets resulting from operations	15,844	683,046	891,104	240,570	406,225	23,546	16,628	82,984	1,539	9,296

Unit transactions:
Purchases	10,825	77,963	19,092	482	3,776	—	—	—	—	—
Net transfers	103,750	1,671,187	(310,128)	(5,610,173)	35,531	(133)	(194)	(70,056)	46,791	—
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(142,529)	(4,540,506)	(662,290)	(320,012)	(675,770)	(4,546)	(2,130)	(53,438)	(15,409)	(6,890)
Other transactions	—	1,292	167	46	163	(1)	(1)	—	—	—
Death benefits	—	(740,271)	(73,992)	(24,448)	(74,079)	—	(2,014)	—	—	(23,845)
Net annuity transactions	—	(67,754)	(10,396)	(16,163)	(34,385)	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(27,954)	(3,598,089)	(1,037,547)	(5,970,268)	(744,764)	(4,680)	(4,339)	(123,494)	31,382	(30,735)
Net increase (decrease) in net assets	(12,110)	(2,915,043)	(146,443)	(5,729,698)	(338,539)	18,866	12,289	(40,510)	32,921	(21,439)

Net assets:
Beginning of period	276,555	35,591,635	4,941,254	5,729,698	3,791,920	133,076	134,456	438,441	8,191	54,270
End of period	$264,445	$32,676,592	$4,794,811	$—	$3,453,381	$151,942	$146,745	$397,931	$41,112	$32,831

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	ClearBridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(2,749)	$(414)	$(174)	$30	$1,369	$(700)	$(3,504)	$(510)	$(311,079)	$(53,147)
Net realized gain (loss) on security transactions	6,922	9,957	756	172	(264)	11,201	58,402	18,315	1,127,139	33,597
Net realized gain distributions	—	—	—	—	—	19,074	54,617	9,320	1,338,649	180,021
Change in unrealized appreciation (depreciation) during the period	39,611	(5,979)	2,930	3,528	1,290	54,712	44,747	4,030	1,536,414	366,631
Net increase (decrease) in net assets resulting from operations	43,784	3,564	3,512	3,730	2,395	84,287	154,262	31,155	3,691,123	527,102

Unit transactions:
Purchases	—	—	—	—	—	—	2,120	—	59,164	1,861
Net transfers	(1,287)	—	—	466	587	5,642	(119,333)	(269)	386,855	94,512
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(3,405)	(8,221)	(5,667)	(654)	(1,532)	(77,262)	(217,376)	(15,803)	(2,084,703)	(477,587)
Other transactions	1	(2)	—	—	—	—	—	—	(63)	1
Death benefits	—	(20,349)	—	—	—	(3,174)	(28)	—	(140,175)	(45,759)
Net annuity transactions	(7,259)	—	—	—	—	(5,390)	—	—	26,332	(11,398)
Net increase (decrease) in net assets resulting from unit transactions	(11,950)	(28,572)	(5,667)	(188)	(945)	(80,184)	(334,617)	(16,072)	(1,752,590)	(438,370)
Net increase (decrease) in net assets	31,834	(25,008)	(2,155)	3,542	1,450	4,103	(180,355)	15,083	1,938,533	88,732

Net assets:
Beginning of period	133,406	44,591	12,396	21,280	34,023	662,586	1,494,723	218,390	15,346,497	2,687,446
End of period	$165,240	$19,583	$10,241	$24,822	$35,473	$666,689	$1,314,368	$233,473	$17,285,030	$2,776,178

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund	HIMCO VIT Portfolio Diversifier Fund	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (11)	Sub-Account (12)	Sub-Account (13)

Operations:
Net investment income (loss)	$(290)	$12,967	$(15,297)	$(112)	$(43,324)	$46,946	$104,317	$(31,044)	$77,826	$312,631
Net realized gain (loss) on security transactions	371	(1,523)	27,018	39	404,139	173,768	(525,085)	(1,873,726)	(1,839,621)	(814,014)
Net realized gain distributions	1,133	—	26,197	435	542,134	256,549	—	2,381,898	1,772,763	73,738
Change in unrealized appreciation (depreciation) during the period	1,392	173,702	151,796	1,629	260,445	368,820	(981,979)	741,564	454,850	857,631
Net increase (decrease) in net assets resulting from operations	2,606	185,146	189,714	1,991	1,163,394	846,083	(1,402,747)	1,218,692	465,818	429,986

Unit transactions:
Purchases	10	12,583	1,214	—	21,646	15,672	64,891	975	6,000	76,015
Net transfers	—	(8,122)	4,171	—	(511,686)	(237,083)	3,060,729	(9,027,683)	(5,270,640)	(20,059,992)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(697)	(129,882)	(115,787)	(58)	(850,712)	(690,640)	(3,947,394)	(2,914,818)	(845,403)	(2,216,671)
Other transactions	1	504	—	—	—	4	465	(308)	2	(272)
Death benefits	—	(16,884)	(10,139)	—	(168,135)	(60,577)	(99,551)	(225,626)	(86,075)	(310,785)
Net annuity transactions	—	8,943	—	—	—	—	—	(45,899)	(104,456)	(45,211)
Net increase (decrease) in net assets resulting from unit transactions	(686)	(132,858)	(120,541)	(58)	(1,508,887)	(972,624)	(920,860)	(12,213,359)	(6,300,572)	(22,556,916)
Net increase (decrease) in net assets	1,920	52,288	69,173	1,933	(345,493)	(126,541)	(2,323,607)	(10,994,667)	(5,834,754)	(22,126,930)

Net assets:
Beginning of period	25,604	884,469	841,126	7,307	6,934,766	4,462,379	35,259,019	10,994,667	5,834,754	22,126,930
End of period	$27,524	$936,757	$910,299	$9,240	$6,589,273	$4,335,838	$32,935,412	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth-Income Fund	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account (14)	Sub-Account (15)	Sub-Account (16)	Sub-Account (17)	Sub-Account (18)	Sub-Account (19)	Sub-Account (20)	Sub-Account (21)	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(19,629)	$1,152	$(17,745)	$(85,614)	$(398,399)	$102,513	$(70,763)	$(45,491)	$(45,091)	$(84,187)
Net realized gain (loss) on security transactions	(36,478)	(2,640,356)	(531,916)	(1,924,178)	(20,772,670)	(10,706,797)	(5,010,733)	372,314	20,836	(389)
Net realized gain distributions	—	3,538,457	1,020,326	2,382,733	21,820,667	10,793,152	8,504,782	326,085	278,726	339,583
Change in unrealized appreciation (depreciation) during the period	140,245	694,387	225,228	884,389	9,102,898	3,621,551	3,205,499	302,526	734,233	1,315,639
Net increase (decrease) in net assets resulting from operations	84,138	1,593,640	695,893	1,257,330	9,752,496	3,810,419	6,628,785	955,434	988,704	1,570,646

Unit transactions:
Purchases	7,521	18,407	1,235	34,469	158,851	32,341	212,937	22,264	5,982	40,005
Net transfers	(1,861,317)	(8,191,970)	(2,865,480)	(6,863,073)	(48,403,412)	(25,549,472)	(29,131,634)	(4,178,333)	(79,379)	(185,488)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(243,593)	(1,041,164)	(265,093)	(1,025,236)	(6,030,853)	(2,239,336)	(3,094,967)	(672,250)	(437,798)	(759,528)
Other transactions	100	24	129	(367)	(1,122)	(135)	26	—	177	(2)
Death benefits	(18,391)	(185,371)	(36,531)	(115,412)	(580,425)	(310,007)	(528,599)	(61,333)	(14,078)	(159,608)
Net annuity transactions	(15,773)	(76,950)	(2,473)	(14,331)	(121,934)	(293,155)	(46,382)	(20,743)	(48,340)	69,422
Net increase (decrease) in net assets resulting from unit transactions	(2,131,453)	(9,477,024)	(3,168,213)	(7,983,950)	(54,978,895)	(28,359,764)	(32,588,619)	(4,910,395)	(573,436)	(995,199)
Net increase (decrease) in net assets	(2,047,315)	(7,883,384)	(2,472,320)	(6,726,620)	(45,226,399)	(24,549,345)	(25,959,834)	(3,954,961)	415,268	575,447

Net assets:
Beginning of period	2,047,315	7,883,384	2,472,320	6,726,620	45,226,399	24,549,345	25,959,834	3,954,961	4,652,446	6,458,277
End of period	$—	$—	$—	$—	$—	$—	$—	$—	$5,067,714	$7,033,724

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2017

	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Select International Equity Fund	Variable Portfolio - Loomis Sayles Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$5,059	$(156,457)	$(15,444)	$(113,201)
Net realized gain (loss) on security transactions	28,106	190,682	87,672	152,281
Net realized gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	2,221,814	1,610,467	1,085,973	1,346,874
Net increase (decrease) in net assets resulting from operations	2,254,979	1,644,692	1,158,201	1,385,954

Unit transactions:
Purchases	139,288	9,504	1,554	—
Net transfers	(580,477)	(151,919)	(113,745)	(124,408)
Net interfund transfers due to corporate actions	—	—	—	—
Surrenders for benefit payments and fees	(1,417,865)	(520,250)	(459,646)	(383,136)
Other transactions	1,116	2	281	291
Death benefits	(243,626)	(86,363)	(129,471)	(77,526)
Net annuity transactions	35,079	(16,429)	(15,388)	36,823
Net increase (decrease) in net assets resulting from unit transactions	(2,066,485)	(765,455)	(716,415)	(547,956)
Net increase (decrease) in net assets	188,494	879,237	441,786	837,998

Net assets:
Beginning of period	9,488,547	6,752,146	5,001,617	4,794,952
End of period	$9,677,041	$7,631,383	$5,443,403	$5,632,950

The accompanying notes are an integral part of these financial statements.

(1) Formerly Catalyst Dividend Capture VA Fund. Change effective May 1, 2017.
(2) Formerly Catalyst Insider Buying VA Fund. Change effective May 1, 2017.
(3) Formerly BlackRock Large Cap Growth V.I. Fund. Change effective June 12, 2017.
(4) Formerly UIF Core Plus Fixed Income Portfolio. Change effective May 1, 2017.
(5) Formerly UIF Growth Portfolio. Change effective May 1, 2017.
(6) Formerly UIF Mid Cap Growth Portfolio. Change effective May 1, 2017.
(7) Liquidated as of September 29, 2017.
(8) Merged with Oppenheimer Equity Income Fund/VA . Change effective April 28, 2017.
(9) Merged with Oppenheimer Main Street Fund®/VA . Change effective April 28, 2017.
(10) Liquidated as of May 19, 2017.
(11) Liquidated as of November 10, 2017.
(12) Liquidated as of November 10, 2017.
(13) Liquidated as of November 10, 2017.
(14) Liquidated as of November 10, 2017.
(15) Liquidated as of November 10, 2017.
(16) Liquidated as of November 10, 2017.
(17) Liquidated as of November 10, 2017.
(18) Liquidated as of November 10, 2017.
(19) Liquidated as of November 10, 2017.
(20) Liquidated as of November 10, 2017.
(21) Liquidated as of November 10, 2017.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2016

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$18,003	$(534)	$19,040	$(28,486)	$(20,992)	$(30)	$(10,703)	$(222,692)	$(365,940)	$137,347
Net realized gain (loss) on security transactions	191,753	1,052	(60,925)	(36,008)	225	3,351	9,872	(711,655)	1,281,982	(681,127)
Net realized gain distributions	—	281	309,991	—	98,365	—	—	4,443,014	2,205,108	—
Change in unrealized appreciation (depreciation) during the period	163,998	2,473	(127,234)	(68,351)	284,741	18,012	(53,111)	(1,268,918)	(516,027)	189,947
Net increase (decrease) in net assets resulting from operations	373,754	3,272	140,872	(132,845)	362,339	21,333	(53,942)	2,239,749	2,605,123	(353,833)

Unit transactions:
Purchases	10,214	1,950	3,997	31,543	15,156	—	—	22,495	141,851	245,349
Net transfers	(423,916)	(1,615)	106,730	(33,468)	325,217	(5,679)	5,156	(146,717)	(1,168,512)	5,557,127
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(125,013)	(2,553)	(717,631)	(891,227)	(179,174)	(15,666)	(93,108)	(1,703,834)	(4,825,471)	(15,736,552)
Other transactions	—	—	—	(1)	29	(1)	—	218	(250)	2,413
Death benefits	(26,134)	—	(80,395)	(76,435)	(21,465)	—	(1,607)	(214,602)	(793,898)	(2,538,104)
Net annuity transactions	—	—	—	(25,188)	—	(6,484)	—	26,060	27,105	159,067
Net increase (decrease) in net assets resulting from unit transactions	(564,849)	(2,218)	(687,299)	(994,776)	139,763	(27,830)	(89,559)	(2,016,380)	(6,619,175)	(12,310,700)
Net increase (decrease) in net assets	(191,095)	1,054	(546,427)	(1,127,621)	502,102	(6,497)	(143,501)	223,369	(4,014,052)	(12,664,533)

Net assets:
Beginning of period	2,124,718	80,675	4,904,242	5,971,620	1,563,766	247,525	685,378	16,023,213	35,916,480	107,843,967
End of period	$1,933,623	$81,729	$4,357,815	$4,843,999	$2,065,868	$241,028	$541,877	$16,246,582	$31,902,428	$95,179,434

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$9,260	$(114,250)	$(596,504)	$(416,927)	$(27,415)	$(40)	$(902,742)	$1,171	$(352,788)	$(3,022)
Net realized gain (loss) on security transactions	(17,834)	1,517,008	(89,579)	35,369	(57,104)	207	—	2,365	37,725	974,541
Net realized gain distributions	—	—	2,148,745	1,681,641	—	—	—	6,590	50,445	—
Change in unrealized appreciation (depreciation) during the period	55,083	(2,155,297)	2,066,223	914,735	279,674	681	—	16,586	604,738	1,258,540
Net increase (decrease) in net assets resulting from operations	46,509	(752,539)	3,528,885	2,214,818	195,155	848	(902,742)	26,712	340,120	2,230,059

Unit transactions:
Purchases	—	107,405	311,131	44,258	15,803	—	907,320	108	87,280	147,177
Net transfers	3,038	85,044	(11,596)	(196,721)	105,200	—	37,195,573	(12,821)	(239,927)	(897,860)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(169,671)	(5,429,275)	(4,602,275)	(3,308,178)	(517,014)	(503)	(31,781,103)	(2,089)	(3,413,141)	(5,589,635)
Other transactions	(2)	3,378	(513)	(44)	—	—	1,780	1	1,376	3,205
Death benefits	—	(671,829)	(503,111)	(452,154)	(80,723)	—	(2,502,242)	—	(368,973)	(664,130)
Net annuity transactions	(459)	164	(3,714)	(11,020)	—	—	39,915	—	4,299	78,067
Net increase (decrease) in net assets resulting from unit transactions	(167,094)	(5,905,113)	(4,810,078)	(3,923,859)	(476,734)	(503)	3,861,243	(14,801)	(3,929,086)	(6,923,176)
Net increase (decrease) in net assets	(120,585)	(6,657,652)	(1,281,193)	(1,709,041)	(281,579)	345	2,958,501	11,911	(3,588,966)	(4,693,117)

Net assets:
Beginning of period	700,922	40,865,876	34,142,445	25,063,705	2,128,861	7,294	53,237,584	128,925	28,150,075	45,245,756
End of period	$580,337	$34,208,224	$32,861,252	$23,354,664	$1,847,282	$7,639	$56,196,085	$140,836	$24,561,109	$40,552,639

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	American Funds Asset Allocation Fund	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(418,570)	$115,166	$(143,169)	$(440,435)	$(4,037,438)	$(1,316,892)	$(356,666)	$(324,815)	$(525,468)	$(91,122)
Net realized gain (loss) on security transactions	6,167,284	3,023,646	(21,028)	1,158,763	8,684,449	8,699,960	(212,475)	295,707	571,436	67,892
Net realized gain distributions	3,732,613	6,499,276	465,674	4,022,154	34,390,998	38,029,453	6,933,381	—	6,232,672	840,565
Change in unrealized appreciation (depreciation) during the period	1,421,261	2,563,175	1,708,887	(5,660,040)	(12,552,785)	(14,775,239)	(5,012,465)	988,870	(6,335,431)	(402,414)
Net increase (decrease) in net assets resulting from operations	10,902,588	12,201,263	2,010,364	(919,558)	26,485,224	30,637,282	1,351,775	959,762	(56,791)	414,921

Unit transactions:
Purchases	682,137	206,217	437,251	123,748	1,556,679	963,610	190,568	195,625	174,864	2,506
Net transfers	2,379,739	5,686,986	1,760,221	(3,962,416)	(10,385,731)	(6,815,114)	(769,566)	(738,934)	(974,709)	(24,072)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(19,419,592)	(9,790,842)	(19,580,650)	(5,579,611)	(46,798,099)	(45,017,583)	(10,109,602)	(3,797,125)	(4,635,930)	(394,518)
Other transactions	2,511	5,830	27,039	(425)	2,739	(1,709)	(128)	1,188	93	33
Death benefits	(3,775,215)	(2,295,433)	(3,382,500)	(1,122,780)	(8,371,267)	(7,041,073)	(1,790,932)	(487,216)	(581,902)	(62,276)
Net annuity transactions	30,909	(14,186)	95,159	(55,779)	984,233	641,018	114,022	122,869	(3,279)	(6,581)
Net increase (decrease) in net assets resulting from unit transactions	(20,099,511)	(6,201,428)	(20,643,480)	(10,597,263)	(63,011,446)	(57,270,851)	(12,365,638)	(4,703,593)	(6,020,863)	(484,908)
Net increase (decrease) in net assets	(9,196,923)	5,999,835	(18,633,116)	(11,516,821)	(36,526,222)	(26,633,569)	(11,013,863)	(3,743,831)	(6,077,654)	(69,987)

Net assets:
Beginning of period	157,779,281	78,142,230	142,174,433	55,461,338	412,477,546	363,762,709	$86,358,475	$32,198,956	$37,224,562	$4,404,444
End of period	$148,582,358	$84,142,065	$123,541,317	$43,944,517	$375,951,324	$337,129,140	$75,344,612	$28,455,125	$31,146,908	$4,334,457

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(12,827)	$(26,331)	$(157,309)	$(172,152)	$(5,601)	$(4,316)	$3,024	$(599,898)	$11,838,674	$(437,127)
Net realized gain (loss) on security transactions	(31,355)	400	1,055,805	308,385	51,772	(17)	(2,739)	6,097,992	(2,806,671)	7,433
Net realized gain distributions	40,421	179,290	1,475,838	898,216	—	14,187	—	19,762,430	—	377,024
Change in unrealized appreciation (depreciation) during the period	(9,082)	(166,521)	(1,455,818)	208,814	(7,945)	(10,633)	7,049	(3,749,728)	32,267,885	(1,068,296)
Net increase (decrease) in net assets resulting from operations	(12,843)	(13,162)	918,516	1,243,263	38,226	(779)	7,334	21,510,796	41,299,888	(1,120,966)

Unit transactions:
Purchases	—	—	109,113	43,660	650	40	—	378,324	1,333,556	60,055
Net transfers	(21,846)	108,175	(733,767)	(168,874)	(62,781)	20,709	54	1,389,048	(7,595,686)	(1,732,808)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(82,998)	(143,477)	(2,983,398)	(2,156,549)	(45,486)	(76,396)	(4,965)	(21,727,930)	(52,392,302)	(3,140,483)
Other transactions	1	(3)	(1)	(21)	—	—	—	3,462	8,986	1,745
Death benefits	(90,141)	(697)	(277,234)	(157,646)	(6,252)	—	(18,661)	(3,216,967)	(9,042,444)	(413,659)
Net annuity transactions	—	(20,244)	(26,265)	(919)	—	4,907	—	421,594	757,545	20,138
Net increase (decrease) in net assets resulting from unit transactions	(194,984)	(56,246)	(3,911,552)	(2,440,349)	(113,869)	(50,740)	(23,572)	(22,752,469)	(66,930,345)	(5,205,012)
Net increase (decrease) in net assets	(207,827)	(69,408)	(2,993,036)	(1,197,086)	(75,643)	(51,519)	(16,238)	(1,241,673)	(25,630,457)	(6,325,978)

Net assets:
Beginning of period	866,603	1,819,855	18,538,795	14,496,070	657,526	388,822	126,048	164,590,602	388,173,394	27,760,346
End of period	$658,776	$1,750,447	$15,545,759	$13,298,984	$581,883	$337,303	$109,810	$163,348,929	$362,542,937	$21,434,368

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(2,985)	$(884,975)	$(121,582)	$2,031,619	$442,453	$(125,035)	$139,297	$328,482	$(113,483)	$(205,802)
Net realized gain (loss) on security transactions	1	(2,190,424)	(75,812)	(3,359,683)	6,584,539	(1,512,390)	(1,295,756)	1,400,287	(236,719)	(1,531,127)
Net realized gain distributions	—	5,631,113	1,878,614	—	16,757,570	—	1,181,917	4,456,548	4,747,795	1,612,358
Change in unrealized appreciation (depreciation) during the period	(8,370)	(1,606,732)	1,381,067	8,325,389	3,127,602	3,722,248	3,366,852	1,740,379	1,341,796	(527,234)
Net increase (decrease) in net assets resulting from operations	(11,354)	948,982	3,062,287	6,997,325	26,912,164	2,084,823	3,392,310	7,925,696	5,739,389	(651,805)

Unit transactions:
Purchases	46,004	140,353	40,702	471,716	830,876	46,249	212,222	420,024	221,841	37,448
Net transfers	58,763	(1,185,775)	1,833,334	(1,616,957)	(6,796,358)	168,396	409,048	(1,981,961)	(1,831,548)	(875,668)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(37,299)	(5,560,838)	(1,899,395)	(17,744,419)	(28,767,613)	(2,163,473)	(8,892,563)	(16,260,866)	(8,013,444)	(1,169,485)
Other transactions	156	397	62	(295)	8,387	52	(384)	2,543	25,039	—
Death benefits	(45,735)	(695,880)	(213,253)	(2,433,620)	(4,708,712)	(132,262)	(1,375,147)	(2,529,811)	(961,068)	(160,999)
Net annuity transactions	(12,707)	65,308	443	(95,145)	60,236	7,579	93,137	(12,503)	19,295	1,165
Net increase (decrease) in net assets resulting from unit transactions	9,182	(7,236,435)	(238,107)	(21,418,720)	(39,373,184)	(2,073,459)	(9,553,687)	(20,362,574)	(10,539,885)	(2,167,539)
Net increase (decrease) in net assets	(2,172)	(6,287,453)	2,824,180	(14,421,395)	(12,461,020)	11,364	(6,161,377)	(12,436,878)	(4,800,496)	(2,819,344)

Net assets:
Beginning of period	857,471	52,059,671	11,919,792	122,914,593	219,877,316	14,902,292	71,098,235	123,367,075	66,618,842	12,899,308
End of period	$855,299	$45,772,218	$14,743,972	$108,493,198	$207,416,296	$14,913,656	$64,936,858	$110,930,197	$61,818,346	$10,079,964

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(209,114)	$85,403	$1,045,008	$(608,205)	$311,735	$2,526	$(11,617)	$(75,405)	$(286,097)	$325,807
Net realized gain (loss) on security transactions	(360,076)	593,489	313,971	923,403	1,709,473	8,463	7,199	304,776	808,126	(147,656)
Net realized gain distributions	11,290	—	451,606	10,740,554	9,435,755	27,215	96,149	1,446,014	3,519,439	—
Change in unrealized appreciation (depreciation) during the period	691,298	(116,267)	1,640,735	(7,104,311)	(1,232,989)	(54,355)	(93,280)	(1,227,725)	(4,730,050)	684,523
Net increase (decrease) in net assets resulting from operations	133,398	562,625	3,451,320	3,951,441	10,223,974	(16,151)	(1,549)	447,660	(688,582)	862,674

Unit transactions:
Purchases	42,435	4,397	804,972	791,552	650,266	—	1,300	102,175	120,415	71,511
Net transfers	228,776	519,280	628,215	(727,906)	(1,290,477)	(9,728)	(70,680)	277,173	(1,622,443)	(154,874)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,751,102)	(2,479,880)	(15,598,145)	(14,560,331)	(10,772,766)	(33,811)	(46,409)	(1,717,787)	(3,556,726)	(755,613)
Other transactions	(2)	9	(772)	(1,009)	(30)	1	(1)	9	15	(1)
Death benefits	(231,765)	(146,278)	(3,059,927)	(2,185,016)	(1,647,825)	—	—	(109,118)	(431,974)	(214,609)
Net annuity transactions	(3,357)	(674)	(63,698)	45,004	(69,635)	—	(12,969)	(55,259)	(10,071)	(3,380)
Net increase (decrease) in net assets resulting from unit transactions	(1,715,015)	(2,103,146)	(17,289,355)	(16,637,706)	(13,130,467)	(43,538)	(128,759)	(1,502,807)	(5,500,784)	(1,056,966)
Net increase (decrease) in net assets	(1,581,617)	(1,540,521)	(13,838,035)	(12,686,265)	(2,906,493)	(59,689)	(130,308)	(1,055,147)	(6,189,366)	(194,292)

Net assets:
Beginning of period	14,919,710	14,355,475	125,304,643	122,216,277	87,476,243	157,225	1,034,183	12,535,282	29,530,340	7,448,045
End of period	$13,338,093	$12,814,954	$111,466,608	$109,530,012	$84,569,750	$97,536	$903,875	$11,480,135	$23,340,974	$7,253,753

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(3,819)	$(7,123)	$(11,233)	$(7,361)	$(836,977)	$(53,438)	$(14,821)	$(28,354)	$18,739	$3,266
Net realized gain (loss) on security transactions	159,666	(83,064)	46,200	(8,211)	27,929	(154,206)	(14,758)	324,503	(12,715)	62,787
Net realized gain distributions	—	96,634	91,642	55,173	—	287,280	45,606	—	—	166,115
Change in unrealized appreciation (depreciation) during the period	(188,355)	179,519	(52,268)	(7,421)	289,186	(99,034)	92,106	39,762	(8,374)	(85,053)
Net increase (decrease) in net assets resulting from operations	(32,508)	185,966	74,341	32,180	(519,862)	(19,398)	108,133	335,911	(2,350)	147,115

Unit transactions:
Purchases	35,216	1,370	—	—	169,685	3,198	120	2,467	28,892	2,606
Net transfers	136,884	116,862	(194,100)	(31,402)	2,539,729	(29,459)	220,184	235,003	1,536,266	4,638
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(910,684)	(273,566)	(63,484)	(55,664)	(10,005,217)	(368,418)	(74,410)	(834,587)	(1,717,960)	(174,267)
Other transactions	(6)	2	—	—	(230)	(4)	1	47	—	—
Death benefits	(77,292)	(6,144)	(1,080)	—	(1,178,274)	(39,518)	(7,914)	(226,049)	(68,525)	(7,893)
Net annuity transactions	(23,929)	—	(5,467)	—	(99,376)	1,748	—	(16,609)	—	(772)
Net increase (decrease) in net assets resulting from unit transactions	(839,811)	(161,476)	(264,131)	(87,066)	(8,573,683)	(432,453)	137,981	(839,728)	(221,327)	(175,688)
Net increase (decrease) in net assets	(872,319)	24,490	(189,790)	(54,886)	(9,093,545)	(451,851)	246,114	(503,817)	(223,677)	(28,573)

Net assets:
Beginning of period	7,595,342	1,650,963	898,288	471,761	66,818,100	3,177,827	914,747	7,138,262	4,931,918	1,410,659
End of period	$6,723,023	$1,675,453	$708,498	$416,875	$57,724,555	$2,725,976	$1,160,861	$6,634,445	$4,708,241	$1,382,086

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Catalyst Dividend Capture VA Fund	Catalyst Insider Buying VA Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	MFS® Growth Fund	MFS® Global Equity Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$135,752	$(38,043)	$5,494	$(1,963)	$264,730	$(3,873)	$(488,975)	$(44,183)	$(486,242)	$(310,844)
Net realized gain (loss) on security transactions	23,709	(192,305)	(14,615)	21,530	86,276	159,600	1,376,681	220,614	1,996,576	427,479
Net realized gain distributions	—	1,079,874	26,690	204,430	—	22,838	1,714,027	253,142	5,440,422	1,185,994
Change in unrealized appreciation (depreciation) during the period	85,352	(545,522)	193,398	214,050	584,906	67,387	(2,441,354)	(174,346)	(3,868,408)	(959,147)
Net increase (decrease) in net assets resulting from operations	244,813	304,004	210,967	438,047	935,912	245,952	160,379	255,227	3,082,348	343,482

Unit transactions:
Purchases	9,856	6,387	189	5,609	99,759	175	36,167	11,929	147,799	48,842
Net transfers	(138,503)	(193,521)	(130,694)	325,570	(142,004)	38,246	327,398	164,074	(905,970)	(3,579,020)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(666,223)	(627,492)	(197,983)	(984,370)	(1,531,598)	(302,228)	(3,963,099)	(682,054)	(6,502,837)	(2,010,104)
Other transactions	—	30	(2)	1	(1)	—	687	—	(5,362)	258
Death benefits	(69,588)	(102,420)	(14,911)	(21,814)	(242,907)	(70,457)	(460,582)	(77,390)	(1,137,300)	(289,837)
Net annuity transactions	2,542	1,856	—	—	(1,732)	—	(5,188)	(28,528)	79,622	(3,511)
Net increase (decrease) in net assets resulting from unit transactions	(861,916)	(915,160)	(343,401)	(675,004)	(1,818,483)	(334,264)	(4,064,617)	(611,969)	(8,324,048)	(5,833,372)
Net increase (decrease) in net assets	(617,103)	(611,156)	(132,434)	(236,957)	(882,571)	(88,312)	(3,904,238)	(356,742)	(5,241,700)	(5,489,890)

Net assets:
Beginning of period	4,608,990	4,353,545	1,564,491	3,520,410	10,198,325	1,843,008	30,701,151	5,128,324	54,485,307	19,659,627
End of period	$3,991,887	$3,742,389	$1,432,057	$3,283,453	$9,315,754	$1,754,696	$26,796,913	$4,771,582	$49,243,607	$14,169,737

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(551,772)	$1,739,704	$212,544	$1,450,904	$(39,413)	$1,544,137	$998	$(109)	$(6,365)	$5,990
Net realized gain (loss) on security transactions	(126,439)	3,778,870	3,526,224	817,836	97,418	(837,579)	(16,281)	(80)	19,219	16,632
Net realized gain distributions	1,356,031	5,221,271	5,121,891	—	360,431	—	—	59	37,161	20,499
Change in unrealized appreciation (depreciation) during the period	1,322,210	472,886	(1,669,725)	(65,868)	(189,375)	2,702,762	18,497	529	(26,011)	59,684
Net increase (decrease) in net assets resulting from operations	2,000,030	11,212,731	7,190,934	2,202,872	229,061	3,409,320	3,214	399	24,004	102,805

Unit transactions:
Purchases	69,609	660,924	239,818	173,046	1,593	127,871	—	—	—	4,009
Net transfers	(686,792)	358,017	(1,165,276)	3,180,076	(104,329)	879,441	2,355	—	1,720	(82,459)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(3,899,126)	(22,300,395)	(8,749,185)	(11,619,807)	(351,894)	(4,785,756)	(12,631)	(2,448)	(20,776)	(55,004)
Other transactions	(3,495)	(343)	(1,489)	(233)	(13)	276	—	—	—	1
Death benefits	(391,195)	(3,553,905)	(1,351,291)	(2,010,208)	(94,708)	(855,385)	(62,863)	—	(7,078)	(24,408)
Net annuity transactions	15,678	366,388	102,234	(1,144)	(8,249)	16,545	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(4,895,321)	(24,469,314)	(10,925,189)	(10,278,270)	(557,600)	(4,617,008)	(73,139)	(2,448)	(26,134)	(157,861)
Net increase (decrease) in net assets	(2,895,291)	(13,256,583)	(3,734,255)	(8,075,398)	(328,539)	(1,207,688)	(69,925)	(2,049)	(2,130)	(55,056)

Net assets:
Beginning of period	32,932,634	168,891,338	66,887,253	86,674,926	3,977,640	31,860,609	270,210	38,427	445,990	760,676
End of period	$30,037,343	$155,634,755	$63,152,998	$78,599,528	$3,649,101	$30,652,921	$200,285	$36,378	$443,860	$705,620

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	UIF Core Plus Fixed Income Portfolio	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(13)	$(4,755)	$(22,862)	$(11,056)	$(1,827)	$(4,294)	$4,702
Net realized gain (loss) on security transactions	53	(125)	(64,216)	7,566	(2,848)	(5,408)	(71,738)
Net realized gain distributions	—	42,447	71,910	48,930	5,360	16,085	25,647
Change in unrealized appreciation (depreciation) during the period	1,686	(46,491)	(144,356)	57,282	(13,664)	(9,748)	101,873
Net increase (decrease) in net assets resulting from operations	1,726	(8,924)	(159,524)	102,722	(12,979)	(3,365)	60,484

Unit transactions:
Purchases	—	10,500	3,367	691	21,000	—	—
Net transfers	—	(5,224)	(19,854)	188,763	380	(3,250)	(130,340)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(715)	(10,823)	(175,534)	(50,219)	(10,037)	(50,295)	(307,826)
Other transactions	—	(2)	—	(1)	1	—	6
Death benefits	—	—	(22,531)	(13,539)	—	(7,739)	(377,178)
Net annuity transactions	—	—	—	—	—	—	(1,163)
Net increase (decrease) in net assets resulting from unit transactions	(715)	(5,549)	(214,552)	125,695	11,344	(61,284)	(816,501)
Net increase (decrease) in net assets	1,011	(14,473)	(374,076)	228,417	(1,635)	(64,649)	(756,017)

Net assets:
Beginning of period	42,783	262,035	1,673,534	721,691	128,306	624,328	2,685,616
End of period	$43,794	$247,562	$1,299,458	$950,108	$126,671	$559,679	$1,929,599

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Oppenheimer Equity Income Fund/VA	Putnam VT Diversified Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(164,515)	$526,651	$(152,948)	$(10,959)	$(39,334)	$(4,228)	$(58,103)	$9,735	$759,401
Net realized gain (loss) on security transactions	433,414	(190,622)	311,084	4,811	254,674	27,907	170,737	215	(516,691)
Net realized gain distributions	—	272,721	—	83,311	333,431	64,334	167,899	—	—
Change in unrealized appreciation (depreciation) during the period	550,766	(114,443)	(183,710)	(114,647)	(696,118)	(39,483)	338,093	22,155	177,118
Net increase (decrease) in net assets resulting from operations	819,665	494,307	(25,574)	(37,484)	(147,347)	48,530	618,626	32,105	419,828

Unit transactions:
Purchases	15,291	3,595	652	365	1,883	1,973	21,543	—	74,443
Net transfers	(339,499)	86,893	(62,909)	(23,265)	(64,284)	616,028	(82,980)	1,640	(140,326)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(663,653)	(572,430)	(830,276)	(291,624)	(1,028,956)	(76,574)	(651,965)	(16,455)	(2,148,999)
Other transactions	40	4	58	(2)	—	(2)	—	1	—
Death benefits	(112,779)	(183,383)	(129,417)	—	(12,933)	(8,466)	(56,929)	—	(211,006)
Net annuity transactions	(8,287)	31,392	(9,023)	(29,390)	—	—	—	(7,826)	—
Net increase (decrease) in net assets resulting from unit transactions	(1,108,887)	(633,929)	(1,030,915)	(343,916)	(1,104,290)	532,959	(770,331)	(22,640)	(2,425,888)
Net increase (decrease) in net assets	(289,222)	(139,622)	(1,056,489)	(381,400)	(1,251,637)	581,489	(151,705)	9,465	(2,006,060)

Net assets:
Beginning of period	7,817,514	6,144,082	7,843,268	925,014	5,721,917	544,744	4,687,398	274,799	14,450,912
End of period	$7,528,292	$6,004,460	$6,786,779	$543,614	$4,470,280	$1,126,233	$4,535,693	$284,264	$12,444,852

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Small Cap Value Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio
	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$907	$(1,542)	$1,316	$6,158	$(940)	$455,298	$(28,438)	$(51,957)	$(29,069)
Net realized gain (loss) on security transactions	(1,212)	975	(1,690)	11,729	(4,051)	46,681	293,875	(39,240)	(141,291)
Net realized gain distributions	54,695	—	—	—	16,734	—	174,272	612,687	200,165
Change in unrealized appreciation (depreciation) during the period	(15,260)	14,074	(3,239)	(37,838)	27,064	(165,682)	(32,011)	27,298	427,457
Net increase (decrease) in net assets resulting from operations	39,130	13,507	(3,613)	(19,951)	38,807	336,297	407,698	548,788	457,262

Unit transactions:
Purchases	—	—	—	120	325	83,515	4,055	1,617	3,741
Net transfers	219,853	(62,720)	(2,834)	(29,086)	93,188	339,553	(221,789)	(238,613)	34,974
Net interfund transfers due to corporate actions	—	1,999,967	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(195,321)	(11,518)	(46,387)	(97,843)	(19,357)	(6,016,977)	(658,419)	(673,397)	(644,870)
Other transactions	12	—	1	—	—	3,345	(26)	6	(14)
Death benefits	—	—	(12,504)	—	—	(792,739)	(66,419)	(112,366)	(133,752)
Net annuity transactions	—	—	(1,451)	—	—	60,290	8,324	10,792	20,776
Net increase (decrease) in net assets resulting from unit transactions	24,544	1,925,729	(63,175)	(126,809)	74,156	(6,323,013)	(934,274)	(1,011,961)	(719,145)
Net increase (decrease) in net assets	63,674	1,939,236	(66,788)	(146,760)	112,963	(5,986,716)	(526,576)	(463,173)	(261,883)

Net assets:
Beginning of period	631,283	—	181,713	441,289	163,592	41,578,351	5,467,830	6,192,871	4,053,803
End of period	$694,957	$1,939,236	$114,925	$294,529	$276,555	$35,591,635	$4,941,254	$5,729,698	$3,791,920

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO StocksPLUS Global Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Jennison 20/20 Focus Fund	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,401	$2,385	$19,496	$66	$(1,066)	$(2,432)	$(642)	$(214)	$(17)	$1,444
Net realized gain (loss) on security transactions	(2,684)	(730)	(19,883)	(260)	16,144	4,968	902	32	603	(2,246)
Net realized gain distributions	2,089	—	77,978	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	10,625	13,419	(45,393)	360	(16,819)	(7,724)	3,453	(585)	2,431	6,817
Net increase (decrease) in net assets resulting from operations	11,431	15,074	32,198	166	(1,741)	(5,188)	3,713	(767)	3,017	6,015

Unit transactions:
Purchases	—	5,922	—	—	—	—	—	—	—	—
Net transfers	1,982	(52)	(33,217)	39	—	178	—	—	(4,968)	644
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(7,420)	(3,924)	(41,838)	(2,769)	(5,453)	(1,710)	(3,225)	(352)	(854)	(15,746)
Other transactions	1	—	378	—	79	2	(3)	—	—	—
Death benefits	(46,932)	(8,177)	(6,906)	—	(15,130)	(8,854)	—	—	(493)	—
Net annuity transactions	—	—	—	—	(8,829)	(6,197)	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(52,369)	(6,231)	(81,583)	(2,730)	(29,333)	(16,581)	(3,228)	(352)	(6,315)	(15,102)
Net increase (decrease) in net assets	(40,938)	8,843	(49,385)	(2,564)	(31,074)	(21,769)	485	(1,119)	(3,298)	(9,087)

Net assets:
Beginning of period	174,014	125,613	487,826	10,755	85,344	155,175	44,106	13,515	24,578	43,110
End of period	$133,076	$134,456	$438,441	$8,191	$54,270	$133,406	$44,591	$12,396	$21,280	$34,023

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	ClearBridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$179	$(7,574)	$(1,820)	$(307,522)	$(54,718)	$(238)	$13,392	$(15,683)
Net realized gain (loss) on security transactions	(1,057)	9,387	8,465	895,058	(20,695)	524	(31,707)	(5,687)
Net realized gain distributions	13,174	125,658	15,756	1,423,482	297,873	693	70,043	90,790
Change in unrealized appreciation (depreciation) during the period	60,631	95,202	5,320	(2,040,298)	(269,372)	410	(46,207)	(18,010)
Net increase (decrease) in net assets resulting from operations	72,927	222,673	27,721	(29,280)	(46,912)	1,389	5,521	51,410

Unit transactions:
Purchases	—	100	—	52,886	926	120	1,872	544
Net transfers	(4,995)	33,657	192	(498,354)	(247,342)	—	(9,275)	(97,590)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(88,813)	(114,792)	(43,719)	(2,050,317)	(401,966)	(1,396)	(165,764)	(139,323)
Other transactions	1	2	—	113	1	—	—	—
Death benefits	—	—	—	(246,901)	(91,028)	—	(671)	(14,899)
Net annuity transactions	(5,103)	—	—	55,028	(6,512)	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(98,910)	(81,033)	(43,527)	(2,687,545)	(745,921)	(1,276)	(173,838)	(251,268)
Net increase (decrease) in net assets	(25,983)	141,640	(15,806)	(2,716,825)	(792,833)	113	(168,317)	(199,858)

Net assets:
Beginning of period	688,569	1,353,083	234,196	18,063,322	3,480,279	25,491	1,052,786	1,040,984
End of period	$662,586	$1,494,723	$218,390	$15,346,497	$2,687,446	$25,604	$884,469	$841,126

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund	HIMCO VIT Portfolio Diversifier Fund	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(92)	$51,202	$48,631	$(276,578)	$70,563	$40,386	$441,086	$(1,638)	$19,060
Net realized gain (loss) on security transactions	11	427,693	328,585	(463,365)	80	(29,131)	(1,781)	(24,672)	(75,960)
Net realized gain distributions	511	704,472	326,223	—	1,787,798	1,216,277	220,144	—	1,071,824
Change in unrealized appreciation (depreciation) during the period	(13)	(481,440)	(183,851)	(1,081,971)	(1,067,284)	(369,456)	(346,086)	41,415	(622,517)
Net increase (decrease) in net assets resulting from operations	417	701,927	519,588	(1,821,914)	791,157	858,076	313,363	15,105	392,407

Unit transactions:
Purchases	—	24,215	—	108,557	32,475	6,020	302,945	36,319	3,153
Net transfers	—	(575,378)	(39,766)	2,689,767	888,655	510,654	(11,073)	190,253	(13,639)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(46)	(841,985)	(3,219,995)	(6,244,162)	(2,591,363)	(921,190)	(3,231,569)	(285,068)	(1,295,546)
Other transactions	—	35	3	15	1	(1)	99	(1)	(1)
Death benefits	—	(172,224)	(144,400)	(382,674)	(47,765)	(77,831)	(311,416)	(99,245)	(82,511)
Net annuity transactions	—	—	—	—	(14,550)	(22,212)	(10,016)	(5,459)	(22,613)
Net increase (decrease) in net assets resulting from unit transactions	(46)	(1,565,337)	(3,404,158)	(3,828,497)	(1,732,547)	(504,560)	(3,261,030)	(163,201)	(1,411,157)
Net increase (decrease) in net assets	371	(863,410)	(2,884,570)	(5,650,411)	(941,390)	353,516	(2,947,667)	(148,096)	(1,018,750)

Net assets:
Beginning of period	6,936	7,798,176	7,346,949	40,909,430	11,936,057	5,481,238	25,074,597	2,195,411	8,902,134
End of period	$7,307	$6,934,766	$4,462,379	$35,259,019	$10,994,667	$5,834,754	$22,126,930	$2,047,315	$7,883,384

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth-Income Fund	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)

Operations:
Net investment income (loss)	$5,586	$(85,863)	$(570,599)	$11,984	$(44,402)	$11,247	$(51,097)	$(84,974)	$(16,369)	$(98,147)
Net realized gain (loss) on security transactions	5,567	(86,472)	(355,997)	(161,943)	(575,620)	(85,291)	(101,967)	(153,809)	(354,794)	24,655
Net realized gain distributions	427,812	1,367,791	18,559,062	7,135,206	3,074,935	165,950	375,955	826,351	—	—
Change in unrealized appreciation (depreciation) during the period	(471,937)	(1,191,376)	(14,366,804)	(4,751,444)	(1,926,921)	28,800	185,976	(317,449)	100,417	360,615
Net increase (decrease) in net assets resulting from operations	(32,972)	4,080	3,265,662	2,233,803	527,992	120,706	408,867	270,119	(270,746)	287,123

Unit transactions:
Purchases	1,190	22,750	180,580	101,221	138,087	2,013	1,176	18,014	7,761	1,336
Net transfers	156,459	(38,532)	(2,708,383)	(713,011)	(461,499)	(274,926)	(35,498)	63,518	154,035	(162,267)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	6,889,291
Surrenders for benefit payments and fees	(170,189)	(967,532)	(6,995,687)	(3,543,094)	(3,814,358)	(430,405)	(416,237)	(520,957)	(1,548,733)	(345,017)
Other transactions	—	(44)	(188)	(110)	(1)	—	82	31	346	—
Death benefits	(45,856)	(39,670)	(692,543)	(465,545)	(544,955)	(45,928)	(128,032)	(156,194)	(221,208)	(7,707)
Net annuity transactions	(684)	(2,011)	(38,119)	(74,973)	(3,845)	(6,020)	(22,484)	(14,756)	(8,925)	89,387
Net increase (decrease) in net assets resulting from unit transactions	(59,080)	(1,025,039)	(10,254,340)	(4,695,512)	(4,686,571)	(755,266)	(600,993)	(610,344)	(1,616,724)	6,465,023
Net increase (decrease) in net assets	(92,052)	(1,020,959)	(6,988,678)	(2,461,709)	(4,158,579)	(634,560)	(192,126)	(340,225)	(1,887,470)	6,752,146

Net assets:
Beginning of period	2,564,372	7,747,579	52,215,077	27,011,054	30,118,413	4,589,521	4,844,572	6,798,502	11,376,017	—
End of period	$2,472,320	$6,726,620	$45,226,399	$24,549,345	$25,959,834	$3,954,961	$4,652,446	$6,458,277	$9,488,547	$6,752,146

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2016

	Columbia Variable Portfolio - Select International Equity Fund	Variable Portfolio - Loomis Sayles Growth Fund
	Sub-Account (2)	Sub-Account (2)

Operations:
Net investment income (loss)	$(18,784)	$(71,745)
Net realized gain (loss) on security transactions	(23,386)	31,227
Net realized gain distributions	—	—
Change in unrealized appreciation (depreciation) during the period	(145,059)	244,693
Net increase (decrease) in net assets resulting from operations	(187,229)	204,175

Unit transactions:
Purchases	1,384	400
Net transfers	13,953	42,200
Net interfund transfers due to corporate actions	5,513,281	4,844,543
Surrenders for benefit payments and fees	(318,640)	(323,515)
Other transactions	1	(164)
Death benefits	(88,999)	(31,545)
Net annuity transactions	67,866	58,858
Net increase (decrease) in net assets resulting from unit transactions	5,188,846	4,590,777
Net increase (decrease) in net assets	5,001,617	4,794,952

Net assets:
Beginning of period	—	—
End of period	$5,001,617	$4,794,952

The accompanying notes are an integral part of these financial statements.

(1) Funded as of November 18, 2016.
(2) Funded as of April 29, 2016.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Notes to Financial Statements
December 31, 2017

1. Organization:

Separate Account Seven (the “Account”) is a separate investment account established by Hartford Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

On December 3, 2017, a Stock and Asset Purchase Agreement was entered into by and among Hartford Holdings, Inc. (“HHI”) and its parent company, The Hartford Financial Services Group, Inc. (“HFSG”), Hopmeadow Acquisition, Inc. (“Buyer”), Hopmeadow Holdings, LP (“Buyer Parent”) and Hopmeadow Holdings GP LLC (“Buyer Parent GP”), pursuant to which HHI agreed to sell all of the issued and outstanding equity of Hartford Life, Inc. (“HLI”), the parent of the Sponsor Company and its indirect wholly owned subsidiary, Hartford Life and Annuity Insurance Company, to Buyer (the “Talcott Resolution Sale Transaction”).  Buyer, Buyer Parent and Buyer Parent GP are funded by a group of investors (the “Investor Group”) led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. HHI will also be a member of the Investor Group.

The closing of the Talcott Resolution Sale Transaction is subject to regulatory approvals, and the satisfaction of other closing conditions. The administration, terms, features and benefits of the contracts will not change as a result of the sale. The Talcott Resolution Sale Transaction is expected to close in the first half of 2018.

The Account is comprised of the following Sub-Accounts:
American Century VP Value Fund, American Century VP Growth Fund, AB VPS Balanced Wealth Strategy Portfolio, AB VPS International Value Portfolio, AB VPS Small/Mid Cap Value Portfolio, AB VPS Value Portfolio, AB VPS International Growth Portfolio, Invesco V.I. Value Opportunities Fund, Invesco V.I. Core Equity Fund, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. International Growth Fund, Invesco V.I. Mid Cap Core Equity Fund, Invesco V.I. Small Cap Equity Fund, Invesco V.I. Balanced Risk Allocation Fund, Invesco V.I. Diversified Dividend Fund, Invesco V.I. Government Money Market Fund, American Century VP Mid Cap Value Fund, American Funds Global Bond Fund, American Funds Global Growth and Income Fund, American Funds Asset Allocation Fund, American Funds Blue Chip Income and Growth Fund, American Funds Bond Fund, American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, American Funds New World Fund, American Funds Global Small Capitalization Fund, Columbia Variable Portfolio - Small Company Growth Fund, Wells Fargo VT Omega Growth Fund, Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Value Strategies Portfolio, Fidelity® VIP Dynamic Capital Appreciation Portfolio, Fidelity® VIP Strategic Income Portfolio, Franklin Rising Dividends VIP Fund, Franklin Income VIP Fund, Franklin Large Cap Growth VIP Fund, Franklin Global Real Estate VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund, Franklin Mutual Shares VIP Fund, Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, Templeton Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin Flex Cap Growth VIP Fund, Templeton Global Bond VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, Rational Dividend Capture VA Fund (Formerly Catalyst Dividend Capture VA Fund), Rational Insider Buying VA Fund (Formerly Catalyst Insider Buying VA Fund), Lord Abbett Fundamental Equity Fund, Lord Abbett Calibrated Dividend Growth Fund, Lord Abbett Bond Debenture Fund, Lord Abbett Growth and Income Fund, MFS® Growth Fund, MFS® Global Equity Fund, MFS® Investors Trust Fund, MFS® Mid Cap Growth Fund, MFS® New Discovery Fund, MFS® Total Return Fund, MFS® Value Fund, MFS® Total Return Bond Series, MFS® Research Fund, MFS® High Yield Portfolio, BlackRock Global Allocation V.I. Fund, BlackRock Global Opportunities V.I. Fund, BlackRock Large Cap Focus Growth V.I. Fund (Formerly BlackRock Large Cap Growth V.I. Fund), BlackRock Equity Dividend V.I. Fund, Morgan Stanley VIF Core Plus Fixed Income Portfolio (Formerly UIF Core Plus Fixed Income Portfolio), Morgan Stanley VIF Growth Portfolio (Formerly UIF Growth Portfolio), Morgan Stanley VIF Mid Cap Growth Portfolio (Formerly UIF Mid Cap Growth Portfolio), Invesco V.I. American Value Fund, Morgan Stanley Mid Cap Growth Portfolio*, BlackRock Capital Appreciation V.I. Fund, Columbia Variable Portfolio - Asset Allocation Fund, Columbia Variable Portfolio - Dividend Opportunity Fund, Columbia Variable Portfolio - Income Opportunities Fund, Columbia Variable Portfolio - Mid Cap Growth Fund, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Fund/VA, Oppenheimer Main Street Fund®/VA (Merged with Oppenheimer Equity Income Fund/VA ), Oppenheimer Main Street Small Cap Fund/VA, Oppenheimer Equity Income Fund/VA (Merged with Oppenheimer Main Street Fund®/VA ), Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Growth Opportunities Fund, Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT Small Cap Value Fund, JPMorgan Insurance Trust Core Bond Portfolio, JPMorgan Insurance Trust U.S. Equity Portfolio, JPMorgan Insurance Trust Intrepid Mid Cap Portfolio*, JPMorgan Insurance Trust Mid Cap Value Portfolio, Putnam VT Equity Income Fund, PIMCO All Asset Fund, PIMCO StocksPLUS Global Portfolio, PIMCO Global Multi-Asset Managed Allocation Portfolio, Jennison 20/20 Focus Fund, Jennison Fund, Prudential Value Portfolio, Prudential SP International Growth Portfolio, ClearBridge Variable Dividend Strategy Portfolio, Western Asset Variable Global High Yield Bond Portfolio, ClearBridge Variable Large Cap Value Portfolio, Invesco V.I. Growth and Income Fund, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Invesco V.I. Mid Cap Growth Fund, Wells Fargo VT Index Asset Allocation Fund, Wells Fargo VT International Equity Fund, Wells Fargo VT Small Cap Growth Fund, Wells Fargo VT Discovery Fund, Wells Fargo VT Opportunity Fund, HIMCO VIT Index Fund, HIMCO VIT Portfolio Diversifier Fund, HIMCO VIT American Funds Asset Allocation Fund*, HIMCO VIT American Funds Blue Chip Income and Growth Fund*, HIMCO VIT American Funds Bond Fund*, HIMCO VIT American Funds Global Bond Fund*, HIMCO VIT American Funds Global Growth and Income Fund*, HIMCO VIT American Funds Global Growth Fund*, HIMCO VIT American Funds Global Small Capitalization Fund*, HIMCO VIT American Funds Growth Fund*, HIMCO VIT American Funds Growth-Income Fund*, HIMCO VIT American Funds International Fund*, HIMCO VIT American Funds New World Fund*, MFS® Core Equity Portfolio, MFS® Massachusetts Investors Growth Stock Portfolio, MFS® Research International Portfolio, Columbia Variable Portfolio - Large Cap Growth Fund, Columbia Variable Portfolio - Select International Equity Fund, Variable Portfolio - Loomis Sayles Growth Fund.
* During 2017, this Sub-Account was liquidated.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2017 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2017, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2017 and 2016.

g) Accounting for Uncertain Tax Positions - The federal audit of the years 2012 and 2013 was completed as of March 31, 2017 with no additional adjustments. Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2017.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.55% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $50 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges -

The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
MAV/EPB Death Benefit Charge maximum of 0.30%
MAV 70 Death Benefit Charge maximum of 0.20%
MAV Plus Charge maximum of 0.30%
Maximum Anniversary Value III Charge maximum of 1.50%
Liquidity Feature Charge maximum of 0.50%
MAV V Charge maximum of 1.50%
MAV IV Charge maximum of 1.50%
Legacy Lock Charge maximum of 1.50%
Daily Lock Charge maximum of 2.50%
Safety Plus Charge maximum of 2.50%
Future 5 Charge maximum of 2.50%
Future 6 Charge maximum of 2.50%
Maximum Daily Value Charge maximum of 1.50%
Return of Premium IV Charge maximum of 0.75%
Return of Premium V Charge maximum of 0.75%
Return of Premium III Charge maximum of 0.75%
Return of Premium Death Benefit Charge maximum of 0.75%
The Hartford’s Lifetime Income Builder Charge maximum of 0.75%
The Hartford’s Lifetime Income Builder II Charge maximum of 0.75%
The Hartford’s Lifetime Income Foundation Charge maximum of 0.30%
The Hartford’s Lifetime Income Builder Selects Charge maximum of 1.50%
The Hartford’s Lifetime Income Builder Portfolios Charge maximum of 1.50%
Income Foundation Builder maximum of 2.50%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

f) Distribution Charge - A Distribution Charge of 0.85% may be charged, by the Sponsor Company, to the contract’s value each year at the contract anniversary date. This charge is based on a percentage of remaining gross premiums with each premium payment having its own Distribution Charge schedule. The Distribution Charge is reduced to zero after the completion of seven or eight years (based upon contract terms) after each respective premium payment. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

g) Transactions with Related Parties - The Sponsor and its affiliates receive fees from the HLS and HIMCO VIT funds for services provided to these Funds. The fees received for these services are a maximum of 1.12% and 1.35%, respectively, of the Funds’ average daily net assets.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2017 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Value Fund	$207,292	$428,021
American Century VP Growth Fund	$24,868	$19,450
AB VPS Balanced Wealth Strategy Portfolio	$352,894	$817,619
AB VPS International Value Portfolio	$214,753	$1,147,425
AB VPS Small/Mid Cap Value Portfolio	$369,806	$671,031
AB VPS Value Portfolio	$7,008	$36,117
AB VPS International Growth Portfolio	$106,077	$210,702
Invesco V.I. Value Opportunities Fund	$1,326,741	$4,053,395
Invesco V.I. Core Equity Fund	$2,886,015	$5,981,686
Invesco V.I. Government Securities Fund	$10,381,032	$18,426,459
Invesco V.I. High Yield Fund	$35,310	$118,098
Invesco V.I. International Growth Fund	$2,263,746	$8,775,922
Invesco V.I. Mid Cap Core Equity Fund	$2,243,063	$6,658,379
Invesco V.I. Small Cap Equity Fund	$2,546,559	$5,330,328
Invesco V.I. Balanced Risk Allocation Fund	$338,124	$660,463
Invesco V.I. Diversified Dividend Fund	$365	$665
Invesco V.I. Government Money Market Fund	$33,730,772	$40,837,582
American Century VP Mid Cap Value Fund	$20,162	$20,865
American Funds Global Bond Fund	$5,904,278	$6,022,880
American Funds Global Growth and Income Fund	$12,196,618	$9,612,273
American Funds Asset Allocation Fund	$25,016,232	$27,952,629
American Funds Blue Chip Income and Growth Fund	$14,356,474	$18,018,472
American Funds Bond Fund	$34,806,630	$21,893,558
American Funds Global Growth Fund	$8,320,687	$10,684,004
American Funds Growth Fund	$94,028,530	$81,337,463
American Funds Growth-Income Fund	$58,511,409	$66,695,099
American Funds International Fund	$34,651,770	$20,049,909
American Funds New World Fund	$7,632,524	$7,250,768
American Funds Global Small Capitalization Fund	$8,328,358	$7,285,443
Columbia Variable Portfolio - Small Company Growth Fund	$427,554	$862,638
Wells Fargo VT Omega Growth Fund	$135,190	$384,579
Fidelity® VIP Growth Portfolio	$333,600	$716,360
Fidelity® VIP Contrafund® Portfolio	$1,702,180	$4,424,660
Fidelity® VIP Mid Cap Portfolio	$1,148,175	$3,602,794
Fidelity® VIP Value Strategies Portfolio	$198,043	$78,298
Fidelity® VIP Dynamic Capital Appreciation Portfolio	$45,371	$157,790
Fidelity® VIP Strategic Income Portfolio	$8,227	$3,610
Franklin Rising Dividends VIP Fund	$11,903,556	$33,174,599
Franklin Income VIP Fund	$19,585,001	$66,610,722
Franklin Large Cap Growth VIP Fund	$4,185,819	$5,713,422
Franklin Global Real Estate VIP Fund	$55,468	$155,019
Franklin Small-Mid Cap Growth VIP Fund	$6,761,399	$9,328,635
Franklin Small Cap Value VIP Fund	$2,275,941	$5,127,134
Franklin Strategic Income VIP Fund	$9,007,951	$18,464,883
Franklin Mutual Shares VIP Fund	$16,470,225	$38,625,582
Templeton Developing Markets VIP Fund	$2,872,806	$4,990,153
Templeton Foreign VIP Fund	$3,765,427	$13,896,542
Templeton Growth VIP Fund	$4,044,519	$22,385,569
Franklin Mutual Global Discovery VIP Fund	$6,514,663	$11,241,622
Franklin Flex Cap Growth VIP Fund	$660,478	$2,343,312
Templeton Global Bond VIP Fund	$1,039,736	$2,854,697
Hartford Balanced HLS Fund	$1,280,547	$2,581,200
Hartford Total Return Bond HLS Fund	$12,869,421	$21,366,150
Hartford Capital Appreciation HLS Fund	$8,051,405	$25,730,314
Hartford Dividend and Growth HLS Fund	$8,178,772	$20,966,200
Hartford Healthcare HLS Fund	$12,255	$33,913
Hartford Global Growth HLS Fund	$186,728	$312,719
Hartford Disciplined Equity HLS Fund	$1,903,243	$2,364,687
Hartford Growth Opportunities HLS Fund	$1,354,471	$6,967,013
Hartford High Yield HLS Fund	$1,097,670	$1,889,463
Hartford International Opportunities HLS Fund	$736,353	$1,586,852
Hartford Small/Mid Cap Equity HLS Fund	$153,373	$699,349
Hartford MidCap HLS Fund	$37,281	$60,549
Hartford MidCap Value HLS Fund	$64,392	$155,016
Hartford Ultrashort Bond HLS Fund	$6,489,269	$15,261,457
Hartford Small Company HLS Fund	$105,668	$693,506
Hartford SmallCap Growth HLS Fund	$464,074	$336,618
Hartford Stock HLS Fund	$309,995	$1,071,615
Hartford U.S. Government Securities HLS Fund	$691,059	$822,446
Hartford Value HLS Fund	$179,292	$368,352
Rational Dividend Capture VA Fund +	$358,595	$776,785
Rational Insider Buying VA Fund+	$487,105	$847,211
Lord Abbett Fundamental Equity Fund	$190,182	$282,728
Lord Abbett Calibrated Dividend Growth Fund	$305,943	$852,018
Lord Abbett Bond Debenture Fund	$1,509,649	$1,493,847
Lord Abbett Growth and Income Fund	$199,121	$409,260
MFS® Growth Fund	$4,289,226	$9,336,981
MFS® Global Equity Fund	$999,200	$1,384,570
MFS® Investors Trust Fund	$3,627,901	$11,246,943
MFS® Mid Cap Growth Fund	$2,085,442	$3,765,021
MFS® New Discovery Fund	$1,504,291	$7,071,983
MFS® Total Return Fund	$11,002,525	$30,696,344
MFS® Value Fund	$7,977,621	$15,754,620
MFS® Total Return Bond Series	$10,630,238	$15,572,109
MFS® Research Fund	$1,043,503	$1,083,829
MFS® High Yield Portfolio	$5,554,563	$6,989,671
BlackRock Global Allocation V.I. Fund	$16,407	$4,995
BlackRock Global Opportunities V.I. Fund	$4,271	$14,593
BlackRock Large Cap Focus Growth V.I. Fund+	$60,216	$193,252
BlackRock Equity Dividend V.I. Fund	$81,425	$151,509
Morgan Stanley VIF Core Plus Fixed Income Portfolio+	$1,295	$1,438
Morgan Stanley VIF Growth Portfolio+	$29,537	$71,700
Morgan Stanley VIF Mid Cap Growth Portfolio+	$115,438	$380,363
Invesco V.I. American Value Fund	$327,115	$258,193
Morgan Stanley Mid Cap Growth Portfolio+	$2	$160,405
BlackRock Capital Appreciation V.I. Fund	$69,588	$189,035
Columbia Variable Portfolio - Asset Allocation Fund	$98,474	$338,161
Columbia Variable Portfolio - Dividend Opportunity Fund	$232,172	$1,511,566
Columbia Variable Portfolio - Income Opportunities Fund	$601,343	$1,100,347
Columbia Variable Portfolio - Mid Cap Growth Fund	$122,013	$1,191,684
Oppenheimer Capital Appreciation Fund/VA	$63,191	$205,989
Oppenheimer Global Fund/VA	$301,496	$888,196
Oppenheimer Main Street Fund®/VA+	$501,278	$873,002
Oppenheimer Main Street Small Cap Fund/VA	$424,365	$1,171,545
Oppenheimer Equity Income Fund/VA+	$6,016	$292,512
Putnam VT Diversified Income Fund	$1,340,738	$2,342,685
Putnam VT Global Asset Allocation Fund	$177,140	$323,668
Putnam VT Growth Opportunities Fund	$137,789	$637,652
Putnam VT International Value Fund	$979	$88,677
Putnam VT International Equity Fund	$41,386	$78,764
Putnam VT Small Cap Value Fund	$159,171	$175,752
JPMorgan Insurance Trust Core Bond Portfolio	$2,902,149	$6,145,333
JPMorgan Insurance Trust U.S. Equity Portfolio	$213,410	$1,236,947
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio+	$51,906	$6,056,482
JPMorgan Insurance Trust Mid Cap Value Portfolio	$540,113	$1,151,409
Putnam VT Equity Income Fund	$6,628	$5,562
PIMCO All Asset Fund	$6,460	$5,366
PIMCO StocksPLUS Global Portfolio	$14,005	$126,592
PIMCO Global Multi-Asset Managed Allocation Portfolio	$46,943	$15,355
Jennison 20/20 Focus Fund	$—	$31,433
Jennison Fund	$7	$14,708
Prudential Value Portfolio	$—	$28,987
Prudential SP International Growth Portfolio	$—	$5,841
ClearBridge Variable Dividend Strategy Portfolio	$719	$876
Western Asset Variable Global High Yield Bond Portfolio	$2,311	$1,888
ClearBridge Variable Large Cap Value Portfolio	$30,512	$92,321
Invesco V.I. Growth and Income Fund	$154,269	$437,773
Invesco V.I. Comstock Fund	$83,168	$90,429
Invesco V.I. American Franchise Fund	$3,381,786	$4,106,807
Invesco V.I. Mid Cap Growth Fund	$970,254	$1,281,749
Wells Fargo VT Index Asset Allocation Fund	$1,343	$1,186
Wells Fargo VT International Equity Fund	$106,766	$226,656
Wells Fargo VT Small Cap Growth Fund	$96,273	$205,914
Wells Fargo VT Discovery Fund	$436	$170
Wells Fargo VT Opportunity Fund	$682,112	$1,692,187
HIMCO VIT Index Fund	$613,629	$1,282,758
HIMCO VIT Portfolio Diversifier Fund	$3,969,376	$4,785,916
HIMCO VIT American Funds Asset Allocation Fund+	$3,892,816	$13,755,322
HIMCO VIT American Funds Blue Chip Income and Growth Fund+	$2,089,930	$6,539,911
HIMCO VIT American Funds Bond Fund+	$3,141,786	$25,312,335
HIMCO VIT American Funds Global Bond Fund+	$340,821	$2,491,903
HIMCO VIT American Funds Global Growth and Income Fund+	$3,708,530	$9,645,946
HIMCO VIT American Funds Global Growth Fund+	$1,522,143	$3,687,773
HIMCO VIT American Funds Global Small Capitalization Fund+	$2,633,887	$8,320,717
HIMCO VIT American Funds Growth Fund+	$23,404,238	$56,960,863
HIMCO VIT American Funds Growth-Income Fund+	$12,436,825	$29,900,924
HIMCO VIT American Funds International Fund+	$10,376,707	$34,531,305
HIMCO VIT American Funds New World Fund+	$615,158	$5,244,960
MFS® Core Equity Portfolio	$599,207	$939,011
MFS® Massachusetts Investors Growth Stock Portfolio	$787,269	$1,527,074
MFS® Research International Portfolio	$816,777	$2,878,204
Columbia Variable Portfolio - Large Cap Growth Fund	$144,095	$1,066,007
Columbia Variable Portfolio - Select International Equity Fund	$249,204	$981,061
Variable Portfolio - Loomis Sayles Growth Fund	$119,076	$780,233

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2017 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Value Fund	9,459	21,231	(11,772)
American Century VP Growth Fund	637	1,024	(387)
AB VPS Balanced Wealth Strategy Portfolio	15,777	53,933	(38,156)
AB VPS International Value Portfolio	14,790	133,747	(118,957)
AB VPS Small/Mid Cap Value Portfolio	12,194	29,279	(17,085)
AB VPS Value Portfolio	333	2,407	(2,074)
AB VPS International Growth Portfolio	12,120	22,533	(10,413)
Invesco V.I. Value Opportunities Fund	735,279	2,183,557	(1,448,278)
Invesco V.I. Core Equity Fund	59,784	321,954	(262,170)
Invesco V.I. Government Securities Fund	7,022,809	13,288,078	(6,265,269)
Invesco V.I. High Yield Fund	6,945	45,005	(38,060)
Invesco V.I. International Growth Fund	747,725	2,516,032	(1,768,307)
Invesco V.I. Mid Cap Core Equity Fund	602,569	2,440,500	(1,837,931)
Invesco V.I. Small Cap Equity Fund	71,035	220,226	(149,191)
Invesco V.I. Balanced Risk Allocation Fund	14,125	48,410	(34,285)
Invesco V.I. Diversified Dividend Fund	—	30	(30)
Invesco V.I. Government Money Market Fund	3,597,603	4,298,982	(701,379)
American Century VP Mid Cap Value Fund	742	925	(183)
American Funds Global Bond Fund	520,343	467,116	53,227
American Funds Global Growth and Income Fund	938,387	572,084	366,303
American Funds Asset Allocation Fund	1,239,051	1,223,354	15,697
American Funds Blue Chip Income and Growth Fund	2,943,908	8,543,623	(5,599,715)
American Funds Bond Fund	2,804,909	1,354,682	1,450,227
American Funds Global Growth Fund	454,233	431,273	22,960
American Funds Growth Fund	4,854,655	3,479,506	1,375,149
American Funds Growth-Income Fund	2,812,154	2,675,172	136,982
American Funds International Fund	2,965,605	1,116,645	1,848,960
American Funds New World Fund	517,602	248,789	268,813
American Funds Global Small Capitalization Fund	707,920	304,692	403,228
Columbia Variable Portfolio - Small Company Growth Fund	19,246	323,299	(304,053)
Wells Fargo VT Omega Growth Fund	97,455	226,757	(129,302)
Fidelity® VIP Growth Portfolio	10,521	34,293	(23,772)
Fidelity® VIP Contrafund® Portfolio	45,298	220,119	(174,821)
Fidelity® VIP Mid Cap Portfolio	26,992	186,287	(159,295)
Fidelity® VIP Value Strategies Portfolio	2,459	3,327	(868)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	1,190	6,284	(5,094)
Fidelity® VIP Strategic Income Portfolio	271	188	83
Franklin Rising Dividends VIP Fund	184,072	1,212,264	(1,028,192)
Franklin Income VIP Fund	393,953	3,038,244	(2,644,291)
Franklin Large Cap Growth VIP Fund	121,835	285,280	(163,445)
Franklin Global Real Estate VIP Fund	1,272	5,993	(4,721)
Franklin Small-Mid Cap Growth VIP Fund	137,179	489,305	(352,126)
Franklin Small Cap Value VIP Fund	78,953	287,765	(208,812)
Franklin Strategic Income VIP Fund	337,180	870,004	(532,824)
Franklin Mutual Shares VIP Fund	240,059	1,643,478	(1,403,419)
Templeton Developing Markets VIP Fund	124,803	225,443	(100,640)
Templeton Foreign VIP Fund	173,583	930,162	(756,579)
Templeton Growth VIP Fund	163,353	1,244,613	(1,081,260)
Franklin Mutual Global Discovery VIP Fund	95,207	368,545	(273,338)
Franklin Flex Cap Growth VIP Fund	37,312	117,312	(80,000)
Templeton Global Bond VIP Fund	72,701	191,662	(118,961)
Hartford Balanced HLS Fund	157,764	693,590	(535,826)
Hartford Total Return Bond HLS Fund	1,130,289	2,641,798	(1,511,509)
Hartford Capital Appreciation HLS Fund	130,570	1,996,485	(1,865,915)
Hartford Dividend and Growth HLS Fund	120,322	1,529,211	(1,408,889)
Hartford Healthcare HLS Fund	55	6,514	(6,459)
Hartford Global Growth HLS Fund	9,314	68,942	(59,628)
Hartford Disciplined Equity HLS Fund	33,532	117,218	(83,686)
Hartford Growth Opportunities HLS Fund	53,612	338,608	(284,996)
Hartford High Yield HLS Fund	40,691	103,593	(62,902)
Hartford International Opportunities HLS Fund	87,819	192,323	(104,504)
Hartford Small/Mid Cap Equity HLS Fund	5,675	34,207	(28,532)
Hartford MidCap HLS Fund	143	5,979	(5,836)
Hartford MidCap Value HLS Fund	1,951	9,185	(7,234)
Hartford Ultrashort Bond HLS Fund	5,320,370	12,266,545	(6,946,175)
Hartford Small Company HLS Fund	11,840	95,755	(83,915)
Hartford SmallCap Growth HLS Fund	18,732	12,712	6,020
Hartford Stock HLS Fund	43,740	461,020	(417,280)
Hartford U.S. Government Securities HLS Fund	56,996	84,789	(27,793)
Hartford Value HLS Fund	4,918	23,083	(18,165)
Rational Dividend Capture VA Fund +	33,655	95,179	(61,524)
Rational Insider Buying VA Fund+	9,282	277,061	(267,779)
Lord Abbett Fundamental Equity Fund	3,343	12,594	(9,251)
Lord Abbett Calibrated Dividend Growth Fund	4,807	42,275	(37,468)
Lord Abbett Bond Debenture Fund	60,048	78,599	(18,551)
Lord Abbett Growth and Income Fund	1,932	25,385	(23,453)
MFS® Growth Fund	208,324	575,478	(367,154)
MFS® Global Equity Fund	33,077	52,561	(19,484)
MFS® Investors Trust Fund	91,447	605,772	(514,325)
MFS® Mid Cap Growth Fund	119,966	349,143	(229,177)
MFS® New Discovery Fund	53,192	300,321	(247,129)
MFS® Total Return Fund	242,256	1,464,483	(1,222,227)
MFS® Value Fund	168,210	586,361	(418,151)
MFS® Total Return Bond Series	616,382	1,066,167	(449,785)
MFS® Research Fund	34,044	46,297	(12,253)
MFS® High Yield Portfolio	360,161	604,123	(243,962)
BlackRock Global Allocation V.I. Fund	828	268	560
BlackRock Global Opportunities V.I. Fund	—	676	(676)
BlackRock Large Cap Focus Growth V.I. Fund+	—	8,400	(8,400)
BlackRock Equity Dividend V.I. Fund	1,918	8,000	(6,082)
Morgan Stanley VIF Core Plus Fixed Income Portfolio+	—	62	(62)
Morgan Stanley VIF Growth Portfolio+	373	3,646	(3,273)
Morgan Stanley VIF Mid Cap Growth Portfolio+	7,538	22,849	(15,311)
Invesco V.I. American Value Fund	17,659	13,714	3,945
Morgan Stanley Mid Cap Growth Portfolio+	—	9,787	(9,787)
BlackRock Capital Appreciation V.I. Fund	603	10,605	(10,002)
Columbia Variable Portfolio - Asset Allocation Fund	37,254	167,841	(130,587)
Columbia Variable Portfolio - Dividend Opportunity Fund	17,474	95,674	(78,200)
Columbia Variable Portfolio - Income Opportunities Fund	23,209	88,658	(65,449)
Columbia Variable Portfolio - Mid Cap Growth Fund	8,977	71,935	(62,958)
Oppenheimer Capital Appreciation Fund/VA	680	11,952	(11,272)
Oppenheimer Global Fund/VA	16,339	48,188	(31,849)
Oppenheimer Main Street Fund®/VA+	25,194	44,419	(19,225)
Oppenheimer Main Street Small Cap Fund/VA	7,582	51,334	(43,752)
Oppenheimer Equity Income Fund/VA+	—	20,584	(20,584)
Putnam VT Diversified Income Fund	47,394	156,311	(108,917)
Putnam VT Global Asset Allocation Fund	8,980	19,169	(10,189)
Putnam VT Growth Opportunities Fund	8,304	51,161	(42,857)
Putnam VT International Value Fund	46	10,622	(10,576)
Putnam VT International Equity Fund	3,557	7,477	(3,920)
Putnam VT Small Cap Value Fund	7,682	8,846	(1,164)
JPMorgan Insurance Trust Core Bond Portfolio	160,220	416,257	(256,037)
JPMorgan Insurance Trust U.S. Equity Portfolio	5,394	45,909	(40,515)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio+	2,136	228,052	(225,916)
JPMorgan Insurance Trust Mid Cap Value Portfolio	12,762	40,606	(27,844)
Putnam VT Equity Income Fund	—	170	(170)
PIMCO All Asset Fund	4	365	(361)
PIMCO StocksPLUS Global Portfolio	19	9,594	(9,575)
PIMCO Global Multi-Asset Managed Allocation Portfolio	4,211	1,382	2,829
Jennison 20/20 Focus Fund	—	4,016	(4,016)
Jennison Fund	2	1,965	(1,963)
Prudential Value Portfolio	—	15,323	(15,323)
Prudential SP International Growth Portfolio	—	4,867	(4,867)
ClearBridge Variable Dividend Strategy Portfolio	28	38	(10)
Western Asset Variable Global High Yield Bond Portfolio	229	609	(380)
ClearBridge Variable Large Cap Value Portfolio	2,466	35,239	(32,773)
Invesco V.I. Growth and Income Fund	4,511	21,268	(16,757)
Invesco V.I. Comstock Fund	2,970	3,748	(778)
Invesco V.I. American Franchise Fund	118,960	215,231	(96,271)
Invesco V.I. Mid Cap Growth Fund	52,793	79,837	(27,044)
Wells Fargo VT Index Asset Allocation Fund	4	60	(56)
Wells Fargo VT International Equity Fund	37,644	153,752	(116,108)
Wells Fargo VT Small Cap Growth Fund	3,432	9,324	(5,892)
Wells Fargo VT Discovery Fund	—	2	(2)
Wells Fargo VT Opportunity Fund	4,363	82,256	(77,893)
HIMCO VIT Index Fund	11,601	50,802	(39,201)
HIMCO VIT Portfolio Diversifier Fund	518,105	646,364	(128,259)
HIMCO VIT American Funds Asset Allocation Fund+	67,291	770,741	(703,450)
HIMCO VIT American Funds Blue Chip Income and Growth Fund+	9,234	348,431	(339,197)
HIMCO VIT American Funds Bond Fund+	223,499	2,232,918	(2,009,419)
HIMCO VIT American Funds Global Bond Fund+	30,740	225,870	(195,130)
HIMCO VIT American Funds Global Growth and Income Fund+	2,720	613,508	(610,788)
HIMCO VIT American Funds Global Growth Fund+	29,042	202,723	(173,681)
HIMCO VIT American Funds Global Small Capitalization Fund+	19,332	604,025	(584,693)
HIMCO VIT American Funds Growth Fund+	76,528	2,875,143	(2,798,615)
HIMCO VIT American Funds Growth-Income Fund+	68,897	1,575,110	(1,506,213)
HIMCO VIT American Funds International Fund+	141,817	2,791,052	(2,649,235)
HIMCO VIT American Funds New World Fund+	24,573	410,797	(386,224)
MFS® Core Equity Portfolio	23,528	69,990	(46,462)
MFS® Massachusetts Investors Growth Stock Portfolio	41,460	124,783	(83,323)
MFS® Research International Portfolio	65,746	260,317	(194,571)
Columbia Variable Portfolio - Large Cap Growth Fund	12,710	76,171	(63,461)
Columbia Variable Portfolio - Select International Equity Fund	14,598	78,675	(64,077)
Variable Portfolio - Loomis Sayles Growth Fund	9,903	54,241	(44,338)

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2016 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Value Fund	11,178	43,120	(31,942)
American Century VP Growth Fund	518	633	(115)
AB VPS Balanced Wealth Strategy Portfolio	18,733	73,191	(54,458)
AB VPS International Value Portfolio	81,532	225,308	(143,776)
AB VPS Small/Mid Cap Value Portfolio	25,462	18,392	7,070
AB VPS Value Portfolio	281	2,580	(2,299)
AB VPS International Growth Portfolio	5,044	16,318	(11,274)
Invesco V.I. Value Opportunities Fund	537,632	1,980,434	(1,442,802)
Invesco V.I. Core Equity Fund	69,731	524,640	(454,909)
Invesco V.I. Government Securities Fund	8,234,025	17,383,772	(9,149,747)
Invesco V.I. High Yield Fund	4,051	123,822	(119,771)
Invesco V.I. International Growth Fund	866,935	2,913,415	(2,046,480)
Invesco V.I. Mid Cap Core Equity Fund	1,079,822	3,203,997	(2,124,175)
Invesco V.I. Small Cap Equity Fund	89,775	282,557	(192,782)
Invesco V.I. Balanced Risk Allocation Fund	22,387	60,417	(38,030)
Invesco V.I. Diversified Dividend Fund	—	32	(32)
Invesco V.I. Government Money Market Fund	5,403,685	4,989,624	414,061
American Century VP Mid Cap Value Fund	32	849	(817)
American Funds Global Bond Fund	254,006	575,034	(321,028)
American Funds Global Growth and Income Fund	94,346	588,983	(494,637)
American Funds Asset Allocation Fund	502,770	1,543,581	(1,040,811)
American Funds Blue Chip Income and Growth Fund	6,569,184	10,250,944	(3,681,760)
American Funds Bond Fund	549,568	1,884,186	(1,334,618)
American Funds Global Growth Fund	93,299	609,235	(515,936)
American Funds Growth Fund	538,477	3,965,579	(3,427,102)
American Funds Growth-Income Fund	498,022	3,335,295	(2,837,273)
American Funds International Fund	218,987	1,053,927	(834,940)
American Funds New World Fund	75,746	264,839	(189,093)
American Funds Global Small Capitalization Fund	64,147	353,905	(289,758)
Columbia Variable Portfolio - Small Company Growth Fund	138,150	395,007	(256,857)
Wells Fargo VT Omega Growth Fund	20,065	145,088	(125,023)
Fidelity® VIP Growth Portfolio	18,346	20,604	(2,258)
Fidelity® VIP Contrafund® Portfolio	55,426	304,003	(248,577)
Fidelity® VIP Mid Cap Portfolio	40,370	199,858	(159,488)
Fidelity® VIP Value Strategies Portfolio	1,209	9,976	(8,767)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	6,499	10,571	(4,072)
Fidelity® VIP Strategic Income Portfolio	171	2,316	(2,145)
Franklin Rising Dividends VIP Fund	438,370	1,433,762	(995,392)
Franklin Income VIP Fund	395,354	4,001,770	(3,606,416)
Franklin Large Cap Growth VIP Fund	138,606	462,814	(324,208)
Franklin Global Real Estate VIP Fund	4,737	4,561	176
Franklin Small-Mid Cap Growth VIP Fund	184,185	647,268	(463,083)
Franklin Small Cap Value VIP Fund	284,702	307,947	(23,245)
Franklin Strategic Income VIP Fund	258,391	1,421,427	(1,163,036)
Franklin Mutual Shares VIP Fund	236,754	2,307,102	(2,070,348)
Templeton Developing Markets VIP Fund	115,670	260,971	(145,301)
Templeton Foreign VIP Fund	389,985	1,144,689	(754,704)
Templeton Growth VIP Fund	273,270	1,674,254	(1,400,984)
Franklin Mutual Global Discovery VIP Fund	105,553	530,738	(425,185)
Franklin Flex Cap Growth VIP Fund	57,780	198,092	(140,312)
Templeton Global Bond VIP Fund	70,217	199,646	(129,429)
Hartford Balanced HLS Fund	119,556	969,525	(849,969)
Hartford Total Return Bond HLS Fund	814,455	3,971,144	(3,156,689)
Hartford Capital Appreciation HLS Fund	383,067	2,372,568	(1,989,501)
Hartford Dividend and Growth HLS Fund	415,924	1,882,383	(1,466,459)
Hartford Healthcare HLS Fund	65	9,137	(9,072)
Hartford Global Growth HLS Fund	19,275	39,213	(19,938)
Hartford Disciplined Equity HLS Fund	73,020	168,917	(95,897)
Hartford Growth Opportunities HLS Fund	72,310	425,229	(352,919)
Hartford High Yield HLS Fund	59,700	127,176	(67,476)
Hartford International Opportunities HLS Fund	85,463	308,482	(223,019)
Hartford Small/Mid Cap Equity HLS Fund	21,939	34,519	(12,580)
Hartford MidCap HLS Fund	256	35,717	(35,461)
Hartford MidCap Value HLS Fund	4,104	36,622	(32,518)
Hartford Ultrashort Bond HLS Fund	6,060,206	13,589,918	(7,529,712)
Hartford Small Company HLS Fund	68,267	138,550	(70,283)
Hartford SmallCap Growth HLS Fund	18,266	23,111	(4,845)
Hartford Stock HLS Fund	97,211	682,249	(585,038)
Hartford U.S. Government Securities HLS Fund	271,216	310,359	(39,143)
Hartford Value HLS Fund	3,725	17,812	(14,087)
Catalyst Dividend Capture VA Fund	20,514	223,543	(203,029)
Catalyst Insider Buying VA Fund	26,853	415,246	(388,393)
Lord Abbett Fundamental Equity Fund	8,030	26,285	(18,255)
Lord Abbett Calibrated Dividend Growth Fund	40,553	80,489	(39,936)
Lord Abbett Bond Debenture Fund	33,972	152,925	(118,953)
Lord Abbett Growth and Income Fund	7,117	31,520	(24,403)
MFS® Growth Fund	293,647	597,286	(303,639)
MFS® Global Equity Fund	38,300	66,283	(27,983)
MFS® Investors Trust Fund	91,042	647,712	(556,670)
MFS® Mid Cap Growth Fund	178,353	876,950	(698,597)
MFS® New Discovery Fund	91,194	346,070	(254,876)
MFS® Total Return Fund	329,678	1,650,744	(1,321,066)
MFS® Value Fund	187,545	701,884	(514,339)
MFS® Total Return Bond Series	793,594	1,549,993	(756,399)
MFS® Research Fund	20,285	51,097	(30,812)
MFS® High Yield Portfolio	437,304	882,882	(445,578)
BlackRock Global Allocation V.I. Fund	216	6,853	(6,637)
BlackRock Global Opportunities V.I. Fund	—	148	(148)
BlackRock Large Cap Growth V.I. Fund	2,955	4,871	(1,916)
BlackRock Equity Dividend V.I. Fund	3,398	13,326	(9,928)
UIF Core Plus Fixed Income Portfolio	—	68	(68)
UIF Growth Portfolio	944	1,267	(323)
UIF Mid Cap Growth Portfolio	7,471	22,659	(15,188)
Invesco V.I. American Value Fund	14,857	7,516	7,341
Morgan Stanley Mid Cap Growth Portfolio	1,665	740	925
BlackRock Capital Appreciation V.I. Fund	4,669	8,585	(3,916)
Columbia Variable Portfolio - Asset Allocation Fund	8,490	596,294	(587,804)
Columbia Variable Portfolio - Dividend Opportunity Fund	20,388	106,120	(85,732)
Columbia Variable Portfolio - Income Opportunities Fund	41,529	102,891	(61,362)
Columbia Variable Portfolio - Mid Cap Growth Fund	12,608	93,895	(81,287)
Oppenheimer Capital Appreciation Fund/VA	1,892	25,931	(24,039)
Oppenheimer Global Fund/VA	7,322	91,155	(83,833)
Oppenheimer Main Street Fund®/VA	38,203	7,607	30,596
Oppenheimer Main Street Small Cap Fund/VA	12,432	57,011	(44,579)
Oppenheimer Equity Income Fund/VA	195	2,185	(1,990)
Putnam VT Diversified Income Fund	55,683	245,967	(190,284)
Putnam VT Global Asset Allocation Fund	16,146	14,023	2,123
Putnam VT Growth Opportunities Fund	191,140	7,010	184,130
Putnam VT International Value Fund	91	8,247	(8,156)
Putnam VT International Equity Fund	4,081	20,454	(16,373)
Putnam VT Small Cap Value Fund	4,787	1,199	3,588
JPMorgan Insurance Trust Core Bond Portfolio	132,126	576,884	(444,758)
JPMorgan Insurance Trust U.S. Equity Portfolio	6,940	50,681	(43,741)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	5,594	49,051	(43,457)
JPMorgan Insurance Trust Mid Cap Value Portfolio	10,029	40,425	(30,396)
Putnam VT Equity Income Fund	82	3,240	(3,158)
PIMCO All Asset Fund	26	589	(563)
PIMCO StocksPLUS Global Portfolio	4,494	11,575	(7,081)
PIMCO Global Multi-Asset Managed Allocation Portfolio	4	293	(289)
Jennison 20/20 Focus Fund	1	3,386	(3,385)
Jennison Fund	114	2,051	(1,937)
Prudential Value Portfolio	—	2,049	(2,049)
Prudential SP International Growth Portfolio	—	316	(316)
ClearBridge Variable Dividend Strategy Portfolio	55	484	(429)
Western Asset Variable Global High Yield Bond Portfolio	282	6,557	(6,275)
ClearBridge Variable Large Cap Value Portfolio	2,900	48,798	(45,898)
Invesco V.I. Growth and Income Fund	6,162	11,149	(4,987)
Invesco V.I. Comstock Fund	26	2,072	(2,046)
Invesco V.I. American Franchise Fund	75,304	255,260	(179,956)
Invesco V.I. Mid Cap Growth Fund	39,802	94,693	(54,891)
Wells Fargo VT Index Asset Allocation Fund	59	102	(43)
Wells Fargo VT International Equity Fund	49,717	162,123	(112,406)
Wells Fargo VT Small Cap Growth Fund	6,365	20,630	(14,265)
Wells Fargo VT Discovery Fund	—	3	(3)
Wells Fargo VT Opportunity Fund	12,310	108,086	(95,776)
HIMCO VIT Index Fund	40,279	221,182	(180,903)
HIMCO VIT Portfolio Diversifier Fund	881,986	1,382,013	(500,027)
HIMCO VIT American Funds Asset Allocation Fund	94,100	199,981	(105,881)
HIMCO VIT American Funds Blue Chip Income and Growth Fund	60,500	95,153	(34,653)
HIMCO VIT American Funds Bond Fund	134,031	427,000	(292,969)
HIMCO VIT American Funds Global Bond Fund	49,652	65,721	(16,069)
HIMCO VIT American Funds Global Growth and Income Fund	16,999	135,551	(118,552)
HIMCO VIT American Funds Global Growth Fund	32,416	38,834	(6,418)
HIMCO VIT American Funds Global Small Capitalization Fund	45,689	139,682	(93,993)
HIMCO VIT American Funds Growth Fund	78,968	766,595	(687,627)
HIMCO VIT American Funds Growth-Income Fund	58,270	365,646	(307,376)
HIMCO VIT American Funds International Fund	220,505	703,496	(482,991)
HIMCO VIT American Funds New World Fund	46,578	124,590	(78,012)
MFS® Core Equity Portfolio	20,345	78,449	(58,104)
MFS® Massachusetts Investors Growth Stock Portfolio	84,775	143,674	(58,899)
MFS® Research International Portfolio	88,257	261,357	(173,100)
Columbia Variable Portfolio - Large Cap Growth Fund	685,074	44,254	640,820
Columbia Variable Portfolio - Select International Equity Fund	570,397	59,638	510,759
Variable Portfolio - Loomis Sayles Growth Fund	496,612	44,366	452,246

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2017. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Value Fund
2017	90,449	$19.222298	to	$20.503245	$1,841,868	0.50%	to	1.45%	1.50%	to	1.52%	7.01%	to	8.03%
2016	102,221	$17.962488	to	$18.978389	$1,933,623	0.50%	to	1.45%	1.26%	to	1.58%	18.55%	to	19.68%
2015	134,163	$15.152060	to	$15.857703	$2,124,718	0.50%	to	1.45%	1.97%	to	1.99%	(5.41)%	to	(4.50)%
2014	145,663	$16.018012	to	$16.605429	$2,421,509	0.50%	to	1.45%	1.38%	to	1.45%	11.27%	to	12.33%
2013	164,839	$14.395666	to	$14.782510	$2,445,633	0.50%	to	1.45%	1.26%	to	1.49%	29.59%	to	30.83%
American Century VP Growth Fund
2017	4,847	$20.200979	to	$20.200979	$97,907	0.65%	to	0.65%	0.63%	to	0.63%	29.38%	to	29.38%
2016	5,234	$15.613557	to	$15.613557	$81,729	0.65%	to	0.65%	—%	to	—%	3.52%	to	3.52%
2015	5,349	$15.082330	to	$15.082330	$80,675	0.65%	to	0.65%	0.32%	to	0.32%	3.87%	to	3.87%
2014	5,698	$14.519721	to	$14.519721	$82,740	0.65%	to	0.65%	0.22%	to	0.22%	10.35%	to	10.35%
2013	6,404	$13.158033	to	$13.158033	$84,260	0.65%	to	0.65%	0.32%	to	0.32%	28.09%	to	28.09%
AB VPS Balanced Wealth Strategy Portfolio
2017	282,012	$18.929797	to	$21.039797	$4,424,886	0.50%	to	2.70%	1.82%	to	1.82%	12.54%	to	15.05%
2016	320,168	$16.819960	to	$18.288255	$4,357,815	0.50%	to	2.70%	1.81%	to	1.82%	1.66%	to	3.92%
2015	374,626	$16.545243	to	$17.598041	$4,904,242	0.50%	to	2.70%	1.08%	to	1.98%	(1.40)%	to	0.79%
2014	429,246	$16.781011	to	$17.460347	$5,609,903	0.50%	to	2.70%	1.94%	to	2.40%	4.26%	to	6.58%
2013	483,738	$16.095837	to	$16.383105	$5,959,909	0.50%	to	2.70%	2.24%	to	2.25%	13.18%	to	15.69%
AB VPS International Value Portfolio
2017	575,458	$15.643661	to	$16.752424	$4,943,871	0.50%	to	2.70%	2.02%	to	2.24%	21.76%	to	24.47%
2016	694,415	$12.847489	to	$13.458962	$4,843,999	0.50%	to	2.70%	1.09%	to	1.16%	(3.44)%	to	(1.29)%
2015	838,191	$13.305686	to	$13.635361	$5,971,620	0.50%	to	2.70%	1.80%	to	2.31%	(0.33)%	to	1.89%
2014	943,230	$7.256387	to	$13.349315	$6,632,784	0.85%	to	2.70%	3.18%	to	3.34%	(8.95)%	to	(7.25)%
2013	1,010,778	$7.823764	to	$14.661951	$7,711,067	0.85%	to	2.70%	5.69%	to	5.85%	19.46%	to	21.69%
AB VPS Small/Mid Cap Value Portfolio
2017	79,290	$33.180411	to	$34.562643	$1,891,389	0.50%	to	2.75%	0.24%	to	0.25%	9.79%	to	12.29%
2016	96,375	$30.221710	to	$30.780680	$2,065,868	0.50%	to	2.75%	0.36%	to	0.36%	21.41%	to	24.17%
2015	89,305	$24.789138	to	$24.892381	$1,563,766	0.50%	to	2.75%	0.52%	to	0.52%	(8.25)%	to	(6.16)%
2014	104,471	$26.417593	to	$27.131691	$1,958,260	0.50%	to	2.75%	0.46%	to	0.47%	5.99%	to	8.40%
2013	160,517	$24.369798	to	$25.663136	$2,785,675	0.50%	to	2.70%	0.41%	to	0.42%	33.97%	to	36.95%
AB VPS Value Portfolio
2017	16,000	$13.516541	to	$15.208808	$238,336	1.25%	to	2.45%	1.12%	to	1.14%	10.55%	to	11.89%
2016	18,074	$12.226389	to	$13.593127	$241,028	1.25%	to	2.45%	1.45%	to	1.45%	8.60%	to	9.91%
2015	20,373	$11.258625	to	$12.367875	$247,525	1.25%	to	2.45%	1.84%	to	1.91%	(9.42)%	to	(8.32)%
2014	31,224	$12.429218	to	$13.490786	$412,812	1.25%	to	2.45%	1.12%	to	1.56%	8.09%	to	9.40%
2013	30,135	$11.498544	to	$12.331802	$366,054	1.25%	to	2.45%	2.22%	to	2.24%	33.19%	to	34.80%
AB VPS International Growth Portfolio
2017	59,347	$10.109732	to	$17.450543	$611,154	1.25%	to	2.70%	0.87%	to	0.95%	31.05%	to	32.96%
2016	69,760	$7.603435	to	$13.315844	$541,877	1.25%	to	2.70%	—%	to	—%	(9.55)%	to	(8.22)%
2015	81,034	$8.284833	to	$14.721312	$685,378	1.25%	to	2.70%	0.06%	to	0.06%	(4.78)%	to	(3.39)%
2014	92,219	$8.575540	to	$15.460592	$805,146	1.25%	to	2.70%	—%	to	—%	(4.04)%	to	(2.64)%
2013	145,870	$8.808059	to	$16.111731	$1,288,825	1.25%	to	2.70%	0.60%	to	0.71%	10.30%	to	11.91%
Invesco V.I. Value Opportunities Fund
2017	8,398,891	$2.196079	to	$25.756336	$15,999,970	0.85%	to	2.80%	0.40%	to	0.40%	14.20%	to	16.44%
2016	9,847,169	$1.885957	to	$22.554491	$16,246,582	0.85%	to	2.80%	0.39%	to	0.41%	15.07%	to	17.33%
2015	11,289,971	$1.607345	to	$19.600856	$16,023,213	0.85%	to	2.80%	2.56%	to	2.70%	(12.88)%	to	(11.16)%
2014	13,353,650	$1.809334	to	$22.498793	$21,512,109	0.85%	to	2.80%	1.41%	to	1.47%	3.68%	to	5.72%
2013	17,709,099	$1.711493	to	$21.756431	$27,217,711	0.85%	to	2.75%	0.98%	to	1.49%	30.13%	to	32.62%
Invesco V.I. Core Equity Fund
2017	1,840,303	$20.884186	to	$23.263545	$30,798,707	0.50%	to	2.75%	0.80%	to	1.04%	10.11%	to	12.31%
2016	2,102,473	$18.967298	to	$21.026178	$31,902,428	0.30%	to	2.75%	—%	to	0.79%	7.27%	to	9.69%
2015	2,557,382	$17.681405	to	$19.168832	$35,916,480	0.30%	to	2.75%	—%	to	0.93%	(8.33)%	to	(6.28)%
2014	3,037,572	$19.287606	to	$20.230349	$45,804,800	0.50%	to	2.75%	0.67%	to	1.01%	5.21%	to	7.31%
2013	3,883,837	$18.331860	to	$18.852457	$54,978,053	0.50%	to	2.75%	1.25%	to	2.12%	25.75%	to	28.29%
Invesco V.I. Government Securities Fund
2017	65,970,861	$1.503200	to	$9.824279	$87,071,468	0.85%	to	2.80%	2.10%	to	2.12%	(0.86)%	to	1.09%
2016	72,236,130	$1.486940	to	$9.909381	$95,179,434	0.85%	to	2.80%	1.89%	to	1.95%	(1.57)%	to	0.37%
2015	81,385,877	$1.481433	to	$10.067115	$107,843,967	0.85%	to	2.80%	1.40%	to	2.28%	(2.43)%	to	(0.50)%
2014	103,274,459	$1.488940	to	$10.317394	$139,060,173	0.85%	to	2.80%	3.16%	to	3.23%	1.26%	to	3.26%
2013	126,681,678	$1.441994	to	$10.188828	$166,630,318	0.85%	to	2.80%	4.01%	to	5.85%	(5.31)%	to	(3.45)%
Invesco V.I. High Yield Fund
2017	127,229	$2.107655	to	$21.085280	$508,937	1.70%	to	2.75%	3.98%	to	4.07%	3.42%	to	4.51%
2016	165,289	$2.016745	to	$20.388679	$580,337	1.70%	to	2.75%	4.06%	to	4.20%	8.20%	to	9.34%
2015	285,060	$1.844510	to	$18.844144	$700,922	1.70%	to	2.75%	0.31%	to	5.36%	(5.79)%	to	(4.80)%
2014	359,934	$1.937487	to	$20.003014	$926,477	1.70%	to	2.75%	4.00%	to	4.63%	(1.03)%	to	0.01%
2013	496,894	$1.937261	to	$20.211788	$1,200,328	1.70%	to	2.75%	4.05%	to	5.05%	4.11%	to	5.20%
Invesco V.I. International Growth Fund
2017	9,693,455	$19.425716	to	$20.221611	$34,441,109	0.30%	to	2.80%	—%	to	1.44%	19.61%	to	22.36%
2016	11,461,762	$16.241116	to	$16.526576	$34,208,224	0.30%	to	2.80%	—%	to	1.42%	(3.20)%	to	(0.99)%
2015	13,508,242	$16.476877	to	$16.778451	$40,865,876	0.50%	to	2.80%	1.33%	to	1.49%	(5.04)%	to	(3.10)%
2014	16,785,585	$17.192346	to	$17.669116	$51,365,321	0.30%	to	2.80%	1.38%	to	1.56%	(2.44)%	to	(0.21)%
2013	20,743,931	$17.228480	to	$18.110799	$62,425,737	0.30%	to	2.80%	—%	to	1.24%	15.73%	to	18.36%
Invesco V.I. Mid Cap Core Equity Fund
2017	11,917,687	$20.685989	to	$22.473592	$32,149,013	0.65%	to	2.80%	0.32%	to	0.53%	11.75%	to	13.91%
2016	13,755,618	$18.511422	to	$20.254163	$32,861,252	0.30%	to	2.80%	—%	to	0.08%	10.30%	to	12.82%
2015	15,879,793	$16.782407	to	$17.952080	$34,142,445	0.30%	to	2.80%	—%	to	0.35%	(6.68)%	to	(4.57)%
2014	19,409,413	$17.983581	to	$18.605354	$44,250,479	0.50%	to	2.80%	—%	to	0.04%	1.55%	to	3.65%
2013	24,198,821	$17.754014	to	$17.950074	$53,794,965	0.50%	to	2.75%	0.51%	to	0.72%	25.32%	to	27.82%
Invesco V.I. Small Cap Equity Fund
2017	933,454	$24.335556	to	$27.508052	$22,532,980	0.30%	to	2.80%	—%	to	—%	10.91%	to	13.39%
2016	1,082,645	$21.942004	to	$24.260672	$23,354,664	0.30%	to	2.80%	—%	to	—%	8.97%	to	11.50%
2015	1,275,427	$20.135646	to	$21.757791	$25,063,705	0.30%	to	2.80%	—%	to	—%	(8.13)%	to	(6.02)%
2014	1,560,844	$21.917230	to	$22.898847	$33,214,501	0.50%	to	2.80%	—%	to	—%	(0.47)%	to	1.58%
2013	1,874,297	$22.019679	to	$22.543528	$39,908,287	0.50%	to	2.80%	—%	to	0.01%	33.68%	to	36.40%
Invesco V.I. Balanced Risk Allocation Fund
2017	109,910	$13.062314	to	$14.861220	$1,531,700	0.50%	to	2.40%	3.88%	to	4.13%	7.23%	to	9.28%
2016	144,195	$12.181854	to	$13.598736	$1,847,282	0.50%	to	2.40%	0.15%	to	0.18%	8.87%	to	10.96%
2015	182,225	$11.189212	to	$12.255624	$2,128,861	0.50%	to	2.40%	3.89%	to	3.93%	(6.67)%	to	(4.88)%
2014	243,094	$11.853050	to	$12.883948	$3,014,688	0.50%	to	2.70%	—%	to	—%	2.89%	to	5.18%
2013	369,128	$11.519666	to	$12.249085	$4,386,691	0.50%	to	2.70%	1.37%	to	1.50%	(1.28)%	to	0.91%
Invesco V.I. Diversified Dividend Fund
2017	394	$19.204376	to	$19.204376	$7,564	1.70%	to	1.70%	1.50%	to	1.50%	6.52%	to	6.52%
2016	424	$18.028771	to	$18.028771	$7,639	1.70%	to	1.70%	1.15%	to	1.15%	12.61%	to	12.61%
2015	456	$16.010378	to	$16.010378	$7,294	1.70%	to	1.70%	1.51%	to	1.51%	0.10%	to	0.10%
2014	487	$15.994424	to	$15.994424	$7,792	1.70%	to	1.70%	1.51%	to	1.51%	10.64%	to	10.64%
2013	520	$14.456478	to	$14.456478	$7,517	1.70%	to	1.70%	2.11%	to	2.11%	28.56%	to	28.56%
Invesco V.I. Government Money Market Fund
2017	5,269,921	$8.876326	to	$9.901669	$49,089,284	0.30%	to	2.75%	0.30%	to	0.64%	(2.16)%	to	0.01%
2016	5,971,300	$9.072730	to	$9.900264	$56,196,085	0.30%	to	2.75%	0.02%	to	0.09%	(2.62)%	to	(0.27)%
2015	5,557,239	$9.328886	to	$9.875737	$53,237,584	0.50%	to	2.70%	0.01%	to	0.01%	(2.65)%	to	(0.49)%
2014	6,011,140	$9.575557	to	$9.924169	$58,575,866	0.50%	to	2.75%	0.01%	to	0.01%	(2.70)%	to	(0.49)%
2013	2,143,849	$9.844166	to	$9.963797	$21,229,172	0.65%	to	2.70%	—%	to	—%	(1.56)%	to	(0.36)%
American Century VP Mid Cap Value Fund
2017	6,844	$20.941448	to	$22.362747	$151,362	0.50%	to	1.45%	1.40%	to	1.40%	9.86%	to	10.91%
2016	7,027	$19.061376	to	$20.162741	$140,836	0.50%	to	1.45%	1.55%	to	1.57%	20.95%	to	22.11%
2015	7,844	$15.759549	to	$16.512615	$128,925	0.50%	to	1.45%	1.50%	to	1.51%	(3.00)%	to	(2.07)%
2014	7,251	$16.246439	to	$16.861730	$121,938	0.50%	to	1.45%	1.04%	to	1.04%	14.57%	to	15.66%
2013	5,120	$14.180887	to	$14.578868	$74,713	0.50%	to	1.45%	0.92%	to	1.06%	28.03%	to	29.25%
American Funds Global Bond Fund
2017	2,099,339	$9.998043	to	$11.113629	$25,833,116	0.50%	to	2.75%	0.36%	to	0.42%	(0.02)%	to	3.96%
2016	2,046,112	$10.690698	to	$13.232531	$24,561,109	0.85%	to	2.75%	0.55%	to	0.56%	(0.07)%	to	1.85%
2015	2,367,140	$10.698377	to	$12.992812	$28,150,075	0.85%	to	2.75%	0.06%	to	0.06%	(6.67)%	to	(4.88)%
2014	3,130,737	$11.462756	to	$13.659029	$39,592,692	0.85%	to	2.75%	0.97%	to	1.39%	(1.36)%	to	0.53%
2013	3,877,209	$11.620917	to	$13.586871	$49,307,481	0.85%	to	2.75%	—%	to	—%	(5.22)%	to	(3.40)%
American Funds Global Growth and Income Fund
2017	3,146,861	$10.670657	to	$24.762218	$51,339,431	0.50%	to	2.80%	1.83%	to	2.10%	6.71%	to	22.59%
2016	2,780,558	$15.982931	to	$20.199758	$40,552,639	0.85%	to	2.80%	1.79%	to	1.85%	4.38%	to	6.44%
2015	3,275,195	$15.016349	to	$19.351769	$45,245,756	0.85%	to	2.80%	1.74%	to	1.93%	(4.07)%	to	(2.18)%
2014	4,010,516	$15.350420	to	$20.172002	$57,173,603	0.85%	to	2.80%	3.12%	to	3.55%	2.72%	to	4.75%
2013	5,126,259	$14.654969	to	$19.637414	$70,429,149	0.85%	to	2.80%	2.92%	to	3.31%	19.15%	to	21.50%
American Funds Asset Allocation Fund
2017	7,490,631	$10.469884	to	$22.139871	$159,190,876	0.50%	to	2.75%	1.06%	to	1.67%	4.70%	to	13.08%
2016	7,474,934	$19.579122	to	$24.149417	$148,582,358	0.85%	to	2.75%	1.52%	to	1.60%	6.44%	to	8.48%
2015	8,515,745	$18.394082	to	$22.260837	$157,779,281	0.85%	to	2.75%	1.30%	to	1.75%	(1.35)%	to	0.54%
2014	10,326,749	$18.646081	to	$22.141052	$192,713,621	0.85%	to	2.75%	1.46%	to	1.92%	2.54%	to	4.50%
2013	12,666,696	$18.184798	to	$21.186874	$228,180,458	0.85%	to	2.75%	1.51%	to	1.57%	20.34%	to	22.64%
American Funds Blue Chip Income and Growth Fund
2017	39,821,581	$10.915463	to	$27.019907	$89,031,387	0.50%	to	2.80%	0.33%	to	1.53%	9.15%	to	13.81%
2016	45,421,296	$2.104686	to	$23.741193	$84,142,065	0.85%	to	2.80%	1.93%	to	1.99%	15.42%	to	17.70%
2015	49,103,056	$1.788240	to	$20.568725	$78,142,230	0.85%	to	2.80%	1.53%	to	1.79%	(5.61)%	to	(3.75)%
2014	60,912,481	$1.857941	to	$21.857895	$101,517,836	0.85%	to	2.75%	2.78%	to	2.96%	12.23%	to	14.38%
2013	69,658,343	$1.624298	to	$19.475651	$102,679,347	0.85%	to	2.75%	1.68%	to	2.47%	29.39%	to	31.88%
American Funds Bond Fund
2017	9,499,220	$10.029764	to	$11.935949	$136,569,462	0.50%	to	2.75%	1.43%	to	1.87%	0.30%	to	0.85%
2016	8,048,993	$11.835007	to	$17.669273	$123,541,317	0.85%	to	2.75%	1.66%	to	1.69%	0.15%	to	2.07%
2015	9,383,611	$11.817054	to	$17.310440	$142,174,433	0.85%	to	2.75%	1.59%	to	1.88%	(2.45)%	to	(0.57)%
2014	11,634,548	$12.113335	to	$17.410454	$178,617,269	0.85%	to	2.75%	1.80%	to	2.03%	2.42%	to	4.39%
2013	14,571,483	$11.826830	to	$16.678760	$216,722,358	0.85%	to	2.75%	1.46%	to	1.94%	(4.81)%	to	(2.99)%
American Funds Global Growth Fund
2017	2,135,003	$10.690165	to	$27.374033	$52,725,970	0.50%	to	2.80%	0.48%	to	0.63%	6.90%	to	27.84%
2016	2,112,043	$21.412322	to	$26.031439	$43,944,517	0.85%	to	2.80%	0.89%	to	0.90%	(2.16)%	to	(0.23)%
2015	2,627,979	$21.884394	to	$26.091635	$55,461,338	0.85%	to	2.80%	0.78%	to	0.91%	3.98%	to	6.03%
2014	2,924,223	$21.110174	to	$24.607358	$58,852,611	0.85%	to	2.75%	1.01%	to	1.08%	(0.46)%	to	1.45%
2013	3,614,598	$21.208236	to	$24.256306	$72,622,692	0.85%	to	2.75%	1.21%	to	1.24%	25.68%	to	28.08%
American Funds Growth Fund
2017	20,385,830	$10.726522	to	$31.745880	$447,865,308	0.30%	to	2.80%	0.24%	to	0.53%	7.27%	to	24.75%
2016	19,010,681	$25.447295	to	$26.911796	$375,951,324	0.85%	to	2.80%	0.77%	to	0.77%	6.47%	to	8.56%
2015	22,437,783	$23.902017	to	$24.789585	$412,477,546	0.85%	to	2.80%	0.58%	to	0.62%	3.91%	to	5.95%
2014	27,579,415	$23.003194	to	$23.396621	$483,527,481	0.85%	to	2.80%	0.77%	to	0.80%	5.51%	to	7.59%
2013	34,857,073	$21.745969	to	$21.801334	$573,773,764	0.85%	to	2.80%	0.93%	to	1.31%	26.51%	to	29.00%
American Funds Growth-Income Fund
2017	15,778,593	$10.823191	to	$27.525937	$372,003,192	0.50%	to	2.80%	1.02%	to	1.40%	8.23%	to	19.00%
2016	15,641,611	$23.130093	to	$26.765509	$337,129,140	0.85%	to	2.80%	1.47%	to	1.47%	8.44%	to	10.58%
2015	18,478,884	$21.329406	to	$24.205306	$363,762,709	0.85%	to	2.80%	1.29%	to	1.34%	(1.35)%	to	0.60%
2014	22,806,694	$21.620632	to	$24.061873	$451,289,950	0.85%	to	2.80%	1.21%	to	1.29%	7.58%	to	9.70%
2013	29,071,667	$20.097293	to	$21.934620	$530,508,380	0.85%	to	2.80%	1.31%	to	1.99%	29.82%	to	32.37%
American Funds International Fund
2017	6,885,084	$10.720462	to	$20.217781	$110,844,370	0.30%	to	2.75%	0.92%	to	1.38%	7.20%	to	28.56%
2016	5,036,124	$15.725893	to	$18.277357	$75,344,612	0.85%	to	2.75%	1.37%	to	1.40%	0.72%	to	2.66%
2015	5,871,064	$15.612853	to	$17.804513	$86,358,475	0.85%	to	2.75%	1.41%	to	1.51%	(7.12)%	to	(5.33)%
2014	7,146,466	$16.809166	to	$18.807754	$112,288,213	0.85%	to	2.75%	0.96%	to	1.40%	(5.29)%	to	(3.48)%
2013	8,831,097	$17.748858	to	$19.485261	$145,297,514	0.85%	to	2.75%	1.41%	to	1.58%	18.34%	to	20.61%
American Funds New World Fund
2017	1,413,979	$10.879165	to	$19.823120	$36,479,742	0.30%	to	2.75%	0.61%	to	0.95%	8.79%	to	25.94%
2016	1,145,166	$15.740655	to	$30.807302	$28,455,125	0.85%	to	2.75%	0.75%	to	0.76%	2.40%	to	4.37%
2015	1,334,259	$15.371349	to	$29.518402	$32,198,956	0.85%	to	2.75%	0.54%	to	0.56%	(5.77)%	to	(3.96)%
2014	1,699,674	$16.313049	to	$30.736786	$43,223,699	0.85%	to	2.75%	0.88%	to	0.89%	(10.37)%	to	(8.65)%
2013	2,085,846	$18.200673	to	$33.647551	$58,781,086	0.85%	to	2.75%	1.22%	to	1.52%	8.36%	to	10.44%
American Funds Global Small Capitalization Fund
2017	1,850,115	$10.901655	to	$26.205876	$39,665,965	0.30%	to	2.80%	0.03%	to	0.43%	9.02%	to	22.42%
2016	1,446,887	$21.406541	to	$26.421449	$31,146,908	0.85%	to	2.80%	0.24%	to	0.24%	(0.72)%	to	1.23%
2015	1,736,645	$21.561959	to	$26.099351	$37,224,562	0.85%	to	2.80%	—%	to	—%	(2.50)%	to	(0.58)%
2014	2,095,226	$22.183189	to	$26.252305	$45,635,913	0.85%	to	2.75%	0.11%	to	0.11%	(0.65)%	to	1.26%
2013	2,693,415	$22.327880	to	$25.926040	$58,725,046	0.85%	to	2.75%	0.83%	to	0.90%	24.80%	to	27.19%
Columbia Variable Portfolio - Small Company Growth Fund
2017	1,550,710	$2.339489	to	$28.300855	$4,816,533	1.70%	to	2.80%	—%	to	—%	25.68%	to	27.07%
2016	1,854,763	$1.841082	to	$22.517686	$4,334,457	1.70%	to	2.80%	—%	to	—%	9.63%	to	10.84%
2015	2,111,620	$1.660979	to	$20.539478	$4,404,444	1.70%	to	2.80%	—%	to	—%	0.96%	to	2.07%
2014	2,612,599	$1.627215	to	$20.344567	$5,125,430	1.70%	to	2.80%	—%	to	—%	(7.27)%	to	(6.25)%
2013	3,000,847	$1.735616	to	$21.939930	$6,289,041	1.70%	to	2.80%	0.11%	to	0.11%	36.60%	to	38.11%
Wells Fargo VT Omega Growth Fund
2017	280,899	$28.695211	to	$32.997419	$592,593	1.25%	to	2.75%	0.23%	to	0.24%	31.29%	to	33.28%
2016	410,201	$21.530599	to	$25.132315	$658,776	1.25%	to	2.75%	—%	to	—%	(1.97)%	to	(0.49)%
2015	535,224	$21.635741	to	$25.636925	$866,603	1.25%	to	2.75%	—%	to	—%	(1.14)%	to	0.36%
2014	571,930	$21.558414	to	$25.931447	$933,625	1.25%	to	2.75%	—%	to	—%	1.26%	to	2.79%
2013	774,332	$1.193034	to	$20.972250	$1,224,790	1.25%	to	2.50%	0.19%	to	0.40%	36.76%	to	38.48%
Fidelity® VIP Growth Portfolio
2017	86,555	$20.773564	to	$31.328356	$1,814,724	1.25%	to	2.70%	—%	to	0.08%	31.23%	to	33.14%
2016	110,327	$15.602567	to	$23.873316	$1,750,447	1.25%	to	2.70%	—%	to	—%	(2.13)%	to	(0.70)%
2015	112,585	$15.712413	to	$24.392581	$1,819,855	1.25%	to	2.70%	0.03%	to	0.03%	4.06%	to	5.58%
2014	142,057	$14.882518	to	$23.874181	$2,099,970	1.25%	to	2.40%	—%	to	—%	8.38%	to	9.63%
2013	76,817	$13.574728	to	$22.028133	$1,151,416	1.25%	to	2.40%	0.05%	to	0.12%	32.78%	to	34.31%
Fidelity® VIP Contrafund® Portfolio
2017	725,286	$27.420725	to	$30.342536	$14,891,376	0.50%	to	2.75%	0.76%	to	0.78%	18.29%	to	20.98%
2016	900,107	$23.180801	to	$25.080544	$15,545,759	0.50%	to	2.75%	0.56%	to	0.63%	4.81%	to	7.19%
2015	1,148,684	$22.117416	to	$23.397616	$18,538,795	0.50%	to	2.75%	0.80%	to	0.82%	(2.31)%	to	(0.09)%
2014	1,393,601	$22.640127	to	$23.417586	$22,723,243	0.50%	to	2.75%	0.73%	to	0.84%	8.63%	to	11.10%
2013	1,636,395	$20.895412	to	$21.078399	$24,630,367	0.50%	to	2.70%	0.85%	to	0.86%	27.47%	to	30.30%
Fidelity® VIP Mid Cap Portfolio
2017	619,332	$28.875414	to	$29.398935	$12,575,578	0.50%	to	2.70%	0.48%	to	0.49%	17.33%	to	19.94%
2016	778,627	$24.512368	to	$24.611032	$13,298,984	0.50%	to	2.70%	0.32%	to	0.32%	8.94%	to	11.36%
2015	938,115	$22.010852	to	$22.591009	$14,496,070	0.50%	to	2.70%	0.24%	to	0.26%	(4.25)%	to	(2.12)%
2014	1,096,983	$22.487394	to	$23.593679	$17,404,971	0.50%	to	2.70%	0.02%	to	0.02%	3.21%	to	5.50%
2013	1,201,597	$21.314452	to	$22.860601	$18,323,229	0.50%	to	2.70%	0.20%	to	0.32%	32.25%	to	35.19%
Fidelity® VIP Value Strategies Portfolio
2017	31,607	$19.164009	to	$33.606969	$656,856	1.25%	to	2.75%	1.24%	to	1.30%	15.86%	to	17.61%
2016	32,475	$16.295090	to	$29.007446	$581,883	1.25%	to	2.75%	0.82%	to	0.93%	6.31%	to	7.91%
2015	41,242	$15.099990	to	$27.286308	$657,526	1.25%	to	2.75%	0.86%	to	0.88%	(5.82)%	to	(4.39)%
2014	48,293	$15.793821	to	$28.971599	$807,560	1.25%	to	2.75%	0.70%	to	0.80%	3.62%	to	5.19%
2013	94,871	$15.014580	to	$28.029835	$1,454,040	1.25%	to	2.70%	0.68%	to	0.70%	26.72%	to	28.57%
Fidelity® VIP Dynamic Capital Appreciation Portfolio
2017	12,674	$21.356064	to	$31.730615	$274,613	1.25%	to	2.40%	0.44%	to	0.47%	20.57%	to	21.97%
2016	17,768	$17.509591	to	$26.316250	$337,303	1.25%	to	2.40%	0.81%	to	1.08%	0.22%	to	1.38%
2015	21,840	$17.270582	to	$26.257268	$388,822	1.25%	to	2.40%	0.51%	to	0.99%	(1.37)%	to	(0.23)%
2014	33,313	$17.310494	to	$26.622433	$560,600	1.25%	to	2.40%	0.23%	to	0.24%	8.04%	to	9.28%
2013	60,536	$15.839793	to	$24.768200	$932,859	1.25%	to	2.30%	0.12%	to	0.13%	35.11%	to	36.54%
Fidelity® VIP Strategic Income Portfolio
2017	7,473	$15.814675	to	$16.017684	$118,687	0.50%	to	0.65%	2.95%	to	3.05%	6.85%	to	7.01%
2016	7,390	$11.555892	to	$14.968580	$109,810	0.50%	to	1.45%	—%	to	3.40%	6.46%	to	7.48%
2015	9,535	$10.854415	to	$13.927036	$126,048	0.50%	to	1.45%	2.57%	to	2.61%	(3.35)%	to	(2.42)%
2014	9,676	$11.230376	to	$14.273150	$131,512	0.50%	to	1.45%	2.85%	to	2.87%	1.89%	to	2.86%
2013	7,170	$13.783094	to	$13.876518	$99,079	0.50%	to	0.65%	3.75%	to	5.45%	(0.61)%	to	(0.46)%
Franklin Rising Dividends VIP Fund
2017	5,735,871	$25.807302	to	$30.570925	$164,155,125	0.50%	to	2.80%	1.48%	to	1.53%	17.23%	to	19.80%
2016	6,764,063	$22.014024	to	$25.517537	$163,348,929	0.50%	to	2.80%	1.35%	to	1.37%	12.84%	to	15.36%
2015	7,759,455	$19.509293	to	$22.120594	$164,590,602	0.50%	to	2.80%	1.42%	to	1.62%	(6.31)%	to	(4.23)%
2014	9,679,042	$20.822970	to	$23.097903	$217,207,566	0.50%	to	2.80%	1.29%	to	1.32%	5.72%	to	8.08%
2013	12,257,980	$19.696171	to	$21.371913	$258,059,095	0.50%	to	2.80%	1.35%	to	1.52%	26.11%	to	28.93%
Franklin Income VIP Fund
2017	15,375,955	$20.285231	to	$20.543598	$333,343,316	0.50%	to	2.80%	3.86%	to	4.09%	6.65%	to	9.00%
2016	18,020,246	$18.846757	to	$19.021188	$362,542,937	0.50%	to	2.80%	4.81%	to	4.99%	10.88%	to	13.30%
2015	21,626,662	$16.634234	to	$17.155407	$388,173,394	0.50%	to	2.80%	4.52%	to	4.62%	(9.62)%	to	(7.61)%
2014	26,930,252	$18.004152	to	$18.981745	$531,422,802	0.50%	to	2.80%	4.69%	to	4.86%	1.73%	to	4.00%
2013	33,417,486	$17.311532	to	$18.659483	$645,762,006	0.50%	to	2.80%	6.12%	to	6.19%	10.80%	to	13.29%
Franklin Large Cap Growth VIP Fund
2017	1,145,388	$22.282173	to	$24.293354	$23,627,681	1.35%	to	2.80%	0.62%	to	0.62%	24.57%	to	26.39%
2016	1,308,833	$17.629724	to	$19.501475	$21,434,368	1.35%	to	2.80%	—%	to	—%	(4.50)%	to	(3.11)%
2015	1,633,041	$18.195479	to	$20.421344	$27,760,346	1.35%	to	2.80%	—%	to	0.27%	2.71%	to	4.21%
2014	1,930,654	$17.460819	to	$19.943740	$31,676,912	1.35%	to	2.75%	1.01%	to	1.09%	9.41%	to	10.95%
2013	2,354,613	$15.737151	to	$18.228395	$35,049,205	1.35%	to	2.75%	1.08%	to	1.09%	25.15%	to	26.91%
Franklin Global Real Estate VIP Fund
2017	33,022	$19.596544	to	$25.300343	$811,965	1.40%	to	2.40%	3.02%	to	3.13%	7.85%	to	8.94%
2016	37,743	$18.169348	to	$23.224410	$855,299	1.40%	to	2.40%	1.22%	to	1.23%	(1.84)%	to	(0.86)%
2015	37,567	$18.510266	to	$23.424914	$857,471	1.40%	to	2.40%	3.07%	to	3.24%	(1.81)%	to	(0.83)%
2014	48,438	$18.852137	to	$23.620092	$1,114,608	1.40%	to	2.40%	0.44%	to	0.46%	12.28%	to	13.41%
2013	56,616	$16.789715	to	$20.826823	$1,153,745	1.40%	to	2.40%	4.38%	to	4.65%	(0.11)%	to	0.90%
Franklin Small-Mid Cap Growth VIP Fund
2017	2,552,501	$27.599807	to	$29.331498	$47,720,881	0.50%	to	2.80%	—%	to	—%	18.05%	to	20.70%
2016	2,904,627	$23.380067	to	$24.301278	$45,772,218	0.50%	to	2.80%	—%	to	—%	1.29%	to	3.52%
2015	3,367,710	$23.081525	to	$23.475745	$52,059,671	0.50%	to	2.80%	—%	to	—%	(5.35)%	to	(3.25)%
2014	4,136,936	$22.406751	to	$24.385128	$67,441,297	0.85%	to	2.80%	—%	to	—%	4.50%	to	6.56%
2013	5,125,090	$21.026849	to	$23.334129	$79,345,282	0.85%	to	2.80%	—%	to	—%	34.34%	to	36.99%
Franklin Small Cap Value VIP Fund
2017	644,831	$28.621801	to	$32.012289	$12,167,564	0.30%	to	2.75%	—%	to	0.52%	7.65%	to	10.23%
2016	853,643	$26.587670	to	$29.040831	$14,743,972	0.30%	to	2.75%	—%	to	0.78%	26.66%	to	29.73%
2015	876,888	$20.991766	to	$22.385491	$11,919,792	0.30%	to	2.75%	—%	to	0.69%	(9.90)%	to	(7.80)%
2014	1,107,452	$23.298291	to	$24.012610	$16,455,234	0.50%	to	2.75%	0.48%	to	0.66%	(2.16)%	to	(0.02)%
2013	1,390,083	$23.812141	to	$24.018165	$20,748,049	0.50%	to	2.75%	1.16%	to	1.32%	32.54%	to	35.44%
Franklin Strategic Income VIP Fund
2017	5,125,664	$15.357547	to	$15.538835	$100,756,200	0.50%	to	2.80%	2.70%	to	3.01%	1.85%	to	3.94%
2016	5,658,488	$14.949678	to	$15.079310	$108,493,198	0.50%	to	2.80%	3.24%	to	3.63%	5.26%	to	7.33%
2015	6,821,524	$13.929325	to	$14.325250	$122,914,593	0.50%	to	2.80%	6.30%	to	6.57%	(6.28)%	to	(4.45)%
2014	8,389,084	$14.578740	to	$15.285334	$161,317,982	0.50%	to	2.80%	5.79%	to	5.93%	(0.70)%	to	1.25%
2013	10,225,598	$14.399450	to	$15.392925	$198,652,045	0.50%	to	2.80%	5.42%	to	5.80%	0.66%	to	2.65%
Franklin Mutual Shares VIP Fund
2017	8,326,615	$20.882885	to	$24.016641	$189,034,255	0.30%	to	2.80%	—%	to	2.27%	5.36%	to	7.93%
2016	9,730,034	$19.821188	to	$22.252692	$207,416,296	0.30%	to	2.80%	—%	to	1.99%	12.85%	to	15.59%
2015	11,800,382	$17.563602	to	$19.250716	$219,877,316	0.30%	to	2.80%	—%	to	3.08%	(7.56)%	to	(5.33)%
2014	14,365,304	$19.000464	to	$20.112965	$287,959,094	0.50%	to	2.80%	1.82%	to	1.99%	4.16%	to	6.51%
2013	17,906,901	$18.240897	to	$18.883899	$343,836,287	0.50%	to	2.80%	2.02%	to	2.07%	24.72%	to	27.41%
Templeton Developing Markets VIP Fund
2017	819,480	$19.314424	to	$31.742262	$18,327,910	0.85%	to	2.75%	1.11%	to	1.22%	36.84%	to	39.46%
2016	920,120	$14.114481	to	$22.760523	$14,913,656	0.85%	to	2.75%	1.11%	to	1.14%	14.60%	to	16.80%
2015	1,065,421	$12.316326	to	$19.487393	$14,902,292	0.85%	to	2.75%	1.36%	to	2.40%	(21.61)%	to	(20.11)%
2014	1,327,897	$15.711905	to	$24.391339	$23,637,941	0.85%	to	2.75%	1.80%	to	1.97%	(10.58)%	to	(8.87)%
2013	1,694,600	$17.571473	to	$26.764414	$34,141,312	0.85%	to	2.75%	1.69%	to	1.92%	(3.43)%	to	(1.58)%
Templeton Foreign VIP Fund
2017	4,214,224	$16.758176	to	$17.761339	$63,148,606	0.30%	to	2.75%	—%	to	2.59%	13.53%	to	16.27%
2016	4,970,803	$14.761174	to	$15.275854	$64,936,858	0.30%	to	2.75%	—%	to	1.91%	4.27%	to	6.77%
2015	5,725,507	$14.122314	to	$14.156956	$71,098,235	0.50%	to	2.75%	3.06%	to	3.35%	(9.03)%	to	(7.11)%
2014	6,427,949	$15.372277	to	$15.562315	$87,143,294	0.30%	to	2.75%	—%	to	1.77%	(13.54)%	to	(11.49)%
2013	7,579,644	$17.367091	to	$18.000234	$118,072,167	0.30%	to	2.75%	—%	to	2.82%	19.64%	to	22.49%
Templeton Growth VIP Fund
2017	6,013,942	$20.307880	to	$22.065681	$109,641,328	0.50%	to	2.75%	1.44%	to	1.64%	15.29%	to	17.79%
2016	7,095,202	$17.614976	to	$18.733633	$110,930,197	0.50%	to	2.75%	1.92%	to	2.00%	6.65%	to	8.92%
2015	8,496,186	$16.517233	to	$17.199491	$123,367,075	0.50%	to	2.75%	2.41%	to	2.74%	(9.02)%	to	(7.01)%
2014	10,363,841	$18.155747	to	$18.496229	$164,202,557	0.50%	to	2.75%	1.21%	to	1.53%	(5.45)%	to	(3.37)%
2013	12,935,884	$19.140368	to	$19.202764	$215,920,588	0.50%	to	2.75%	1.94%	to	2.23%	27.27%	to	29.99%
Franklin Mutual Global Discovery VIP Fund
2017	2,026,252	$18.963990	to	$21.062852	$57,709,185	0.50%	to	2.80%	1.68%	to	1.79%	5.60%	to	7.96%
2016	2,299,590	$17.958351	to	$19.509669	$61,818,346	0.50%	to	2.80%	1.51%	to	1.71%	9.08%	to	11.46%
2015	2,724,775	$16.463719	to	$17.503562	$66,618,842	0.50%	to	2.80%	2.60%	to	2.79%	(6.31)%	to	(4.22)%
2014	3,360,539	$17.572790	to	$18.275181	$87,271,968	0.50%	to	2.80%	2.00%	to	2.13%	2.79%	to	5.07%
2013	4,135,635	$17.095911	to	$17.393302	$104,121,213	0.50%	to	2.80%	2.12%	to	2.19%	24.09%	to	26.89%
Franklin Flex Cap Growth VIP Fund
2017	558,501	$23.630633	to	$26.522361	$10,970,274	0.50%	to	2.75%	—%	to	—%	23.50%	to	26.15%
2016	638,501	$19.134239	to	$21.023945	$10,079,964	0.50%	to	2.75%	—%	to	—%	(5.52)%	to	(3.47)%
2015	778,813	$20.252735	to	$21.778839	$12,899,308	0.50%	to	2.75%	—%	to	—%	1.53%	to	3.80%
2014	893,234	$17.781146	to	$19.946646	$14,474,320	0.85%	to	2.75%	—%	to	—%	3.23%	to	5.21%
2013	1,109,141	$16.901039	to	$19.323070	$17,183,794	0.85%	to	2.75%	—%	to	—%	33.76%	to	36.32%

Templeton Global Bond VIP Fund
2017	853,837	$13.318597	to	$14.229796	$11,731,550	0.50%	to	2.70%	—%	to	—%	(0.95)%	to	1.25%
2016	972,798	$13.446298	to	$14.053626	$13,338,093	0.50%	to	2.70%	—%	to	—%	0.13%	to	2.36%
2015	1,102,227	$13.428944	to	$13.730112	$14,919,710	0.50%	to	2.70%	6.47%	to	8.02%	(6.94)%	to	(4.87)%
2014	1,209,784	$14.430215	to	$14.432629	$17,397,591	0.50%	to	2.70%	4.46%	to	4.96%	(1.02)%	to	1.19%
2013	1,311,053	$14.263388	to	$14.578287	$18,826,191	0.50%	to	2.70%	4.45%	to	4.95%	(1.17)%	to	1.03%
Hartford Balanced HLS Fund
2017	3,851,653	$18.283142	to	$21.526102	$13,086,763	0.85%	to	2.75%	0.80%	to	2.05%	12.17%	to	14.61%
2016	4,387,479	$15.952107	to	$19.190531	$12,814,954	0.85%	to	2.75%	2.22%	to	2.53%	2.92%	to	5.14%
2015	5,237,448	$15.172419	to	$18.645311	$14,355,475	0.85%	to	2.75%	1.59%	to	1.59%	(2.78)%	to	(0.67)%
2014	6,301,401	$15.274798	to	$19.177920	$16,694,431	0.85%	to	2.75%	1.50%	to	1.60%	6.54%	to	8.86%
2013	7,677,578	$14.031437	to	$18.001299	$18,155,718	0.85%	to	2.75%	1.40%	to	1.58%	17.61%	to	20.16%
Hartford Total Return Bond HLS Fund
2017	16,817,785	$12.634875	to	$14.533811	$105,310,772	0.50%	to	2.80%	2.72%	to	2.84%	1.91%	to	4.63%
2016	18,329,294	$12.398507	to	$13.890160	$111,466,608	0.50%	to	2.80%	2.24%	to	2.59%	1.34%	to	3.97%
2015	21,485,983	$12.234802	to	$13.359427	$125,304,643	0.50%	to	2.80%	3.05%	to	3.08%	(3.55)%	to	(1.08)%
2014	25,293,527	$12.685130	to	$13.505685	$145,425,752	0.50%	to	2.80%	2.95%	to	3.26%	2.76%	to	5.36%
2013	28,918,085	$12.343982	to	$12.818679	$154,892,749	0.50%	to	2.80%	3.65%	to	4.09%	(4.37)%	to	(1.86)%
Hartford Capital Appreciation HLS Fund
2017	10,221,718	$27.410023	to	$28.687355	$106,852,678	0.50%	to	2.80%	0.84%	to	1.07%	18.45%	to	21.53%
2016	12,087,633	$23.139746	to	$23.605269	$109,530,012	0.50%	to	2.80%	0.86%	to	1.13%	2.34%	to	5.00%
2015	14,077,134	$22.482246	to	$22.611663	$122,216,277	0.50%	to	2.80%	0.66%	to	0.90%	(2.00)%	to	0.51%
2014	17,021,067	$22.367476	to	$23.072403	$145,554,664	0.50%	to	2.80%	0.62%	to	0.91%	4.08%	to	6.77%
2013	20,021,826	$20.948870	to	$22.167748	$156,772,819	0.50%	to	2.80%	0.66%	to	0.91%	34.89%	to	38.39%
Hartford Dividend and Growth HLS Fund
2017	7,208,288	$25.558708	to	$30.360968	$78,574,776	0.50%	to	2.80%	1.35%	to	1.61%	14.85%	to	17.77%
2016	8,617,177	$22.253982	to	$25.780508	$84,569,750	0.50%	to	2.80%	1.71%	to	2.06%	11.42%	to	14.31%
2015	10,083,636	$19.973005	to	$22.552591	$87,476,243	0.50%	to	2.80%	1.54%	to	1.84%	(4.13)%	to	(1.65)%
2014	12,201,452	$20.897634	to	$22.930999	$104,686,058	0.50%	to	2.75%	1.60%	to	1.89%	9.63%	to	12.40%
2013	15,217,649	$19.062349	to	$20.401863	$110,603,880	0.50%	to	2.75%	1.74%	to	1.99%	28.01%	to	31.27%
Hartford Healthcare HLS Fund
2017	13,766	$5.500146	to	$5.842235	$80,423	1.40%	to	1.75%	—%	to	—%	19.85%	to	20.27%
2016	20,225	$4.589350	to	$4.857765	$97,536	1.40%	to	1.75%	3.33%	to	3.36%	(10.22)%	to	(9.91)%
2015	29,297	$5.111962	to	$5.392026	$157,225	1.40%	to	1.75%	—%	to	—%	11.02%	to	11.41%
2014	29,421	$4.604617	to	$4.839920	$141,771	1.40%	to	1.75%	0.04%	to	0.04%	24.80%	to	25.23%
2013	40,443	$3.689662	to	$3.864674	$155,832	1.40%	to	1.75%	0.24%	to	0.30%	48.87%	to	49.39%
Hartford Global Growth HLS Fund
2017	177,889	$14.299699	to	$30.730518	$998,925	0.50%	to	2.75%	0.27%	to	0.51%	28.78%	to	32.06%
2016	237,517	$11.104106	to	$23.269366	$903,875	0.50%	to	2.75%	0.13%	to	0.68%	(1.05)%	to	1.44%
2015	257,455	$11.221450	to	$22.938184	$1,034,183	0.50%	to	2.75%	0.29%	to	0.53%	4.84%	to	7.50%
2014	262,710	$10.703557	to	$11.985136	$880,101	1.25%	to	2.75%	0.25%	to	0.46%	5.46%	to	7.04%
2013	203,091	$11.364381	to	$20.976608	$691,385	1.25%	to	2.40%	0.60%	to	0.76%	33.07%	to	34.60%
Hartford Disciplined Equity HLS Fund

2017	600,755	$30.291087	to	$33.884927	$11,973,068	0.50%	to	2.70%	0.97%	to	1.54%	18.67%	to	21.31%
2016	684,441	$25.525292	to	$27.932790	$11,480,135	0.50%	to	2.70%	0.17%	to	0.97%	2.94%	to	5.23%
2015	780,338	$24.795574	to	$26.543868	$12,535,282	0.50%	to	2.70%	0.79%	to	4.27%	3.99%	to	6.30%
2014	966,060	$17.539302	to	$23.844431	$14,807,260	0.85%	to	2.70%	0.11%	to	0.73%	13.09%	to	15.20%
2013	1,101,018	$15.225344	to	$21.085043	$14,667,571	0.85%	to	2.70%	0.96%	to	1.00%	32.20%	to	34.67%
Hartford Growth Opportunities HLS Fund
2017	1,150,790	$32.576607	to	$36.470168	$23,977,401	0.50%	to	2.75%	—%	to	—%	26.91%	to	29.80%
2016	1,435,786	$25.668615	to	$28.097800	$23,340,974	0.50%	to	2.75%	0.43%	to	0.43%	(3.19)%	to	(0.99)%
2015	1,788,705	$26.514567	to	$28.377928	$29,530,340	0.50%	to	2.75%	0.13%	to	0.13%	8.71%	to	11.18%
2014	2,294,100	$24.391204	to	$25.524668	$34,568,919	0.50%	to	2.75%	0.17%	to	0.18%	11.05%	to	13.57%
2013	2,491,105	$22.020532	to	$22.473877	$33,470,814	0.50%	to	2.70%	0.01%	to	0.01%	32.13%	to	35.07%
Hartford High Yield HLS Fund
2017	392,657	$21.162614	to	$21.874855	$6,566,826	0.50%	to	2.70%	3.56%	to	6.53%	4.74%	to	7.07%
2016	455,559	$19.765540	to	$20.885096	$7,253,753	0.50%	to	2.70%	6.03%	to	6.05%	11.21%	to	13.68%
2015	523,035	$17.386940	to	$18.780286	$7,448,045	0.50%	to	2.70%	5.92%	to	6.62%	(6.85)%	to	(4.78)%
2014	570,252	$18.260110	to	$20.162328	$8,624,985	0.50%	to	2.70%	7.29%	to	7.77%	(0.15)%	to	2.07%
2013	635,510	$17.890402	to	$20.193484	$9,349,739	0.50%	to	2.70%	8.00%	to	8.20%	3.60%	to	5.90%
Hartford International Opportunities HLS Fund
2017	1,099,728	$19.466539	to	$21.188012	$7,377,364	0.50%	to	2.75%	1.16%	to	1.49%	21.61%	to	24.63%
2016	1,204,232	$12.016012	to	$16.007910	$6,723,023	0.30%	to	2.75%	—%	to	0.95%	(1.80)%	to	0.64%
2015	1,427,251	$16.300812	to	$16.874218	$7,595,342	0.50%	to	2.75%	1.16%	to	1.50%	(1.11)%	to	1.37%
2014	1,596,986	$11.780937	to	$16.483110	$8,200,250	0.30%	to	2.75%	—%	to	1.96%	(6.74)%	to	(4.43)%
2013	2,001,900	$12.326828	to	$17.674881	$9,647,494	0.30%	to	2.75%	1.94%	to	2.41%	17.99%	to	20.91%
Hartford Small/Mid Cap Equity HLS Fund
2017	60,900	$20.935673	to	$30.792776	$1,262,811	0.85%	to	2.75%	0.61%	to	1.03%	10.85%	to	13.46%
2016	89,432	$18.452482	to	$27.778644	$1,675,453	0.85%	to	2.75%	—%	to	1.43%	13.18%	to	15.50%
2015	102,012	$15.976238	to	$25.068396	$1,650,963	0.85%	to	2.70%	0.95%	to	1.24%	(7.27)%	to	(5.54)%
2014	122,007	$16.913383	to	$27.034635	$2,087,497	0.85%	to	2.70%	1.58%	to	1.59%	2.42%	to	4.33%
2013	154,328	$16.210977	to	$26.395817	$2,486,980	0.85%	to	2.70%	1.37%	to	1.56%	33.85%	to	36.35%
Hartford MidCap HLS Fund
2017	83,625	$9.696947	to	$9.696947	$810,909	1.40%	to	1.40%	—%	to	—%	22.44%	to	22.44%
2016	89,461	$7.919670	to	$7.919670	$708,498	1.40%	to	1.40%	0.03%	to	0.03%	10.14%	to	10.14%
2015	124,922	$7.190783	to	$7.190783	$898,288	1.40%	to	1.40%	0.08%	to	0.08%	(0.07)%	to	(0.07)%
2014	157,710	$7.035554	to	$7.195953	$1,131,916	1.40%	to	1.55%	—%	to	—%	9.38%	to	9.55%
2013	172,064	$6.431994	to	$6.568778	$1,127,729	1.40%	to	1.55%	0.02%	to	0.02%	37.31%	to	37.52%
Hartford MidCap Value HLS Fund
2017	26,009	$3.301867	to	$20.813961	$346,887	1.40%	to	2.75%	0.31%	to	0.31%	10.11%	to	11.61%
2016	33,243	$2.958388	to	$18.902209	$416,875	1.40%	to	2.75%	—%	to	0.31%	9.50%	to	10.99%
2015	65,761	$2.665391	to	$17.549879	$471,761	1.40%	to	2.45%	0.30%	to	0.33%	(3.83)%	to	(2.82)%
2014	85,552	$2.742662	to	$27.925632	$632,544	1.40%	to	2.50%	0.42%	to	0.46%	5.24%	to	6.41%
2013	125,236	$2.577505	to	$26.534299	$607,498	1.40%	to	2.50%	0.54%	to	1.00%	31.05%	to	32.50%
Hartford Ultrashort Bond HLS Fund
2017	45,072,107	$7.847083	to	$9.907999	$49,071,410	0.30%	to	2.80%	0.51%	to	0.55%	(1.98)%	to	0.50%
2016	52,018,282	$8.005703	to	$9.858641	$57,724,555	0.30%	to	2.80%	0.15%	to	0.16%	(2.13)%	to	0.34%
2015	59,547,994	$8.180333	to	$9.706359	$66,818,100	0.50%	to	2.80%	—%	to	0.32%	(2.85)%	to	(0.37)%
2014	76,823,463	$8.420257	to	$9.742603	$86,508,863	0.50%	to	2.80%	—%	to	—%	(2.86)%	to	(0.40)%

2013	106,805,182	$8.668057	to	$9.781671	$121,724,972	0.50%	to	2.80%	—%	to	—%	(2.86)%	to	(0.50)%
Hartford Small Company HLS Fund
2017	612,130	$26.067689	to	$29.886392	$2,768,606	0.50%	to	2.80%	—%	to	—%	22.57%	to	25.73%
2016	696,045	$21.267803	to	$23.769976	$2,725,976	0.50%	to	2.80%	—%	to	—%	(1.01)%	to	1.54%
2015	766,328	$21.483957	to	$23.410469	$3,177,827	0.50%	to	2.80%	—%	to	—%	(10.98)%	to	(8.67)%
2014	896,294	$24.207225	to	$25.632868	$4,037,360	0.50%	to	2.75%	—%	to	—%	3.95%	to	6.54%
2013	1,147,217	$23.286857	to	$24.059989	$4,973,222	0.50%	to	2.75%	—%	to	—%	40.07%	to	43.66%
Hartford SmallCap Growth HLS Fund
2017	75,199	$24.873776	to	$27.990034	$1,537,864	1.25%	to	2.45%	0.04%	to	0.04%	17.17%	to	18.58%
2016	69,179	$21.228904	to	$23.603716	$1,160,861	1.25%	to	2.45%	0.15%	to	0.15%	9.65%	to	10.98%
2015	74,024	$19.359825	to	$21.268837	$914,747	1.25%	to	2.45%	0.06%	to	0.07%	(2.95)%	to	(1.78)%
2014	94,084	$19.949186	to	$21.654810	$1,293,400	1.25%	to	2.45%	0.02%	to	0.07%	3.27%	to	4.52%
2013	118,401	$19.316921	to	$21.207706	$1,951,842	0.85%	to	2.45%	0.39%	to	0.60%	41.37%	to	43.65%
Hartford Stock HLS Fund
2017	2,969,751	$20.835266	to	$28.209319	$6,984,049	0.85%	to	2.75%	1.52%	to	1.86%	16.30%	to	18.83%
2016	3,387,031	$17.533233	to	$24.255468	$6,634,445	0.85%	to	2.75%	1.82%	to	1.90%	4.23%	to	6.51%
2015	3,972,069	$16.462260	to	$23.270296	$7,138,262	0.85%	to	2.75%	1.79%	to	1.83%	(0.30)%	to	1.87%
2014	4,897,250	$16.159456	to	$23.339295	$8,577,560	0.85%	to	2.75%	1.71%	to	1.92%	8.02%	to	10.36%
2013	5,851,086	$14.641880	to	$21.605585	$9,363,607	0.85%	to	2.75%	1.74%	to	2.02%	28.35%	to	31.13%
Hartford U.S. Government Securities HLS Fund
2017	563,800	$9.688990	to	$11.737333	$4,537,811	0.50%	to	2.70%	2.16%	to	2.86%	(1.38)%	to	0.81%
2016	591,593	$9.824638	to	$11.642669	$4,708,241	0.50%	to	2.70%	1.56%	to	1.91%	(1.16)%	to	1.03%
2015	630,736	$9.616246	to	$11.523427	$4,931,918	0.50%	to	2.45%	1.81%	to	1.82%	(0.90)%	to	1.06%
2014	677,875	$9.703192	to	$11.403055	$5,307,328	0.50%	to	2.45%	2.27%	to	2.78%	0.33%	to	2.30%
2013	754,440	$9.671617	to	$11.146482	$5,890,729	0.50%	to	2.45%	2.27%	to	2.28%	(4.06)%	to	(2.17)%
Hartford Value HLS Fund
2017	104,753	$17.234496	to	$28.535135	$1,264,114	0.50%	to	2.45%	1.75%	to	1.80%	12.65%	to	14.86%
2016	122,918	$15.299496	to	$24.842421	$1,382,086	0.50%	to	2.45%	1.77%	to	1.81%	10.94%	to	13.13%
2015	137,005	$13.790522	to	$21.959894	$1,410,659	0.50%	to	2.45%	1.58%	to	1.58%	(5.43)%	to	(3.56)%
2014	167,091	$21.064438	to	$22.771698	$1,928,639	0.50%	to	2.70%	—%	to	1.48%	8.40%	to	10.81%
2013	177,746	$13.418558	to	$20.550139	$1,855,273	0.50%	to	2.45%	1.69%	to	1.76%	28.75%	to	31.28%
Rational Dividend Capture VA Fund +
2017	654,916	$20.154101	to	$21.696327	$3,403,369	0.50%	to	2.75%	3.36%	to	3.38%	(4.26)%	to	(2.08)%
2016	716,440	$21.050591	to	$22.157222	$3,991,887	0.50%	to	2.75%	4.42%	to	4.73%	4.07%	to	6.43%
2015	919,469	$20.227894	to	$20.817629	$4,608,990	0.50%	to	2.75%	4.21%	to	4.30%	(5.69)%	to	(3.54)%
2014	1,488,705	$21.447710	to	$21.581635	$8,928,843	0.50%	to	2.75%	3.70%	to	5.21%	7.17%	to	9.61%
2013	2,068,011	$19.689337	to	$20.012231	$9,743,486	0.50%	to	2.75%	3.00%	to	3.60%	16.71%	to	19.36%
Rational Insider Buying VA Fund+
2017	1,186,020	$2.134848	to	$28.763884	$3,494,538	0.50%	to	2.50%	0.54%	to	0.56%	14.62%	to	16.93%
2016	1,453,799	$1.862571	to	$24.598765	$3,742,389	0.50%	to	2.50%	0.61%	to	0.64%	8.26%	to	10.45%
2015	1,842,192	$1.720408	to	$22.271358	$4,353,545	0.50%	to	2.50%	0.56%	to	0.57%	(9.46)%	to	(7.63)%
2014	2,898,810	$1.900179	to	$24.110995	$7,599,317	0.50%	to	2.50%	0.30%	to	0.35%	(4.48)%	to	(2.55)%
2013	2,405,150	$1.989341	to	$24.742397	$6,269,556	0.50%	to	2.50%	0.21%	to	0.33%	28.67%	to	31.26%
Lord Abbett Fundamental Equity Fund
2017	60,492	$19.639304	to	$24.038372	$1,385,575	0.50%	to	1.50%	—%	to	1.04%	10.90%	to	12.01%
2016	69,743	$17.709076	to	$21.460226	$1,432,057	0.50%	to	1.50%	1.14%	to	1.20%	14.02%	to	15.17%

2015	87,998	$15.531399	to	$18.634025	$1,564,491	0.50%	to	1.50%	1.08%	to	1.19%	(4.88)%	to	(3.93)%
2014	93,914	$16.328531	to	$19.395320	$1,740,888	0.50%	to	1.50%	0.46%	to	0.46%	5.55%	to	6.61%
2013	102,882	$15.470435	to	$18.193259	$1,788,586	0.50%	to	1.50%	0.03%	to	0.23%	33.74%	to	35.08%
Lord Abbett Calibrated Dividend Growth Fund
2017	145,762	$22.380222	to	$24.950037	$3,061,894	0.85%	to	2.70%	0.39%	to	0.43%	15.95%	to	18.12%
2016	183,230	$18.947640	to	$21.517417	$3,283,453	0.85%	to	2.70%	1.15%	to	2.46%	12.04%	to	14.13%
2015	223,166	$16.602197	to	$19.205816	$3,520,410	0.85%	to	2.70%	1.48%	to	1.69%	(4.74)%	to	(2.96)%
2014	305,569	$17.108718	to	$20.161583	$5,109,504	0.85%	to	2.70%	1.52%	to	1.57%	8.57%	to	10.60%
2013	361,384	$15.469389	to	$18.569944	$5,644,241	0.85%	to	2.70%	1.38%	to	1.52%	24.52%	to	26.84%
Lord Abbett Bond Debenture Fund
2017	549,121	$18.759450	to	$19.864893	$9,682,291	0.50%	to	2.70%	3.04%	to	4.10%	6.30%	to	8.67%
2016	567,672	$17.263252	to	$18.687005	$9,315,754	0.50%	to	2.70%	4.46%	to	6.07%	9.15%	to	11.57%
2015	686,625	$15.472419	to	$17.120902	$10,198,325	0.50%	to	2.70%	1.87%	to	4.61%	(4.15)%	to	(2.02)%
2014	805,425	$15.791694	to	$17.862911	$12,336,779	0.50%	to	2.70%	4.38%	to	4.78%	1.57%	to	3.83%
2013	908,072	$15.209739	to	$17.587280	$13,507,408	0.50%	to	2.70%	3.67%	to	5.13%	5.29%	to	7.63%
Lord Abbett Growth and Income Fund
2017	93,217	$23.110049	to	$23.485274	$1,576,087	0.50%	to	2.40%	1.37%	to	1.38%	10.69%	to	12.82%
2016	116,670	$20.817381	to	$20.877488	$1,754,696	0.50%	to	2.40%	1.41%	to	1.47%	14.34%	to	16.53%
2015	141,073	$13.235429	to	$18.259686	$1,843,008	1.25%	to	2.40%	0.37%	to	1.04%	(5.17)%	to	(4.07)%
2014	215,371	$12.711398	to	$13.796996	$3,120,851	1.25%	to	2.45%	0.15%	to	0.66%	5.05%	to	6.32%
2013	322,481	$12.100599	to	$12.977394	$4,816,754	1.25%	to	2.45%	0.57%	to	1.56%	32.61%	to	34.21%
MFS® Growth Fund
2017	1,533,512	$31.474515	to	$34.422833	$28,375,046	0.30%	to	2.80%	—%	to	0.10%	27.78%	to	30.69%
2016	1,900,666	$24.631996	to	$26.339016	$26,796,913	0.30%	to	2.80%	—%	to	0.04%	(0.39)%	to	1.87%
2015	2,204,305	$24.727335	to	$25.520887	$30,701,151	0.50%	to	2.80%	—%	to	0.21%	4.59%	to	6.77%
2014	2,279,203	$23.642338	to	$23.903523	$30,022,513	0.50%	to	2.80%	—%	to	0.11%	5.94%	to	8.14%
2013	2,873,997	$22.103748	to	$22.317418	$35,800,328	0.50%	to	2.80%	0.13%	to	0.23%	33.08%	to	35.81%
MFS® Global Equity Fund
2017	199,279	$25.325223	to	$33.295481	$5,247,444	0.85%	to	2.70%	0.81%	to	0.82%	20.77%	to	23.02%
2016	218,763	$20.970437	to	$27.065192	$4,771,582	0.85%	to	2.70%	0.94%	to	0.96%	4.49%	to	6.44%
2015	246,746	$20.069905	to	$25.428183	$5,128,324	0.85%	to	2.70%	1.01%	to	1.15%	(4.04)%	to	(2.25)%
2014	294,014	$20.914881	to	$26.012901	$6,312,544	0.85%	to	2.70%	0.69%	to	0.84%	1.11%	to	2.99%
2013	384,428	$18.124901	to	$25.256535	$8,069,294	0.85%	to	2.55%	—%	to	0.79%	24.60%	to	26.73%
MFS® Investors Trust Fund
2017	2,583,712	$20.349036	to	$25.683454	$49,741,630	1.15%	to	2.80%	0.54%	to	0.72%	19.94%	to	21.62%
2016	3,098,037	$16.584360	to	$21.413220	$49,243,607	1.25%	to	2.80%	0.53%	to	0.86%	5.59%	to	6.97%
2015	3,654,707	$15.503770	to	$20.279694	$54,485,307	1.25%	to	2.80%	0.69%	to	0.92%	(2.55)%	to	(1.29)%
2014	4,597,367	$15.706113	to	$20.810395	$69,771,301	1.25%	to	2.80%	0.76%	to	0.95%	7.94%	to	9.34%
2013	6,054,205	$14.365075	to	$19.279366	$84,388,804	1.25%	to	2.80%	0.96%	to	1.05%	28.41%	to	30.10%
MFS® Mid Cap Growth Fund
2017	1,343,451	$12.601001	to	$33.475229	$15,121,769	0.85%	to	2.75%	0.12%	to	0.12%	23.55%	to	25.92%
2016	1,572,628	$10.007009	to	$27.093650	$14,169,737	0.85%	to	2.75%	—%	to	—%	2.06%	to	4.02%
2015	2,271,225	$9.620047	to	$26.545633	$19,659,627	0.85%	to	2.75%	—%	to	—%	1.77%	to	3.73%
2014	2,268,798	$9.274418	to	$26.082856	$19,245,205	0.85%	to	2.75%	—%	to	—%	5.91%	to	7.94%
2013	2,697,012	$8.592141	to	$24.627585	$21,488,201	0.85%	to	2.75%	—%	to	—%	33.99%	to	36.56%
MFS® New Discovery Fund

2017	1,236,454	$17.934518	to	$36.811059	$31,095,608	0.65%	to	2.80%	—%	to	—%	23.16%	to	25.51%
2016	1,483,583	$14.288949	to	$29.888778	$30,037,343	0.65%	to	2.80%	—%	to	—%	6.04%	to	8.09%
2015	1,738,459	$13.219046	to	$28.186188	$32,932,634	0.65%	to	2.80%	—%	to	—%	(4.60)%	to	(2.78)%
2014	2,233,899	$13.596976	to	$29.543884	$44,234,490	0.65%	to	2.80%	—%	to	—%	(9.82)%	to	(8.09)%
2013	2,871,838	$14.794347	to	$32.844644	$61,957,861	0.65%	to	2.75%	—%	to	—%	37.68%	to	40.30%
MFS® Total Return Fund
2017	6,864,595	$18.615767	to	$20.856045	$146,002,086	0.50%	to	2.75%	2.18%	to	2.38%	9.25%	to	11.47%
2016	8,086,822	$17.039000	to	$18.710636	$155,634,755	0.50%	to	2.75%	2.68%	to	2.79%	6.14%	to	8.27%
2015	9,407,888	$16.053954	to	$17.281075	$168,891,338	0.50%	to	2.75%	2.39%	to	2.71%	(3.07)%	to	(1.08)%
2014	12,236,910	$16.563028	to	$17.468930	$223,847,629	0.50%	to	2.75%	1.72%	to	1.91%	5.56%	to	7.70%
2013	15,615,193	$15.691254	to	$16.220544	$268,989,737	0.50%	to	2.75%	1.64%	to	2.00%	15.82%	to	18.15%
MFS® Value Fund
2017	2,233,173	$25.602921	to	$29.158588	$61,806,760	0.30%	to	2.80%	—%	to	1.92%	14.40%	to	17.00%
2016	2,651,324	$22.379369	to	$24.922682	$63,152,998	0.30%	to	2.80%	—%	to	2.08%	10.94%	to	13.43%
2015	3,165,663	$20.172589	to	$21.687103	$66,887,253	0.50%	to	2.80%	2.11%	to	2.31%	(3.48)%	to	(1.43)%
2014	3,800,607	$20.899410	to	$22.001303	$82,955,423	0.50%	to	2.80%	1.30%	to	1.52%	7.46%	to	9.65%
2013	4,737,281	$19.448755	to	$20.064557	$96,244,644	0.50%	to	2.80%	0.98%	to	1.69%	32.14%	to	34.92%
MFS® Total Return Bond Series
2017	5,299,312	$12.998837	to	$14.211206	$74,483,025	0.50%	to	2.80%	2.95%	to	3.37%	1.57%	to	3.66%
2016	5,749,097	$12.797583	to	$13.708924	$78,599,528	0.50%	to	2.80%	3.22%	to	3.40%	1.36%	to	3.49%
2015	6,505,496	$12.626347	to	$13.246484	$86,674,926	0.50%	to	2.80%	3.22%	to	3.45%	(3.06)%	to	(1.08)%
2014	7,654,111	$13.024355	to	$13.390681	$104,151,511	0.50%	to	2.80%	2.61%	to	2.94%	2.92%	to	5.09%
2013	9,445,216	$12.654375	to	$12.741841	$123,654,533	0.50%	to	2.80%	1.11%	to	1.68%	(3.77)%	to	(1.78)%
MFS® Research Fund
2017	173,623	$26.796181	to	$27.804362	$4,116,069	0.85%	to	2.75%	1.35%	to	1.36%	20.02%	to	22.32%
2016	185,876	$21.905803	to	$23.165645	$3,649,101	0.85%	to	2.75%	0.76%	to	0.79%	5.79%	to	7.82%
2015	216,688	$20.317840	to	$21.898439	$3,977,640	0.85%	to	2.75%	0.52%	to	0.73%	(1.93)%	to	(0.05)%
2014	301,257	$20.327821	to	$22.329543	$5,573,469	0.85%	to	2.75%	—%	to	0.82%	7.21%	to	9.27%
2013	324,638	$16.078705	to	$18.603416	$5,542,668	0.85%	to	2.50%	0.32%	to	0.33%	29.02%	to	31.17%
MFS® High Yield Portfolio
2017	2,511,844	$11.142162	to	$12.166841	$29,269,488	0.85%	to	2.80%	6.10%	to	6.46%	3.74%	to	5.78%
2016	2,755,806	$10.740269	to	$11.501580	$30,652,921	0.85%	to	2.80%	6.73%	to	6.75%	10.68%	to	12.86%
2015	3,201,384	$9.703703	to	$10.190929	$31,860,609	0.85%	to	2.80%	7.11%	to	7.11%	(6.86)%	to	(5.03)%
2014	4,054,245	$10.418731	to	$10.730506	$42,882,934	0.85%	to	2.80%	4.75%	to	5.44%	(0.03)%	to	1.94%
2013	5,186,327	$10.422041	to	$10.526650	$54,331,348	0.85%	to	2.80%	2.42%	to	2.42%	4.22%	to	5.27%
BlackRock Global Allocation V.I. Fund
2017	17,028	$13.767961	to	$13.826114	$233,834	0.50%	to	0.75%	1.27%	to	1.29%	12.86%	to	13.14%
2016	16,468	$11.552461	to	$12.220278	$200,285	0.50%	to	1.45%	—%	to	1.27%	2.31%	to	3.29%
2015	23,105	$11.291541	to	$11.831361	$270,210	0.50%	to	1.45%	0.92%	to	1.05%	(2.43)%	to	(1.49)%
2014	24,332	$11.572322	to	$12.010881	$289,987	0.50%	to	1.45%	1.89%	to	2.25%	0.46%	to	1.42%
2013	19,169	$11.842252	to	$11.910946	$227,327	0.50%	to	0.75%	1.07%	to	1.86%	13.56%	to	13.85%
BlackRock Global Opportunities V.I. Fund
2017	1,462	$20.726269	to	$21.011728	$30,306	2.00%	to	2.45%	—%	to	1.65%	22.17%	to	22.72%
2016	2,138	$16.965646	to	$17.122152	$36,378	2.00%	to	2.45%	1.89%	to	2.05%	1.08%	to	1.54%
2015	2,286	$16.784034	to	$16.862821	$38,427	2.00%	to	2.45%	0.98%	to	1.11%	(1.72)%	to	(1.28)%
2014	2,089	$17.078460	to	$17.081562	$35,672	2.00%	to	2.45%	1.16%	to	1.27%	(6.47)%	to	(6.05)%

2013	1,865	$18.181762	to	$18.260509	$34,025	2.00%	to	2.45%	0.34%	to	0.36%	26.64%	to	27.21%
BlackRock Large Cap Focus Growth V.I. Fund+
2017	15,345	$19.721825	to	$31.796548	$363,831	1.75%	to	2.45%	0.02%	to	0.04%	26.42%	to	27.31%
2016	23,745	$15.491046	to	$25.150778	$443,860	1.75%	to	2.45%	0.76%	to	1.07%	5.27%	to	6.01%
2015	25,661	$14.612422	to	$23.890870	$445,990	1.75%	to	2.45%	0.45%	to	0.57%	0.24%	to	0.95%
2014	26,734	$14.475438	to	$23.833152	$461,428	1.75%	to	2.45%	0.54%	to	0.56%	11.40%	to	12.18%
2013	28,927	$12.903287	to	$15.196385	$439,153	1.75%	to	2.15%	0.49%	to	0.70%	31.07%	to	31.60%
BlackRock Equity Dividend V.I. Fund
2017	34,579	$19.029838	to	$20.321731	$695,324	0.50%	to	1.45%	1.45%	to	1.55%	14.81%	to	15.91%
2016	40,661	$16.574538	to	$17.532485	$705,620	0.50%	to	1.45%	1.46%	to	1.54%	14.39%	to	15.48%
2015	50,589	$14.489678	to	$15.182254	$760,676	0.50%	to	1.45%	1.45%	to	1.45%	(2.25)%	to	(1.31)%
2014	48,032	$14.822529	to	$15.384149	$732,802	0.50%	to	1.45%	1.45%	to	1.49%	7.50%	to	8.52%
2013	71,399	$13.788918	to	$14.176061	$1,005,774	0.50%	to	1.45%	1.69%	to	1.71%	22.33%	to	23.50%
Morgan Stanley VIF Core Plus Fixed Income Portfolio+
2017	3,989	$11.254344	to	$11.254344	$44,894	1.70%	to	1.70%	2.91%	to	2.91%	4.11%	to	4.11%
2016	4,051	$10.810072	to	$10.810072	$43,794	1.70%	to	1.70%	1.67%	to	1.67%	4.08%	to	4.08%
2015	4,119	$10.386757	to	$10.386757	$42,783	1.70%	to	1.70%	3.22%	to	3.22%	(2.50)%	to	(2.50)%
2014	4,187	$10.653472	to	$10.653472	$44,603	1.70%	to	1.70%	2.57%	to	2.57%	5.75%	to	5.75%
2013	3,079	$10.073973	to	$10.073973	$31,013	1.70%	to	1.70%	—%	to	—%	0.74%	to	0.74%
Morgan Stanley VIF Growth Portfolio+
2017	13,935	$19.401823	to	$20.666424	$280,826	1.35%	to	2.75%	—%	to	—%	38.95%	to	40.91%
2016	17,208	$13.963132	to	$14.666750	$247,562	1.35%	to	2.75%	—%	to	—%	(4.58)%	to	(3.24)%
2015	17,531	$14.633999	to	$15.157585	$262,035	1.35%	to	2.75%	—%	to	—%	8.93%	to	10.47%
2014	18,621	$13.434144	to	$13.721383	$253,346	1.35%	to	2.75%	—%	to	—%	3.21%	to	4.67%
2013	21,059	$13.016247	to	$13.109696	$275,252	1.35%	to	2.75%	—%	to	—%	30.16%	to	31.10%
Morgan Stanley VIF Mid Cap Growth Portfolio+
2017	83,954	$18.949179	to	$28.102860	$1,503,552	0.85%	to	2.70%	—%	to	—%	34.91%	to	37.43%
2016	99,265	$13.788729	to	$20.830859	$1,299,458	0.85%	to	2.70%	—%	to	—%	(11.27)%	to	(9.61)%
2015	114,453	$15.255417	to	$23.477293	$1,673,534	0.85%	to	2.70%	—%	to	—%	(8.49)%	to	(6.79)%
2014	127,397	$16.365859	to	$25.656623	$2,008,157	0.85%	to	2.70%	—%	to	—%	(0.87)%	to	0.98%
2013	148,044	$16.207149	to	$25.882254	$2,321,328	0.85%	to	2.70%	0.22%	to	0.25%	33.83%	to	36.32%
Invesco V.I. American Value Fund
2017	57,869	$16.916529	to	$19.797010	$1,098,112	0.85%	to	2.45%	0.55%	to	0.60%	7.03%	to	8.75%
2016	53,924	$15.805692	to	$18.203574	$950,108	0.85%	to	2.45%	0.12%	to	0.12%	12.43%	to	14.24%
2015	46,583	$14.058086	to	$15.933971	$721,691	0.85%	to	2.45%	0.01%	to	0.01%	(11.55)%	to	(10.13)%
2014	51,282	$15.894550	to	$17.729300	$888,880	0.85%	to	2.45%	0.19%	to	0.27%	6.83%	to	8.55%
2013	66,877	$14.878459	to	$16.332597	$1,067,146	0.85%	to	2.45%	0.53%	to	0.55%	30.69%	to	32.80%
Morgan Stanley Mid Cap Growth Portfolio+
2017	—	$14.541387	to	$16.469337	$—	1.35%	to	2.20%	—%	to	—%	25.01%	to	25.85%
2016	9,787	$11.631839	to	$13.086696	$126,671	1.35%	to	2.20%	—%	to	—%	(11.40)%	to	(10.64)%
2015	8,862	$13.128552	to	$14.645554	$128,306	1.35%	to	2.20%	—%	to	—%	(8.84)%	to	(8.06)%
2014	9,586	$14.401329	to	$15.929315	$151,149	1.35%	to	2.20%	—%	to	—%	(1.41)%	to	(0.57)%
2013	18,343	$14.607207	to	$16.020231	$283,325	1.35%	to	2.20%	0.06%	to	0.06%	34.37%	to	35.52%
BlackRock Capital Appreciation V.I. Fund
2017	26,551	$18.925560	to	$20.210434	$539,619	0.50%	to	1.45%	—%	to	—%	31.03%	to	32.28%
2016	36,553	$14.443338	to	$15.278228	$559,679	0.50%	to	1.45%	—%	to	—%	(1.57)%	to	(0.63)%

2015	40,469	$14.673899	to	$15.375355	$624,328	0.50%	to	1.45%	—%	to	—%	5.08%	to	6.08%
2014	41,319	$13.965119	to	$14.494328	$597,189	0.50%	to	1.45%	—%	to	—%	6.99%	to	8.01%
2013	68,704	$13.052518	to	$13.419051	$919,749	0.50%	to	1.45%	—%	to	—%	31.48%	to	32.73%
Columbia Variable Portfolio - Asset Allocation Fund
2017	896,939	$1.801739	to	$20.236855	$1,931,134	1.70%	to	2.80%	1.59%	to	1.64%	12.43%	to	13.67%
2016	1,027,526	$1.585011	to	$17.999392	$1,929,599	1.70%	to	2.80%	2.22%	to	2.23%	2.45%	to	3.58%
2015	1,615,330	$1.530186	to	$17.569038	$2,685,616	1.70%	to	2.80%	2.01%	to	2.07%	(1.72)%	to	(0.64)%
2014	1,975,569	$1.390229	to	$1.539994	$3,266,714	1.70%	to	2.50%	2.27%	to	2.50%	7.33%	to	8.19%
2013	2,523,886	$1.295289	to	$1.423392	$3,713,728	1.70%	to	2.50%	2.39%	to	2.43%	15.25%	to	16.18%
Columbia Variable Portfolio - Dividend Opportunity Fund
2017	474,696	$14.587562	to	$15.697718	$7,236,021	1.70%	to	2.80%	—%	to	—%	11.22%	to	12.45%
2016	552,896	$13.115961	to	$13.959804	$7,528,292	1.70%	to	2.80%	—%	to	—%	10.53%	to	11.75%
2015	638,628	$11.866359	to	$12.491639	$7,817,514	1.70%	to	2.80%	—%	to	—%	(5.34)%	to	(4.29)%
2014	729,017	$12.535952	to	$13.052025	$9,365,686	1.70%	to	2.80%	—%	to	—%	7.04%	to	8.22%
2013	844,488	$11.711566	to	$12.060362	$10,069,242	1.70%	to	2.80%	—%	to	—%	23.32%	to	24.68%
Columbia Variable Portfolio - Income Opportunities Fund
2017	486,473	$10.981367	to	$11.574276	$5,519,773	1.70%	to	2.80%	6.23%	to	6.27%	3.62%	to	4.76%
2016	551,922	$10.598072	to	$11.048118	$6,004,460	1.70%	to	2.80%	10.70%	to	10.87%	7.87%	to	9.06%
2015	613,284	$9.825034	to	$10.130224	$6,144,082	1.70%	to	2.80%	9.20%	to	9.34%	(3.73)%	to	(2.67)%
2014	741,140	$10.214820	to	$10.407596	$7,660,597	1.70%	to	2.75%	—%	to	—%	1.20%	to	2.27%
2013	895,545	$10.093976	to	$10.177068	$9,087,876	1.70%	to	2.75%	5.48%	to	6.18%	0.94%	to	1.77%

Columbia Variable Portfolio - Mid Cap Growth Fund
2017	456,179	$15.299871	to	$16.087414	$7,176,535	1.70%	to	2.75%	—%	to	—%	19.65%	to	20.91%
2016	519,137	$12.787005	to	$13.304866	$6,786,779	1.70%	to	2.75%	—%	to	—%	(0.48)%	to	0.57%
2015	600,424	$12.848975	to	$13.229680	$7,843,268	1.70%	to	2.75%	—%	to	—%	2.75%	to	3.84%
2014	708,214	$12.505029	to	$12.741041	$8,951,793	1.70%	to	2.75%	—%	to	—%	4.50%	to	5.60%
2013	828,931	$11.966406	to	$12.064865	$9,966,805	1.70%	to	2.75%	—%	to	—%	19.66%	to	20.65%
Oppenheimer Capital Appreciation Fund/VA
2017	27,283	$16.105084	to	$18.121213	$478,267	1.25%	to	2.45%	0.01%	to	0.01%	23.44%	to	24.93%
2016	38,555	$13.046402	to	$14.504715	$543,614	1.25%	to	2.45%	0.11%	to	0.12%	(4.79)%	to	(3.64)%
2015	62,594	$13.703122	to	$15.052983	$925,014	1.25%	to	2.45%	—%	to	—%	0.77%	to	1.98%
2014	72,050	$14.760057	to	$22.965685	$1,049,576	1.25%	to	2.70%	—%	to	0.18%	12.06%	to	13.70%
2013	54,304	$12.104780	to	$12.981843	$697,834	1.25%	to	2.45%	0.74%	to	0.75%	26.30%	to	27.82%
Oppenheimer Global Fund/VA
2017	285,296	$19.848103	to	$27.236947	$5,392,022	0.85%	to	2.70%	0.65%	to	0.76%	32.69%	to	35.17%
2016	317,145	$14.684228	to	$20.526498	$4,470,280	0.85%	to	2.70%	0.77%	to	0.77%	(2.82)%	to	(1.00)%
2015	400,978	$14.832940	to	$21.121837	$5,721,917	0.85%	to	2.70%	0.94%	to	1.06%	0.91%	to	2.79%
2014	480,986	$14.429674	to	$20.931410	$6,711,569	0.85%	to	2.70%	0.83%	to	0.86%	(0.66)%	to	1.19%
2013	530,619	$14.259651	to	$21.071035	$7,345,651	0.85%	to	2.70%	1.15%	to	1.17%	23.61%	to	25.92%
Oppenheimer Main Street Fund®/VA+
2017	44,637	$17.957499	to	$21.015465	$884,787	0.85%	to	2.45%	—%	to	1.01%	13.81%	to	15.65%
2016	63,862	$17.541290	to	$24.640162	$1,126,233	1.25%	to	2.40%	0.75%	to	0.92%	8.66%	to	9.92%
2015	33,266	$15.958911	to	$22.676715	$544,744	1.25%	to	2.40%	0.65%	to	0.71%	0.66%	to	1.83%
2014	48,941	$15.672806	to	$22.120031	$771,616	1.25%	to	2.70%	—%	to	0.65%	7.46%	to	9.03%
2013	89,501	$14.374844	to	$20.901096	$1,276,256	1.25%	to	2.40%	0.85%	to	0.87%	28.32%	to	29.81%
Oppenheimer Main Street Small Cap Fund/VA

2017	178,400	$24.047995	to	$32.376125	$4,081,297	0.85%	to	2.70%	0.62%	to	0.65%	10.88%	to	12.95%
2016	222,152	$21.291496	to	$29.199890	$4,535,693	0.85%	to	2.70%	0.25%	to	0.25%	14.54%	to	16.68%
2015	266,731	$18.248414	to	$25.493533	$4,687,398	0.85%	to	2.70%	0.61%	to	0.63%	(8.60)%	to	(6.89)%
2014	323,355	$19.598483	to	$27.891160	$6,129,610	0.85%	to	2.70%	0.62%	to	0.66%	8.68%	to	10.71%
2013	380,278	$17.702586	to	$25.663354	$6,526,667	0.85%	to	2.70%	0.64%	to	0.71%	36.88%	to	39.43%
Oppenheimer Equity Income Fund/VA+
2017	—	$13.154706	to	$14.697871	$—	1.25%	to	2.45%	2.13%	to	2.19%	3.64%	to	4.16%
2016	20,584	$12.692256	to	$14.110975	$284,264	1.25%	to	2.45%	5.25%	to	5.26%	12.34%	to	13.70%
2015	22,574	$11.297861	to	$12.410922	$274,799	1.25%	to	2.45%	2.71%	to	2.91%	(12.00)%	to	(10.94)%
2014	24,066	$13.935715	to	$20.291605	$335,468	1.25%	to	2.70%	—%	to	1.46%	7.78%	to	9.35%
2013	19,970	$11.882762	to	$12.743814	$251,413	1.25%	to	2.45%	1.15%	to	1.17%	25.59%	to	27.11%
Putnam VT Diversified Income Fund
2017	820,853	$14.918344	to	$18.456355	$11,591,824	0.85%	to	2.70%	5.34%	to	5.53%	4.27%	to	6.22%
2016	929,770	$14.045264	to	$17.700565	$12,444,852	0.85%	to	2.70%	7.02%	to	7.16%	2.61%	to	4.53%
2015	1,120,054	$13.436838	to	$17.249985	$14,450,912	0.85%	to	2.70%	9.15%	to	9.19%	(4.94)%	to	(3.17)%
2014	1,264,497	$13.876408	to	$18.147034	$16,981,470	0.85%	to	2.70%	7.86%	to	8.24%	(2.33)%	to	(0.50)%
2013	1,465,125	$13.946422	to	$18.579157	$20,076,797	0.85%	to	2.70%	3.08%	to	3.24%	4.94%	to	6.90%
Putnam VT Global Asset Allocation Fund
2017	35,413	$17.603743	to	$23.929053	$611,647	1.25%	to	2.40%	1.45%	to	1.45%	12.60%	to	13.90%
2016	45,602	$15.454823	to	$21.250834	$694,957	1.25%	to	2.40%	1.74%	to	2.21%	4.18%	to	5.39%
2015	43,479	$14.664852	to	$20.397890	$631,283	1.25%	to	2.40%	1.06%	to	3.48%	(2.20)%	to	(1.07)%
2014	32,187	$14.823677	to	$20.857346	$474,935	1.25%	to	2.40%	2.56%	to	5.34%	6.83%	to	8.06%
2013	62,065	$13.717537	to	$19.524199	$996,265	1.25%	to	2.40%	2.21%	to	2.49%	16.66%	to	18.01%
Putnam VT Growth Opportunities Fund
2017	141,273	$13.528598	to	$13.733316	$1,934,211	0.50%	to	1.45%	0.10%	to	0.11%	29.02%	to	30.25%
2016	184,130	$10.485674	to	$10.543823	$1,939,236	0.50%	to	1.45%	—%	to	—%	4.86%	to	5.44%
Putnam VT International Value Fund
2017	3,686	$10.200436	to	$16.935698	$37,194	1.25%	to	2.30%	1.41%	to	1.46%	21.86%	to	23.15%
2016	14,262	$8.283132	to	$13.897450	$114,925	1.25%	to	2.30%	1.55%	to	2.37%	(1.19)%	to	(0.15)%
2015	22,418	$8.295657	to	$14.065519	$181,713	1.25%	to	2.30%	1.30%	to	1.33%	(4.23)%	to	(3.22)%
2014	23,587	$8.571474	to	$14.686660	$198,254	1.25%	to	2.30%	1.33%	to	1.51%	(11.55)%	to	(10.61)%
2013	25,866	$9.589137	to	$16.603933	$244,253	1.25%	to	2.30%	2.39%	to	2.52%	19.43%	to	20.69%
Putnam VT International Equity Fund
2017	28,739	$11.589569	to	$17.098285	$324,315	0.85%	to	2.75%	0.41%	to	2.17%	23.15%	to	25.51%
2016	32,659	$8.913224	to	$13.884178	$294,529	1.25%	to	2.75%	3.35%	to	3.70%	(5.10)%	to	(3.67)%
2015	49,032	$9.252407	to	$14.630565	$441,289	1.25%	to	2.75%	1.10%	to	1.15%	(2.58)%	to	(1.10)%
2014	45,974	$9.355678	to	$15.017522	$421,137	1.25%	to	2.75%	—%	to	0.89%	(9.31)%	to	(7.94)%
2013	53,270	$9.446836	to	$10.162125	$576,510	1.25%	to	2.50%	1.41%	to	1.71%	24.91%	to	26.48%
Putnam VT Small Cap Value Fund
2017	12,307	$21.636201	to	$29.607146	$264,445	0.85%	to	2.70%	0.14%	to	0.70%	5.00%	to	6.96%
2016	13,471	$19.525830	to	$28.197366	$276,555	1.25%	to	2.70%	—%	to	1.05%	24.10%	to	25.91%
2015	9,883	$14.115548	to	$15.507856	$163,592	1.25%	to	2.45%	0.83%	to	1.05%	(6.56)%	to	(5.43)%
2014	14,308	$15.106103	to	$16.398051	$274,439	1.25%	to	2.45%	0.32%	to	0.39%	0.93%	to	2.15%
2013	115,178	$14.966864	to	$16.053056	$2,440,595	1.25%	to	2.45%	0.65%	to	0.75%	36.23%	to	37.87%
JPMorgan Insurance Trust Core Bond Portfolio
2017	2,305,493	$12.274080	to	$13.040154	$32,676,592	1.25%	to	2.40%	2.58%	to	2.63%	1.12%	to	2.29%

2016	2,561,530	$12.138605	to	$12.748775	$35,591,635	1.25%	to	2.40%	2.77%	to	2.84%	(0.31)%	to	0.85%
2015	3,006,288	$12.175891	to	$12.641709	$41,578,351	1.25%	to	2.40%	3.61%	to	3.88%	(1.28)%	to	(0.14)%
2014	3,881,017	$12.333558	to	$12.659001	$53,888,162	1.25%	to	2.40%	3.84%	to	3.86%	2.43%	to	3.61%
2013	4,840,343	$12.040964	to	$12.217394	$65,170,524	1.25%	to	2.40%	4.55%	to	4.62%	(3.81)%	to	(2.69)%
JPMorgan Insurance Trust U.S. Equity Portfolio
2017	167,507	$28.425441	to	$30.791075	$4,794,811	1.35%	to	2.40%	0.88%	to	0.91%	19.43%	to	20.69%
2016	208,022	$23.552269	to	$25.781403	$4,941,254	1.35%	to	2.40%	1.00%	to	1.01%	8.31%	to	9.45%
2015	251,763	$21.518700	to	$23.804022	$5,467,830	1.35%	to	2.40%	1.14%	to	1.14%	(1.53)%	to	(0.49)%
2014	307,001	$17.827021	to	$24.173549	$6,700,919	1.25%	to	2.40%	—%	to	0.95%	11.20%	to	12.49%
2013	369,037	$19.243071	to	$21.738466	$7,175,293	1.35%	to	2.40%	1.21%	to	1.33%	32.99%	to	34.39%
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio+
2017	—	$19.905020	to	$29.087587	$—	1.25%	to	2.40%	—%	to	—%	3.96%	to	4.45%
2016	225,916	$19.056887	to	$27.980930	$5,729,698	1.25%	to	2.40%	0.73%	to	0.75%	9.38%	to	10.64%
2015	269,373	$17.224146	to	$25.582389	$6,192,871	1.25%	to	2.40%	0.35%	to	0.65%	(8.10)%	to	(7.04)%
2014	330,353	$18.528810	to	$27.838671	$8,187,654	1.25%	to	2.40%	0.63%	to	0.65%	13.12%	to	14.42%
2013	430,868	$16.193109	to	$24.610629	$9,333,904	1.25%	to	2.40%	1.02%	to	1.05%	37.26%	to	38.84%
JPMorgan Insurance Trust Mid Cap Value Portfolio
2017	119,256	$28.806816	to	$32.295239	$3,453,381	1.35%	to	2.40%	0.81%	to	0.81%	11.07%	to	12.24%
2016	147,100	$25.665526	to	$29.077072	$3,791,920	1.35%	to	2.40%	0.87%	to	0.87%	11.98%	to	13.16%
2015	177,496	$22.681297	to	$25.967316	$4,053,803	1.35%	to	2.40%	0.98%	to	1.01%	(4.96)%	to	(3.96)%
2014	214,666	$18.991034	to	$27.323907	$5,113,560	1.25%	to	2.40%	0.68%	to	0.79%	12.38%	to	13.68%
2013	284,535	$16.705994	to	$24.314080	$6,014,616	1.25%	to	2.40%	1.02%	to	1.12%	29.17%	to	30.66%
Putnam VT Equity Income Fund
2017	5,059	$23.484207	to	$30.692956	$151,942	0.50%	to	0.75%	1.67%	to	1.67%	17.89%	to	18.18%
2016	5,229	$20.012284	to	$25.971361	$133,076	0.50%	to	1.45%	—%	to	1.79%	12.01%	to	13.08%
2015	8,387	$17.866924	to	$22.967914	$174,014	0.50%	to	1.45%	1.60%	to	1.61%	(4.44)%	to	(3.53)%
2014	8,427	$18.696791	to	$23.807401	$182,017	0.50%	to	1.45%	—%	to	1.70%	11.04%	to	12.10%
2013	3,045	$16.413133	to	$21.237933	$63,117	0.50%	to	0.75%	1.90%	to	1.91%	31.43%	to	31.75%
PIMCO All Asset Fund
2017	11,313	$12.308429	to	$13.144011	$146,745	0.50%	to	1.45%	4.52%	to	4.55%	11.75%	to	12.81%
2016	11,674	$11.014586	to	$11.651192	$134,456	0.50%	to	1.45%	2.35%	to	2.53%	11.28%	to	12.34%
2015	12,237	$9.898136	to	$10.371232	$125,613	0.50%	to	1.45%	2.22%	to	3.12%	(10.49)%	to	(9.64)%
2014	14,522	$11.058750	to	$11.477712	$165,373	0.50%	to	1.45%	5.10%	to	5.11%	(0.99)%	to	(0.05)%
2013	14,599	$11.169440	to	$11.482988	$166,670	0.50%	to	1.45%	4.50%	to	4.52%	(1.33)%	to	(0.39)%
PIMCO StocksPLUS Global Portfolio
2017	27,479	$13.707092	to	$14.637587	$397,931	0.50%	to	1.45%	3.31%	to	3.32%	21.22%	to	22.38%
2016	37,054	$11.307594	to	$11.961135	$438,441	0.50%	to	1.45%	5.01%	to	5.06%	6.20%	to	7.21%
2015	44,135	$10.647811	to	$11.156688	$487,826	0.50%	to	1.45%	5.82%	to	5.83%	(10.33)%	to	(9.47)%
2014	41,924	$11.874091	to	$12.323864	$513,126	0.50%	to	1.45%	—%	to	—%	(0.55)%	to	0.40%
2013	65,531	$11.939466	to	$12.274554	$799,977	0.50%	to	1.45%	2.09%	to	2.19%	17.48%	to	18.60%
PIMCO Global Multi-Asset Managed Allocation Portfolio
2017	3,667	$10.985891	to	$11.274622	$41,112	0.75%	to	1.45%	0.61%	to	2.15%	12.35%	to	13.14%
2016	838	$9.777967	to	$9.777967	$8,191	1.45%	to	1.45%	2.18%	to	2.18%	2.42%	to	2.42%
2015	1,127	$9.546608	to	$9.546608	$10,755	1.45%	to	1.45%	1.50%	to	1.50%	(1.69)%	to	(1.69)%
2014	1,479	$9.711208	to	$9.711208	$14,359	1.45%	to	1.45%	2.50%	to	2.50%	3.07%	to	3.07%
2013	1,287	$9.422341	to	$9.422341	$12,126	1.45%	to	1.45%	3.15%	to	3.15%	(9.23)%	to	(9.23)%

Jennison 20/20 Focus Fund
2017	10,986	$2.553982	to	$27.660366	$32,831	1.40%	to	2.00%	—%	to	—%	27.18%	to	27.94%
2016	15,002	$2.008202	to	$21.619448	$54,270	1.40%	to	2.00%	—%	to	—%	(0.77)%	to	(0.18)%
2015	18,387	$2.023887	to	$21.657844	$85,344	1.40%	to	2.00%	—%	to	—%	3.77%	to	4.39%
2014	19,143	$1.950413	to	$20.746804	$84,887	1.40%	to	2.00%	—%	to	—%	4.59%	to	5.22%
2013	38,613	$1.864812	to	$19.717593	$144,028	1.40%	to	2.00%	—%	to	—%	26.79%	to	27.56%
Jennison Fund
2017	59,180	$1.984309	to	$16.225624	$165,240	1.40%	to	2.35%	—%	to	—%	32.97%	to	34.24%
2016	61,143	$1.492264	to	$12.087007	$133,406	1.40%	to	2.35%	—%	to	—%	(3.58)%	to	(2.66)%
2015	63,080	$1.547742	to	$12.417700	$155,175	1.40%	to	2.35%	—%	to	—%	8.45%	to	9.49%
2014	65,300	$1.427132	to	$11.341760	$151,007	1.40%	to	2.35%	—%	to	—%	7.04%	to	8.06%
2013	70,640	$1.333306	to	$10.495963	$171,440	1.40%	to	2.35%	—%	to	—%	33.93%	to	35.21%
Prudential Value Portfolio
2017	9,637	$1.873801	to	$2.096526	$19,583	1.40%	to	2.10%	—%	to	—%	14.09%	to	14.89%
2016	24,960	$1.642440	to	$1.824867	$44,591	1.40%	to	2.10%	—%	to	—%	8.65%	to	9.41%
2015	27,009	$1.511691	to	$1.667869	$44,106	1.40%	to	2.10%	—%	to	—%	(10.45)%	to	(9.82)%
2014	35,071	$1.688033	to	$1.849417	$63,429	1.40%	to	2.10%	—%	to	—%	7.38%	to	8.14%
2013	44,030	$1.571987	to	$1.710270	$73,096	1.40%	to	2.10%	—%	to	—%	29.78%	to	30.69%
Prudential SP International Growth Portfolio
2017	7,083	$1.278383	to	$1.445916	$10,241	1.40%	to	2.15%	—%	to	—%	32.54%	to	33.54%
2016	11,950	$0.964520	to	$1.082783	$12,396	1.40%	to	2.15%	—%	to	—%	(6.20)%	to	(5.49)%
2015	12,266	$1.028283	to	$1.145724	$13,515	1.40%	to	2.15%	—%	to	—%	0.89%	to	1.65%
2014	12,584	$1.019173	to	$1.127083	$13,687	1.40%	to	2.15%	—%	to	—%	(8.12)%	to	(7.42)%
2013	12,758	$1.142761	to	$1.217463	$15,201	1.40%	to	1.90%	—%	to	—%	16.28%	to	16.87%
ClearBridge Variable Dividend Strategy Portfolio
2017	1,375	$18.057513	to	$18.057513	$24,822	1.40%	to	1.40%	1.53%	to	1.53%	17.52%	to	17.52%
2016	1,385	$15.365722	to	$15.365722	$21,280	1.40%	to	1.40%	1.33%	to	1.33%	13.39%	to	13.39%
2015	1,814	$13.551233	to	$13.551233	$24,578	1.40%	to	1.40%	1.10%	to	1.10%	(5.63)%	to	(5.63)%
2014	5,561	$14.360146	to	$14.360146	$79,854	1.40%	to	1.40%	2.77%	to	2.77%	12.03%	to	12.03%
2013	3,413	$12.817744	to	$12.817744	$43,742	1.40%	to	1.40%	1.49%	to	1.49%	24.19%	to	24.19%
Western Asset Variable Global High Yield Bond Portfolio
2017	13,740	$2.581684	to	$2.581684	$35,473	1.40%	to	1.40%	5.31%	to	5.31%	7.14%	to	7.14%
2016	14,120	$2.409606	to	$2.409606	$34,023	1.40%	to	1.40%	4.76%	to	4.76%	14.00%	to	14.00%
2015	20,395	$2.113727	to	$2.113727	$43,110	1.40%	to	1.40%	6.10%	to	6.10%	(7.15)%	to	(7.15)%
2014	20,880	$2.276448	to	$2.276448	$47,531	1.40%	to	1.40%	7.17%	to	7.17%	(2.53)%	to	(2.53)%
2013	25,701	$2.228463	to	$2.335447	$59,494	1.40%	to	1.75%	6.01%	to	6.02%	4.43%	to	4.79%
ClearBridge Variable Large Cap Value Portfolio
2017	258,254	$2.512622	to	$2.581528	$666,689	1.40%	to	1.55%	0.05%	to	1.37%	13.07%	to	13.24%
2016	291,027	$2.222184	to	$2.279705	$662,586	1.40%	to	1.55%	1.43%	to	1.59%	11.26%	to	11.43%
2015	336,925	$1.997233	to	$2.045867	$688,569	1.40%	to	1.55%	1.41%	to	1.49%	(4.36)%	to	(4.22)%
2014	397,427	$2.077319	to	$2.135987	$847,877	1.40%	to	1.60%	1.71%	to	5.60%	9.94%	to	10.16%
2013	124,316	$1.898638	to	$1.939051	$240,740	1.40%	to	1.55%	1.52%	to	1.69%	30.34%	to	30.53%
Invesco V.I. Growth and Income Fund
2017	63,581	$20.446817	to	$24.364558	$1,314,368	0.85%	to	2.75%	1.22%	to	1.29%	10.94%	to	13.07%
2016	80,338	$18.083109	to	$21.961036	$1,494,723	0.85%	to	2.75%	0.90%	to	0.91%	16.19%	to	18.42%
2015	85,325	$15.270465	to	$18.900842	$1,353,083	0.85%	to	2.75%	2.55%	to	2.61%	(5.94)%	to	(4.13)%

2014	99,844	$15.928552	to	$20.093823	$1,644,004	0.85%	to	2.75%	1.24%	to	1.45%	6.98%	to	9.03%
2013	119,603	$14.608687	to	$18.782197	$1,807,129	0.85%	to	2.75%	1.23%	to	1.29%	30.14%	to	32.64%
Invesco V.I. Comstock Fund
2017	8,337	$27.072505	to	$30.317055	$233,473	1.35%	to	2.75%	1.95%	to	2.62%	14.39%	to	16.00%
2016	9,115	$23.667346	to	$26.135580	$218,390	1.35%	to	2.75%	1.33%	to	1.34%	13.81%	to	15.42%
2015	11,161	$20.794676	to	$22.644138	$234,196	1.35%	to	2.75%	1.02%	to	1.69%	(8.74)%	to	(7.45)%
2014	14,920	$22.786296	to	$24.467663	$344,156	1.35%	to	2.75%	0.46%	to	0.77%	6.14%	to	7.64%
2013	21,306	$21.467646	to	$22.731362	$461,999	1.35%	to	2.75%	1.43%	to	1.46%	31.98%	to	33.84%
Invesco V.I. American Franchise Fund
2017	895,002	$18.217547	to	$20.796354	$17,285,030	0.85%	to	2.80%	0.01%	to	0.08%	23.83%	to	26.26%
2016	991,273	$14.711905	to	$16.470522	$15,346,497	0.85%	to	2.80%	—%	to	—%	(0.56)%	to	1.40%
2015	1,171,229	$14.794375	to	$16.242854	$18,063,322	0.85%	to	2.80%	—%	to	—%	2.11%	to	4.12%
2014	1,365,951	$14.489106	to	$15.600423	$20,422,512	0.85%	to	2.80%	0.04%	to	0.04%	5.45%	to	7.52%
2013	1,684,210	$13.759971	to	$14.509057	$23,661,515	0.85%	to	2.75%	0.44%	to	0.47%	36.34%	to	38.95%
Invesco V.I. Mid Cap Growth Fund
2017	167,537	$15.740859	to	$16.966627	$2,776,178	1.25%	to	2.75%	—%	to	—%	19.17%	to	20.63%
2016	194,581	$13.208587	to	$14.065558	$2,687,446	1.25%	to	2.75%	—%	to	—%	(1.98)%	to	(0.68)%
2015	249,472	$13.475099	to	$14.161423	$3,480,279	1.25%	to	2.75%	—%	to	—%	(1.54)%	to	(0.21)%
2014	259,838	$13.685733	to	$14.191681	$3,645,741	1.25%	to	2.75%	—%	to	—%	5.11%	to	6.35%
2013	302,812	$13.020689	to	$13.482480	$4,006,422	0.85%	to	2.75%	0.40%	to	0.41%	33.30%	to	35.86%
Wells Fargo VT Index Asset Allocation Fund
2017	5,077	$2.361191	to	$23.489624	$27,524	1.35%	to	2.10%	0.75%	to	0.75%	9.92%	to	10.74%
2016	5,133	$2.132126	to	$21.370472	$25,604	1.35%	to	2.10%	0.88%	to	0.89%	5.43%	to	6.23%
2015	5,176	$2.007157	to	$20.269257	$25,491	1.35%	to	2.10%	1.03%	to	1.03%	(0.86)%	to	(0.11)%
2014	5,151	$2.009342	to	$20.444198	$25,594	1.35%	to	2.10%	1.53%	to	1.53%	15.61%	to	16.48%
2013	5,164	$1.725118	to	$17.684334	$22,832	1.35%	to	2.10%	1.64%	to	1.65%	17.15%	to	18.03%
Wells Fargo VT International Equity Fund
2017	530,559	$1.261646	to	$11.386150	$936,757	1.25%	to	2.20%	3.03%	to	3.92%	22.14%	to	23.31%
2016	646,667	$8.305074	to	$9.234000	$884,469	1.25%	to	2.45%	—%	to	3.71%	0.75%	to	1.97%
2015	759,073	$8.242927	to	$9.055534	$1,052,786	1.25%	to	2.45%	3.98%	to	4.29%	(0.18)%	to	1.02%
2014	916,944	$8.257845	to	$8.963675	$1,251,584	1.25%	to	2.45%	2.98%	to	3.25%	(7.59)%	to	(6.48)%
2013	1,080,926	$1.074273	to	$9.584438	$1,533,961	1.25%	to	2.50%	2.31%	to	2.31%	16.98%	to	18.45%
Wells Fargo VT Small Cap Growth Fund
2017	41,722	$21.706710	to	$22.530277	$910,299	0.65%	to	2.50%	—%	to	—%	23.03%	to	25.04%
2016	47,614	$17.361509	to	$18.018017	$841,126	0.65%	to	2.75%	—%	to	—%	5.17%	to	7.05%
2015	61,879	$16.507795	to	$16.831607	$1,040,984	0.65%	to	2.75%	—%	to	—%	(5.28)%	to	(3.51)%
2014	73,196	$17.444155	to	$17.622403	$1,276,117	0.65%	to	2.50%	—%	to	—%	(4.10)%	to	(2.51)%
2013	100,196	$17.893814	to	$18.376160	$1,790,728	0.65%	to	2.50%	—%	to	—%	46.84%	to	49.26%
Wells Fargo VT Discovery Fund
2017	278	$33.198862	to	$33.198862	$9,240	1.35%	to	1.35%	—%	to	—%	27.40%	to	27.40%
2016	280	$26.058826	to	$26.058826	$7,307	1.35%	to	1.35%	—%	to	—%	6.20%	to	6.20%
2015	283	$24.537066	to	$24.537066	$6,936	1.35%	to	1.35%	—%	to	—%	(2.78)%	to	(2.78)%
2014	285	$25.239790	to	$25.239790	$7,188	1.35%	to	1.35%	—%	to	—%	(0.99)%	to	(0.99)%
2013	287	$25.492367	to	$25.492367	$7,313	1.35%	to	1.35%	0.01%	to	0.01%	41.88%	to	41.88%
Wells Fargo VT Opportunity Fund
2017	312,160	$19.668343	to	$22.612128	$6,589,273	0.50%	to	2.70%	0.92%	to	0.93%	17.51%	to	20.12%

2016	390,053	$16.737469	to	$18.824251	$6,934,766	0.50%	to	2.70%	2.31%	to	2.32%	9.52%	to	11.96%
2015	485,829	$15.282108	to	$16.813490	$7,798,176	0.50%	to	2.70%	0.40%	to	0.40%	(5.44)%	to	(3.33)%
2014	570,752	$16.160679	to	$17.392982	$9,578,830	0.50%	to	2.70%	0.27%	to	0.30%	7.75%	to	10.15%
2013	651,119	$14.997820	to	$15.790336	$10,026,795	0.50%	to	2.70%	0.43%	to	0.43%	27.51%	to	30.34%
HIMCO VIT Index Fund
2017	160,611	$9.850096	to	$32.314396	$4,335,838	0.30%	to	1.55%	1.79%	to	1.82%	19.27%	to	20.77%
2016	199,812	$8.258880	to	$26.757917	$4,462,379	0.30%	to	1.55%	2.14%	to	2.18%	9.63%	to	11.00%
2015	380,715	$7.533751	to	$24.105494	$7,346,949	0.30%	to	1.55%	0.36%	to	0.36%	(0.73)%	to	0.52%
2014	445,505	$7.588987	to	$23.980581	$8,233,419	0.30%	to	1.55%	—%	to	—%	4.53%	to	5.04%
HIMCO VIT Portfolio Diversifier Fund
2017	4,755,082	$6.615585	to	$7.159054	$32,935,412	0.30%	to	1.50%	1.03%	to	1.05%	(4.80)%	to	(3.65)%
2016	4,883,341	$6.949282	to	$7.430450	$35,259,019	0.30%	to	1.50%	—%	to	—%	(5.97)%	to	(4.84)%
2015	5,383,368	$7.390702	to	$7.808156	$40,909,430	0.30%	to	1.50%	0.88%	to	0.90%	(3.35)%	to	(2.18)%
2014	5,887,625	$7.646781	to	$7.982319	$45,971,154	0.30%	to	1.50%	0.16%	to	0.16%	(1.71)%	to	(1.21)%
HIMCO VIT American Funds Asset Allocation Fund+
2017	—	$21.420711	to	$24.086287	$—	0.50%	to	2.70%	1.39%	to	1.40%	11.55%	to	13.75%
2016	703,450	$19.202463	to	$21.174688	$10,994,667	0.50%	to	2.70%	2.57%	to	2.58%	6.20%	to	8.57%
2015	809,331	$18.080606	to	$19.503864	$11,936,057	0.50%	to	2.70%	1.19%	to	1.48%	(1.58)%	to	0.61%
2014	968,395	$18.370397	to	$19.385213	$14,244,987	0.50%	to	2.70%	—%	to	—%	0.71%	to	1.71%
HIMCO VIT American Funds Blue Chip Income and Growth Fund+
2017	—	$25.085495	to	$29.235710	$—	0.30%	to	2.70%	—%	to	2.38%	7.48%	to	9.79%
2016	339,197	$23.339640	to	$26.627915	$5,834,754	0.30%	to	2.70%	—%	to	2.42%	15.31%	to	18.11%
2015	373,850	$20.241470	to	$22.545865	$5,481,238	0.30%	to	2.70%	—%	to	2.67%	(5.88)%	to	(3.59)%
2014	541,025	$21.505458	to	$23.129642	$8,277,687	0.50%	to	2.70%	—%	to	—%	4.60%	to	5.61%
HIMCO VIT American Funds Bond Fund+
2017	—	$11.702574	to	$13.036081	$—	0.50%	to	2.70%	2.67%	to	2.84%	0.83%	to	2.81%
2016	2,009,419	$11.606782	to	$12.679373	$22,126,930	0.50%	to	2.70%	3.31%	to	3.45%	(0.08)%	to	2.14%
2015	2,302,388	$11.615955	to	$12.413281	$25,074,597	0.50%	to	2.70%	1.77%	to	1.79%	(2.72)%	to	(0.56)%
2014	2,607,898	$11.940819	to	$12.482760	$28,842,823	0.50%	to	2.70%	—%	to	—%	(0.24)%	to	0.75%
HIMCO VIT American Funds Global Bond Fund+
2017	—	$10.782393	to	$12.016841	$—	0.50%	to	2.70%	0.03%	to	0.41%	3.10%	to	5.14%
2016	195,130	$10.457762	to	$11.429702	$2,047,315	0.50%	to	2.70%	1.25%	to	1.48%	(0.33)%	to	1.89%
2015	211,199	$10.491931	to	$11.217539	$2,195,411	0.50%	to	2.70%	0.18%	to	1.30%	(6.94)%	to	(4.87)%
2014	282,563	$11.274306	to	$11.791607	$3,124,726	0.50%	to	2.70%	—%	to	—%	(4.94)%	to	(3.98)%
HIMCO VIT American Funds Global Growth and Income Fund+
2017	—	$24.016137	to	$25.139894	$—	0.50%	to	2.70%	1.41%	to	1.51%	20.85%	to	23.23%
2016	610,788	$19.872892	to	$20.400844	$7,883,384	0.50%	to	2.70%	1.91%	to	1.96%	4.17%	to	6.48%
2015	729,340	$19.078079	to	$19.158852	$8,902,134	0.50%	to	2.70%	3.40%	to	3.41%	(4.26)%	to	(2.13)%
2014	870,819	$19.576024	to	$19.927300	$10,977,894	0.50%	to	2.70%	—%	to	—%	(1.64)%	to	(0.68)%
HIMCO VIT American Funds Global Growth Fund+
2017	—	$26.626550	to	$26.859061	$—	0.50%	to	2.70%	0.84%	to	0.91%	26.66%	to	29.16%
2016	173,681	$20.795815	to	$21.021891	$2,472,320	0.50%	to	2.70%	1.91%	to	1.97%	(2.52)%	to	(0.35)%
2015	180,099	$20.869025	to	$21.565093	$2,564,372	0.50%	to	2.70%	0.73%	to	0.81%	3.76%	to	6.06%
2014	207,773	$19.675954	to	$20.784553	$2,818,287	0.50%	to	2.70%	—%	to	—%	(0.84)%	to	0.08%
HIMCO VIT American Funds Global Small Capitalization Fund+
2017	—	$22.645180	to	$24.959629	$—	0.50%	to	2.70%	0.13%	to	0.17%	18.64%	to	20.98%

2016	584,693	$19.001544	to	$21.038167	$6,726,620	0.30%	to	2.70%	—%	to	0.42%	(1.04)%	to	1.36%
2015	678,686	$18.503779	to	$21.259400	$7,747,579	0.50%	to	2.70%	—%	to	—%	(2.69)%	to	(0.53)%
2014	767,195	$18.601443	to	$21.847319	$8,846,403	0.50%	to	2.70%	—%	to	—%	(3.20)%	to	(2.30)%
HIMCO VIT American Funds Growth Fund+
2017	—	$30.498410	to	$32.610278	$—	0.30%	to	2.75%	—%	to	0.47%	22.18%	to	24.87%
2016	2,798,615	$24.960991	to	$26.115777	$45,226,399	0.30%	to	2.75%	—%	to	0.32%	6.14%	to	8.78%
2015	3,486,242	$23.516099	to	$24.008732	$52,215,077	0.30%	to	2.75%	—%	to	0.91%	3.61%	to	6.18%
2014	4,105,677	$22.363732	to	$22.696589	$58,431,416	0.50%	to	2.75%	—%	to	—%	2.65%	to	3.63%
HIMCO VIT American Funds Growth-Income Fund+
2017	—	$26.231704	to	$28.909465	$—	0.50%	to	2.70%	1.66%	to	1.74%	15.02%	to	17.29%
2016	1,506,213	$22.805660	to	$24.647958	$24,549,345	0.50%	to	2.70%	1.59%	to	1.66%	8.25%	to	10.65%
2015	1,813,589	$21.068239	to	$22.274851	$27,011,054	0.50%	to	2.70%	0.93%	to	1.04%	(1.50)%	to	0.69%
2014	2,083,358	$21.389833	to	$22.122666	$30,983,947	0.50%	to	2.70%	—%	to	—%	1.66%	to	2.66%
HIMCO VIT American Funds International Fund+
2017	—	$19.407948	to	$19.450320	$—	0.30%	to	2.70%	—%	to	1.27%	25.79%	to	28.50%
2016	2,649,235	$15.136960	to	$15.428869	$25,959,834	0.30%	to	2.70%	—%	to	1.38%	0.52%	to	2.96%
2015	3,132,226	$14.511118	to	$15.348523	$30,118,413	0.50%	to	2.70%	1.19%	to	1.21%	(7.37)%	to	(5.31)%
2014	3,511,918	$15.494184	to	$16.569762	$35,929,589	0.30%	to	2.70%	—%	to	—%	(6.81)%	to	(5.87)%
HIMCO VIT American Funds New World Fund+
2017	—	$18.595845	to	$19.151094	$—	0.50%	to	2.70%	0.42%	to	0.44%	24.38%	to	26.83%
2016	386,224	$14.883842	to	$15.397371	$3,954,961	0.30%	to	2.70%	—%	to	2.12%	2.09%	to	4.57%
2015	464,236	$14.049114	to	$15.081704	$4,589,521	0.50%	to	2.70%	0.88%	to	1.07%	(6.09)%	to	(4.00)%
2014	534,411	$14.796659	to	$16.060062	$5,553,590	0.30%	to	2.70%	—%	to	—%	(13.28)%	to	(12.39)%
MFS® Core Equity Portfolio
2017	372,778	$13.265075	to	$13.797841	$5,067,714	1.35%	to	2.70%	0.63%	to	0.88%	21.50%	to	23.15%
2016	419,240	$10.917513	to	$11.257684	$4,652,446	1.10%	to	2.70%	0.78%	to	0.86%	8.41%	to	10.16%
2015	477,344	$10.070613	to	$10.219591	$4,844,572	1.10%	to	2.70%	0.53%	to	0.55%	0.71%	to	2.20%
MFS® Massachusetts Investors Growth Stock Portfolio
2017	530,023	$12.932622	to	$13.471689	$7,033,724	1.35%	to	2.75%	0.55%	to	0.65%	24.94%	to	26.70%
2016	613,346	$10.350730	to	$10.683492	$6,458,277	1.10%	to	2.75%	0.59%	to	0.60%	3.20%	to	4.91%
2015	672,245	$10.029965	to	$10.183003	$6,798,502	1.10%	to	2.75%	0.49%	to	0.50%	0.30%	to	1.83%
MFS® Research International Portfolio
2017	826,341	$11.368649	to	$12.034167	$9,677,041	0.85%	to	2.80%	1.84%	to	1.89%	24.75%	to	27.21%
2016	1,020,912	$9.113093	to	$9.460449	$9,488,547	0.85%	to	2.80%	1.63%	to	1.64%	(3.44)%	to	(1.54)%
2015	1,194,012	$9.438105	to	$9.608632	$11,376,017	0.85%	to	2.80%	1.97%	to	1.98%	(5.62)%	to	(3.91)%
Columbia Variable Portfolio - Large Cap Growth Fund
2017	577,359	$13.058934	to	$13.317231	$7,631,383	1.70%	to	2.80%	—%	to	—%	24.60%	to	25.98%
2016	640,820	$10.480645	to	$10.571146	$6,752,146	1.70%	to	2.80%	—%	to	—%	4.81%	to	5.71%
Columbia Variable Portfolio - Select International Equity Fund
2017	446,682	$12.051765	to	$12.290283	$5,443,403	1.70%	to	2.80%	1.86%	to	1.90%	23.67%	to	25.04%
2016	510,759	$9.744961	to	$9.829212	$5,001,617	1.70%	to	2.80%	1.08%	to	1.10%	(2.55)%	to	(1.71)%
Variable Portfolio - Loomis Sayles Growth Fund
2017	407,908	$13.656632	to	$13.914318	$5,632,950	1.70%	to	2.75%	—%	to	—%	29.43%	to	30.79%
2016	452,246	$10.551696	to	$10.638654	$4,794,952	1.70%	to	2.75%	—%	to	—%	5.52%	to	6.39%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.
***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.
+ See Note 1 for additional information related to this Sub-Account.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2017 through the date of issuance noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Hartford Life Insurance Company
Hartford, Connecticut
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company and subsidiaries (the "Company") as of December 31, 2017 and 2016, the related consolidated statements of operations, comprehensive income, shareholders' equity, and cash flows, for each of the three years in the period ended December 31, 2017, and the related notes and the consolidated financial statement schedules listed in the Index at Item 15 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in conformity with the accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP
Hartford, Connecticut
March 1, 2018

We have served as the Company’s auditor since 2002.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Operations

	For the years ended December 31,
(In millions)	2017	2016	2015
Revenues
Fee income and other	$906	$969	$1,097
Earned premiums	105	203	92
Net investment income	1,281	1,373	1,456
Net realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(16)	(29)	(63)
OTTI losses recognized in other comprehensive income	2	1	2
Net OTTI losses recognized in earnings	(14)	(28)	(61)
Other net realized capital losses	(46)	(135)	(85)
Total net realized capital losses	(60)	(163)	(146)
Total revenues	2,232	2,382	2,499
Benefits, losses and expenses
Benefits, loss and loss adjustment expenses	1,406	1,437	1,402
Amortization of deferred policy acquisition costs ("DAC")	48	114	69
Insurance operating costs and other expenses	400	472	524
Reinsurance gain on disposition	—	—	(28)
Dividends to policyholders	2	3	2
Total benefits, losses and expenses	1,856	2,026	1,969
Income before income taxes	376	356	530
Income tax expense	422	74	30
Net (loss) income	$(46)	$282	$500
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income (Loss)

	Year Ended December 31,
(In millions)	2017	2016	2015
Net (loss) income	$(46)	$282	$500
Other comprehensive income (loss):
Change in net unrealized gain on securities	329	154	(615)
Change in net gain on cash-flow hedging instruments	(28)	(25)	(13)
OCI, net of tax	301	129	(628)
Comprehensive income (loss)	$255	$411	$(128)
 See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets

	As of December 31,
(In millions, except for share data)	2017	2016
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost of $20,914 and $22,507)	$22,799	$23,819
Fixed maturities, at fair value using the fair value option	32	82
Equity securities, available-for-sale, at fair value (cost of $140 and $142)	154	152
Mortgage loans (net of allowance for loan losses of $0 and $19)	2,872	2,811
Policy loans, at outstanding balance	1,432	1,442
Limited partnerships and other alternative investments	1,001	930
Other investments	213	293
Short-term investments	1,094	1,349
Total investments	29,597	30,878
Cash	537	554
Premiums receivable and agents’ balances, net	15	18
Reinsurance recoverables	20,785	20,725
Deferred policy acquisition costs	405	463
Deferred income taxes, net	556	1,437
Other assets	1,003	606
Separate account assets	115,834	115,665
Total assets	$168,732	$170,346
Liabilities
Reserve for future policy benefits	$14,482	$14,000
Other policyholder funds and benefits payable	29,228	30,588
Other liabilities	2,508	2,272
Separate account liabilities	115,834	115,665
Total liabilities	162,052	162,525
Commitments and Contingencies (Note 10)
Stockholder’s Equity
Common stock—1,000 shares authorized, issued and outstanding, par value $5,690	6	6
Additional paid-in capital	3,539	4,935
Accumulated other comprehensive income, net of tax	1,023	722
Retained earnings	2,112	2,158
Total stockholder’s equity	6,680	7,821
Total liabilities and stockholder’s equity	$168,732	$170,346
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Stockholder's Equity

	Year Ended December 31,
(In millions, except for share data)	2017	2016	2015
Common Stock	$6	$6	$6
Additional Paid-in Capital
Additional Paid-in Capital, beginning of period	4,935	5,687	6,688
Return of capital to parent	(1,396)	(752)	(1,001)
Additional Paid-in Capital, end of period	3,539	4,935	5,687
Retained Earnings
Retained Earnings, beginning of period	2,158	1,876	1,376
Net (loss) income	(46)	282	500
Retained Earnings, end of period	2,112	2,158	1,876
Accumulated Other Comprehensive Income, net of tax
Accumulated Other Comprehensive Income, net of tax, beginning of period	722	593	1,221
Total other comprehensive income	301	129	(628)
Accumulated Other Comprehensive Income, net of tax, end of period	1,023	722	593
Total Stockholder’s Equity	$6,680	$7,821	$8,162
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows

	For the years ended December 31,
(In millions)	2017	2016	2015
Operating Activities
Net (loss) income	$(46)	$282	$500
Adjustments to reconcile net (loss) income to net cash provided by operating activities
Net realized capital losses	60	163	146
Amortization of deferred policy acquisition costs	48	114	69
Additions to deferred policy acquisition costs	(2)	(7)	(7)
Reinsurance gain on disposition	—	—	(28)
Depreciation and amortization (accretion), net	31	9	(14)
Other operating activities, net	143	33	38
Change in assets and liabilities:
Decrease (increase) in reinsurance recoverables	4	117	(14)
(Decrease) increase in accrued and deferred income taxes	(5)	278	(62)
Impact of tax reform on accrued and deferred income taxes	396	—	—
Increase in unpaid losses and loss adjustment expenses, reserve for future policy benefits, and unearned premiums	387	111	276
Net changes in other assets and other liabilities	(219)	(316)	(222)
Net cash provided by operating activities	797	784	682
Investing Activities
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	10,315	10,152	11,465
Fixed maturities, fair value option	50	68	107
Equity securities, available-for-sale	203	321	586
Mortgage loans	396	371	467
Partnerships	113	395	252
Payments for the purchase of:
Fixed maturities and short-term investments, available-for-sale	(8,713)	(8,889)	(11,755)
Fixed maturities, fair value option	—	(29)	(67)
Equity securities, available-for-sale	(199)	(58)	(535)
Mortgage loans	(469)	(263)	(282)
Partnerships	(235)	(151)	(199)
Net payments for derivatives	(283)	(261)	(167)
Net increase (decrease) in policy loans	12	2	(31)
Net additions to property and equipment	(18)	—	—
Net proceeds from (payments for) short-term investments	251	(769)	1,604
Other investing activities, net	43	(25)	1
Net cash provided by investing activities	1,466	864	1,446
Financing Activities
Deposits and other additions to investment and universal life-type contracts	4,549	4,162	4,674
Withdrawals and other deductions from investment and universal life-type contracts	(13,749)	(14,871)	(16,972)
Net transfers from separate accounts related to investment and universal life-type contracts	7,969	9,811	10,987
Net increase in securities loaned or sold under agreements to repurchase	360	268	264
Return of capital to parent	(1,396)	(752)	(1,001)
Net repayments at maturity or settlement of consumer notes	(13)	(17)	(33)
Net cash used for financing activities	(2,280)	(1,399)	(2,081)
Net (decrease) increase in cash	(17)	249	47
Cash — beginning of year	554	305	258
Cash — end of year	$537	$554	$305
Supplemental Disclosure of Cash Flow Information
Income tax received (paid)	57	210	(80)
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in millions, unless otherwise stated)

1. Basis of Presentation and Significant Accounting Policies
Basis of Presentation
Hartford Life Insurance Company (together with its subsidiaries, “HLIC”, “Company”, “we” or “our”) is a provider of insurance and investment products in the United States (“U.S.”) and is a wholly-owned subsidiary of Hartford Life, Inc., a Delaware corporation ("HLI"). The Hartford Financial Services Group, Inc. (“The Hartford”) is the ultimate parent of the Company.
During the year ended December 31, 2017, the Company paid dividends of $1.4 billion to its parent.
The Consolidated Financial Statements have been prepared on the basis of accounting principles generally accepted in the United States of America (“U.S. GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.
Consolidation
The Consolidated Financial Statements include the accounts of HLIC and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. Entities in which HLIC has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method. All intercompany transactions and balances between HLIC and its subsidiaries have been eliminated.
Use of Estimates
The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets and liabilities associated with variable annuity and other universal life-type contracts; evaluation of other-than-temporary impairments on available-for-sale securities and valuation allowances on investments; living benefits required to be fair valued; valuation of investments and derivative instruments; valuation allowance on deferred tax assets; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the Consolidated Financial Statements.
Reclassifications
Certain reclassifications have been made to prior year financial information to conform to the current year presentation.
Sale of Life and Annuity Run-off Business
On December 3, 2017, the Company’s indirect parent, Hartford Holdings, Inc. ("HHI") entered into a definitive agreement to sell Hartford Life, Inc. ("HLI"), the Company's direct parent, to a group of investors led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. Under the terms of the purchase and sale agreement, the investor group will form a limited partnership that will acquire HLI, a holding company, and HLI’s life and annuity operating subsidiaries, including the Company.
Future Adoption of New Accounting Standards
Reclassification of Effect of Tax Rate Change from AOCI to Retained Earnings
In February, the FASB issued new accounting guidance for the effect on deferred tax assets and liabilities related to items recorded in accumulated other comprehensive income ("AOCI") resulting from legislated tax reform enacted on December 22, 2017. The tax reform reduced the federal tax rate applied to the Company’s deferred tax balances from 35% to 21% on enactment.  Under U.S. GAAP the Company recorded the total effect of the change in enacted tax rates on deferred tax balances in the income tax expense component of net income.  The new accounting guidance permits the Company to reclassify $193 out of AOCI and into retained earnings for the “stranded” amount in AOCI that resulted from recording the tax effects of unrealized investment gains at a 35% tax rate because the 14 point reduction in tax rate was recognized in net income instead of other comprehensive income. The Company will adopt the new guidance as of January 1, 2018 and make this $193 reclassification.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Hedging Activities
The FASB issued updated guidance on hedge accounting. The updates allow hedge accounting for new types of interest rate hedges of financial instruments and simplify documentation requirements to qualify for hedge accounting. In addition, any gain or loss from hedge ineffectiveness will be reported in the same income statement line with the effective hedge results and the hedged transaction. For cash flow hedges, the ineffectiveness will be recognized in earnings only when the hedged transaction affects earnings; otherwise, the ineffectiveness gains or losses will remain in AOCI. Under current accounting, total hedge ineffectiveness is reported separately in realized gains and losses apart from the hedged transaction. The updated guidance is effective January 1, 2019 through a cumulative effect adjustment that will reclassify cumulative ineffectiveness on open cash flow hedges from retained earnings to AOCI. Early adoption is permitted as of the beginning of a year. The Company has not yet determined the timing for adoption or estimated the effect on the Company’s financial statements.
Financial Instruments - Credit Losses
The FASB issued updated guidance for recognition and measurement of credit losses on financial instruments. The new guidance will replace the “incurred loss” approach with an “expected loss” model for recognizing credit losses for instruments carried at other than fair value, which will initially result in the recognition of greater allowances for losses. The allowance will be an estimate of credit losses expected over the life of debt instruments, such as mortgage loans, reinsurance recoverables and receivables. Credit losses on fixed maturities available-for-sale (“AFS”) carried at fair value will continue to be measured like other-than-temporary impairments (“OTTI”); however, the losses will be recognized through an allowance and no longer as an adjustment to the cost basis. Recoveries of OTTI will be recognized as reversals of valuation allowances and no longer accreted as investment income through an adjustment to the investment yield. The allowance on fixed maturities AFS cannot cause the net carrying value to be below fair value and, therefore, it is possible that future increases in fair value due to decreases in market interest rates could cause the reversal of a valuation allowance and increase net income. The new guidance also requires purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance to be recorded based on contractual amounts due and an initial allowance recorded at the date of purchase. The guidance is effective January 1, 2020 through a cumulative-effect adjustment to retained earnings for the change in the allowance for credit losses for debt instruments carried at other than fair value. No allowance will be recognized at adoption for fixed maturities AFS; rather, their cost basis will be evaluated for an allowance for credit losses prospectively. The Company expects to adopt the updated guidance January 1, 2020, as required, although earlier adoption is permitted as of January 1, 2019. The Company has not yet determined the effect on the Company’s consolidated financial statements and the ultimate impact of the adoption will depend on the composition of the debt instruments and market conditions at the adoption date. Significant implementation matters yet to be addressed include estimating lifetime expected losses on debt instruments carried at other than fair value, determining the impact of valuation allowances on net investment income from fixed maturities AFS, updating our investment accounting system functionality to maintain adjustable valuation allowance on fixed maturities, AFS, subject to a fair value floor, and developing a detailed implementation plan.
Financial Instruments - Recognition and Measurement
The FASB issued updated guidance for the recognition and measurement of financial instruments. The new guidance will require investments in equity securities to be measured at fair value with any changes in valuation reported in net income except for investments that are consolidated or are accounted for under the equity method of accounting. The new guidance will also require a deferred tax asset resulting from net unrealized losses on available-for-sale fixed maturities that are recognized in AOCI to be evaluated for recoverability in combination with the Company’s other deferred tax assets. Under existing guidance, the Company measures investments in equity securities, AFS, at fair value with changes in fair value reported in other comprehensive income. As required, the Company will adopt the guidance effective January 1, 2018 through a cumulative effect adjustment to retained earnings. Early adoption is not allowed. The impact to the Company will be increased volatility in net income beginning in 2018. Any difference in the evaluation of deferred tax assets may also affect stockholder's equity. Cash flows will not be affected. The impact will depend on the composition of the Company’s investment portfolio in the future and changes in fair value of the Company’s investments. As of January 1, 2018, the Company will reclassify from AOCI to retained earnings net unrealized gains of $11 related to equity securities, AFS having a fair value of $154. Had the new accounting guidance been in place since the beginning of 2017, the Company would have recognized mark-to-market gains of $3 after-tax in net income for the year ended December 31, 2017.
Revenue Recognition
The FASB issued updated guidance for recognizing revenue. The guidance excludes insurance contracts and financial instruments. Revenue is to be recognized when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services, and this accounting guidance is similar to current accounting for many transactions. The Company will adopt the guidance on January 1, 2018, as required, and the adoption will have no effect on the Company’s financial position, results of operations or cash flows.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has no reportable segments and is comprised of the run-off operations of annuity, institutional and private-placement life insurance businesses. The Company's determination that it has no reportable segments is based on the fact that the Company's chief operating decision maker reviews the Company's financial performance at a consolidated level.
Revenue Recognition
For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for variable annuity and other universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For the Company’s traditional life products, premiums are recognized as revenue when due from policyholders.
Income Taxes
The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. A deferred tax provision is recorded for the tax effects of differences between the Company's current taxable income and its income before tax under generally accepted accounting principles in the Consolidated Statements of Operations. For deferred tax assets, the Company records a valuation allowance that is adequate to reduce the total deferred tax asset to an amount that will more likely than not be realized.
The Company is included in The Hartford’s consolidated U.S. Federal income tax return. The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain tax adjustments, is consistent with the “parent down” approach. Under this approach, the Company’s deferred tax assets and tax attributes are considered realized by it so long as the group is able to recognize (or currently use) the related deferred tax asset or attribute. Thus the need for a valuation allowance is determined at the consolidated return level rather than at the level of the individual entities comprising the consolidated group.
Investments
Overview
The Company’s investments in fixed maturities include bonds, structured securities, redeemable preferred stock and commercial paper. Most of these investments, along with certain equity securities, which include common and non-redeemable preferred stocks, are classified as available-for-sale ("AFS") and are carried at fair value. The after-tax difference between fair value and cost or amortized cost is reflected in stockholders’ equity as a component of AOCI, after adjustments for the effect of deducting certain life and annuity deferred policy acquisition costs and reserve adjustments. Effective January 1, 2018, equity securities will be measured at fair value with any changes in valuation reported in net income. For further information, see Financial Instruments - Recognition and Measurement discussion above. Fixed maturities for which the Company elected the fair value option are classified as FVO, generally certain securities that contain embedded credit derivatives, and are carried at fair value with changes in value recorded in realized capital gains and losses. Policy loans are carried at outstanding balance. Mortgage loans are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances. Short-term investments are carried at amortized cost, which approximates fair value. Limited partnerships and other alternative investments are reported at their carrying value and are primarily accounted for under the equity method with the Company’s share of earnings included in net investment income. Recognition of income related to limited partnerships and other alternative investments is delayed due to the availability of the related financial information, as private equity and other funds are generally on a three-month delay and hedge funds on a one-month delay. Accordingly, income for the years ended December 31, 2017, 2016, and 2015 may not include the full impact of current year changes in valuation of the underlying assets and liabilities of the funds, which are generally obtained from the limited partnerships and other alternative investments’ general partners. Other investments primarily consist of derivative instruments which are carried at fair value.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Net Realized Capital Gains and Losses
Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in fixed maturities and equity securities FVO, and derivatives contracts (both free-standing and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes, as well as ineffectiveness on derivatives that qualify for hedge accounting treatment, and the change in value of certain fair-value hedging instruments and their associated hedged item. Impairments and mortgage loan valuation allowances are recognized as net realized capital losses in accordance with the Company’s impairment and mortgage loan valuation allowance policies as discussed in Note 3 - Investments of Notes to Consolidated Financial Statements. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.
Net Investment Income
Interest income from fixed maturities and mortgage loans is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future prepayments using the retrospective method; however, if these investments are impaired and for certain other asset-backed securities, any yield adjustments are made using the prospective method. Prepayment fees and make-whole payments on fixed maturities and mortgage loans are recorded in net investment income when earned. For equity securities, dividends are recognized as investment income on the ex-dividend date. Limited partnerships and other alternative investments primarily use the equity method of accounting to recognize the Company’s share of earnings; however, for a portion of those investments, the Company used investment fund accounting applied to a wholly-owned fund of funds which was liquidated during 2016. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield, if necessary. The Company’s non-income producing investments were not material for the years ended December 31, 2017, 2016 and 2015.
Derivative Instruments
Overview
The Company utilizes a variety of over-the-counter ("OTC"), transactions cleared through central clearing houses ("OTC-cleared") and exchange traded derivative instruments as part of its overall risk management strategy as well as to enter into replication transactions. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives:

•	to hedge risk arising from interest rate, equity market, commodity market, credit spread and issuer default, price or currency exchange rate risk or volatility;

•	to manage liquidity;

•	to control transaction costs;

•	to enter into synthetic replication transactions.
Interest rate and credit default swaps involve the periodic exchange of cash flows with other parties, at specified intervals, calculated using agreed upon rates or other financial variables and notional principal amounts. Generally, little to no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.
Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike interest rate or falls below the floor strike interest rate, applied to a notional principal amount. A premium payment determined at inception is made by the purchaser of the contract and no principal payments are exchanged.
Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.
Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.
Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date. The contracts may reference commodities, which grant the purchaser the right to either purchase from or sell to the issuer commodities at a specified price, within a specified period or on a stated date. Option contracts are typically settled in cash.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.
The Company’s derivative transactions conducted in insurance company subsidiaries are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivative instruments are recognized on the Consolidated Balance Sheets at fair value and are reported in Other Investments and Other Liabilities. For balance sheet presentation purposes, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty or under a master netting agreement, which provides the Company with the legal right of offset.
The Company clears certain interest rate swap and credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid securities, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash as variation margin based on daily market value movements. For information on collateral, see the derivative collateral arrangements section in Note 4 - Derivative Instruments of Notes to Consolidated Financial Statements. In addition, OTC-cleared transactions include price alignment amounts either received or paid on the variation margin, which are reflected in realized capital gains and losses or, if characterized as interest, in net investment income.
On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability (“fair value” hedge), (2) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow” hedge), (3) a hedge of a net investment in a foreign operation (“net investment” hedge) or (4) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.
Fair Value Hedges - Changes in the fair value of a derivative that is designated and qualifies as a fair value hedge, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings as net realized capital gains and losses with any differences between the net change in fair value of the derivative and the hedged item representing the hedge ineffectiveness. Periodic cash flows and accruals of income/expense ("periodic derivative net coupon settlements") are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded.
Cash Flow Hedges - Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge, including foreign-currency cash flow hedges, are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Cash flows from cash flow hedges are presented in the same category as the cash flows from the items being hedged in the Consolidated Statement of Cash Flows.
Other Investment and/or Risk Management Activities - The Company’s other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Hedge Documentation and Effectiveness Testing
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair value, cash flow, or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness and ineffectiveness testing methods to be used. The Company also formally assesses both at the hedge’s inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values, cash flows or net investment in foreign operations of hedged items. Hedge effectiveness is assessed primarily using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Hedge ineffectiveness of the hedge relationships are measured each reporting period using the “Change in Variable Cash Flows Method”, the “Change in Fair Value Method”, the “Hypothetical Derivative Method”, or the “Dollar Offset Method”.
Discontinuance of Hedge Accounting
The Company discontinues hedge accounting prospectively when (1) it is determined that the qualifying criteria are no longer met; (2) the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.
When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings. Changes in the fair value of the hedged item attributable to the hedged risk is no longer adjusted through current period earnings and the existing basis adjustment is amortized to earnings over the remaining life of the hedged item through the applicable earnings component associated with the hedged item.
When cash flow hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.
In other situations in which hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged item.
Embedded Derivatives
The Company purchases investments and has previously issued financial products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.
Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. The Company generally requires that OTC derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association ("ISDA") agreements which are structured by legal entity and by counterparty, and permit right of offset. Some agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $10. The Company also minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin and act as an independent valuation source. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations.
Cash
Cash represents cash on hand and demand deposits with banks or other financial institutions.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Reinsurance
The Company cedes insurance to affiliated and unaffiliated insurers in order to limit its maximum losses and to diversify its exposures and provide statutory surplus relief. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers.
Reinsurance accounting is followed for ceded and assumed transactions that provide indemnification against loss or liability relating to insurance risk (i.e., risk transfer). To meet risk transfer requirements, a reinsurance agreement must include insurance risk, consisting of underwriting, investment, and timing risk, and a reasonable possibility of a significant loss to the reinsurer. If the ceded and assumed transactions do not meet risk transfer requirements, the Company accounts for these transactions as financing transactions.
Premiums, benefits, losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. Included in reinsurance recoverables are balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of any necessary allowance for uncollectible reinsurance.
The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements, and variations thereof. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.
The Company evaluates the financial condition of its reinsurers and concentrations of credit risk. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company.
Deferred Policy Acquisition Costs
Deferred policy acquisition costs ("DAC") represent costs that are directly related to the acquisition of new and renewal insurance contracts and incremental direct costs of contract acquisition that are incurred in transactions with either independent third parties or employees. Such costs primarily include commissions, premium taxes, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully issued contracts.
For universal life-type contracts (including variable annuities), the DAC asset is amortized over the estimated life of the contracts acquired in proportion to the present value of estimated gross profits ("EGPs"). The Company also uses the present value EGPs to determine reserves for universal life type contracts (including variable annuities) with death or other insurance benefits such as guaranteed minimum death, life-contingent guaranteed minimum withdrawal and universal life insurance secondary guarantee benefits. These benefits are accounted for and collectively referred to as death and other insurance benefit reserves and are held in addition to the account value liability representing policyholder funds.
For most life insurance product contracts, including variable annuities, the Company estimates gross profits over 20 years as EGPs emerging subsequent to that time frame are immaterial. Contracts sold in a particular year are aggregated into cohorts. Future gross profits for each cohort are projected over the estimated lives of the underlying contracts, based on future account value projections for variable annuity products. The projection of future account values requires the use of certain assumptions including: separate account returns; separate account fund mix; fees assessed against the contract holder’s account balance; full and partial surrender rates; interest credited; mortality; and the extent and duration of hedging activities and hedging costs.
The Company determines EGPs from a single deterministic reversion to mean ("RTM") separate account return projection which is an estimation technique commonly used by insurance entities to project future separate account returns. Through this estimation technique, the Company’s DAC model is adjusted to reflect actual fund performance at the end of each quarter. Through a consideration of recent market returns, the Company will unlock ("Unlock"), or adjust, projected returns over a future period so that the account value returns to the long-term expected rate of return, providing that those projected returns do not exceed certain caps. This Unlock for future separate account returns is determined each quarter.
In the fourth quarter of 2017, the Company completed a comprehensive policyholder behavior assumption study which resulted in a non-market related after-tax charge and incorporated the results of that study into its projection of future gross profits. Additionally, throughout the year, the Company evaluates various aspects of policyholder behavior and will revise its policyholder assumptions if credible emerging data indicates that changes are warranted. The Company will continue to evaluate its assumptions related to policyholder behavior as initiatives to reduce the size of the variable annuity business are implemented by management. Upon completion of an annual assumption study or evaluation of credible new information, the Company will revise its assumptions to reflect its current best estimate. These assumption revisions will change the projected account values and the related EGPs in the DAC models, as well as, EGPs used in the death and other insurance benefit reserving models.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

All assumption changes that affect the estimate of future EGPs including the update of current account values, the use of the RTM estimation technique, and policyholder behavior assumptions are considered an Unlock in the period of revision. An Unlock adjusts the DAC and death and other insurance benefit reserve balances in the Consolidated Balance Sheets with an offsetting benefit or charge in the Consolidated Statements of Operations in the period of the revision. An Unlock revises EGPs to reflect the Company's current best estimate assumptions. The Company also tests the aggregate recoverability of DAC by comparing the existing DAC balance to the present value of future EGPs. An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.
Policyholders may exchange contracts or make modifications to existing contracts.  If the new contract or the modification results in a substantially changed replacement contract, the existing DAC is written off through income.  If the new or modified contract is not substantially changed, the existing DAC continues to be amortized and incremental costs are expensed in the period incurred.
Reserve for Future Policy Benefits
Reserve for Future Policy Benefits on Universal Life-type Contracts
Certain contracts classified as universal life-type include death and other insurance benefit features including guaranteed minimum death benefit ("GMDB") and the life-contingent portion of guaranteed minimum withdrawal benefit ("GMWB") riders offered with variable annuity contracts, as well as secondary guarantee benefits offered with universal life insurance contracts. Universal life insurance secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. GMDB riders on variable annuities provide a death benefit during the accumulation phase that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value ("MAV"). For the Company's products with GMWB riders, the withdrawal benefit can exceed the guaranteed remaining balance ("GRB"), which is generally equal to premiums less withdrawals. In addition to recording an account value liability that represents policyholder funds, the Company records a death and other insurance benefit liability for GMDBs, the life-contingent portion of GMWBs and the universal life insurance secondary guarantees. This death and other insurance benefit liability is reported in reserve for future policy benefits in the Company’s Consolidated Balance Sheets. Changes in the death and other insurance benefit reserves are recorded in benefits, losses and loss adjustment expenses in the Company’s Consolidated Statements of Operations.
The death and other insurance benefit liability is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected assessments and investment margin. Total expected assessments are the aggregate of all contract charges, including those for administration, mortality, expense, and surrender. The liability is accrued as actual assessments are earned. The expected present value of benefits and assessments are generally derived from a set of stochastic scenarios that have been calibrated to our RTM separate account returns and assumptions including market rates of return, volatility, discount rates, lapse rates and mortality experience. Consistent with the Company’s policy on the Unlock, the Company regularly evaluates estimates used and adjusts the liability, with a related charge or credit to benefits, losses and loss adjustment expenses. For further information on the Unlock, see the Deferred Policy Acquisition Costs accounting policy section within this footnote.
The Company reinsures a portion of its in-force GMDB and all of its universal life insurance secondary guarantees. Net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments.

Reserve for Future Policy Benefits on Traditional Annuity and Other Contracts
Traditional annuities recorded within the reserve for future policy benefits primarily include life-contingent contracts in the payout phase such as structured settlements and terminal funding agreements. Other contracts within the reserve for policyholder benefits include whole life and guaranteed term life insurance contracts. The reserve for future policy benefits is calculated using standard actuarial methods considering the present value of future benefits and related expenses to be paid less the present value of the portion of future premiums required using assumptions “locked in” at the time the policies were issued, including discount rate, withdrawal, mortality and expense assumptions deemed appropriate at the issue date. Future policy benefits are computed at amounts that, with additions from any estimated premiums to be received and with interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death. While assumptions are locked in upon issuance of new contracts and annuitizations of existing contracts, significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable primarily include the non-variable account values associated with variable annuity and other universal life-type contracts, investment contracts, the non-life contingent portion of GMWBs that are accounted for as embedded derivatives at fair value as well as other policyholder account balances associated with our life insurance businesses. Investment contracts are non-life contingent and include institutional and governmental deposits, structured settlements and fixed annuities. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals, payments and assessments through the financial statement date. For discussion of fair value of GMWBs that represent embedded derivatives, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.
Separate Account Liabilities
The Company records the variable account value portion of variable annuities, variable life insurance products and institutional and governmental investment contracts within separate accounts. Separate account assets are reported at fair value and separate account liabilities are reported at amounts consistent with separate account assets. Investment income and gains and losses from those separate account assets accrue directly to the policyholder, who assumes the related investment risk, and are offset by change in the related liability. Changes in the value of separate account assets and separate account liabilities are reported in the same line item in the Consolidated Statements of Operations. The Company earns fee income for investment management, certain administrative services and mortality and expense risks.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements

The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:

Level 1	Fair values based primarily on unadjusted quoted prices for identical assets, or liabilities, in active markets that the Company has the ability to access at the measurement date.

Level 2	Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.

Level 3
Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair values uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.

The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine fair values that the Company has classified within Level 3.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2017
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets accounted for at fair value on a recurring basis
Fixed maturities, AFS
Asset backed securities ("ABS")	$819	$—	$806	$13
Collateralized debt obligations ("CDOs")	888	—	815	73
Commercial mortgage-backed securities ("CMBS")	2,084	—	2,058	26
Corporate	14,038	—	13,595	443
Foreign government/government agencies	407	—	406	1
Municipal	1,266	—	1,228	38
Residential mortgage-backed securities ("RMBS")	1,427	—	735	692
U.S. Treasuries	1,870	284	1,586	—
Total fixed maturities	22,799	284	21,229	1,286
Fixed maturities, FVO	32	—	32	—
Equity securities, trading [1]	12	12	—	—
Equity securities, AFS	154	61	47	46
Derivative assets
Credit derivatives	1	—	1	—
Foreign exchange derivatives	(1)	—	(1)	—
Interest rate derivatives	47	—	47	—
GMWB hedging instruments	69	—	35	34
Macro hedge program	19	—	—	19
Total derivative assets [2]	135	—	82	53
Short-term investments	1,094	807	287	—
Reinsurance recoverable for GMWB	36	—	—	36
Modified coinsurance reinsurance contracts	55	—	55	—
Separate account assets [3]	113,302	73,538	38,677	185
Total assets accounted for at fair value on a recurring basis	$137,619	$74,702	$60,409	$1,606
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$(75)	$—	$—	$(75)
Total other policyholder funds and benefits payable	(75)	—	—	(75)
Derivative liabilities
Foreign exchange derivatives	(187)	—	(187)	—
Interest rate derivatives	(403)	—	(374)	(29)
GMWB hedging instruments	(2)	—	(2)	—
Macro hedge program	4	—	—	4
Total derivative liabilities [4]	(588)	—	(563)	(25)
Total liabilities accounted for at fair value on a recurring basis	$(663)	$—	$(563)	$(100)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2016
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets accounted for at fair value on a recurring basis
Fixed maturities, AFS
ABS	$993	$—	$956	$37
CDOs	940	—	680	260
CMBS	2,146	—	2,125	21
Corporate	14,693	—	14,127	566
Foreign government/government agencies	345	—	328	17
Municipal	1,189	—	1,117	72
RMBS	1,760	—	1,049	711
U.S. Treasuries	1,753	230	1,523	—
Total fixed maturities	23,819	230	21,905	1,684
Fixed maturities, FVO	82	—	82	—
Equity securities, trading [1]	11	11	—	—
Equity securities, AFS	152	20	88	44
Derivative assets
Credit derivatives	(1)	—	(1)	—
Foreign exchange derivatives	4	—	4	—
Interest rate derivatives	30	—	30	—
GMWB hedging instruments	74	—	14	60
Macro hedge program	128	—	8	120
Total derivative assets [2]	235	—	55	180
Short-term investments	1,349	637	712	—
Reinsurance recoverable for GMWB	73	—	—	73
Modified coinsurance reinsurance contracts	68	—	68	—
Separate account assets [3]	111,634	71,606	38,856	201
Total assets accounted for at fair value on a recurring basis	$137,423	$72,504	$61,766	$2,182
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$(241)	$—	$—	$(241)
Equity linked notes	(33)	—	—	(33)
Total other policyholder funds and benefits payable	(274)	—	—	(274)
Derivative liabilities
Credit derivatives	1	—	1	—
Equity derivatives	33	—	33	—
Foreign exchange derivatives	(247)	—	(247)	—
Interest rate derivatives	(434)	—	(404)	(30)
GMWB hedging instruments	20	—	(1)	21
Macro hedge program	50	—	3	47
Total derivative liabilities [4]	(577)	—	(615)	38
Total liabilities accounted for at fair value on a recurring basis	$(851)	$—	$(615)	$(236)

[1]	Included in other investments on the Consolidated Balance Sheets.

[2]
Includes OTC and OTC-cleared derivative instruments in a net positive fair value position after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements, clearing house rules, and applicable law. See footnote 4 to this table for derivative liabilities.

[3]
Approximately $2.5 billion and $4.0 billion of investment sales receivable, as of December 31, 2017 and December 31, 2016, respectively, are excluded from this disclosure requirement because they are trade receivables in the ordinary course of business where the carrying amount approximates fair value. Included in the total fair value amount are $0.9 billion and $1.0 billion of investments, as of December 31, 2017 and December 31, 2016, respectively, for which the fair value is estimated using the net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy.

[4]
Includes OTC and OTC-cleared derivative instruments in a net negative fair value position (derivative liability) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements, clearing house rules and applicable law.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Fixed Maturities, Equity Securities, Short-term Investments, and Free-standing Derivatives
Valuation Techniques
The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a "waterfall" approach comprised of the following pricing sources and techniques, which are listed in priority order:

•	Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.

•
Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, including certain municipal securities, foreign government/government agency securities, and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.

•
Internal matrix pricing, which is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s financial strength and term to maturity, using an independent public security index and trade information, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the inputs are observable or can be corroborated with observable data.

•
Independent broker quotes, which are typically non-binding and use inputs that can be difficult to corroborate with observable market based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.

The fair value of free-standing derivative instruments are determined primarily using a discounted cash flow model or option model technique and incorporate counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC-cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments. Unobservable market data is used in the valuation of customized derivatives that are used to hedge certain GMWB variable annuity riders. See the section “GMWB Embedded, Customized, and Reinsurance Derivatives” below for further discussion of the valuation model used to value these customized derivatives.
Valuation Controls
The fair value process for investments is monitored by the Valuation Committee, which is a cross-functional group of senior management within the Company that meets at least quarterly. The purpose of the committee is to oversee the pricing policy and procedures, as well as to approve changes to valuation methodologies and pricing sources. Controls and procedures used to assess third-party pricing services are reviewed by the Valuation Committee, including the results of annual due-diligence reviews.
There are also two working groups under the Valuation Committee: a Securities Fair Value Working Group (“Securities Working Group”) and a Derivatives Fair Value Working Group ("Derivatives Working Group"). The working groups, which include various investment, operations, accounting and risk management professionals, meet monthly to review market data trends, pricing and trading statistics and results, and any proposed pricing methodology changes.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

The Securities Working Group reviews prices received from third parties to ensure that the prices represent a reasonable estimate of the fair value. The group considers trading volume, new issuance activity, market trends, new regulatory rulings and other factors to determine whether the market activity is significantly different than normal activity in an active market. A dedicated pricing unit follows up with trading and investment sector professionals and challenges prices of third-party pricing services when the estimated assumptions used differ from what the unit believes a market participant would use. If the available evidence indicates that pricing from third-party pricing services or broker quotes is based upon transactions that are stale or not from trades made in an orderly market, the Company places little, if any, weight on the third party service’s transaction price and will estimate fair value using an internal process, such as a pricing matrix.
The Derivatives Working Group reviews the inputs, assumptions and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. A dedicated pricing team works directly with investment sector professionals to investigate the impacts of changes in the market environment on prices or valuations of derivatives. New models and any changes to current models are required to have detailed documentation and are validated to a second source. The model validation documentation and results of validation are presented to the Valuation Committee for approval.
The Company conducts other monitoring controls around securities and derivatives pricing including, but not limited to, the following:

•	Review of daily price changes over specific thresholds and new trade comparison to third-party pricing services.

•	Daily comparison of OTC derivative market valuations to counterparty valuations.

•	Review of weekly price changes compared to published bond prices of a corporate bond index.

•	Monthly reviews of price changes over thresholds, stale prices, missing prices, and zero prices.

•	Monthly validation of prices to a second source for securities in most sectors and for certain derivatives.
In addition, The Hartford’s enterprise-wide Operational Risk Management function, led by the Chief Risk Officer, is responsible for model risk management and provides an independent review of the suitability and reliability of model inputs, as well as an analysis of significant changes to current models.
Valuation Inputs
Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, short-term investments, and exchange traded futures and option contracts.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Valuation Inputs Used in Level 2 and 3 Measurements for Securities and Freestanding Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs
Fixed Maturity Investments
Structured securities (includes ABS, CDOs CMBS and RMBS)

• Benchmark yields and spreads
• Monthly payment information
• Collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions
• Credit default swap indices

Other inputs for ABS and RMBS:
• Estimate of future principal prepayments, derived based on the characteristics of the underlying structure
• Prepayment speeds previously experienced at the interest rate levels projected for the collateral

• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for less liquid securities or those that trade less actively, including subprime RMBS:
• Estimated cash flows
• Credit spreads, which include illiquidity premium
• Constant prepayment rates
• Constant default rates
• Loss severity

Corporates

• Benchmark yields and spreads
• Reported trades, bids, offers of the same or similar securities
• Issuer spreads and credit default swap curves

Other inputs for investment grade privately placed securities that utilize internal matrix pricing :
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature

• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for below investment grade privately placed securities:
• Independent broker quotes
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature

U.S Treasuries, Municipals, and Foreign government/government agencies

• Benchmark yields and spreads
• Issuer credit default swap curves
• Political events in emerging market economies
• Municipal Securities Rulemaking Board reported trades and material event notices
• Issuer financial statements
• Independent broker quotes • Credit spreads beyond observable curve • Interest rates beyond observable curve
Equity Securities
• Quoted prices in markets that are not active	• For privately traded equity securities, internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions that are not observable
Short Term Investments
• Benchmark yields and spreads • Reported trades, bids, offers • Issuer spreads and credit default swap curves • Material event notices and new issue money market rates	Not applicable
Derivatives
Credit derivatives
• Swap yield curve • Credit default swap curves	Not applicable
Equity derivatives
• Equity index levels • Swap yield curve	• Independent broker quotes • Equity volatility
Foreign exchange derivatives
• Swap yield curve • Currency spot and forward rates • Cross currency basis curves	Not applicable
Interest rate derivatives
• Swap yield curve	• Independent broker quotes • Interest rate volatility

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Securities
Assets accounted for at fair value on a recurring basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
As of December 31, 2017
CMBS [3]	$15	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	9bps	1,816bps	457bps	Decrease
Corporate [4]	190	Discounted cash flows	Spread	103bps	1,000bps	355bps	Decrease
Municipal [3]	22	Discounted cash flows	Spread	192bps	250bps	228bps	Decrease
RMBS [3]	692	Discounted cash flows	Spread	24bps	463bps	77bps	Decrease
			Constant prepayment rate	—%	25%	6%	Decrease [5]
			Constant default rate	—%	7%	4%	Decrease
			Loss severity	—%	100%	65%	Decrease
As of December 31, 2016
CMBS [3]	$9	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	10bps	1,273bps	249bps	Decrease
Corporate [4]	265	Discounted cash flows	Spread	122bps	1,021bps	373bps	Decrease
Municipal [3]	56	Discounted cash flows	Spread	135bps	286bps	195bps	Decrease
RMBS [3]	704	Discounted cash flows	Spread	16bps	1,830bps	189bps	Decrease
			Constant prepayment rate	—%	20%	4%	Decrease [5]
			Constant default rate	1%	10%	5%	Decrease
			Loss severity	—%	100%	75%	Decrease

[1]	The weighted average is determined based on the fair value of the securities.

[2]	Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.

[3]	Excludes securities for which the Company based fair value on broker quotations.

[4]
Excludes securities for which the Company bases fair value on broker quotations; however, included are broker-priced lower-rated private placement securities for which the Company receives spread and yield information to corroborate the fair value.

[5]	Decrease for above market rate coupons and increase for below market rate coupons.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Freestanding Derivatives
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
As of December 31, 2017
Interest rate derivatives
Interest rate swaps	$(29)	Discounted cash flows	Swap curve beyond 30 years	2%	3%	Decrease
GMWB hedging instruments
Equity variance swaps	(26)	Option model	Equity volatility	19%	19%	Increase
Equity options	1	Option model	Equity volatility	27%	30%	Increase
Customized swaps	59	Discounted cash flows	Equity volatility	7%	30%	Increase
Macro hedge program
Equity options [2]	29	Option model	Equity volatility	18%	31%	Increase
As of December 31, 2016
Interest rate derivatives
Interest rate swaps	$(29)	Discounted cash flows	Swap curve beyond 30 years	3%	3%	Decrease
GMWB hedging instruments
Equity variance swaps	(36)	Option model	Equity volatility	20%	23%	Increase
Equity options	17	Option model	Equity volatility	27%	30%	Increase
Customized swaps	100	Discounted cash flows	Equity volatility	12%	30%	Increase
Macro hedge program
Equity options	188	Option model	Equity volatility	17%	28%	Increase

[1]
Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.

[2]	Excludes derivatives for which the Company bases fair value on broker quotations.
The tables above exclude the portion of ABS, index options and certain corporate securities for which fair values are predominately based on independent broker quotes. While the Company does not have access to the significant unobservable inputs that independent brokers may use in their pricing process, the Company believes brokers likely use inputs similar to those used by the Company and third-party pricing services to price similar instruments. As such, in their pricing models, brokers likely use estimated loss severity rates, prepayment rates, constant default rates and credit spreads. Therefore, similar to non-broker priced securities, increases in these inputs would generally cause fair values to decrease. For the year ended December 31, 2017, no significant adjustments were made by the Company to broker prices received.
Transfers between Levels
Transfers of securities among the levels occur at the beginning of the reporting period. The amount of transfers from Level 1 to Level 2 was $773 and $563, for the years ended December 31, 2017 and 2016, respectively, which represented previously on-the-run U.S. Treasury securities that are now off-the-run. For the years ended December 31, 2017 and 2016, there were no transfers from Level 2 to Level 1. See the fair value roll-forward tables for the years ended December 31, 2017 and 2016, for the transfers into and out of Level 3.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

GMWB Embedded, Customized and Reinsurance Derivatives

GMWB Embedded Derivatives
The Company formerly offered certain variable annuity products with GMWB riders that provide the policyholder with a GRB which is generally equal to premiums less withdrawals. If the policyholder’s account value is reduced to a specified level through a combination of market declines and withdrawals but the GRB still has value, the Company is obligated to continue to make annuity payments to the policyholder until the GRB is exhausted. When payments of the GRB are not life-contingent, the GMWB represents an embedded derivative carried at fair value reported in other policyholder funds and benefits payable in the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains and losses.

Free-standing Customized Derivatives
The Company holds free-standing customized derivative contracts to provide protection from certain capital markets risks for the remaining term of specified blocks of non-reinsured GMWB riders. These customized derivatives are based on policyholder behavior assumptions specified at the inception of the derivative contracts. The Company retains the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices. These derivatives are reported in the Consolidated Balance Sheets within other investments or other liabilities, as appropriate, after considering the impact of master netting agreements.

GMWB Reinsurance Derivative
The Company has reinsurance arrangements in place to transfer a portion of its risk of loss due to GMWB. These arrangements are recognized as derivatives carried at fair value and reported in reinsurance recoverables in the Consolidated Balance Sheets. Changes in the fair value of the reinsurance agreements are reported in net realized capital gains and losses.

Valuation Techniques
Fair values for GMWB embedded derivatives, free-standing customized derivatives and reinsurance derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items. In valuing the GMWB embedded derivative, the Company attributes to the derivative a portion of the expected fees to be collected over the expected life of the contract from the contract holder equal to the present value of future GMWB claims. The excess of fees collected from the contract holder in the current period over the portion of fees attributed to the embedded derivative in the current period are associated with the host variable annuity contract and reported in fee income.
Valuation Controls
Oversight of the Company's valuation policies and processes for GMWB embedded, reinsurance, and customized derivatives is performed by a multidisciplinary group comprised of finance, actuarial and risk management professionals. This multidisciplinary group reviews and approves changes and enhancements to the Company's valuation model as well as associated controls.
Valuation Inputs
The fair value for each of the non-life contingent GMWBs, the free-standing customized derivatives and the GMWB reinsurance derivative is calculated as an aggregation of the following components: Best Estimate Claim Payments; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed, to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.
Best Estimate Claim Payments
The Best Estimate Claim Payments are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior. These assumptions are input into a stochastic risk neutral scenario process that is used to determine the valuation and involves numerous estimates and subjective judgments regarding a number of variables.
The Company monitors various aspects of policyholder behavior and may modify certain of its assumptions, including living benefit lapses and withdrawal rates, if credible emerging data indicates that changes are warranted. In addition, the Company will continue to evaluate policyholder behavior assumptions should we implement further initiatives to reduce the size of the variable annuity business. At a minimum, all policyholder behavior assumptions are reviewed and updated at least annually as part of the Company’s annual fourth-quarter comprehensive study to refine its estimate of future gross profits. In addition, the Company recognizes non-market-based updates driven by the relative outperformance (underperformance) of the underlying actively managed funds as compared to their respective indices.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Credit Standing Adjustment
The credit standing adjustment is an estimate of the additional amount that market participants would require in determining fair value to reflect the risk that GMWB benefit obligations or the GMWB reinsurance recoverables will not be fulfilled. The Company incorporates a blend of observable Company and reinsurer credit default spreads from capital markets, adjusted for market recoverability.
Margins
The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.
Valuation Inputs Used in Levels 2 and 3 Measurements for GMWB Embedded, Customized and Reinsurance Derivatives

Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs

• Risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates
• Correlations of 10 years of observed historical returns across underlying well-known market indices
• Correlations of historical index returns compared to separate account fund returns
• Equity index levels
• Market implied equity volatility assumptions Assumptions about policyholder behavior, including: • Withdrawal utilization • Withdrawal rates • Lapse rates • Reset elections

Significant Unobservable Inputs for Level 3 GMWB Embedded Customized and Reinsurance Derivatives
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Impact of Increase in Input on Fair Value Measurement [1]
As of December 31, 2017
Withdrawal Utilization [2]	15%	100%	Increase
Withdrawal Rates [3]	—%	8%	Increase
Lapse Rates [4]	—%	40%	Decrease
Reset Elections [5]	30%	75%	Increase
Equity Volatility [6]	7%	30%	Increase
As of December 31, 2016
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Impact of Increase in Input on Fair Value Measurement [1]
Withdrawal Utilization [2]	15%	100%	Increase
Withdrawal Rates [3]	—%	8%	Increase
Lapse Rates [4]	—%	40%	Decrease
Reset Elections [5]	20%	75%	Increase
Equity Volatility [6]	12%	30%	Increase

[1]	Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.

[2]	Range represents assumed cumulative percentages of policyholders taking withdrawals.

[3]	Range represents assumed cumulative annual amount withdrawn by policyholders.

[4]	Range represents assumed annual percentages of full surrender of the underlying variable annuity contracts across all policy durations for in force business.

[5]	Range represents assumed cumulative percentages of policyholders that would elect to reset their guaranteed benefit base.

[6]	Range represents implied market volatilities for equity indices based on multiple pricing sources.
Separate Account Assets
Separate account assets are primarily invested in mutual funds. Other separate account assets include fixed maturities, limited partnerships, equity securities, short-term investments and derivatives that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company. For limited partnerships in which fair value represents the separate account’s share of the NAV, 51%and 39% were subject to significant liquidation restrictions as of December 31, 2017 and December 31, 2016, respectively. Total limited partnerships that do not allow any form of redemption were 21% and 11%, as of December 31, 2017 and December 31, 2016, respectively. Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS, and commercial mortgage loans.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs
The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 roll-forward may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.

Fair Value Roll-forwards for Financial Instruments Classified as Level 3 for the Year Ended December 31, 2017
		Total realized/unrealized gains (losses)
	Fair value as of January 1, 2017	Included in net income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair value as of December 31, 2017
Assets
Fixed Maturities, AFS
ABS	$37	$—	$—	$14	$(6)	$—	$6	$(38)	$13
CDOs	260	14	(17)	147	(107)	(19)	—	(205)	73
CMBS	21	—	1	33	(4)	—	—	(25)	26
Corporate	566	(8)	23	111	(7)	(95)	78	(225)	443
Foreign Govt./Govt. Agencies	17	—	1	3	(2)	—	—	(18)	1
Municipal	72	—	4	—	(1)	(5)	—	(32)	38
RMBS	711	—	19	155	(185)	—	—	(8)	692
Total Fixed Maturities, AFS	1,684	6	31	463	(312)	(119)	84	(551)	1,286
Equity Securities, AFS	44	—	(4)	6	—	—	—	—	46
Freestanding Derivatives
Interest rate	(30)	1	—	—	—	—	—	—	(29)
GMWB hedging instruments	81	(47)	—	—	—	—	—	—	34
Macro hedge program	167	10	—	9	—	(163)	—	—	23
Total Freestanding Derivatives [5]	218	(36)	—	9	—	(163)	—	—	28
Reinsurance Recoverable for GMWB	73	(52)	—	—	15	—	—	—	36
Separate Accounts	201	3	6	152	(8)	(53)	11	(127)	185
Total Assets	$2,220	$(79)	$33	$630	$(305)	$(335)	$95	$(678)	$1,581
(Liabilities)
Other Policyholder Funds and Benefits Payable
Guaranteed Withdrawal Benefits	(241)	231	—	—	(65)	—	—	—	(75)
Equity Linked Notes	(33)	(4)	—	—	37	—	—	—	—
Total Other Policyholder Funds and Benefits Payable	(274)	227	—	—	(28)	—	—	—	(75)
Total Liabilities	$(274)	$227	$—	$—	$(28)	$—	$—	$—	$(75)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Fair Value Roll-forwards for Financial Instruments Classified as Level 3 for the Year Ended December 31, 2016
		Total realized/unrealized gains (losses)
	Fair value as of January 1, 2016	Included in net income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair value as of December 31, 2016
Assets
Fixed Maturities, AFS
ABS	$5	$—	$—	$35	$(2)	$(2)	$5	$(4)	$37
CDOs	330	(1)	(14)	62	(117)	—	—	—	260
CMBS	62	—	(2)	43	(13)	(2)	—	(67)	21
Corporate	534	(6)	10	87	(63)	(126)	368	(238)	566
Foreign Govt./Govt. Agencies	17	—	1	8	(4)	(5)	—	—	17
Municipal	49	—	—	16	(1)	—	8	—	72
RMBS	628	(1)	4	268	(154)	(26)	2	(10)	711
Total Fixed Maturities, AFS	1,625	(8)	(1)	519	(354)	(161)	383	(319)	1,684
Fixed Maturities, FVO	2	—	—	1	—	(1)	—	(2)	—
Equity Securities, AFS	38	(1)	6	4	—	(3)	—	—	44
Freestanding Derivatives
Equity	—	(8)	—	8	—	—	—	—	—
Interest rate	(29)	(1)	—	—	—	—	—	—	(30)
GMWB hedging instruments	135	(60)	—	—	—	—	—	6	81
Macro hedge program	147	(38)	—	63	(6)	—	—	1	167
Total Freestanding Derivatives [5]	253	(107)	—	71	(6)	—	—	7	218
Reinsurance Recoverable for GMWB	83	(24)	—	—	14	—	—	—	73
Separate Accounts	139	(1)	(3)	320	(15)	(78)	17	(178)	201
Total Assets	$2,140	$(141)	$2	$915	$(361)	$(243)	$400	$(492)	$2,220
(Liabilities)
Other Policyholder Funds and Benefits Payable
Guaranteed Withdrawal Benefits	(262)	88	—	—	(67)	—	—	—	(241)
Equity Linked Notes	(26)	(7)	—	—	—	—	—	—	(33)
Total Other Policyholder Funds and Benefits Payable	(288)	81	—	—	(67)	—	—	—	(274)
Total Liabilities	$(288)	$81	$—	$—	$(67)	$—	$—	$—	$(274)

[1]
The Company classifies realized and unrealized gains (losses) on GMWB reinsurance derivatives and GMWB embedded derivatives as unrealized gains (losses) for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains (losses) for these derivatives and embedded derivatives.

[2]
Amounts in these rows are generally reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization of DAC.

[3]	All amounts are before income taxes and amortization of DAC.

[4]	Transfers in and/or (out) of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs.

[5]	Derivative instruments are reported in this table on a net basis for asset (liability) positions and reported in the Consolidated Balance Sheets in other investments and other liabilities.

[6]	Includes both market and non-market impacts in deriving realized and unrealized gains (losses).

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Changes in Unrealized Gains (Losses) included in Net Income for Financial Instruments Classified as Level 3 Still Held at Year End
	December 31, 2017 [1] [2]	December 31, 2016 [1] [2]
Assets
Fixed Maturities, AFS
CMBS	$—	$(1)
Corporate	(1)	(13)
Total Fixed Maturities, AFS	(1)	(14)
Equity Securities, AFS	—	(1)
Freestanding Derivatives
Interest Rate	1	—
GMWB hedging instruments	(61)	(52)
Macro hedge program	(77)	(33)
Total Freestanding Derivatives	(137)	(85)
Reinsurance Recoverable for GMWB	(52)	(24)
Separate Accounts	1	—
Total Assets	$(189)	$(124)
(Liabilities)
Other Policyholder Funds and Benefits Payable
Guaranteed Withdrawal Benefits	$231	$88
Equity Linked Notes	(4)	(7)
Total Other Policyholder Funds and Benefits Payable	227	81
Total Liabilities	$227	$81

[1]
All amounts in these rows are reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization of DAC.

[2]	Amounts presented are for Level 3 only and therefore may not agree to other disclosures included herein.
Fair Value Option
The Company has elected the fair value option for certain securities that contain embedded credit derivatives with underlying credit risk, related to residential real estate, and these securities are included within Fixed Maturities, FVO on the Consolidated Balance Sheets.
The Company also previously elected the fair value option for certain equity securities in order to align the accounting with total return swap contracts that hedged the risk associated with the investments. The swaps did not qualify for hedge accounting and the change in value of both the equity securities and the total return swaps were recorded in net realized capital gains and losses. These equity securities were classified within equity securities, AFS on the Consolidated Balance Sheets. Income earned from FVO securities was recorded in net investment income and changes in fair value were recorded in net realized capital gains and losses. The Company did not hold any of these equity securities as of December 31, 2017 or December 31, 2016.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Changes in Fair Value of Assets using the Fair Value Option
	For the year ended December 31,
	2017	2016	2015
Assets
Fixed maturities, FVO
CDOs	$—	$—	$1
Corporate	—	—	(3)
Foreign government	—	—	2
RMBS	—	3	—
Total fixed maturities, FVO	$—	$3	$—
Equity, FVO	1	(34)	(12)
Total realized capital gains (losses)	$1	$(31)	$(12)

Fair Value of Assets and Liabilities using the Fair Value Option
	As of December 31,
	2017	2016
Assets
Fixed maturities, FVO
RMBS	$32	$82
Total fixed maturities, FVO	$32	$82

Financial Assets and Liabilities Not Carried at Fair Value
	Fair Value Hierarchy Level	Carrying Amount	Fair Value
	December 31, 2017
Assets
Policy loans	Level 3	$1,432	$1,432
Mortgage loans	Level 3	$2,872	$2,941
Liabilities
Other policyholder funds and benefits payable [1]	Level 3	$5,905	$6,095
Consumer notes [2] [3]	Level 3	$8	$8
Assumed investment contracts [3]	Level 3	$342	$361
	December 31, 2016
Assets
Policy loans	Level 3	$1,442	$1,442
Mortgage loans	Level 3	$2,811	$2,843
Liabilities
Other policyholder funds and benefits payable [1]	Level 3	$6,436	$6,626
Consumer notes [2] [3]	Level 3	$20	$20
Assumed investment contracts [3]	Level 3	$487	$526

[1]	Excludes group accident and health and universal life insurance contracts, including corporate owned life insurance.

[2]	Excludes amounts carried at fair value and included in preceding disclosures.

[3]	Included in other liabilities in the Consolidated Balance Sheets.
Fair values for policy loans were determined using current loan coupon rates, which reflect the current rates available under the contracts. As a result, the fair value approximates the carrying value of the policy loans.
Fair values for mortgage loans were estimated using discounted cash flow calculations based on current lending rates for similar type loans. Current lending rates reflect changes in credit spreads and the remaining terms of the loans.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Fair values for other policyholder funds and benefits payable and assumed investment contracts, not carried at fair value, are estimated based on the cash surrender values of the underlying policies or by estimating future cash flows discounted at current interest rates adjusted for credit risk.
Fair values for consumer notes were estimated using discounted cash flow calculations using current interest rates adjusted for estimated loan durations.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments

Net Investment Income
	For the years ended December 31,
(Before-tax)	2017	2016	2015
Fixed maturities [1]	$995	$1,049	$1,095
Equity securities	9	8	7
Mortgage loans	124	135	152
Policy loans	79	83	82
Limited partnerships and other alternative investments	75	86	97
Other investments [2]	54	64	82
Investment expenses	(55)	(52)	(59)
Total net investment income	$1,281	$1,373	$1,456

[1]	Includes net investment income on short-term investments.

[2]	Includes income from derivatives that hedge fixed maturities and qualify for hedge accounting.

Net Realized Capital Losses
	For the years ended December 31,
(Before-tax)	2017	2016	2015
Gross gains on sales	$226	$211	$239
Gross losses on sales	(58)	(93)	(211)
Net OTTI losses recognized in earnings	(14)	(28)	(61)
Valuation allowances on mortgage loans	2	—	(4)
Results of variable annuity hedge program
GMWB derivatives, net	48	(38)	(87)
Macro hedge program	(260)	(163)	(46)
Total results of variable annuity hedge program	(212)	(201)	(133)
Transactional foreign currency revaluation	(1)	(70)	(4)
Non-qualifying foreign currency derivatives	(5)	57	(16)
Other, net [1]	2	(39)	44
Net realized capital losses	$(60)	$(163)	$(146)

[1]	Includes non-qualifying derivatives, excluding variable annuity hedge program and foreign currency derivatives, of $(13), $(12), and $46, respectively for 2017, 2016 and 2015.
Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Before tax, net gains and losses on sales and impairments previously reported as unrealized gains or losses in AOCI were $153, $89 and $(27) for the years ended December 31, 2017, 2016 and 2015, respectively.

Sales of AFS Securities
	For the years ended December 31,
	2017	2016	2015
Fixed maturities, AFS
Sale proceeds	$7,979	$7,409	$9,454
Gross gains	211	206	195
Gross losses	(56)	(85)	(161)
Equity securities, AFS
Sale proceeds	$203	$321	$586
Gross gains	13	4	26
Gross losses	(1)	(8)	(26)
Sales of AFS securities in 2017 were primarily a result of duration and liquidity management, as well as tactical changes to the portfolio as a result of changing market conditions.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Recognition and Presentation of Other-Than-Temporary Impairments
The Company will record an other-than-temporary impairment (“OTTI”) for fixed maturities and certain equity securities with debt-like characteristics (collectively “debt securities”) if the Company intends to sell or it is more likely than not that the Company will be required to sell the security before a recovery in value. A corresponding charge is recorded in net realized capital losses equal to the difference between the fair value and amortized cost basis of the security.
The Company will also record an OTTI for those debt securities for which the Company does not expect to recover the entire amortized cost basis. For these securities, the excess of the amortized cost basis over its fair value is separated into the portion representing a credit OTTI, which is recorded in net realized capital losses, and the remaining non-credit amount, which is recorded in OCI. The credit OTTI amount is the excess of its amortized cost basis over the Company’s best estimate of discounted expected future cash flows. The non-credit amount is the excess of the best estimate of the discounted expected future cash flows over the fair value. The Company’s best estimate of discounted expected future cash flows becomes the new cost basis and accretes prospectively into net investment income over the estimated remaining life of the security.
The Company’s best estimate of expected future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions regarding the future performance. The Company considers, but is not limited to (a) changes in the financial condition of the issuer and the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.
For non-structured securities, assumptions include, but are not limited to, economic and industry-specific trends and fundamentals, security-specific developments, industry earnings multiples and the issuer’s ability to restructure and execute asset sales.
For structured securities, assumptions include, but are not limited to, various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value ("LTV") ratios, average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.
The Company will also record an OTTI for equity securities where the decline in the fair value is deemed to be other-than-temporary. A corresponding charge is recorded in net realized capital losses equal to the difference between the fair value and cost basis of the security. The previous cost basis less the impairment becomes the new cost basis. The Company’s evaluation and assumptions used to determine an equity OTTI include, but is not limited to, (a) the length of time and extent to which the fair value has been less than the cost of the security, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, (c) whether the issuer is current on preferred stock dividends and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery. For the remaining equity securities which are determined to be temporarily impaired, the Company asserts its intent and ability to retain those equity securities until the price recovers.

Impairments in Earnings by Type
	For the years ended December 31,
	2017	2016	2015
Intent-to-sell impairments	$—	$4	$24
Credit impairments	14	22	23
Impairments on equity securities	—	2	14
Total impairments	$14	$28	$61

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Cumulative Credit Impairments
	For the years ended December 31,
(Before-tax)	2017	2016	2015
Balance as of beginning of period	$(170)	$(211)	$(296)
Additions for credit impairments recognized on [1]:
Securities not previously impaired	(1)	(9)	(11)
Securities previously impaired	(13)	(13)	(12)
Reductions for credit impairments previously recognized on:
Securities that matured or were sold during the period	82	44	58
Securities the Company made the decision to sell or more likely than not will be required to sell	—	—	1
Securities due to an increase in expected cash flows	14	19	49
Balance as of end of period	$(88)	$(170)	$(211)

[1]	These additions are included in the net OTTI losses recognized in earnings in the Consolidated Statements of Operations.
Available-for-Sale Securities

AFS Securities by Type
	December 31, 2017					December 31, 2016
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non-Credit OTTI [1]	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non-Credit OTTI [1]
ABS	$821	$9	$(11)	$819	$—	$1,011	$9	$(27)	$993	$—
CDOs	886	2	—	888	—	893	49	(2)	940	—
CMBS	2,061	45	(22)	2,084	(1)	2,135	45	(34)	2,146	(1)
Corporate	12,587	1,483	(32)	14,038	—	13,677	1,111	(95)	14,693	—
Foreign govt./govt. agencies	379	30	(2)	407	—	337	18	(10)	345	—
Municipal	1,125	142	(1)	1,266	—	1,098	97	(6)	1,189	—
RMBS	1,388	41	(2)	1,427	—	1,742	34	(16)	1,760	—
U.S. Treasuries	1,667	206	(3)	1,870	—	1,614	153	(14)	1,753	—
Total fixed maturities, AFS	20,914	1,958	(73)	22,799	(1)	22,507	1,516	(204)	23,819	(1)
Equity securities, AFS	140	14	—	154	—	142	12	(2)	152	—
Total AFS securities	$21,054	$1,972	$(73)	$22,953	$(1)	$22,649	$1,528	$(206)	$23,971	$(1)

[1]
Represents the amount of cumulative non-credit OTTI losses recognized in OCI on securities that also had credit impairments. These losses are included in gross unrealized losses as of December 31, 2017 and 2016.

Fixed maturities, AFS, by Contractual Maturity Year
	December 31, 2017		December 31, 2016
Contractual Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$844	$850	$722	$727
Over one year through five years	3,498	3,580	4,184	4,301
Over five years through ten years	3,178	3,321	3,562	3,649
Over ten years	8,238	9,830	8,258	9,303
Subtotal	15,758	17,581	16,726	17,980
Mortgage-backed and asset-backed securities	5,156	5,218	5,781	5,839
Total fixed maturities, AFS	$20,914	$22,799	$22,507	$23,819
Estimated maturities may differ from contractual maturities due to security call or prepayment provisions. Due to the potential for variability in payment speeds (i.e. prepayments or extensions), mortgage-backed and asset-backed securities are not categorized by contractual maturity.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.
The Company had no investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholder's equity, other than the U.S. government and certain U.S. government securities as of December 31, 2017 or December 31, 2016. As of December 31, 2017, other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were HSBC Holdings PLC, Microsoft Corporation, and National Grid PLC, which each comprised less than 1% of total invested assets. As of December 31, 2016, other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were National Grid PLC, HSBC Holdings PLC, and Oracle Corp., which each comprised less than 1% of total invested assets.
The Company’s three largest exposures by sector as of December 31, 2017, were financial services, utilities, and CMBS which comprised approximately 9%, 9% and 7%, respectively, of total invested assets. The Company’s three largest exposures by sector as of December 31, 2016 were financial services, utilities, and consumer non-cyclical which comprised approximately 10%, 9% and 7%, respectively, of total invested assets.
Unrealized Losses on AFS Securities

Unrealized Loss Aging for AFS Securities by Type and Length of Time as of December 31, 2017
	Less Than 12 Months			12 Months or More			Total
	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
ABS	$158	$157	$(1)	$219	$209	$(10)	$377	$366	$(11)
CDOs	242	242	—	37	37	—	279	279	—
CMBS	524	517	(7)	346	331	(15)	870	848	(22)
Corporate	1,082	1,074	(8)	779	755	(24)	1,861	1,829	(32)
Foreign govt./govt. agencies	60	59	(1)	35	34	(1)	95	93	(2)
Municipal	9	9	—	10	9	(1)	19	18	(1)
RMBS	288	287	(1)	28	27	(1)	316	314	(2)
U.S. Treasuries	382	380	(2)	38	37	(1)	420	417	(3)
Total fixed maturities, AFS	2,745	2,725	(20)	1,492	1,439	(53)	4,237	4,164	(73)
Equity securities, AFS	6	6	—	3	3	—	9	9	—
Total securities in an unrealized loss position	$2,751	$2,731	$(20)	$1,495	$1,442	$(53)	$4,246	$4,173	$(73)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Unrealized Loss Aging for AFS Securities by Type and Length of Time as of December 31, 2016
	Less Than 12 Months			12 Months or More			Total
	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
ABS	$249	$248	$(1)	$265	$239	$(26)	$514	$487	$(27)
CDOs	325	325	—	210	208	(2)	535	533	(2)
CMBS	1,058	1,030	(28)	139	133	(6)	1,197	1,163	(34)
Corporate	2,535	2,464	(71)	402	378	(24)	2,937	2,842	(95)
Foreign govt./govt. agencies	164	155	(9)	6	5	(1)	170	160	(10)
Municipal	166	160	(6)	—	—	—	166	160	(6)
RMBS	548	535	(13)	198	195	(3)	746	730	(16)
U.S. Treasuries	385	371	(14)	—	—	—	385	371	(14)
Total fixed maturities, AFS	5,430	5,288	(142)	1,220	1,158	(62)	6,650	6,446	(204)
Equity securities, AFS	59	57	(2)	5	5	—	64	62	(2)
Total securities in an unrealized loss position	$5,489	$5,345	$(144)	$1,225	$1,163	$(62)	$6,714	$6,508	$(206)
As of December 31, 2017, AFS securities in an unrealized loss position consisted of 1,254 securities, primarily in the corporate and CMBS sector, which were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2017, 93% of these securities were depressed less than 20% of cost or amortized cost. The improvement in unrealized losses during 2017 was primarily attributable to tighter credit spreads.
Most of the securities depressed for twelve months or more primarily relate to student loan ABS, structured securities with exposure to commercial real estate, and corporate securities. Student loan ABS were primarily depressed because the securities have floating-rate coupons and have long-dated maturities, and current credit spreads are wider than when these securities were purchased. Corporate securities and commercial real estate securities were primarily depressed because current market spreads are wider than spreads at the securities' respective purchase dates. The Company neither has an intention to sell nor does it expect to be required to sell the securities outlined in the preceding discussion.
Mortgage Loans
Mortgage Loan Valuation Allowances
Commercial mortgage loans are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. The Company reviews mortgage loans on a quarterly basis to identify potential credit losses. Among other factors, management reviews current and projected macroeconomic trends, such as unemployment rates, and property-specific factors such as rental rates, occupancy levels, LTV ratios and debt service coverage ratios (“DSCR”). In addition, the Company considers historical, current and projected delinquency rates and property values. Estimates of collectibility require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower's ability to pay and/or the value of underlying collateral such as changes in projected property value estimates.
For mortgage loans that are deemed impaired, a valuation allowance is established for the difference between the carrying amount and estimated value. The mortgage loan's estimated value is most frequently the Company's share of the fair value of the collateral but may also be the Company’s share of either (a) the present value of the expected future cash flows discounted at the loan’s effective interest rate or (b) the loan’s observable market price. A valuation allowance may be recorded for an individual loan or for a group of loans that have an LTV ratio of 90% or greater, a low DSCR or have other lower credit quality characteristics. Changes in valuation allowances are recorded in net realized capital gains and losses. Interest income on impaired loans is accrued to the extent it is deemed collectible and the borrowers continue to make payments under the original or restructured loan terms. The Company stops accruing interest income on loans when it is probable that the Company will not receive interest and principal payments according to the contractual terms of the loan agreement. The company resumes accruing interest income when it determines that sufficient collateral exists to satisfy the full amount of the loan principal and interest payments and when it is probable cash will be received in the foreseeable future. Interest income on defaulted loans is recognized when received.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

As of December 31, 2017, commercial mortgage loans had an amortized cost and carrying value of $2.9 billion, with no valuation allowance. As of December 31, 2016, commercial mortgage loans had an amortized cost of $2.8 billion, with a valuation allowance of $19 and a carrying value of $2.8 billion. Amortized cost represents carrying value prior to valuation allowances, if any.
As of December 31, 2017 and 2016, the carrying value of mortgage loans that had a valuation allowance was $0 and $31, respectively. There were no mortgage loans held-for-sale as of December 31, 2017 or December 31, 2016. As of December 31, 2017, the Company had an immaterial amount of mortgage loans that have had extensions or restructurings other than what is allowable under the original terms of the contract.

Valuation Allowance Activity
	For the years ended December 31,
	2017	2016	2015
Balance as of January 1	$(19)	$(19)	$(15)
(Additions)/Reversals	(1)	—	(4)
Deductions	20	—	—
Balance as of December 31	$—	$(19)	$(19)
The weighted-average LTV ratio of the Company’s commercial mortgage loan portfolio was 49% as of December 31, 2017, while the weighted-average LTV ratio at origination of these loans was 63%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan. The loan collateral values are updated no less than annually through reviews of the underlying properties. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property's net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments. The weighted average DSCR of the Company’s commercial mortgage loan portfolio was 2.65x as of December 31, 2017. As of December 31, 2017 the Company held no delinquent commercial mortgages loan past due by 90 days or more. As of December 31, 2016, the Company held one delinquent commercial mortgage loan past due by 90 days or more. The loan had a total carrying value and valuation allowance of $15 and $16, respectively, and was not accruing income. Following the conclusion of the loan's foreclosure process, the property transferred at its carrying value, net of the valuation allowance, to a real-estate owned investment during 2017. As of December 31, 2017, the real-estate owned investment had a total carrying value of $15.

Commercial Mortgage Loans Credit Quality
	December 31, 2017		December 31, 2016
Loan-to-value	Carrying Value	Avg. Debt-Service Coverage Ratio	Carrying Value	Avg. Debt-Service Coverage Ratio
Greater than 80%	$5	1.26x	$20	0.59x
65% - 80%	125	1.88x	182	2.17x
Less than 65%	2,742	2.69x	2,609	2.61x
Total commercial mortgage loans	$2,872	2.65x	$2,811	2.55x

Mortgage Loans by Region
	December 31, 2017		December 31, 2016
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
East North Central	$62	2.1%	$54	1.9%
East South Central	14	0.5%	14	0.5%
Middle Atlantic	291	10.1%	237	8.4%
New England	92	3.2%	93	3.3%
Pacific	838	29.2%	814	29.0%
South Atlantic	608	21.2%	613	21.8%
West South Central	195	6.8%	128	4.6%
Other [1]	772	26.9%	858	30.5%
Total mortgage loans	$2,872	100%	$2,811	100%

[1]	Primarily represents loans collateralized by multiple properties in various regions.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Mortgage Loans by Property Type
	December 31, 2017		December 31, 2016
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Commercial
Industrial	$743	25.9%	$793	28.2%
Lodging	24	0.8%	25	0.9%
Multifamily	662	23.0%	535	19.0%
Office	685	23.9%	605	21.5%
Retail	557	19.4%	611	21.8%
Other	201	7.0%	242	8.6%
Total mortgage loans	$2,872	100%	$2,811	100%
Variable Interest Entities
The Company is engaged with various special purpose entities and other entities that are deemed to be VIEs primarily as an investor through normal investment activities.
A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE in the Company’s Condensed Consolidated Financial Statements. As of December 31, 2017 and December 31, 2016 the Company did not hold any VIEs for which it was the primary beneficiary.
Non-Consolidated VIEs
The Company, through normal investment activities, makes passive investments in limited partnerships and other alternative investments. Upon the adoption of the new consolidation guidance discussed above, these investments are now considered VIEs. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments. The Company’s maximum exposure to loss as of December 31, 2017 and December 31, 2016 is limited to the total carrying value of $900 and $859, respectively, which are included in limited partnerships and other alternative investments in the Company's Consolidated Balance Sheets. As of December 31, 2017 and December 31, 2016, the Company has outstanding commitments totaling $673 and $497, respectively, whereby the Company is committed to fund these investments and may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. These investments are generally of a passive nature in that the Company does not take an active role in management.
In addition, the Company also makes passive investments in structured securities issued by VIEs for which the Company is not the manager. These investments are included in ABS, CDOs, CMBS and RMBS in the Available-for-Sale Securities table and fixed maturities, FVO, in the Company’s Consolidated Balance Sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIEs, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits and the Company’s inability to direct the activities that most significantly impact the economic performance of the VIEs. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.
Securities Lending, Repurchase Agreements and Other Collateral Transactions
The Company enters into securities financing transactions as a way to earn additional income or manage liquidity, primarily through securities lending and repurchase agreements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Securities Lending
Under a securities lending program, the Company lends certain fixed maturities within the corporate, foreign government/government agencies, and municipal sectors as well as equity securities to qualifying third-party borrowers in return for collateral in the form of cash or securities. For domestic and non-domestic loaned securities, respectively, borrowers provide collateral of 102% and 105% of the fair value of the securities lent at the time of the loan. Borrowers will return the securities to the Company for cash or securities collateral at maturity dates generally of 90 days or less. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, except in the event of default by the counterparty, and is not reflected on the Company’s Condensed Consolidated Balance Sheets. Additional collateral is obtained if the fair value of the collateral falls below 100% of the fair value of the loaned securities. The agreements provide the counterparty the right to sell or re-pledge the securities loaned. If cash, rather than securities, is received as collateral, the cash is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's Condensed Consolidated Balance Sheets. Income associated with securities lending transactions is reported as a component of net investment income in the Company’s Condensed Consolidated Statements of Operations.
Repurchase Agreements
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. These transactions generally have a contractual maturity of ninety days or less. Repurchase agreements include master netting provisions that provide both counterparties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, the Company's current positions do not meet the specific conditions for net presentation.
Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred when necessary and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's Condensed Consolidated Balance Sheets. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's Condensed Consolidated Balance Sheets.
From time to time, the Company enters into reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. The agreements require additional collateral to be transferred to the Company when necessary and the Company has the right to sell or re-pledge the securities received. The Company accounts for reverse repurchase agreements as collateralized financing.

Securities Lending and Repurchase Agreements
	December 31, 2017	December 31, 2016
	Fair Value	Fair Value
Securities Lending Transactions:
Gross amount of securities on loan	$674	$435
Gross amount of associated liability for collateral received [1]	$689	$446

Repurchase agreements:
Gross amount of recognized liabilities for repurchase agreements	$202	$118
Gross amount of collateral pledged related to repurchase agreements [2]	$206	$121

[1]
Cash collateral received is reinvested in fixed maturities, AFS and short term investments which are included in the Condensed Consolidated Balance Sheets. Amount includes additional securities collateral received of $1 and $26 million which are excluded from the Company's Condensed Consolidated Balance Sheets as of December 31, 2017 and December 31, 2016, respectively.

[2]	Collateral pledged is included within fixed maturities, AFS and short term investments in the Company's Condensed Consolidated Balance Sheets.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Other Collateral Transactions
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2017 and December 31, 2016, the fair value of securities on deposit was $22 and $21, respectively.
For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivative Instruments.
Equity Method Investments
The majority of the Company's investments in limited partnerships and other alternative investments, including hedge funds, mortgage and real estate funds, and private equity and other funds (collectively, “limited partnerships”), are accounted for under the equity method of accounting. The Company’s maximum exposure to loss as of December 31, 2017 is limited to the total carrying value of $1.0 billion. In addition, the Company has outstanding commitments totaling approximately $683, to fund limited partnership and other alternative investments as of December 31, 2017. The Company’s investments in limited partnerships are generally of a passive nature in that the Company does not take an active role in the management of the limited partnerships. In 2017, aggregate investment income (losses) from limited partnerships and other alternative investments exceeded 10% of the Company’s pre-tax consolidated net income. Accordingly, the Company is disclosing aggregated summarized financial data for the Company’s limited partnership investments. This aggregated summarized financial data does not represent the Company’s proportionate share of limited partnership assets or earnings. Aggregate total assets of the limited partnerships in which the Company invested totaled $161.1 billion and $100.6 billion as of December 31, 2017 and 2016, respectively. Aggregate total liabilities of the limited partnerships in which the Company invested totaled $46.5 billion and $17.6 billion as of December 31, 2017 and 2016, respectively. Aggregate net investment income (loss) of the limited partnerships in which the Company invested totaled $1.8 billion, $0.9 billion and $0.8 billion for the periods ended December 31, 2017, 2016 and 2015, respectively. Aggregate net income of the limited partnerships in which the Company invested totaled $8.1 billion, $7.4 billion, and $5.2 billion for the periods ended December 31, 2017, 2016 and 2015, respectively. As of, and for the period ended, December 31, 2017, the aggregated summarized financial data reflects the latest available financial information.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives

Derivative Instruments
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, commodity market, credit spread, issuer default, price, and currency exchange rate risk or volatility. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies. The Company also may enter into and has previously issued financial instruments and products that either are accounted for as free-standing derivatives, such as certain reinsurance contracts, or as embedded derivative instruments, such as certain GMWB riders included with certain variable annuity products.
Strategies that Qualify for Hedge Accounting
Some of the Company's derivatives satisfy hedge accounting requirements as outlined in Note 1 of these financial statements. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. The hedge strategies by hedge accounting designation include:
Cash Flow Hedges
Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates. The Company has also entered into forward starting swap agreements to hedge the interest rate exposure related to the future purchase of fixed-rate securities, primarily to hedge interest rate risk inherent in the assumptions used to price certain product liabilities.
Foreign currency swaps are used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.
Fair Value Hedges
The Company previously used interest rate swaps to hedge the changes in fair value of fixed maturity securities due to fluctuations in interest rates. These swaps were typically used to manage interest rate duration.
Non-qualifying Strategies
Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's variable annuity products as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.
The non-qualifying strategies include:
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty should the referenced security issuers experience a credit event, as defined in the contract. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Interest Rate Swaps, Swaptions, and Futures
The Company uses interest rate swaps, swaptions, and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of both December 31, 2017 and 2016, the notional amount of interest rate swaps in offsetting relationships was $2.7 billion.
Foreign Currency Swaps and Forwards
The Company enters into foreign currency swaps to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. The Company also enters into foreign currency forwards to hedge non-U.S. dollar denominated cash and, previously, to hedge equity securities.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Fixed Payout Annuity Hedge
The Company has obligations for certain yen denominated fixed payout annuities under an assumed reinsurance contract. The Company invests in U.S. dollar denominated assets to support the assumed reinsurance liability. The Company has in place pay U.S. dollar, receive yen swap contracts to hedge the currency and yen interest rate exposure between the U.S. dollar denominated assets and the yen denominated fixed liability reinsurance payments.
Equity Index Swaps and Options
The Company enters into equity index options to hedge the impact of a decline in the equity markets on the investment portfolio. The Company previously entered into total return swaps to hedge equity risk of specific common stock investments which were accounted for using fair value option in order to align the accounting treatment within net realized capital gains (losses). In addition, the Company formerly offered certain equity indexed products that remain in force, a portion of which contained embedded derivatives that require changes in value to be bifurcated from the host contract. The Company uses equity index swaps to economically hedge the equity volatility risk associated with the equity indexed products.
Commodity Contracts
The Company has used put option contracts on oil futures to partially offset potential losses related to certain fixed maturity securities that could be impacted by changes in oil prices. These options were terminated at the end of 2015.
GMWB Derivatives, net
The Company formerly offered certain variable annuity products with GMWB riders. The GMWB product is a bifurcated embedded derivative (“GMWB product derivatives”) that has a notional value equal to the GRB. The Company uses reinsurance contracts to transfer a portion of its risk of loss due to GMWB. The reinsurance contracts covering GMWB (“GMWB reinsurance contracts”) are accounted for as free-standing derivatives with a notional amount equal to the GRB reinsured.
The Company utilizes derivatives (“GMWB hedging instruments”) as part of a dynamic hedging program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders. The GMWB hedging instruments hedge changes in interest rates, equity market levels, and equity volatility. These derivatives include customized swaps, interest rate swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index. The Company retains the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices.

GMWB Hedging Instruments
	Notional Amount		Fair Value
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Customized swaps	$5,023	$5,191	$59	$100
Equity swaps, options, and futures	1,407	1,362	(31)	(27)
Interest rate swaps and futures	3,022	3,703	39	21
Total	$9,452	$10,256	$67	$94
Macro Hedge Program
The Company utilizes equity swaps, options, forwards and futures to provide partial protection against the statutory tail scenario risk arising from GMWB and the GMDB liabilities on the Company's statutory surplus. These derivatives cover some of the residual risks not otherwise covered by the dynamic hedging program.
Modified Coinsurance Reinsurance Contracts
As of December 31, 2017 and 2016, the Company had approximately $861 and $875, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in a trust established by the Company. The Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value of investments subject to interest rate and credit risk. The notional amount of the embedded derivative reinsurance contracts are the invested assets which are carried at fair value and support the reinsured reserves.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Derivative Balance Sheet Classification
For reporting purposes, the Company has elected to offset within assets or liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in the table below. The Company’s derivative instruments are held for risk management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements of Notes to the Consolidated Financial Statements.

	Net Derivatives				Asset Derivatives		Liability Derivatives
	Notional Amount		Fair Value		Fair Value		Fair Value
Hedge Designation/ Derivative Type	Dec 31, 2017	Dec 31, 2016	Dec 31, 2017	Dec 31, 2016	Dec 31, 2017	Dec 31, 2016	Dec 31, 2017	Dec 31, 2016
Cash flow hedges
Interest rate swaps	$1,486	$1,794	$—	$7	$6	$9	$(6)	$(2)
Foreign currency swaps	182	164	(12)	(16)	5	10	(17)	(26)
Total cash flow hedges	1,668	1,958	(12)	(9)	11	19	(23)	(28)
Non-qualifying strategies
Interest rate contracts
Interest rate swaps and futures	3,219	2,774	(356)	(411)	339	249	(695)	(660)
Foreign exchange contracts
Foreign currency swaps and forwards	342	382	(6)	36	—	36	(6)	—
Fixed payout annuity hedge	540	804	(170)	(263)	—	—	(170)	(263)
Credit contracts
Credit derivatives that purchase credit protection	80	131	(3)	(3)	—	—	(3)	(3)
Credit derivatives that assume credit risk [1]	380	458	3	4	9	5	(6)	(1)
Credit derivatives in offsetting positions	200	1,006	1	(1)	9	16	(8)	(17)
Equity contracts
Equity index swaps and options	—	100	—	—	—	33	—	(33)
Variable annuity hedge program
GMWB product derivatives [2]	11,390	13,114	(75)	(241)	—	—	(75)	(241)
GMWB reinsurance contracts	2,372	2,709	35	73	35	73	—	—
GMWB hedging instruments	9,452	10,256	67	94	120	190	(53)	(96)
Macro hedge program	7,252	6,532	23	178	45	201	(22)	(23)
Other
Modified coinsurance reinsurance contracts	861	875	55	68	55	68	—	—
Total non-qualifying strategies	36,088	39,141	(426)	(466)	612	871	(1,038)	(1,337)
Total cash flow hedges, fair value hedges, and non-qualifying strategies	$37,756	$41,099	$(438)	$(475)	$623	$890	$(1,061)	$(1,365)
Balance Sheet Location
Fixed maturities, available-for-sale	$39	$121	$—	$—	$—	$—	$—	$—
Other investments	10,340	12,732	135	235	302	325	(167)	(90)
Other liabilities	12,754	11,498	(588)	(577)	231	424	(819)	(1,001)
Reinsurance recoverables	3,233	3,584	90	141	90	141	—	—
Other policyholder funds and benefits payable	11,390	13,164	(75)	(274)	—	—	(75)	(274)
Total derivatives	$37,756	$41,099	$(438)	$(475)	$623	$890	$(1,061)	$(1,365)

[1]	The derivative instruments related to this strategy are held for other investment purposes.

[2]	These derivatives are embedded within liabilities and are not held for risk management purposes.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Offsetting of Derivative Assets/Liabilities
The following tables present the gross fair value amounts, the amounts offset, and net position of derivative instruments eligible for offset in the Company's Consolidated Balance Sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under U.S. GAAP.

	(i)	(ii)	(iii) = (i) - (ii)			(v) = (iii) - (iv)
			Net Amounts Presented in the Statement of Financial Position		Collateral Disallowed for Offset in the Statement of Financial Position
	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offset in the Statement of Financial Position	Derivative Assets [1] (Liabilities) [2]	Accrued Interest and Cash Collateral (Received) [3] Pledged [2]	Financial Collateral (Received) Pledged [4]	Net Amount
As of December 31, 2017
Other investments	$533	$491	$135	$(93)	$—	$42
Other liabilities	(986)	(307)	(588)	(91)	(674)	(5)
As of December 31, 2016
Other investments	$749	$588	$235	$(74)	$101	$60
Other liabilities	(1,091)	(396)	(577)	(118)	(655)	(40)

[1]	Included in other invested assets in the Company's Consolidated Balance Sheets.

[2]	Included in other liabilities in the Company's Consolidated Balance Sheets and is limited to the net derivative receivable associated with each counterparty.

[3]	Included in other investments in the Company's Consolidated Balance Sheets and is limited to the net derivative payable associated with each counterparty.

[4]	Excludes collateral associated with exchange-traded derivative instruments.
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Gains and losses on the derivative representing hedge ineffectiveness are recognized in current period earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.

Derivatives in Cash Flow Hedging Relationships
	Gain (Loss) Recognized in OCI on Derivative (Effective Portion)
	2017	2016	2015
Interest rate swaps	$(13)	$(16)	$3
Foreign currency swaps	4	2	—
Total	$(9)	$(14)	$3

Derivatives in Cash Flow Hedging Relationships
		Gain (Loss) Reclassified from AOCI into Income (Effective Portion)
		2017	2016	2015
Interest rate swaps	Net realized capital (losses) gains	$(1)	$1	$(1)
Interest rate swaps	Net investment income	26	25	33
Foreign currency swaps	Net realized capital gains (losses)	11	(2)	(9)
Total		$36	$24	$23
During the years ended December 31, 2017, 2016, and 2015, the Company had no ineffectiveness recognized in income within net realized gains (losses).

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

As of December 31, 2017, the before-tax deferred net gains on derivative instruments recorded in AOCI that are expected to be reclassified to earnings during the next twelve months are $54. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows.
During the years ended December 31, 2017, 2016, and 2015, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.
Fair Value Hedges
For derivative instruments that are designated and qualify as fair value hedges, the gain or loss on the derivatives as well as the offsetting loss or gain on the hedged items attributable to the hedged risk are recognized in current earnings. The Company includes the gain or loss on the derivative in the same line item as the offsetting loss or gain on the hedged item. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
For the years ended December 31, 2017, 2016, and 2015, the Company recognized in income immaterial gains and (losses) for the ineffective portion of fair value hedges related to the derivative instrument and the hedged item.
Non-qualifying Strategies
For non-qualifying strategies, including embedded derivatives that are required to be bifurcated from their host contracts and accounted for as derivatives, the gain or loss on the derivative is recognized currently in earnings within net realized capital gains (losses).

Non-qualifying Strategies Gain (Loss) Recognized within Net Realized Capital Gains (Losses)
	December 31,
	2017	2016	2015
Variable annuity hedge program
GMWB product derivatives	$231	$88	$(59)
GMWB reinsurance contracts	(49)	(14)	17
GMWB hedging instruments	(134)	(112)	(45)
Macro hedge program	(260)	(163)	(46)
Total variable annuity hedge program	(212)	(201)	(133)
Foreign exchange contracts
Foreign currency swaps and forwards	(9)	32	5
Fixed payout annuity hedge	4	25	(21)
Total foreign exchange contracts	(5)	57	(16)
Other non-qualifying derivatives
Interest rate contracts
Interest rate swaps, swaptions, and futures	4	(18)	(7)
Credit contracts
Credit derivatives that purchase credit protection	(12)	(9)	3
Credit derivatives that assume credit risk	18	15	(4)
Equity contracts
Equity index swaps and options	3	30	19
Commodity contracts
Commodity options	—	—	(5)
Other
Modified coinsurance reinsurance contracts	(13)	(12)	46
Total other non-qualifying derivatives	(13)	(12)	46
Total [1]	$(217)	$(138)	$(97)
[1] Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements.
Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that are permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.
As of December 31, 2017

				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount [3]	Offsetting Fair Value [3]
Single name credit default swaps
Investment grade risk exposure	$120	$3	5 years	Corporate Credit/ Foreign Gov.	A-	$—	$—
Below investment grade risk exposure	43	—	Less than 1 Year	Corporate Credit	B	43	—
Basket credit default swaps [4]
Investment grade risk exposure	250	—	5 years	Corporate Credit	BBB+	—	—
Below investment grade risk exposure	22	2	3 years	Corporate Credit	B+	22	—
Investment grade risk exposure	15	(1)	4 years	CMBS Credit	A	5	—
Below investment grade risk exposure	30	(5)	Less than 1 Year	CMBS Credit	CCC	30	5
Total [5]	$480	$(1)				$100	$5

As of December 31, 2016

				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount [3]	Offsetting Fair Value [3]
Single name credit default swaps
Investment grade risk exposure	$88	$—	3 years	Corporate Credit/ Foreign Gov.	A	$45	$—
Below investment grade risk exposure	43	—	1 year	Corporate Credit	B-	43	—
Basket credit default swaps [4]
Investment grade risk exposure	493	5	3 years	Corporate Credit	BBB+	225	(1)
Below investment grade risk exposure	22	2	4 years	Corporate Credit	B	22	(2)
Investment grade risk exposure	158	(2)	2 years	CMBS Credit	AA+	111	1
Below investment grade risk exposure	57	(13)	1 year	CMBS Credit	CCC	57	13
Embedded credit derivatives
Investment grade risk exposure	100	100	Less than 1 year	Corporate Credit	A+	—	—
Total [5]	$961	$92				$503	$11

[1]
The average credit ratings are based on availability and are generally the midpoint of the available ratings among Moody’s, S&P, Fitch and Morningstar. If no rating is available from a rating agency, then an internally developed rating is used.

[2]
Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements, clearing house rules and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

[3]
The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of, or losses paid related to, the original swap.

[4]
Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.

[5]
Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Derivative Collateral Arrangements
The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2017 and 2016, the Company pledged cash collateral associated with derivative instruments with a fair value of $32 and $134, respectively, for which the collateral receivable has been primarily included within other assets on the Company's Consolidated Balance Sheets. As of December 31, 2017 and 2016, the Company also pledged securities collateral associated with derivative instruments with a fair value of $729 and $830, respectively, which have been included in fixed maturities on the Consolidated Balance Sheets. The counterparties have the right to sell or re-pledge these securities.
As of December 31, 2017 and 2016, the Company accepted cash collateral associated with derivative instruments of $310 and $333, respectively, which was invested and recorded in the Consolidated Balance Sheets in fixed maturities and short-term investments with corresponding amounts recorded in other investments or other liabilities as determined by the Company's election to offset on the balance sheet. The Company also accepted securities collateral as of December 31, 2016 with a fair value of $107, of which the Company has the ability to sell or repledge $81. As of December 31, 2017 the Company did not hold any securties collateral. As of December 31, 2017 and 2016, the Company had no repledged securities and did not sell any securities.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance

The Company cedes insurance to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company's procedures include careful initial selection of its reinsurers, structuring agreements to provide collateral funds where necessary, and regularly monitoring the financial condition and ratings of its reinsurers.
Reinsurance Recoverables
Reinsurance recoverables include balances due from reinsurance companies and are presented net of an allowance for uncollectible reinsurance. Reinsurance recoverables include an estimate of the amount of gross losses and loss adjustment expense reserves that may be ceded under the terms of the reinsurance agreements, including incurred but not reported unpaid losses. The Company’s estimate of losses and loss adjustment expense reserves ceded to reinsurers is based on assumptions that are consistent with those used in establishing the gross reserves for business ceded to the reinsurance contracts. The Company calculates its ceded reinsurance projection based on the terms of any applicable reinsurance agreements, including an estimate of how incurred but not reported losses will ultimately be ceded under reinsurance agreements. Accordingly, the Company’s estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for future policy benefits.
The Company's reinsurance recoverables are summarized as follows:

	As of December 31,
Reinsurance Recoverables	2017	2016
Reserve for future policy benefits and other policyholder funds and benefits payable
Sold businesses (MassMutual and Prudential)	$19,448	$19,363
Other reinsurers	1,337	1,362
Gross reinsurance recoverables	$20,785	$20,725
As of December 31, 2017, the Company has reinsurance recoverables from MassMutual and Prudential of $8.3 billion and $11.1 billion, respectively. As of December 31, 2016, the Company has reinsurance recoverables from MassMutual and Prudential of $8.6 billion and $10.8 billion, respectively. The Company's obligations to its direct policyholders that have been reinsured to MassMutual and Prudential are secured by invested assets held in trust. As of December 31, 2017, net of invested assets held in trust, the Company has no reinsurance-related concentrations of credit risk greater than 10% of the Company’s Consolidated Stockholder's Equity.
No allowance for uncollectible reinsurance is required as of December 31, 2017 and December 31, 2016. The allowance for uncollectible reinsurance reflects management’s best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers’ unwillingness or inability to pay. The Company analyzes recent developments in commutation activity between reinsurers and cedants, recent trends in arbitration and litigation outcomes in disputes between reinsurers and cedants and the overall credit quality of the Company’s reinsurers. Based on this analysis, the Company may adjust the allowance for uncollectible reinsurance or charge off reinsurer balances that are determined to be uncollectible. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts, funds held accounts and group-wide offsets.
Due to the inherent uncertainties as to collection and the length of time before reinsurance recoverables become due, it is possible that future adjustments to the Company’s reinsurance recoverables, net of the allowance, could be required, which could have a material adverse effect on the Company’s consolidated results of operations or cash flows in a particular quarter or annual period.
Insurance Revenues
The effect of reinsurance on earned premiums, fee income and other is as follows:

	Year Ended December 31,
	2017	2016	2015
Gross earned premiums, fee income and other	$2,434	$2,659	$2,877
Reinsurance assumed	116	129	113
Reinsurance ceded	(1,539)	(1,616)	(1,801)
Net earned premiums, fee income and other	$1,011	$1,172	$1,189
The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $1,150, $1,131, and $1,094 for the years ended December 31, 2017, 2016, and 2015, respectively. In addition, the Company has reinsured a portion of the risk associated with U.S. variable annuities and the associated GMDB and GMWB riders.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)

The Company also maintains a reinsurance agreement with Hartford Life and Accident Insurance Company ("HLA"), whereby the Company has ceded all of its group life and group accident and health risk business to HLA. Under this treaty, the Company ceded group life premium of $27, $40, and $64 for the years ended December 31, 2017, 2016, and 2015, respectively. The Company ceded accident and health premiums to HLA of $70, $86, and $129 for the years ended December 31, 2017, 2016, and 2015, respectively.
6. Deferred Policy Acquisition Costs

Changes in the DAC Balance
	For the years ended December 31,
	2017	2016	2015
Balance, beginning of period	$463	$542	$521
Deferred costs	2	7	7
Amortization — DAC	(51)	(40)	(82)
Amortization — Unlock benefit (charge), pre-tax	3	(74)	13
Adjustments to unrealized gains and losses on securities AFS and other	(12)	28	83
Balance, end of period	$405	$463	$542

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Reserves for Future Policy Benefits and Separate Account Liabilities

Changes in Reserves for Future Policy Benefits
	Universal Life-Type Contracts
	GMDB/GMWB [1]	Life Secondary Guarantees	Traditional Annuity and Other Contracts [2] [4]	Total
Liability balance as of January 1, 2017	$786	$2,627	$10,587	$14,000
Incurred [3]	185	313	777	1,275
Paid	(98)	—	(787)	(885)
Change in unrealized investment gains and losses	—	—	92	92
Liability balance as of December 31, 2017	$873	$2,940	$10,669	$14,482
Reinsurance recoverable asset, as of January 1, 2017	$432	$2,627	$1,697	$4,756
Incurred [3]	113	313	108	534
Paid	(81)	—	(63)	(144)
Reinsurance recoverable asset, as of December 31, 2017	$464	$2,940	$1,742	$5,146

	Universal Life-Type Contracts
	GMDB/GMWB [1]	Life Secondary Guarantees	Traditional Annuity and Other Contracts [2]	Total Future Policy Benefits
Liability balance as of January 1, 2016	$863	$2,313	$10,674	$13,850
Incurred [3]	37	314	671	1,022
Paid	(114)	—	(785)	(899)
Change in unrealized investment gains and losses	—	—	27	27
Liability balance as of December 31, 2016	$786	$2,627	$10,587	$14,000
Reinsurance recoverable asset, as of January 1, 2016	$523	$2,313	$1,823	$4,659
Incurred [3]	—	314	(56)	258
Paid	(91)	—	(70)	(161)
Reinsurance recoverable asset, as of December 31, 2016	$432	$2,627	$1,697	$4,756

[1]
These liability balances include all GMDB benefits, plus the life-contingent portion of GMWB benefits in excess of the return of the GRB. GMWB benefits up to the GRB are embedded derivatives held at fair value and are excluded from these balances.

[2]	Represents life-contingent reserves for which the company is subject to insurance and investment risk.

[3]	Includes the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves.

[4]	Includes $285 of gross reserves and $288 of reinsurance recoverables that relates to business HLIC cedes to HLA.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

Account Value by GMDB/GMWB Type as of December 31, 2017
	Account Value (“AV”) [8]	Net amount at Risk (“NAR”) [9]	Retained Net Amount at Risk (“RNAR”) [9]	Weighted Average Attained Age of Annuitant
MAV [1]
MAV only	$13,769	$1,995	$300	71
With 5% rollup [2]	1,152	131	41	72
With Earnings Protection Benefit Rider (“EPB”) [3]	3,498	541	82	71
With 5% rollup & EPB	477	108	23	73
Total MAV	18,896	2,775	446
Asset Protection Benefit ("APB") [4]	10,107	92	62	70
Lifetime Income Benefit ("LIB") – Death Benefit [5]	452	4	4	71
Reset [6] (5-7 years)	2,469	6	5	70
Return of Premium ("ROP") [7] /Other	8,899	52	50	71
Subtotal Variable Annuity with GMDB/GMWB [10]	$40,823	$2,929	$567	71
Less: General Account Value with GMDB/GMWB	3,615
Subtotal Separate Account Liabilities with GMDB	37,208
Separate Account Liabilities without GMDB	78,626
Total Separate Account Liabilities	$115,834

[1]	MAV GMDB is the greatest of current AV, net premiums paid and the highest AV on any anniversary before age 80 years (adjusted for withdrawals).

[2]
Rollup GMDB is the greatest of the MAV, current AV, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 years or 100% of adjusted premiums.

[3]
EPB GMDB is the greatest of the MAV, current AV, or contract value plus a percentage of the contract’s growth. The contract’s growth is AV less premiums net of withdrawals, subject to a cap of 200% of premiums net withdrawals.

[4]	APB GMDB is the greater of current AV or MAV, not to exceed current AV plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	LIB GMDB is the greatest of current AV; net premiums paid; or, for certain contracts, a benefit amount generally based on market performance that ratchets over time.

[6]	Reset GMDB is the greatest of current AV, net premiums paid and the most recent five to seven year anniversary AV before age 80 years (adjusted for withdrawals).

[7]	ROP GMDB is the greater of current AV and net premiums paid.

[8]	AV includes the contract holder’s investment in the separate account and the general account.

[9]
NAR is defined as the guaranteed minimum death benefit in excess of the current AV. RNAR represents NAR reduced for reinsurance. NAR and RNAR are highly sensitive to equity market movements and increase when equity markets decline.

[10]
Some variable annuity contracts with GMDB also have a life-contingent GMWB that may provide for benefits in excess of the return of the GRB. Such contracts included in this amount have $6.2 billion of total account value and weighted average attained age of 73 years. There is no NAR or retained NAR related to these contracts. Includes $1.9 billion of account value for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.

Account Balance Breakdown of Variable Separate Account Investments for Contracts with Guarantees
Asset type	December 31, 2017	December 31, 2016
Equity securities (including mutual funds)	$34,496	$33,880
Cash and cash equivalents	2,712	3,045
Total	$37,208	$36,925
As of December 31, 2017 and December 31, 2016, approximately 15% and 16% of the equity securities (including mutual funds), in the preceding table were funds invested in fixed income securities and approximately 85% and 84% were funds invested in equity securities.
For further information on guaranteed living benefits that are accounted for at fair value, such as GMWB, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Debt

Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The CTDOI will permit the Company to pledge up to $0.9 billion in qualifying assets to secure FHLBB advances for 2018. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2017, the Company had no advances outstanding under the FHLBB facility.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
9. Income Taxes

The provision (benefit) for income taxes consists of the following:

	For the years ended December 31,
	2017	2016	2015
Income Tax Expense (Benefit)
Current - U.S. Federal	$4	$2	$36
Deferred - U.S. Federal	418	72	(6)
Total income tax expense	$422	$74	$30
Deferred tax assets and liabilities on the consolidated balance sheets represent the tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets (liabilities) include the following:

	As of December 31,
Deferred Tax Assets	2017	2016
Tax basis deferred policy acquisition costs	$60	$101
Unearned premium reserve and other underwriting related reserves	4	6
Financial statement deferred policy acquisition costs and reserves	39	32
Investment-related items	155	135
Insurance product derivatives	12	79
Net operating loss carryover	681	1,155
Alternative minimum tax credit [1]	—	232
Foreign tax credit carryover	23	40
Other	29	191
Total Deferred Tax Assets	1,003	1,971
Deferred Tax Liabilities
Net unrealized gain on investments	(398)	(480)
Employee benefits	(49)	(54)
Total Deferred Tax Liabilities	(447)	(534)
Net Deferred Tax Assets	$556	$1,437
[1] Amount was reclassified to current tax receivable within other assets of the consolidated balance sheets.
On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (“Tax Reform”). Tax Reform establishes new tax laws that will affect 2018, including, but not limited to, (1) reduction of the U.S. federal corporate income tax rate from 35% to 21%; (2) elimination of the corporate alternative minimum tax (AMT) and changing how existing AMT credits can be realized, (3) limitations on the deductibility of certain executive compensation, (4) changes to the discounting of statutory reserves for tax purposes, (5) modifications to the dividends received deduction, and (6) limitations on net operating losses (NOLs) generated after December 31, 2017 though there is no impact to the Company’s current NOL carryforwards.
In connection with our initial analysis of the impact of Tax Reform, the Company recorded a provisional net income tax expense of $396 in the period ending December 31, 2017. This net expense consists of a $379 reduction of The Company’s deferred tax assets primarily due to the reduction in the U.S. federal corporate income tax rate and a $17 sequestration fee payable associated with refundable AMT credits. Net of the sequestration fee payable, the Company's AMT credits of $234 have been reclassified to a current income tax receivable within other assets in the accompanying consolidated balance sheets. Tax reform allows for the refund of AMT credits over time but no later than 2022.
For components where we have made provisional estimates of the impact of Tax Reform, particularly the estimated amount of sequestration fee payable, adjustments to income tax expense, if any, will be made in the period the adjustments become known in 2018.
Under a separate entity approach, no current tax benefits would have been required to be recorded to equity in 2017, 2016, or 2015.
The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics and business considerations such as asset-liability matching.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
9. Income Taxes (continued)

Net deferred income taxes include the future tax benefits associated with the net operating loss carryover and foreign tax credit carryover as follows:
Net Operating Loss Carryover
As of December 31, 2017 and 2016, the net deferred tax asset included the expected tax benefit attributable to net operating losses of $3,243 and $3,301, respectively. If unutilized, $3,240 of the losses expire from 2023-2036. Utilization of these loss carryovers is dependent upon the generation of sufficient future taxable income.
Most of the net operating loss carryover originated from the Company's U.S. annuity business, including from the hedging program. Given the continued runoff of the U.S. fixed and variable annuity business, the exposure to taxable losses is significantly lessened. Accordingly, given the expected future ultimate parent's consolidated group earnings, the Company believes sufficient taxable income will be generated in the future to utilize its net operating loss carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time. As a condition of the close, in connection with the pending sale of HLI and subsidiaries, the Company will forego approximately $460 of deferred tax assets associated with net operating loss carryovers and foreign tax credits that will be retained by The Hartford. These deferred tax assets continue to be reflected as an asset in the accompanying financial statements as non-recoverability is contingent on the closing of the sale of the business.
Foreign Tax Credit Carryover
As of December 31, 2017 and 2016, the net deferred tax asset included the expected tax benefit attributable to foreign tax credit carryover of $23 and $40 respectively. The foreign tax credit carryovers expire from 2023 to 2024. These credits are available to offset regular federal income taxes from future taxable income and although the Company believes there will be sufficient future regular federal taxable income, there can be no certainty that future events will not affect the ability to utilize the credits. Additionally, the use of the foreign tax credits generally depends on the generation of sufficient taxable income to first utilize all of the U.S. net operating loss carryover. However, the Company has identified and purchased certain investments which allow for utilization of the foreign tax credits without first using the net operating loss carryover. Consequently, the Company believes it is more likely than not the foreign tax credit carryover will be fully realized. Accordingly, no valuation allowance has been provided.
Alternative Minimum Tax Credit and Foreign Tax Credit Carryover
As noted above, because AMT credits are refundable the Company reflected AMT credits, net of a sequestration fee payable, as a current tax receivable at its undiscounted amount and they are no longer included as deferred tax assets.
Including AMT credits, the Company has a current income tax receivable of $341 and $64 as of December 31, 2017 and 2016, respectively.
The Company or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. The federal audit of the years 2012 and 2013 was completed as of March 31, 2017 with no additional adjustments. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.
The Company’s unrecognized tax benefits are settled with the parent consistent with the terms of a tax sharing agreement. The Company’s effective tax rate for the year ended December 31, 2017 reflects a $3 net increase in the provision for income taxes from intercompany tax settlements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
9. Income Taxes (continued)

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

	For the years ended December 31,
	2017	2016	2015
Tax provision at the U.S. federal statutory rate	$132	$125	$186
Dividends received deduction ("DRD")	(102)	(76)	(152)
Foreign related investments	(7)	(7)	(3)
IRS audit adjustments	—	31	—
Tax Reform	396	—	—
Other	3	1	(1)
Provision for income taxes	$422	$74	$30
The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds, amounts of short-term capital gains at the mutual fund level and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Commitments and Contingencies

Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life, disability and accidental death and dismemberment insurance policies and with respect to annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.
The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated financial condition, results of operations or cash flows in particular quarterly or annual periods.

Lease Commitments
The rent paid to Hartford Fire Insurance Company ("Hartford Fire") for operating leases was $2, $2 and $9 for the years ended December 31, 2017, 2016 and 2015, respectively.

Operating Leases
2018	$6
2019	5
2020	4
2021	3
2022	2
Thereafter	8
Total minimum lease payments	$28
Unfunded Commitments
As of December 31, 2017, the Company has outstanding commitments totaling $787, of which $683 is committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $23 of the outstanding commitments relate to various funding obligations associated with private placement securities. The remaining outstanding commitments of $81 relate to mortgage loans the Company is expecting to fund in the first half of 2018.
Guaranty Fund and Other Insurance-related Assessments
In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2017 and 2016 the liability balance was $8. As of December 31, 2017 and 2016 amounts related to premium tax offsets of $11 and $15, respectively, were included in other assets.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Commitments and Contingencies (continued)

Derivative Commitments
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position as of December 31, 2017, was $692. Of this $692 the legal entities have posted collateral of $847, which is inclusive of initial margin requirements, in the normal course of business. In addition, the Company has posted collateral of $31 associated with a customized GMWB derivative. Based on derivative market values as of December 31, 2017, a downgrade of one or two levels below the current financial strength ratings by either Moody’s or S&P would not require additional assets to be posted as collateral. These collateral amounts could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that we post, when required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.
On October 23, 2017, Moody’s lowered its counterparty credit and insurer financial strength ratings on Hartford Life and Annuity Insurance Company and Hartford Life Insurance Company to Baa3. Given this downgrade action, termination rating triggers in two derivative counterparty relationships in which the Company has open derivative contracts were impacted. The Company has successfully re-negotiated the rating triggers with these counterparties. Accordingly, the Company does not expect the current hedging programs to be adversely impacted by the announcement of the downgrade of Hartford Life and Annuity Insurance Company and Hartford Life Insurance Company. In addition, as a result of the downgrade of Hartford Life and Annuity Insurance Company, the Company is required to post an additional $9 of collateral related to a single counterparty relationship.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Transactions with Affiliates

Parent Company Transactions
Transactions of the Company with Hartford Fire Insurance Company ("Hartford Fire"), Hartford Holdings Inc. ("HHI") and its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions, and employee costs. In addition, the Company has issued structured settlement contracts to fund claims settlements of property casualty insurance companies and self -insured entities. In many cases, the structured settlement contracts are to fund claim settlements of the Company's affiliated property and casualty companies whereby these property and casualty companies transferred funds to another affiliate of the Company to purchase the contracts. The Company had $0 and $53, respectively, of reserves for claim annuities purchased by affiliated entities as of December 31, 2017 and December 31, 2016, respectively. Reserves for annuities issued by the Company to The Hartford's property and casualty subsidiaries to fund structured settlement payments where the claimant has not released The Hartford's property and casualty subsidiaries of their primary obligation totaled $682 and $711 as of December 31, 2017 and 2016, respectively.
Substantially all general insurance expenses related to the Company are initially paid by The Hartford. Expenses are allocated to the Company using specific identification if available, or other applicable methods, that would include a blend of revenue, expense and capital.
The Company issued a guarantee to retirees and vested terminated employees of The Hartford Retirement Plan for U.S. Employees (the "Plan”) who retired or terminated prior to January 1, 2004 (the Retirees"). The Plan is sponsored by The Hartford. The guarantee is a commitment to pay all accrued benefits which the Retiree or the Retiree’s designated beneficiary is entitled to receive under the Plan in the event the Plan assets are insufficient to fund those benefits and The Hartford is unable to provide sufficient assets to fund those benefits. In June 2017, The Hartford purchased a group annuity contract with The Prudential Insurance Company of America and settled a portion of The Hartford's benefit obligation, which included, among others, the Retirees. With the purchase of this group annuity contract, The Hartford has transferred its responsibility for the Retirees' pension benefits to The Prudential Insurance Company of America, thereby causing the Plan to have no further liability with respect to any and all of the benefits of the Retirees. Accordingly, the discharge of the underlying pension obligation has extinguished the Company's guarantee.
In 1990, Hartford Fire guaranteed the obligations of the Company with respect to life, accident and health insurance and annuity contracts issued after January 1, 1990. The guarantee was issued to provide an increased level of security to potential purchasers of the Company's products. Although the guarantee was terminated in 1997, it still covers policies that were issued from 1990 to 1997. As of December 31, 2017 and December 31, 2016, no recoverables have been recorded for this guarantee, as the Company was able to meet these policyholder obligations.
Reinsurance Ceded to Affiliates
The Company maintains a reinsurance agreement with Hartford Life and Accident Insurance Company ("HLA") whereby the Company cedes both group life and group accident and health risk. Under this agreement, the Company ceded group life premium of $27, $40, and $64 for the years ended December 31, 2017, 2016, and 2015, respectively. The Company ceded accident and health premiums to HLA of $70, $86, and $129 for the years ended December 31, 2017, 2016, and 2015, respectively.
Effective August 1, 2016, the Company recaptured a reinsurance agreement with HLA, a wholly owned subsidiary of Hartford Life, Inc. whereby the Company had ceded a single group annuity contract to HLA under a 100% quota share agreement. As a result of this recapture, the Company received a return of premium of $90 and increased reserves by $63 resulting in a recognized pre-tax gain of approximately $27.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Statutory Results

The domestic insurance subsidiaries of the Company prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".
Statutory net income and statutory capital are as follows:

	For the years ended December 31,
	2017	2016	2015
Combined statutory net income	$369	$349	$371
Statutory capital	$3,552	$4,398	$4,939
Statutory accounting practices do not consolidate the net income (loss) of subsidiaries that report under U.S. GAAP. The combined statutory net income above represents the total statutory net income of the Company, and its other insurance subsidiaries.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose risk-based capital (“RBC”) requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio". The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 300% of their Company Action Levels as of December 31, 2017 and 2016. The reporting of RBC ratios is not intended for the purpose of ranking any insurance company, or for use in connection with any marketing, advertising or promotional activities.
Dividends
Dividends to the Company from its insurance subsidiaries are restricted by insurance regulation. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a domiciled insurer exceeds the insurer’s earned surplus or certain other thresholds as calculated under applicable state insurance law, the dividend requires the prior approval of the domestic regulator. In addition to statutory limitations on paying dividends, the Company also takes other items into consideration when determining dividends from subsidiaries. These considerations include, but are not limited to, expected earnings and capitalization of the subsidiary, regulatory capital requirements and liquidity requirements of the individual operating company.
In 2017, HLIC paid dividends of $1.4 billion of which $800 was a return of capital used by The Hartford to help fund the HLA acquisition of the Aetna's U.S. group life and disability business. $550 of the $800 return of capital was funded through an extraordinary dividend from HLAI to the Company and approved by the CTDOI.
On December 4, 2017, The Hartford announced it had entered into a definitive agreement to sell the company's parent, Hartford Life Inc., to a group of investors led by Cornell capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safara Group. Prior to the expected close in 2018, the Company anticipates paying an additional $300 in dividends to its parent, subject to approval by the CTDOI. The sale is anticipated to close by June 30, 2018, subject to regulatory approval and other closing conditions.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Changes in and Reclassifications From Accumulated Other Comprehensive Income

Changes in AOCI, Net of Tax for the Year Ended December 31, 2017
	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$693	$32	$(3)	$722
OCI before reclassifications	428	(5)	—	423
Amounts reclassified from AOCI	(99)	(23)	—	(122)
OCI, net of tax	329	(28)	—	301
Ending balance	$1,022	$4	$(3)	$1,023

Changes in AOCI, Net of Tax for the Year Ended December 31, 2016
	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$539	$57	$(3)	$593
OCI before reclassifications	212	(9)	—	203
Amounts reclassified from AOCI	(58)	(16)	—	(74)
OCI, net of tax	154	(25)	—	129
Ending balance	$693	$32	$(3)	$722

Changes in AOCI, Net of Tax for the Year Ended December 31, 2015
	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$1,154	$70	$(3)	$1,221
OCI before reclassifications	(633)	2	—	(631)
Amounts reclassified from AOCI	18	(15)	—	3
OCI, net of tax	(615)	(13)	—	(628)
Ending balance	$539	$57	$(3)	$593

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Changes In and Reclassifications From Accumulated Other Comprehensive Income (continued)

Reclassification from AOCI
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	Affected Line Item in the Consolidated Statement of Operations
Net Unrealized Gain on Securities
Available-for-sale securities	$153	$89	$(27)	Net realized capital losses
	153	89	(27)	Income before income taxes
	54	31	(9)	Income tax expense
	$99	$58	$(18)	Net (loss) income
Net Gains on Cash-Flow Hedging Instruments
Interest rate swaps	$(1)	$1	$(1)	Net realized capital losses
Interest rate swaps	26	25	33	Net investment income
Foreign currency swaps	11	(2)	(9)	Net realized capital losses
	36	24	23	Income before income taxes
	13	8	8	Income tax expense
	$23	$16	$15	Net (loss) income
Total amounts reclassified from AOCI	$122	$74	$(3)	Net (loss) income
14. Quarterly Results (Unaudited)

	Three months ended
	March 31,		June 30,		September 30,		December 31,
	2017	2016	2017	2016	2017	2016	2017	2016
Total revenues	$527	$487	$595	$622	$533	$702	$577	$571
Total benefits, losses and expenses	$441	$478	$450	$474	$462	$610	$503	$464
Net income	$75	$28	$112	$118	$83	$79	$(316)	$57

PART C
OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	All financial statements are included in Part A and Part B of the Registration Statement.
(b)	(1)	Resolution of the Board of Directors of Hartford Life Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)
	(2)	Not applicable.
	(3)	(a) Amended and Restated Principal Underwriter Agreement. (2)
	(3)	(b) Form of Dealer Agreement. (3)
	(4)	Form of Individual Flexible Premium Variable Annuity Contract. (4)
	(4)	(b) MAV / MAV Plus (5)
	(4)	(c) Principal First (5)
	(4)	(d) Principal First Preferred (5)
	(4)	(e) Lifetime Income Foundation Rider (Single) (5)
	(4)	(f) Lifetime Income Foundation Rider (Joint Life / Single) (5)
	(4)	(g) Lifetime Income Builder II Rider (Single) (5)
	(4)	(h) Lifetime Income Builder II Rider (Joint Life / Spousal) (5)
	(4)	(i) Unified Benefit Rider (5)
	(4)	(j) The Hartford's Lifetime Income Builder Selects Rider (Single) (5)
	(4)	(k) The Hartford's Lifetime Income Builder Selects Rider (Joint Life / Spousal) (5)
	(4)	(l) The Hartford's Lifetime Income Builder Portfolios Rider (Single) (5)
	(4)	(m) The Hartford's Lifetime Income Builder Portfolios Rider (Joint Life / Spousal) (5)
	(4)	(n) Amendatory Rider -- Voluntary Program to Surrender Contract and In Force Riders And Receive Enhanced Surrender Value (6)
	(4)	(o) Amendatory Rider - Annuity Commencement Date Deferral Option (7)
	(5)	Form of Application.(4)
	(6)	(a) Certificate of Incorporation of Hartford. (2)
	(6)	(b) Bylaws of Hartford. (2)
	(7)	Reinsurance Agreements and Amendments
(a) Transamerica Financial Life Insurance Company (5)
(b) ACE Tempest Life Reinsurance Ltd. (October 1, 2002) (5)
(c) ACE Tempest Life Reinsurance Ltd. (June 2, 2003) (5)
(d) ACE Tempest Life Reinsurance Ltd. (April 1, 2004) (5)
(e) Swiss Re Life & Health America, Inc. (HL) (5)
(f) Swiss Re Life & Health America, Inc. (HLA) (5)
	(8)	Fund Participation Agreements and Amendments
(a) AIM Variable Insurance Funds (5)
(b) American Funds Insurance Series (5)
(c) Franklin Templeton Variable Insurance Products Trust (5)
(d) Hartford Series Fund, Inc. (5)
(e) MFS Variable Insurance Trust (5)

(f) Guarantee Agreement, between Hartford Fire Insurance Company and Hartford Life and Accident Insurance Company and its wholly owned subsidiary, Hartford Life Insurance Company, dated as of January 1, 1990. (8)

(g) Guarantee between Hartford Life Insurance Company and ITT Hartford International Life Reassurance Corporation, dated August 29, 1994 and effective as of May 1, 1993. (8)
(h) Guarantee Agreement, between Hartford Life Insurance Company and ITT Comprehensive Employee Benefit Service Company, its wholly owned subsidiary, dated as of April 1, 1997. (8)
(i) Guarantee Agreement, between Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company, dated as of May 23, 1997. (8)
(j) Capital Maintenance Agreement by and between Hartford Life Insurance Company and Hartford Life, Inc. dated March 12, 2001. (8)
	(9)	Opinion and Consent of Lisa Proch, Assistant General Counsel
	(10)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm
	(11)	No financial statements are omitted
	(12)	Not applicable.
	(99)	Copy of Power of Attorney.

(1)	Incorporated by reference to Item 24(b)(1) in Post-Effective Amendment No. 1 to the Registration Statement File No. 333-70153, filed on April 13, 1999.

(2)
Incorporated by reference to Item 24(b)(3)(a), Item 24(b)(6)(a), and Item 24(b)(6)(b), respectively in Post-Effective Amendment No. 3 to the Registration Statement File No. 333-148564, filed on February 9, 2009.

(3)	Incorporated by reference to Item 24(b)(3)(b) in Post-Effective Amendment No. 3 to the Registration Statement File No. 33-73570, filed on April 29, 1996.

(4)	Incorporated by reference to Item 24(b)(5) in Pre-Effective Amendment No. 1, to the Registration Statement File No. 333-101934, filed on April 7, 2003.

(5)
Incorporated by reference to Items 24(b)(4)(b-m), Items 24(b)(7)(a-f), and Items 24(b)(8)(a-e), respectively, in Post-Effective Amendment No. 17 to the Registration Statement File No. 333-101937, filed on November 1, 2012.

(6)	Incorporated by reference to Item 24(b)(4)(n) in Post-Effective Amendment No. 18, to the Registration Statement File No. 333-101937, filed on April 23, 2012.

(7)	Incorporated by reference to Item 24(b)(4)(o) in Post-Effective Amendment No. 23, to the Registration Statement File No. 333-101937, filed on November 15, 2016.

(8)	Incorporated by reference to Items 24(b)(8)(b-f), respectively, in Post-Effective Amendment No. 10, to the Registration Statement File No. 333-148564 filed on May 3, 2010.
ITEM 25 DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION
Thomas E. Bartell	Vice President
Ellen T. Below	Vice President
John B. Brady	Actuary, Vice President
Kathleen M. Bromage	Senior Vice President
Michael R. Chesman	Senior Vice President, Director of Taxes
Robert A. Cornell	Actuary, Vice President
Christopher S. Conner	Chief Compliance Officer of Separate Accounts
Christopher J. Dagnault (1)	Vice President
Michael R. Hazel	Vice President, Controller
Donna R. Jarvis	Actuary, Vice President
Brion S. Johnson	President, Chairman of the Board, Director
Diane Krajewski	Vice President
David R. Kryzanski	Vice President
Lisa S. Levin	Corporate Secretary
Craig D. Morrow	Appointed Actuary, Vice President
Matthew J. Poznar	Senior Vice President, Director
Robert W. Paiano	Executive Vice President, Director
Lisa M. Proch	Vice President and Chief Compliance Officer of Talcott Resolution
David G. Robinson	Executive Vice President, General Counsel
Peter F. Sannizzaro	Senior Vice President, Chief Accounting Officer, Chief Financial Officer
Robert R. Siracusa	Vice President

Unless otherwise indicated, the principal business address of each of the above individuals is One Hartford Plaza, Hartford, CT 06155.
ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

Filed herein as Exhibit 99.26.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of February 28, 2018, there were 23,345 owners of qualified contracts and 19,140 owners of non-qualified contracts.

ITEM 28. INDEMNIFICATION

Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."

Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) HSD acts as principal underwriter for the following investment companies:

Hartford Life Insurance Company - Separate Account Two
Hartford Life Insurance Company - Separate Account Two (DC Variable Account I)
Hartford Life Insurance Company - Separate Account Two (DC Variable Account II)
Hartford Life Insurance Company - Separate Account Two (QP Variable Account)
Hartford Life Insurance Company - Separate Account Two (Variable Account "A")
Hartford Life Insurance Company - Separate Account Two (NQ Variable Account)
Hartford Life Insurance Company - Separate Account Ten
Hartford Life Insurance Company - Separate Account Three
Hartford Life Insurance Company - Separate Account Five
Hartford Life Insurance Company - Separate Account Seven
Hartford Life Insurance Company - Separate Account Eleven
Hartford Life Insurance Company - Separate Account Twelve
Hartford Life and Annuity Insurance Company - Separate Account One
Hartford Life and Annuity Insurance Company - Separate Account Ten
Hartford Life and Annuity Insurance Company - Separate Account Three
Hartford Life and Annuity Insurance Company - Separate Account Five
Hartford Life and Annuity Insurance Company - Separate Account Six
Hartford Life and Annuity Insurance Company - Separate Account Seven
Hartford Life and Annuity Insurance Company - Separate Account VLI
Hartford Life and Annuity Insurance Company - Separate Account VLII
American Maturity Life Insurance Company - Separate Account AMLVA
American Maturity Life Insurance Company - Separate Account One
Nutmeg Life Insurance Company - Separate Account One
ICMG Registered Variable Life Separate Account A
ICMG Registered Variable Life Separate Account One
Union Security Insurance Company - Variable Account C
Union Security Insurance Company - Variable Account D
Union Security Life Insurance Company - Separate Account A

(b) Directors and Officers of HSD

Name	Positions and Offices with Underwriter
Diana Benken	Chief Financial Officer, Controller/FINOP
Christopher S. Conner	AML Compliance Officer, Chief Compliance Officer, Privacy Officer, Secretary
Michael Chesman	Senior Vice President, Director of Taxes
Christopher J. Dagnault (1)	President, Chief Executive Officer, Director
Andrew Diaz-Matos	Vice President
Donald C. Hunt	Vice President
Kathleen E. Jorens	Vice President
Diane Krajewski	Director
Sabra R. Purtill	Treasurer
Robert Siracusa	Director
Mark M. Sosha	Vice President

Unless otherwise indicated, the principal business address of each of the above individuals is One Hartford Plaza, Hartford, CT 06155.

(1) Address: 500 Bielenberg Drive. Woodbury, MN 55125.

(c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Hartford at One Hartford Plaza, Hartford, CT 06155.

ITEM 31. MANAGEMENT SERVICES

All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 32. UNDERTAKINGS

(a)
The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

(b)
The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)
Hartford hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. Registrant has complied with conditions one through four of the no-action letter.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on April 19, 2018.

Hartford Life Insurance Company
Separate Account Seven (Registrant)

By:	Brion S. Johnson*	*By:	/s/ Lisa Proch
	Brion S. Johnson		Lisa Proch
	President, Chairman of the Board		Attorney-in-Fact

Hartford Life Insurance Company
(Depositor)

By:	Brion S. Johnson*
Brion S. Johnson
President, Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Brion S. Johnson, President,
Chairman of the Board, Director*
Matthew J. Poznar, Senior Vice President, Director*	*By:	/s/ Lisa Proch
Robert W. Paiano, Executive Vice President, Director*		Lisa Proch
Peter F. Sannizzaro, Senior Vice President, Chief Accounting Officer,		Attorney-in-Fact
Chief Financial Officer*	Date:	April 19, 2018

333-101937

EXHIBIT INDEX
(9)	Opinion and Consent of Lisa Proch, Assistant General Counsel
(10)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm
(26)	Organizational Chart
(99)	Power of Attorney